UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

_____________________

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the

Securities Exchange Act of 1934

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☐	Soliciting Material Pursuant to §240.14a-12

GEE GROUP INC.
(Name of Registrant as Specified in Its Charter)

(Name of Person(s) Filing Proxy Statement, if Other Than the Registrant)

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GEE GROUP INC.

184 Shuman Blvd., Suite 420

Naperville, Illinois 60563

TO THE STOCKHOLDERS OF

GEE GROUP INC.:

You are cordially invited to attend the Annual Meeting of stockholders of GEE Group Inc. (the “Company” or “GEE Group”) to be held on August 16, 2017. At the meeting, you will be asked to consider proposals to approve (i) the Company’s issuance of up to approximately 5,926,000 shares of its common stock in connection with the conversion of its Series B Convertible Preferred Stock, without par value (“Series B Convertible Preferred Stock”) into shares of common stock (the “Preferred Conversion Proposal”), (ii) the Company’s issuance of up to approximately 3,061,000 shares of its common stock in connection with the conversion of its 9.5% Convertible Subordinated Notes (“ 9.5% Notes”) into shares of common stock and/or the payment of interest on the 9.5% Notes in shares of common stock (the “Note Conversion Proposal”), (iii) the election of seven members of our Board of Directors (the “Board Election Proposal”), (iv) the ratification of the appointment of Friedman LLP as our independent registered public accounting firm for 2017 (the “Auditor Ratification Proposal”) and (v) the approval of an amendment to our 2013 Incentive Stock Plan (the “2013 Plan” ) to increase the number of shares of common stock issuable pursuant to awards granted under the 2013 Plan from 1,000,000 to 4,000,000 (the “2013 Plan Amendment Proposal”). The Company issued an aggregate of approximately 5,926,000 shares of Series B Convertible Preferred Stock and $12.5 million in aggregate principal amount of its 9.5% Notes on or about April 3, 2017 in connection with its acquisition of SNI Holdco, a Delaware corporation (“SNIH”) and its wholly-owned subsidiary, SNI Companies, Inc., a Delaware corporation (“SNI Companies”) pursuant to an Agreement and Plan of Merger dated as of March 31, 2017 (the “Merger Agreement”) by and among the Company, GEE Portfolio Group, Inc., a Delaware corporation (“GEE Portfolio”), SNIH, Smith Holdings, LLC a Delaware limited liability company, Thrivent Financial for Lutherans, a Wisconsin corporation, organized as a fraternal benefits society, Madison Capital Funding, LLC, a Delaware limited liability company and Ronald R. Smith, in his capacity as a stockholder and Ronald R. Smith in his capacity as the representative of the SNIH Stockholders. The Merger Agreement provided for the merger subject to the terms and conditions set forth in the Merger Agreement of SNIH with and into GEE Portfolio pursuant to which GEE Portfolio was the surviving corporation (the “Merger”). The Merger was consummated on April 3, 2017. As a result of the Merger, GEE Portfolio became the owner of 100% of the outstanding capital stock of SNI Companies. You will also be asked to vote on a proposal to approve any adjournment of the Annual Meeting, including, if necessary, to solicit additional proxies in favor of the Preferred Conversion Proposal and/or the Note Conversion Proposal if there are not sufficient votes to approve those Proposals.

The Preferred Conversion Proposal, the Note Conversion Proposal, the Board Election Proposal, the Auditor Ratification Proposal, the 2013 Plan Amendment Proposal and the Merger are described in greater detail in the enclosed materials, which we urge you to read carefully.

The Annual Meeting will be held at _____ a.m., Eastern time, on ______, at  ________________________________. At this important meeting, you will be asked to consider and vote upon the following:

•	The Preferred Conversion Proposal:

•	The Note Conversion Proposal;

•	The Board Election Proposal;

•	The Auditor Ratification Proposal;

•	The 2013 Plan Amendment Proposal;

•	The approval of any adjournment or postponement of the Annual Meeting for the purpose of soliciting additional proxies if there are not sufficient votes at the time of the Annual Meeting to approve the Preferred Conversion Proposal and/or the Note Conversion Proposal (the "Adjournment Proposal"); and

•	To consider such other business as may properly come before the Annual Meeting or any adjournment or postponement of the Annual Meeting.

ii

Pursuant to the rules of the NYSE MKT, the exchange on which the Company’s common stock is listed, the approval of the Preferred Conversion Proposal and the approval of the Note Conversion Proposal is required because the aggregate number of shares of common stock proposed to be issued by the Company in connection with (i) the conversion in full of the Series B Preferred Stock into shares of common stock, (ii) the conversion in full of the 9.5% Notes into shares of common stock and (iii) the payment of interest on the 9.5% Notes in shares of common stock constitutes more than 19.99% of the Company’s outstanding common stock prior to the Merger. Pursuant to the rules of the NYSE MKT, the approval of the 2013 Plan Amendment Proposal is also required.

Until such time as the stockholders of the Company approve the Preferred Conversion Proposal, the holders of Series B Preferred Stock may not convert any shares of Series B Preferred Stock into shares of common stock to the extent that such conversion, when taken together with (i) all prior conversions of Series B Preferred Stock into shares of common stock, (ii) all prior conversions of 9.5% Notes into shares of common stock, (iii) all prior issuances of common stock as interest payments on the 9.5% Notes and (iv) all other shares of common stock that were previously issued in connection with the issuance of the 9.5% Notes would constitute more than 19.99% of the Company’s outstanding common stock immediately prior to the Merger (the “Conversion Limit”). Until such time as the stockholders of the Company approve the Note Conversion Proposal, the holders of 9.5% Notes may not convert any 9.5% Notes into shares of common stock to the extent that such conversion, when taken together with (i) all prior conversions of Series B Preferred Stock into shares of common stock, (ii) all prior conversions of 9.5% Notes into shares of common stock, (iii) all prior issuances of common stock as interest payments on the 9.5% Notes and (iv) all other shares of common stock that were previously issued in connection with the issuance of the 9.5% Notes would exceed the Conversion Limit. Until such time as the stockholders of the Company approve the Note Conversion Proposal, the Company may not make any interest payment on the 9.5% Notes in shares of common stock to the extent that such issuance of common stock when taken together with (i) all prior conversions of Series B Preferred Stock into shares of common stock, (ii) all prior conversions of 9.5% Notes into shares of common stock (iii) all prior issuances of common stock as interest payments on the 9.5% Notes and (iv) all other shares of common stock that were previously issued in connection with the issuance of the 9.5% Notes would exceed the Conversion Limit.

Until such time as the stockholders of the Company approve the 2013 Plan Amendment Proposal, the Company may not issue more than 1,000,000 shares of common stock pursuant to awards granted under the 2013 Plan. As of May 23, 2017, the Company had issued awards with respect to 748,005 shares of common stock under the 2013 Plan.

Pursuant to the rules of the NYSE MKT, the approval of each of the Preferred Conversion Proposal, the Note Conversion Proposal and the 2013 Plan Amendment Proposal requires the affirmative vote of at least a majority of the votes cast by the Company stockholders entitled to vote on such proposal. If you "Abstain" from voting, it will have the same effect as an "Against" vote on each of the Preferred Conversion Proposal, the Note Conversion Proposal and the 2013 Plan Amendment Proposal. Failure to vote, including broker non-votes, will have no effect with respect to the requirement under the NYSE MKT rules that each of the Preferred Conversion Proposal, the Note Conversion Proposal and the 2013 Plan Amendment Proposal be approved by the affirmative vote of at least a majority of the votes cast by stockholders entitled to vote on such proposal.

Based on the 9,878,892 shares of common stock outstanding on May 23, 2017, assuming the conversion in full of the Series B Preferred Stock into shares of common stock, the former stockholders of SNIH will own approximately 37.5% of the then outstanding common stock of the Company. Based on the 9,878,892 shares of common stock outstanding on May 23, 2017, assuming the conversion in full of all of the Series B Preferred Stock and all of the 9.5% Notes into shares of common stock, the former stockholders of SNIH will own approximately 45% of the then outstanding common stock of the Company.

iii

After careful consideration of all relevant factors, the Company’s Board of Directors has determined that each of the Preferred Conversion Proposal, the Note Conversion Proposal, the Board Election Proposal, the Auditor Ratification Proposal and the 2013 Plan Amendment Proposal is fair to and in the best interests of the Company and its stockholders, and has recommended that you vote or give instruction to vote “FOR” adoption of Preferred Conversion Proposal, “FOR” adoption of the Note Conversion Proposal, “For” adoption of the Board Election Proposal, “FOR” adoption of the Auditor Ratification Proposal, “FOR” adoption of the 2013 Plan Amendment Proposal and to approve the Adjournment Proposal.

Enclosed is a notice of Annual Meeting and proxy statement containing detailed information concerning the Preferred Conversion Proposal, the Note Conversion Proposal, the Merger, the Board Election Proposal, the Auditor Ratification Proposal, the 2013 Plan Amendment Proposal and the Annual Meeting. Whether or not you plan to attend the meeting, we urge you to read carefully this entire proxy statement, its annexes and the information incorporated by reference into this proxy statement and vote your shares.

I look forward to seeing you at the meeting.

Sincerely,

Derek E. Dewan
Chairman of the Board of Directors

Your vote is important. Whether you plan to attend the Annual Meeting or not, please sign, date and return the enclosed proxy card in the envelope provided as soon as possible. You may also vote by telephone or the Internet, as described on the proxy card.

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GEE GROUP INC.

184 Shuman Blvd., Suite 420

Naperville, Illinois 60563

NOTICE OF ANNUAL MEETING OF STOCKHOLDERS

TO BE HELD _______________, 2017

TO THE STOCKHOLDERS OF

GEE GROUP INC.:

NOTICE IS HEREBY GIVEN that the Annual Meeting of stockholders of GEE Group Inc., a Illinois corporation, will be held at __________ a.m., Eastern time, on ___________, at  __________________________ to consider and vote upon proposals to approve:

•	The issuance by the Company of up to approximately 5,926,000 shares of its common stock in connection with the conversion of its Series B Convertible Preferred Stock into shares of common stock (the “Preferred Conversion Proposal”);

•	The issuance by the Company of up to approximately 3,061,000 shares of its common stock in connection with the conversion of its 9.5% Convertible Subordinated Notes (“ 9.5% Notes”) into shares of common stock and/or the payment of interest on the 9.5% Notes in shares of common stock (the “Note Conversion Proposal”);

•	The election of seven members of our Board of Directors (the “Board Election Proposal”);

•	The ratification of the appointment of Friedman LLP as our independent registered public accounting firm for 2017 (the “Auditor Ratification Proposal”);

•	The approval of an amendment to our 2013 Incentive Stock Plan (the “2013 Plan” ) to increase the number of shares of common stock issuable pursuant to awards granted under the 2013 Plan from 1,000,000 shares to 4,000,000 shares (the “2013 Plan Amendment Proposal”); and

•	The approval of any adjournment or postponement of the Annual Meeting for the purpose of soliciting additional proxies if there are not sufficient votes at the time of the Annual Meeting to approve the Preferred Conversion Proposal and/or the Note Conversion Proposal (the "Adjournment Proposal").

The Board of Directors has fixed the record date as the close of business on __________ __, 2017, the date for determining the Company’s stockholders entitled to receive notice of and vote at the Annual Meeting and any adjournment thereof. Only holders of record of the Company’s common stock on that date are entitled to have their votes counted at the Annual Meeting or any adjournment. These proxy materials are dated ___________, 2017 and are first being mailed to the Company’s stockholders on or about __________, 2017.

Your vote is important. Please sign, date and return your proxy card as soon as possible to make sure that your shares are represented at the Annual Meeting. You may also vote by telephone or the Internet, as described on the proxy card. If you are a stockholder of record, you may also cast your vote in person at the Annual Meeting. If your shares are held in an account at a brokerage firm or bank, you must instruct your broker or bank how to vote your shares, or you may cast your vote in person at the Annual Meeting by obtaining a proxy from your brokerage firm or bank. Your failure to vote or instruct your broker or bank how to vote will have the same effect as voting against the proposals.

After careful consideration of all relevant factors, the Company’s Board of Directors has determined that each of the Preferred Conversion Proposal, the Note Conversion Proposal, the Board Election Proposal, the Auditor Ratification Proposal, the 2013 Plan Amendment Proposal and the Adjournment Proposal is fair to and in the best interests of the Company and its stockholders, and has recommended that you vote or give instruction to vote “FOR” adoption of each of these proposals.

By Order of the Board of Directors,

Dated: ___________, 2017
Derek E. Dewan Chairman of the Board of Directors

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2

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Annexes

A	-

Agreement and Plan of Merger dated as of March 31, 2017 by and among the Company, GEE Portfolio Group, Inc., SNI Holdco, Inc., Smith Holdings, LLC Thrivent Financial for Lutherans, Madison Capital Funding, LLC, Ronald R. Smith, in his capacity as a stockholder and Ronald R. Smith in his capacity as the representative of the SNIH Stockholders

B	-	Statement of Resolution Establishing Series of the Series B Convertible Preferred Stock

C	-	Form of 9.5% Convertible Subordinated Note

D	-	Opinion of Stifel, Nicolaus & Company, Incorporated dated March 31, 2017

E	-	Form of Amendment to 2013 Incentive Stock Plan

F	-	Annual Report on Form 10-K of GEE Group, Inc. for the fiscal year ended September 30, 2016

G	-	Quarterly Report on Form 10-Q of GEE Group, Inc. for the fiscal quarter ended March 31, 2017

H	-	Consent of Friedman LLP

I	-	Consent of RSM US LLP

J	-	Form of Proxy Card

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Important Notice Regarding the Availability of Proxy Materials for the Annual Meeting of Stockholders to be held on ______________, 2017.

This Proxy Statement and our Annual Report on Form 10-K for the fiscal year ended September 30, 2016, the Quarterly Report on Form 10-Q for the Three Months ended December 31, 2016 and the Quarterly Report on Form 10-Q for the Six Months Ended March 31, 2017 are available at http://www.cstproxy.com/generalemployment/2017.

If you would like additional copies of this Proxy Statement, the Company's Annual Report on Form 10-K for the year ended September 30, 2016, the Company's Quarterly Report on Form 10-Q for the Three Months ended December 31, 2016 or the Company's Quarterly Report on Form 10-Q for the Six Months ended March 31, 2017, or if you have questions about the Preferred Conversion Proposal, the Note Conversion Proposal, the Board Election Proposal, the Auditor Ratification Proposal, the Plan Amendment Proposal or the Adjournment Proposal then you should contact:

Andrew J. Norstrud

12950 Race Track Road, Suite 216

Tampa, FL  33626

813-803-8275

To obtain timely delivery of requested materials, security holders must request the information no later than five business days before the date they submit their proxies or attend the Annual Meeting. The latest date to request the information to be received timely is ___________, 2017.

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SUMMARY

The following summary term sheet highlights selected information in this proxy statement and may not contain all the information that may be important to you. Accordingly, we encourage you to read carefully this entire Proxy Statement, its Annexes and the documents and information incorporated by reference into this Proxy Statement, which includes important business and financial information filed with the Securities and Exchange Commission (the "SEC") regarding the Company.

The Companies

GEE Group Inc.

Together with our subsidiaries, we are a provider of permanent and temporary professional, industrial and physician assistant staffing and placement services in and near several major U.S. cities. We specialize in the placement of information technology, engineering, medical data entry assistants (medical scribes) who specialize in electronic medical records (EMR) services for emergency departments, specialty physician practices and clinics and accounting professionals for direct hire and contract staffing for our clients. Our industrial staffing business provides weekly temporary staffing for light industrial clients, primarily in Ohio.

Our staffing services are provided through a network of branch offices located in major metropolitan areas throughout the United States. We have one office located in each of Arizona, Colorado, Georgia, Indiana, Illinois and Massachusetts, two offices in each of California and Texas, three offices in Florida and seven offices in Ohio.

Our principal executive offices are located at 184 Shuman Blvd., Suite 420, Naperville, IL 60563 and our telephone number is (630) 954-0400. Our website address is geegroup.com.

The Company and its subsidiaries provide the following services: (a) professional placement services specializing in the placement of information technology, engineering, medical data entry assistants (medical scribes) who specialize in electronic medical records (EMR) services for emergency departments, specialty physician practices and clinics and accounting professionals for direct hire and contract staffing, (b) temporary staffing services in light industrial staffing.

SNIH and SNI Companies

SNIH through its wholly-owned subsidiary, SNI Companies is a premier provider of recruitment and staffing services specializing in administrative, finance, accounting, banking, technology, and legal professions. Through its Staffing Now®, Accounting Now®, SNI Technology®, SNI Financial®, Legal Now®, SNI Energy® and SNI Certes® divisions, SNI Companies delivers staffing solutions on a temporary/contract, temp/contract-to hire, full time and direct hire basis, across a wide range of disciplines and industries including finance, accounting, banking, technical, software, tax, human resources, legal, engineering, construction, manufacturing, natural resources, energy and administrative professional. SNI Companies has offices in Colorado, Connecticut, Washington DC, Georgia, Illinois, Iowa, Louisiana, Maryland, Massachusetts, Minnesota, New Jersey, Pennsylvania, Texas and Virginia.

The assets of the Acquired Companies primarily consist of accounts receivable, unbilled revenue, deposit, leases, customer contracts, fixed assets and other current assets. In addition, the purchase price paid in the Merger for the Acquired Companies includes value derived from goodwill and the talented sales and recruiting personnel employed by the Acquired Companies.

The principal executive offices of SNI Companies is located at 4500 Westown Pkwy, Suite 120, West Des Moines, IA 50266.

6

The Annual Meeting At the Annual Meeting, holders of the Company’s common stock will be asked to approve:
•	The issuance by the Company of up to approximately 5,926,000 shares of its common stock in connection with the conversion of its Series B Convertible Preferred Stock into shares of common stock (the “Preferred Conversion Proposal”);
•	The issuance by the Company of up to approximately 3,061,000 shares of its common stock in connection with the conversion of its 9.5% Convertible Subordinated Notes (“9.5% Notes”) into shares of common stock and/or in connection with the payment of interest on the 9.5% Notes in shares of common stock (the “Note Conversion Proposal”);
•	The election of seven members of our Board of Directors (the “Board Election Proposal”);
•	The ratification of the appointment of Friedman LLP as our independent registered public accounting firm for 2017 (the “Auditor Ratification Proposal”);
•	The approval of an amendment to our 2013 Incentive Stock Plan (the “2013 Plan” ) to increase the number of shares of common stock issuable pursuant to awards granted under the 2013 Plan from 1,000,000 shares to 4,000,000 shares (the “2013 Plan Amendment Proposal”); and
•	The approval of any adjournment or postponement of the Annual Meeting for the purpose of soliciting additional proxies if there are not sufficient votes at the time of the Annual Meeting to approve the Preferred Conversion Proposal and/or the Note Conversion Proposal (the "Adjournment Proposal").

Voting

Only holders of record of common stock at the close of business on __________, 2017 are entitled to vote at the Annual Meeting. A quorum is necessary to hold a valid meeting of stockholders. For each of the proposals to be presented at the Annual Meeting, the holders of shares of our common stock outstanding on __________, 2017, the record date, representing ______________ votes must be present at the Annual Meeting, in person or by proxy. If you vote including by Internet, or proxy card your shares voted will be counted towards the quorum for the Annual Meeting. Abstentions and broker non-votes are counted as present for the purpose of determining a quorum.

Pursuant to the rules of the NYSE MKT, the approval of each of the Preferred Conversion Proposal and the Note Conversion Proposal requires the affirmative vote of at least a majority of the votes cast by the Company stockholders entitled to vote on the matter, provided that there is a quorum. If you "Abstain" from voting, it will have the same effect as an "Against" vote on the Preferred Conversion Proposal and the Note Conversion Proposal. Failure to vote, including broker non-votes, will have no effect with respect to the requirement under the NYSE MKT rules that each of the Preferred Conversion Proposal and the Note Conversion Proposal be approved by the affirmative vote of at least a majority of the votes cast by stockholders entitled to vote on the matter.

The Board Election Proposal requires the affirmative vote of shares of Common Stock representing a plurality of the votes cast on the proposal at the Annual Meeting. This means that the seven nominees will be elected if they receive more affirmative votes than any other person. You may not cumulate your votes for the election of directors. Brokers may not use discretionary authority to vote shares on the election of directors if they have not received specific instructions from their clients. For your vote to be counted in the election of directors, you will need to communicate your voting decisions to your bank, broker or other nominee before the date of the Annual Meeting in accordance with their specific instructions.

The Auditor Ratification Proposal requires the affirmative vote of shares of Common Stock representing a majority of votes cast on the proposal at the Annual Meeting. For the purpose of the vote on this proposal, abstentions, broker non-votes and other shares not voted will not be counted as votes cast and will have no effect on the result of the vote, although all shares for which proxies have been given will be considered present for the purpose of determining the presence of a quorum.

Pursuant to the rules of the NYSE MKT, the 2013 Plan Amendment Proposal requires the affirmative vote of at least a majority of the votes cast by the Company stockholders entitled to vote on the matter, provided that there is a quorum. If you "Abstain" from voting, it will have the same effect as an "Against" vote on the 2013 Plan Amendment Proposal. Failure to vote, including broker non-votes, will have no effect with respect to the requirement under the NYSE MKT rules that the 2013 Plan Amendment Proposal be approved by the affirmative vote of at least a majority of the votes cast by stockholders entitled to vote.

The Adjournment Proposal requires the affirmative vote of a majority of the votes cast by the stockholders entitled to vote on the matter. For the purpose of the vote on this proposal, abstentions, broker non-votes and other shares not voted will not be counted as votes cast and will have no effect on the result of the vote, although all shares for which proxies have been given will be considered present for the purpose of determining the presence of a quorum.

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Change of Vote and Revocation of Proxies

If you are a registered stockholder and would like to change your vote after submitting your proxy but prior to the Annual Meeting, you may do so by (a) signing and submitting another proxy with a later date, (b) voting again by telephone or the Internet or (c) voting at the Annual Meeting. Alternatively, if you would like to revoke your proxy, you may submit a written revocation of your proxy to our Corporate Secretary at GEE Group Inc. 184 Shuman Blvd., Suite 420, Naperville, Illinois 60563.

The Merger

The Company entered into an Agreement and Plan of Merger dated as of March 31, 2017 (the “Merger Agreement”) by and among the Company, GEE Group Portfolio, Inc., a Delaware corporation and a wholly owned subsidiary of the Company, (“GEE Portfolio”), SNI Holdco Inc., a Delaware corporation (“SNIH”), Smith Holdings, LLC a Delaware limited liability company, Thrivent Financial for Lutherans, a Wisconsin corporation, organized as a fraternal benefits society (“Thrivent”), Madison Capital Funding, LLC, a Delaware limited liability company (“Madison”) and Ronald R. Smith, in his capacity as a stockholder (“Mr. Smith” and collectively with Smith Holdings, LLC, Thrivent and Madison, the “Principal Stockholders”) and Ronald R. Smith in his capacity as the representative of the SNIH Stockholders (“Stockholders’ Representative”). The Merger Agreement provided for the merger subject to the terms and conditions set forth in the Merger Agreement of SNI Holdco with and into GEE Portfolio pursuant to which GEE Portfolio would be the surviving corporation (the “Merger”). The Merger was consummated on April 3, 2017 (the “Closing”) and did not require stockholder approval in order to be completed. As a result of the merger, GEE Portfolio became the owner of 100% of the outstanding capital stock of SNI Companies, Inc., a Delaware corporation and a wholly-owned subsidiary of SNI Holdco (“SNI Companies” and collectively with SNI Holdco, the “Acquired Companies”).

Merger Consideration

The aggregate consideration paid for the shares of SNI Holdco (the “Merger Consideration”) was approximately $66,300,000, plus or minus the “NWC Adjustment Amount” or the difference in the book value of the Closing Net Working Capital (as defined in the Merger Agreement) of the Acquired Companies as compared to the Benchmark Net Working Capital (as defined in the Merger Agreement) of the Acquired Companies of $9.2 million. The consideration by the Company paid to the former stockholders of SNIH in the Merger consisted of (i) an aggregate of approximately $24,485,000 in cash, (ii) an aggregate of $12.5 million in aggregate principal amount of its 9.5% Notes and (iii) an aggregate of approximately 5,926,000 shares of its Series B Convertible Preferred Stock (with an approximate value of approximately $29,300,000 based on the closing stock price of GEE Group, Inc. common stock of $4.95). For a description of the terms of the Series B Convertible Preferred Stock please see “Proposal 1—The Preferred Conversion Proposal—Material  Terms of Series B Convertible Preferred Stock “ on pages 22-23 of this Proxy Statement. For a description of the terms of the 9.5% Notes, please see “Proposal 2—The Note Conversion Proposal—Material Terms of 9.5% Notes “ on pages 49-51 of this Proxy Statement.

Indemnification

The SNIH Stockholders have agreed to indemnify the Company with respect to the breach of the representations and warranties set forth in the Merger Agreement. The relative responsibility and Indemnification Ceiling of each SNIH Stockholder is determined as set forth in the Merger Agreement and is described in more detail on page 26 of this Proxy Statement. In addition, the indemnification obligations of the SNIH Stockholders are subject to certain overall baskets, deductibles and ceilings as set forth in the Merger Agreement. The Company is entitled to seek ‘set off’ or ‘recoupment’ for indemnification with respect to a respective SNIH Stockholder’s 9.5% Notes or stock or other property, as may be owned by that SNIH Stockholder and held in escrow. $8.6 million in aggregate principal amount of the 9.5% Notes will be held in escrow by the Escrow Agent against which the Company may seek set-off in the event of certain indemnification obligations of the SNIH Stockholders. These 9.5% Notes will be released from escrow after a period of eighteen months if there are no outstanding claims for indemnification, but not if there are outstanding claims for indemnification.

Registration Rights

The Company has agreed to provide the SNIH Stockholders with certain piggyback and demand registration rights with respect to the shares of Common Stock that are issuable upon the conversion of the Series B Convertible Preferred Stock and the 9.5% Notes and that are issued as payment of interest with respect to the 9.5% Notes, as more fully described on page 27 of this Proxy Statement.

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Regulatory Approvals

No federal or state regulatory approvals were required to be obtained prior to the consummation of the Merger.

Accounting Treatment

The Company accounts for business combinations pursuant to Accounting Standards Codification ASC 805, Business Combinations. In accordance with ASC 805, the Company uses it best estimates and assumptions to accurately assign fair value to the assets acquired and the liabilities assumed at the acquisition date. Goodwill as of the acquisition date is measured as the excess of the purchase consideration over the fair value of the assets acquired and the liabilities assumed. The results of the Acquired Companies have been included in the consolidated financial statements of the Company since the date of the Merger.

Material Federal Income Tax Consequences

We have not obtained a tax opinion from legal counsel or tax experts on the Merger. The Merger is intended for federal income tax purposes to qualify as one or more reorganizations within the meaning of the Internal Revenue Code of 1986, as amended, and the regulations promulgated thereunder. Based on the provisions of the Internal Revenue Code of 1986, as amended, existing United States Treasury regulations promulgated thereunder and administrative and judicial interpretations thereof, all as in effect as of the date hereof and all of which are subject to change (possibly with retroactive effect), we do not believe that the Merger will give rise to the recognition of gain or loses to us or our stockholders for U.S. federal income tax purposes, however management has estimated a $12,000,000 deferred tax liability based on the inability for the Company to deduct the amortization of intangible assets. The foregoing summary is for general information only and does not discuss any state, local, foreign or other tax consequences.

Opinion of Financial Advisor

Stifel, Nicolaus & Company, Incorporated, or Stifel, delivered its opinion to the Company’s Board of Directors on March 31, 2017 that, as of the date of the opinion and based upon and subject to the factors, considerations, qualifications, limitations and assumptions set forth therein, the Merger Consideration to be paid by the Company in the Merger pursuant to the Merger Agreement was fair to the Company from a financial point of view.

The full text of the written opinion of Stifel, dated March 31, 2017, which sets forth assumptions made, procedures followed, matters considered and limitations on the review undertaken in connection with the opinion, is attached as Annex D to this Proxy Statement. Our stockholders should read the opinion in its entirety, as well as the section of this Proxy Statement entitled “The Merger – Opinion of Financial Advisor” beginning on page 29 of this Proxy Statement. Stifel provided its opinion for the information and assistance of the Company’s Board in connection with the Board’s consideration of the Merger. The opinion of Stifel is not a recommendation to the Company’s Board as to how the Board should vote on any aspect of the Merger and its opinion does not constitute a recommendation to any stockholder of the Company as to how such stockholder should vote at the Annual Meeting with respect to the Preferred Conversion Proposal, the Note Conversion Proposal or as to any other action that a stockholder should take with respect to the Preferred Conversion Proposal or the Note Conversion Proposal.

Dissenters Rights

Illinois law does not provide the Company’s stockholders with dissenter or appraisal rights in connection with the Preferred Conversion Proposal, the Note Conversion Proposal, the Board Election Proposal, the Auditor Ratification Proposal, the 2013 Plan Amendment Proposal or the Adjournment Proposal.

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Unaudited Pro Forma Financial Information

Unaudited Pro Forma Financial Information reflecting the Merger is included elsewhere in this Proxy Statement and should be read in its entirety by our stockholders. See “Unaudited Pro forma Financial Information” beginning on page 39 of this Proxy Statement.

Information Regarding the Preferred Conversion Proposal and the Note Conversion Proposal

Although the Company was not required to seek the approval of its stockholders in connection with the consummation of the Merger, the Company is required to seek the approval of its stockholders in connection with the conversion of shares of Series B Convertible Preferred and/or the conversion of 9.5% Notes into shares of common stock to the extent that such conversions would exceed the “Conversion Limit” (as defined below). Pursuant to the terms of the Merger Agreement, we are obligated to call a meeting of our stockholders for the purpose of seeking the approval of our stockholders of the Preferred Conversion Proposal and the Note Conversion Proposal. In the event that we do not obtain the approval of our stockholders at this meeting of the Preferred Conversion Proposal and/or the Note Conversion Proposal, we have agreed to promptly take all actions necessary to hold a subsequent meeting of our stockholders for the purpose of obtaining the approval of the Preferred Conversion Proposal and/or the Note Conversion Proposal and to continue to do so until such proposals are approved.

Because our common stock is listed on the NYSE MKT, we are subject to the rules set forth in the NYSE MKT Company Guide. Section 712 of the NYSE MKT Company Guide requires stockholder approval to be obtained if a listed company issues common stock or securities convertible into or exercisable for common stock as sole or partial consideration for an acquisition of the stock or assets of another company where the present or potential issuance of common stock, or securities convertible into common stock, could result in an increase in outstanding common shares of 20% or more.

The conversion in full of the Series B Convertible Preferred Stock would result in the issuance of approximately an additional 5,926,000 shares of common stock which would have constituted 37.5% of our then outstanding common stock, based on the new shares issued and the outstanding shares as of April 3, 2017, the date of the consummation of the Merger. The conversion in full of the 9.5% Notes would result in the issuance of approximately an additional 2,144,100 shares of common stock, which would constituted 45% of our then outstanding common stock, based on the new shares issued and the outstanding shares as of April 3, 2017, the date of the consummation of the Merger. In addition, the payment in full of all potential interest payments on the 9.5% Notes in shares of common stock prior to the stated maturity date of the 9.5% Notes would result in the issuance of approximately an additional 916,900 shares of common stock, which would have constituted 47.6% of our then outstanding common stock, based on the new shares issued and the outstanding shares as of April 3, 2017.

Until such time as the Preferred Conversion Proposal has been approved, holders of the Series B Convertible Preferred Stock will not be permitted to effect any conversion of any shares of Series B Convertible Preferred Stock to the extent that the shares of common stock issuable upon such conversion when taken together with the shares of common stock previously issued with respect to (i) prior conversions of shares of Series B Convertible Preferred Stock, and/or (ii) prior conversions of any 9.5% Notes and/or (iii) the payment of dividends on any 9.5% Notes in shares of common stock and/or (iv) otherwise in connection with the issuance of the 9.5% Notes would result in the issuance of shares of common stock that exceed 19.99% of the outstanding shares of common stock as of April 3, 2017 (the “Conversion Limit”).

Until such time as the Note conversion Proposal has been approved, holders of the 9.5% Notes will not be permitted to effect any conversion of any 9.5% Notes to the extent that the shares of common stock issuable upon such conversion when taken together with the shares of common stock previously issued with respect to (i) prior conversions of shares of Series B Convertible Preferred Stock, and/or (ii) prior conversions of any 9.5% Notes and/or (iii) the payment of dividends on any 9.5% Notes in shares of common stock and/or (iv) otherwise in connection with the issuance of the 9.5% Notes would result in the issuance of shares of common stock that exceed the Conversion Limit.

Until such time as the Note Conversion Proposal has been approved, the Company will not be permitted to make any payments of interest on the 9.5% Notes in shares of common stock to the extent that the shares of common stock issuable as such interest payments when taken together with the shares of common stock previously issued with respect to (i) prior conversions of shares of Series B Convertible Preferred Stock, and/or (ii) prior conversions of any 9.5% Notes and/or (iii) the payment of dividends on any 9.5% Notes in shares of common stock and/or (iv) otherwise in connection with the issuance of the 9.5% Notes would result in the issuance of shares of common stock that exceed the Conversion Limit.

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Board Election Proposal

Upon the recommendation of the Nominating Committee of the Board of Directors, our Board of Directors has nominated for re-election at the Annual Meeting each of Mr. Derek Dewan, Dr. Arthur Laffer, Mr. Thomas Williams, Mr. Peter Tanous, Mr. William Isaac, Mr. George A. Bajalia and Mr. Ronald Smith each to stand for re-election for a new term expiring at the 2018 Annual Meeting of stockholders or until their successors are duly elected and qualified. Six of the nominees are currently serving as a member of our Board of Directors and Mr. Smith is being nominated for the first time.

Auditor Ratification Proposal

The Audit Committee of our Board of Directors has appointed Friedman LLP ("Friedman") to serve as our independent registered public accounting firm for the year ending September 30, 2017. Friedman has served in this capacity since November 29, 2012. We are asking our stockholders to ratify the appointment of Friedman as our independent registered public accounting firm.

2013 Plan Amendment Proposal

Our Board has approved, and has recommended that our stockholders approve an amendment to our 2013 Incentive Stock Plan to increase Stock Plan to increase the number of shares of common stock available for awards under the 2013 Plan (“Awards”) from 1,000,000 shares to 4,000,000 shares. Because our common stock is listed on the NYSE MKT, we are subject to the rules set forth in the NYSE MKT Company Guide. Section 711 of the NYSE MKT Company Guide requires (subject to certain exceptions) stockholder approval to be obtained if a listed company establishes or materially amends a stock option or purchase plan or other equity compensation arrangement pursuant to which options or stock may be acquired by officers, directors, employees, or consultants, regardless of whether or not such authorization is required by law or by the company's charter. As of May 23, 2017, approximately 251,955 shares of common stock remained available for grant pursuant to Awards under the 2013 Plan. The Board believes that the availability of additional shares of common stock for Awards granted under the 2013 Plan is needed to enable the Company to meet its anticipated equity compensation needs to attract, motivate and retain qualified employees, officers and directors.

The Adjournment Proposal

The Adjournment Proposal would allow our Board of Directors to adjourn the Annual Meeting to a later date or dates, if necessary, to permit further solicitation of proxies in the event there are not sufficient votes at the time of the Annual Meeting to approve the Preferred Conversion Proposal and/or the Note Conversion Proposal.

Board Recommendations

On the basis of the factors described in this Proxy Statement, the Board of Directors has unanimously determined, that each of (i) the Preferred Conversion Proposal, (ii) the Note Conversion Proposal; (iii) the Board Election Proposal; (iv) the Auditor Ratification proposal; (v) the 2013 Plan Amendment Proposal and (vi) the Adjournment Proposal is advisable and fair to, and in the best interests of, the Company and recommends that the stockholders of the Company vote:

1.	FOR the Preferred Conversion Proposal;
2.	FOR the Note Conversion Proposal;
3.	FOR the Board Election Proposal;
4.	FOR the Auditor Ratification Proposal
5.	FOR the 2013 Plan Amendment Proposal; and
3.	FOR the Adjournment Proposal.

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GEE GROUP, INC.

184 SHUMAN BLVD., SUITE 420
NAPERVILLE, ILLINOIS 60563

PROXY STATEMENT

THIS PROXY STATEMENT SETS FORTH INFORMATION RELATING TO THE SOLICITATION OF
PROXIES BY THE BOARD OF DIRECTORS OF GEE GROUP, INC. (THE "COMPANY")
IN CONNECTION WITH THE COMPANY'S ANNUAL MEETING OF STOCKHOLDERS OR ANY
ADJOURNMENT OR POSTPONEMENT OF THE ANNUAL MEETING. THE ANNUAL MEETING

WILL TAKE PLACE ON __________ AT ________________ AT ______ A.M., EASTERN DAYLIGHT TIME.

THIS PROXY STATEMENT AND FORM OF PROXY WILL BE MAILED ON OR ABOUT ________, 2017,

TO OUR STOCKHOLDERS OF RECORD AS OF THE CLOSE OF BUSINESS ON ________, 2017, THE RECORD DATE.

QUESTIONS AND ANSWERS ABOUT THE ANNUAL MEETING AND VOTING

These Questions and Answers are only summaries of the matters they discuss. Please read this entire proxy statement.

Q.	Why am I receiving this Proxy Statement?

A. You are receiving this Proxy Statement because you have been identified as a stockholder of the Company as of the record date and thus you are entitled to vote at the Annual Meeting. This document serves as a proxy statement of the Company to solicit proxies for the Annual Meeting. This document contains important information about the Annual Meeting and you should read it carefully.

Q.	What is being voted on at the Annual Meeting?	A.	You are being asked to vote on the following proposals:

•

The issuance by the Company of up to 5,926,000 shares of its common stock in connection with the conversion of its Series B Convertible Preferred Stock into shares of common stock (the “Preferred Conversion Proposal”);

•

The issuance by the Company of up to 3,061,000 shares of its common stock in connection with the conversion of its 9.5% Convertible Subordinated Notes (“9.5% Notes”) into shares of common stock and/or the payment of interest on the 9.5% Notes in shares of common stock (the “Note Conversion Proposal”);

		•	The election of seven (7) members of our Board of Directors (the “Board Election Proposal”);

		•	The ratification of the appointment of Friedman LLP as our independent registered public accounting firm for 2017 (the “Auditor Ratification Proposal”);

•

The approval of an amendment to our 2013 Incentive Stock Plan (the “2013 Plan” ) to increase the number of shares of common stock issuable pursuant to awards granted under the 2013 Plan from 1,000,000 shares to 4,000,000 shares (the “2013 Plan Amendment Proposal”); and

•

The approval of any adjournment or postponement of the Annual Meeting for the purpose of soliciting additional proxies if there are not sufficient votes at the time of the Annual Meeting to approve the Preferred Conversion Proposal and/or the Note Conversion Proposal (the "Adjournment Proposal").

		•	You may also be asked to consider such other business as may properly come before the Annual Meeting or any adjournment or postponement of the Annual Meeting.

		•	In addition, senior management of the Company will be available to respond to your questions.

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Q.	Why did the Company issue the Series B Preferred Stock and the 9.5% Notes?

A. The Company issued an aggregate of approximately 5,926,000 shares of Series B Convertible Preferred Stock and $12.5 million in aggregate principal amount of its 9.5% Convertible Subordinated Notes (9.5% Notes”) on or about April 3, 2017 in connection with its acquisition of SNI Holdco, a Delaware corporation (“SNIH”) and its wholly-owned subsidiary, SNI Companies, Inc., a Delaware corporation (“SNI Companies” and collectively with SNIH, the “Acquired Companies”) pursuant to an Agreement and Plan of Merger dated as of March 31, 2017 (the “Merger Agreement”) by and among the Company, GEE Portfolio Group, Inc., a Delaware corporation (“GEE Portfolio”), SNIH, Smith Holdings, LLC a Delaware limited liability company, Thrivent Financial for Lutherans, a Wisconsin corporation, organized as a fraternal benefits society, Madison Capital Funding, LLC, a Delaware limited liability company and Ronald R. Smith, in his capacity as a stockholder and Ronald R. Smith in his capacity as the representative of the SNIH Stockholders. The Merger Agreement provided for the merger subject to the terms and conditions set forth in the Merger Agreement of SNIH with and into GEE Portfolio pursuant to which GEE Portfolio was the surviving corporation (the “Merger”). The Merger was consummated on April 3, 2017. As a result of the Merger, GEE Portfolio became the owner 100% of the outstanding capital stock of SNI Companies. For a more detailed description of the terms of the Series B Convertible Preferred Stock please see “Proposal 1—The Preferred Conversion Proposal—Stockholder Approval Requirement for Preferred Conversion Proposal” beginning on page 24 of this Proxy Statement. For a more detailed description of the terms of the 9.5% Notes please see “Proposal 2—The Note Conversion Proposal—Stockholder Approval Requirement for Note Conversion Proposal” beginning on page 51 of this Proxy Statement. For a more detailed discussion of the Merger, please see “Proposal 1—The Preferred Conversion Proposal—The Merger” beginning on page 25 of this Proxy Statement.

Q.	Where can I find out more information with respect to the Merger?

A. The following is a brief summary of the terms of the Merger. For a more detailed discussion of the Merger please see “Proposal 1—The Preferred Conversion Proposal—The Merger” beginning on page 25 of this Proxy Statement.

We consummated our acquisition of SNIH and SNI Companies on April 3, 2017 pursuant to the Merger Agreement.

Following the consummation of the Merger, SNI Companies became a wholly-owned subsidiary of GEE Group.

The aggregate consideration paid for the shares of SNI Holdco (the “Merger Consideration”) was approximately $66,300,000, plus or minus the “NWC Adjustment Amount” or the difference in the book value of the Closing Net Working Capital (as defined in Merger Agreement) of the Acquired Companies as compared to the Benchmark Net Working Capital (as defined in the Merger Agreement) of the Acquired Companies of $9.2 million. The consideration by the Company paid to the former stockholders of SNIH in the Merger consisted of (i) an aggregate of approximately $24,485,000 in cash, (ii) an aggregate of $12.5 million in aggregate principal amount of its 9.5% Notes and (iii) an aggregate of approximately 5,926,000 shares of its Series B Convertible Preferred Stock (with an approximate value of approximately $29,300,000 based on the closing stock price of GEE Group, Inc. common stock of $4.95 on March 31, 2017).

Pursuant to the Merger Agreement, the former stockholders of SNIH have agreed to indemnify the Company with respect to the breach of the representations and warranties set forth in the Merger Agreement. The relative responsibility and indemnification ceiling of each former SNIH stockholder is determined as set forth in the Merger Agreement. The indemnification obligations of the former stockholders of SNIH are subject to certain overall baskets, deductibles and ceilings as set forth in the Merger Agreement. $8.6 million in aggregate principal amount of the 9.5% Notes was placed in escrow against which the Company may seek set-off in the event of certain indemnification obligations of the former stockholders of SNIH. These 9.5% Notes will be released from escrow after a period of eighteen months if there are no outstanding claims for indemnification, but not if there are outstanding claims for indemnification.

The Company has agreed to provide the SNIH Stockholders with certain piggyback and demand registration rights with respect to the shares of Common Stock that are issuable upon the conversion of the Series B Convertible Preferred Stock and the 9.5% Notes.

For a more detailed description of the Merger, please see “Preferred Conversion Proposal —The Merger” beginning on page 25 of this Proxy Statement.

13

Q.

Why is the Company seeking stockholder approval with respect to the potential conversion of the Series B Preferred Stock, the potential conversion of the 9.5% Notes and the payment of interest on the 9.5% Notes in shares of common stock?

A. Because our common stock is listed on the NYSE MKT, we are subject to the rules set forth in the NYSE MKT Company Guide. Section 712 of the NYSE MKT Company Guide requires stockholder approval to be obtained if a listed company issues common stock or securities convertible into or exercisable for common stock as sole or partial consideration for an acquisition of the stock or assets of another company where the present or potential issuance of common stock, or securities convertible into common stock, could result in an increase in outstanding common shares of 20% or more.

The conversion in full of the Series B Convertible Preferred Stock would result in the issuance of approximately an additional 5,926,000 shares of common stock which would have constituted 37.5% of our then outstanding common stock, based on the new shares issued and the outstanding shares as of April 3, 2017, the date of the consummation of the Merger. The conversion in full of the 9.5% Notes would result in the approximate issuance of an additional 2,144,100 shares of common stock, which would have constituted 45% of our then outstanding common stock, based on the new shares issued and the outstanding shares as of April 3, 2017, the date of the consummation of the Merger. In addition, the payment in full of all potential interest payments on the 9.5% Notes in shares of common stock prior to the stated maturity date of the 9.5% Notes would result in the approximate issuance of an additional 916,900 shares of common stock, which would have constituted 47.6% of our then outstanding common stock, based on the new shares issued and the outstanding shares as of April 3, 2017.

Currently, holders of the Series B Convertible Preferred Stock are not permitted to effect any conversion of any shares of Series B Convertible Preferred Stock to the extent that the shares of common stock issuable upon such conversion when taken together with the shares of common stock previously issued with respect to (i) prior conversions of shares of Series B Convertible Preferred Stock, and/or (ii) prior conversions of any 9.5% Notes and/or (iii) the payment of dividends on any 9.5% Notes in shares of common stock and/or (iv) otherwise in connection with the issuance of the 9.5% Notes would result in the issuance of shares of common stock that exceed 19.99% of the outstanding shares of common stock as of April 3, 2017 (the “Conversion Limit”) unless and until such time as the Company has received approval of the Preferred Conversion Proposal.

Currently, holders of the 9.5% Notes are not permitted to effect any conversion of any 9.5% Notes to the extent that the shares of common stock issuable upon such conversion when taken together with the shares of common stock previously issued with respect to (i) prior conversions of shares of Series B Convertible Preferred Stock, and/or (ii) prior conversions of any 9.5% Notes and/or (iii) the payment of dividends on any 9.5% Notes in shares of common stock and/or (iv) otherwise in connection with the issuance of the 9.5% Notes would result in the issuance of shares of common stock that exceed the Conversion Limit unless and until such time as the Company has received approval of the Note Conversion Proposal.

Currently, the Company is not permitted to make any payments of interest on the 9.5% Notes in shares of common stock to the extent that the shares of common stock issuable as such interest payments when taken together with the shares of common stock previously issued with respect to (i) prior conversions of shares of Series B Convertible Preferred Stock, and/or (ii) prior conversions of any 9.5% Notes and/or (iii) the payment of dividends on any 9.5% Notes in shares of common stock and/or (iv) otherwise in connection with the issuance of the 9.5% Notes would result in the issuance of shares of common stock that exceed the Conversion Limit unless and until such time as the Company has received approval of the Note Conversion Proposal.

14

Q.	What will happen if stockholder approval is not obtained with respect to the Preferred Conversion Proposal and/or the Note Conversion Proposal?

A. Pursuant to the terms of the Merger Agreement, we are obligated to call a meeting of our stockholders for the purpose of seeking the approval of our stockholders of the Preferred Conversion Proposal and the Note Conversion Proposal. In the event that we do not obtain the approval of our stockholders at this meeting of the Preferred Conversion Proposal and/or the Note Conversion Proposal, we have agreed to promptly take all actions necessary to hold a subsequent meeting of our stockholders for the purpose of obtaining the approval of the Preferred Conversion Proposal and/or the Note Conversion Proposal and to continue to do so until such proposals are approved.

Until such time as the Preferred Conversion Proposal and the Note Conversion Proposal are approved, holders of Series B Convertible Preferred Stock and holders of 9.5% Note, as the case may be, will continue to be limited in their ability to convert their shares of Series B Convertible Preferred Stock and/or their 9.5% Notes into shares of common stock as described above. In addition, until such time as the Note Conversion Proposal has been approved, the Company will continue to be limited in its ability to pay interest on the 9.5% Notes in shares of common stock as described above.

Q.	How much of the Company’s common stock will the former stockholders of SNIH hold assuming the conversion in full of the Series B Preferred Stock?

A. There are 9,878,892 shares of the Company’s common stock currently outstanding. Assuming the conversion in full of the Series B Preferred Stock into shares of common stock, the former stockholders of SNIH will own approximately 5,926,000 shares of common stock or 37.5% of the then outstanding common stock of the Company.

Q.

How much of the Company’s common stock will the former stockholders of SNIH hold assuming the conversion in full of the 9.5% Notes and the payment of all interest on the 9.5% Notes in shares of common stock?

A. Assuming the conversion in full of the 9.5% Notes into shares of common stock, the former stockholders of SNIH will own approximately 2,144,100 shares of common stock or 17.8% of the then outstanding common stock of the Company. Assuming the payment of all interest on the 9.5% Notes in shares of common stock and the conversion in full of the 9.5% Notes into shares of common stock, the former stockholders of SNIH will own approximately 3,061,000 shares of common stock or 23.7% of the then outstanding common stock of the Company.

Q.	How much of the Company’s common stock will the former stockholders of SNIH hold assuming the conversion in full of the Series B Preferred Stock and the 9.5% Notes?

A. Assuming the conversion in full of all of the 9.5% Notes and all of the Series B Convertible Preferred Stock into shares of common stock, the former stockholders of SNIH will own approximately 8,070,100 shares of common stock or 45% of the then outstanding common stock of the Company.

Q.	Why is the Company seeking stockholder approval with respect to the 2013 Plan Amendment Proposal?

A. Because our common stock is listed on the NYSE MKT, we are subject to the rules set forth in the NYSE MKT Company Guide. Section 711 of the NYSE MKT Company Guide requires (subject to certain exceptions) stockholder approval to be obtained if a listed company establishes or materially amends a stock option or purchase plan or other equity compensation arrangement pursuant to which options or stock may be acquired by officers, directors, employees, or consultants, regardless of whether or not such authorization is required by law or by the company's charter.

15

Q.	What will happen if stockholder approval is not obtained with respect to the 2013 Plan Amendment Proposal?

A. If stockholder approval is not obtained with respect to the 2013 Plan Amendment Proposal, the Company may not issue more than 1,000,000 shares of common stock pursuant to awards granted under the 2013 Plan. As of May 23, 2017, the Company had issued awards with respect to 748,005 shares of common stock under the 2013 Plan. The Company believes that its ability to issue additional awards under the 2013 Plan will help the Company attract, motivate and retain qualified officers, directors and employees.

Q.	Do the Company’s stockholders have dissenter or appraisal rights under Illinois law in connection with any of the Proposals presented at the Annual Meeting?

A. No. Illinois law does not provide for dissenter or appraisal rights in connection with the Preferred Conversion Proposal, the Note Conversion Proposal, the Board Election Proposal, the Auditor Ratification Proposal, the 2013 Plan Amendment Proposal or the Adjournment Proposal.

Q.	Who can vote at the Annual Meeting?

A. You can vote at the Annual Meeting if, as of the close of business on _______, 2017, the record date, you were a holder of record of the Company's common stock. As of the record date, there were issued and outstanding _________shares of common stock, each of which is entitled to one vote on each matter to come before the Annual Meeting.

Q.	How many shares must be present to conduct business at the Annual Meeting?

A. A quorum is necessary to hold a valid meeting of stockholders. For each of the proposals to be presented at the Annual Meeting, the holders of shares of our common stock outstanding on _____, 2017, the record date, representing ________votes must be present at the Annual Meeting, in person or by proxy. If you vote including by Internet, or proxy card your shares voted will be counted towards the quorum for the Annual Meeting. Abstentions and broker non-votes are counted as present for the purpose of determining a quorum.

Q.

What vote is required to approve the Preferred Conversion Proposal, the Note Conversion Proposal, the Board Election Proposal, the Auditor Ratification Proposal, the 2013 Plan Amendment Proposal and the Adjournment Proposal?

A. Pursuant to the rules of the NYSE MKT, the approval of each of the Preferred Conversion Proposal and the Note Conversion Proposal requires the affirmative vote of at least a majority of the votes cast by the Company stockholders entitled to vote on the matter, provided that there is a quorum. If you "Abstain" from voting, it will have the same effect as an "Against" vote on the Preferred Conversion Proposal and the Note Conversion Proposal. Failure to vote, including broker non-votes, will have no effect with respect to the requirement under the NYSE MKT rules that each of the Preferred Conversion Proposal and the Note Conversion Proposal be approved by the affirmative vote of at least a majority of the votes cast by stockholders entitled to vote on the matter.

The Board Election Proposal requires the affirmative vote of shares of Common Stock representing a plurality of the votes cast on the proposal at the Annual Meeting. This means that the seven nominees will be elected if they receive more affirmative votes than any other person. You may not cumulate your votes for the election of directors. Brokers may not use discretionary authority to vote shares on the election of directors if they have not received specific instructions from their clients. For your vote to be counted in the election of directors, you will need to communicate your voting decisions to your bank, broker or other nominee before the date of the Annual Meeting in accordance with their specific instructions.

The Auditor Ratification Proposal requires the affirmative vote of shares of Common Stock representing a majority of votes cast on the proposal at the Annual Meeting. For the purpose of the vote on this proposal, abstentions, broker non-votes and other shares not voted will not be counted as votes cast and will have no effect on the result of the vote, although all shares for which proxies have been given will be considered present for the purpose of determining the presence of a quorum.

Pursuant to the rules of the NYSE MKT, the 2013 Plan Amendment Proposal requires the affirmative vote of at least a majority of the votes cast by the Company stockholders entitled to vote on the matter, provided that there is a quorum. If you "Abstain" from voting, it will have the same effect as an "Against" vote on the 2013 Plan Amendment Proposal. Failure to vote, including broker non-votes, will have no effect with respect to the requirement under the NYSE MKT rules that the 2013 Plan Amendment Proposal be approved by the affirmative vote of at least a majority of the votes cast by stockholders entitled to vote.

The Adjournment Proposal requires the affirmative vote of a majority of the votes cast by the stockholders entitled to vote on the matter. For the purpose of the vote on this proposal, abstentions, broker non-votes and other shares not voted will not be counted as votes cast and will have no effect on the result of the vote, although all shares for which proxies have been given will be considered present for the purpose of determining the presence of a quorum.

16

Q.	How do I vote?

A. Registered Stockholders. If you are a registered stockholder (i.e., you hold your shares in your own name through our transfer agent, Continental Stock Transfer & Trust Co., referred to herein as "Continental"), you may vote by proxy via the Internet, or by mail by following the instructions provided on the proxy card. Stockholders of record who attend the Annual Meeting may vote in person by obtaining a ballot from the inspector of elections.

Beneficial Owners. If you are a beneficial owner of shares (i.e., your shares are held in the name of a brokerage firm, bank or a trustee), you may vote by proxy by following the instructions provided in the vote instruction form or other materials provided to you by the brokerage firm, bank, or other nominee that holds your shares. To vote in person at the Annual Meeting, you must obtain a legal proxy from the brokerage firm, bank or other nominee that holds your shares.

Q.	What is the deadline to vote?

A. If you hold shares as the stockholder of record, your vote by proxy must be received before the polls close at the Annual Meeting. If you are the beneficial owner of shares, please follow the voting instructions provided by your broker, trustee or other nominee.

Q.	How will the persons named as proxies vote?

A. If you complete and submit a proxy, the persons named as proxies will follow your instructions. If you submit a proxy but do not provide instructions, or if your instructions are unclear, the persons named as proxies will vote as recommended by our Board of Directors or, if no recommendation is given, in their own discretion.

Q.	Where can I find the results of the voting?

A. We intend to announce preliminary voting results at the Annual Meeting and will publish final results through a Current Report on Form 8-K to be filed with the Securities and Exchange Commission ("SEC") within four business days after the Annual Meeting. The Current Report on Form 8-K will be available on the Internet at our website, www.generalemployment.com.

Q.	Do I need a ticket to attend the Annual Meeting?

A. Yes, you will need an admission card to enter the Annual Meeting. You may request tickets by providing the name under which you hold shares of record or, if your shares are held in the name of a bank, broker or other holder of record, the evidence of your beneficial ownership of the shares, the number of tickets you are requesting and your contact information. You can submit your request in the following ways:

		•	by sending an e-mail to andrew.norstrud@geegroup.com; or

		•	by calling us at (813) 803-8275.

Stockholders also must present a form of personal photo identification in order to be admitted to the Annual Meeting.

Q.	Who will pay for the cost of soliciting proxies?

A. We will pay for the cost of soliciting proxies. Our directors, officers and other employees, without additional compensation, may solicit proxies personally, in writing, by telephone, by email or otherwise. As is customary, we will reimburse brokerage firms, fiduciaries, voting trustees, and other nominees for forwarding our proxy materials to each beneficial owner of Common Stock held of record by them.

Q.	What is "householding" and how does it affect me?

A. In accordance with notices to many stockholders who hold their shares through a bank, broker or other holder of record (a "street-name stockholder") and share a single address, only one copy of our proxy statement and included periodic reports to stockholders is being delivered to that address unless contrary instructions from any stockholder at that address were received. This practice, known as "householding," is intended to reduce our printing and postage costs. However, any such street-name stockholder residing at the same address who wishes to receive a separate copy of this proxy statement may request a copy by contacting the bank, broker or other holder of record, or by sending a written request to: GEE Group, Inc., 184 Shuman Blvd, Suite 420, Naperville, Illinois 60563, Attn.: Chief Financial Officer or by contacting our CFO by telephone at (630) 954-0400. The voting instruction form sent to a street-name stockholder should provide information on how to request (1) householding of future Company materials or (2) separate materials if only one set of documents is being sent to a household. A stockholder who would like to make one of these requests should contact us as indicated above.

17

Q.	If I am not going to attend the Annual Meeting in person, should I return my proxy card instead?

A. Yes. After carefully reading and considering the information in this document, please fill out and sign your proxy card. Then return it in the return envelope as soon as possible, so that your shares may be represented at the Annual Meeting. You may also vote by telephone or internet, as explained on the proxy card. A properly executed proxy will be counted for the purpose of determining the existence of a quorum.

Q.	How do I change my vote?

A. You may revoke your proxy and change your vote at any time before the final vote at the Annual Meeting. You may change your vote by voting again on a later date on the Internet (only your latest Internet proxy submitted prior to the Annual Meeting will be counted), signing and returning a new proxy card with a later date, or attending the Annual Meeting and voting in person. However, your attendance at the Annual Meeting will not automatically revoke any prior proxy unless you vote again at the Annual Meeting or specifically request in writing that your prior proxy be revoked.

Q.	If my shares are held in “street name,” will my broker automatically vote them for me?

A. No. NYSE MKT rules do not permit brokers discretionary authority to vote on the approval of the Preferred Conversion Proposal, the Note Conversion Proposal, the Board Election Proposal or the 2013 Plan Amendment Proposal. Your broker can vote your shares only if you provide instructions on how to vote. You should instruct your broker to vote your shares. Your broker can tell you how to provide these instructions..

Q.	Who can help answer my questions?	A. If you have questions, you may write or call [ADDRESS], [NUMBER], Attention: [NAME].

Q.	Where will the Annual Meeting be held?	A. The meeting will be held at ___________________________________.

Q.	What is the Board of Directors recommendation in voting the proposals?

A. On the basis of the factors described herein, the Board of Directors has unanimously determined, that each of (i) the Preferred Conversion Proposal, (ii) the Note Conversion Proposal; (iii) the Board Election Proposal; (iv) the Auditor Ratification proposal; (v) the 2013 Plan Amendment Proposal and (vi) the Adjournment Proposal is advisable and fair to, and in the best interests of, the Company and recommends that the stockholders of the Company vote:

1. FOR the Preferred Conversion Proposal;

2. FOR the Note Conversion Proposal;

3. FOR the Board Election Proposal;

4. FOR the Auditor Ratification Proposal;

5. FOR the 2013 Plan Amendment Proposal; and

3. FOR the Adjournment Proposal.

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The Company’s Annual Meeting

The Company is furnishing this proxy statement to its stockholders as part of the solicitation of proxies by the Board of Directors for use at its Annual Meeting of stockholders. This document provides you with the information you need to know to be able to vote or instruct your vote to be cast at the Annual Meeting.

Date, Time and Place of Meeting. The Company will hold the Annual Meeting at ____ a.m., Eastern time, on _______, at ________________________________ to vote on the proposals specified below.

Purpose. At the Annual Meeting, holders of the Company’s common stock will be asked to approve:

•

The issuance by the Company of up to 5,926,000 shares of its common stock in connection with the conversion of its Series B Convertible Preferred Stock into shares of common stock (the “Preferred Conversion Proposal”);

•	The issuance by the Company of up to 3,061,000 shares of its common stock in connection with the conversion of its 9.5% Convertible Subordinated Notes (“ 9.5% Notes”) into shares of common stock and/or in connection with the payment of interest on the 9.5% Notes in shares of common stock (the “Note Conversion Proposal”);

•	The election of seven (7) members of our Board of Directors (the “Board Election Proposal”);

•	The ratification of the appointment of Friedman LLP as our independent registered public accounting firm for 2017 (the “Auditor Ratification Proposal”);

•	The approval of an amendment to our 2013 Incentive Stock Plan (the “2013 Plan” ) to increase the number of shares of common stock issuable pursuant to awards granted under the 2013 Plan from 1,000,000 shares to 4,000,000 shares (the “2013 Plan Amendment Proposal”);

•	The approval of any adjournment or postponement of the Annual Meeting for the purpose of soliciting additional proxies if there are not sufficient votes at the time of the Annual Meeting to approve the Preferred Conversion Proposal and/or the Note Conversion Proposal (the "Adjournment Proposal"); and

•	Such other business as may properly come before the Annual Meeting or any adjournment or postponement of the Annual Meeting.

The Company’s Board of Directors determined that each of (i) the Preferred Conversion Proposal, (ii) the Note Conversion Proposal, (iii) the Board Election Proposal, (iv) the Auditor Ratification Proposal, (v) the 2013 Plan Amendment Proposal and (vi) the Adjournment Proposal is fair to and in the best interests of the Company and its stockholders, and recommends that the Company’s stockholders vote “FOR” the Preferred Conversion Proposal, “FOR” the Note Conversion Proposal, “FOR” the Board Election Proposal, “FOR” the Auditor Ratification Proposal, “FOR” the 2013 Plan Amendment Proposal and “FOR” the Adjournment Proposal.

Record Date and Shares Entitled to Vote

Only stockholders owning our common stock at the close of business on ______, 2017 (the” Record Date”) are entitled to (a) receive notice of the Annual Meeting, (b) attend the Annual Meeting and (c) vote on all matters that properly come before the Annual Meeting.

At the close of business on the Record Date, __________ shares of our common stock were outstanding and entitled to vote. Each share is entitled to one vote on each matter to be voted upon at the Annual Meeting.

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Voting Procedures

If you are a registered stockholder (i.e., you hold your shares in your own name through our transfer agent, Continental Stock Transfer & Trust Co., referred to herein as "Continental"), you may vote by proxy via the Internet, or by mail by following the instructions provided on the proxy card. Stockholders of record who attend the Annual Meeting may vote in person by obtaining a ballot from the inspector of elections. If you are a beneficial owner of shares (i.e., your shares are held in the name of a brokerage firm, bank or a trustee), you may vote by proxy by following the instructions provided in the vote instruction form or other materials provided to you by the brokerage firm, bank, or other nominee that holds your shares. To vote in person at the Annual Meeting, you must obtain a legal proxy from the brokerage firm, bank or other nominee that holds your shares.

Quorum

A quorum of stockholders is necessary to validly hold the Annual Meeting. A quorum will be present if a majority of the outstanding shares of our common stock on the Record Date are represented at the Annual Meeting, either in person or by proxy. Your shares will be counted for purposes of determining a quorum if you vote via the Internet, by telephone or by submitting a properly executed proxy card or voting instruction form by mail, or if you vote in person at the Annual Meeting. Abstentions will be counted for determining whether a quorum is present for the Annual Meeting. A quorum is only needed to approve the Preferred Conversion Proposal, the Note Conversion Proposal, the Board Election Proposal, the Auditor Ratification Proposal and the 2013 Plan Amendment Proposal and not to approve the Adjournment Proposal.

Vote Required

Pursuant to the rules of the NYSE MKT, the approval of each of the Preferred Conversion Proposal and the Note Conversion Proposal requires the affirmative vote of at least a majority of the votes cast by the Company stockholders entitled to vote on the matter, provided that there is a quorum. If you "Abstain" from voting, it will have the same effect as an "Against" vote on the Preferred Conversion Proposal and the Note Conversion Proposal. Failure to vote, including broker non-votes, will have no effect with respect to the requirement under the NYSE MKT rules that each of the Preferred Conversion Proposal and the Note Conversion Proposal be approved by the affirmative vote of at least a majority of the votes cast by stockholders entitled to vote on the matter.

The Board Election Proposal requires the affirmative vote of shares of Common Stock representing a plurality of the votes cast on the proposal at the Annual Meeting. This means that the seven nominees will be elected if they receive more affirmative votes than any other person. You may not cumulate your votes for the election of directors. Brokers may not use discretionary authority to vote shares on the election of directors if they have not received specific instructions from their clients. For your vote to be counted in the election of directors, you will need to communicate your voting decisions to your bank, broker or other nominee before the date of the Annual Meeting in accordance with their specific instructions.

The Auditor Ratification Proposal requires the affirmative vote of shares of Common Stock representing a majority of votes cast on the proposal at the Annual Meeting. For the purpose of the vote on this proposal, abstentions, broker non-votes and other shares not voted will not be counted as votes cast and will have no effect on the result of the vote, although all shares for which proxies have been given will be considered present for the purpose of determining the presence of a quorum.

Pursuant to the rules of the NYSE MKT, the 2013 Plan Amendment Proposal requires the affirmative vote of at least a majority of the votes cast by the Company stockholders entitled to vote on the matter, provided that there is a quorum. If you "Abstain" from voting, it will have the same effect as an "Against" vote on the 2013 Plan Amendment Proposal. Failure to vote, including broker non-votes, will have no effect with respect to the requirement under the NYSE MKT rules that the 2013 Plan Amendment Proposal be approved by the affirmative vote of at least a majority of the votes cast by stockholders entitled to vote.

The Adjournment Proposal requires the affirmative vote of a majority of the votes cast by the stockholders entitled to vote on the matter. For the purpose of the vote on this proposal, abstentions, broker non-votes and other shares not voted will not be counted as votes cast and will have no effect on the result of the vote, although all shares for which proxies have been given will be considered present for the purpose of determining the presence of a quorum.

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NYSE MKT rules do not permit brokers discretionary authority to vote on the approval of the Preferred Conversion Proposal, the Note Conversion Proposal, the Board Election Proposal or the 2013 Plan Amendment Proposal. Therefore, if you hold shares of our common stock in street name and do not provide voting instructions to your broker, your shares will not be voted on the proposals. Your failure to vote or instruct your broker or bank how to vote will have the same effect as voting against these proposals.

Approval of the Adjournment Proposal requires that the number of votes cast FOR exceed the number of votes cast AGAINST, whether or not a quorum is present. Abstentions are not considered as voting FOR or AGAINST the Adjournment Proposal and will have no effect on the outcome of the Adjournment Proposal.

Proxy Solicitation

We bear the cost of soliciting your vote. In addition to mailing these proxy materials, our directors, officers or employees may solicit proxies or votes in person, by telephone or by electronic communication. They will not receive any additional compensation for these solicitation activities.

We will enlist the help of banks and brokerage firms in soliciting proxies from their customers and reimburse the banks and brokerage firms for related out-of-pocket expenses.

Change of Vote and Revocation of Proxies

If you are a registered stockholder and would like to change your vote after submitting your proxy but prior to the Annual Meeting, you may do so by (a) signing and submitting another proxy with a later date, (b) voting again by telephone or the Internet or (c) voting at the Annual Meeting. Alternatively, if you would like to revoke your proxy, you may submit a written revocation of your proxy to our Corporate Secretary at GEE Group Inc. 184 Shuman Blvd., Suite 420, Naperville, IL 60563.

If your shares are held in street name, contact your bank, broker or other nominee for specific instructions on how to change or revoke your vote. Please refer to the section of this Proxy Statement entitled “Questions and Answers” for additional details about voting.

GEE Group’s Auditors

Representatives of Friedman LLP are expected to be present at the Annual Meeting and will have the opportunity to make a statement and to respond to any questions.

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PROPOSAL 1: THE PREFERRED CONVERSION PROPOSAL

Background

We are submitting the Preferred Conversion Proposal to you as a result of our issuance on April 3, 2017 of approximately 5,926,000 shares of our Series B Convertible Preferred Stock (with an approximate value of $29,300,000 based on the closing stock price of GEE Group, Inc. common stock of $4.95 on March 31, 2017) to certain former stockholders of SNIH in connection with the consummation of the Merger which resulted in our acquisition of SNIH and SNI Companies. Because our common stock is listed on the NYSE MKT, we are subject to the rules set forth in the NYSE MKT Company Guide. Section 712 of the NYSE MKT Company Guide requires stockholder approval to be obtained if a listed company issues common stock or securities convertible into or exercisable for common stock as sole or partial consideration for an acquisition of the stock or assets of another company where the present or potential issuance of common stock, or securities convertible into common stock, could result in an increase in outstanding common shares of 20% or more.

Each share of Series B Convertible Preferred Stock may be converted into one share of common stock (subject to adjustment in certain circumstances as set forth in the Statement of Resolution Establishing Series of the Series B Convertible Preferred Stock, a copy of which is filed as Annex B hereto or the “Resolution Establishing Series”) at the option of the holder thereof; provided, however, that holders of Series B Convertible Preferred Stock are not permitted to effect any conversion of any shares of Series B Convertible Preferred Stock to the extent that the shares of common stock issuable upon such conversion when taken together with the shares of common stock previously issued with respect to (i) prior conversions of shares of Series B Convertible Preferred Stock, and/or (ii) prior conversions of any 9.5% Notes and/or (iii) the payment of dividends on any 9.5% Notes in shares of common stock and/or (iv) otherwise in connection with the issuance of the 9.5% Notes would result in the issuance of shares of common stock that exceed 19.99% of the outstanding shares of common stock as of April 3, 2017 (the “Conversion Limit”) unless and until such time as the Company has received approval of the Preferred Conversion Proposal.

Approval of the Preferred Conversion Proposal could result in the issuance of an additional 5,926,000 shares of our common stock, assuming that all of the holders of outstanding Series B Convertible Preferred Stock choose to convert their shares into shares of common stock. Based on the ____________ shares of common stock that were outstanding as of the Record Date, conversion in full of the Series B Convertible Preferred Stock would result in the issuance of shares of common stock that would represent approximately 37.5% of the outstanding common stock of the Company.

We chose to issue shares of Series B Convertible Preferred Stock as a portion of the consideration paid to the former stockholders of SNIH in the Merger rather than shares of common stock because the issuance of 5,926,000 shares of common stock would have required us to obtain stockholder approval pursuant to the rules of the NYSE MKT prior to the closing of the Merger since that number of shares exceeded 19.99% of the outstanding shares of common stock as of April 3, 2017. This would have delayed completion of the Merger. Any delay in consummating the Merger could have subjected the transaction to risk of competing bidders or other risks to the successful consummation of the transaction. The former stockholders of SNIH agreed to accept Series B Convertible Preferred Stock in lieu of common stock as a portion of the Merger Consideration provided we agreed to promptly seek the approval of our stockholders of the Preferred Conversion Proposal. We are now asking you for this approval.

Material Terms of the Series B Convertible Preferred Stock

The following is a summary of the material terms of the Series B Convertible Preferred Stock:

Liquidation Preference

The Series B Convertible Preferred Stock has a liquidation preference equal to $4.86 per share and ranks senior to all “Junior Securities” (including the Company’s common stock) with respect to any distribution of assets upon liquidation, dissolution or winding up of the Company, whether voluntary or involuntary.

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Dividends

In the event that the Company declares or pays a dividend or distribution on its common stock, whether such dividend or distribution is payable in cash, securities or other property, including the purchase or redemption by the Company or any of its subsidiaries of shares of common stock for cash, securities or property, the Company is required to simultaneously declare and pay a dividend on the Series B Convertible Preferred Stock on a pro rata basis with the common stock determined on an as-converted basis assuming all shares had been converted as of immediately prior to the record date of the applicable dividend or distribution.

Voting

Except as set forth in the Resolution Establishing Series or as may be required by Illinois law, the holders of the Series B Convertible Preferred Stock have no voting rights. Pursuant to the Resolution Establishing Series, without the prior written consent of holders of not less than a majority of the then total outstanding Shares of Series B Convertible Preferred Stock, voting separately as a single class, the Company shall not create, or authorize the creation of, any additional class or series of capital stock of the Company (or any security convertible into or exercisable for any class or series of capital stock of the Company) that ranks pari passu with or superior to the Series B Convertible Preferred Stock in relative rights, preferences or privileges (including with respect to dividends, liquidation or voting).

Conversion

Each share of Series B Convertible Preferred Stock is convertible at the option of the holder thereof into one share of common stock at an initial conversion price equal to $4.86 per share, each as subject to adjustment in the event of stock splits, stock combinations, capital reorganizations, reclassifications, consolidations, mergers or sales, as set forth in the Resolution Establishing Series: provided, however, that unless and until such time as the Company has received approval of the Preferred Conversion Proposal a holder of Shares of Series B Convertible Preferred Stock shall not be permitted to effect any conversion of any shares of Series B Convertible Preferred Stock to the extent that the shares of common stock issuable upon such conversion when taken together with the shares of common stock previously issued with respect to (i) prior conversions of shares of Series B Convertible Preferred Stock, and/or (ii) prior conversions of any 9.5% Notes and/or (iii) the payment of dividends on any 9.5% Notes in shares of common stock and/or (iv) otherwise in connection with the issuance of the 9.5% Notes would result in the issuance of shares of common stock that exceed the Conversion Limit.

Offering of Series B Convertible Preferred Stock

None of the shares of Series B Convertible Preferred Stock issued to the former stockholders of SNIH were registered under the Securities Act of 1933, as amended (the “Securities Act”). Each of the former stockholders of SNIH who received shares of Series B Convertible Preferred Stock is an accredited investor. The issuance of the shares of Series B Convertible Preferred Stock to such former stockholders of SNIH was exempt from the registration requirements of the Act in reliance on an exemption from registration provided by Section 4(2) of the Securities Act.

Registration Rights

The holders of Series B Convertible Preferred Stock have certain demand and piggyback registration rights with respect to the shares of common stock that are issued upon conversion of the Series B Convertible Preferred Stock. For a description of these registration rights see—“The Merger Agreement—Registration Rights” beginning on page 27 of this Proxy Statement.

Effect of Failure to Obtain Stockholder Approval of the Preferred Conversion Proposal

If our stockholders do not approve the Preferred Conversion Proposal, we are obligated, pursuant to the terms of the Merger Agreement to take all actions necessary to hold a subsequent meeting of our stockholders for the purpose of obtaining the approval of the Preferred Conversion Proposal and to continue to do so until such proposal is approved. Until such time as the Preferred Conversion Proposal is approved, holders of Series B Convertible Preferred Stock will continue to be limited in their ability to convert their shares of Series B Convertible Preferred Stock into shares of common stock as described above.

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Effect of Stockholder Approval of the Preferred Conversion Proposal

If our stockholders approve the Preferred Conversion Proposal the holders of our Series B Convertible Preferred (other than Thrivent Financial for Lutherans or “Thrivent”) will immediately be able to convert any or all of their shares of Series B Convertible Preferred Stock into shares of common stock. On April 3, 2017, the Company and Thrivent entered into an Agreement which restricts Thrivent from converting all or any portion of its shares of Series B Convertible Preferred Stock to the extent that after giving effect to such conversion as set forth in a written election to the Company to convert the Series B Convertible Preferred Stock, Thrivent (together with its affiliates, and any other person or entity acting as a group together with Thrivent or any of its affiliates), would beneficially own common stock in excess of 4.99% of the number of shares of the common stock outstanding immediately after giving effect to the issuance of shares of common stock issuable upon conversion of Thrivent’s Series B Convertible Preferred Stock (the “Beneficial Ownership Limitation”). The Beneficial Ownership Limitation may be waived by Thrivent, upon not less than 61 days’ prior notice to the Company that Thrivent would like to waive the Beneficial Ownership Limitation with regard to any or all shares of Common Stock issuable upon conversion of the Series B Convertible Preferred Stock.

The issuance by the Company of a substantial number shares of common stock upon the conversion of the Series B Convertible Preferred Stock will result in a dilution in voting power of the Company’s current stockholders. The issuance by the Company of a substantial number of shares of common stock upon the conversion of the Series B Convertible Preferred Stock could also result in a dilution of earnings per share with respect to the outstanding common stock which could have a depressive effect on the market price of our common stock. The shares of common stock issuable upon conversion of the Series B Convertible Preferred Stock are expected to be listed on the NYSE MKT. The future prospect of sales of a significant amount of shares of common stock could also affect the market price of our common stock if the marketplace does not orderly adjust to the increase in shares in the market and the value of your investment in the Company may decrease.

Stockholder Approval Requirement for Preferred Conversion Proposal

Our common stock is listed on the NYSE MKT and we are subject to the rules set forth in the NYSE MKT Company Guide. Section 712 of the NYSE MKT Company Guide requires stockholder approval to be obtained if a listed company issues common stock or securities convertible into or exercisable for common stock as sole or partial consideration for an acquisition of the stock or assets of another company where the present or potential issuance of common stock, or securities convertible into common stock, could result in an increase in outstanding common shares of 20% or more. Although we were not required to obtain stockholder approval in connection with the issuance of the Series B Convertible Preferred Stock (which has no voting rights on matters presented to the holders of our common stock and which contains a restriction on the ability of holders to convert their shares) or the acquisition of SNIH and SNI Companies pursuant to the Merger, we are required to seek stockholder approval for the conversion of shares of Series B Convertible Preferred Stock to the extent that such conversion, when taken together with (i) all prior conversions of Series B Preferred Stock into shares of common stock, (ii) all prior conversions of 9.5% Notes into shares of common stock, (iii) all prior issuances of common stock as interest payments on the 9.5% Notes and (iv) all other shares of common stock that were previously issued in connection with the issuance of the 9.5% Notes would result in the issuance of shares of common stock in excess of the Conversion Limit. Therefore we are seeking stockholder approval for the Preferred Conversion Proposal.

Interest of the Director Nominee in the Preferred Conversion Proposal

Mr. Ronald Smith, a nominee for election to the Company's Board of Directors, is the beneficial owner of 4,343,169 shares of Series B Convertible Preferred Stock. In the event that our stockholders approve the Preferred Conversion Proposal, Mr. Smith would be able to convert these shares into 4,343,169 shares of our common stock.

Recommendation of the Board of Directors

The Board of Directors has determined that the Preferred Conversion Proposal is in the best interests of the Company’s stockholders and recommends that you vote “FOR” the Preferred Conversion Proposal.

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THE MERGER

The Company entered into an Agreement and Plan of Merger dated as of March 31, 2017 (the “Merger Agreement”) by and among the Company, GEE Group Portfolio, Inc., a Delaware corporation and a wholly owned subsidiary of the Company, (“GEE Portfolio”), SNI Holdco Inc., a Delaware corporation (“SNIH”), Smith Holdings, LLC a Delaware limited liability company, Thrivent Financial for Lutherans, a Wisconsin corporation, organized as a fraternal benefits society (“Thrivent”), Madison Capital Funding, LLC, a Delaware limited liability company (“Madison”) and Ronald R. Smith, in his capacity as a stockholder (“Mr. Smith” and collectively with Smith Holdings, LLC, Thrivent and Madison, the “Principal Stockholders”) and Ronald R. Smith in his capacity as the representative of the SNIH Stockholders (“Stockholders’ Representative”). The Merger Agreement provided for the merger subject to the terms and conditions set forth in the Merger Agreement of SNI Holdco with and into GEE Portfolio pursuant to which GEE Portfolio would be the surviving corporation (the “Merger”). The Merger was consummated on April 3, 2017 (the “Closing”) and did not require stockholder approval in order to be completed. As a result of the merger, GEE Portfolio became the owner of 100% of the outstanding capital stock of SNI Companies, Inc., a Delaware corporation and a wholly-owned subsidiary of SNI Holdco (“SNI Companies” and collectively with SNI Holdco, the “Acquired Companies”). Although this Proxy Statement does not relate directly to a stockholder vote with respect to the Company’s acquisition of the Acquired Companies pursuant to the Merger, the following sets forth certain information about the Acquired Companies and the Merger.

Terms of the Merger Agreement and the Merger

The following section summarizes material provisions of the Merger Agreement, which is included in this Proxy Statement as Annex A and is incorporated herein by reference in its entirety. This summary does not purport to be complete and is qualified in its entirety by reference to the Merger Agreement. The summary description has been included in this Proxy Statement to provide you with information regarding the terms of the Merger Agreement and is not intended to modify or supplement any factual disclosures about the Company, the Acquired Companies, the SNIH Stockholders or our respective affiliates. Capitalized terms not otherwise defined in this section will have the meanings ascribed to them in the Merger Agreement.

Merger Consideration and Closing Payments

The aggregate consideration paid for the shares of SNI Holdco (the “Merger Consideration”) was approximately $66,300,000, plus or minus the “NWC Adjustment Amount” or the difference in the book value of the Closing Net Working Capital (as defined in Merger Agreement) of the Acquired Companies as compared to the Benchmark Net Working Capital (as defined in the Merger Agreement) of the Acquired Companies of $9.2 million.

On the date of the Closing the Company made the following payments:

•	Cash Payment to Stockholders of SNIH (the “SNIH Stockholders”) or as directed by SNIH Stockholders. At the Closing, the Company paid approximately an aggregate of $23,000,000 in cash to the SNIH Stockholders.

•	Issuance of 9.5% Convertible Subordinated Notes. At the Closing, the Company issued and paid to certain SNIH Stockholders an aggregate of $12,500,000 in aggregate principal amount of its 9.5% Notes.

•	Issuance of Series B Convertible Preferred Stock. At the Closing, the Company agreed to issue to certain SNIH Stockholders upon receipt of duly executed letters of transmittal an aggregate of approximately 5,926,000 shares of its Series B Convertible Preferred Stock (with an approximate value of $29,300,000 based on the closing stock price of GEE Group, Inc. common stock of $4.95 on March 31, 2017).

•	Working Capital Reserve Fund. At the Closing, $1.5 million of the cash of the Merger Consideration was retained by the Company (the “Working Capital Reserve Fund”) and is subject to payment and adjustment as follows. The Merger Consideration will be adjusted (positively or negatively) based upon the difference in the book value of the Closing Net Working Capital (as defined in the Merger Agreement) as compared to the Benchmark Net Working Capital (as defined in the Merger Agreement) of $9.2 million (such difference to be called the “NWC Adjustment Amount”). If the NWC Adjustment Amount is positive, the Merger Consideration will be increased by the NWC Adjustment Amount. If the NWC Adjustment Amount is negative, the Merger Consideration will be decreased by the NWC Adjustment Amount. If the Merger Consideration increases, then the Company will pay the Stockholders’ Representative account for payment to SNIH Stockholders the amount of the increase plus the Working Capital Reserve Fund in immediately available funds within three (3) business days of a final determination thereof. If the Merger Consideration decreases, then SNIH Stockholders will pay the amount of the decrease to the Company within three (3) business days of a final determination thereof, which first shall be funded from the Working Capital Reserve Fund (which shall be credited to the SNIH Stockholders). If the amount of the Merger Consideration decrease exceeds the Working Capital Reserve Fund, then the SNIH Stockholders, will pay the difference to the Company, severally, not jointly, in accordance with their SNIH Ownership Proportion (as defined in the Merger Agreement), in immediately available funds within twenty (20) days of a final determination. If the Working Capital Reserve Fund exceeds the payment due from SNIH Stockholders then the remaining balance of those funds after the payment to the Company shall be paid to the Stockholders’ Representative’s account for payment to the SNIH Stockholders in immediately available funds.

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Indemnification; Survival

The SNIH Stockholders have agreed to indemnify the Company and certain of its affiliates (collectively, the “Buyer Indemnified Parties”) with respect to any breach of the representations and warranties, covenants and agreements of the Acquired Companies set forth in the Merger Agreement and also with respect to certain tax matters, litigation matters, matters related to the Acquired Companies’ Self-Funded Group Health Plan and any claims of liability made by Baird & Co., the Acquired Companies’ selling broker, each as set forth in the Merger Agreement. The relative indemnification responsibility and indemnification ceiling of each SNIH Stockholder is determined as set forth in the Merger Agreement.

The overall indemnification obligation of the SNIH Stockholders with respect to “Non-Fundamental Representations and Warranties” (as defined in the Merger Agreement) only of the Acquired Companies is subject to a $645,000 indemnification basket (the “Indemnification Basket”); provided, however, that in the event that the indemnification obligation of the SNIH Stockholders with respect to Non-Fundamental Representations and Warranties exceeds the Indemnification Basket, the SNIH Stockholders will be obligated to indemnify Buyer Indemnified Parties only for such amounts in excess of the first Two Hundred Thousand Dollars ($200,000) severally and not jointly in accordance with each SNIH Stockholders’ “SNIH Ownership Proportion” as set forth in the Merger Agreement. The overall indemnification obligation of the SNIH Stockholders with respect to Non-Fundamental Representations and Warranties is subject to an $8.6 million indemnification ceiling and the sole recourse for such indemnification will be against the 9.5% Notes issued to the SNIH Stockholders to the extent available pursuant to the set-off rights set forth therein and in the Merger Agreement. All Non-Fundamental Representations and Warranties shall survive the Closing for a period of eighteen (18) months. All representations and warranties that are not Fundamental Representations and Warranties shall survive the Closing and continue in full force and effect until the expiration of the applicable statutes of limitations (including any extension thereto).

There is a separate aggregate ceiling on such SNIH Stockholder’s obligation to indemnify Buyer Indemnified Parties, such indemnification ceiling being (i) an amount equal to each of Thrivent’s and Madison’s “Pro Rata Share” (as set forth in the Merger Agreement) of the Merger Consideration actually received by each of Thrivent and Madison, as applicable; and (ii) for each other SNIH Stockholder an amount equal to such SNIH Stockholder’s SNIH Ownership Proportion of the Merger Consideration.

Pursuant to the Merger Agreement, the Company is entitled to seek ‘set off’ or ‘recoupment’ for indemnification with respect to a respective SNIH Stockholder’s 9.5% Notes or stock or other property, as may be owned by that SNIH Stockholder and held in escrow. $8.6 million in aggregate principal amount of the 9.5% Notes will be held in escrow by the Escrow Agent against which the Company may seek set-off in the event of certain indemnification obligations of the SNIH Stockholders. These 9.5% Notes will be released from escrow after a period of eighteen months if there are no outstanding claims for indemnification, but not if there are outstanding claims for indemnification.

In the event that the Company breaches any of its representations, warranties, covenants or agreements contained in the Merger Agreement and provided that the Stockholders’ Representative makes a written claim for indemnification against the Company within the applicable survival period, the Company has agreed to indemnify the SNIH Stockholders in accordance with their SNIH Stockholder’s SNIH Ownership Proportion from and against the entirety of any adverse consequences suffered by them resulting from, arising out of, relating to, or caused by the breach.

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Registration Rights

The Company has agreed to provide the SNIH Stockholders with the following piggyback and demand registration rights with respect to certain shares of common stock that are issuable upon the conversion of the Series B Convertible Preferred Stock and the 9.5% Notes and that are “Registrable Securities” (as defined below).

The Merger Agreement provides that for a period of five (5) years following the effective time of the Merger, the Company has agreed to afford each holder of Registrable Securities the opportunity to include (“piggyback”) in any registration statement filed by the Company on Form S-1 or Form S-3 or any similar or successor form to such forms for the purpose of effecting an offering of securities of the Company (but excluding registration statements filed on Form S-8 and Form S-4 or any similar or successor form to such forms or any other registration statements relating to (i) any employee benefit plan or (ii) a corporate reorganization, merger or acquisition or (iii) non-convertible debt securities) all or any portion of the Registrable Securities held by such holder. Notwithstanding the foregoing, in the case of an underwritten offering, if the managing underwriter(s) determine(s) in good faith that equity market conditions and marketing factors (including but not limited to a determination that the shares proposed to be included in the underwriting cannot be sold in an orderly manner at a price that is acceptable to the Company) require a limitation of the number of shares to be underwritten, then the managing underwriter(s) may exclude shares (including Registrable Securities) from the registration and the underwriting, and the number of shares that may be included in the registration and the underwriting shall be allocated, first, to the Company and second, to all holders of Company securities having piggyback registration rights (including holders of Registrable Securities) requesting inclusion of their securities in such registration statement on a pro rata basis based on the total number of securities for which registration was requested.

The Merger Agreement also provides that the Company shall provide to all holders of Registrable Securities a one time resale registration right to register up to thirty-five percent of the Registrable Securities held by each, if the Stockholder Representative makes such demand and if: (A) (i) by the third anniversary of the Closing the Company has not undertaken one or more offerings that permitted each such holder to sell up to thirty-five percent of the Registrable Securities issued to such holder, and (ii) the market price of the Registrable Security is greater than or equal to the market price of such security on the Closing Date, or (B) by the fifth anniversary of the Closing the Company has not undertaken one or more offerings that permitted each such holder to sell up to thirty-five (35%) percent of the Registrable Securities issued to such holder. Notwithstanding the foregoing, if the board of directors of the Company, in its good faith judgment, determines that any such registration of Registrable Securities should not be made or continued because it would materially interfere with any material or potentially material financing, acquisition, corporate reorganization or merger or other transaction involving the Company, including negotiations related thereto, or require the Company to disclose any material nonpublic information which would reasonably be likely to be detrimental to the Company or otherwise make it undesirable for the Company to complete a demand registration at that time (a “Valid Business Reason”), (x) the Company may postpone filing a registration statement relating to a demand registration until such Valid Business Reason no longer exists, but in no event for more than one hundred twenty (120) days after the date when the demand registration was requested or, if later, after the occurrence of the Valid Business Reason and (y) in case a registration statement has been filed relating to a demand registration, the Company may postpone amending or supplementing such registration statement, (in which case, if the Valid Business Reason no longer exists or if more than one 120-day period has passed since such postponement, the initiating holders may request a new demand registration or request the prompt amendment or supplement of such registration statement).

For purposes of the Merger Agreement the term “Registrable Securities” means: (i) any and all shares of common Stock acquired by certain SNIH Stockholders or participants in the MIP upon (A) the conversion of the Series B Convertible Preferred Stock or (B) the conversion of or the payment of interest on the 9.5% Convertible Note, (collectively, the “Securities”), and (ii) any securities issued as (or issuable upon the conversion or exercise of any warrant, right or other security which is issued as) a dividend or other distribution with respect to, in exchange for or in replacement of, the Securities, provided, however, that any of the foregoing securities shall cease to be Registrable Securities upon the earliest to occur of the following: (A) a sale of such security pursuant to an effective registration statement; (B) a sale of such security pursuant to Rule 144 or any similar provision then in force under the Securities Act (in which case, only the security sold shall cease to be a Registrable Security); (C) eligibility for sale of such security under Rule 144 (other than securities owned by Mr. Smith or Smith Holdings, LLC); or (D) when such security ceases to be outstanding.

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Financing of Cash Portion of the Merger Consideration

The Company and its subsidiaries, as borrowers, entered into a Revolving Credit, Term Loan and Security Agreement (the “Credit Agreement”) with PNC Bank, National Association (“PNC”), and certain investment funds managed by MGG Investment Group LP (“MGG”). Under the terms of the Credit Agreement, the Company may borrow up to $73,750,000 consisting of a four-year term loan in the principal amount of $48,750,000 and revolving loans in a maximum amount up to the lesser of (i) $25,000,000 or (ii) an amount determined pursuant to a borrowing base that is calculated based on the outstanding amount of the Company’s eligible accounts receivable, as described in the Credit Agreement. The loans under the Credit Agreement mature on March 31, 2021.

Amounts borrowed under the Credit Agreement may be used by the Company to repay existing indebtedness, to partially fund capital expenditures, to fund the cash portion of the Merger Consideration paid by the Company in connection with the Merger, provide for on-going working capital needs and general corporate needs, and fund future acquisitions subject to certain customary conditions of the lenders. On the closing date of the Credit Agreement, the Company borrowed approximately $56,226,300 which was used by the Company to repay existing indebtedness, to pay fees and expenses relating to the Credit Agreement, to pay fees and expenses related to the Merger and to pay the cash portion of the Merger Consideration in connection with the Merger.

The loans under the Credit Agreement will bear interest at rates at the Company’s option of LIBOR rate plus 10% or PNC’s floating base rate plus 9%. The Term Loans may consist of Domestic Rate Loans or LIBOR Rate Loans, or a combination thereof. The Credit Agreement is secured by all of the Company’s property and assets, whether real or personal, tangible or intangible, and whether now owned or hereafter acquired, or in which it now has or at any time in the future may acquire any right, title or interests.

The loans advanced on the Closing Date are with respect to principal, payable as follows, subject to acceleration upon the occurrence of an Event of Default under the Credit Agreement or termination of the Credit Agreement and provided that all unpaid principal, accrued and unpaid interest and all unpaid fees and expenses shall be due and payable in full on March 31, 2021:

Date	Principal Payment Required
July 1, 2017	$609,375.00
October 1, 2017	$1,218,750.00
January 1, 2018	$1,218,750.00
April 1, 2018	$1,828,125.00
July 1, 2018	$1,523,437.50
October 1, 2018	$1,523,437.50
January 1, 2019	$1,523,437.50
April 1, 2019	$1,523,437.50
July 1, 2019	$1,523,437.50
October 1, 2019	$1,523,437.50
January 1, 2020	$1,523,437.50
April 1, 2020	$1,523,437.50
July 1, 2020	$1,828,125.00
October 1, 2020	$1,828,125.00
January 1, 2021	$1,828,125.00

Interest of Certain Persons in the Merger

None of our officers, directors or director nominees received any direct or indirect benefit as a result of the Merger that would not be realized by the holders of our common stock generally.

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Regulatory Approvals

No federal or state regulatory approvals were required to be obtained prior to the consummation of the Merger.

Accounting Treatment

The Company accounts for business combinations pursuant to Accounting Standards Codification ASC 805, Business Combinations. In accordance with ASC 805, the Company uses it best estimates and assumptions to accurately assign fair value to the assets acquired and the liabilities assumed at the acquisition date. Goodwill as of the acquisition date is measured as the excess of the purchase consideration over the fair value of the assets acquired and the liabilities assumed. The results of the Acquired Companies have been included in the consolidated financial statements of the Company since the date of the Merger.

Material Federal Income Tax Consequences

We have not obtained a tax opinion from legal counsel or tax experts on the Merger. The Merger is intended for federal income tax purposes to qualify as one or more reorganizations within the meaning of the Internal Revenue Code of 1986, as amended, and the regulations promulgated thereunder. Based on the provisions of the Internal Revenue Code of 1986, as amended, existing United States Treasury regulations promulgated thereunder and administrative and judicial interpretations thereof, all as in effect as of the date hereof and all of which are subject to change (possibly with retroactive effect), we do not believe that the Merger will give rise to the recognition of gain or loses to us or our stockholders for U.S. federal income tax purposes, however management has estimated a $12,000,000 deferred tax liability based on the inability for the Company to deduct the amortization of intangible assets. The foregoing summary is for general information only and does not discuss any state, local, foreign or other tax consequences.

Past Contacts, Transactions, Negotiations and Agreements

The terms of the Merger Agreement are the result of arm’s length negotiations between representatives of the Company and SNIH. The following is a summary of the background of these negotiations and the Merger.

On September 9, 2016, Robert W. Baird & Co. (“Baird”), acting in its capacity as exclusive financial advisor to SNIH and SNI Companies, reached out to Derek Dewan, GEE Group’s Chief Executive Officer, to invite GEE Group to participate in the sale process for SNIH. On September 15, 2016, GEE Group discussed the potential to pursue an acquisition of the Acquired Companies with representatives from Stifel. On September 21, 2016, Mr. Dewan and Mr. Bajalia of GEE Group met with members of SNIH’s management team in Atlanta, GA to attend a brief management presentation hosted by SNIH and SNIH’s financial advisor, a representative from Stifel was also in attendance. On September 23, 2016, GEE Group executed a non-disclosure agreement with SNIH and received confidential evaluation materials regarding the acquisition opportunity from Baird.

On September 28, 2016, GEE Group received a process letter with instructions for submitting a non-binding indication of interest for the acquisition of SNIH, with a submission deadline of October 14, 2016. On October 6, 2016, representatives of Baird, GEE Group and Stifel met telephonically to discuss due diligence items and potential structures for effecting an acquisition of the Acquired Companies by GEE Group. On October 14, 2016, GEE Group held a call with its Board of Directors to discuss the potential merits of an acquisition of the Acquired Companies and due diligence conducted to date. Management received approval to submit a preliminary indication of interest for the acquisition of the Acquired Companies. After the meeting of GEE Group’s Board adjourned on October 14, 2016, GEE Group submitted a preliminary indication of interest via email to Baird proposing to acquire the Acquired Companies for $94.5 million on a cash-free, debt-free basis, representing a 7.5x multiple based on $12.6 million full-year 2016E Adjusted EBITDA. Consideration to fund the purchase price would consist of $42.3 million of cash and $52.2 million in shares of the Company’s common stock. A portion of the cash proceeds from the proposed debt financing would be allocated to retire existing GEE Group debt, provide additional working capital and pay transaction fees and expenses.

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Commencing on October 19, 2016, Representatives of GEE Group and Stifel received access to an electronic data room with extensive documentation provided by SNIH. On October 21, 2016, GEE Group executed an engagement letter with Stifel formally retaining Stifel as its financial advisor for the acquisition of the Acquired Companies. On October 27, 2016, representatives from GEE Group and Stifel attended a formal management presentation hosted by SNIH management and Baird in Atlanta, GA. On November 1, 2016, GEE Group received a letter from Baird with instructions for submitting an updated proposal and a formal deadline of November 15, 2016. On November 11, 2016, Representatives of Baird, SNIH, GEE Group and Stifel met telephonically to discuss open diligence items.

On November 15, 2016, GEE Group submitted an updated non-binding, indication of interest for the acquisition of the Acquired Companies via email proposing to acquire the Acquired Companies for $94.5 million on a cash-free, debt-free basis, representing a 7.5x multiple based on $12.6 million full-year 2016 Adjusted EBITDA. Consideration to fund the purchase price would consist of $62.6 million of cash and $31.9 million in shares of the Company’s common stock. A portion of the cash proceeds from the proposed debt financing would be allocated to retire existing GEE Group debt, provide additional working capital and pay transaction fees and expenses. The letter also proposed that SNIH would be entitled to have one mutually agreed director nominated to the Board of the Company whose election would have to be approved by the stockholders of GEE Group. GEE Group provided commentary on interested debt investors and the perceived availability of financing to facilitate the transaction. GEE Group proposed an exclusivity agreement with SNIH through December 31, 2016.

On November 29, 2016, representatives of Baird and Stifel met telephonically to discuss open diligence items and GEE Group’s updated non-binding, indication of interest to acquire the Acquired Companies. On December 1, 2016, GEE Group and SNIH entered into an exclusivity agreement expiring on December 31, 2016 in order to facilitate additional due diligence. On December 21, 2016, representatives from Stifel and Baird met telephonically to discuss the sale process timeline and coordinate additional in-person meetings in January of 2017. On December 31, 2016 the exclusivity agreement between GEE Group and SNIH expired.

On January 5, 2017 and January 6, 2017, a meeting between GEE Group and SNIH was held in Jacksonville, FL with representatives of Stifel and Baird also in attendance. During the meetings, GEE Group proposed a reduced transaction value of $86.0 million based on findings in due diligence.

On January 23, 2017, meetings with potential third-party financing sources were held in Miami, FL with management of SNIH and GEE Group. Representatives of Baird and Stifel also attended these meetings. On January 26, 2017, the exclusivity agreement between GEE Group and SNIH was extended through February 20, 2017.

On February 10, 2017, an initial draft of the Merger Agreement drafted by Averitt & Alford, P.A., outside legal counsel to GEE Group, was delivered by Stifel to Baird via email. From February 10, 2017 to April 2, 2017 GEE Group and their representatives sent updated drafts and defined terms of the Merger Agreement until all parties agreed to the terms of the Merger Agreement. On February 16, 2017, Members of GEE Group management met with representatives of MGG and PNC to discuss arranging acquisition financing to facilitate the proposed merger transaction. On February 20, 2017, the exclusivity agreement between GEE Group and SNIH expired. On the same date, GEE Group and SNIH started the audit required by MGG and PNC for the financing. On February 27, 2017, GEE Group engaged McDermott Will & Emery LLP to represent GEE Group on the MGG and PNC financing. On February 28, 2017, the exclusivity agreement between GEE Group and SNIH was extended through March 31, 2017.

On March 29, 2017, the parties agreed to all material terms. Thrivent’s and Madison’s legal representation then reviewed the Merger Agreement and a meeting was held between legal counsels to discuss certain suggested changes to the Merger Agreement, which primarily focused on post-acquisition individual stockholder indemnifications. These meetings continued through the finalization of the Merger Agreement on April 2, 2017.

On March 31, 2017, Stifel orally delivered its opinion that, as of the date of such opinion, the Merger Consideration to be paid by GEE Group in the Merger was fair to GEE Group, from a financial point of view. On March 31, 2017, the Board of Directors of GEE Group unanimously approved the Merger Agreement and the transactions contemplated thereby. Stifel subsequently confirmed its oral opinion in writing. The parties executed the Merger Agreement effective as of March 31, 2017. GEE Group also executed the Credit Agreement effective as of March 31, 2017. See “—Financing of Cash Portion of the Merger Consideration” on page 28 of this Proxy Statement. On April 3, 2017, the debt commitments from PNC and MGG pursuant to the Credit Agreement were funded and the Merger closed and became effective.

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Description of Business

For information regarding the Company’s business, please see Item 1 of the Company’s Annual Report on Form 10-K for the fiscal year ended September 30, 2016, as filed with the SEC on December 22, 2016 (the “Annual Report”). A copy of the Annual Report is annexed to this Proxy Statement as Annex F and is incorporated herein by reference.

SNIH was incorporated in the State of Delaware. SNIH served as a holding company for SNI Companies. SNI Companies, led by co-founder and current Chairman and CEO Ron Smith, was incorporated on November 4, 2009 in the State of Deleware. SNI Companies is a premier provider of recruitment and staffing services specializing in administrative, finance, accounting, banking, technology, and legal professions. Through its Staffing Now®, Accounting Now®, SNI Technology®, SNI Financial®, Legal Now®, SNI Energy® and SNI Certes® divisions, SNI Companies delivers staffing solutions on a temporary/contract, temp/contract-to hire, full time and direct hire basis, across a wide range of disciplines and industries including finance, accounting, banking, technical, software, tax, human resources, legal, engineering, construction, manufacturing, natural resources, energy and administrative professional. SNI Companies currently has approximately 440 employees.

Prior to the Merger, SNI Companies was a private company owned 100% by SNIH. Prior to the Merger, SNIH was a private company owned by the SNIH Stockholders. Accordingly, there was no public market for the shares of either SNIH or SNI Companies. The principal offices of SNI Companies are located at 4500 Westown Parkway, Suite 120, Des Moines Iowa, 50266. SNI Companies also has offices in Colorado, Connecticut, Washington DC, Georgia, Illinois, Iowa, Louisiana, Maryland, Massachusetts, Minnesota, New Jersey, Pennsylvania, Texas and Virginia.

Management’s Discussion and Analysis of Financial Condition and Results of Operations

The Company is incorporating by reference from its Annual Report its Management’s Discussion and Analysis of Financial Condition and Results of Operations for the fiscal year ended September 30, 2016. A copy of the Annual Report is annexed to this Proxy Statement as Annex F. The Company is incorporating by reference from its Quarterly Report on Form 10-Q for its fiscal quarter ended March 31, 2017 (the “Quarterly Report’) its Management’s Discussion and Analysis of Financial Condition and Results of Operations for the six months ended March 31, 2017.

Financial and Other Information

The Company is incorporating by reference from its Annual Report certain financial and other information with respect to the Company to be included in this Proxy Statement. A copy of the Annual Report is annexed to this Proxy Statement as Annex F. The Company is incorporating by reference from its Quarterly Report certain financial and other information with respect to the Company. A copy of the Quarterly Report is annexed to this Proxy Statement as Annex G.

Opinion of the Company’s Financial Advisor

The Company retained Stifel on October 21, 2016 to act as its financial advisor in connection with a possible acquisition of SNIH and SNI Companies (referred to herein as the “Acquired Companies”) and to provide to the Company’s Board a fairness opinion in connection with any proposed transaction. On March 31, 2017, Stifel delivered its written opinion, dated March 31, 2017, to the Company’s Board that, as of the date of the opinion and subject to and based on the assumptions made, procedures followed, matters considered, limitations of the review undertaken and qualifications contained in such opinion, the Merger Consideration to be paid by the Company in the Merger pursuant to the Merger Agreement was fair to the Company, from a financial point of view.

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The Company did not impose any limitations on Stifel with respect to the investigations made or procedures followed in rendering its opinion. In selecting Stifel, the Company’s Board considered, among other things, the fact that Stifel is a reputable investment banking firm with substantial experience advising companies in the staffing sector and in providing strategic advisory services in general. Stifel, as part of its investment banking business, is continuously engaged in the evaluation of businesses and their securities in connection with mergers and acquisitions, negotiated underwritings, secondary distributions of listed and unlisted securities, private placements and valuations for corporate and other purposes. In the ordinary course of its business, Stifel and its affiliates may actively trade the securities of the Company for its own account or for the account of its customers and, accordingly, may at any time hold a long or short portion in such securities.

The full text of the written opinion of Stifel is attached as Annex D to this Proxy Statement and is incorporated into this document by reference. The summary of Stifel’s opinion set forth in this Proxy Statement is qualified in its entirety by reference to the full text of the opinion. Stockholders are urged to read the opinion carefully and in its entirety for a discussion of the procedures followed, assumptions made, other matters considered and limits of the review undertaken by Stifel in connection with such opinion.

Stifel’s opinion was approved by its fairness committee. The opinion was provided for the information of, and directed to, the Company’s Board for its information and assistance in connection with its consideration of the financial terms of the Merger. The opinion does not constitute a recommendation to the Company’s Board as to how the Company’s Board should vote on any aspect of the Merger or to any stockholder of GEE as to how such stockholder should vote his, her or its shares of common stock at any stockholders’ meeting with respect to the Preferred Conversion Proposal, the Note Conversion Proposal or as to any other action that a stockholder should take with respect to the Preferred Conversion Proposal or the Note Conversion Proposal. In addition, the opinion does not compare the relative merits of the Merger with any other alternative transaction or business strategies which may have been available to the Company’s Board or the Company and does not address the underlying business decision of the Company’s Board or the Company to proceed with or effect the Merger.

In connection with its opinion, Stifel, among other things:

(i)	discussed the Merger and related matters with the Company’s counsel and reviewed a draft copy of the Merger Agreement dated March 30, 2017;

(ii)	reviewed the audited consolidated financial statements of the Company contained in its Annual Reports on Form 10-K for the three years ended September 30, 2016 and the unaudited consolidated financial statements of the Company contained in its Quarterly Report on Form 10-Q for the quarter ended December 31, 2016;

(iii)	reviewed the audited consolidated financial statements of SNIH for the three years ended December 31, 2015 and the unaudited consolidated financial statements of SNIH for the year ended December 31, 2016;

(iv)	reviewed and discussed with the Company’s management certain other publicly-available information concerning the Company and SNIH;

(v)	held discussions with the Company’s senior management, including estimates of certain cost savings, operating synergies, merger charges and the pro forma financial impact of the Merger on the Company;

(vi)	reviewed certain non-publicly available information concerning the Company and the Acquired Companies, including internal financial analyses and forecasts prepared by the management of the Company and SNIH and held discussion with the senior management of the Company and SNIH regarding recent developments;

(vii)	reviewed and analyzed certain publicly available information concerning the terms of selected merger and acquisition transactions that Stifel considered relevant to its analysis;

(viii)	reviewed and analyzed certain publicly available financial and stock market data relating to selected public companies that Stifel deemed relevant to its analysis;

(ix)	participated in certain discussions and negotiations between representatives of the Company and SNIH;

(x)	reviewed the reported prices and trading activity of the equity securities of the Company;

(xi)	conducted such other financial studies, analyses and investigations and considered such other information as Stifel deemed necessary or appropriate for purposes of its opinion; and

(xii)

took into account its assessment of general economic, market and financial conditions and its experience in other transactions, as well as its experience in securities valuations and its knowledge of the Company’s industry generally.

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In connection with its review, Stifel, with the consent, of the Company’s Board relied upon and assumed, without independent verification, the accuracy and completeness of all financial and other information that was made available, supplied, or otherwise communicated to Stifel by or on behalf of the Company or that was otherwise reviewed by Stifel, and Stifel has not assumed any responsibility for independently verifying any of such information. Stifel further relied upon the assurances of the Company’s management that it was unaware of any facts that would make such information incomplete or misleading.

With respect to estimates, forecasts or projections of the Company’s or the Acquired Companies' future financial performance prepared by or reviewed with the Company’s management and management of SNIH, or obtained from public sources (including, without limitation, potential cost savings and operating synergies which may be realized), Stifel  assumed at the Company’s direction that such estimates, forecasts and projections were reasonably prepared on the basis reflecting the best available estimates, forecasts and projections available to the management of the Company and Acquired Companies, as to the future operating performance of the Company, as applicable, and that they provided a reasonable basis upon which Stifel could form its opinion. The estimates, forecasts and projections were not prepared with the expectation of public disclosure and are based on numerous variables and assumptions that are inherently uncertain, including, without limitation, factors related to general economic and competitive conditions. Accordingly, actual results could vary significantly from those set forth in such estimates, forecasts and projections. Stifel relied on these estimates, forecasts and projections without independent verification or analyses and does not in any respect assume any responsibility for the accuracy or completeness thereof. Stifel relied upon, without independent verification, the assessment of the Company’s management as to the existing services of the Company and the Acquired Companies and viability of, and risks associated with, the future services of the Company and the Acquired Companies. Stifel expresses no opinion as to the Company’s or SNIH’s projections or any other estimates, forecasts and assumptions or the assumptions on which they were made.

Stifel was not requested to make, and did not make, an independent evaluation, physical inspection, valuation or appraisal of the properties, facilities, assets, or liabilities (contingent or otherwise) of the Acquired Companies, and was not furnished with any such materials. Estimates of values of companies and assets do not purport to be appraisals or necessarily reflect the prices at which companies and assets may actually be sold. Because such estimates are inherently subject to uncertainty, Stifel assumes no responsibility for their accuracy.

Stifel assumed that there has been no material change in the assets, liabilities, financial condition, business or prospects of the Company or SNIH since the date of the most recent relevant financial statements made available to Stifel. With respect to all legal matters relating to SNIH and the Merger, Stifel relied on the advice of its legal counsel.

Stifel’s opinion was limited to whether the Merger Consideration to be paid by the Company was fair to the Company, from a financial point of view, and does not address any other terms, aspects or implications of the Merger including, without limitation, the form or structure of the Merger, any consequences of the Merger on the Company, its stockholders, creditors or otherwise, or any terms, aspects or implications of any voting, support, stockholder or other agreements, arrangements or understandings contemplated or entered into in connection with the Merger or otherwise. Stifel’s opinion also does not consider, address or include: (i) any other strategic alternatives currently (or which have been or may be) contemplated by the Board or the Company; (ii) the legal, tax or accounting consequences of the Merger on the Company or the holders of the Company’s Common Stock including, without limitation, whether or not the Merger will qualify as a tax-free reorganization pursuant to Section 368 of the Internal Revenue Code; (iii) the fairness of the amount or nature of any compensation to any of the Company’s officers, directors or employees, or class of such persons, relative to the compensation to the holders of the Company’s securities; (iv) the effect of the Merger on holders of any class of securities of the Company, or any class of securities of any other party to any transaction contemplated by the Merger Agreement; (v) whether the Company has sufficient cash, available lines of credit or other sources of funds to enable it to pay the cash component of the Merger Consideration at the closing of the Merger; (vi) the allocation among the SNIH Stockholders of the Series B Convertible Preferred Stock, the 9.5% Notes and the cash consideration paid as part of the Merger Consideration; or (vii) any advice or opinions provided by Robert W. Baird & Co. Incorporated, Grant Thornton LLP, or any other advisor to the Company or SNIH. Stifel did not address, in its analyses, its opinion, or otherwise, among other things, any individual transaction or group of transactions, or other terms, conditions or any other aspect of any individual transaction or group of transactions, that is or are a part of the Merger, including without limitation any terms or conditions of any agreement relating to the issuance or potential issuance of the Series B Convertible Preferred Stock and the 9.5% Notes of the Company in the Merger. Furthermore, Stifel did not express any opinion as to the prices, trading range or volume at which the Company’s securities would trade following public announcement or consummation of the Merger.

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For purposes of rendering its opinion Stifel assumed in all respects material to its analysis, that the representations and warranties of each party contained in the Merger Agreement are true and correct, that each party will perform all of the covenants and agreements required to be performed by it under the Merger Agreement. Stifel also assumed that there are no factors that would delay the Merger or subject the Merger to any adverse conditions any necessary regulatory or governmental approval. In addition, Stifel assumed that the definitive Merger Agreement would not differ materially from the draft reviewed by it. Stifel also assumed that the Merger would be consummated substantially on the terms and conditions described in the Merger Agreement, without any waiver of material terms or conditions by the Company or any other party and without any adjustment to the Merger Consideration, and that obtaining any necessary regulatory approvals or satisfying any other conditions for consummation of the Merger would not have an adverse effect on the Company, or the Merger. Stifel assumed that the Merger would be consummated in a manner that complies with the applicable provisions of the Securities Act of 1933, as amended, the Securities Exchange Act of 1934, as amended, and all other applicable federal and state statutes, rules and regulations. Stifel further assumed that the Company relied upon the advice of its counsel, independent accountants and other advisors (other than Stifel) as to all legal, financial reporting, tax, accounting and regulatory matters with respect to the Company, the Merger and the Merger Agreement.

Stifel did not consider any potential legislative or regulatory changes currently being considered or recently enacted by the United States Congress, the SEC, or any other governmental or regulatory bodies, or any changes in accounting methods or generally accepted accounting principles that may be adopted by the SEC or the Financial Accounting Standards Board. The opinion is not a solvency opinion and does not in any way address the solvency or financial condition of SNIH, or any other person.

Stifel’s opinion was necessarily based on economic, market, financial and other conditions as they existed on, and on the information made available to it as of, the date of the opinion. It is understood that subsequent developments may affect the conclusions reached in Stifel’s opinion and that Stifel does not have any obligation to update, revise or reaffirm its opinion.

The summary set forth below does not purport to be a complete description of the analyses performed by Stifel, but describes, in summary form, the material elements of the presentation that Stifel made to the Company’s Board on March 31, 2017, in connection with Stifel’s opinion.

In accordance with customary investment banking practice, Stifel employed generally accepted valuation methods and financial analyses in reaching its opinion. The following is a summary of the material financial analyses performed by Stifel in arriving at its opinion. These summaries of financial analyses alone do not constitute a complete description of the financial analyses Stifel employed in reaching its conclusions. None of the analyses performed by Stifel were assigned a greater significance by Stifel than any other, nor does the order of analyses described represent relative importance or weight given to those analyses by Stifel. The summary text describing each financial analysis does not constitute a complete description of Stifel’s financial analyses, including the methodologies and assumptions underlying the analyses, and if viewed in isolation could create a misleading or incomplete view of the financial analyses performed by Stifel. The summary text set forth below does not represent and should not be viewed by anyone as constituting conclusions reached by Stifel with respect to any of the analyses performed by it in connection with its opinion. Rather, Stifel made its determination as to the fairness to the Company of the Merger Consideration to be paid by the Company in the Merger pursuant to the Merger Agreement, from a financial point of view, on the basis of its experience and professional judgment after considering the results of all of the analyses performed.

Except as otherwise noted, the information utilized by Stifel in its analyses, to the extent that it is based on market data, is based on market data as it existed on or before March 30, 2017 and is not necessarily indicative of current market conditions. The analyses described below do not purport to be indicative of actual future results, or to reflect the prices at which any securities may trade in the public markets, which may vary depending upon various factors, including changes in interest rates, dividend rates, market conditions, economic conditions and other factors that influence the price of securities.

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In conducting its analysis, Stifel used three primary methodologies: selected publicly-traded companies analysis; selected precedent transactions analysis; and discounted cash flow analysis. No individual methodology was given a specific weight, nor can any methodology be viewed individually. Additionally, no company or transaction used in any analysis as a comparison is identical to the Company, the Acquired Companies or the Merger, and they all differ in material ways. Accordingly, an analysis of the results described below is not mathematical; rather it involves complex considerations and judgments concerning differences in financial and operating characteristics of the companies and other factors that could affect the public trading value of the selected companies or transactions to which they are being compared. Stifel used these analyses to determine the impact of various operating metrics on the implied enterprise value of SNIH. Each of these analyses yielded a range of implied enterprise values, and therefore, such implied enterprise value ranges developed from these analyses were viewed by Stifel collectively and not individually.

In delivering its opinion to the Company’s Board, Stifel utilized the financial projections and estimates provided by SNIH management showing its financial performance as a standalone company.

SNIH Financial Analyses

Selected Publicly Traded Companies Analysis. Stifel reviewed, analyzed and compared certain financial information relating to SNIH to corresponding publicly available financial information and market multiples for the following eleven publicly-traded professional staffing companies: Adecco Group AG; Computer Task Group, Inc.; Cross Country Healthcare, Inc.; Hays plc; Kforce Inc.; ManpowerGroup Inc.; On Assignment, Inc.; PageGroup plc; Randstad Holding NV; Resources Connection, Inc.; and Robert Half International, Inc..

Stifel reviewed the range of enterprise values of the selected companies, calculated as equity value based upon closing stock prices on March 30, 2017, plus the book value of debt and minority interests, less cash and equivalents, as a multiple of estimated earnings before interest, taxes, depreciation and amortization (EBITDA) for the LTM period ended December 31, 2016 and calendar years 2017 and 2018 as provided by CapitalIQ consensus estimates.

The following table sets forth, for the periods indicated, the first quartile to third quartile ranges of enterprise value as a multiple of EBITDA utilized by Stifel in performing its analysis, which were derived from the selected companies identified above, and the first quartile to third quartile ranges of the enterprise values for SNIH implied by this analysis.

Enterprise Value to:	Range of EBITDA Multiples	Range of Enterprise Values (US $ in millions)
LTM EBITDA	9.7x – 11.9x	$90.3 – $111.6
2017P EBITDA	9.6x –10.1x	$118.9 – $125.7
2018P EBITDA	8.9x –9.3x	$120.6 – $126.5

Stifel selected publicly-traded companies on the basis of various factors, including the similarity of the lines of business and customers, although, as noted above, no public company used as a comparison is identical to SNIH. Accordingly, these analyses are not purely mathematical, but also involve complex considerations and judgments concerning the differences in financial and operating characteristics of the selected companies and other factors.

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Selected Precedent Transactions Analysis. Stifel reviewed and analyzed certain publicly available information for the following 13 business combinations where the acquired company was a staffing company:

Close Date	Acquirer	Target
03/09/2016	Adecco	Penna Consulting
12/22/2015	Recruit	USG People
11/29/2015	Randstad	Proffice
09/29/2015	BG Staffing	Vision Technology Services
05/11/2015	On Assignment	Creative Circle
04/28/2015	Recruit	Aterro
12/04/2014	Hays	Veredus Corporation
07/02/2013	TriNet Group	Ambrose Employer Group
03/20/2012	On Assignment	Apex Systems
10/17/2011	Recruit	Staffmark Holdings
07/20/2011	Randstad	SFN Group
02/02/2010	Manpower	COMSYS IT Partners
10/20/2009	Adecco	MPS Group

The following table sets forth the multiples indicated by this analysis, including the range of selected multiples relative to the selected precedent transactions and the multiples implied by the Merger:

Multiple:	1st Quartile	Median	Mean	3rd Quartile	Range of Multiples Utilized in the Analysis	Proposed Transaction
LTM EV/EBITDA	8.3x	12.5x	11.7x	15.7x	3.8x – 19.7x	9.2x

Based on its review of the precedent transactions, Stifel applied the selected multiples to the corresponding LTM EBITDA of SNIH as provided by SNIH’s management.

This analysis resulted in the following first quartile to third quartile range of implied enterprise values:

Benchmark	Range of Implied Enterprise Values (US $ in millions)
LTM EV/EBITDA	$77.9 - $146.8

No transaction used in the precedent transactions analyses is identical to the Merger. Accordingly, an analysis of the results of the foregoing is not mathematical; rather, it involves complex considerations and judgments concerning differences in financial and operating characteristics of the companies and other factors that could affect the public trading value of the companies involved in the precedent transactions which in turn, affect the enterprise value and equity value of the companies involved in the transactions to which the Merger is being compared. In evaluating the precedent transactions, Stifel made judgments and assumptions with regard to industry performance, general business, economic, market and financial conditions, and other matters, such as the impact of competition, industry growth and the absence of any adverse material change in the financial condition of the Acquired Companies or the companies involved in the precedent transactions or the industry or in the financial markets in general, which could affect the public trading value of the companies involved in the selected transactions which in turn, affect the enterprise value and equity value of the companies involved in the transactions to which the Merger is being compared.

Discounted Cash Flow Analysis. Stifel used the financial projections and estimates provided by SNIH’s management to perform a discounted cash flow analysis. In conducting this analysis, Stifel assumed that the Acquired Companies would perform in accordance with these forecasts. Stifel performed an analysis of the present value of the unlevered free cash flows that SNIH’s management projects it will generate from the second quarter of 2017 through the end of calendar year 2020. Stifel discounted both the cash flows projected from the second quarter of 2017 through the end of calendar year 2020, and the terminal value to present value using discount rates ranging from 14.2% to 16.2% and estimated the terminal value of the forecasted cash flows by applying exit multiples ranging from 9.0x to 11.0x to SNIH’s estimated 2020 EBITDA for its valuation reference range. The discount rates were selected based on a weighted-average cost of capital analysis for the selected, publicly-traded professional staffing companies identified above and Stifel’s estimates. This analysis resulted in implied enterprise values ranging from $105.9 million to $132.5 million.

36

Conclusion

Based upon the foregoing analyses and the assumptions and limitations set forth in full in the text of Stifel’s opinion, Stifel was of the opinion that, as of the date of Stifel’s opinion, the Merger Consideration to be paid by the Company was fair to the Company, from a financial point of view.

The preparation of a fairness opinion is a complex process and is not necessarily susceptible to a partial analysis or summary description. In arriving at its opinion, Stifel considered the results of all of its analyses as a whole and did not attribute any particular weight to any analysis or factor considered by it. Stifel believes that the summary provided and the analyses described above must be considered as a whole and that selecting portions of these analyses, without considering all of them, would create an incomplete view of the process underlying Stifel’s analyses and opinion; therefore, the range of valuations resulting from any particular analysis described above should not be taken to be Stifel’s view of the actual value of the Acquired Companies.

Stifel acted as financial advisor to the Company in connection with the Merger and received a fee of $2,066,000 for its services, a substantial portion of which was contingent upon the completion of the Merger (the “Advisory Fee”). Stifel also acted as financial advisor to the Board and received a fee of $250,000 upon the delivery of this Opinion that was not contingent upon consummation of the Merger (the “Opinion Fee”). In addition, Stifel acted as the financing placement agent for the Company in connection with the Merger for which Stifel was paid a customary fee of $1,316,000 by the Company at closing of the Merger (“Financing Fee”). Except for the Advisory Fee of $500,000 and Financing Fee specified in Stifel’s engagement letter, Stifel did not receive any other significant payment or compensation contingent upon the successful consummation of the Merger. In addition, the Company has agreed to indemnify Stifel for certain liabilities arising out of its engagement.

There are no other material relationships that existed during the two years prior to the date of the Opinion or that are mutually understood to be contemplated in which any compensation was received or is intended to be received as a result of the relationship between Stifel and any party to the Merger. Stifel may seek to provide investment banking services to the Company or its affiliates in the future, for which Stifel would seek customary compensation. In the ordinary course of business, Stifel and its clients may transact in the equity securities of the Company and may at any time hold a long or short position in such securities.

Approval of The Board of Directors

On March 30, 2017, the Board of Directors, by a unanimous vote, determined that the Merger Agreement and the transactions contemplated thereby including (i) the Merger, (ii) the issuance of the Series B Convertible Preferred Stock and the potential issuance by the Company of 5,926,000 shares of common stock upon the conversion of the Series B Convertible Preferred Stock and (iii) the issuance of the 9.5% Notes and the potential issuance by the Company of up to 3,061,000 shares of common stock upon the conversion of the 9.5% Notes and/or the payment of interest on the 9.5% Notes in shares of common stock are advisable and fair to, and in the best interests of, the Company. In making its determination, the Board of Directors considered:

•	The Board’s belief that the Merger will facilitate the continuation of the Company’s strategy of creating a major staffing company by establishing and/or strengthening its position in selected regions of the United States; and

•	the Board’s view that the businesses of the Acquired Companies are complementary to those of the Company in terms of geographic area and that diversification will reduce the impact of any future downturn in a single geographic area; and

•	the Company will have the efficiencies and resources that are likely to be critical to further growth and success in the staffing industry; and

•	the significant due diligence performed by management; and

•	the receipt of the Opinion of Stifel that the Merger Consideration to be paid by the Company in the Merger pursuant to the Merger was fair to the Company from a financial perspective; and

•	the extensive negotiations of the Company and its advisors with SNIH and its advisors.

The foregoing discussion of the factors considered by the Board of Directors is not intended to be exhaustive and is not provided in any specific order or ranking, but rather includes material factors considered by the Board of Directors. In reaching its decision regarding the Merger, the Board of Directors did not quantify or assign any relative weights to the factors considered and individuals may have given different weights to different factors.

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FORWARD-LOOKING STATEMENTS

Some of the statements contained in this Proxy Statement constitute forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995 and Section 21E of the Securities Exchange Act of 1934, as amended (the "Exchange Act"), and we intend such statements to be covered by the safe harbor provision contained therein. Forward-looking statements relate to expectations, beliefs, projections, future plans and strategies, anticipated events or trends and similar expressions concerning matters that are not historical facts. In some cases, you can identify forward-looking statements by the use of forward-looking terminology, such as "may," "will," "should," "expect," "intend," "plan," "anticipate," "believe," "estimate," "predict" or "potential" or the negative of these words and phrases or similar words or phrases that are predictions of or indicate future events or trends and that do not relate solely to historical matters. You can also identify forward-looking statements by discussions of strategy, plans or intentions.

The forward-looking statements contained in or incorporated by reference in this Proxy Statement reflect our current views about future events and are subject to numerous known and unknown risks, uncertainties, assumptions and changes in circumstances that may cause our actual results to differ significantly from those expressed in any forward-looking statement. Statements regarding the following subjects, among others, may be forward-looking:

•	our business strategy;

•	our projected operating results;

•	actions, initiatives and policies of the U.S. government and changes to U.S. government policies and the execution and impact of these actions, initiatives and policies;

•	the state of the U.S. and global economy generally or in specific geographic regions;

•	our ability to obtain and maintain financing arrangements, including favorable leverage;

•	the general volatility of the securities markets in which we participate;

•	changes in the value of our assets;

•	the impact of and changes in governmental regulations, tax law and rates, accounting guidance and similar matters;

•	the availability of qualified personnel;

•	our understanding of, and the nature and extent of, our competition;

•	the potential that operating costs following the consummation of the Merger may be greater than expected.

Although forward-looking statements reflect our good-faith beliefs, assumptions and expectations, they are not guarantees of future performance. Furthermore, we disclaim any obligation to publicly update or revise any forward-looking statement to reflect changes in underlying assumptions or factors, of new information, data or methods, future events or other changes. We caution you not to place undue reliance on these forward-looking statements and urge you to carefully review the disclosures we make concerning risks and uncertainties in sections entitled "Risk Factors" and "Management's Discussion and Analysis of Financial Condition and Results of Operations" in our Annual Report on Form 10-K for the fiscal year ended September 30, 2016. Our Annual Report is annexed to this Proxy Statement as Annex F and incorporated herein by reference. We also urge you to carefully review the disclosures we make concerning risks in the section entitled “Management’s Discussion and Analysis of Financial Condition and Results of Operations” in our Quarterly Report on Form 10-Q for the fiscal quarter ended March 31, 2017 which is annexed to this Proxy Statement as Annex G and incorporated herein be reference and in our other reports and filings with the SEC.

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GEE GROUP, INC.

UNAUDITED PRO FORMA COMBINED FINANCIAL INFORMATION

The following unaudited pro forma combined financial information is based on the historical consolidated financial statements of the Company and SNIH and its wholly owned subsidiary SNI Companies, Inc., (collectively the “Acquired Companies”), after giving effect to the Company’s acquisition of the Acquired Companies in the Merger. The notes to the unaudited pro forma financial information describe the reclassifications and adjustments to the financial information presented.

The unaudited pro forma combined balance sheet as of March 31, 2017 and statements of operations for the six month period ended March 31, 2017 and the fiscal year ended September 30, 2016, are presented as if the acquisition of the Acquired Companies had occurred on September 30, 2015 and were carried forward through each of the periods presented.

The allocation of the purchase price used in the unaudited pro forma combined financial information is based upon the estimated respective fair values of the assets and liabilities of the Acquired Companies as of the date on which the Merger Agreement was signed.

The unaudited pro forma combined financial information is not intended to represent or be indicative of the Company’s consolidated results of operations or financial position that the Company would have reported had the Merger been completed as of the dates presented, and should not be taken as a representation of the Company’s future consolidated results of operation or financial position.

The unaudited pro forma combined financial information should be read in conjunction with the historical audited consolidated financial statements and accompanying notes of the Company included in the Annual Report on Form 10-K for the fiscal year ended September 30, 2016 which is attached hereto as Annex F and incorporated herein by reference and with the historical consolidated financial statements and accompanying notes of the Company included in its Quarterly Report on Form 10-Q for the six months ended March 31, 2017 which is attached hereto as Annex G and incorporated herein by reference.

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GEE GROUP, INC.

UNAUDITED PRO FORMA COMBINED BALANCE SHEET

AS OF MARCH 31, 2017
(UNAUDITED)

(In Thousands)	GEE GROUP	ACQUIRED COMPANIES		PROFORMA ADJUSTMENTS	PROFORMA
ASSETS
CURRENT ASSETS:
Cash	$1,562	$592	(6)(7)	$(1,000)	$1,154
Accounts receivable	13,099	13,666		-	26,765
Other current assets	1,492	819		-	2,311
Total current assets	16,153	15,077		(1,000)	30,230
Property and equipment, net	527	510		-	1,037
Goodwill	18,590	22,344	(5)(9)	32,631	73,565
Intangible assets, net	10,356	194	(4)(9)(13)	28,360	38,910
Other assets	34	1,052		-	1,086
TOTAL ASSETS	$45,660	$39,177		$59,991	$144,828

LIABILITIES & SHAREHOLDERS' EQUITY
Short term debt	$7,142	$1,500	(7)(8)	$(942)	$7,700
Accounts payable	1,263	73		-	1,336
Accrued compensation and payroll taxes	3,281	4,786		-	8,067
Current portion of capital lease obligations	20	-		-	20
Current portion of contingent liability	1,837	-		-	1,837
Other current liabilities	1,220	-		-	1,220
Total current liabilities	14,763	6,359		(942)	20,180
Deferred office rent	149	-		-	149
Other long term obligations	45	2,990		-	3,035
Senior secured long term debt	-	-	(7)(11)	44,957	44,957
Deferred tax liability	-	-	(12)	12,000	12,000
Long term debt	3,863	18,450	(2)(8)	(5,950)	16,363
Note payable	1,000	-		-	1,000
Total long-term liabilities	5,057	21,440		51,007	77,504
SHAREHOLDERS' EQUITY
Preferred stock	-	-	(3)	29,300	29,300
Common stock, no-par value	39,000	2,294	(1)	(2,294)	39,000
(Accumulated deficit) retained earnings	(13,160)	9,084	(1)(10)(13)	(17,080)	(21,156)
Total shareholders' equity	25,840	11,378		9,926	47,144
	$45,660	$39,177		$59,991	$144,828

See notes to unaudited pro forma combined financial information.

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GEE GROUP, INC.

UNAUDITED PRO FORMA COMBINED STATEMENT OF OPERATIONS

FOR THE SIX MONTHS ENDED MARCH 31, 2017
(UNAUDITED)

(In Thousands, except per share data)	GEE GROUP	ACQUIRED COMPANIES		PROFORMA ADJUSTMENTS	PROFORMA

NET REVENUES:
Contract staffing services	$39,946	$44,169		$-	$84,115
Direct hire placement services	2,609	10,002		-	12,611
NET REVENUES	42,555	54,171		-	96,726
Cost of contract services	31,457	29,814		-	61,271
Selling, general and administrative expenses	9,306	19,795		-	29,101
Acquisition, integration and restructuring expenses	100	-		-	100
Depreciation expense	150	223		-	373
Amortization of intangible assets	738	391	(a)(b)	1,841	2,970
INCOME (LOSS) FROM OPERATIONS	804	3,948		(1,841)	2,911
Change in derivative liability	-	-		-	-
Change in contingent consideration	-	-		-	-
Loss on extinguishment of debt	-	-		-	-
Interest expense	(752)	(1,073	)(c)(d)(f)	(1,718)	(3,543)
INCOME (LOSS) BEFORE INCOME TAX PROVISION	52	2,875		(3,559)	(632)
Provision for income tax	(130)	(1,164	)(e)	600	(694)
NET INCOME (LOSS)	$(78)	$1,711		$(2,959)	$(1,326)
NET INCOME (LOSS) ATTRIBUTABLE TO COMMON STOCKHOLDERS	$(78)	$1,711		$(2,959)	$(1,326)

BASIC INCOME (LOSS) PER SHARE	$(0.01)				$(0.07)
WEIGHTED AVERAGE NUMBER OF SHARES - BASIC	9,382		(g)	5,926	15,308
DILUTED INCOME (LOSS) PER SHARE	$(0.01)				$(0.07)
WEIGHTED AVERAGE NUMBER OF SHARES - DILUTED	9,382		(g)	5,926	15,308

See notes to unaudited pro forma combined financial information.

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GEE GROUP, INC.

UNAUDITED PRO FORMA COMBINED STATEMENT OF OPERATIONS

FOR THE YEAR ENDED SEPTEMBER 30, 2016
(UNAUDITED)

(In Thousands, Except Per Share Data)	GEE GROUP	ACQUIRED COMPANIES		PROFORMA ADJUSTMENTS	PROFORMA

NET REVENUES:
Contract staffing services	$76,165	$18,601		$-	$94,766
Direct hire placement services	6,909	96,794		-	103,703
NET REVENUES	83,074	115,395		-	198,469
Cost of contract services	59,445	64,700		-	124,145
Selling, general and administrative expenses	19,863	39,412		-	59,275
Acquisition, integration and restructuring expenses	702	-		-	702
Depreciation expense	331	519		-	850
Amortization of intangible assets	1,536	864	(A)(B)	3,600	6,000
INCOME (LOSS) FROM OPERATIONS	1,197	9,900		(3,600)	7,497
Change in derivative liability	-	-		-	-
Change in contingent consideration	1,581	-		-	1,581
Loss on extinguishment of debt	-	-		-	-
Interest expense	(1,602)	(2,706	)(C)(D)(F)	(4,380)	(8,688)
INCOME (LOSS) BEFORE INCOME TAX PROVISION	1,176	7,194		(7,980)	390
Provision for income tax	(3)	(2,905	)(E)	(120)	(3,028)
NET INCOME (LOSS)	$1,173	$4,289		$(8,100)	$(2,638)
NET INCOME (LOSS) ATTRIBUTABLE TO COMMON STOCKHOLDERS	$1,173	$4,289		$(8,100)	$(2,638)

BASIC INCOME (LOSS) PER SHARE	$0.13				$(0.02)
WEIGHTED AVERAGE NUMBER OF SHARES - BASIC	9,313		(G)	5,926	15,239
DILUTED INCOME (LOSS) PER SHARE	$0.12				$(0.02)
WEIGHTED AVERAGE NUMBER OF SHARES - DILUTED	9,891		(G)	5,926	15,817

See notes to unaudited pro forma combined financial information.

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GEE GROUP, INC.
NOTES TO UNAUDITED PRO FORMA COMBINED FINANCIAL INFORMATION

1. BASIS OF PRO FORMA PRESENTATION

The unaudited pro forma combined balance sheet as of March 31, 2017, and the unaudited pro forma statements of operations for the six months ended March 31, 2017 and the year ended September 30, 2016, are based on the historical financial statements of the Company and SNIH after giving effect to the Company’s acquisition of the Acquired Companies and reclassification and adjustments described in the accompanying notes to the unaudited pro forma combined financial information.

The Company accounts for business combinations pursuant to Accounting Standards Codification ASC 805, Business Combinations. In accordance with ASC 805, the Company uses it best estimates and assumptions to accurately assign fair value to the assets acquired and the liabilities assumed at the acquisition date. Goodwill as of the acquisition date is measured as the excess of the purchase consideration over the fair value of the assets acquired and the liabilities assumed.

The fair values assigned to the assets of the Acquired Companies acquired and liabilities assumed are based on management’s estimates and assumptions. The estimated fair values of these assets acquired and liabilities assumed are considered preliminary and are based on the information that was available as of the date of acquisition. The Company believes that the information provides a reasonable basis for estimating the fair values of assets acquired and liabilities assumed, but is waiting for additional information, primarily related to estimated values of current and non-current income taxes payable and deferred taxes, which are subject to change, pending the finalization of certain tax returns. The Company expects to finalize the valuation of the assets and liabilities as soon as practicable, but not later than one year from the acquisition date.

The unaudited pro forma combined financial information is not intended to represent or be indicative of the Company’s consolidated results of operations or financial position that the Company would have reported had the Merger been completed as of the dates presented, and should not be taken as a representation of the Company’s future consolidated results of operation or financial position.

The unaudited pro forma combined financial information should be read in conjunction with the historical consolidated financial statements and accompanying notes of the Company included in the annual report on Form 10-K for the year ended September 30, 2016 which is attached hereto as Annex F and incorporated herein by reference and with the historical consolidated financial statements and accompanying notes of the Company included in its Quarterly Report on Form 10-Q for the fiscal quarter ended March 31, 2017 which is attached hereto as Annex G and incorporated herein by reference.

Accounting Periods Presented

For purposes of the unaudited pro forma combined financial information, SNIH’s historical year end was December 31 and has been aligned to more closely conform to the Company’s year end of September 30, as explained below. Certain pro forma adjustments were made to conform SNIH’s accounting policies to the Company’s accounting policies as noted below.

The unaudited pro forma combined balance sheet as of March 31, 2017 and the statements of operations for the six months ended March 31, 2017 and the year ended September 30, 2016, are presented as if the acquisition of the Acquired Companies had occurred on September 30, 2015 and were carried forward through each of the periods presented.

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Reclassifications

The Company reclassified certain accounts in the presentation of SNIH’s historical financial statements in order to conform to the Company’s presentation.

2. THE MERGER

The Company entered into an Agreement and Plan of Merger dated as of March 31, 2017 (the “Merger Agreement”) by and among the Company, GEE Group Portfolio, Inc., a Delaware corporation and a wholly owned subsidiary of the Company, (the “GEE Portfolio”), SNI Holdco Inc., a Delaware corporation and its wholly owned subsidiary SNI Companies, Inc. ( collectively the “Acquired Companies”), Smith Holdings, LLC a Delaware limited liability company, Thrivent Financial for Lutherans, a Wisconsin corporation, organized as a fraternal benefits society (“Thrivent”), Madison Capital Funding, LLC, a Delaware limited liability company (“Madison”) and Ronald R. Smith, in his capacity as a stockholder (“Mr. Smith” and collectively with Smith Holdings, LLC, Thrivent and Madison, the “Principal Stockholders”) and Ronald R. Smith in his capacity as the representative of the SNIH Stockholders (“Stockholders’ Representative”). The Merger Agreement provided for the merger subject to the terms and conditions set forth in the Merger Agreement of SNI Holdco, Inc. with and into GEE Portfolio pursuant to which GEE Portfolio would be the surviving corporation (the “Merger”). The Merger was consummated on April 3, 2017. As a result of the merger, GEE Portfolio became the owner of 100% of the outstanding capital stock of SNI Companies, Inc., a Delaware corporation and wholly-owned subsidiary of SNI Holdco.

The aggregate consideration paid for the shares of SNIH (the “Merger Consideration”) was $66.3 million.

The Merger Consideration was comprised of the following:

The Company paid an aggregate of $24,500,000 in cash to the SNIH Stockholders and others as they directed (the “Closing Cash Payment”).

Issuance of 9.5% Convertible Subordinated Notes. At the Closing, the Company issued and paid to certain SNIH Stockholders an aggregate of $12,500,000 in aggregate principal amount of its 9.5% Convertible Subordinated Notes (the “9.5% Notes”).

Issuance of Series B Convertible Preferred Stock. At the Closing, the Company agreed to issue to certain SNIH Stockholders upon receipt of duly executed letters of transmittal an aggregate of approximately 5,926,000 shares of its Series B Convertible Preferred Stock (based on the average daily VWAP of the Common Stock for the 20 trading days immediately prior to the closing date of the Merger). The value of the consideration paid was approximately $29,300,000 based on the closing price of $4.95 on March 31, 2017.

The SNIH Stockholders have agreed to indemnify the Company with respect to the breach of the representations and warranties set forth in the Merger Agreement. The relative responsibility and Indemnification Ceiling of each SNIH Stockholder is determined as set forth in the Merger Agreement. In addition, the indemnification obligations of the SNIH Stockholders are subject to certain overall baskets, deductibles and ceilings as set forth in the Merger Agreement. The Company is entitled to seek ‘set off’ or ‘recoupment’ for indemnification with respect to a respective SNIH Stockholder’s 9.5% Notes or stock or other property, as may be owned by that SNIH Stockholder and held in escrow. $8.6 million in aggregate principal amount of the 9.5% Notes will be held in escrow by the Escrow Agent against which the Company may seek set-off in the event of certain indemnification obligations of the SNIH Stockholders. These 9.5% Notes will be released from escrow after a period of eighteen months if there are no outstanding claims for indemnification, but not if there are outstanding claims for indemnification.

The Company utilized approximately $24,500,000 of the proceeds from its new Credit Agreement to finance the Closing Cash Payment to the SNIH Stockholders.

Under the purchase method of accounting, the transaction was valued for accounting purposes at an estimated $90,495,000, which was the estimated fair value of the consideration paid by the Company, after it was determined post-closing that the net liabilities purchased were $24,177,000 which includes the estimated deferred tax liability of $12,000,000. The estimate was based on the consideration paid of cash paid of $24,500,000, issuance of $12,500,000 of 9.5% convertible subordinated notes and approximately $29,300,000 of Series B Convertible Preferred Stock.

The assets and liabilities of SNIH will be recorded at their respective fair values as of the closing date of the Merger Agreement, and the following table summarizes these values based on the estimated balance sheet at April 3, 2017.

44

The intangibles will be recorded, based on the Company’s estimate of fair value, which are expected to consist primarily of customer lists with an estimated life of five to ten years and goodwill. Upon completion of an independent purchase price allocation and valuation, the allocation of intangible assets will be adjusted accordingly.

(in thousands)

$15,893	Assets Purchased
40,070	Liabilities Assumed
(24,177)	Net Liabilities Acquired
66,318	Purchase Price
$90,495	Intangible Asset from Purchase

3. PRO FORMA ADJUSTMENTS

Adjustments to the Pro Forma Consolidated Balance Sheet

(1)	Elimination of SNIH’s Capital Stock and retained earnings as part of purchase accounting
(2)	$12,500 was recorded for the loan to sellers
(3)	$29,300 was recorded in Series B Convertible Preferred Stock issued to SNIH Stockholders
(4)	Represents the management estimated intangible asset as of closing date, to be verified post acquisition with full purchase price allocation
(5)	Represents the management estimated goodwill as of closing date, to be verified post acquisition with full purchase price allocation
(6)	Represents the initial cash paid at closing
(7)	Represents $56,200 financed at closing
(8)	Represents $27,000 debt refinanced at closing
(9)	Elimination of SNIH’s intangible assets of approximately’ $23,550
(10)	$1,300 of acquisition costs
(11)	$3,543 capitalized debt costs to be amortized over 4 years, netted against long term debt
(12)	Represents the management estimate of deferred tax liability, to be verified post acquisition with full purchase price allocation
(13)	Represents the estimated $6,696 of accumulated amortization since September 30, 2015

Adjustments to the Pro Forma Combined Statement of Operations, Six Months

(a)	Represents the elimination of SNIH prior amortization approximately $391
(b)	Represents the additional amortization of SNIH estimated intangible assets $2,232
(c)	Represents the non-cash amortization of debt costs of approximately $443
(d)	Represents the additional interest expense related to the new debt of approximately $3,100
(e)	Represents the reduction of taxable income from the additional interest expense
(f)	Represents the elimination of the prior interest for GEE Group, Inc. and SNIH
(g)	Represents the fully converted series B convertible preferred shares of 5,926 into common shares of GEE common stock

45

Adjustments to the Pro Forma Combined Statement of Operations, Year Ended

(A)	Represents the elimination of SNIH prior amortization approximately $864
(B)	Represents the additional amortization of SNIH estimated intangible assets $4,464
(C)	Represents the non-cash amortization of debt costs of approximately $886
(D)	Represents the additional interest expense related to the new debt of approximately $6,200
(E)	Represents the additional estimated tax
(F)	Represents the elimination of the prior interest for GEE Group, Inc. and SNIH
(G)	Represents the fully converted preferred shares of 5,926 into common shares of GEE common stock

4. FINANCING

The Company and its subsidiaries, as borrowers, entered into a Revolving Credit, Term Loan and Security Agreement (the “Credit Agreement”) with PNC Bank, National Association (“PNC”), and certain investment funds managed by MGG Investment Group LP (“MGG”). All funds were distributed on April 3, 2017 (the “Closing Date”).

Under the terms of the Credit Agreement, the Company may borrow up to $73,750,000 consisting of a four-year term loan in the principal amount of $48,750,000 (“Term Loan”) and revolving loans (“Revolver”) in a maximum amount up to the lesser of (i) $25,000,000 or (ii) an amount determined pursuant to a borrowing base that is calculated based on the outstanding amount of the Company’s eligible accounts receivable, as described in the Credit Agreement. The loans under the Credit Agreement mature on March 31, 2021.

Amounts borrowed under the Credit Agreement may be used by the Company to repay existing indebtedness, to partially fund capital expenditures, to fund a portion of the purchase price for the acquisition of all of the issued and outstanding stock of SNI pursuant to that certain Agreement and Plan of Merger (the “Merger Agreement”) noted below, to provide for on-going working capital needs and general corporate needs, and to fund future acquisitions subject to certain customary conditions of the lenders. On the closing date of the Credit Agreement, the Company borrowed $56,226,316 which was used by the Company to repay existing indebtedness, to pay fees and expenses relating to the Credit Agreement, and to pay a portion of the purchase price for the acquisition of all of the outstanding stock of SNI Holdco Inc.

The loans under the Credit Agreement will bear interest at rates at the Company’s option of LIBOR rate plus 10% or PNC’s floating base rate plus 9%. The Term Loans may consist of Domestic Rate Loans or LIBOR Rate Loans, or a combination thereof.

The Credit Agreement is secured by all of the Company’s property and assets, whether real or personal, tangible or intangible, and whether now owned or hereafter acquired, or in which it now has or at any time in the future may acquire any right, title or interests.

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The Term Loans were advanced on the Closing Date and are, with respect to principal, payable as follows, subject to acceleration upon the occurrence of an Event of Default under the Credit Agreement or termination of the Credit Agreement and provided that all unpaid principal, accrued and unpaid interest and all unpaid fees and expenses shall be due and payable in full on March 31, 2021. Principal payments are required as follows: Fiscal year 2017 - $609,000, Fiscal year 2018 – $5,789,000, Fiscal year 2019 – $6,094,000, Fiscal year 2020 – $6,398,000 and Fiscal year 2021 - $29,860,000.

The Credit Agreement contains certain covenants including the following:

Fixed Charge Coverage Ratio. The Company shall cause to be maintained as of the last day of each fiscal quarter, a Fixed Charge Coverage Ratio for itself and its subsidiaries on a Consolidated Basis of not less the amount set forth in the Credit Agreement, which ranges from 1.10 to 1.0 to 1.40 to 1.0 over the term of the Credit Agreement.

Minimum EBITDA. The Company shall cause to be maintained as of the last day of each fiscal quarter, EBITDA for itself and its subsidiaries on a Consolidated Basis of not less than the amount set forth in the Credit Agreement for each fiscal quarter specified therein, in each case, measured on a trailing four (4) quarter basis as set in the Credit Agreement, which ranges from $13,000,000 to $24,000,000 over the term of the Credit Agreement.

Senior Leverage Ratio. The Company shall cause to be maintained as of the last day of each fiscal quarter, a Senior Leverage Ratio for itself and its subsidiaries on a Consolidated Basis of not greater than the amount set forth in the Credit Agreement for each fiscal quarter, in each case, measured on a trailing four (4) quarter basis as set in the Credit Agreement, which ranges from 4.50 to 1.0 to 1.5 to 1.0 over the term of the Credit Agreement.

In addition to these financial covenants, the Credit Agreement includes other restrictive covenants. The Credit Agreement permits capital expenditures up to a certain level, and contains customary default and acceleration provisions. The Credit Agreement also restricts, above certain levels, acquisitions, incurrence of additional indebtedness, and payment of dividends.

Cash Payment to Former Senior Lender of the Company. At the Closing, the Company paid $7,630,697 to ACF FINCO, LLP, the Company’s former senior lender to repay in full the indebtedness owed by the Company to ACF FINCO, LLP as of the date of the Closing.

Cash Payment to Senior Lender of Acquired Companies. At the closing, the Company paid $20,220,710.88 to Monroe Capital, the senior lender to the Acquired Companies to repay in full the indebtedness owed by the Acquired Companies to Monroe Capital as of the date of the Closing.

In connection with this Credit Agreement, the Company agreed to pay an original discount fee of approximately $901,300, a closing fee for the term loan of approximately $75,000 and a closing fee for the revolving credit facility of approximately $500,000. In addition, the Company paid early termination fees of approximately $240,000 to ACF FINCO I, LP in connection with the refinancing of its indebtedness to ACF FINCO I, LP.

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SELECTED HISTORICAL PER SHARE MARKET PRICE AND DIVIDEND INFORMATION

The Company's common stock is listed on the NYSE MKT and is traded under the symbol "JOB." The following table sets forth the quarterly high and low sales prices per share of the Company's common stock on the consolidated market for each quarter within the last two fiscal years, the first and second fiscal quarters of 2017 and the third quarter of 2017 (through June 6).

	Fourth Quarter		Third Quarter	Second Quarter	First Quarter
Fiscal 2017:
High	$		$7.00	$5.58	$5.27
Low			4.99	4.06	3.83
Fiscal 2016:
High		$6.89	$4.60	$5.99	$7.70
Low		3.61	3.71	3.56	4.00

Fiscal 2015:
High		$9.80	$12.00	$17.40	$18.70
Low		3.60	7.10	5.80	1.20

Holders of Record

There were approximately 629 holders of record of the Company's common stock on June 6, 2017.

Dividends

No dividends were declared or paid during the years ended September 30, 2016 and September 30, 2015. We do not anticipate paying any cash dividends for the foreseeable future.

During the years ended September 30, 2016 and 2015, no equity securities of the Company were repurchased by the Company.

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PROPOSAL 2: THE NOTE CONVERSION PROPOSAL

Background

We are submitting the Note Conversion Proposal to you as a result of our issuance on April 3, 2017 of an aggregate of $12.5 million aggregate principal amount of our 9.5% Notes to certain former stockholders of SNIH in connection with the consummation of the Merger which resulted in our acquisition of SNIH and SNI Companies. Because our common stock is listed on the NYSE MKT, we are subject to the rules set forth in the NYSE MKT Company Guide. Section 712 of the NYSE MKT Company Guide requires stockholder approval to be obtained if a listed company issues common stock or securities convertible into or exercisable for common stock as sole or partial consideration for an acquisition of the stock or assets of another company where the present or potential issuance of common stock, or securities convertible into common stock, could result in an increase in outstanding common shares of 20% or more.

The 9.5% Notes may be converted into shares of common stock at a conversion price of $5.83 per share (subject to adjustment in upon any stock dividend, stock combination or stock split or upon the consummation of certain fundamental transactions as set forth in the Form of 9.5% Note, a copy of which is filed as Annex C to this Proxy Statement) (the “Conversion Price”) at the option of the holder thereof; provided, however, that holders of the 9.5% Notes are not permitted to effect any conversion of any 9.5% Notes to the extent that the shares of common stock issuable upon such conversion when taken together with the shares of common stock previously issued with respect to (i) prior conversions of shares of Series B Convertible Preferred Stock, and/or (ii) prior conversions of any 9.5% Notes and/or (iii) the payment of dividends on any 9.5% Notes in shares of common stock and/or (iv) otherwise in connection with the issuance of the 9.5% Notes would result in the issuance of shares of common stock that exceed the Conversion Limit unless and until such time as the Company has received approval of the Note Conversion Proposal.

Approval of the Note Conversion Proposal could result in the issuance of approximately an additional 2,144,100 shares of our common stock, assuming that all of the holders of outstanding 9.5% Notes choose to convert their 9.5% Notes into shares of common stock. In addition, approval of the Note Conversion Proposal could result in the issuance of approximately an additional 916,900 shares of our common stock assuming that the Company elects to make all interest payments with respect to the 9.5% Notes in shares of common stock. Based on the ____________ shares of common stock that were outstanding as of the Record Date, conversion in full of 9.5% Notes and the payment of all interest on the 9.5% Notes would result in the issuance of 3,061,000 shares of common stock that would represent approximately 23.65% of the outstanding common stock of the Company.

We chose to issue the 9.5% Notes as a portion of the consideration paid to the former stockholders of SNIH in the Merger prior to obtaining stockholder approval of the Note Conversion Proposal and the former stockholders of SNIH agreed to accept the 9.5% Notes prior to obtaining stockholder approval of the Note Conversion Proposal in order to avoid any delay in consummating the Merger. In the Merger Agreement, we agreed to promptly seek the approval of our stockholders of the Note Conversion Proposal. We are now asking you for this approval.

Material Terms of the 9.5% Convertible Subordinated Notes

The following is a summary of the material terms of the 9.5% Notes:

Maturity Date

The 9.5% Notes mature on October 3, 2021 (the “Maturity Date”).

Interest

Interest on the 9.5% Notes accrues at the rate of 9.5% per annum and shall be paid quarterly in arrears on June 30, September 30, December 31 and March 31, beginning on June 30, 2017, on each conversion date with respect to the 9.5% Notes (as to that principal amount then being converted), and on the Maturity Date (each such date, an “Interest Payment Date”). At the option of the Company, interest may be paid on an Interest Payment Date either in cash or in shares of common stock of the Company, which common stock shall be valued at the average daily VWAP of the Common Stock for the 20 trading days immediately prior to such Interest Payment Date provided, however, that unless and until such time as the Company has received Requisite Stockholder Approval the Company shall not be permitted to make any interest payment in shares of Common Stock to the extent that such issuance would cause the Company to exceed the Conversion Limit.

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Redemption

All or any portion of the 9.5% Notes may be redeemed by the Company for cash at any time on or after April 3, 2018 that the average daily VWAP of the Company’s common stock reported on the principal trading market for the common stock exceeds the then applicable Conversion Price for a period of 20 trading days. The redemption price shall be an amount equal to 100% of the then outstanding principal amount of the 9.5% Notes being redeemed, plus accrued and unpaid interest thereon.

Prepayment

Except as otherwise provided in the 9.5% Notes, the Company may not prepay any portion of the principal amount of any 9.5% Note without the prior written consent of the holder thereof. Any prepayments of the 9.5% Notes shall be made on a pro rata basis to all holders of 9.5% Notes based on the aggregate principal amount of 9.5% Notes held by such holders. The Company shall be required to prepay the 9.5% Notes together with accrued and unpaid interest thereon upon the consummation by the Company of any “Change of Control”. For purposes of the 9.5% Notes, a Change of Control of the Company shall mean any of the following: (A) the Company effects any sale of all or substantially all of its assets in one transaction or a series of related transactions or (B) the consummation of any transaction (including, without limitation, any merger or consolidation), the result of which is that any person or entity together with their affiliates, becomes the beneficial owner, directly or indirectly, of more than 50% of the common stock of the Company.

Set-Off

Each of the 9.5% Notes is subject to the right by the Company to the extent provided in the Merger Agreement, to set off any amounts payable to the holders of the 9.5% Notes against amounts owing by the SNIH Stockholders to the Company or the other Buyer Indemnified Parties (as defined in the Merger Agreement).

Conversion

The 9.5% Notes are convertible into shares of common stock at the option of the holders thereof at an initial conversion price equal to $5.83 per share, each as subject to adjustment in the event of stock splits, stock combinations, capital reorganizations, reclassifications, consolidations, mergers or sales, as set forth in the 9.5% Notes: provided, however, that unless and until such time as the Company has received approval of the Note Conversion Proposal a holder of 9.5% Notes shall not be permitted to effect any conversion of any 9.5% Notes to the extent that the shares of common stock issuable upon such conversion when taken together with the shares of common stock previously issued with respect to (i) prior conversions of shares of Series B Convertible Preferred Stock, and/or (ii) prior conversions of any 9.5% Notes and/or (iii) the payment of dividends on any 9.5% Notes in shares of common stock and/or (iv) otherwise in connection with the issuance of the 9.5% Notes would result in the issuance of shares of common stock that exceed the Conversion Limit.

Subordination

Each of the 9.5% Notes is subordinated in payment to the obligations of the Company to the lenders parties to that certain Revolving Credit, Term Loan and Security Agreement, dated as of March 31, 2017 by and among the Company, the Company’s subsidiaries named as borrowers therein (collectively with the Company, the “Borrowers”), the senior lenders named therein and PNC Bank, National Association, as administrative agent and collateral agent (the “Agent”) for the senior lenders, pursuant to those certain Subordination and Intercreditor Agreements, each dated as of March 31, 2017 by and among the Company, the Borrowers, the Agent and each of the holders of the 9.5% Notes.

Offering of 9.5% Notes

None of the 9.5% Notes issued to the former stockholders of SNIH were registered under the Securities Act. Each of the former stockholders of SNIH who received 9.5% Notes is an accredited investor. The issuance of the 9.5% Notes to such former stockholders of SNIH was exempt from the registration requirements of the Act in reliance on an exemption from registration provided by Section 4(2) of the Securities Act.

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Registration Rights

The holders of 9.5% Notes have certain demand and piggyback registration rights with respect to the shares of common stock that are issued upon conversion of the 9.5% Notes. For a description of these registration rights see— “The Preferred Conversion Proposal—The Merger Agreement—Registration Rights” beginning on page 27 of this Proxy Statement.

Effect of Failure to Obtain Stockholder Approval of the Note Conversion Proposal

If our stockholders do not approve the Note Conversion Proposal, we are obligated, pursuant to the terms of the Merger Agreement to take all actions necessary to hold a subsequent meeting of our stockholders for the purpose of obtaining the approval of the Note Conversion Proposal and to continue to do so until such proposal is approved. Until such time as the Note Conversion Proposal is approved, holders of 9.5% will continue to be limited in their ability to convert their 9.5% Notes into shares of common stock as described above. Also, until such time as the Note Conversion Proposal has been approved, the Company will continue to be limited in its ability to pay interest on the 9.5% Notes in shares of common stock.

Effect of Stockholder Approval of the Note Conversion Proposal

If our stockholders approve the Note Conversion Proposal the holders of our Series B Convertible Preferred (other than Thrivent) will immediately be able to convert any or all of their 9.5% Notes into shares of common stock. The 9.5% Notes that were issued to Thrivent contains a provision that restricts Thrivent from converting all or any portion of its 9.5% Notes to the extent that after giving effect to such conversion as set forth in a written election to the Company to convert the 9.5% Notes, Thrivent (together with its affiliates, and any other person or entity acting as a group together with Thrivent or any of its affiliates), would beneficially own common stock in excess of 4.99% of the number of shares of the common stock outstanding immediately after giving effect to the issuance of shares of common stock issuable upon conversion of Thrivent’s 9.5% Notes (the “Beneficial Ownership Limitation”). The Beneficial Ownership Limitation may be waived by Thrivent, upon not less than 61 days’ prior notice to the Company that Thrivent would like to waive the Beneficial Ownership Limitation with regard to any or all shares of Common Stock issuable upon conversion of the 9.5% Notes.

The issuance by the Company of a substantial number of shares of common stock upon the conversion of the 9.5% Notes and/or the payment of interest on the 9.5% Notes in shares of common stock will result in a dilution in voting power of the Company’s current stockholders. The issuance by the Company of a substantial number of shares of common stock upon the conversion of the 9.5% Notes and/or the payment of interest on the 9.5% Notes in shares of common stock could also result in a dilution of earnings per share with respect to the outstanding common stock which could have a depressive effect on the market price of our common stock. The shares of common stock issuable upon conversion of the 9.5% Notes and/or the payment of interest on the 9.5% Notes in shares of common stock are expected to be listed on the NYSE MKT. The future prospect of sales of a significant amount of shares of common stock could also affect the market price of our common stock if the marketplace does not orderly adjust to the increase in shares in the market and the value of your investment in the Company may decrease.

Stockholder Approval Requirement for Note Conversion Proposal

Our common stock is listed on the NYSE MKT and we are subject to the rules set forth in the NYSE MKT Company Guide. Section 712 of the NYSE MKT Company Guide requires stockholder approval to be obtained if a listed company issues common stock or securities convertible into or exercisable for common stock as sole or partial consideration for an acquisition of the stock or assets of another company where the present or potential issuance of common stock, or securities convertible into common stock, could result in an increase in outstanding common shares of 20% or more. Although we were not required to obtain stockholder approval in connection with the issuance of the 9.5% Notes (which contains a restriction on the ability of holders to convert their 9.5% Notes) or the acquisition of SNIH and SNI Companies pursuant to the Merger, we are required to seek stockholder approval for the conversion of the 9.5% Notes and/or the payment of interest on the 9.5% Notes in shares of common stock to the extent that such conversion and/or payment of interest in shares of common stock, when taken together with (i) all prior conversions of Series B Preferred Stock into shares of common stock, (ii) all prior conversions of 9.5% Notes into shares of common stock, (iii) all prior issuances of common stock as interest payments on the 9.5% Notes and (iv) all other shares of common stock that were previously issued in connection with the issuance of the 9.5% Notes would result in the issuance of shares of common stock in excess of the Conversion Limit. Therefore we are seeking stockholder approval for the Note Conversion Proposal.

Recommendation of the Board of Directors

The Board of Directors has determined that the Note Conversion Proposal is in the best interests of the Company’s stockholders and recommends that you vote “FOR” the Note Conversion Proposal.

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PROPOSAL 3 –THE BOARD ELECTION PROPOSAL

Upon the recommendation of the Nominating Committee of the Board of Directors, our Board of Directors has nominated for election at the Annual Meeting each of Mr. Derek Dewan, Dr. Arthur Laffer, Mr. Thomas Williams, Mr. Peter Tanous, Mr. William Isaac, Mr. George A. Bajalia and Mr. Ronald Smith each to stand for election for a term expiring at the 2018 Annual Meeting of stockholders or until their successors are duly elected and qualified. Each of the nominees other than Mr. Ronald Smith is currently serving as a member of our Board of Directors.

In the event any nominee is unable or declines to serve as a director at the time of the Annual Meeting, the proxies voting for their election will be voted for any nominee who shall be designated by the Board of Directors to fill the vacancy. As of the date of this Proxy Statement, we are not aware that either nominee is unable or will decline to serve as a director if elected.

Required Vote

The affirmative vote of shares of our Common Stock representing a plurality of the votes cast is required to elect each of Mr. Derek Dewan, Dr. Arthur Laffer, Mr. Thomas Williams, Mr. Peter Tanous, Mr. William Isaac, Mr. George A. Bajalia and Mr. Ronald Smith as directors of the Company.

Recommendation of the Board of Directors

Our Board of Directors unanimously recommends a vote "FOR" the election of each of Mr. Derek Dewan, Dr. Arthur Laffer, Mr. Thomas Williams, Mr. Peter Tanous, Mr. William Isaac, Mr. George A. Bajalia and Mr. Ronald Smith to our Board of Directors.

BOARD OF DIRECTORS, NOMINEES TO THE BOARD OF DIRECTORS AND CORPORATE GOVERNANCE

Our Board of Directors currently consists of seven members, as set forth in the table below. Our Board of Directors consists of an experienced group of business leaders, with experience in corporate governance, corporate finance, capital markets, insurance, employee benefits and real estate.

Name	Age	Position	Director Since

Derek Dewan	62	Chief Executive Officer and Chairman of the Board of Directors	2015
Andrew J. Norstrud **	43	Chief Financial Officer and Director	2013
Dr. Arthur B. Laffer (1)(2)(3)	76	Director	2015
Peter Tanous (1)(3)	79	Director	2015
Thomas C. Williams (2)(3)	57	Director	2009
William Isaac (1)	73	Director	2015
George A. Bajalia	59	Director	2015
Ronald Smith	65	Director Nominee

____________

**	Mr. Norstrud is not standing for re-election at the Annual Meeting.
1)	Member of the Audit Committee.
2)	Member of the Compensation Committee.
3)	Member of the Nominating Committee

We have set forth below information regarding each of our directors and director nominees, including the experience, qualifications, attributes or skills that led the Board of Directors to conclude that such person should serve as a director. Our Nominating Committee and our Board of Directors believe that the experience, qualifications, attributes and skills of our directors provide us with the ability to address our evolving needs and represent the best interests of our stockholders.

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Derek Dewan - Chief Executive Officer and Chairman of the Board of Directors

Mr. Dewan, former Chairman and Chief Executive Officer (CEO) of Scribe Solutions, Inc. was elected Chairman of the Board of Directors and CEO of the Company effective April 1, 2015. Mr. Dewan was previously Chairman and CEO of MPS Group, Inc. In January 1994, Mr. Dewan joined AccuStaff Incorporated, MPS Group's predecessor, as President and Chief Executive Officer, and took that company public in August 1994. Under Mr. Dewan's leadership the company became a Fortune 1000 world-class, global multi-billion dollar staffing services provider through significant organic growth and strategic acquisitions. MPS Group grew to include a vast network of offices in the United States, Canada, the United Kingdom, Continental Europe, Asia and Australia. MPS Group experienced many years of continued success during Mr. Dewan's tenure and he led successful secondary stock offerings of $110 million and $370 million. The company was on the Wall Street Journal's "top performing stock list" for three consecutive years and included in the Standard and Poor’s (S&P) Mid-Cap 400. In 2009, Mr. Dewan was instrumental in the sale of MPS Group to the largest staffing company in the world, Adecco Group, for $1.3 billion.

George A. Bajalia – President and Director

Mr. Bajalia joined the Company as a director in January 2015. Mr. Bajalia became President of the Company effective April 6, 2017. Effective upon his appointment as the Company’s President, Mr. Bajalia was removed from the Company’s Audit Committee and Compensation Committee. Mr. Bajalia has over 30 years of business experience, with financial, operational and management expertise in many industries including the staffing industry. Since 2001, Bajalia has provided consulting, advisory and interim management services to executive management, boards, business owners and private equity firms. He has assisted them with implementing their growth and working capital strategies, turnarounds, recapitalizations and strategic objectives. Mr. Bajalia started his career as a certified public accountant (CPA) at KPMG Peat Marwick in 1980. From 1984 to 1991, Bajalia worked in all areas of finance and as a portfolio company manager for an investment holding company based in Florida. In 1991 he became the chief financial officer (CFO) of one of the public company portfolio investments, Wickes Inc. The company was a leading multi-state distributor of building materials and manufacturer of building components in the US with approximately $1 billion in revenue. During his tenure with Wickes, Mr. Bajalia led the development and implementation of a turnaround and strategic business plan and a $300 million recapitalization including a public stock and bond offering. From 1998 to 2001 Mr. Bajalia served as chief executive officer (CEO) and chief operating officer (COO) of the professional services division of MPS Group, Inc. (MPS), a publicly traded staffing company. This division had offices throughout the United States and the United Kingdom, and over $650 million in revenue and $80 million in pretax profits. Mr. Bajalia’s achievements with MPS included the integration of five specialty business units, which led to increased organic revenue growth of $200 million and pretax profits of $40 million within two years. He also served as a director of MPS. Mr. Bajalia’s leadership and communication skills have earned him the reputation as a results-oriented manager. He received his B.S. in Accounting from Florida State University, is a licensed CPA and real estate broker, and is a member of several professional associations.

Andrew J. Norstrud - Chief Financial Officer and Director

Mr. Norstrud joined the Company in March 2013 as CFO and served as CEO from March 7, 2014 until April 1, 2015. Mr. Norstrud became a director of the Company on March 7, 2014. Prior to joining the Company, Mr. Norstrud was a consultant with Norco Accounting and Consulting from October 2011 until March 2013. From October 2005 to October 2011, Mr. Norstrud served as the Chief Financial Officer for Jagged Peak. Prior to his role at Jagged Peak, Mr. Norstrud was the Chief Financial Officer of Segmentz, Inc. (XPO Logistics), and played an instrumental role in the company achieving its strategic goals by pursuing and attaining growth initiatives, building a financial team, completing and integrating strategic acquisitions and implementing the structure required of public companies. Previously, Mr. Norstrud worked for Grant Thornton LLP and PricewaterhouseCoopers LLP and has extensive experience with young, rapid growth public companies. Mr. Norstrud earned a BA in Business and Accounting from Western State College and a Master of Accounting with a systems emphasis from the University of Florida. Mr. Norstrud is a Florida licensed Certified Public Accountant.

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Dr. Arthur B. Laffer - Director

Dr. Laffer joined the Company as a director in January 2015. Dr. Arthur Laffer is the founder and chairman of Laffer Associates, an economic research and consulting firm. A former member of President Reagan’s Economic Policy Advisory Board during the 1980s, Dr. Laffer’s economic acumen and influence have earned him the distinction in many publications as “The Father of Supply-Side Economics”. He has served on several boards of directors of public and private companies, including staffing giant MPS Group, Inc., which was sold to Adecco Group for $1.3 billion in 2009. Dr. Laffer was previously a consultant to Secretary of the Treasury William Simon, Secretary of Defense Donald Rumsfeld, and Secretary of the Treasury George Shultz. In the early 1970s, Dr. Laffer was the first to hold the title of Chief Economist at the Office of Management and Budget (OMB) under Mr. Shultz. Additionally, Dr. Laffer was formerly the Distinguished University Professor at Pepperdine University and a member of the Pepperdine Board of Directors. He also served as Charles B. Thornton Professor of Business Economics at the University of Southern California and as Associate Professor of Business Economics at the University of Chicago. Laffer is credited with advancing the concept of supply-side economics when he drew a curve on the back of a napkin at a dinner meeting, showing that government tax receipts can sometimes increase when federal income tax rates are lowered. The Laffer Curve and supply–side economics served as the foundation for Reaganomics in the 1980s when Dr. Laffer served on the President’s Economic Policy Advisory Board from 1981 to 1989. Dr. Laffer has been recognized for his achievements in economics, having been featured in Time Magazine’s 1999 cover story, “The Century’s Greatest Minds”, for inventing the Laffer Curve, which Time deemed “one of a few of the advances that powered this extraordinary century”. Bloomberg BusinessWeek recently featured the Laffer Curve as part of “The 85 Most Disruptive Ideas in Our History”. A video is available on their website which features a re-creation of the famous drawing of the Laffer Curve with Donald Rumsfeld and Dick Cheney. Dr. Laffer has received multiple awards for his economic work, including two Graham and Dodd Awards from the Financial Analyst Federation; the Distinguished Service Award by the National Association of Investment Clubs; the Adam Smith Award for his insights and contributions to the Wealth of Nations; and the Daniel Webster Award for public speaking by the International Platform Association. Dr. Laffer received a B.A. in economics from Yale University and an MBA and Ph.D. in economics from Stanford University.

Peter Tanous - Director

Mr. Tanous joined the Company as a director in May 2015. He has served on several boards of directors of public and private companies, including staffing giant and publicly traded (NYSE) MPS Group, Inc. (“MPS”), which was sold to the largest staffing company in the world, Adecco Group for $1.3 billion in 2009. Mr. Tanous is Chairman of Lynx Investment Advisory of Washington D.C., an SEC registered investment advisory firm. In prior years, Mr. Tanous was International Regional Director with Smith Barney and a member of the executive committee of Smith Barney International, Inc. He served for ten years as executive vice president and a director of Bank Audi (USA) in New York, and was earlier chairman of Petra Capital Corporation in New York. A graduate of Georgetown University, he serves on the university’s investment committee and as a member of the Georgetown University Library Board. Mr. Tanous’ book, Investment Gurus, published by Prentice Hall in 1997, received wide critical acclaim in financial circles and was chosen as a main selection of The Money Book Club. His subsequent book, The Wealth Equation, was also chosen as a Money Book Club main selection. Investment Visionaries, was published in August 2003 by Penguin Putnam and Kiplinger’s Build a Winning Portfolio, was published by Kaplan Press in January 2008. Tanous co-authored (with Dr. Arthur Laffer, the “Father of Supply Side Economics” and Stephen Moore, former Wall Street Journal writer and editorial board member) “The End of Prosperity,” published by Simon & Schuster in October 2008. His most recent book, Debt, Deficits and the Demise of the American Economy, co-authored with Jeff Cox, finance editor at CNBC, was published by Wiley in May 2011. In addition to Georgetown University, Tanous serves on several investment committees including: St. Jude Children’s Research Hospital and Lebanese American University. Mr. Tanous’ experience as a director on corporate boards is extensive. At MPS Group (“MPS”), he served as chairman of the audit committee and on several other committees over many years. He gained significant staffing industry knowledge and experience as MPS was one of the largest companies in the U.S. in the field of professional staffing with specialization in accounting, engineering, health care and legal services including a significant concentration on information technology delivered through its “Modis” brand. Also, Mr. Tanous served on the board of Cedars Bank, Los Angeles, a California state commercial bank with branches in Orange County and San Francisco, and as a director at Worldcare Ltd., Cambridge, Mass, a company in the field of health care services and telemedicine diagnostics.

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Thomas C. Williams - Director

Mr. Williams has served as a director of the Company since July 2009. Since 2005, Mr. Williams has served as acting Vice Chairman of Capital Management of Bermuda (previously Travelers of Bermuda), a company providing pension benefits for expatriates who have worked outside the U.S. and accrued benefits towards their retirement which are not covered by their domestic pension plans. Additionally, Mr. Williams has served as the Chief Executive Officer of Innova Insurance Ltd., a Bermuda based insurer, which provides extension risk to the Capital Markets on life insurance related assets from 2005 to 2009 when it was acquired. Mr. Williams is Chairman of the Nominating Committee and is a member of the Audit and Compensation Committees. The Company believes that Mr. Williams is qualified to sit on the Board of Directors because of his significant management experience.

William Isaac - Director

Mr. Isaac has extensive experience in business, finance and governance. In 1986, he founded The Secura Group, a leading financial institutions consulting firm and operated the business until it was acquired by FTI in 2011. Prior to forming Secura, Mr. Isaac headed the FDIC during the banking crisis of the 1980s, serving under Presidents Carter and Reagan from 1978 through 1985. Mr. Isaac currently serves as a member of the board of TSYS, a leading worldwide payments system processing company, and is the former Chairman of Fifth Third Bancorp, one of the nation’s leading banking companies. Also, Isaac is a former member of the boards of Trans Union Corporation; The Associates prior to its sale to Citigroup and Amex Centurion Bank. He is involved extensively in thought leadership relating to the financial services industry. Mr. Isaac is the author of Senseless Panic: How Washington Failed America with a foreword by legendary former Federal Reserve Chairman Paul Volcker. Senseless Panic provides an inside account of the banking and S&L crises of the 1980s and compares that period to the financial crisis of 2008-2009. Mr. Isaac’s articles are published in the Wall StreetJournal, Washington Post, New York Times, American Banker, Forbes, Financial Times, Washington Times, and other leading publications. He also appears regularly on television and radio, testifies before Congress, and is a frequent speaker before audiences throughout the world. Mr. Isaac served as chairman of the FDIC during one of the most tumultuous periods in US banking history. Some 3,000 banks and thrifts failed during the 1980s, including Continental Illinois and nine of the ten largest banks in Texas. The President appointed Mr. Isaac to the board of the FDIC at the age of 34, making him the youngest FDIC board member and chairman in history. Mr. Isaac also served as chairman of the Federal Financial Institutions Examination Council (1983-85), as a member of the Depository Institutions Deregulation Committee (1981–85), and as a member of the Vice President’s Task Group on Regulation of Financial Services (1984). Mr. Isaac began his career as an attorney with Foley & Lardner and was a senior partner with Arnold & Porter. He holds a JD, summa cum laude, College of Law, The Ohio State University (“OSU”) and a B.S in economics and LLD (“honorary”) from Miami University, Oxford, Ohio. Isaac is involved with several charitable and not for profit organizations including current and past service on the OSU Foundation Board, member of the OSU “Presidents Club”, former Trustee of the Miami University Foundation Board and a member the University’s “Business Advisory Council”, Goodwill Industries and the Community Foundation of Sarasota, Fl. Bill received a “Distinguished Achievement Medal” in 1995 from Miami University and a “Distinguished Alumnus Award” in 2013 from OSU.

Ronald Smith, Director Nominee

Ronald Smith co-founded SNI and was the Chairman and CEO until March 31, 2017. Mr. Smith is a seasoned staffing executive with over 40 years' experience in the industry. Smith previously worked for a large international staffing and recruiting firm where he ultimately owned six franchises. After selling his franchises to a large international staffing and recruiting firm in 1988, Smith was promoted to Regional Manager and integrated 20 locations for a large international staffing and recruiting firm.

Executive Officers and Significant Employees

The business experience of the Company's directors, including all executive officers serving as directors, is provided above. The experience of the Company's executive officers who are not also directors is described below.

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Alex Stuckey, Chief Administrative Officer

Mr. Stuckey joined the Company in April 2015 as its Chief Operating Officer and President. Effective April 6, 2017, Mr. Stuckey resigned as the Company’s President and Chief Operating Officer and was appointed the Company’s Chief Administrative Officer. Mr. Stuckey was the President and Chief Operating Officer of Scribe Solutions, Inc. Prior to joining Scribe, Mr. Stuckey was the founder and Chief Executive Officer of Fire Fighters Equipment Co. Mr. Stuckey led that company from a start up to a multi-million dollar enterprise with substantial net profits through both organic and acquisition growth. At Fire Fighters, Mr. Stuckey developed unique marketing strategies, which were revolutionary to the industry. His efforts led to a successful stock sale of Fire Fighters to Cintas. Mr. Stuckey also has extensive experience in banking and finance, which he obtained after a successful career at Barnett Bank as a special assets officer. Mr. Stuckey graduated from Florida State University with a bachelor's in Entrepreneurship and Business Enterprises.

Role of the Board of Directors and Board Leadership Structure

Our business and affairs are managed under the direction of our Board of Directors, which is the Company's ultimate decision-making body, except with respect to those matters reserved to our stockholders. Our Board of Directors' primary responsibility is to seek to maximize long-term stockholder value. Our Board of Directors establishes our overall corporate policies, selects and evaluates our senior management team, which is charged with the conduct of our business, monitors the performance of the Company and management, and provides advice and counsel to management. In fulfilling the Board of Directors' responsibilities, directors have full access to our management, internal and external auditors and outside advisors.

Independent directors and management have different perspectives and roles in strategy development. The Company's independent directors bring experience, oversight and expertise from outside the company and industry, while the management brings company-specific experience and expertise. The Board of Directors believes that a board of directors combined with independent board members and management is in the best interest of stockholders because it promotes strategy development and execution, and facilitates information flow between management and the Board of Directors, which are essential to effective governance.

The Board of Directors does not have a lead independent director. The Board of Directors provides overall risk oversight for the Company as part of its normal, ongoing responsibilities. It receives reports from Mr. Dewan and Mr. Norstrud and other members of senior management on a periodic basis on areas of risk facing the Company. In addition, Board of Directors committees oversee specific elements of risk or potential risk.

The Board of Directors meets on a regularly scheduled basis to review significant developments affecting the Company and to act on matters requiring Board of Directors approval. It also holds Annual Meetings when an important matter requires Board of Directors action between scheduled meetings. The Board of Directors held twenty one (21) meetings during the last fiscal year. No director of the Company attended less than 75% of the total meetings of the Board of Directors and Committees on which such Board of Directors members served during this period.

Our directors are expected to attend the Annual Meeting. Any director who is unable to attend the Annual Meeting is expected to notify the Chairman of the Board of Directors in advance of the Annual Meeting.

The Board of Directors believes that Mr. Dewan's service as both Chairman of the Board and Chief Executive Officer is in the best interest of the Company and its stockholders. Mr. Dewan possesses detailed and in-depth knowledge of the issues, opportunities and challenges facing the Company and its business and is thus best positioned to develop agendas that ensure that the Board's time and attention are focused on the most critical matters. His combined role enables decisive leadership, ensures clear accountability, and enhances the Company's ability to communicate its message and strategy clearly and consistently to the Company's stockholders, employees, customers and suppliers.

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Board Risk Oversight

Management of the risks that we face in the conduct of our business is primarily the responsibility of our senior management team. However, our Board of Directors provides overall risk oversight with a focus on the most significant risks facing the Company. Our senior management team periodically reviews with our Board of Directors any significant risks facing the Company. Our Board of Directors has delegated responsibility for the oversight of specific risks to the committees of the Board of Directors as follows:

•

Audit Committee. The Audit Committee oversees the policies that govern the process by which our exposure to risk is assessed and managed by management. In that role, the Audit Committee discusses with our management major financial risk exposures and the steps that management has taken to monitor and control these exposures. The Audit Committee also is responsible for reviewing risks arising from related party transactions involving the Company and overseeing our code of ethics.

•	Compensation Committee. The Compensation Committee monitors the risks associated with our compensation philosophy and programs.

•	Nominating Committee. The Nominating Committee oversees risks related to our governance structure and processes.

Our Board of Directors has assessed the risks that could arise from our employee compensation policies and does not believe that such policies are reasonably likely to have a materially adverse effect on the Company.

Committees of the Board of Directors and Committee Membership

Our Board of Directors has established three separately designated standing committees to assist our Board of Directors in discharging its responsibilities: the Audit Committee, the Compensation Committee, and the Nominating Committee. Our Board of Directors may eliminate or create additional committees as it deems appropriate. The charters for our Board of Directors committees are in compliance with applicable SEC rules and the NYSE MKT Listed Company Manual. These charters are not available on our website, but all were attached to the form 10Q filed on February 14, 2017. You may obtain a printed copy of any of these charters by sending a request to: GEE Group, Inc., 184 Shuman Blvd., Suite 420, Naperville, Illinois 60563, Attn.: Secretary.

Each committee of our Board of Directors is composed entirely of independent directors within all applicable standards (as further discussed below). Our Board of Directors' general policy is to review and approve committee assignments annually. The Nominating Committee is responsible, after consultation with our Chairman of the Board of Directors and Chief Executive Officer and consideration of appropriate member qualifications, to recommend to our Board of Directors for approval all committee assignments, including designations of the chairs. Each committee is also authorized to retain its own outside counsel and other advisors as it desires.

A brief summary of the committees' responsibilities follows:

Nominating Committee

The functions of the Nominating Committee are to assist the Board of Directors in identifying, interviewing and recommending to the Board of Directors qualified candidates to fill positions on the board. The Nominating Committee met one (1) time during the last fiscal year.

The Company does not have a policy regarding the consideration of diversity, however defined, in identifying nominees for director. Instead, in evaluating candidates to serve on the Company's Board of Directors, consideration is given to the level of experience, financial literacy and business acumen of the candidate. In addition, qualified candidates for director are those who, in the judgment of the Nominating Committee, have significant decision-making responsibility, with business, legal or academic experience. The Nominating Committee will consider recommendations for board candidates that are received from various sources, including directors and officers of the Company, other business associates and stockholders, and all candidates will be considered on an equal basis, regardless of source.

The Nominating Committee is presently composed of three non-employee, independent directors: Thomas C. Williams (Chairman), Dr. Arthur B. Laffer, and Peter J Tanous. Dr. Laffer was appointed to serve as a member of the Nominating Committee on May 22, 2015 and Mr. Tanous was appointed on September 15, 2015.

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Audit Committee

The Audit Committee is primarily concerned with the effectiveness of the Company's accounting policies and practices, its financial reporting and its internal accounting controls. In addition, the Audit Committee reviews and approves the scope of the annual audit of the Company's books, reviews the findings and recommendations of the independent registered public accounting firm at the completion of their audit, and approves annual audit fees and the selection of an auditing firm. The Audit Committee met four (4) times during fiscal 2016.

The Audit Committee is presently composed of three non-employee, independent directors: Dr. Arthur B. Laffer, Peter J. Tanous and William M. Isaac. From April 2015 until April 6, 2017, George Bajalia also served as a member and was the Chairman of the Audit Committee from April of 2015 to July of 2016. Mr. Tanous was appointed by the Board of Directors as the Chairman of the Audit Committee in July of 2017. Dr. Laffer was appointed to serve on the Audit Committee on May 22, 2015 and Mr. Tanous and Mr. Isaac were appointed to serve on the Audit Committee on September 15, 2015. The Board of Directors has determined that Dr. Laffer, Mr. Tanous and Mr. Isaac are all considered an "audit committee financial expert" as defined by rules of the SEC. The Board of Directors has determined that each audit committee financial expert meets the additional independence criteria required under the listing standards of the NYSE MKT and Rule 10A-3 of the Exchange Act.

REPORT OF THE AUDIT COMMITTEE (1)

The role of the Audit Committee is to assist the Board of Directors in its oversight of the Company's financial reporting process. As set forth in the Charter, management of the Company is responsible for the preparation, presentation and integrity of the Company's financial statements, accounting and financial reporting principles and internal controls and procedures designed to assure compliance with accounting standards and applicable laws and regulations. The independent auditors are responsible for auditing the Company's financial statements and expressing an opinion as to their conformity with generally accepted accounting principles.

In the performance of this oversight function, the Audit Committee has reviewed and discussed the audited financial statements for the fiscal year ended September 30, 2016 with management, and has discussed with the independent auditors the matters required to be discussed by Statement of Auditing Standards No. 61, Communication with Audit Committee, as currently in effect. The Audit Committee has received the written disclosures and the letter from the independent auditors required by Independence Standards Board Standard No. 1, Independence Discussions with Audit Committees, as currently in effect, and has discussed with the independent auditors the independent auditors' independence; and based on the review and discussions referred above, the Audit Committee recommended to the Board of Directors that the audited financial statements be included in the Company's Annual Report on Form 10-K for the fiscal year ended September 30, 2016 for filing with the SEC.

The members of the Audit Committee are not professionally engaged in the practice of auditing or accounting, are not experts in the fields of accounting or auditing, including in respect of auditor independence. Members of the Committee rely without independent verification on the information provided to them and on the representations made by management and the independent accountants. Accordingly, the Audit Committee's oversight does not provide an independent basis to determine that management has maintained appropriate accounting and financial reporting principles or appropriate internal control and procedures designed to assure compliance with accounting standards and applicable laws and regulations. Furthermore, the Audit Committee's consideration and discussions referred to above do not assure that the audit of the Company's financial statements has been carried out in accordance with generally accepted accounting principles or that the Company's auditors are in fact "independent".

Based upon the reports, review and discussions described in this report, and subject to the limitations on the role and responsibilities of the Committee referred to above and in the Charter, the Committee recommended to the Board that the audited financial statements be included in the Company's Annual Report on Form 10-K for the fiscal year ended September 30, 2016, as filed with the Securities and Exchange Commission. The Audit Committee and the Board have also recommended, subject to stockholder approval, the selection of Friedman LLP as the Company's independent auditors for the fiscal year ending September 30, 2017.

THE AUDIT COMMITTEE

Dr. Arthur B. Laffer

Peter J. Tanous

William M. Issac

(1) The material in the Audit Committee report is not soliciting material, is not deemed filed with the SEC and is not incorporated by reference in any filing of the Company under the Securities Act of 1933, or the Securities Exchange Act of 1934, whether made before or after the date of this Proxy Statement and irrespective of any general incorporation language in such filing.

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Compensation Committee

The Compensation Committee has the sole responsibility for approving and evaluating the officer compensation plans, policies and programs. It may not delegate this authority. It meets as often as necessary to carry out its responsibilities. The Compensation Committee has the authority to retain compensation consultants, but has not done so. The Compensation Committee met one (1) time during fiscal 2016.

The Compensation Committee meets to consider the compensation of the Company's executive officers, including the establishment of base salaries and performance targets for the succeeding year, and the consideration of stock option awards. Management provides the Compensation Committee with such information as may be requested by the Compensation Committee, which in the past has included historical compensation information of the executive officers, tally sheets, internal pay equity statistics, and market survey data. Under the guidelines of the NYSE MKT, the Chief Executive Officer may not be present during the Compensation Committee's deliberations regarding his compensation. If requested by the committee, the Chief Executive Officer may provide recommendations regarding the compensation of the other officers.

The Compensation Committee also has the responsibility to make recommendations to the Board of Directors regarding the compensation of directors.

The Compensation Committee is presently composed of two non-employee, independent directors: Dr. Arthur B. Laffer (Chairman) and Thomas C. Williams. Dr. Laffer was appointed by the Board of Directors to serve on the Compensation Committee in April 2015 and was appointed as the Chairman of the Compensation Committee on May 22, 2015. Mr. Williams was appointed by the Board of Directors to serve on the Compensation Committee in July of 2009. George Bajalia also served on the Compensation Committee from May 22, 2015 until April 6, 2017.

Mergers and Acquisition Committee

The Mergers and Acquisition Committee has the responsibility for evaluating acquisitions and the necessary financing to complete the acquisitions that are determined by management to meet the minimum criteria for evaluation. The Mergers and Acquisitions Committee has the responsibility to keep the entire board informed of managements acquisitions and only after the Committee has determined an acquisition qualifies is the acquisition presented to the entire board for approval. The Mergers and Acquisition Committee has the authority to retain compensation consultants, but has not done so. The Mergers and Acquisition Committee met twice during fiscal 2016.

The Mergers and Acquisition Committee is presently composed of three non-employee, independent directors: George A. Bajalia (Chairman), Dr. Arthur B. Laffer, and William M. Isaac.

DIRECTOR COMPENSATION

Under the Company’s standard compensation arrangements that were in effect during fiscal 2015, each non-employee director received a monthly retainer of $2,000. This was discontinued as of April 18, 2015 and the members of the Board of Directors have only received stock options for their services as board members except Mr. Bajalia, which received $6,250 per month from July of 2016 to March of 2017. This additional compensation was for being the Chairman of a Merger and Acquisition Committee. Employees of the Company did not receive any additional compensation for service on the Board of Directors.

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The following table sets forth information concerning the compensation paid to each of the non-employee directors during fiscal 2016:

Director Compensation

Name	Fees Earned or Paid in Cash ($)	Option Awards (1) ($)	Total ($)

George A. Bajalia	18,750	-	18,750
William M. Isaac	-	77,000	77,000
Dr. Arthur B. Laffer	-	77,000	77,000
Peter J. Tanous	-	77,000	77,000
Thomas C. Williams	-	-	-

______________

(1)

The aggregate number of outstanding option awards at the end of fiscal 2016 were as follows for each of the non-employee directors: George A. Bajalia – none, William M. Isaac – 20,000, Dr. Arthur B. Laffer – 20,000, Peter J. Tanous – 20,000 and Thomas C. Williams – none.

Option Awards

The option awards column represents the fair value of the stock options as measured on the grant date. The methods and assumptions used to determine the fair value of stock options granted are disclosed in “Note 10 - Stock Option Plans” in the notes to consolidated financial statements in the Company’s Annual Report for fiscal 2016.

Corporate Code of Ethics

We have a Code of Ethics that applies to all directors and employees, including our senior management team. The Code of Ethics is designed to deter wrongdoing, to promote the honest and ethical conduct of all employees and to promote compliance with applicable governmental laws, rules and regulations. We intend to satisfy the disclosure requirements under applicable SEC rules relating to amendments to the Code of Ethics or waivers from any provision thereof applicable to our principal executive officer, our principal financial officer and principal accounting officer by posting such information on our website pursuant to SEC rules.

Our Code of Ethics was attached as an exhibit to our Form 10-K filed with the SEC on March 29, 2013. In addition, you may obtain a printed copy of the Code of Ethics, without charge, by sending a request to: GEE Group, Inc., 184 Shuman Blvd., Suite 420, Naperville, Illinois 60563, Attn.: Secretary.

Director Independence

Our Board of Directors is responsible to make independence determinations annually with the assistance of the Nominating Committee. Such independence determinations are made by reference to the independence standard under the definition of "independent director" under the NYSE MKT Listed Company Manual. Our Board of Directors has affirmatively determined that William Isaac, Dr. Arthur B. Laffer, Peter Tanous, and Thomas C. Williams satisfy the independence standards under the NYSE MKT Listed Company Manual.

In addition to the independence standards provided in the NYSE MKT Listed Company Manual, our Board of Directors has determined that each director who serves on our Audit Committee satisfies standards established by the SEC providing that, in order to qualify as "independent" for the purposes of membership on that committee, members of audit committees may not (1) accept directly or indirectly any consulting, advisory or other compensatory fee from the Company other than their director compensation or (2) be an affiliated person of the Company or any of its subsidiaries. The Board of Directors has also determined that each member of the Compensation Committee satisfies the newly-adopted NYSE MKT standards for independence of Compensation Committee members, which became effective on July 1, 2013.

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Director Selection Process

As provided in its charter, the Nominating Committee is responsible to recommend to our Board of Directors all nominees for election to the Board of Directors, including nominees for re-election to the Board of Directors, in each case after consultation with the Chairman of the Board of Directors. The Nominating Committee considers, among other things, the level of experience, financial literacy and business acumen of the candidate. In addition, qualified candidates for director are those who, in the judgment of the Nominating Committee, have significant decision-making responsibility, with business, legal or academic experience, and other disciplines relevant to the Company's businesses, the nominee's ownership interest in the Company, and willingness and ability to devote adequate time to Board of Directors duties, all in the context of the needs of the Board of Directors at that point in time and with the objective of ensuring diversity in the background, experience, and viewpoints of Board of Directors members.

The Nominating Committee may identify potential nominees for election to our Board of Directors from a variety of sources, including recommendations from current directors and officers, recommendations from our stockholders or any other source the committee deems appropriate.

Our stockholders can nominate candidates for election as director by following the procedures set forth in our Bylaws, which are summarized below. We did not receive any director nominees from our stockholders for the Annual Meeting.

Our Bylaws provide that any stockholder entitled to vote in the election of directors generally may make nominations for the election of directors to be held at an Annual Meeting, provided that such stockholder has given actual written notice of his intent to make such nomination or nominations to the Secretary of the Company not less than ninety days nor more than one hundred twenty days prior to the anniversary date of the immediately preceding Annual Meeting. In accordance with the Company's Bylaws, submissions must include: (a) the name and address of the stockholder who intends to make the nomination and of the person or persons to be nominated; (b) a representation that the stockholder is a holder of record of stock of the Company entitled to vote at such meeting and intends to appear in person or by proxy at the meeting to nominate the person or persons specified in the notice; (c) a description of all arrangements or understandings involving any two or more of the stockholders, each such candidate and any other person or persons (naming such person or persons) pursuant to which the nomination or nominations are to be made by the stockholder or relating to the Company or its securities or to such candidate's service as a director if elected; (d) such other information regarding such candidate proposed by such stockholder as would be required to be included in a proxy statement filed pursuant to the proxy rules of the SEC had the candidate been nominated, or intended to be nominated, by the Board of Directors; and (e) the consent of each candidate to serve as a director of the Company. The submission must also include: (i) the number of shares beneficially owned by the stockholder; (ii) the name, address and contact information of the candidate being recommended; and (iii) a description of the qualifications and business experience of the candidate.

Any stockholder who wishes to nominate a potential director candidate must follow the specific requirements set forth in our Bylaws, a copy of which may be obtained by sending a request to: GEE Group, Inc., 184 Shuman Blvd, Suite 420, Naperville, Illinois 60563, Attn.: Secretary.

Family Relationships

There are no family relationships among our executive officers, directors and significant employees.

Legal Proceedings

None of our directors, [director nominees] or executive officers has, during the past ten years:

(a)

Had any bankruptcy petition filed by or against any business of which such person was a general partner or executive officer either at the time of the bankruptcy or within two years prior to that time;

(b)	Been convicted in a criminal proceeding or subject to a pending criminal proceeding;

(c)

Been subject to any order, judgment, or decree, not subsequently reversed, suspended or vacated, of any court of competent jurisdiction or any federal or state authority, permanently or temporarily enjoining, barring, suspending or otherwise limiting his involvement in any type of business, securities, futures, commodities or banking activities; and

(d)

Been found by a court of competent jurisdiction (in a civil action), the Securities and Exchange Commission or the Commodity Futures Trading Commission to have violated a federal or state securities or commodities law, and the judgment has not been reversed, suspended, or vacated.

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Stockholder Communication with the Board of Directors

Stockholders and parties interested in communicating with our Board of Directors, any Board of Directors committee, any individual director or any group of directors (such as our independent directors) should send written correspondence to: Board of Directors, GEE Group, Inc., 184 Shuman Blvd, Suite 420, Naperville, Illinois 60563, Attn.: Secretary. Please note that we will not forward communications that are spam, junk mail and mass mailings, resumes and other forms of job inquiries, surveys, business solicitations or advertisements.

Stockholder Proposals for Next Year's Annual Meeting

As more specifically provided in our Bylaws, no business may be brought before an Annual Meeting of our stockholders unless it is specified in the notice of the Annual Meeting or is otherwise brought before the Annual Meeting by or at the direction of our Board of Directors or by a stockholder entitled to vote who has delivered proper notice to us not less than ninety days or more than one hundred twenty days prior to the date of the meeting. Detailed information for submitting stockholder proposals or nominations of director candidates will be provided upon written request to: GEE Group, Inc., 184 Shuman Blvd, Suite 420, Naperville, Illinois 60563, Attn.: Secretary.

The foregoing requirements are separate from the SEC's requirements that a stockholder must meet in order to have a stockholder proposal included in our proxy statement for the 2018 Annual Meeting of stockholders. Stockholders interested in submitting a proposal for inclusion in our proxy materials for the 2018 Annual Meeting may do so by following the procedures set forth in Rule 14a-8 under the Securities Exchange Act of 1934, as amended (the "Exchange Act"). To be eligible for inclusion in such proxy materials pursuant to such rule, stockholder proposals must be received by our Secretary not later than ________, 2018.

CERTAIN RELATIONSHIPS AND RELATED PARTY TRANSACTIONS

Other than as disclosed below, except for the Norstrud Employment Agreement, the Dewan Employment Agreement and the Bajalia Employment Agreement described in "Executive Compensation" beginning on page 65 of this Proxy Statement , there have been no transactions since October 1, 2014, or any currently proposed transaction or series of similar transactions to which the Company was or is to be a party, in which the amount involved exceeds $120,000 and in which any current or former director or officer of the Company, any 5% or greater stockholder of the Company or any member of the immediate family of any such persons had or will have a direct or indirect material interest.

In April 2015, the Company entered into a stock exchange agreement with Brittany M. Dewan as Trustee of the Derek E. Dewan Irrevocable Living Trust II dated the 27th of July, 2010, Brittany M. Dewan, individually, Allison Dewan, individually, Mary Menze, individually, and Alex Stuckey, individually (collectively, the “Scribe Stockholders”), pursuant to which the Company acquired 100% of the outstanding stock of Scribe Solutions Inc., a provider of data entry assistants (medical scribes) who specialize in electronic medical records (EMR) services for emergency departments, specialty physician practices and clinics (“Scribe”), from the Scribe Stockholders for 640,000 shares of Series A Preferred Stock of the Company. In addition, the Company exchanged warrants to purchase up to 635,000 shares of the Company’s common stock, for $2.00 per share, with a term of 5 years (the “Warrants”), for Scribe warrants held by two individuals. The issuances of the Series A Preferred Stock and Warrants by the Company was effected in reliance on the exemptions from registration afforded by Section 4(a)(2) of the Securities Act of 1933, and Rule 506 of Regulation D promulgated thereunder.

The Company entered into the Merger Agreement as of March 31, 2017 and consummated the Merger on April 3, 2017. Mr. Ronald Smith, a former stockholder of SNIH and a nominee to the Company's Board of Directors received $1,879,127 and 4,424,169 shares of Series B Convertible Preferred Stock as Merger Consideration for his shares of SNIH. Mr. Smith also serves as the Stockholder Representative for the former SNIH Stockholders. Pursuant to the Merger Agreement, the Company has agreed to reimburse Mr. Smith for up to $500,000 in expenses he may incur in his role as Stockholder Representative.

Under its charter, the Audit Committee of our Board of Directors is responsible to review and approve or ratify any transaction between the Company and a related person that is required to be disclosed under the rules and regulations of the SEC. Our management is responsible for bringing any such transaction to the attention of the Audit Committee. In approving or rejecting any such transaction, the Audit Committee considers the relevant facts and circumstances, including the material terms of the transaction, risks, benefits, costs, availability of other comparable services or products and, if applicable, the impact on a director’s independence.

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SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

The following table sets forth information concerning the beneficial ownership of our voting securities as of May 25, 2017 by (i) each person who is known by us, based solely on a review of public filings, to be the beneficial owner of more than 5% of any class of our outstanding voting securities, (ii) each director nominee, (iii) each executive officer named in the Summary Compensation Table and (iv) all executive officers and directors as a group.

Under applicable SEC rules, a person is deemed to be the "beneficial owner" of a voting security if such person has (or shares) either investment power or voting power over such security or has (or shares) the right to acquire such security within 60 days by any of a number of means, including upon the exercise of options or warrants or the conversion of convertible securities. A beneficial owner's percentage ownership is determined by assuming that options, warrants and convertible securities that are held by the beneficial owner, but not those held by any other person, and which are exercisable or convertible within 60 days, have been exercised or converted.

Unless otherwise indicated, we believe that all persons named in the table below have sole voting and investment power with respect to all voting securities shown as being owned by them. Unless otherwise indicated, the address of each beneficial owner in the table below is care of GEE Group, Inc., 184 Shuman Blvd, Suite 420, Naperville, Illinois 60563.

Name and Address of Beneficial Owner, Directors, Director Nominees and Executive Officers	Amount and Nature of Beneficial Ownership		Percent of Class (1)

Derek Dewan	443,266	(2)	3.03%
Andrew J. Norstrud	131,000	(3)	*
Dr. Arthur Laffer	93,571	(4)	*
Thomas Williams	55,000	(5)	*
Peter Tanous	14,000	(6)	*
William Isaac	42,500	(7)	*
George A. Bajalia	48,571	(8)	*
Alex Stuckey	1,766,300	(9)	12.09%
Ronald Smith	4,434,169	(11)	30.34%
Current directors, director nominee and executive officers as a group (9 individuals)	7,028,377		48.09%
5% or Greater Holders
Brittany M. Dewan as Trustee of the Derek E. Dewan Irrevocable Living Trust II dated the 27th of July, 2010	655,042	(10)	4.48%

______________

*	Represents less than 1%.

(1)	Based on 9,878,892 shares issued and outstanding as of May 25, 2017.

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(2)

Represents 404,630 shares of common stock that Mr. Dewan owns independently. The remaining 38,636 shares can be acquired by Mr. Dewan upon the exercise of 38,636 common stock purchase warrants of the Company, at an exercise price of $2.00 per share. Mr. Dewan beneficially owns 443,266 shares and has sole voting and dispositive power over the shares.

(3)

Represents (i) 5,000 shares of Common Stock, and (ii) 150,000 shares of Common Stock issuable upon the exercise of stock options approximately 130,000 are currently exercisable and included in the ownership table.

(4)

Represents (i) 78,571 shares of Common Stock, and (ii) 55,000 shares of Common Stock issuable upon the exercise of stock options approximately 15,000 are currently exercisable and included in the ownership table.

(5)

Represents (i) 15,000 shares of common stock, (ii) 40,000 shares issuable upon the exercise of stock options of which approximately 40,000 are currently exercisable and included in the ownership table.

(6)

Represents (i) 4,000 shares of Common Stock, and (ii) 50,000 shares issuable upon the exercise of stock options of which approximately 10,000 are currently exercisable and included in the ownership table.

(7)

Represents (i) 30,000 shares of Common Stock and (ii) 42,500 shares issuable upon the exercise of stock options of which approximately 12,500 are currently exercisable and included in the ownership table.

(8)

Represents (i) 28,571 shares of Common Stock owned through Landmark Financial Corp, and (ii) 40,000 shares issuable upon the exercise of stock options of which approximately 20,000 are currently exercisable and included in the ownership table. Mr. Bajalia beneficially owns 28,571 shares of Common Stock and has sole voting and dispositive power over these shares.

(9)

Represents 400,000 shares of common stock that Mr. Stuckey acquired independently. Mr. Stuckey owns 1,327,664 shares of common stock from the conversion of shares of the Company’s Series A Convertible Preferred Stock. The remaining 38,636 Shares can be acquired by Mr. Stuckey upon the exercise of 38,636 common stock purchase warrants of the Company, at an exercise price of $2.00 per share. Mr. Stuckey beneficially owns 1,766,300 shares of common stock and has sole voting and dispositive power over the shares.

(10)

Ms. Brittany M. Dewan is the trustee of the Derek E. Dewan Irrevocable Living Trust II Dated the 27th of July, 2010. Ms. Dewan has the sole voting power and sole dispositive power over the 655,042 shares of Common Stock.

(11)

Represents 4,434,169 shares of Series B Convertible Preferred Stock, which can be converted into 4,434,169 shares of the Company common stock, following the approval of the Preferred Conversion Proposal by the stockholders of the Company.

SECTION 16(a) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

Section 16(a) of the Exchange Act requires the Company's directors and officers, and persons who own more than 10% of a registered class of its equity securities, to file reports of ownership and changes in ownership (typically, Forms 3, 4 and/or 5) of such equity securities with the SEC. Such entities are also required by SEC regulations to furnish the Company with copies of all such Section 16(a) reports.

Based solely on a review of Forms 3 and 4 and amendments thereto furnished to the Company and written representations that no Form 5 or amendments thereto were required, the Company believes that during the fiscal years ended September 30, 2016 and 2015, its directors and officers, and greater than 10% beneficial owners, have complied with all Section 16(a) filing.

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EXECUTIVE COMPENSATION

Summary Compensation Information

The following table summarizes all compensation awarded to, earned by or paid to all individuals serving as the Company’s principal executive officer, its two most highly compensated executive officers other than the principal executive officer, and up to two additional individuals who were serving as executive officers at the end of the last completed fiscal year, for each of the last two completed fiscal years. These individuals are referred to throughout this proxy statement as the “named executive officers.”

Summary Compensation Table

Name and Principal Position	Fiscal Year	Salary ($)	Bonus ($)	Stock Awards ($)	Option Awards ($)	Non Equity Incentive Plan Compensation ($)	Nonqualified Deferred Compensation Earnings ($)		All Other Compensation ($)	Total ($)

Derek Dewan (1)	2016	130,000	-	-	-	-	-		-	130,000
Chief Executive Officer	2015	50,000	-	-	-	-	-		-	50,000

Alex Stuckey (2)	2016	174,000	-	-	-	-	-		-	174,000
Chief Operating Officer and President	2015	84,000	-	-	-	-	-		-	84,000

Andrew Norstrud	2016	246,000	-	-	-	-	-	(3)	-	246,000
Chief Financial Officer and Treasurer	2015	250,000	-	-	-	-	192,000	(3)	-	442,000

___________

(1)	Mr. Dewan was appointed as Chairman of the Board of Directors and the Chief Executive Officer of the Company on April 1, 2015.

(2)

Mr. Stuckey became the President and Chief Operating Officer on April 1, 2015. Mr. Stuckey resigned as President and Chief Operating Officer and was appointed Chief Administrative Officer effective April 6, 2017.

(3)

Mr. Norstrud has served as Chief Financial Officer of the Company since March, 2013. Mr. Norstrud served as Chief Executive Officer of the Company from March 7, 2014 until April 1, 2015. Mr. Norstrud was granted options to purchase 30,000 shares of common stock during the fiscal year 2015 and was granted options to purchase 0 shares of common stock during fiscal year 2016.

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Employment and Change in Control Agreements

Andrew Norstrud: On August 13, 2013, the Company entered an employment agreement with Andrew J. Norstrud (the “Norstrud Employment Agreement”). The Norstrud Employment Agreement provided for a three-year term ending on March 29, 2016, unless employment is earlier terminated in accordance with the provisions thereof. Mr. Norstrud received a starting base salary at the rate of $200,000 per year which was adjusted by the Compensation Committee to $250,000 per year. Mr. Norstrud received options to purchase 20,000 shares of the Company’s common stock in connection with his execution of the Norstrud Employment Agreement, and is also entitled to receive an annual bonus based on criteria to be agreed to by Mr. Norstrud and the Compensation Committee. Mr. Norstrud was granted an additional option to purchase 100,000 and 20,000 shares of the Company’s common stock in connection with his employment with the Company. The Norstrud Employment Agreement contains standard termination, change of control, non-compete and confidentiality provisions. On July 24, 2015, the Company entered into an amendment to the Norstrud Employment Agreement pursuant to which Mr. Norstrud’s term of employment was extended to March 29, 2017. Additionally, the term will automatically extend for successive one year periods unless written notice is given by either party no later than 90 days prior to the expiration of the initial term.

Derek Dewan: On August 12, 2016, the Company entered an employment agreement with Derek Dewan (the “Dewan Employment Agreement”). The Dewan Employment Agreement provides for a five-year term ending on August 15, 2021, unless employment is earlier terminated in accordance with the provisions thereof and after the initial term has a standard 1 year automatic extension clause if there is no notice by the Company of termination. Mr. Dewan received a starting base salary at the rate of $300,000 per year which can be adjusted by the Compensation Committee. Mr. Dewan is entitled to receive an annual bonus based on criteria to be agreed to by Mr. Dewan and the Compensation Committee. The Dewan Employment Agreement contains standard termination, change of control, non-compete and confidentiality provisions.

George Bajalia: The Company and Mr. Bajalia have not yet entered into a written employment agreement with respect to Mr. Bajalia’s service as President of the Company. However, in connection with his appointment as President of the Company, the Company and Mr. Bajalia have agreed orally that the initial term of Mr. Bajalia’s appointment shall be five years and that Mr. Bajalia shall receive a base salary of $270,000 per year, subject to increase, but not decrease, at the discretion of the Board. In addition, the Company and Mr. Bajalia have orally agreed that (i) Mr. Bajalia shall be eligible to receive an annual bonus of up to 100% of his base salary based on his meeting certain performance based targets and (ii) Mr. Bajalia shall also receive a total of 500,000 shares of restricted stock under the Company’s 2013 Stock Incentive Plan upon the approval of the 2013 Plan Amendment Proposal by the Company's stockholders. These shares shall cliff vest 20% per year of service. Mr. Bajalia shall also be eligible to participate in the Company’s employee benefit plans as in effect from time to time on the same basis as generally made available to other senior executives of the Company and have other benefits provided to executives of the Company. The foregoing oral agreement shall be referred to in this Proxy Statement as the "Bajalia Employment Agreement".

Option Awards

The option awards column represents the fair value of the stock options as measured on the grant date. The methods and assumptions used to determine the fair value of stock options granted are disclosed in “Note 10 - Stock Option Plans” in the notes to consolidated financial statements contained in the Company’s Annual Report, a copy of which is annexed to this Proxy Statement as Annex F.

All stock options awarded to the named executive officers during fiscal 2016 and 2015 were at option prices that were equal to the market price on the date of grant, had vesting dates three years or less after the date of grant, and had expiration dates ten years after the date of grant.

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Outstanding Equity Awards at Fiscal Year-End

Outstanding Equity Awards at Fiscal Year- End Table

The following table summarizes equity awards granted to Named Executive Officers and directors that were outstanding as of September 30, 2016:

	Option Awards					Stock Awards
Name	Number of Securities Underlying Unexercised Options: # Exercisable	Number of Securities Underlying Unexercised Options: # Unexercisable	Equity Incentive Plan Awards: Number of Securities Underlying Unearned and Unexercisable Options:	Option Exercise Price $	Option Expiration Date	# of Shares or Units of Stock That Have Not Vested #	Market Value of Shares or Units of Stock That Have Not Vested $	Equity Incentive Plan Awards: Number of Unearned Shares, Units or Other Rights That Have Not Vested #	Equity Incentive Plan Awards: Market of Payout Value of Unearned Shares, Units or Other Rights That Have Not Vested $

Derek Dewan, Chief Executive Officer	-	-	-	-	-	-	-	-	-

Alex Stuckey, President and Chief Operating Officer	-	-	-	-	-	-	-	-	-

Andrew Norstrud,	20,000	20,000	-	2.50	1/27/2024	-	-	-	-
Chief Financial Officer	100,000	-	-	3.50	3/04/2024	-	-	-	-
and Treasurer	10,000	-	-	7.00	7/24/2025	-	-	-	-

Retirement Benefits

The Company does not maintain a tax-qualified defined benefit retirement plan for any of its executive officers or employees. The Company has a 401(k) retirement plan in which all full-time employees may participate after one year of service.

AUDIT-RELATED MATTERS

General

In fulfilling its oversight role, our Audit Committee met and held discussions, both together and separately, with the Company's management and Friedman. Management advised the Audit Committee that the Company's consolidated financial statements were prepared in accordance with generally accepted accounting principles, and the Audit Committee reviewed and discussed the consolidated financial statements and key accounting and reporting issues with management and Friedman, both together and separately, in advance of the public release of operating results and filing of annual or quarterly reports with the SEC. The Audit Committee discussed with Friedman matters deemed significant by Friedman, including those matters required to be discussed pursuant to Statement of Auditing Standards No. 61, Communication with Audit Committees, as amended, and reviewed a letter from Friedman disclosing such matters.

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Friedman also provided the Audit Committee with the written disclosures and the letter required by applicable requirements of the Public Company Accounting Oversight Board of Directors regarding the outside auditors' communications with the Audit Committee concerning independence, and we discussed with Friedman matters relating to their independence.

Based on our review with management and Friedman of the Company's audited consolidated financial statements and Friedman's report on such financial statements, and based on the discussions and written disclosures described above and our business judgment, the Audit Committee recommended to the Board of Directors, and the Board of Directors approved, that the audited consolidated financial statements be included in the Company's Annual Report on Form 10-K for the fiscal year ended September 30, 2016. Friedman LLP has served as the Company's independent registered public accounting firm since November 29, 2012. A representative of Friedman, LLP is expected to be present at the Annual Meeting to respond to appropriate questions and to make a statement if desired.

The following table presents fees billed by Friedman, LLP for the following professional services rendered for the Company for the fiscal years ended September 30, 2016 and 2015:

	Fiscal Year Ended September 30, 2016	Fiscal Year Ended September 30, 2015

Audit fees	$163,000	$160,000
Audit-related fees	143,000	18,500
Tax fees	-	-
All other fees	-	-

"Audit fees" relate to services for the audit of the Company's consolidated financial statements for the fiscal year and for reviews of the interim consolidated financial statements included in the Company's quarterly reports filed with the SEC.

"Audit-related fees” relate to services that are reasonably related to the audit of the Company’s consolidated financial statements and are not included in “audit fees.” These services include audits of the Company’s 401(k) retirement plan and audits related to acquisitions and S-8 filings.

The Audit Committee’s policy is to pre-approve all audit and non-audit services provided by the independent registered public accounting firm, and to not engage them to perform the specific non-audit services proscribed by law or regulation. At the beginning of each fiscal year, the Audit Committee meets with the independent registered public accounting firm and approves the fees and services to be performed for the ensuing year. On a quarterly basis, the Audit Committee reviews the fees billed for all services provided for the year to date, and it pre-approves additional services if necessary. The Audit Committee’s pre-approval policies allow management to engage the independent registered public accounting firm for consultations on tax or accounting matters up to an aggregate of $10,000 annually. All fees listed in the table above were approved in accordance with the Audit Committee’s policies.

Policy Regarding Pre-Approval of Services Provided by the Outside Auditors

The Audit Committee's charter requires review and pre-approval by the Audit Committee of all audit services provided by our outside auditors and, subject to the de minimis exception under applicable SEC rules, all permissible non-audit services provided by our outside auditors. The Audit Committee reviews the fees billed for all services provided on a quarterly basis, and it pre-approves additional services if necessary. As required by Section 10A of the Exchange Act, the Audit Committee pre-approved all audit and non-audit services provided by our outside auditors during fiscal 2015 and 2016, and the fees paid for such services.

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PROPOSAL 4: THE AUDITOR RATIFICATION PROPOSAL

The Audit Committee of our Board of Directors has appointed Friedman LLP ("Friedman") to serve as our independent registered public accounting firm for the year ending September 30, 2017. Friedman has served in this capacity since November 29, 2012.

We are asking our stockholders to ratify the appointment of Friedman as our independent registered public accounting firm. Although ratification is not required by our Bylaws or otherwise, our Board of Directors is submitting the appointment of Friedman to our stockholders for ratification as a matter of good corporate governance. If our stockholders fail to ratify the appointment of Friedman, the Audit Committee will consider whether it is appropriate and advisable to appoint another independent registered public accounting firm. Even if our stockholders ratify the appointment of Friedman, the Audit Committee in its discretion may appoint a different registered public accounting firm at any time if it determines that such a change would be in the best interests of the Company and our stockholders.

Representatives of Friedman are expected to be present at the Annual Meeting and will have an opportunity to make a statement and to respond to appropriate questions.

Required Vote

The affirmative vote of shares of our Common Stock representing a majority of votes cast thereon at the Annual Meeting or any adjournment or postponement thereof is required to approve the Auditor Ratification Proposal.

Recommendation

Our Board of Directors unanimously recommends a vote "FOR" the ratification of the appointment of Friedman LLP as our independent registered public accounting firm for the fiscal year ending September 30, 2017.

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PROPOSAL 5: THE 2013 PLAN AMENDMENT PROPOSAL

2013 Plan Amendment

The Board has approved, and has recommended that the stockholders approve an amendment to our 2013 Incentive Stock Plan to increase the number of shares of common stock available for awards under the 2013 Plan (“Awards”) from 1,000,000 shares to 4,000,000 shares with the maximum number of shares of common stock reserved and available for distribution pursuant to the grant of Options (as hereinafter defined) under the 2013 Plan set at 2,000,000 shares of common stock and the maximum number of shares of common stock reserved and available for distribution pursuant to the grant of Restricted Stock (as hereinafter defined) under the 2013 Plan set at 2,000,000 shares of common stock. A copy of the Amendment to the 2013 Plan is annexed to this Proxy Statement as Annex E and is incorporated herein by reference. Because our common stock is listed on the NYSE MKT, we are subject to the rules set forth in the NYSE MKT Company Guide. Section 711 of the NYSE MKT Company Guide requires (subject to certain exceptions) stockholder approval to be obtained if a listed company establishes or materially amends a stock option or purchase plan or other equity compensation arrangement pursuant to which options or stock may be acquired by officers, directors, employees, or consultants, regardless of whether or not such authorization is required by law or by the company's charter.

Background and Reasons for the 2013 Plan Amendment Proposal

The 2013 Plan was initially adopted by our Board on July 23, 2013, and our stockholders approved it on September 9 2013. A copy of the 2013 Plan was filed as Exhibit A to the Company's Schedule 14A Definitive Proxy Statement filed with the SEC on August 22, 2013. Currently, 1,000,000 shares of common stock are authorized to be issued pursuant to Awards granted under the 2013 Plan. As of May 23, 2017, approximately 251,995 shares of common stock remained available for grant under the 2013 Plan. The Board believes that the availability of additional shares of common stock for Awards granted under the 2013 Plan is needed to enable the Company to meet its anticipated equity compensation needs to attract, motivate and retain qualified employees, officers and directors. The proposed share increase is expected to last approximately two years. This estimate is based on a forecast that takes into account our anticipated rate of growth in hiring, an estimated range of our stock price over time, and our historical forfeiture rates.

Summary of 2013 Plan

Introduction

This Summary of the 2013 Plan (the “Summary”) is intended to briefly describe some of the most important provisions of the 2013 Plan and to generally outline the tax consequences which may be associated with the Awards consisting of Options (defined herein) and Restricted Stock (defined herein) under the 2013 Plan.

This Summary does not contain all of the details and specific terms of the 2013 Plan document, nor does it contain the details and terms of each Award Agreement for Options or Restricted Stock (an “Award Agreement”) under the 2013 Plan to specific persons. This Summary was written to cover only normal circumstances and conditions relating to the 2013 Plan and the Awards granted pursuant to the 2013 Plan. If there is any conflict between what is described in this Summary and the language in the 2013 Plan document or any Award Agreement, the 2013 Plan document and Award Agreement will control.

General 2013 Plan Information

Purpose

The purpose of the 2013 Plan is to provide additional incentives to select persons who can make, are making, and continue to make substantial contributions to the growth and success of the Company, to attract, motivate and retain the employment and services of such persons, and to encourage and reward such contributions, by providing these individuals with an opportunity to acquire or increase stock ownership in the Company through either the grant of (1) Options or (2) Restricted Stock (Options and/or Restricted Stock may be collectively referred to herein as an “Award”). Such persons receiving an Award under the 2013 Plan are hereinafter referred to as “Participants.”

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Administration

The 2013 Plan is administered by the Compensation Committee or such other committee as is appointed by the Board pursuant to the 2013 Plan (“Committee”). The Committee has full authority to administer and interpret the provisions of the 2013 Plan including, but not limited to, the authority to make all determinations with regard to the terms and conditions of an Award made under the 2013 Plan, as described below. All decisions by the Committee regarding the 2013 Plan are final and conclusive.

The 2013 Plan permits the Committee to grant one or more of the following Awards:

Options

Under the 2013 Plan, the Committee may grant options (the “Options”) to purchase shares of Company common stock (the “Shares”). Options granted under the 2013 Plan shall be classified for income tax purposes as either (a) “Incentive Stock Options” within the meaning of Section 422(b) of the Internal Revenue Code of 1986 as amended (the “Code”) or (b) “Nonqualified Stock Options.” Nonqualified Stock Options are options that do not satisfy the requirements of Incentive Stock Options as defined by Section 422(b) of the Code (due to a “disqualified disposition” or pursuant to the terms of the Award Agreement). Generally, the income tax treatment of Incentive Stock Options differs from the income tax treatment of Nonqualified Stock Options. The intended nature of Options (that is, incentive or nonqualified) will be specified in each Award Agreement.

Restricted Stock

Under the 2013 Plan, the Committee may grant stock to a Participant subject to the satisfaction of vesting conditions, restrictions on transfer, repurchase rights or other limitations imposed by the 2013 Plan and/or contained in the Participant’s Award Agreement (“Restricted Stock”). If the Participant does not satisfy one or more of these conditions or restrictions, he must return the stock. Prior to satisfying the vesting conditions, the Participant does not own the Restricted Stock and does not enjoy the rights of a stockholder.

Securities Offered

The maximum number of Shares that may be granted under the 2013 Plan is currently 1,000,000. This number is subject to adjustment to reflect changes in the capital structure or organization of the Company. If that Plan Amendment Proposal is approved the maximum number of shares that may be granted under the 2013 Plan would be increased to 4,000,000 shares with the maximum number of shares of common stock reserved and available for distribution pursuant to the grant of Options under the 2013 Plan set at 2,000,000 shares of common stock and the maximum number of shares of common stock reserved and available for distribution pursuant to the grant of Restricted Stock under the 2013 Plan set at 2,000,000 shares of common stock.

The specific terms of each Award to a Participant under the 2013 Plan are set forth in an Award Agreement between the Participant and the Company.

Eligibility to Participate

Every employee, officer, director, consultant or other service provider of the Company (or any Affiliate of the Company) is eligible to participate in the 2013 Plan. The Committee shall select, among such individuals, those persons to whom an Award is to be granted, considering such factors as it deems relevant.

The Committee, in its discretion, may make an Award to a Participant, even though options, restricted stock or other benefits were previously granted to such Participant by the Company or under another plan of the Company. The 2013 Plan does not confer any right to an individual to continue in the employ of the Company or to continue to provide services to the Company.

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Discretion of the Committee

The Committee, in its discretion, determines (i) the individuals to whom Award are to be granted, (ii) the time or times at which Awards are to be granted, (iii) the price at which Awards may be exercised, (iv) the exercise period of Awards, (v) the time or times when Awards will become vested and exercisable, and (vi) all other terms and conditions of Awards.

A grant of an Award is effective only after the Participant signs the Award Agreement provided by the Committee and returns it to the Company. The Award Agreement will describe all of the terms of the Award, as determined by the Committee.

Code Section 409A

In order to avoid complex requirements and restrictions (and a potential 20% tax on Option holders) that are imposed by Code Section 409A, all Options (designated as “Nonqualified Stock Options”) issued under the 2013 Plan will have an exercise price at or above the current, fair market value of the underlying Shares at the time the Option is granted.

Exercise and Vesting

Awards shall become exercisable and/or vested in accordance with a schedule determined by the Committee and set forth in each Award Agreement. An Award Agreement shall state, with respect to all or designated portions of the Shares subject thereto, the time at which, the conditions upon which, or the installments in which the Award shall become vested. The Committee may establish requirements for exercisability or vesting based on (i) periods of employment or rendering of services, (ii) the satisfaction of performance criteria with respect to the Company or the Participant (or both), or (iii) both periods of employment or rendering of services and satisfaction of performance criteria.

The Committee may substitute an effective date identified in the particular Award Agreement in place of the Award Date for use with the foregoing vesting schedule or with any other vesting schedule set forth in such Award Agreement.

In the case of any Award which, at the Award Date, is granted with provisions for vesting at a later date or in installments, whether by determination of the Committee or by operation of the preceding paragraph, two-thirds of the Committee may thereafter, at any time and in its sole discretion, waive or modify such vesting requirements with respect to such Award, in whole or in part, and accelerate the vesting condition of all or a portion of the Award.

The specific terms of each grant of an Award to a Participant under the 2013 Plan are set forth in the Award Agreement between the Participant and the Company.

Amendment and Termination

The Board may amend or terminate the 2013 Plan, at any time, without obtaining approval from the Company’s stockholders (unless required by law or other agreement). Termination of the 2013 Plan, other than upon dissolution of the Company, will not affect the rights of any Participant, except to the extent provided in the Award Agreement with such Participant or as otherwise set forth in the 2013 Plan.

Securities Law Restrictions

The Company may impose restrictions on Shares received by a Participant under the 2013 Plan as the Company deems advisable to comply with applicable securities laws and regulations including, the Securities Act of 1933 (as amended from time to time), the requirements of any stock exchange upon which the Company’s common stock is listed, and any state securities laws applicable to the Company’s common stock.

The Company registered the initial 1,000,000 Shares issued and issuable pursuant to Awards granted under the 2013 Plan pursuant to a Registration Statement on Form S-8 (Registration No. 333-207197) which became effective on September 29, 2015. In the event that the 2013 Plan Amendment Proposal is approved, the Company intends to register the additional 3,000,000 shares that will be available for issuance pursuant to the Awards under the 2013 Plan. If a registration statement is not in effect with respect to Shares issuable under the 2013 Plan, the Company may require a Participant to represent, in writing, that the Shares received by the Participant are being acquired for investment and not with a view to distribution and to agree that such Shares will not be disposed of by the Participant except pursuant to an effective registration statement.

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Tax Consequences

This Summary briefly summarizes the basic federal rules (but not any state or local rules), as in effect as of the date of this Summary, relating to the tax consequences which may be associated with an awards under the 2013 Plan. Such tax law rules, as set forth in the Code, as amended, are complex and contain conditions and exceptions that are not included in this Summary.

Each Participant should consider consulting with his or her personal, professional tax advisor concerning the particular tax consequences that result in connection with the Participant’s receipt of an Award. Further, it is advisable for a Participant to obtain such consultation each time an Award is received, when the Award become vested, and at the time Shares are disposed. A Participant is liable and responsible, and the Company is not liable or responsible, in any way, for any and all tax consequences to the Participant relating to or resulting from an Award of Shares.

Options

Tax Consequences on Grant of Options

There should be no income tax consequences to a Participant at the time the Option is granted regardless of whether the option is an Incentive Stock Option or a Nonqualified Stock Option.

Tax Consequences on Exercise

Nonqualified Stock Options. The difference between the value of the stock at the time of exercise and the value of the stock at the time of grant less any amount, if any, paid for the stock (the “bargain element”) is taxable to the Participant as additional compensation (not capital gain) in the year of exercise. The Participant must pay income tax (as well as social security and Medicare taxes) on the “bargain element” as compensation income, even though the Participant did not receive any cash at that time and may not have sold the stock.

Incentive Stock Options. A Participant who exercises an Incentive Stock Option does not have to recognize any income for federal tax purposes when he exercises an Incentive Stock Option, provided he does not dispose of the underlying shares until the later of 2 years from the date of grant or 1 year from the date of exercise. If the Participant violates this rule, there is a “disqualifying disposition,” and the Participant has to recognize income equal to the amount by which the sales price of the Shares exceeds the exercise price. However, even absent a disqualifying disposition, for alternative minimum tax (“AMT”) purposes, the Participant has to recognize the bargain element as income at the time the Option is exercised and, as a result, may be subject to AMT and an immediate tax liability.

Tax Consequences of Sale of Acquired Shares

Nonqualified Stock Options. If a Participant exercises an Option, the Participant will have capital gain or loss (which may be long-term or short-term) when he ultimately sells the shares, based on the difference between the amount received in the sale and the Participant’s basis. For this purpose, “basis” is the amount paid for the Shares, increased by the amount that was treated as compensation income when the Participant exercised the Option (i.e., the exercise price plus the bargain element at the time of exercise).

Incentive Stock Options. Assuming that there is no “disqualifying disposition,” the Participant will have held the shares for more than 1 year and therefore will be entitled to long--term capital gains treatment (or, potentially will realize a long-term capital loss) based upon the variance between the amount for which the stock is sold and the amount that was paid to exercise the underlying option.

Shares acquired by exercising an Option may be subject to repurchase rights in favor of the Company under certain circumstances and also may be subject to various restrictions on selling or transferring the Shares to anyone else.

As noted, each Participant should carefully consider the potential tax consequences that will result from any Option exercise. It must be emphasized that the application of the tax laws, particularly the application of the AMT to Incentive Stock Options can be extremely complicated.

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Restricted Stock

Tax Consequences Grant of Vested Shares

If a Participant receives an Award of vested Shares, the Participant must report compensation income for the year in which the Participant receives the Award. The amount of income is the fair market value of the Shares at the time of receipt.

When a Participant who has received an Award of vested Shares sells such Shares, the Participant is treated as if the Participant bought the Shares on the Award date, for an amount equal to the amount of compensation income the Participant reported relating to receipt of the Award. This amount is the Participant’s “basis” in the Shares.

If the Participant sells such Shares after holding the Shares for 1 year or less, the Participant will have short-term capital gain or loss on the sale, measured by the Participant’s basis in the Shares. If the Participant sells such Shares after holding the Shares for more than 1 year, the Participant will have long-term capital gain or loss, measured by the Participant’s basis in the Shares.

Tax Consequences - Grant of Non-Vested Shares

If a Participant receives an Award of non-vested Shares, the Participant has a choice of two different tax regimes - the general rule and the Section 83(b) election rule.

The General Rule. Under the general rule, a Participant does not report any income relating to the grant of non-vested Shares. The Participant will report compensation income for the year in which the Shares vest (i.e. forfeiture and/or transfer restrictions lapse). The amount of income will be the fair market value of the Shares on the date the Shares become vested. Thus, if the value of the Shares increases from the Award date to the date the Shares become vested, the Participant will report such increased value as compensation income when the Shares vest. Further, under the general rule, a sale of such Shares after the Shares become vested will result in capital gain or loss. The Participant’s gain or loss will be long-term if the Participant held the Shares for more than 1 year after the vesting date. Otherwise, the gain or loss will be short-term. The Participant’s basis will be the amount of compensation income the Participant reported at the time the Shares became vested. Finally, considering the general rule, if the Participant does not become vested and forfeits the grant of Shares, the Participant does not report any compensation income or capital gain or loss, relating to the Participant’s Award of Shares.

Section 83(b) Election Rule. By filing a Section 83(b) election, a Participant may change the tax consequences that otherwise apply under the general rule discussed above. A Participant makes a Section 83(b) election by filing a notice with the Internal Revenue Service (“IRS”) within 30 days of the receipt of non-vested Shares pursuant to an Award under the 2013 Plan. Upon a valid Section 83(b) election, a Participant is treated as if the Shares under the Award were vested when received, with the following tax consequences:

(i)	The Participant reports compensation income at the time of receipt of the Shares, equal to the fair market value of the Shares at that time.

(ii)	The Participant does not report any income, gain, or loss, at the time the Shares become vested.

(iii)	On a sale of the Shares, the Participant’s gain or loss will be capital gain (if the applicable holding period has been satisfied). The Participant’s holding period is measured from the Award date (not the vested date) to determine long-term or short-term capital gain or loss. The Participant’s basis is the amount of compensation income the Participant reported relating to the receipt of the Award.

(iv)	If the Participant does not become vested and forfeits the Award of Shares, the Participant will not be entitled to any deduction relative to the compensation income the Participant reported at the time of making the Section 83(b) election.

Required Vote

The affirmative vote of shares of our common stock representing a majority of votes cast thereon at the Annual Meeting or any adjournment or postponement thereof is required to approve the 2013 Plan Amendment Proposal.

Recommendation of the Board of Directors

Our Board unanimously recommends a vote “FOR” approval of the 2013 Plan Amendment Proposal.

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PROPOSAL 6: THE ADJOURNMENT PROPOSAL

The Adjournment Proposal would allow our Board of Directors to adjourn the Annual Meeting to a later date or dates, if necessary, to permit further solicitation of proxies in the event there are not sufficient votes at the time of the Annual Meeting to approve the Preferred Conversion Proposal and/or the Note Conversion Proposal. Pursuant to the terms of the Merger Agreement, we are obligated to call a meeting of our stockholders for the purpose of seeking the approval of our stockholders of the Preferred Conversion Proposal and the Note Conversion Proposal. In the event that we do not obtain the approval of our stockholders at this meeting of the Preferred Conversion Proposal and/or the Note Conversion Proposal, we have agreed to promptly take all actions necessary to hold a subsequent meeting of our stockholders for the purpose of obtaining the approval of the Preferred Conversion Proposal and/or the Note Conversion Proposal and to continue to do so until such proposals are approved.

Recommendation of the Board of Directors. After careful consideration of all relevant factors, including the Company’s obligations under the Merger Agreement and its desire to try to avoid incurring the potential additional expense of holding a subsequent meeting of our stockholders for the purpose of approving the Preferred Conversion Proposal and the Note Conversion Proposal in the event that the Company has not received sufficient votes to approve each of these proposals as of the date of the Annual Meeting, the Company’s Board of Directors determined that the Adjournment Proposal is in the best interests of the Company and its stockholders. The Board of Directors has approved and declared the proposal advisable and recommends that you vote or give instructions to vote “FOR” the Adjournment Proposal.

75

WHERE YOU CAN FIND MORE INFORMATION

We file annual, quarterly and current reports, proxy statements and other documents with the SEC under the Exchange Act. The Company's SEC filings made electronically through the SEC's EDGAR system are available to the public at the SEC's website at http://www.sec.gov. You may also read and copy any document we file with the SEC at the SEC's public reference room located at 100 F Street, N.E., Washington, D.C. 20549-1004. Please call the SEC at (800) SEC-0330 for further information on the operation of the public reference room.

We will only deliver one Proxy Statement and one copy of our Annual Report to multiple security holders sharing an address unless we have received contrary instructions from one or more of the security holders. Upon written or oral request, we will promptly deliver a separate copy of this Proxy Statement and any future annual reports and proxy or information statements to any security holder at a shared address to which a single copy of this Proxy Statement was delivered, or deliver a single copy of this proxy statement and any future annual reports and proxy or information statements to any security holder or holders sharing an address to which multiple copies are now delivered. You should direct any such requests to our Company at the following address: GEE Group, Inc., 184 Shuman Blvd., Suite 420, Naperville, Illinois 60563, Attn.: Secretary.

AVAILABILITY OF ANNUAL REPORT, QUARTERLY REPORT AND PROXY STATEMENT

If you would like to receive an additional copy of our Annual Report on Form 10-K for the fiscal year ended September 30, 2016, our Quarterly Report on Form 10-Q for the six months ended March 31, 2017 or this Proxy Statement, please contact us at: GEE Group Inc., 184 Shuman Blvd., Suite 420, Naperville, Illinois 60563, attn.: Chief Financial Officer or by telephone at (630) 954-0400, and we will send a copy to you without charge.

A Note about Our Website

Although we include references to our website (www.generalemployment.com) throughout this proxy statement, information that is included on our website is not incorporated by reference into, and is not a part of, this proxy statement. Our website address is included as an inactive textual reference only.

We use our website as one means of disclosing material non-public information and for complying with our disclosure obligations under the SEC's Regulation FD. Such disclosures typically will be included within the Investors Relations section of our website. Accordingly, investors should monitor such section of our website, in addition to following our press releases, SEC filings and public conference calls.

76

77

Independent Auditor’s Report

Board of Directors

SNI Holdco Inc.

Report on the Financial Statements

We have audited the accompanying consolidated financial statements of SNI Holdco Inc. and its subsidiary which comprise the consolidated balance sheets as of December 31, 2016 and 2015, and the related consolidated statements of income, stockholders’ equity and cash flows for the years then ended and the related notes to the consolidated financial statements (collectively, financial statements).

Management’s Responsibility for the Financial Statements

Management is responsible for the preparation and fair presentation of these financial statements in accordance with accounting principles generally accepted in the United States of America; this includes the design, implementation, and maintenance of internal control relevant to the preparation and fair presentation of financial statements that are free from material misstatement, whether due to fraud or error.

Auditor’s Responsibility

Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free from material misstatement. An audit involves performing procedures to obtain audit evidence about the amounts and disclosures in the financial statements. The procedures selected depend on the auditor’s judgment, including the assessment of the risks of material misstatement of the financial statements, whether due to fraud or error. In making those risk assessments, the auditor considers internal control relevant to the entity’s preparation and fair presentation of the financial statements in order to design audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the entity’s internal control. Accordingly, we express no such opinion. An audit also includes evaluating the appropriateness of accounting policies used and the reasonableness of significant accounting estimates made by management, as well as evaluating the overall presentation of the financial statements. We believe that the audit evidence we have obtained is sufficient and appropriate to provide a basis for our audit opinion.

Opinion

In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of SNI Holdco Inc. and its subsidiary as of December 31, 2016 and 2015, and the results of its operations and its cash flows for the years then ended in accordance with accounting principles generally accepted in the United States of America.

/s/ RSM US LLP

Des Moines, Iowa

March 29, 2017

F-1

SNI Holdco Inc.

Consolidated Balance Sheets
December 31, 2016 and 2015

	2016	2015
Assets

Current assets:
Cash	$789,937	$267,360
Accounts receivable, net of allowance for doubtful accounts of
$267,004 and $254,510 in 2016 and 2015, respectively	13,686,381	13,704,922
Income taxes receivable	938,642	-
Prepaid expenses	665,663	571,152
Deferred income taxes (Note 5)	-	1,500,000
Total current assets	16,080,623	16,043,434

Equipment, net (Note 1)	588,876	951,187

Other assets:
Goodwill	22,344,325	22,344,325
Intangible assets, net (Note 2)	258,877	685,466
Other	1,398,312	1,792,694
	24,001,514	24,822,485

Total assets	$40,671,013	$41,817,106

Liabilities and Stockholders’ Equity

Current liabilities:
Accounts payable	$114,578	$404,395
Accrued expenses	4,166,184	4,696,090
Current portion of long-term debt (Note 3)	4,584,163	3,570,415
Total current liabilities	8,864,925	8,670,900

Deferred income taxes (Note 5)	2,990,000	2,680,000

Long-term debt (Note 3)	18,245,875	24,796,472

Stockholders’ equity (Note 6):
Common stock, $0.001 par value, 10,000 shares authorized,
3,118.46 shares issued and outstanding in 2016 and 2015	3	3
Additional paid-in capital	3,150,674	3,150,674
Treasury shares, 214.87 shares in 2016 and 2015	(856,312)	(856,312)
Retained earnings	8,275,848	3,375,369
Total stockholders’ equity	10,570,213	5,669,734

Total liabilities and stockholders’ equity	$40,671,013	$41,817,106

See notes to consolidated financial statements.

F-2

SNI Holdco Inc.

Consolidated Statements of Income
Years Ended December 31, 2016 and 2015

	2016	2015
Net revenue:
Contract staffing revenue	$94,701,109	$99,327,574
Permanent placement revenue	18,758,771	17,822,016
	113,459,880	117,149,590

Direct cost of contract staffing revenue	63,385,561	67,300,172
Gross margin	50,074,319	49,849,418

Operating expenses:
Salaries and compensation	31,337,310	30,234,908
Advertising	1,384,512	1,480,599
General and administrative	7,900,168	8,722,538
Restructuring costs	155,890	342,791
Gain contingency settlement (Note 9)	(2,152,097)	-
Depreciation	492,739	594,184
Amortization of intangible assets	426,589	426,589
Total operating expenses	39,545,111	41,801,609

Operating income	10,529,208	8,047,809

Other (income) expenses:
Interest expense	2,432,223	3,479,359
Amortization of deferred financing costs	438,575	434,860
Total other expenses	2,870,798	3,914,219

Income before income taxes	7,658,410	4,133,590

Income tax expense (Note 5)	2,757,931	1,519,961

Net income	$4,900,479	$2,613,629

See notes to consolidated financial statements.

F-3

SNI Holdco Inc.

Consolidated Statements of Stockholders’ Equity
Years Ended December 31, 2016 and 2015

	Common	Additional Paid-In	Treasury	Retained	Total Stockholders’
	Stock	Capital	Shares	Earnings	Equity

Balance, December 31, 2014	$3	$3,150,674	$(897,652)	$761,740	$3,014,765
Purchase of treasury shares	-	-	(43,500)	-	(43,500)
Issuance of treasury shares	-	-	84,840	-	84,840
Net income	-	-	-	2,613,629	2,613,629
Balance, December 31, 2015	3	3,150,674	(856,312)	3,375,369	5,669,734
Net income	-	-	-	4,900,479	4,900,479

Balance, December 31, 2016	$3	$3,150,674	$(856,312)	$8,275,848	$10,570,213

See notes to consolidated financial statements.

F-4

SNI Holdco Inc.

Consolidated Statements of Cash Flows
Years Ended December 31, 2016 and 2015

	2016	2015
Cash flows from operating activities:
Net income	$4,900,479	$2,613,629
Adjustments to reconcile net income to net cash provided by operating activities:
Depreciation and amortization	1,357,903	1,455,633
Deferred income tax expense	1,810,000	1,910,000
Changes in operating assets and liabilities:
Accounts receivable	18,541	606,431
Income taxes receivable	(938,642)	-
Prepaid expenses	(94,511)	(88,224)
Other assets	(44,193)	39,613
Accrued litigation settlement	-	(6,867,191)
Accounts payable and accrued expenses	(819,723)	333,276
Net cash provided by operating activities	6,189,854	3,167

Cash flows from investing activities:
Purchases of equipment	(130,428)	(209,030)

Cash flows from financing activities:
Proceeds from term loan	-	7,314,000
Payments on term loan	(6,286,849)	(4,346,852)
Proceeds from revolving loan	4,150,000	5,472,565
Payments on revolving loan	(3,400,000)	(7,972,565)
Payment of deferred financing costs	-	(174,565)
Purchase of treasury shares	-	(9,075)
Net cash provided by (used in) financing activities	(5,536,849)	283,508

Net increase in cash	522,577	77,645

Cash:
Beginning of year	267,360	189,715

End of year	$789,937	$267,360

Supplemental disclosure:
Cash paid for interest	$2,427,854	$3,460,102

Cash paid for taxes	$1,604,573	$2,141

Supplemental schedule of noncash financing activities:
Noncash treasury stock activity, net	$-	$50,415

See notes to consolidated financial statements.

F-5

SNI Holdco Inc.

Notes to Consolidated Financial Statements

Note 1. Significant Accounting Policies

Description of business: SNI Holdco Inc. through its wholly owned subsidiary SNI Companies (collectively, the Company), provides contract staffing and permanent personnel placement services in the fields of office administration, accounting, information technology, legal, sales, marketing and human resources. The Company operates 35 personnel placement offices located in Colorado, Connecticut, District of Columbia, Florida, Georgia, Illinois, Louisiana, Maryland, Massachusetts, Minnesota, New Jersey, Pennsylvania, Texas and Virginia.

Principles of consolidation: The consolidated financial statements include the accounts of SNI Holdco Inc. and its wholly owned subsidiary, SNI Companies. Significant intercompany accounts and transactions have been eliminated in consolidation.

Use of estimates: The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosures of contingent assets and liabilities at the date of the financial statements. Actual results could differ from those estimates.

Accounts receivable: Concentrations of credit risk with respect to trade receivables are limited due to the number of customers and their geographic dispersion. The Company performs initial and periodic credit evaluations of its customers and does not require collateral. Receivables are carried at original invoice amount less an estimate made for doubtful accounts. Management determines the allowance for doubtful accounts by evaluating individual customer accounts and using historical experience. Receivables are written off when deemed uncollectible. Recoveries of receivables previously written off are recorded when received.

Equipment: Equipment is stated at cost. Depreciation is computed by the straight line method over the estimated useful lives of the assets, primarily 4 to 7 years. As of December 31, 2016 and 2015, accumulated depreciation was $4,672,109 and $4,189,084, respectively.

Goodwill: Goodwill represents the excess of purchase price over the fair value of underlying net assets of businesses acquired. Under accounting requirements, goodwill is not amortized but is subject to annual impairment tests. The Company has performed the required impairment tests, which have resulted in no impairment adjustments.

Intangible assets: Intangible assets are amortized on a straight-line basis over their estimated useful lives or the terms of the related agreements, including 8 years for trademarks, 3 years for customer relationships, 7 years for noncompete agreements, and 3 years for candidate database.

Revenue recognition: Contract staffing revenue is recognized when the services are rendered by the Company’s contract employees. Permanent placement revenue is recognized when employment candidates accept offers of permanent employment. The Company has an ability and history of estimating candidates who do not begin employment or remain with clients (fall-offs) through the limited guarantee period (generally 30-60 days). Allowances are established as necessary for known or estimated fall-offs.

F-6

SNI Holdco Inc.

Notes to Consolidated Financial Statements

Note 1. Significant Accounting Policies (Continued)

Income taxes: Deferred income taxes are provided on the liability method whereby deferred tax assets are recognized for deductible temporary differences and net operating loss carryforwards, and deferred tax liabilities are recognized for taxable temporary differences. Temporary differences are the differences between the reported amounts of assets and liabilities and their tax bases. Deferred tax assets are reduced by a valuation allowance when, in the opinion of management, it is more likely than not that some portion or all of the deferred tax assets will not be realized. Deferred tax assets and liabilities are adjusted for the effects of changes in tax laws and rates on the date of enactment.

Advertising: The Company expenses advertising costs as incurred.

Subsequent events: Management has evaluated potential subsequent events through March 29, 2017, which is the date the financial statements were available to be issued.

Recent accounting pronouncements: In May 2014, the FASB issued ASU 2014-09, Revenue from Contracts with Customers (Topic 606), covering revenue recognition. The updated standard will replace most existing revenue recognition guidance in U.S. GAAP when it becomes effective. In August 2015, the FASB issued ASU 2015-14 which defers the effective date of ASU 2014-09 by one year, making it effective beginning in fiscal year 2019 for the Company. The Company has not yet determined the effect, if any, that the new accounting standard may have on the financial statements.

In February 2016, the FASB issued ASU 2016-02, Leases (Topic 842). The guidance in this ASU supersedes the existing U.S. GAAP leasing guidance in Topic 840, Leases. Under the new guidance, lessees are required to recognize lease assets and lease liabilities on the balance sheet for all leases with terms longer than 12 months. Leases will be classified as either finance or operating, with classification affecting the pattern of expense recognition in the income statement. The new standard will be effective beginning in fiscal year 2020 for the Company. The Company has not yet determined the effect that the new accounting standard may have on the financial statements.

Note 2.Intangible Assets

Intangible assets consist of the following at December 31, 2016 and 2015:

	2016	2015

Noncompete agreements	$1,174,000	$1,174,000
Customer relationships	1,758,000	1,758,000
Trademarks	2,071,000	2,071,000
Candidate database	843,000	843,000
	5,846,000	5,846,000
Less accumulated amortization	(5,587,123)	(5,160,534)
	$258,877	$685,466

Approximate future expected amortization expense for intangible assets during the year ending December 31, 2017, is $259,000.

F-7

SNI Holdco Inc.

Notes to Consolidated Financial Statements

Note 3. Long-Term Debt

Long-term debt consists of the following as of December 31, 2016 and 2015:

	2016	2015
Revolving loan due December 31, 2018, interest-only payments due monthly at LIBOR plus an applicable margin with a 1.00% LIBOR
floor (9% as of December 31, 2016).	$1,250,000	$500,000
Term loan, payable in increasing quarterly installments with balance due at maturity on December 31, 2018, with interest at LIBOR plus and applicable margin with a 1.00% LIBOR floor (9% as of
December 31, 2016).	21,426,913	27,407,512
Note payable, due in semi-annual installments of $153,125, plus
interest at 10%.	153,125	459,375
	22,830,038	28,366,887
Less current portion	4,584,163	3,570,415
	$18,245,875	$24,796,472

The revolving and term loans are issued under a credit agreement and are collateralized by all assets of the Company and a pledge of the Company’s common stock. The revolving loan has availability up to the lesser of $5 million or a defined borrowing base amount based on eligible accounts receivable. Unused availability as of December 31, 2016, was approximately $3.75 million. An annual commitment fee of 0.5 percent is required on the unused portion of the revolving loan. Quarterly installments on the term loan are approximately $933,000 at December 31, 2016, increasing to $1,166,000 in June 2017. In addition to scheduled amortization, additional loan principal payments are required each year based on the Company’s defined annual excess cash flow. Certain mandatory prepayments are also required if a defined asset sale or equity offering are consummated. Specified optional prepayments can be made without prepayment penalties.

The credit agreement contains various restrictive covenants, including certain restrictions on payments of dividends, restrictions on incurring additional indebtedness, restrictions on rental payments under operating leases and requirements to maintain certain financial covenants.

Aggregate future maturities of long-term debt as of December 31, 2016, are as follows:

Years ending December 31:
2017	$4,584,163
2018	18,245,875
$22,830,038

F-8

SNI Holdco Inc.

Notes to Consolidated Financial Statements

Note 4. Commitments and Contingencies

The Company conducts its operations from office space rented under operating leases. Total rent expense was approximately $2,583,000 and $2,810,000 for the years ended December 31, 2016 and 2015, respectively. Minimum future rental commitments under operating leases as of December 31, 2016, are as follows:

Years ending December 31:
2017	$2,370,000
2018	1,540,000
2019	1,094,000
2020	390,000
2021	37,000
$5,431,000

The Company is periodically involved in various legal proceedings in the ordinary course of business. In management’s opinion, the ultimate disposition of any such matters pending as of December 31, 2016, is not expected to have a material effect on the financial statements.

Note 5. Income Taxes

Components of the net deferred tax (liabilities) as of December 31, 2016 and 2015, are as follows:

	2016	2015

Deferred income tax assets	$1,480,000	$2,730,000
Deferred income tax liabilities	(4,470,000)	(3,910,000)
	$(2,990,000)	$(1,180,000)

The Company’s temporary differences result primarily from depreciation, amortization of goodwill and intangible assets, prepaid expenses, and certain reserves and accruals.

In November 2015, the FASB issued ASU 2015-17, Income Taxes (Topic 740): Balance Sheet Classification of Deferred Taxes. This ASU simplifies the presentation of deferred income taxes by eliminating the requirement for entities to separate deferred tax liabilities and assets into current and noncurrent amounts in the balance sheet. Instead, it requires all deferred tax assets and liabilities be classified as noncurrent. ASU 2015-17 is effective for the Company beginning in fiscal 2018. The Company elected to early adopt the ASU for the year ended December 31, 2016, using a prospective approach. Accordingly, all deferred taxes have been reported as noncurrent for 2016. Adoption of the standard did not have a material impact on the Company’s financial statements.

Components of the income tax expense for the years ended December 31, 2016 and 2015, are as follows:

	2016	2015

Current tax expense (benefit)	$947,931	$(390,039)
Deferred tax expense	1,810,000	1,910,000
	$2,757,931	$1,519,961

F-9

SNI Holdco Inc.

Notes to Consolidated Financial Statements

Note 5. Income Taxes (Continued)

The relationship of the actual tax expense to the reported pretax income differs from the federal statutory tax rate primarily due to state income taxes, permanent differences, and certain tax credits.

Management has evaluated the Company’s material tax positions and determined there were no uncertain tax positions that require adjustment to the financial statements. The Company does not currently anticipate significant changes in its uncertain tax positions over the next 12 months.

Note 6. Stockholders’ Equity

The Company has authorized 1,000 shares of Series A Preferred Stock, with a par value of $0.001 per share. There were no shares issued or outstanding as of December 31, 2016 or 2015.

Note 7. Employee Benefit Plan

The Company has a 401(k) plan covering all full-time employees meeting certain service requirements. Expense related to the plan was approximately $89,000 and $83,000 for the years ended December 31, 2016 and 2015, respectively.

Note 8. Management Incentive Plan

The Company has established a long-term management incentive plan (MIP) to provide certain key management employees incentive awards to benefit from the growth of the Company. The plan allows up to 100 units to be issued at the sole discretion of the Company's Board of Directors. As of December 31, 2016, a total of 55 units have been granted. Upon a sale of the Company, an incentive pool may be established based on a defined percentage of the net proceeds from the sale after debt, if net proceeds exceed $50 million. This incentive pool would be allocated to employees who hold the outstanding units on a pro-rata basis. The defined percentage pool is based on the level of net proceeds, beginning at a 2 percent pool for net proceeds at a $50 million level and increasing at defined amounts thereafter. Due to the contingent and discretionary nature of the plan, no expense or other effects of the plan have been recognized in the financial statements.

Note 9. Gain Contingency Settlement

In March 2016, the Company entered into a settlement and release agreement in connection with claims the Company made against certain parties related to a prior litigation matter. Under the agreement, the Company received a cash settlement of $2,250,000. Under GAAP, this matter is considered a “gain contingency” which is reported as a gain, net of related legal expense, in the 2016 income statement.

Note 10. Subsequent Event

As of March 2017, the Company and its shareholders were in active discussion and negotiation for the potential sale of the Company. No definitive agreements or commitments had been entered into by the Company.

F-10

ANNEX A

AGREEMENT AND PLAN OF MERGER

THIS AGREEMENT AND PLAN OF MERGER (the “Agreement”) is made and entered into as of March 31, 2017, by and among GEE Group Inc., an Illinois corporation (“Buyer” or “GEE”), GEE Group Portfolio Inc., a Delaware corporation and wholly-owned subsidiary of GEE (the “Merger Subsidiary”), SNI Holdco Inc., a Delaware corporation (“SNI Holdco”), Smith Holdings, LLC a Delaware limited liability company, Thrivent Financial for Lutherans, a Wisconsin corporation, organized as a fraternal benefits society (“Thrivent”), Madison Capital Funding, LLC, a Delaware limited liability company (“Madison”) and Ronald R. Smith, in his capacity as a stockholder (“Mr. Smith” and collectively with Smith Holdings, LLC, Thrivent and Madison, the “Principal Stockholders”) and Ronald R. Smith in his capacity as the representative of the SNIH Stockholders (“Stockholders’ Representative”). Buyer, Merger Subsidiary, SNI Holdco and the Principal Stockholders are collectively referred to herein as the “Parties” or singularly as a “Party”. “SNIH Stockholders” has the meaning given such term in Section 3.39.

PRELIMINARY STATEMENTS

A. GEE, the Merger Subsidiary, SNI Holdco, and the Principal Stockholders desire to enter into this Agreement pursuant to which GEE will acquire all of the issued and outstanding stock of SNI Holdco as a result of the merger of SNI Holdco with and into the Merger Subsidiary and as a result of which the Merger Subsidiary will be the surviving company and a direct wholly-owned subsidiary of GEE.

B. SNI Companies, Inc., a Delaware corporation (“SNI Subsidiary”) is a wholly-owned subsidiary of SNI Holdco and as a result of the merger will become a wholly-owned subsidiary of the Merger Subsidiary.

C. The Boards of Directors of GEE, and the Merger Subsidiary have each unanimously approved this Agreement and transactions contemplated herein.

D. The Board of Directors of SNI Holdco and those Principal Stockholders who collectively own at least ninety percent (90%) of the outstanding shares of stock of SNI Holdco, have unanimously approved this Agreement and the transactions contemplated herein.

1. Definitions; Merger Transaction.

1.1 Definitions for Purposes of this Agreement. The terms and variations thereof set forth on Exhibit A to this Agreement shall have the meanings given to them in Exhibit A.

1.2 The Merger. Upon the terms and subject to the conditions set forth herein and on the basis of the representations, warranties, covenants and agreements contained herein, as of the Effective Time, SNI Holdco shall be merged with and into the Merger Subsidiary (the “Merger”), the separate corporate existence of SNI Holdco shall cease and the Merger Subsidiary shall continue as the surviving company. The Merger Subsidiary, as the surviving company of the Merger, may be hereinafter referred to as the “Surviving Company”.

1

1.3 Closing and Effective Time.

(a) Closing. The closing of the transactions contemplated by this Agreement (the “Closing”) shall take place contemporaneously with the mutual execution and delivery of this Agreement. The Closing shall be held at the offices of the law firms representing Stockholders’ Representative and Buyer through exchange of documents including by electronic transmission. The date and time of the Closing are referred to herein as the “Closing Date”.

(b) Effective Time. At the Closing, the parties shall file a certificate of merger (the “Certificate of Merger”) in such form as is required by and executed in accordance with the relevant provisions of the Delaware statutes. The Merger shall become effective as of 11:59 pm on the Closing Date (the date and time that the Merger becomes effective being referred to herein as the “Effective Time”).

1.4 Effect of Merger. At the Effective Time, the effect of the Merger shall be as provided herein and by the applicable provisions of the Delaware statutes. Without limiting the generality of the foregoing, all of the properties, rights, privileges, powers and franchises of SNI Holdco and the Merger Subsidiary shall vest in the Surviving Company and all of the debts, liabilities, duties and obligations of SNI Holdco and the Merger Subsidiary shall become the debts, liabilities, duties and obligations of the Surviving Company.

1.5 Effect on Stock. Upon the terms and conditions of this Agreement, at the Effective Time, as a result of the Merger and this Agreement and without the need for any further action on the part of the Merger Subsidiary, SNI Holdco or any of their respective stockholders, the following shall occur:

(a) SNI Holdco Shares. Immediately prior to the Effective Time each share of common stock, par value $.001 per share (“SNI Holdco Common Stock”) of SNI Holdco (hereinafter referred to as “SNI Holdco Shares”) outstanding immediately prior to the Effective Time shall be deemed canceled and converted into the right to receive a pro rata portion (as set forth on Exhibit B, “SNIH Ownership Proportion”) of the Merger Consideration allocated as to form of consideration among the holders thereof as set forth below in this Agreement. Thereafter, any certificate evidencing SNI Holdco Shares (a “Certificate”) shall be deemed for all purposes to evidence only the right to receive Merger Consideration.

(b) Treasury Shares. Each share of capital stock held in the SNI Holdco’s treasury as of the Effective Time, if any, shall, by virtue of the Merger, be canceled without payment of any consideration therefor.

2

1.6 No Further Ownership in SNI Holdco Shares. The Merger Consideration delivered or deliverable to the holders of SNI Holdco Shares in accordance with the terms of this Section 1 and Section 2 of this Agreement shall be deemed to have been issued or paid in full satisfaction of all rights pertaining to the SNI Holdco Shares.

1.7 No Fractional Securities. No fractional shares of GEE Preferred Stock shall be issuable in the Merger. In lieu of any such fractional shares, each SNIH Stockholder shall be entitled to receive the nearest whole share of GEE Preferred Stock rounding up if such fraction is 0.5 or greater or down if such fraction is less than 0.5.

1.8 No Liability. None of GEE, Merger Subsidiary, SNI Holdco or the Surviving Company shall be liable to any Person in respect of any Merger Consideration delivered to a public official pursuant to any applicable abandoned property, escheat or similar Law.

1.9 Withholding. Each of GEE and the Merger Subsidiary shall be entitled to withhold from any consideration payable or deliverable pursuant to the terms of this Agreement, such amounts as may be required to be withheld pursuant to any Law, including, without limitation, any amounts required to be withheld pursuant to the Code. To the extent any amounts are so withheld, such amounts shall be treated for all purposes under this Agreement as having been paid to the SNIH Stockholders to whom such amounts would have otherwise been paid.

1.10 Further Assurances. If at any time after the Effective Time the Surviving Company shall consider or be advised that any deeds, bill of sale, assignments or assurances or any other acts or things are necessary, desirable or proper (a) to vest, perfect or confirm, of record or otherwise, in the Surviving Company its right, title or interest in, to or under any of the rights, privileges, powers, franchises, properties or assets of either SNI Holdco or Merger Subsidiary or (b) otherwise to carry out the purposes of this Agreement, the Surviving Company and its proper officers and directors or their designees shall be authorized to execute and deliver in the name and on behalf of either SNI Holdco or Merger Subsidiary, all such deeds, bill of sale, assignments and assurances and do, in the name and on behalf of SNI Holdco or Merger Subsidiary, all such other acts and things necessary, desirable or proper to vest, perfect or confirm its rights, title or interest in, to or under any of the rights, privileges, powers, franchises, properties or assets of SNI Holdco or Merger Subsidiary, as applicable, and otherwise to carry out the purposes of this Agreement.

1.11 Stock Transfer Books. The stock transfer books of SNI Holdco shall be closed immediately upon the Effective Time and there shall be no further registration of transfers of shares of SNI Holdco Shares thereafter on the records of SNI Holdco.

1.12 Tax Consequences. For U.S. federal Income Tax purposes, the Parties intend that the Merger be treated as a reorganization within the meaning of Sections 368(a)(1)(A) and 368(a)(2)(D) of the Code, and that this Agreement shall be, and is hereby, adopted as a plan of reorganization for purposes of Section 368 of the Code. Accordingly, unless otherwise required by Law, no party shall take any action or fail to take any action that reasonably could be expected to jeopardize the treatment of the Merger as a reorganization within the meaning of Sections 368(a)(1)(A) and 368(a)(2)(D) of the Code, and the parties shall not take any position on any Tax Return or in any proceeding relating to the Tax consequences of the Merger inconsistent with this Section 1.12. Notwithstanding the forgoing, the Parties understand and agree that the consideration other than the GEE Preferred Shares will not be eligible for a “tax free” exchange treatment under Section 368 of the Code. Each of the Parties agrees to report the Merger transaction as such a reorganization and to comply with the reporting and recordkeeping requirements of Treasury Regulations 1.368-3.

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2. Merger Consideration. The aggregate consideration for the SNI Holdco Shares described in this Section 2 shall be referred to as the “Merger Consideration”. The Merger Consideration shall be $86 million minus the amount of Long Term Debt of the Acquired Companies immediately before Closing plus or minus the NWC Adjustment Amount. The Merger Consideration shall be payable in the form and subject to the adjustments and provisions set forth in this Section 2. The Merger Consideration shall be allocated as set forth on the Merger Consideration Allocation Schedule attached hereto as Exhibit B (the“Merger Consideration Allocation Schedule”), and any wire transfers of cash shall be in accordance with the wire transfer instructions on Exhibit B. Additionally, the Long Term Debt shall be paid in full on the Closing Date in accordance with the Wire Transfer instructions on Exhibit B.

2.1 Closing Cash Payments. The Closing Cash Payments of the Merger Consideration shall be comprised of the collective amounts set forth in the following wire transfers, to be made at Closing, subject to Section 2.2 below:

(a) the portion of the Closing Cash Payment due to the SNIH Stockholders and set forth on Exhibit B;

(b) a portion of the payments due to the participants in the Management Incentive Plan for the Acquired Companies (the “MIP”) as a result of the Merger, as set forth on Exhibit B;

(c) the payment to the Escrow Agent of the amount otherwise payable to MIP participants that is to be held for eighteen (18) months to reimburse if necessary certain SNIH Stockholders to help satisfy any Closing indemnity claims made by Buyer hereunder;

(d) the payment to the Escrow Agent of the amount otherwise payable to the unaccredited investors who are SNIH Stockholders, which is to be held for 18 months to reimburse, if necessary, certain other SNIH Stockholders as a result of indemnity claims made by Buyer hereunder, as set forth on Exhibit B;

(e) the payment to the Escrow Agent of $500,000 as the Stockholders’ Representative expense amount and the separate payment of any expenses owed by the Acquired Companies for services rendered related to the Merger to the extent not paid prior to Closing;

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(f) In addition to the amount set forth above, $619,584 of the Merger Consideration shall be paid to SNI Holdco (as a result of withholding obligations incurred in making certain payments to employees as part of the Closing) and shall be included as an asset of the Acquired Companies in calculating the Closing Net Working Capital.

The SNIH Stockholders agree that the Transaction Expenses of the SNIH Stockholders will be paid from the Merger Consideration so that after the Closing the Acquired Companies and Buyer will have no liability for those including: (i) payments that may become due with respect to the MIP Plan; (ii) any payments due to Vince Lombardo whose employment agreement is being terminated; (iii) any payments due to Ronald Smith, whose employment agreement is being terminated; and (iv) any commission or payment due to Baird.

2.2 Working Capital Reserve Fund. $1.5 million of the cash of the Merger Consideration is being retained and is subject to payment and adjustment as provided in Section 2.3 below (the “Working Capital Reserve Fund”).

2.3 Net Working Capital Adjustment.

(a) In accordance with Appendix I, the Merger Consideration will be adjusted (positively or negatively) based upon the difference in the book value of the Closing Net Working Capital (as defined in Appendix I) as compared to the Benchmark Net Working Capital (as defined in Appendix I) of $9.2 million (such difference to be called the “NWC Adjustment Amount”). If the NWC Adjustment Amount is positive, the Merger Consideration will be increased by the NWC Adjustment Amount. If the NWC Adjustment Amount is negative, the Merger Consideration will be decreased by the NWC Adjustment Amount. If the Merger Consideration increases, then Buyer will pay Stockholders’ Representative account for payment to SNIH Stockholders the amount of the increase plus the Working Capital Reserve Fund in immediately available funds within three (3) business days of a final determination under Section 2.3 (b) and (c) below. If the Merger Consideration decreases, then SNIH Stockholders will pay the amount of the decrease to Buyer within three (3) business days of a final determination under this Section 2.3 (b) and (c) below, which first shall be funded from the Working Capital Reserve Fund (which shall be credited to SNIH Stockholders). If the amount of the Merger Consideration decrease exceeds the Working Capital Reserve Fund, then SNIH Stockholders, will pay the difference to Buyer, severally, not jointly, in accordance with their SNIH Ownership Proportion, in immediately available funds within twenty (20) days of a final determination under Appendix I, in accordance with their SNIH Ownership Proportion and wire instructions on Exhibit B. If the Working Capital Reserve Fund exceeds the payment due from SNIH Stockholders then the remaining balance of those funds after the payment to Buyer shall be paid to the Stockholders’ Representative’s account for payment to SNIH Stockholders in immediately available funds. For example, if (A) the Closing Working Capital exceeds the Benchmark Working Capital by Three Thousand Dollars ($3,000) then the Merger Consideration will increase by Three Thousand Dollars ($3,000); or (B) if the Closing Working Capital is less than the Benchmark Working Capital by Three Thousand Dollars ($3,000) then the Merger Consideration decreases by Three Thousand Dollars ($3,000).

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(b) As soon as reasonably practicable following the Closing Date, and in any event within sixty (60) calendar days thereof, Buyer shall prepare and deliver to the Stockholders’ Representative Buyer’s calculation of Closing Net Working Capital (“Buyer’s NWC”). Buyer’s NWC shall be prepared applying the principles, policies, methods and practices set forth in Appendix I. Following the delivery of the Buyer’s NWC, Buyer shall provide the Stockholders’ Representative and his representatives reasonable access, upon advance prior written notice during normal business hours, and in a manner so as not to interfere with the normal business operations of Buyer, to the books and records of Buyer to the extent reasonably necessary for their review of Buyer’s NWC.

(c) If the Stockholders’ Representative shall disagree with the calculation of Buyer’s NWC, he shall notify Buyer of such disagreement in writing, setting forth in reasonable detail the particulars of such disagreement, within thirty (30) days after his receipt of Buyer’s NWC. In the event that the Stockholders’ Representative does not provide such a notice of disagreement within such thirty (30) day period, Buyer’s NWC shall be final, binding and conclusive for all purposes hereunder, and shall be the Final NWC. In the event any such notice of disagreement is timely provided by the Stockholders’ Representative, Buyer and the Stockholders’ Representative shall use commercially reasonable efforts for a period of fifteen (15) days (or such longer period as they may mutually agree) to resolve any disagreements. If, at the end of such period, the Parties come to an agreement, the amount agreed to shall be the Final NWC. If the Parties are unable to resolve such disagreements, then Grant Thornton or such other independent accounting firm of recognized regional standing as may be mutually selected by Buyer and the Stockholders’ Representative (the “Auditor”) shall resolve any remaining disagreements. Buyer and the Stockholders’ Representative shall use their respective commercially reasonable efforts to cause the Auditor to determine as promptly as practicable, but in any event within thirty (30) days of the date on which such dispute is referred to the Auditor, with respect to the remaining disagreements submitted to the Auditor, to what extent (if any) Buyer’s NWC requires adjustment, and the Auditor shall make no other determination. In furtherance of the foregoing, each of Buyer and Stockholders’ Representative shall furnish to the Auditor its calculation of net working capital. Each of the Parties shall bear its own respective fees and expenses in connection with the audit, and Buyer, on the one hand, and the Stockholders’ Representative, on the other, shall bear that percentage of the fees and expenses of the Auditor equal to the portion of the dollar value of the disputed issues determined in favor of the other Party. For example, if Buyer claims that net working capital is $10,000 greater than the amount determined by the Stockholders’ Representative, and if the Auditor ultimately resolves the dispute by awarding the stockholders $7,000 of the $10,000 difference, then the costs and expenses of the Auditor shall be allocated 70% (i.e., $7,000 ÷ $10,000) to Buyer and 30% (i.e., $3,000 ÷ $10,000) to the Stockholders’ Representative. The determination of the Auditor shall be final, conclusive, and binding on the Parties, and its determination shall be the Final Closing Net Working Capital.

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2.4 Issuance of Convertible Subordinated Promissory Notes. The convertible subordinated promissory notes in the aggregate original principal amount of $12.5 million, shall be issued at Closing in substantially the same form as Exhibit C (the “Promissory Notes”), executed by Buyer and shall be payable to certain SNIH Stockholders as listed and in amounts set forth on Exhibit B. The Promissory Notes specifically identified on Exhibit B shall be delivered to, and held in escrow by, the Escrow Agent in accordance with the provisions of an escrow agreement, to be executed at Closing by Buyer and by Stockholders’ Representative (on behalf of the SNIH Stockholders), in a form to be mutually agreed upon by Escrow Agent, Buyer and Stockholders’ Representative (the “Escrow Agreement”).

2.5 Payment of Shares of GEE Preferred Stock. $28.8 million of the Merger Consideration will be paid in shares of Series B Convertible Preferred Stock of GEE (the “GEE Preferred Shares”), with the number of shares to be issued calculated by dividing $28.8 million by the volume weighted moving average price of GEE Common Stock as reported on the NYSE NXT market (“VWAP”) for the twenty (20) trading days preceding signing of this Agreement. The GEE Preferred Shares shall be non-voting and shall be convertible into shares of GEE Common Stock at the option of the holder. The ability to convert the shares into Common Stock will be limited; provided, however, that the GEE Preferred Shares shall not be convertible into shares of Common Stock to the extent that such conversion would exceed the Conversion Limit. The Conversion Limit will apply until after receipt by GEE of the approval of its stockholders (in compliance with Section 712 of the NYSE MKT Company Guide and Regulation 14A under the Exchange Act) of the issuance of the shares of GEE Common Stock in excess of the Conversion Limit that are issuable upon conversion of the GEE Preferred Shares. The GEE Preferred Shares shall be converted to Common Stock at a 1:1 conversion ratio (the “Preferred Conversion”). The GEE Preferred Shares shall be issued at Closing to certain of the SNI Holdco stockholders as listed and in the amounts set forth on Exhibit B. No fractional shares of GEE Preferred Stock shall be issuable in the Merger. In lieu of any such fractional shares, SNIH Stockholder shall be entitled to receive the next whole share of GEE Preferred Stock rounding up if such fraction is 0.5 or greater or down if such fraction is less than 0.5. GEE will use commercially reasonable efforts to cause the certificates of the issued GEE Preferred Shares to be delivered to the SNIH Stockholders within five (5) business days after Closing.

2.6 Surrender and Payment.

(a) From and after the Effective Time, each record holder of common stock of SNI Holdco shall be entitled to receive at Closing (or as soon thereafter as they have delivered a fully completed and executed Letter of Transmittal in the form attached hereto as Exhibit D (a “Letter of Transmittal”), the consideration for that stockholder as set forth on Exhibit B.

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(b) Notwithstanding any other provision of this Agreement, following the Closing Date no holder or transferee of SNI Holdco common stock who has not submitted a duly executed Letter of Transmittal shall receive any dividends, interest, or Merger Consideration for any such shares held by such stockholder.

(c) If, after the Effective Time, subject to the terms and conditions of this Agreement, SNI Holdco common stock certificates are presented to Buyer (together with a validly executed Letter of Transmittal, they shall be canceled and exchanged for the respective aggregate Merger Consideration into which the shares evidenced by such Certificates were converted, in accordance with this Section 2.6, provided that the Certificates are surrendered as provided in the Letter of Transmittal and are accompanied by all documents required to evidence and effect such transfer (including an executed Letter of Transmittal).

2.7 Dissenting Shares. SNI Holdco common stock outstanding immediately prior to the Effective Time and held by a holder who has not voted in favor of the Merger or consented thereto in writing and who has demanded appraisal for such stock in accordance with applicable law (the “Dissenting Shares”) shall not be converted into the right to receive the Merger Consideration, unless such holder fails to perfect, withdraws, or otherwise loses the right to appraisal, in which case such shares of stock shall be treated as if they had been converted as of the Effective Time into the right to receive the Merger Consideration. Each holder of Dissenting Shares who becomes entitled to payment for such Dissenting Shares under the provisions of applicable law, will receive payment thereof from the Buyer in the amount of the Merger Consideration the holder of the Dissenting Shares would have received. Any amount due to a holder of Dissenting Shares that is in excess of the allocable share of the Merger Consideration for that Stockholder shall be paid by Buyer and Buyer shall be entitled to indemnification from the SNIH Stockholders for that.

2A. Representations and Warranties of the SNIH Stockholders as to the Transaction. Except as provided in the last sentence of this Section 2A, each SNIH Stockholder severally, but not jointly, and only with respect to itself or himself, represents and warrants to the Buyer on the date hereof, subject to the SNIH Disclosure Schedules (defined below) that the statements in this Section 2A are true and correct, provided, however, that “SNIH Disclosure Schedules” means the disclosure schedules prepared and delivered to Buyer by SNIH Stockholders and attached to this Agreement. The SNIH Disclosure Schedules will be lettered and numbered so as to correspond to the respective lettered and numbered sections and subsections contained in Sections 2A of this Agreement. Notwithstanding the preceding sentence, the following representations and warranties are not made by Thrivent or Madison: 2A.5 and 2A.6.

2A.1 Title. The SNIH Stockholder has good and valid title to the SNI Holdco Shares described as owned by that SNIH Stockholder on Exhibit B, free and clear of any and all Liens. The SNIH Stockholder does not owe any Indebtedness to either Acquired Company that arises from the SNIH Stockholders’ purchase of any SNI Holdco Shares.

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2A.2 Authority. The SNIH Stockholder has the full right, power, legal capacity and authority to enter into and perform its obligations under this Agreement, to vote its SNI Holdco Shares for the transactions contemplated by this Agreement, to transfer and deliver to the Buyer or the Surviving Company at the Closing its respective Certificate for the SNI Holdco Shares set forth on Exhibit B as owned by the SNIH Stockholder and, upon consummation of the Merger contemplated hereby, the Buyer or Surviving Company will acquire from the SNIH Stockholder good and valid title to the Certificates for the Shares (and all rights represented thereby) set forth on Exhibit B.

2A.3 Authorization. The execution, delivery and performance by the SNIH Stockholder if it is a Business Entity of (to the extent a party thereto) this Agreement, the other agreements contemplated hereby and the transaction contemplated hereby or thereby have been duly and validly authorized by the SNIH Stockholder, and no other act or proceeding on the part of the SNIH Stockholder, its board of directors, managers, or its stockholders, members or partners is necessary to authorize the execution, delivery or performance by the SNIH Stockholder to this Agreement or any other agreement contemplated hereby or the consummation of the transaction contemplated hereby or thereby and it has duly executed and delivered this Agreement.

2A.4 Omitted.

2A.5 No Impediment. The SNIH Stockholder is not a party to, subject to or bound by any stockholder, voting, or other agreement, or any judgment, order, writ, prohibition, injunction or decree of any court or other Governmental Body which would prevent the execution or delivery of this Agreement by the SNIH Stockholder, SNIH Stockholders’ agreement to or its authorization or consummation of the transaction contemplated herein, or the performance by the SNIH Stockholder of the SNIH Stockholders’ obligations under this Agreement and the agreements and documents contemplated hereby.

2A.6 Adverse Proceedings. No action or proceeding by or before any court or other Governmental Body has been instituted or threatened against the SNIH Stockholder by any Governmental Body or Person whatsoever seeking to restrain, prohibit or invalidate the Merger or any other transactions contemplated by this Agreement, affecting the right of the Buyer to own the Acquired Companies or operate the Business after the Closing, or affecting the performance by the SNIH Stockholder of the SNIH Stockholders’ obligations under this Agreement and the agreements and documents contemplated hereby.

2A.7 Enforceability. The execution, delivery and performance by the SNIH Stockholder of this Agreement and the consummation by the SNIH Stockholder of the Merger or other transactions contemplated hereby will not, with or without the giving of notice or the passage of time or both, (a) violate the provisions of any Law, applicable to the SNIH Stockholder or either Acquired Company or their assets; (b) violate any judgment, decree, order or award of any court, Governmental Body or arbitrator; or (c) conflict with or result in the breach or termination of any term or provision of, or constitute a default under, or cause any acceleration under, or cause the creation of any Lien upon the properties or assets of the SNIH Stockholder, or either Acquired Company, under or pursuant to, any Contract, indenture, mortgage, deed of trust or other instrument or agreement to which the SNIH Stockholder or either Acquired Company is a party or by which either Acquired Company or any of its assets or properties is bound or subject, except as set forth in Disclosure Schedule 2A.7. This Agreement has been duly executed and delivered by the SNIH Stockholder and constitutes the legal valid and binding obligation of the SNIH Stockholder enforceable against the SNIH Stockholder in accordance with its terms. The other documents and agreements contemplated by this Agreement to which the SNIH Stockholder is or will become a Party, when executed and delivered by the SNIH Stockholder, shall constitute the legal, valid and binding agreements of the SNIH Stockholder, enforceable against the SNIH Stockholder in accordance with their terms.

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Notwithstanding anything to the contrary above in this Section 2A, Ronald R. Smith and Smith Holdings, LLC are related parties and for purposes of this Agreement including this Section 2A and for Section 10B are treated as one SNIH Stockholder, meaning that each is responsible for the breach by the other of any representations and warranties in this Section 2A.

3. Representations and Warranties as to the Acquired Companies. The Acquired Companies represent and warrant to the Buyer on the date hereof, subject to the Acquired Companies’ Disclosure Schedules (as defined below), that the statements in this Section 3 are true and correct. “Acquired Companies’ Disclosure Schedules” means the disclosure schedules prepared and delivered to Buyer by the Acquired Companies and attached to this Agreement. The Acquired Companies’ Disclosure Schedules will be lettered and numbered so as to correspond to the respective lettered and numbered sections and subsections contained in Section 3 of this Agreement.

3.1 Title. Except as set forth on Disclosure Schedule 3.1, SNI Holdco has good and valid title to all (100%) of the issued and outstanding capital stock in SNI Subsidiary, and at Closing SNI Holdco will have and own exclusive, good and valid title to such shares, free and clear of any and all Liens.

3.2 Capitalization of the Acquired Companies.

(a) The authorized capital stock of SNI Holdco consists of (i) 10,000 Shares of SNI Holdco Common Stock, of which 3,118.46 shares are issued, outstanding, fully paid and nonassessable and (ii) 1,000 shares of preferred stock, $0.001 par value per share, of which none have been issued.

(b) The authorized capital stock of SNI Subsidiary consists of (i) 1,000 shares of common stock, $0.001 par value per share, of which 1,000 shares are issued, outstanding, fully paid and nonassessable and (ii) no shares of preferred stock. As of the Effective Time, SNI Holdco owns, and as of the Closing Date, SNI Holdco shall own, the legal and beneficial title to all of the issued and outstanding capital stock and other securities of SNI Subsidiary.

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(c) There are no outstanding options, warrants, contracts, calls, puts, rights to subscribe, conversion rights or other agreements or rights providing for the issuance, disposition or acquisition of any of SNI Holdco’s or SNI Subsidiary’s securities of any type, including the SNI Holdco Shares or any SNI Subsidiary shares, or any rights or interests exercisable therefor.

3.3 Authorization. The execution, delivery and performance by SNI Holdco of this Agreement, (to the extent a party thereto) the other agreements contemplated hereby and the transaction contemplated hereby or thereby have been duly and validly authorized by SNI Holdco, and no other act or proceeding on the part of SNI Holdco, its board of directors or its stockholders is necessary to authorize the execution, delivery or performance by SNI Holdco of this Agreement or any other agreement contemplated hereby or the consummation of the transaction contemplated hereby or thereby. This Agreement has been duly executed and delivered by SNI Holdco. The execution, delivery and performance by SNI Holdco of this Agreement and the consummation by SNI Holdco of the transactions and Merger contemplated hereby will not, with or without the giving of notice or the passage of time or both, (a) violate the provisions of any Law applicable to either Acquired Company; (b) violate any judgment, decree, order or award of any court, Governmental Body, arbitrator or similar body; or (c) conflict with or result in the breach or termination of any term or provision of, or constitute a default under, or cause any acceleration under, or cause the creation of any Lien upon the properties or assets of either Acquired Company, under or pursuant to, any Contract, indenture, mortgage, deed of trust or other instrument or agreement to which either Acquired Company is a party or by which either Acquired Company or any of their respective properties or assets is bound. Except as disclosed on Disclosure Schedule 3.3, no permit, consent, approval or authorization of, declaration to or filing with, or notice to, any Governmental Body or any third party (including customers of the Acquired Companies) is required in connection with the execution, delivery or performance by SNI Holdco of this Agreement or the other agreements contemplated hereby to the extent a party thereto, or the consummation by the Acquired Companies of the transactions contemplated hereby including the Merger.

3.4 Organization.

(a) SNI Holdco is a corporation duly organized, validly existing and in good standing under the laws of the state of Delaware. SNI Holdco has all requisite corporate power and authority under the laws of Delaware and all Permits and other authorizations necessary to own its assets and to carry on its business as it is now being conducted. SNI Holdco is duly qualified to do business and is in good standing in those states in which the failure to be so qualified would have a Material Adverse Effect on the Acquired Companies or the Business. Certified copies of the Charter and bylaws of SNI Holdco, each as amended to date, have been made available to the Buyer and are complete and correct, and no amendments have been made thereto or have been authorized since the date thereof. The minute books containing the records of meetings of the stockholder and board of directors and the stock certificate and stock record books of SNI Holdco that have previously been made available to Buyer are correct and complete.

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(b) SNI Subsidiary is a corporation duly organized, validly existing and in good standing under the laws of the state of Delaware. SNI Subsidiary has all requisite corporate power and authority under the laws of Delaware and all Permits and other authorizations necessary to own its properties and to carry on the Business as it is now being conducted. SNI Subsidiary is duly qualified to do business and is in good standing in those states in which the failure to be so qualified would have a Material Adverse Effect on the Acquired Companies or the Business. Certified copies of the Charter and bylaws of SNI Subsidiary, each as amended to date, have been made available to the Buyer and are complete and correct, and no amendments have been made thereto or have been authorized since the date thereof. The minute books containing the records of meetings of the stockholder and board of directors and the stock certificate and stock record books of the SNI Subsidiary that have previously been made available to Buyer are correct and complete.

3.5 SNI Holdco Operations and Liabilities. SNI Holdco does not have, and has never had, any operations, employees, or other than SNI Subsidiary, any Subsidiaries. SNI Holdco has not owned, and has never owned, any assets other than the Shares of SNI Subsidiary. The only liabilities SNI Holdco has, and has ever had, are (i) as an obligor of the “Indebtedness” of the SNI Subsidiary pursuant to the SNI Pledge and SNI Guaranty; (ii) obligations to pay amounts due to employees of the SNI Subsidiary pursuant to the MIP which obligations are set forth on Disclosure Schedule 3.5; and (iii) the obligation for Taxes.

3.6 Enforceability. The execution, delivery and performance by SNI Holdco of this Agreement and the related agreements to which they are a party, and the consummation by SNI Holdco of the Merger and other transactions contemplated hereby and thereby will not, with or without the giving of notice or the passage of time or both, (a) violate the provisions of any Law applicable to either Acquired Company; (b) violate any judgment, decree, order or award of any court, Governmental Body or arbitrator; or (c) conflict with or result in the breach or termination of any term or provision of, or constitute a default under, or cause any acceleration under, or cause the creation of any Lien upon the properties or assets of either Acquired Company, under or pursuant to, any Contract, indenture, mortgage, deed of trust or other instrument or agreement to which either Acquired Company is a party or by which either Acquired Company or any of its assets or properties is bound or subject, except as set forth in Disclosure Schedule 3.6. This Agreement and the other documents and agreements contemplated hereby to which SNI Holdco is or will become a party, when executed and delivered by SNI Holdco thereto, shall constitute the valid and binding agreements of SNI Holdco, enforceable against SNI Holdco in accordance with their terms.

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3.7 Subsidiaries. SNI Subsidiary has no Subsidiaries and does not own or control, directly or indirectly, in whole or in part, any other Person. Other than SNI Subsidiary, SNI Holdco has no Subsidiaries and does not own or control, directly or indirectly, any other Person.

3.8 Financial Statements. Disclosure Schedule 3.8 attached hereto contains the following financial statements (the “Financial Statements”):

(a) the audited consolidated balance sheets of the Acquired Companies as of December 31, 2014, December 31 2015 and December 31 2016 (“Latest Audited Balance Sheet”) the related audited statements of income, changes in stockholders’ equity and cash flows for the twelve-month periods then ended (the “Most Recent Audited Fiscal Year End”); and

(b) The unaudited consolidated balance sheets of the Acquired Companies as of February 28, 2017 (the “Latest Unaudited Balance Sheet”) and the related unaudited statements of income, changes in stockholder’s equity and cash flows for the one month period then ended ( the “Most Recent Fiscal Month End”). A

Each of the Financial Statements (including the notes thereto, if any) are accurate, complete and consistent with the Books and Records and presents fairly the financial condition, results of operations and cash flows of the Acquired Companies in accordance with GAAP consistently applied throughout the periods covered thereby, provided, however, that the Financial Statements for 2016 and the Most Recent Fiscal Month End are subject to ordinary course adjustments (which are not expected to be material in the aggregate).

3.9 Absence of Undisclosed Liabilities; No Long Term Debt. Except as and to the extent (a) reflected on the face of the Latest Audited Balance Sheet, (b) set forth on Disclosure Schedule 3.9 attached hereto, or (c) incurred in the Ordinary Course of Business after the date of the Latest Audited Balance Sheet, the Acquired Companies do not have any liability or obligation (including without limitation any Indebtedness) of any nature whatsoever, and except to the extent set forth on Disclosure Schedule 3.9, the Acquired Companies have no Long Term Debt or any other liquidated liabilities (excluding rent obligations under Leases) which by its terms includes scheduled payment due dates more than twelve (12) months after the Closing Date.

3.10 Litigation. Except as set forth on Disclosure Schedule 3.10 attached hereto, (a) there is no action, suit, charge, claim, investigation, order or proceeding to which either Acquired Company is a party (either as a plaintiff or defendant) or otherwise pending against either Acquired Company before any court, domestic or foreign Governmental Body or arbitrator; (b) neither Acquired Company, nor to the Knowledge of either Acquired Company has been permanently or temporarily enjoined by any order, judgment or decree of any court or any domestic or foreign Governmental Body or arbitrator from engaging in or continuing any conduct or practice in connection with the Business, assets, or properties of the either Acquired Company; (c) there is not in existence on the date hereof any order, judgment or decree of any court, tribunal or domestic or foreign Governmental Body or arbitrator enjoining or requiring either Acquired Company to take any action of any kind with respect to its Business, assets or properties; and (d) neither Acquired Company is engaged in any legal action to recover monies due it or for damages sustained by it other than collection of Accounts Receivable in the Ordinary Course of Business.

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3.11 Insurance. Disclosure Schedule 3.11 attached hereto sets forth a true, correct and complete list of all fire, theft, casualty, general liability, workers’ compensation, business interruption, environmental impairment, product liability and other insurance policies maintained by the Acquired Companies (or under which either Acquired Company is a named insured or otherwise the beneficiary of any coverage) and of all life insurance policies maintained for any of either Acquired Company’s employees, specifying the type of coverage, the amount of coverage, the premium, the insurer and the expiration date of each such policy (collectively, the “Insurance Policies”) and all claims made under such Insurance Policies since January 1, 2015. To each Acquired Company’s Knowledge, the Acquired Companies have timely reported any and all potential insurance claims to its relevant insurers and Disclosure Schedule 3.11 contains a true and correct listing of all current insurance claims reported to either Acquired Companies’ insurers under its applicable Insurance Policies. True, correct and complete copies of all Insurance Policies have been made available by the Acquired Companies to the Buyer. The Insurance Policies are valid, legal and binding, and in full force and effect and are in amounts and of a nature that the Acquired Companies reasonably believe are adequate for the Acquired Companies’ Business, and the Acquired Companies have maintained during the previous ten (10) years with no gaps in such coverage, Insurance Policies with good and reputable insurers and with coverage believed adequate for the Acquired Companies’ Business as conducted by it during such period. None of Acquired Companies’ insurers to the knowledge of the Acquired Companies is insolvent. All premiums due on the Insurance Policies or renewals thereof have been paid when due and neither Acquired Company is in default under any of the Insurance Policies, and no event has occurred that with notice and lapse of time would constitute a default in any material respect, and to the Knowledge of the Acquired Companies, no party to any of the Insurance Policies is in default. Except as set forth on Disclosure Schedule 3.11 attached hereto, neither Acquired Company has received any written notice or other written communication from any issuer of the Insurance Policies since October 1, 2016 canceling or amending any of the Insurance Policies, increasing any deductibles or retained amounts thereunder, or increasing the annual or other premiums payable thereunder. The Acquired Companies acknowledge that it is the intent of the Parties to this Agreement that all of the rights under any past or current Insurance Policies or coverage maintained for the benefit of the Acquired Companies are to be transferred to Buyer in connection with Buyer’s acquisition (of ownership) of the Acquired Companies hereunder.

3.12 Tangible Personal Property. Disclosure Schedule 3.12 attached hereto sets forth a true, correct and complete list of all items of tangible personal property owned by each respective Acquired Company as of December 31, 2016 having either a net book value or an estimated fair market value in excess of Two Thousand Five Hundred Dollars ($2,500); and Disclosure Schedule 3.12 sets forth a true, current and complete list of all tangible personal property not owned by the Acquired Companies, but in the possession of or used in the Business of the Acquired Companies and having rental payments therefor in excess of One Thousand Dollars ($1,000) per month or Twelve Thousand Dollars ($12,000) per year (collectively, the “Acquired Companies’ Tangible Personal Property”); and Disclosure Schedule 3.12 sets forth a true, current and complete list and descriptions of each respective owner of, and any agreement relating to the use of, each item of Acquired Companies’ Tangible Personal Property not owned by either of the Acquired Companies, and the circumstances under which such Acquired Companies’ Tangible Personal Property is used. Except as disclosed on Disclosure Schedule 3.12:

(a) Each applicable Acquired Company has good, valid and marketable title to each item of Acquired Companies’ Tangible Personal Property owned by it (as indicated on Disclosure Schedule 3.12), free and clear of all Liens;

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(b) No director, officer, stockholder or employee of either of the Acquired Companies, nor any spouse, child or other relative or other affiliate thereof, owns directly or indirectly, in whole or in part, any of the Acquired Companies’ Tangible Personal Property;

(c) The Acquired Companies’ Tangible Personal Property is in good operating condition and repair, normal wear and tear excepted, is currently used by Acquired Companies, as indicated, in the Ordinary Course of Business of the Acquired Companies’ Business and normal maintenance has been consistently performed with respect to the Acquired Companies’ Tangible Personal Property;

(d) Each Acquired Company owns or otherwise has the right to use all of the Acquired Companies’ Tangible Personal Property now used by it in or necessary to the operation of the Business; and

(e) At the Closing, the Acquired Companies’ Tangible Personal Property assets of the Acquired Companies will include all of those tangible personal property assets necessary to conduct the Business as presently conducted and will enable Acquired Companies to operate the Business in the same manner as operated by the Acquired Companies prior to and as of the Effective Time consistent with historic practices.

3.13 Intellectual Property. Disclosure Schedule 3.13 attached hereto sets forth: (i) a true, correct and complete list and, where appropriate, a description of, all items of Intellectual Property, including, but not limited to, patents, trade names, trademarks, trade name and trademark registrations, copyrights and copyright registrations, and know-how and Trade Secrets and applications for any of the foregoing, owned by or used in the Business of the Acquired Companies, and indicating, respectively, whether each Intellectual Property is owned by the Acquired Companies or is used but not owned (the “Acquired Companies’ Intellectual Property”); and (ii) a true, correct and complete list of all licenses or similar agreements or arrangements (excluding off-the-shelf software and any other software that can be purchased for less than $1,000) to which either Acquired Company is a party, either as licensee or licensor, with respect to any Acquired Companies’ Intellectual Property. Except as otherwise disclosed on Disclosure Schedule 3.13:

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(a) Each Acquired Company (i) is the sole and exclusive owner, with good and valid title, of all right, title and interest in and to the Acquired Companies’ Intellectual Property that is depicted on Disclosure Schedule 3.13 as owned by the Acquired Company (including all designs, permits, labels and packages owned by it and used in the Business), free and clear of all Liens or (ii) to Acquired Companies’ Knowledge holds a legal, valid and enforceable license that is in full force and effect as to any Acquired Companies’ Intellectual Property not owned by the Acquired Company and used by that Acquired Company in the conduct of the Business, and as to each item owned by the Acquired Companies (or either of them): (A) the item is not subject to any outstanding junction, judgment, order, decree, ruling, or charge; (B) no action, suit, proceeding, hearing, investigation, charge, complaint, claim or demand is pending or, to the Knowledge of either Acquired Company, is threatened that challenges the legality, validity, enforceability, use, or ownership of the item; and (C) neither Acquired Company has ever agreed to indemnify any Person for or against any interference, infringement, misappropriation, or other conflict with respect to the item; As to each item used by the Acquired Companies (or either of them) under a license, sublicense or other agreement; (D) no party to the license, sublicense, agreement, covenant not to sue, or permission is in material breach, default or permit termination, modification, or acceleration thereunder; (E) no party to the license, sublicense, agreement, covenant not to sue, or permission has repudiated any provision thereof; (F) neither Acquired Company has granted any sublicense or similar right with respect to the license, sublicense, agreement, covenant not to sue, or permission; and (G) no loss or expiration of the item is, threatened, pending, or reasonably foreseeable, except for patents expiring at the end of their statutory terms (and not as a result of any act or omissions by either Acquired Company, including, without limitation, a failure by either Acquired Company to pay any required maintenance fees);

(b) The Acquired Companies have the right and authority to use the Acquired Companies’ Intellectual Property that is used in connection with the conduct of its Business in the manner presently conducted consistent with historic practices of the past three (3) years, and such use, as well as the conduct of the Business of the Acquired Companies, to the Knowledge of the Acquired Companies, does not conflict with, infringe upon or violate any rights including any patent, trademark, trade name, copyright, Trade Secret or other proprietary right, of any third party;

(c) Neither Acquired Company has received notice of, and to the Knowledge of the Acquired Companies there is no basis for, a pending or threatened claim, interference, action or other judicial or adversarial proceeding against the Acquired Companies that any of the Acquired Companies’ operations, activities or services infringes any intellectual property rights, including any patent, trademark, trade name, copyright, Trade Secret or other property right of a third party, or that it is illegally or otherwise using the foregoing;

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(d) To the Knowledge of the Acquired Companies, there are no outstanding disputes or other disagreements with respect to any licenses or similar agreements or arrangements described on Disclosure Schedule 3.13. To the Knowledge of the Acquired Companies, no third party has conflicted with, infringed or otherwise violated any of the Acquired Companies’ Intellectual Property;

(e) The Acquired Companies’ Intellectual Property owned or licensed by either Acquired Company comprises in all material respects all the Acquired Companies’ Intellectual Property used by the Acquired Companies in the conduct of the Business, and is sufficient to conduct Acquired Companies’ Business as presently conducted consistent with historic practices; and

(f) No officer, director, member, stockholder or employee of either of the Acquired Companies, nor any spouse, child or other relative or other Affiliate thereof owns any interest in or to any of the Acquired Companies’ Intellectual Property.

3.14 Real Property; Leases. The Acquired Companies do not own (in fee) any Real Property. “Real Property Leases” means leases of Real Property. The Acquired Companies lease all of their offices and other space used by them pursuant to Real Property Leases. Each Real Property Lease of the Acquired Companies (singularly called an “Acquired Companies’ Real Property Lease”, and plural “Acquired Companies’ Real Property Leases”) are listed on Disclosure Schedule 3.14 attached hereto, is in writing, and the respective premises or space leased is listed or described on Disclosure Schedule 3.14. The Acquired Companies have previously delivered to the Buyer a true and accurate copy of those Real Property Leases listed on Disclosure Schedule 3.14. The Acquired Companies’ Real Property Leases listed on Disclosure Schedule 3.14 include all the leases, subleases licenses and sublicenses of Real Property to which any Acquired Company is a party or under which either Acquired Company is a tenant, subtenant, licensee or sublicensee (including by assignment, if applicable). As to each listed Real Property Lease:

(a) Such Real Property Lease is legal, valid, binding, enforceable and in full force and effect;

(b) Except as described on Disclosure Schedule 3.14, the transactions contemplated by this Agreement do not under the terms of any such Real Property Lease require the consent of any other party to such Real Property Lease, will not result in a breach of or default under such Real Property Lease, and will not otherwise cause such Real Property Lease to cease to be legal, valid, binding, enforceable and in full force and effect on identical terms following the Merger;

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(c) The Acquired Companies are not in breach of or default under any of the Real Property Leases. To the knowledge of the Acquired Companies, the counterparts to or current landlord of the Real Property Lease is not in breach of or default under such Real Property Lease, and no event has occurred or circumstance exists that, with the delivery of notice, the passage of time or both, would constitute such a breach or default, or permit the termination, modification or acceleration of rent under such Real Property Lease;

(d) No Acquired Company has subleased, licensed or otherwise granted any Person the right to use or occupy the Leased Real Property or any portion thereof;

(e) The Leased Real Property identified in Disclosure Schedule 3.14 comprises all of the Real Property used, or intended to be used, in the Business of the Acquired Companies; and neither of the Acquired Companies is a party to any agreement or option to purchase any Real Property or interest therein; and

(f) To the Acquired Companies’ knowledge, all buildings, structures, fixtures, building systems and equipment, and all components thereof, included in the Leased Real Property (the “Improvements”) are in good condition and repair and sufficient for the operation of the Business of the Acquired Companies. The Acquired Companies do not owe any past-due rent and other payments required under each Real Property Lease and neither Acquired Company is liable for paying the costs of any Improvements, repairs or betterments related to the Leased Real Property.

3.15 Accounts Receivable; and Stockholder Debt.

(a) The accounts receivable and notes receivable of the Acquired Companies are the “Accounts Receivable”. Disclosure Schedule 3.15 attached hereto sets forth a true, correct and complete list as of the date of the Latest Balance Sheet, of the audited Accounts Receivable aging of the Acquired Companies, and the unaudited Accounts Receivable aging of the Acquired Companies as of the end of each month for November and December 2016 and January and February 2017. Except as set forth in Disclosure Schedule 3.15, all such Accounts Receivable resulted from the sales of services in the Ordinary Course of Business and are properly reflected on the Books and Records in accordance with GAAP consistent with past practice. Based on historical precedent for the SNI Subsidiary, the aggregate reserve for doubtful accounts set forth on the Latest Audited Balance Sheet is adequate in accordance with GAAP. All receivables set forth on the Latest Audited Balance Sheet are valid receivables, subject to no setoffs or counter-claims known to the Acquired Companies. Except as set forth on Disclosure Schedule 3.15, no Person has any Lien on any Accounts Receivable or any part thereof, and no agreement for deduction, free services, discount or other deferred price or quantity adjustment has been made by either Acquired Company with respect to any Accounts Receivable other than in the Ordinary Course of Business consistent with past practice.

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(b) The Accounts Receivable used to determine Net Working Capital in Appendix I will be those that result from the sales of services in the Ordinary Course of Business and will be properly reflected on the Books and Records in accordance with GAAP consistent with past practice. Based on historical precedent for the SNI Subsidiary, the aggregate reserve for doubtful accounts maintained by the Acquired Companies is in accordance with GAAP.

(c) Except as set forth on Disclosure Schedule 3.15(c), all Indebtedness owed to the Acquired Companies by any SNIH Stockholder or any Affiliate of any SNIH Stockholders in the last twelve (12) months has been paid in full and satisfied in cash (without any forgiveness, waiver, or other agreed reduction or release of any part of the amounts owed other than by cash payment).

3.16 Tax Matters.

(a) The Acquired Companies have previously delivered or made available to the Buyer complete and correct copies of all Tax Returns filed by the Acquired Companies since January 1, 2014.

(b) Except as set forth on Disclosure Schedule 3.16 attached hereto:

(i) The Acquired Companies have timely paid all Taxes due. The Acquired Companies have timely and properly withheld, deducted or collected all Taxes required to have been withheld, deducted or collected by them in connection with amounts paid or owing to any stockholder, employee, creditor, independent contractor, or other third party and, to the extent required, have timely remitted or paid such Taxes to the proper governmental authority;

(ii) The Acquired Companies have timely filed (taking into account any valid extensions) all Tax Returns required to be filed by the Acquired Companies and all such Tax Returns are true, correct and complete in all material respects;

(iii) The Acquired Companies have not waived or extended any applicable statute of limitations relating to the assessment of Taxes, which waiver or extension is currently in effect;

(iv) The Acquired Companies have received no written notice of any examination of any Tax Returns of the Acquired Companies currently in progress or pending, and no deficiencies have been asserted or assessed against either Acquired Company as a result of any audit by the Internal Revenue Service (“IRS”) or any state or local taxing authority and no such deficiency has been proposed;

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(v) The Acquired Companies have established, in accordance with GAAP, an adequate accrual, for any unpaid Taxes that are not yet due or will establish, in accordance with GAAP, on or before the Closing Date, an adequate accrual for the payment of all unpaid Taxes not yet due with respect to any activity prior to or as of the Closing Date;

(vi) Neither Acquired Company is a party to or bound by any Tax allocation or Tax sharing agreement with any Person;

(vii) Neither of the Acquired Companies has been a member of an Affiliated Group filing a consolidated federal Income Tax Return (other than an Affiliated Group consisting of SNI Holdco and SNI Subsidiary);

(viii) The Acquired Companies will not be required to include any item of income in, or exclude any item of deduction from, taxable income for any taxable period ending after the Closing Date as a result of any (i) change in method of accounting for a taxable period ending on or prior to the Closing Date under Code § 481(c) (or any corresponding or similar provision of state, local or foreign Income Tax law); (ii) “closing agreement” as described in Code § 7121 (or any corresponding or similar provision of state, local or foreign Income Tax law); (iii) installment sale made prior to the Closing Date; or (iv) material prepaid amount received on or prior to the Closing Date; and

(ix) Neither Acquired Company is a party to any agreement, contract, arrangement or plan that has resulted or would result, separately or in the aggregate, in the payment of any “excess parachute payment” within the meaning of Code § 280G (or any corresponding provision of state, local or foreign Income Tax law).

(c) Disclosure Schedule 3.16 attached hereto sets forth those taxable years in the last seven years for which the Tax Returns of each Acquired Company have been reviewed or audited by applicable federal, state, local and foreign taxing authorities.

(d) Merger. Since January 1, 2014, the SNIH Stockholders did not dispose of any shares of stock in SNI Holdco to SNI Holdco or any person related to SNI Holdco, or receive any distribution from SNI Holdco, in a manner that would cause the Merger to violate the continuity of stockholder interest requirement set forth in Treasury Regulations §1.368-1(e).

3.17 Books and Records.

(a) The general ledgers and books of account of the Acquired Companies and all other books and records of each respective Acquired Company (collectively, the “Books and Records”) for the past three (3) years have been maintained in accordance with good business practice with all applicable procedures required by Law.

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(b) The Acquired Companies have implemented and maintain a system of internal control over financial reporting believed sufficient to provide reasonable assurance regarding the reliability of financial reporting and the preparation of financial statements for external purposes in accordance with GAAP, including that (i) transactions are executed in accordance with management’s general or specific authorizations, (ii) transactions are recorded as necessary to permit preparation of financial statements in conformity with GAAP and to maintain asset accountability, (iii) access to assets is permitted only in accordance with management’s general or specific authorization, and (iv) the recorded accountability for assets is compared with the existing assets at reasonable intervals and appropriate action is taken with respect to any differences.

(c) The minute books of each Acquired Company contain complete and correct Records of all meetings held, and actions taken by written consent of, the holders of voting securities, the board of directors or Persons exercising similar authority, and committees of the board of directors or such Persons of such Acquired Company, and no meeting of any such holders, board of directors, Persons, or committee has been held, and no other action has been taken, for which minutes or other evidence of action have not been prepared and are not contained in such minute books. Each Acquired Company has at all times maintained complete and correct Records of all issuances and transfers of its equity securities including stock. At the Closing, all such minute books and Records will be in the possession of the applicable Acquired Company and located at the offices of the Acquired Companies in Des Moines, Iowa.

3.18 Contracts and Commitments.

(a) Disclosure Schedule 3.18(a) attached hereto contains a true, complete and correct list (with reasonable specificity) of the following contracts and agreements of the Acquired Companies (or either of the Acquired Companies as indicated) (the contracts and agreements required to be so listed are referred to as “Contracts”) (with each such listed Contract indexed to the pertinent subsection referenced on Disclosure Schedule 3.18(a) by applicable subsection number):

(i) all loan agreements, promissory notes, indentures, mortgages, guaranties and other agreements relating to borrowed or the borrowing of money, or a guaranty or surety of any obligation, to which either Acquired Company is a party or by which either Acquired Company or any of its property or assets is bound;

(ii) all pledges, conditional sale or title retention agreements, security agreements, equipment obligations, and lease purchase agreements to which either Acquired Company is a party or by which either Acquired Company or any of its property or assets is bound or encumbered by Liens;

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(iii) all contracts, agreements, commitments, purchase orders or other understandings or arrangements to which either Acquired Company is a party or by which either Acquired Company or any of its property or assets is bound which (A) involve payments or receipts by either Acquired Company of more than Twenty-Five Thousand Dollars ($25,000), in the case of any single contract, agreement, commitment, understanding or arrangement under which full performance (including payment) has not been rendered by all parties thereto or (B) which may materially adversely affect the condition (financial or otherwise) of the properties, assets, Business or prospects of the Acquired Companies;

(iv) all collective bargaining agreements to which either Acquired Company is a party or by which either Acquired Company or any of its property or assets is bound;

(v) all employee leasing agreements, employment and consulting agreements, deferred executive compensation plans, profit sharing, bonus plans, deferred compensation agreements, pension plans, retirement plans, employee stock option or stock purchase agreements or plans and group life, health and accident insurance and other employee benefit plans, agreements, arrangements or commitments to which either Acquired Company is a party or by which either Acquired Company or any of its property or assets is bound;

(vi) all agreements concerning confidentiality or non-competition to which either Acquired Company is a party or by which either Acquired Company or any of its property or assets is bound (including without limitation any such agreement binding on any stockholder, director, officer, manager, employee or consultant (individually or through an Affiliate entity) of either Acquired Company); and the material terms of any restrictions on either Acquired Company in such agreement are summarized in Disclosure Schedule 3.18(a)(vi) to the Agreement with respect to the applicable agreements listed therein;

(vii) all agreements under which either Acquired Company has advanced or loaned any amount to any of its stockholders, directors, officers, managers or employees;

(viii) all agency, sales representative and similar agreements to which either Acquired Company is a party or by which either Acquired Company or any of its property or assets is bound;

(ix) all contracts, agreements or other understandings or arrangements between SNI Subsidiary or SNI Holdco and any other Affiliate of Mr. Smith, Smith Holdings, LLC or either Acquired Company;

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(x) all Real Property Leases, whether operating, capital or otherwise, under which either Acquired Company is lessor or lessee; and all Acquired Companies’ Tangible Personal Property and Acquired Companies’ Intellectual Property leases, licenses or other agreements under which either Acquired Company is lessor, lessee, or otherwise a party, for the lease or license (including sublessor or sublessee) of personal property assets, tangible or intangible, providing for lease in payments in excess of Five Thousand Dollars ($5,000) per annum.

(xi) (A) all agreements (or group of related agreements) to which either Acquired Company is a party or by which either Acquired Company or any of its property or assets is bound for the purchase or sale of raw materials, commodities, supplies, products, or other personal property, or for the furnishing or receipt of services, the performance of which will extend over a period of more than one (1) year or involve consideration in excess of Five Thousand Dollars ($5,000), and also (B) of the above listed agreements, Disclosure Schedule 3.18(a)(xi) to the Agreement specifically identifies those (and only those) agreements which extend over a period of more than three (3) years or involve consideration in excess of Twenty-Five Thousand Dollars ($25,000);

(xii) all agreements concerning a partnership or joint venture to which either Acquired Company is a party or by which either Acquired Company or any of its property or assets is bound;

(xiii) all agreements to which either Acquired Company is a party or by which either Acquired Company or any of its property or assets is bound for the employment of any individual on a full-time basis, part-time or consulting basis providing any of the following: (A) annual compensation in excess of Thirty Thousand Dollars ($30,000), (B) a guaranty of employment of one (1) year or more, or (C) severance benefits;

(xiv) all agreements under which either Acquired Company has advanced or loaned any other Person amounts in the aggregate exceeding Five Thousand Dollars ($5,000);

(xv) all settlements, conciliations or similar agreements involving either Acquired Company to which either Acquired Company is a party or by which either Acquired Company or any of its property or assets is bound with any Governmental Body or which will likely involve payment after the Closing Date of consideration in excess of Five Thousand Dollars ($5,000);

(xvi) all other agreements (or group of related agreements) to which either Acquired Company is a party or by which either Acquired Company or any of its property or assets is bound the performance of which involves consideration or expenditures by either Acquired Company in excess of Five Thousand Dollars ($5,000);

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(xvii) Disclosure Schedule 3.18(a)(xvii) to the Agreement contains a general, accurate description accurate of the history and scope of any claims under warranties under contracts or agreements with clients for work done by either Acquired Company for that client; and

(xviii) all other material agreements or Contracts to which either Acquired Company is a party or by which either Acquired Company or any of its property or assets is bound, or under which the consequences of a termination or default could have a Material Adverse Effect.

(b) Except as set forth on Disclosure Schedule 3.18(b) attached hereto:

(i) Each Contract is a valid and binding agreement of the applicable Acquired Company party thereto, enforceable against such Acquired Company in accordance with its terms, and neither Acquired Company has any Knowledge that any Contract is not a valid, binding and enforceable agreement of the other parties thereto;

(ii) The Acquired Companies have fulfilled all material obligations required pursuant to the Contracts to have been performed by the Acquired Companies, on their respective part as of the Effective Time, and the Acquired Companies have no reason to believe that it will not be able to fulfill, when due, all of its obligations under the Contracts which remain to be performed;

(iii) Neither Acquired Company has assigned, in whole or part, nor is in breach of or in default under any Contract referenced in Section 3.18(a)(i) through (xviii), inclusive, and is not in material breach of or in material default under any other Contract, and no event has occurred which, with the passage of time or giving of notice or both, would constitute such a breach or default, result in a loss of rights or result in the creation of any Lien;

(iv) To the Knowledge of each Acquired Company, there is no existing breach or default by any other party to any Contract;

(v) Neither Acquired Company is restricted by any Contract from carrying on its Business anywhere in the world; and

(vi) Neither Acquired Company has any material oral Contracts or agreements to which it is a party or to which it or any of its property or assets is bound.

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(c) Except as set forth on Disclosure Schedule 3.18(c), the continuation, validity and effectiveness of each Contract will not be affected by the consummation of the transaction and Merger completed hereby or the transfer of the SNI Holdco Shares or Certificates for those to Buyer or Surviving Company under this Agreement.

(d) True, correct and complete copies of all Contracts, together with all amendments, waivers or other changes thereto, have previously been made available by the Acquired Companies to the Buyer.

3.19 Compliance with Permits and Laws.

(a) The Acquired Companies have all Necessary Permits from foreign, federal, state and local authorities affecting the Acquired Companies’ Business and own and operate their respective assets, except for those Permits as to which the failure to obtain would not have a Material Adverse Effect on the Acquired Companies. Disclosure Schedule 3.19(a) attached hereto sets forth a true, correct and complete list of the Acquired Companies’ Permits (exclusive of Permits from local authorities), copies of which have previously been made available by the Acquired Companies to the Buyer (exclusive of Permits from local authorities). Each Acquired Company has complied with and is in compliance with the terms and conditions of such Permits and has not received any notices that it is in violation of any of the terms or conditions of such Permits. Each Acquired Company has taken all necessary action to maintain such Permits. No loss or expiration of any such Permit is pending, reasonably foreseeable, or, to the Acquired Companies’ Knowledge, threatened other than expiration in accordance with the terms thereof.

(b) The Acquired Companies have in all material respects complied with all applicable Laws, and are not in material violation of any Law, including any Law relating to the Business or the ownership or use of any of their assets. No notice, claim, charge, complaint, action, suit, proceeding, investigation or hearing has (i) been received by either Acquired Company or, (ii) to either Acquired Companies’ Knowledge, been filed or commenced against either of the Acquired Companies, alleging a violation of or liability or potential responsibility under any such law, rule or regulation which has not heretofore been duly cured and for which there is no remaining liability.

(c) The representatives of the Acquired Companies have not, to obtain or retain business, directly or indirectly offered, paid or promised to pay, or authorized the payment of, any money or other thing of value (including any fee, gift, sample, travel expense or entertainment with a value in excess of One Hundred Dollars ($100) in the aggregate to any one individual in any year) to: (i) any person who is an official, officer, agent, employee or representative of any Governmental Body or of any existing or prospective customer (whether government owned or nongovernment owned); (ii) any political party or official thereof; (iii) any candidate for political or political party office; or (iv) any other individual or entity; while knowing or having reason to believe that all or any portion of such money or thing of value would be offered, given, or promised, directly or indirectly, to any such official, officer, agent, employee, representative, political party, political party official, candidate, individual, or any entity affiliated with such customer, political party, official or political office.

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3.20 Employee Relations.

(a) To the Knowledge of each Acquired Company, each Acquired Company is in compliance with all Laws, including without limitation Labor Laws, respecting employment and employment practices, terms and conditions of employment, and wages and hours, and is not engaged in any unfair labor practice; and there are no arrears in the payment of wages or payment or withholding of all applicable federal, state, and local payroll-related Taxes.

(b) Except as set forth on Disclosure Schedule 3.20(b) attached hereto:

(i) none of the employees of either Acquired Company is or has been represented by any labor union while employed by such Acquired Company;

(ii) there are no unfair labor practices charges or other complaint against either Acquired Company pending before the National Labor Relations Board, the U.S. Equal Employment Opportunity Commission, the Department of Labor, or any other Governmental Body;

(iii) there is no labor strike involving either Acquired Company (including, without limitation, any organizational drive);

(iv) there is no labor grievance pending against either Acquired Company;

(v) there is no, nor has there been in the last three (3) years, any pending union representation petition respecting the employees of either Acquired Company; and

(vi) within the past three (3) years, neither Acquired Company implemented any employee layoffs that could implicate the Worker Adjustment and Retraining Notification Act or any similar law.

(c) To the Knowledge of each Acquired Company, each Acquired Company is in compliance with all Laws relating to the employment of persons who are not citizens or lawful permanent residents of the United States, including but not limited to the provisions of the Immigration and Nationality Act, as amended, and the requirements of the Immigration Reform and Control Act of 1986. Neither Acquired Company currently employs any individual whose work authorization depends upon employer sponsorship. To the Knowledge of each Acquired Company, each Acquired Company is in compliance with the requirements of the Immigration Reform and Control Act of 1986 (i) to verify each of its employees’ authorization to be employed in the United States and, (ii) to retain documentation of such authorization, including without limitation all Forms I-9 and all attached and/or supporting documentation.

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(d) Disclosure Schedule 3.20(d) attached hereto sets forth a true, correct and complete list of each Acquired Company’s current Core Employees (as defined in subsection (e) below) as of the Most Recent Fiscal Month End and the compensation of each of its salaried and hourly Core Employees paid to each such Core Employee as of the Most Recent Fiscal Month End.

(e) Disclosure Schedule 3.20(e) attached hereto sets forth a true, correct and complete description of any agreements with any employees or other parties that results in a bonus or other payment accruing or becoming due as a result of the transactions contemplated by this Agreement (“Change of Control Bonuses”) with the exception of the MIP Plan and the agreement with Baird.

3.21 Key Employees.

(a) Disclosure Schedule 3.21(a) identifies each of the individuals who currently perform or have performed in the last twenty-four (24) months any of the following services for the Acquired Companies: recruiting of workers, marketing and customer relations (each individual being a “Key Employee”). Furthermore, Disclosure Schedule 3.21(a) sets forth the identity and job descriptions for each of the Key Employees.

(b) Each of the Key Employees has entered into the confidentiality and non-solicitation agreement in the form attached as part of Disclosure Schedule 3.21(b). To the Knowledge of each Acquired Company, no Key Employee is subject to any non-competition or confidentiality agreement with any Person other than the Acquired Companies.

(c) Disclosure Schedule 3.21(c) identifies all (and only) those Key Employees which meet any of the following criteria: (i) received a performance or unscheduled bonus (in the form of cash or other consideration) from the Acquired Companies within the last twelve (12) months, or (ii) are by the measure of total sales, total revenues, or total new accounts (by volume or business projected from the new customer/client), within the top three (3) employees of Acquired Companies, of all the Key Employees.

(d) Disclosure Schedule 3.21(d) lists any intellectual property rights or copyright license agreements binding upon or obligating, to the Knowledge of the Acquired Companies, any Key Employee of the Acquired Companies individually.

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(e) Disclosure Schedule 3.21(e) lists any franchise, distribution, commission, agency or representation agreements relating to the staffing, recruiting, and employee placement services business binding upon or obligating the Acquired Companies or, to the Knowledge of the Acquired Companies, any Key Employee of the Acquired Companies individually.

(f) Disclosure Schedule 3.21(f) lists all life insurance policies paid for or maintained by or for either of the Acquired Companies (or under which either Acquired Company is a primary beneficiary of any coverage payments), which are maintained for or cover the lives (or insure against the death of) any of either Acquired Company’s employees (collectively called “Key Man Insurance”); and such list includes the insured (i.e., name of the person whose death is insured against), the insurer, the expiration date of the policy, the owner of the policy, the primary beneficiary thereof and the amount of the respective coverage amount. All Key Man Insurance policies paid for or maintained by or for either or both of the Acquired Companies (i) are owned and controlled by the Acquired Companies, and (ii) provide that one or both of the Acquired Companies are the primary beneficiary thereunder.

3.22 Employee Benefit Plans and Self-Funded Group Health Plan.

(a) Disclosure Schedule 3.22(a) lists each Employee Benefit Plan that either Acquired Company maintains, to which either Acquired Company contributes or has any obligation to contribute, or with respect to which either Acquired Company has any liability.

(i) Each such Employee Benefit Plan (and each related trust, insurance contract, or fund) has been maintained, funded and administered in all material respects in accordance with the terms of such Employee Benefit Plan and complies in form and in operation in all material respects with the applicable requirements of ERISA, the Code, the Affordable Care Act and all other applicable laws.

(ii) All required reports and descriptions (including Form 5500 annual reports, summary annual reports, and summary plan descriptions) have been timely filed and/or distributed in accordance with the applicable requirements of ERISA and the Code with respect to each such Employee Benefit Plan. The requirements of COBRA have been met in all material respects with respect to each such Employee Benefit Plan and each Employee Benefit Plan maintained by an ERISA Affiliate that is an Employee Welfare Benefit Plan subject to COBRA.

(iii) All contributions (including all employer contributions and employee salary reduction contributions) that are due have been made within the time periods prescribed by ERISA and the Code to each such Employee Benefit Plan that is an Employee Pension Benefit Plan and all contributions for any period ending on or before the Closing Date that are not yet due have been made to each such Employee Pension Benefit Plan or accrued in accordance with the past custom and practice of the applicable Acquired Company. All premiums or other payments for all periods ending on or before the Closing Date have been paid with respect to each such Employee Benefit Plan that is an Employee Welfare Benefit Plan.

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(iv) Each such Employee Benefit Plan that is intended to meet the requirements of a “qualified plan” under Code §401(a) has either received a determination from the Internal Revenue Service that such Employee Benefit Plan is so qualified, or is based on an IRS pre-approved prototype volume submittal specimen plan document, and neither Acquired Company has Knowledge of any facts or circumstances that would reasonably be expected to adversely affect the qualified status of any such Employee Benefit Plan.

(v) There have been no Prohibited Transactions with respect to any such Employee Benefit Plan or any Employee Benefit Plan maintained by an ERISA Affiliate. No Fiduciary has any liability for material breach of fiduciary duty or any other material failure to act or comply in connection with the administration or investment of the assets of any such Employee Benefit Plan. No action, suit, proceeding, hearing, or investigation with respect to the administration or the investment of the assets of any such Employee Benefit Plan (other than routine claims for benefits) is pending or, to the Knowledge of the Acquired Companies, threatened.

(vi) The Acquired Companies have delivered or made available to Buyer correct and complete copies of the plan documents and summary plan descriptions, the most recent determination letter received from the Internal Revenue Service, the most recent annual report (Form 5500, with all applicable attachments), and all related trust agreements, insurance contracts, and other funding arrangements which implement each such Employee Benefit Plan.

(b) Neither any Acquired Company nor any ERISA Affiliate contributes to, has any obligation to contribute to, or has any material liability under or with respect to any Employee Pension Benefit Plan that is a “defined benefit plan” (as defined in ERISA §3(35)).

(c) Neither any Acquired Company nor any ERISA Affiliate contributes to, has any obligation to contribute to, or has any material liability (including withdrawal liability as defined in ERISA §4201) under or with respect to any Multiemployer Plan.

(d) Except for the Self-Funded Group Health Plan described in Disclosure Schedule 3.22 (d) attached hereto (the “Self-Funded Group Health Plan”), neither Acquired Company maintains, contributes to or has an obligation to contribute to, or has any material liability or potential liability with respect to, any Employee Welfare Benefit Plan or other arrangement providing health or life insurance or other welfare-type benefits for current or future retired or terminated employees (or any spouse or other dependent thereof) of the Acquired Companies. The Self-Funded Group Health Plan maintained by SNI Subsidiary has been operated in all material respects in accordance with all applicable Law including, but not limited to, ERISA, the Affordable Care Act (ACA), Health Insurance Portability and Accountability Act (HIPAA), Consolidated Omnibus Budget Reconciliation Act (COBRA), the Americans with Disabilities Act (ADA), the Pregnancy Discrimination Act, the Age Discrimination in Employment Act and the Civil Rights Act. The Self-Funded Group Health Plan has been properly reserved as required and all filings required by applicable federal, state or local or other Law have been made, and SNI Subsidiary maintains adequate reserves for the Self-Funded Group Health Plan sufficient to meet the needs and fund all claims to a degree and in manner consistent with applicable Law, and with sound and commercially reasonable actuarial and accounting practices.

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(e) The consummation of the transactions contemplated by this Agreement will not accelerate the time of the payment or vesting of, or increase the amount of, or result in the forfeiture of compensation or benefits under, any Employee Benefit Plan, except as set forth on Disclosure Schedule 3.22(e) with respect to the MIP.

(f) Disclosure Schedule 3.22(f) lists each written agreement, contract, or other arrangement - whether or not an Employee Benefit Plan (each called a “Nonqualified Plan”) - to which any Acquired Company is a party that is a “nonqualified deferred compensation plan” subject to Code §409A. Each Nonqualified Plan has been maintained in good faith compliance with Code §409A and the regulations thereunder and no amounts under any such Nonqualified Plan is or has been subject to any material interest and additional tax set forth under Code §409A(a)(1)(B). No Acquired Company has any actual or potential obligation to reimburse or otherwise “gross-up” any Person for the interest or additional tax set forth under Code §409A(a)(1)(B).

(g) Neither Acquired Company has attempted to maintain the grandfathered health care plan status under the Affordable Care Act of any Employee Benefit Plan.

(h) Disclosure Schedule 3.22(h) lists each health insurance plan and policy that any Acquired Company maintains, to which each Acquired Company contributes, or has any obligation to contribute, or with respect to which any Acquired Company has liability. Each Acquired Company has properly prepared and distributed to its applicable employees the “summary of benefits and coverage” for each group health plan in accordance with the Affordable Care Act and all other applicable laws.

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3.23 Conduct of Business. Except as set forth on Disclosure Schedule 3.23 attached hereto, since December 31, 2016, each Acquired Company has carried on the Business diligently and in the Ordinary Course of Business and has not made or instituted any unusual or new methods of purchase, sale, performance, lease, management, accounting or operation. Since December 31, 2016, each Acquired Company has caused all of its property to be used, operated, repaired and maintained in a normal and the Ordinary Course of Business manner consistent with past practice. The Acquired Companies do not maintain any inventory of goods except as may be set forth on the Most Recent Balance Sheets.

3.24 Absence of Certain Changes or Events. Except as set forth on Disclosure Schedule 3.24 attached hereto, since December 31, 2016, (unless a more recent date is specified below), the Acquired Companies have not entered into any transaction that is not in the usual and Ordinary Course of Business consistent with past practice, and, without limiting the generality of the foregoing, neither Acquired Company has:

(a) suffered any Material Adverse Effect on its Business;

(b) suffered any theft, damage, destruction or casualty loss to its assets in excess of Twenty-Five Thousand Dollars ($25,000) in the aggregate, whether or not covered by insurance;

(c) since December 31, 2016, incurred, assumed or suffered to exist any Indebtedness for borrowed money (other than the Indebtedness to be paid at Closing), other than as set forth on the face of the Latest Balance Sheet;

(d) since December 31, 2016 and except as contemplated by this Agreement, discharged or satisfied any Lien or encumbrance or paid any obligation or other liability, other than current liabilities set forth on the face of the Latest Balance Sheet paid or discharged in the Ordinary Course of Business consistent with past practice;

(e) mortgaged, pledged or subjected to Lien, any of its properties or assets;

(f) sold or purchased, assigned or transferred any of its intangible assets or canceled any debts or claims except in the Ordinary Course of Business;

(g) made any material amendment to or termination of any Contract;

(h) made any material changes in compensation of its senior officers or directors;

(i) made any change in the terms of, or material increase or decrease in, any Employee Benefit Plan;

(j) amended or taken any action to amend its Charter or bylaws;

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(k) issued or changed the authorized or issued securities of any Acquired Company, sold any equity in either Acquired Company or granted any option to purchase or subscribe for any of such equity;

(l) since December 31, 2016 and except as contemplated by this Agreement, declared or made any dividend, payment or other distribution with respect to the SNI Holdco Shares or any other security in Acquired Company, purchased or entered into any agreement to redeem any portion of the shares or other securities in the Acquired Company, or actually redeemed or repurchased any capital stock or other security of the either Acquired Company;

(m) sold, leased, assigned, encumbered by Lien or transferred any of its properties or assets;

(n) except as contemplated by this Agreement, directly or indirectly engaged in any transaction, arrangement or contract with any Affiliate or Insider;

(o) made any capital investments in, loan to or acquired (by merger, consolidation or acquisition of stock or assets) any interest in any corporation, limited liability company, partnership or other business organization or division thereof or any equity interest therein;

(p) authorized or made any new capital expenditure or expenditures that in the aggregate are in excess of the applicable Acquired Companies’ budget therefor;

(q) settled any litigation, claim or action for an amount in excess of Twenty-Five Thousand Dollars ($25,000) or involving equitable or injunctive relief;

(r) changed its fiscal year or changed its methods, policies or practices of accounting, except as required by changes in GAAP as concurred in by the Acquired Companies’ independent accountants;

(s) made, accrued or entered into or amended any agreement or otherwise became liable for any severance, bonus, profit sharing incentive payment, retirement, pension, loan or benefit to any director, manager, officer, employee or consultant of either Acquired Company, except for accruals under existing Employee Benefit Plans in the Ordinary Course of Business, if any;

(t) made or revoked any material election under the Code or the Tax statutes of any state or other jurisdiction or consented to any extension or waiver of the limitation period applicable to any claim or assessment relating to Taxes;

(u) entered into or amended any employment arrangement or otherwise hired any management personnel reasonably expected to earn more than One Hundred Thousand Dollars ($100,000) per year;

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(v) released or waived of any claim or right of either Acquired Company with a value in excess of Twenty-Five Thousand Dollars $25,000;

(w) agreed to, nor made or suffered any modification, termination, or expirations of, nor received notice of termination of, any Contracts listed or described in Section 3.18;

(x) suffered, permitted, caused (by action or omission), taken, made or entered or agreed to any other material occurrence, event, action, failure to act, or agreement or transaction, that is outside the Ordinary Course of Business of either Acquired Company; or

(y) committed or agreed to do any of the foregoing in the future.

3.25 Customers and Suppliers. Disclosure Schedule 3.25 attached hereto sets forth a true, correct and complete list of the names and addresses of the top twenty (20) customers of the Acquired Companies (based on total billings) for calendar year 2016 (the “Material Customers”) and the total net sales to each respective Material Customer in the period from January 1, 2016 through December 31, 2016. Disclosure Schedule 3.25 also lists the top twenty (20) customers for the Acquired Companies during the first two months of 2017 (based on total billings). Since January 1, 2016, none of the Material Customers has given written notice that it has decided to stop purchasing services from the Acquired Companies, and, except as noted on Disclosure Schedule 3.23, there has been no material change in the terms or prices at which such Material Customers purchase services from the Acquired Companies. Neither Acquired Company has received written notice of, and neither Acquired Company has Knowledge of, any dispute between either of the Acquired Companies and any of the Material Customers. Disclosure Schedule 3.25 also sets forth the following by customer for October, November and December 2016: (i) revenue, (ii) average spread, (iii) average bill rate, and (iv) billable headcount. Since January 1, 2016, no supplier of the Acquired Companies has indicated it shall stop supplying material products or services to the Acquired Companies.

3.26 Security Deposits. Disclosure Schedule 3.26 attached hereto sets forth a list and amount of all security deposits paid by either of the Acquired Companies under Real Property Leases or personal property leases.

3.27 Banking Facilities. Disclosure Schedule 3.27 attached hereto sets forth a true, correct and complete list of:

(a) each bank, savings and loan or similar financial institution in which either Acquired Company has an account or safety deposit box and the numbers of the accounts or safety deposit boxes maintained by such Acquired Company thereat; and

(b) the names of all persons authorized to draw on each such account or to have access to any such safety deposit box facility, together with a description of the authority (and conditions thereof, if any) of each such person with respect thereto.

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3.28 Powers of Attorney and Suretyships. Neither Acquired Company has any general or special powers of attorney outstanding (whether as grantor or grantee thereof), nor has any obligation or liability (whether actual, accrued, accruing, contingent or otherwise) as guarantor, surety, consigner, endorser, co-maker, indemnitor or otherwise in respect of the obligation of any Person.

3.29 Conflicts of Interests. Except as set forth on Disclosure Schedule 3.29 attached hereto, no Insider or other Affiliate (excluding Madison and Thrivent) now has or within the last two (2) years had:

(a) a material equity or debt interest in any Person that purchases or during such period purchased from the Acquired Companies any goods or services; or

(b) a position as an officer, director or employee of any customer or supplier of either Acquired Company.

3.30 Regulatory Approvals. As of Closing, except as noted on Disclosure Schedule 3.30, all consents, approvals, authorizations and other requirements prescribed by any Law, rule, order or regulation which must be obtained or satisfied by the Acquired Companies and which are necessary for the consummation of the transactions contemplated by this Agreement will have been obtained and satisfied.

3.31 Software.

(a) Except for off-the-shelf software that can be purchased for less then $500, Disclosure Schedule 3.31 attached hereto sets forth a true, correct and complete list and, where appropriate, a description of, all software that is, and will be after Closing, necessary to conduct the Business operations as presently conducted by the Acquired Companies (the “Acquired Companies’ Software”). The Acquired Companies have made available to the Buyer true, correct and complete copies of all licenses, development agreements and other agreements relating to the Software.

(b) Acquired Companies have the right to use the Software pursuant to an agreement set forth on Disclosure Schedule 3.31(b). Neither Acquired Company has received notice of, and has no Knowledge of any basis for, a claim against it that any of the Acquired Companies’ Software or its use of any of the Acquired Companies’ Software infringes on any copyright or other property right of a third party, or that either Acquired Company is illegally or otherwise using the Acquired Companies’ Software. Neither Acquired Company has any disputes outstanding or, to the Knowledge of the Acquired Companies, threatened disputes relating to any of the Acquired Companies’ Software.

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(c) Business Continuity. None of the computer software, computer hardware (whether general or special purpose), telecommunications capabilities (including all voice, data and video networks) and other similar or related items of automated, computerized, and/or software systems and any other networks or systems and related services that are used by or relied on by the Acquired Companies in the conduct of their Business (collectively, the “Systems”) have experienced failures, breakdowns, or continued substandard performance in the past twelve (12) months that has caused any substantial disruption or interruption in, or to the use of, any such Systems by the Acquired Companies. The Acquired Companies are covered by business interruption insurance in scope and amount customary and reasonable to ensure the ongoing business operations of the Business.

3.32 Employees; Non-Compete Agreements. Except as set forth on Disclosure Schedule 3.32, each non-temporary employee of either Acquired Company is bound by an agreement containing covenants prohibiting such employee from competing with the Acquired Companies or the Business of the Acquired Companies. The Acquired Companies have made a true, correct and complete copy of each such agreement available to the Buyer. To the Knowledge of Acquired Companies, no non-temporary employee at either Acquired Company is bound by any non-competition agreement enforceable by another party to restrict that employee’s ability to compete with any other company or business. Except as described in particular on Disclosure Schedule 3.32, since January 1, 2013, there has been no litigation pending, or to the Knowledge of the Acquired Companies, threatened against either Acquired Company by or before any court or governmental authority with respect to any current or former employees, officers, directors, managers, or consultants of either Acquired Company.

3.33 Compliance with Environmental Laws.

(a) To the Knowledge of the Acquired Companies, each Acquired Company has complied and is complying with all requirements of Environmental Laws (as defined below), and neither Acquired Company has received any notice or communication from any individual private citizen or citizen’s group or federal, state or local governmental or regulatory agencies authority or otherwise of any violation or noncompliance or liability under Environmental Laws.

(b) To the Knowledge of the Acquired Companies, there are no past or present circumstances, activities, events, conditions or occurrences that could: (i) be anticipated to form the basis of an Environmental Claim (as defined below) or any other action against either Acquired Company, including without limitation with respect to any Real Properties owned or leased by either Acquired Company presently or in the past; (ii) cause any Leased Real Property or other Real Property owned by the Acquired Companies to be subject to any restrictions on its ownership, occupancy, use or transferability under any Environmental Laws; (iii) require the filing or recording of any notice or restriction relating to the presence of Hazardous Substances in the deed to the Real Properties; or (iv) prevent or interfere in any material respect with Buyer’s ability to fully operate and maintain the Business.

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(c) There are no past, or to the Acquired Companies’ Knowledge, pending or threatened Environmental Claims against the properties or either Acquired Company with respect to the Real Properties.

(d) Neither Acquired Company has any environmental audits, environmental reports, or other material environmental documents relating to its past or current Leased Real Properties or other, facilities or operations that are in its possession or under its control.

(e) “Environmental Laws” mean any federal, state, or local statute, ordinance, rule, regulation, code, or common law and any license, permit, authorization, approval, consent, order, judgment, decree, injunction, or agreement with any governmental or regulatory entity now or hereafter in effect, and any Environmental, Health and Safety Requirements, pertaining to pollution or protection of the environment, public health, worker safety, industrial hygiene, or the environmental conditions on, under, or about the property (including without limitation, ambient air, surface water, ground water, wetlands, land surface or sub-surface strata, and wild life, aquatic species and vegetation), including without limitation Laws and regulations relating to admissions, discharges, releases or threatened releases of Hazardous Substances or materials (including without limitation Hazardous Substances defined below) whether or otherwise relating to the manufacturer, processing, distribution, use, treatment, storage, disposal, transport or handling of toxic or hazardous materials and substances. Environmental Laws include, without limitation, the Comprehensive Environmental Response, Compensation and Liability Act of 1980, as amended (“CERCLA”): the Federal Insecticide, Fungicide, and Rodenticide Act as amended (“FIFRA”); the Resource Conservation and Recovery Act, as amended (“RCRA”); the Toxic Substances Control Act, as amended (“TSCA”); the Clean Air Act as amended (“CAA”); the Federal Water Pollution Control Act, as amended (“FWPCA”); the Oil Pollution Act of 1990, as amended (“OPA”); the Fish and Wildlife Coordination Act, as amended (“FWCA”); the Endangered Species Act, as amended (“ESA”); the Wild and Scenic Rivers Act, as amended, (“WSRA”); the Rivers and Harbors Act of 1899, as amended (“1899 Rivers Act”); the Water Resources Research Act of 1984, as amended (“WRRA”); the Occupational Safety and Health Act, as amended (“OSHA”) and the Safe Drinking Water Act, as amended (“SDWA”); all comparable state and local counterparts or equivalence to the final laws listed above and any common law that may impose liability or obligations for injuries or damages due to, or threatened as a result of, the presence of or any exposure to any Hazardous Substances.

(f) “Hazardous Substance” means any substances included within the definition of “hazardous substances,” “hazardous material,” “toxic substances,” or “solid waste” under CERCLA, RCRA, and the Hazardous Materials Transportation Act, 49 U.S.C. § 1801 et seq. and the regulations promulgated pursuant to said laws and such other substances, materials and waste which are or become regulated under applicable local, state, federal Law or which are classified as hazardous or toxic under federal, state or local Laws or regulations. Hazardous Substances include, without limitation, petroleum products and any derivative or by-product thereof, mold, asbestos, radioactive materials and polychlorinated biphenyls.

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(g) “Environmental Claims” shall mean any and all administrative, regulatory or judicial action or causes of action, suits, obligations, liabilities, losses, proceedings, executory decrees, judgments, penalties, liens, notices of non-compliance or violation or legal fees or costs of investigations or proceedings based on any Environmental Law or any Permit issued under any such Environmental Law or arising from the presence or release or alleged presence or release into the environment of any Hazardous Substance including, without limitation, and regardless of the merit of such claim, any and all claims by any governmental or regulatory authority or by any third party for enforcement, cleanup, removal, response, remedial or other actions or damages, contribution, indemnification, cost recovery, compensation or injunctive relief pursuant to any Environmental Law or any alleged injury or threat of injury to health, safety or the environment.

3.34 Services Warranty. Disclosure Schedule 3.34 includes copies of the standard customer contracts used by the Acquired Companies for delivery of temporary services and permanent placement services. No service performed by either Acquired Company is subject to any guaranty, warranty or other indemnity beyond the applicable standard terms and conditions of sale or lease set forth in Disclosure Schedule 3.34, except as separately set forth on Disclosure Schedule 3.34.

3.35 Product Liability. The Acquired Companies do not sell products in the Ordinary Course of Business of the Business and have no product liability exposure.

3.36 Data Privacy. To the knowledge of either Acquired Company, the Acquired Companies’ Business has complied with and, as presently conducted and as presently proposed to be conducted, is in compliance with, all Data Laws except, in each case, to the extent that a failure to comply would not have a Material Adverse Effect. To the Knowledge of either Acquired Company, each Acquired Company has complied with, and is presently in compliance with, its policies applicable to data privacy, data security, and/or personal information except, in each case, to the extent that a failure to comply would not have a Material Adverse Effect. Neither Acquired Company has experienced any incident in which personal information or other sensitive data was stolen or improperly accessed within the last twelve (12) months, and the Acquired Companies have no Knowledge of any facts suggesting the likelihood of the foregoing, including without limitation, any breach of security or receipt of any notices or complaints from any Person regarding personal information or other data. Disclosure Schedule 3.36 lists the Acquired Companies’ data privacy and security policies and the Acquired Companies agree to deliver copies of all such policies to Buyer within ten (10) days from the date of this Agreement.

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3.37 Preferential Status. There are no Contracts with customers that either require the continuation of ownership of the Acquired Companies by, or permit termination by the customer, due to either Acquired Companies’ loss of small business status, woman-or-minority owned business status, disadvantaged business status, protégé status, “8(a)” status or other preferential status. Furthermore, there are no contracts that were acquired by the Acquired Companies due to such Acquired Companies’ preferential status.

3.38 Voting Requirements and Approvals. The Board of Directors of SNI Holdco has unanimously approved this Agreement and the transactions contemplated hereby. The only vote of any class or series of SNI Holdco’s capital stock necessary to approve this Agreement and the transactions contemplated hereby is the affirmative vote of the holders of a majority of the outstanding shares of SNI Holdco Common Stock, and those stockholders of SNI Holdco have approved this Agreement and the transactions contemplated herein.

3.39 No Dissenter’s Rights. No stockholder of SNI Holdco (“SNIH Stockholder”) is expected to dissent to, or seek or perfect appraisal rights with respect to, the Merger pursuant to the Delaware General Corporation Law (the “DGCL”) or other applicable Law.

3.40 Information to be Supplied. The information supplied or to be supplied by SNI Holdco or SNI Subsidiary for inclusion in the Public Reports of Buyer or in the Buyer Proxy Statement to be filed with the SEC will not, after review of any proposed filing by counsel for Stockholders’ Representative, on the date of filing thereof, or, in the case of the Buyer Proxy Statement, on the date the Buyer Proxy Statement is mailed to the stockholders of Buyer or at the time of the Buyer Stockholder Meeting contain any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary in order to make the statements therein, in light of the circumstances under which they are made, not misleading.

3.41 Certain Merger Requirements. (a) Merger Subsidiary will at Closing acquire at least Ninety Percent (90%) of the fair market value of the net assets and at least Seventy Percent (70%) of the fair market value of the gross assets held by SNI Holdco immediately prior to the Merger and for this purpose, amounts paid by SNI Holdco to dissenters, amounts paid by SNI Holdco to shareholders who receive cash or other property, SNI Holdco assets used to pay its reorganization expenses and all redemptions and distributions (except for regular normal dividends) made by SNI Holdco immediately preceding the Merger, will be included as assets of SNI Holdco held immediately prior to the transaction; (b) the liabilities of SNI Holdco that will be and are assumed by Merger Subsidiary at Closing were incurred in the ordinary course of business; and (c) SNI Holdco is not an investment company as defined in Section 368(a)(2)(F)(iii) and (iv) of the Internal Revenue Code of 1986 as amended (the “Code”) and (d) neither of the Acquired Companies is under the jurisdiction of a court in a title 11 or similar case within the meaning of Section 368(a)(3)(A) of the Code.

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3.42 No Trading in GEE Stock. To the Knowledge of the Acquired Companies, since November 1, 2016, none of the SNIH Stockholders has traded GEE Stock or entered into transactions regarding GEE Stock, including transactions involving hedges, collars or shorts, nor caused any other Person to do so.

3.43 No Brokers. No liability will accrue to Buyer as a result of any claims for brokerage commissions, finder’s fees or similar compensation relating to the Merger based on any arrangement or agreement made or alleged to have been made by or on behalf of an Acquired Company and the Acquired Companies will not have any liability for any of those after the closing. The only “SNIH Stockholders’ Broker” (as defined below) is Robert W. Baird & Co. (“Baird”) which was engaged by SNI Holdco and which will be paid at Closing by the SNIH Stockholders from the cash portion of the Merger Consideration and at Closing the SNIH Stockholders shall deliver a release from Baird with respect to any potential liability for brokerage fees (the “Baird Release”). The term “SNIH Stockholders’ Broker” means any Person acting or claiming to act as a broker or finder on behalf of any SNIH Stockholder or either Acquired Company with respect to any of the transactions contemplated by this Agreement or which might be entitled to brokerage fees, commissions or finder’s fees in connection with any of the transactions contemplated by this Agreement.

3.44 Minimum Net Working Capital. To the Acquired Companies Knowledge the minimum Net Working Capital on the Closing Date is $9.2 million.

3.45 Disclosure. Neither this Section 3 nor the Acquired Companies’ Disclosure Schedules and exhibits hereto related to this Section 3 contain any untrue statement of a material fact or omit a material fact necessary to make the statements contained herein or therein, in light of the circumstances in which they were made, not misleading.

4A. Representations and Warranties Concerning GEE Restricted Securities.

(a) SNIH Stockholders’ Representations and Warranties Concerning GEE Stock. The term “GEE Stock” means the GEE Preferred Shares, and the shares of GEE Common Stock issuable in connection with the Preferred Conversion and the Note Conversion. The term “GEE Restricted Securities” means the GEE Stock and the Promissory Notes. Each SNIH Stockholder, receiving GEE Restricted Securities as Merger Consideration for its shares of SNI Holdco represents and warrants, severally, and not jointly, to Buyer as to that SNIH Stockholder and not any other SNIH Stockholder that the statements contained in this Section 4A(a) are correct and complete as of the date of this Agreement.

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(i) Access to Information. The SNIH Stockholder understands that an investment in the GEE Restricted Securities involves a high degree of risk and long term or permanent illiquidity, including, risk of loss of their entire investment. The SNIH Stockholders has been given full and complete access to the Buyer for the purpose of obtaining such information as the SNIH Stockholder or that SNIH Stockholder’s qualified representative has reasonably requested in connection with the decision to acquire the GEE Restricted Securities. The SNIH Stockholder has received and reviewed copies of the Public Reports. The SNIH Stockholder is familiar with the business, operations and financial condition of the Buyer and has had the opportunity to ask questions of and receive answers from the officers of the Buyer regarding its business operations and financial condition, all as such SNIH Stockholder (or that SNIH Stockholder’s investor’s representatives) has deemed necessary to make an informed investment decision to purchase the GEE Restricted Securities. The SNIH Stockholder in making the decision to make an investment in the GEE Restricted Securities has relied upon an independent investigation of the Buyer and has not relied upon any information or representations made by any third parties or upon any oral or written representations or assurances from the Buyer, its officers, directors or employees or any other representatives or agents of the Buyer, other than as set forth in this Agreement.

(ii) Restricted Securities. (A) The SNIH Stockholder has been advised that none of the GEE Restricted Securities have been registered under the Securities Act or any other applicable securities laws. The SNIH Stockholder acknowledges that the GEE Restricted Securities will be issued as “restricted securities” as defined by Rule 144 promulgated pursuant to the Securities Act and that none of the GEE Restricted Securities may be resold in the absence of an effective registration thereof under the Securities Act and applicable state securities laws unless, in the opinion of counsel reasonably satisfactory to the Buyer, an applicable exemption from registration is available; (B) The SNIH Stockholder is acquiring the GEE Restricted Securities for such SNIH Stockholder’s own account as principal , and not as nominee or agent, for investment purposes only and not with a view to, or for resale, or distribution thereof. The SNIH Stockholder has no present arrangement to sell the Restricted Securities to or through any person or entity and no other person has or will have a direct or indirect beneficial interest in such Restricted Securities; (C) The SNIH Stockholder understands and acknowledges that the certificates representing the GEE Restricted Securities will bear substantially the following legend:

“THE SECURITIES EVIDENCED BY THIS CERTIFICATE HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE “ACT”), OR APPLICABLE STATE LAW, AND NO INTEREST THEREIN MAY BE SOLD, DISTRIBUTED, ASSIGNED, OFFERED, PLEDGED OR OTHERWISE TRANSFERRED UNLESS: (i) THERE IS AN EFFECTIVE REGISTRATION STATEMENT UNDER THE ACT AND APPLICABLE STATE SECURITIES LAWS COVERING ANY SUCH TRANSACTION INVOLVING SAID SECURITIES; (ii) THE COMPANY RECEIVES AN OPINION OF LEGAL COUNSEL REASONABLY SATISFACTORY TO THE COMPANY STATING THAT SUCH TRANSACTION IS EXEMPT FROM REGISTRATION; OR (iii) THE COMPANY OTHERWISE SATISIES ITSELF THAT SUCH TRANSACTION IS EXEMPT FROM REGISTRATION.”

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and (D) The SNIH Stockholder acknowledges that an investment in the GEE Restricted Securities is not liquid and is transferable only under limited conditions. The SNIH Stockholder acknowledges that such securities may only be transferred pursuant to an effective registration under the Securities Act or an exemption from such registration is available.

(iii) SNIH Stockholders’ Sophistication and Ability to Bear Risk of Loss. The SNIH Stockholder has such knowledge and experience in financial affairs that such SNIH Stockholder is capable of evaluating, or has employed the services of an investment advisor, attorney or accountant to evaluate, on such SNIH Stockholder’s behalf, the merits and risks of an investment in the GEE Restricted Securities. The SNIH Stockholder receiving GEE Restricted Securities as Merger Consideration is an Accredited Investor as that term is defined in Regulation D promulgated under the Securities Act. The SNIH Stockholder (A) understands that he, she or it must bear the economic risk of an investment in the GEE Restricted Securities for an indefinite period of time and (B) is able to bear such economic risk, including the total loss of his, her or its investment in the GEE Restricted Securities.

(b) Buyer’s Representations and Warranties Concerning GEE Restricted Securities. The Buyer represents and warrants to the SNIH Stockholders receiving GEE Restricted Securities as Merger Consideration on the date hereof, subject to the Buyer’s Disclosure Schedules (defined below) that the statements in this Section 4A(b) are true and correct. “Buyer’s Disclosure Schedules” means the disclosure schedules prepared and delivered to SNIH Stockholders by Buyer and attached to this Agreement. The Buyer’s Disclosure Schedules will be lettered and numbered so as to correspond to the respective lettered and numbered sections and subsections contained in Sections 4A(b) and 4 of this Agreement. Furthermore, the Buyer represents and warrants to SNIH Stockholders that the statements set forth in this Section 4A(b) will be true and correct on the Closing Date subject to the Buyer’s Disclosure Schedules and Buyer’s right to update the Buyer’s Disclosure Schedules.

(i) Capitalization. The Buyer’s capitalization is set forth in the Public Reports.

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(ii) Filings with SEC. Buyer has made all filings with SEC that it has been required to make within the past two (2) years under the Securities Act and the Securities Exchange Act (collectively the “Public Reports”). As of the time it was filed with the SEC (or, if amended or superseded by a filing prior to the date of this Agreement) each of the Public Reports: (i) has complied with the Securities Act and the Securities Exchange Act in all material respects; and (ii) does not contain any untrue statement of a material fact or omit to state a material fact necessary in order to make the statements made therein, in light of the circumstances under which they were made, not misleading. Buyer has made available to SNIH Stockholder, through the SEC’s EDGAR System, a correct and complete copy of each Public Report.

(iii) Financial Statements. Buyer has filed a quarterly report on Form 10-Q for the fiscal quarter ended December 31, 2016 (the “Most Recent Fiscal Quarter End”), and an annual report on Form 10-K for the fiscal year ended September 30, 2016. The financial statements included in or incorporated by reference into these Public Reports (including the related notes and schedules) have been prepared in accordance with GAAP throughout the periods covered thereby, and present fairly the financial condition of Buyer and its Subsidiaries as of the indicated dates and the results of operations of Buyer and its Subsidiaries for the indicated periods; provided, however, that the interim statements are subject to normal year-end adjustments.

(iv) Events Subsequent to Most Recent Fiscal Quarter End. Since the Most Recent Fiscal Quarter End, there has not been any Material Adverse Change.

(v) Valid Issuance of GEE Common Stock. The shares of GEE Common Stock to be issued upon conversion of the GEE Preferred Stock and upon conversion of the Promissory Note will be validly issued, fully paid and non-assessable, and free and clear of all restrictions on transfer other than those restrictions on transfer under the Securities Act of 1933, any applicable state securities laws and as set forth in this Agreement.

4. Representations of the Buyer. The Buyer represents and warrants to the SNIH Stockholders on the date hereof, subject to the Buyer’s Disclosure Schedules (defined below) that the statements in this Section 4 are true and correct. Furthermore, the Buyer represents and warrants to SNIH Stockholders that the statements set forth in this Section 4 will be true and correct on the Closing Date subject to the Buyer’s Disclosure Schedules.

4.1 Organization and Authority of Buyer. The Buyer is a corporation duly organized, validly existing and in good standing under the laws of the State of Illinois, and has all requisite corporate power and authority to own its properties and to carry on its Business as now being conducted. The Buyer has all requisite corporate power to execute and deliver this Agreement and all other documents, instruments and agreements to be delivered by it hereunder and to consummate the transactions contemplated hereby and thereby.

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4.2 Organization and Authority of Merger Subsidiary. The Merger Subsidiary is a corporation duly organized, validly existing and in good standing under the Laws of the State of Delaware, and has all requisite corporate power and authority to own its properties and to carry on its Business as now being conducted. The Merger Subsidiary has all requisite corporate power to execute and deliver this Agreement and all other documents, instruments and agreements to be delivered by it hereunder and to consummate the transactions contemplated hereby and thereby.

4.3 Authorization by Buyer. The execution and delivery of this Agreement by the Buyer, and the agreements provided for herein, and the consummation by the Buyer of the transactions contemplated hereby, have been duly authorized by all requisite corporate action. This Agreement and all such other agreements and written obligations entered into and undertaken in connection with the transactions contemplated hereby constitute the valid and legally binding obligations of the Buyer, enforceable against the Buyer in accordance with their respective terms. The execution, delivery and performance of this Agreement and the agreements provided for herein, and the consummation by the Buyer of the transactions contemplated hereby and thereby, will not, with or without the giving of notice or the passage of time or both, (a) violate the provisions of any Law, rule or regulation applicable to the Buyer; (b) violate the provisions of the Buyer’s Charter or bylaws; (c) violate any judgment, decree, order or award of any court, Governmental Body or arbitrator; or (d) conflict with or result in the breach or termination of any term or provision of, constitute a default under, cause any acceleration under, or cause the creation of any Lien upon the properties or assets of the Buyer pursuant to any indenture, mortgage, deed of trust or other agreement or instrument to which the Buyer is a party or by which the Buyer is or may be bound. Disclosure Schedule 4.3 attached hereto sets forth a true, correct and complete list of all consents and approvals of third parties that are required to be obtained by the Buyer in order for it to consummate the transactions contemplated by this Agreement.

4.4 Authorization by Merger Subsidiary. The execution and delivery of this Agreement by the Buyer, and the agreements provided for herein, and the consummation by the Buyer of the transactions contemplated hereby, have been duly authorized by all requisite corporate action. This Agreement and all such other agreements and written obligations entered into and undertaken in connection with the transactions contemplated hereby constitute the valid and legally binding obligations of the Buyer, enforceable against the Buyer in accordance with their respective terms. The execution, delivery and performance of this Agreement and the agreements provided for herein, and the consummation by the Buyer of the transactions contemplated hereby and thereby, will not, with or without the giving of notice or the passage of time or both, (a) violate the provisions of any Law, rule or regulation applicable to the Buyer; (b) violate the provisions of the Buyer’s Charter or bylaws; (c) violate any judgment, decree, order or award of any court, Governmental Body or arbitrator; or (d) conflict with or result in the breach or termination of any term or provision of, constitute a default under, cause any acceleration under, or cause the creation of any Lien upon the properties or assets of the Buyer pursuant to any indenture, mortgage, deed of trust or other agreement or instrument to which the Buyer is a party or by which the Buyer is or may be bound. Disclosure Schedule 4.4 attached hereto sets forth a true, correct and complete list of all consents and approvals of third parties that are required to be obtained by the Buyer in order for it to consummate the transactions contemplated by this Agreement.

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4.5 Government and Regulatory Approvals. As of Closing, all consents, approvals, authorizations and other requirements prescribed by any law, rule, order or regulation which must be obtained or satisfied by the Buyer or by the Merger Subsidiary (collectively the Buyer and Merger Subsidiary are called the “GEE Parties”, and each is sometimes called a “GEE Party”) and which are necessary for the consummation of the transactions contemplated by this Agreement will have been obtained and satisfied.

4.6 Adverse Proceedings. No action or proceeding by or before any court or other Governmental Body has been instituted or threatened against either GEE Party by any Governmental Body or Person whatsoever seeking to restrain, prohibit or invalidate the transactions contemplated by this Agreement or affecting the right of the Buyer to own or acquire an ownership interest (by the Merger) in the Acquired Companies through ownership of the Surviving Company, or to acquire from the SNIH Stockholders the Certificates for the SNI Holdco Shares, or to (after the Merger) own the Surviving Company or operate the Surviving Company’s and SNI Subsidiary’s Business after the Closing and Merger.

4.7 No Brokers. No liability will accrue to the SNIH Stockholders as a result of any claims for brokerage commissions, finder’s fees or similar compensation in connection with the transactions contemplated by this Agreement based upon any arrangement or agreement made or alleged to have been made by or on behalf of Buyer. The only “Buyer’s Broker” (as defined below) is Stifel, Nicolaus & Company, Incorporated, (“Stifel”) which was engaged by Buyer and which will be paid after the close of the transaction by Buyer. The term “Buyer’s Broker” means any Person acting or claiming to act as a broker or finder on behalf of the Buyer with respect to any of the transactions contemplated by this Agreement or which might be entitled to brokerage fees, commissions or finder’s fees in connection with any of the transactions contemplated by this Agreement.

5. Omitted.

6. Omitted.

7. Closing Deliveries by the SNIH Stockholders. The Buyer shall have received at or prior to the Closing Date such documents, instruments or certificates as the Buyer may reasonably request, including, without limitation:

(a) The following certificates of officers of SNI Holdco, duly executed by such officers: (i) certified organizational documents and resolutions of the board of directors of SNI Holdco approving SNI Holdco’s entry into this Agreement and the other agreements contemplated hereby and the consummation of the transactions contemplated hereby and thereby;

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(b) Certificates of the Secretary of State of the State of Delaware as to the legal existence and good standing of SNI Holdco and SNI Subsidiary in Delaware;

(c) The Certificate of Merger;

(d) Termination Agreements that terminate the existing employments agreements of Mr. Smith and Vince Lombardo, which release the Acquired Companies from any further obligations or liability under those agreements and documentation satisfactory to Buyer that Vince Lombardo has been paid any compensation due him, including any relating to a change of contract;

(e) A written mutual understanding regarding future employment of Peter Langlois in form and substance approved by Buyer and executed by Peter Langlois (“Mutual Understanding”).

(f) Agreements that include covenant not to compete provisions (the “Non-Competition Agreements”) executed by the Ronald R. Smith (with covenants to last five (5) years), Peter Langlois and Vince Lombardo and the SNIH Stockholders who are also SNI Subsidiary employees (with covenants to last three (3) years, each in the form set forth on Exhibit E hereto);

(g) Stock certificate(s) evidencing the SNI Holdco Shares, and an excuted Letter of Transmittal;

(h) The minute books, equity transfer books or similar Books and Records and seal, if available, of each of the Acquired Companies (or as soon as possible after Closing);

(i) Resignations, effective as of the Closing, of each director and officer of SNI Holdco and SNI Subsidiary, other than those whom Buyer shall have specified in writing at least two (2) days prior to the Closing;

(j) The Escrow Agreement duly executed by the Stockholders’ Representative and the Escrow Agent;

(k) The Baird Release;

(l) To the extent necessary and to the extent such authorizations are in the name of an employee of either Acquired Company, authorized forms to change permitted users and authorized persons for banking relationships;

(m) MIP Estoppels;

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(n) Ronald R. Smith and each SNIH Stockholder who is an employee, officer or director of either of the Acquired Companies shall each have released Buyer, SNI Holdco, Surviving Company, and SNI Subsidiary in the form attached hereto as Exhibit F (“SNIH Stockholders’ Release”), and such release shall be in full force and effect as of the Closing;

(o) SNIH Stockholder recipients of the Promissory Notes shall have delivered to Buyer a subordination agreement between SNIH Stockholders and Buyer’s Primary Lender that is in form and substance satisfactory to Buyer’s Primary Lender;

8. Closing Deliveries by the Buyer. The Buyer shall deliver at Closing each of the following (to the SNIH Stockholders, the Escrow Agent or other appropriate recipients):

(a) payment of that part of the Merger Consideration that is payable at Closing as set forth in Sections 1 and 2;

(b) The following certificates of the Buyer’s officers: (i) certified organizational documents and resolutions approving the Buyer’s entry into this Agreement and the other agreements contemplated hereby and the consummation of the transactions contemplated hereby and thereby;

(c) The Certificate of Merger;

(d) Statement of Resolution Establishing Series of Series B Convertible Preferred Stock and evidence that the Statement has been filed and is effective;

(e) Buyer shall have entered into the Non-Competition Agreements, and each such agreement shall be in full force and effect as of the Closing;

(f) Intentionally Omitted.

(g) The Escrow Agreement duly executed by the Buyer and the Escrow Agent;

(h) a certificate of the secretary or an assistant secretary of Buyer, dated the Closing Date, in form and substance reasonably satisfactory to SNIH Stockholders, as to: (i) the Charter of Buyer and Merger Subsidiary and any amendments to the Charter of Buyer; (ii) each of the bylaws of each of the Buyer and Merger Subsidiary; and (iii) authorizing resolutions of the board of directors (or a duly authorized committee thereof) of each of the Buyer and Merger Subsidiary relating to this Agreement and the transactions contemplated hereby; and

(i) Evidence satisfactory to the Stockholder’s Representative that Buyer shall have filed and caused to become effective the Statement of Resolution Establishing Series of Series B Convertible Preferred Stock with the Illinois Secretary of State.

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9. Omitted.

10. Remedies for Breaches of This Agreement.

10.1 Survival of Representations and Warranties. The “Fundamental Representations and Warranties” of the Acquired Companies are the following representations and warranties in Sections 3: 3.1 Title, 3.2 Capitalization of the Acquired Companies, 3.4 Organization, 3.6 Enforceability, 3.16 Tax Matters, 3.33 Compliance with Environmental Law, and 3.43 No Brokers. All representations and warranties in Section 3 of the Acquired Companies that are not Fundamental Representations and Warranties are the “Non-Fundamental Representations and Warranties”. All representations and warranties of the Acquired Companies survive the Closing. The Non-Fundamental Representations and Warranties shall survive the Closing hereunder (even if Buyer knew or had reason to know of any misrepresentation or breach of warranty at the time of Closing) and continue in full force and effect until the date that is eighteen (18) months after the Closing. All of the representations and warranties of the Parties contained in this Agreement (other than the Non-Fundamental Representations and Warranties, and the Several Representations and Warranties addressed in 10B) shall survive the Closing (even if the damaged Party knew or had reason to know of any misrepresentation or breach of warranty at the time of Closing) and continue in full force and effect until the expiration of the applicable statutes of limitations (including any extension thereto). The waiver of any condition relating to any representation, warranty, covenant or obligation will not affect the right to indemnification, payment, reimbursement or other remedy based upon such representation, warranty, covenant or obligation. Notwithstanding the above, the survival period for misrepresentations or breaches of representations and warranties arising out of fraud or willful misconduct by any Party is extended to be the expiration date of the applicable statutes of limitation (including any extension thereto). The covenants and agreements of the Parties shall survive the Closing in accordance with their terms.

10.2 Indemnification Provisions for Buyer Indemnified Parties’ Benefit. The term “Buyer Indemnified Parties” means Buyer, Surviving Company and the Acquired Companies. The term “indemnify” (whether capitalized or not) means to indemnify, hold harmless and pay to the indemnified party, and “indemnification” is the noun form. In the event one or more of the Acquired Companies breach any of its or their representations, warranties, covenants or agreements contained herein (this Agreement), and provided that Buyer makes a timely written claim for indemnification pursuant to the notice provisions in Section 13 below within the applicable survival period (in Section 10.1 above), then the SNIH Stockholders shall be obligated to indemnify, severally and not jointly, on a proportional basis in this Section 10 as set forth below, the Buyer Indemnified Parties for the Adverse Consequences, subject to the limitations and in the manner set forth herein, that any of the Buyer Indemnified Parties may suffer sustain or become subject to (including any Adverse Consequences that the Buyer Indemnified Parties sustain or become subject to after the end of any applicable survival period for which timely notice was given) resulting from, arising out of, relating to, or caused by the breach. If the SNIH Stockholders fail to indemnify Buyer Indemnified Parties in the manner provided herein after Buyer delivers written notice as provided above, then the Buyer Indemnified Parties shall have the right to bring an action for indemnification for such claim including after the end of the applicable survival period. Indemnification payments that are due to Adverse Consequences suffered by any of the Buyer Indemnified Parties shall be paid to Buyer. Notwithstanding the foregoing in this Section 10.2:

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(a) the SNIH Stockholders shall not have any obligation to indemnify any Buyer Indemnified Parties for a breach of the Non-Fundamental Representations and Warranties until Buyer Indemnified Parties have suffered, sustained or become subject to Adverse Consequences by reason of all such breaches (of those Non-Fundamental Representations and Warranties), in the aggregate, in excess of Six Hundred Forty Five Thousand Dollars ($645,000) (“Indemnification Basket”) after which point the SNIH Stockholders will be obligated to indemnify Buyer Indemnified Parties only for such aggregate Adverse Consequences to the extent in excess of the first Two Hundred Thousand Dollars $200,000 (e.g., if there are a total of $700,000 in Adverse Consequences, the indemnification is for $500,000) (the “Indemnification Deductible”) severally and not jointly in accordance with each SNIH Stockholders’ SNIH Ownership Proportion;

(b) there will be an aggregate ceiling (“Non-Fundamental Representations and Warranties Indemnification Ceiling”) on SNIH Stockholders’ obligation to indemnify Buyer Indemnified Parties and pay Buyer Indemnified Parties for Adverse Consequences suffered by reason of breaches of any of the Non-Fundamental Representations and Warranties; such indemnification ceiling being an amount equal to $8.6 million. The sole recourse for such indemnification will be against the Promissory Notes issued to the SNIH Stockholders to the extent available pursuant to the Set-Off rights described in Section 10.7;

(c) as clarification, the Indemnification Basket, Indemnification Deductible and Non-Fundamental Representations and Warranties Indemnification Ceiling only apply to breaches by the Acquired Companies of Non-Fundamental Representations and Warranties and not to other breaches;

(d) with respect to each SNIH Stockholder there will be a separate aggregate ceiling on such SNIH Stockholder’s obligation to indemnify Buyer Indemnified Parties pursuant to Sections 10, 10A, 10B and Section 11 (“Overall Proportion Indemnification Ceiling”); and such indemnification ceiling (i) being an amount equal to each of Thrivent’s and Madison’s “Pro Rata Share” (as set forth on Exhibit B) of Merger Consideration actually received by each of Thrivent and Madison, as applicable; and (ii) for each other SNIH Stockholder an amount equal to such SNIH Stockholder’s SNIH Ownership Proportion of the Merger Consideration; and

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(e) As clarification, no SNIH Stockholder will have any obligation to indemnify any Person for any matter under this Agreement with respect to Adverse Consequences that exceed that SNIH Stockholder’s Overall Proportion Indemnification Ceiling (with the exception for the Smith and Smith Holdings Joint Liability).

(f) Notwithstanding anything to the contrary set forth in this section 10, there shall be no "ceiling" on the obligation of Mr. Smith or Smith Holdings to indemnify for any Adverse Consequences up to $86 million resulting from any fraud or willful misconduct by any of the Acquired Companies or Mr. Smith.

10.3 Indemnification Provisions for SNIH Stockholders’ Benefit. In the event Buyer breaches any of its representations, warranties, covenants or agreements contained herein, and provided that the Stockholders’ Representative makes a written claim for indemnification against Buyer pursuant to the notice provisions set forth in Section 13 below within the applicable survival period (as referenced in Section 10.1 above) then Buyer agrees to indemnify SNIH Stockholders in accordance with their SNIH Stockholder’s SNIH Ownership Proportion from and against the entirety of any Adverse Consequences suffered by SNIH Stockholders resulting from, arising out of, relating to, or caused by the breach. If Buyer fails to indemnify SNIH Stockholders after the Stockholders’ Representative delivers written notice as provided above, then SNIH Stockholders shall have the right to bring an action for indemnification for such claim including after the end of the applicable survival period.

10.4 Indemnification Deductible Effect on ‘Materiality’ Qualifiers. For purposes of this Section 10, any breach of or inaccuracy in any representation or warranty, shall be determined without regard to any materiality, Material Adverse Effect or other similar qualification contained in or otherwise applicable to such representation or warranty.

10.5 Matters Involving Third-Parties.

(a) If any third-party notifies either Party (the “Indemnified Party”) with respect to any matter (a “Third-Party Claim”) that may give rise to a claim for indemnification against the other Party (the “Indemnifying Party”) under this Section 10 or under Section 10A Special Indemnities, then the Indemnified Party shall promptly notify the Indemnifying Party thereof in writing; provided, however, that no delay on the part of the Indemnified Party in notifying the Indemnifying Party shall relieve the Indemnifying Party from any obligation hereunder unless (and then solely to the extent) the Indemnifying Party is thereby prejudiced.

(b) Any Indemnifying Party will have the right to assume the defense of the Third-Party Claim with counsel of his, her, or its choice reasonably satisfactory to the Indemnified Party at any time within fifteen (15) days after the Indemnified Party has given notice of the Third-Party Claim; provided, however, that the Indemnifying Party must conduct the defense of the Third-Party Claim actively and diligently thereafter in order to preserve the rights and defenses of the Indemnified Party; and provided further that the Indemnified Party may retain separate co-counsel at its sole cost and expense and participate in the defense of the Third-Party Claim.

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(c) So long as the Indemnifying Party has assumed, and is conducting the defense of the Third-Party Claim in accordance with Section 10.6(b) above, (i) the Indemnifying Party will not consent to the entry of any judgment on or enter into any settlement with respect to the Third-Party Claim without the prior written consent of the Indemnified Party (not to be unreasonably withheld) unless the judgment or proposed settlement involves only the payment of money damages by the Indemnifying Party and does not impose an injunction or other equitable relief upon the Indemnified Party, and (ii) the Indemnified Party will not consent to the entry of any judgment on or enter into any settlement with respect to the Third-Party Claim without the prior written consent of the Indemnifying Party (not to be unreasonably withheld).

(d) In the event that the Indemnifying Party does not assume and conduct the defense of the Third-Party Claim in accordance with Section 11.6(b) above, however, (i) the Indemnified Party may defend against, and consent to the entry of any judgment on or enter into any settlement with respect to, the Third-Party Claim in any manner he, her, or it may reasonably deem appropriate (and the Indemnified Party need not consult with, or obtain any consent from, any Indemnifying Party in connection therewith), and (ii) the Indemnifying Party will remain responsible for any Adverse Consequences the Indemnified Party may suffer resulting from, arising out of, relating to, in the nature of, or caused by the Third-Party Claim to the fullest extent provided in this Section 10.

10.6 Determination of Adverse Consequences. Indemnification payments under this Section 10, and Section 10A, Section 10B and Section 11, shall be paid by the Indemnifying Party without reduction for any Tax benefits available to the Indemnified Party. The Parties shall make appropriate adjustments for insurance coverage and take into account the time cost of money (using the Applicable Rate as the discount rate) in determining Adverse Consequences for purposes of this Section 10 and Section 10A. All indemnification payments under this Section 10, Section 10A Section 10B and Section 11 (below) shall be deemed adjustments to the Merger Consideration.

10.7 Recoupment Against Escrow Agreement and Set-Off Against Promissory Note. With the exception of indemnifications relating to Net Working Capital, the Special Indemnities in Section 10A and the Several Indemnification in Section 10B, any indemnification to which any Buyer Indemnified Party is entitled under this Agreement as a result of a final judicial decision of or agreement as to any Adverse Consequences shall first be made by notifying the Stockholders’ Representative that Buyer is reducing the principal amount outstanding under the Promissory Notes held in escrow (i.e., $8.6 million in Promissory Notes are being deposited into escrow). The reduction shall be applied proportionately in accordance with the respective original principal amounts of the Promissory Notes held in escrow. For example if the original principal of one Promissory Note held in escrow is 200% of the amount of another, then the amount of the reduction for the Promissory Note with the higher original principal balance shall be 200% of the other. The reduction of principal amount under any Promissory Note shall affect the timing and amount of payments required under such Promissory Note in the same manner as if Buyer had made a permitted prepayment (without premium or penalty) thereunder. This obligation to proceed against the Promissory Notes is only a requirement for claims of indemnification made during the first eighteen (18) months after the Closing and is subject to the applicable Promissory Notes being available to recover against, there being a remaining principal amount and the Promissory Notes being issued to the applicable SNIH Stockholder who is to indemnify. The Promissory Notes and proceeds thereof (including any GEE Common Stock) shall be held in escrow by the Escrow Agent for eighteen (18) months and then released if there are no outstanding claims for indemnification, but not if there are outstanding claims for indemnification. If there are outstanding claims for indemnification, then the Stockholder Representative and Buyer shall cooperate to determine the amount, if any, of Promissory Notes and proceeds that are to be released and send the Escrow Agent a joint written notice of their determination.

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As a matter of clarification, it is understood that the recoupment against the Promissory Notes is based on the principal amounts of the Promissory Notes held in escrow as set forth above in this 10.7, which will result in a SNIH Stockholder being responsible for indemnifying for Adverse Consequences based on a higher or lower proportion than his SNIH Ownership Proportion. For example, if there is a breach of a Non-Fundamental Representation and Warranty, then the recourse under the indemnification provisions of this Section 10.7 requires and permits Buyer to first proceed against the Promissory Notes on the proportionate basis set forth above in this Section 10.7, even if (i) one SNIH Stockholder has no or a relatively small amount of principal of the Promissory Notes and a relatively higher SNIH Ownership Proportion; and (ii) a recovery against one or more Promissory Note holders differs from their SNIH Ownership Proportion. In addition, the Parties agree that Buyer will not pursue any setoff against the Promissory Notes held in escrow hereunder with respect to any claims under Section 10B or any other claims based on individually made or individually agreed to representations, warranties, covenants or agreements, unless such claims are individual claims against the specific noteholder from which Buyer is seeking a setoff and Buyer may instead pursue those claims as permitted elsewhere in this Agreement.

If the aggregate amount of Adverse Consequences asserted by Buyer and permitted under other provisions of this Section 10 exceeds the outstanding balance of all the Promissory Notes held in escrow, Buyer may seek recourse against any SNI Holdco Stockholder for such amounts as are permitted under Section 10.2 but not more.

10.8 Exclusive Remedy. Buyer and the Acquired Companies and Principal Stockholders acknowledge and agree that the indemnification provisions in this Section 10, and Section 10A, Section 10B and Section 11, shall be the exclusive remedy of Buyer and Section 10B SNIH Stockholders against each other with respect to breaches of the representations, warranties, covenants and agreements contained in this Agreement and the transactions contemplated by this Agreement, with the exception of claims for fraud, willful misconduct and the right to equitable relief such as specific performance or injunctive relief.

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10.9 Smith and Smith Holdings One Person. Notwithstanding anything in this Agreement to the contrary, Ronald R. Smith and Smith Holdings, LLC are related parties, and for all purposes of this Agreement, including without limitation Section 10.2(b), 10.7 10.8 10A and 10B, are treated as one SNIH Stockholder, meaning that each is responsible for the breach by the other of any representations, warranties, and covenants, and each is jointly and severally responsible for the indemnification obligations of the other as if they are one and the same person (and any calculations of proportionate responsibility, if applicable, shall be calculated as the sum or combination (of their respective portions of responsibility) that would apply as to Ronald R. Smith and Smith Holdings, LLC) (the “Smith and Smith Holdings Joint Liability”).

10A. Special Indemnities. The SNIH Stockholders, based on their respective SNIH Stockholder’s SNIH Ownership Proportion, shall indemnify Buyer Indemnified Parties severally, not jointly, from and against the entirety of any Adverse Consequences resulting from, arising out of or relating to any of the following (to the extent not deducted as a Current Liability for purposes of determining Net Working Capital in Appendix I):

(a) the litigation matters identified on Exhibit G to this Agreement, provided however that the provisions of Section 10.4 titled “Matters Involving Third-Parties” shall apply with the litigation matters being treated as “Third Party Claims,” the SNIH Stockholders as the “Indemnifying Party” and the Buyer as the Indemnified Party. If after final resolution of all those litigation matters, the amount deducted as a Current Liability exceeds the amounts of the Adverse Consequences suffered by the Acquired Companies and Buyer, then the remaining balance shall be paid within fifteen (15) days after receipt of notice for refund from Stockholders’ Representative to the Stockholders’ Representative account at the Escrow Agent to be, promptly disbursed by the Escrow Agreement in accordance with each SNIH Stockholder’s SNIH Ownership Proportion, which shall be treated as an additional adjustment to Net Working Capital.

(b) liabilities of the Self-Funded Group Health Plan after giving effect to the insurance coverage provided by Wellmark, Inc. (the “Health Plan Insurer”) including any liability (including any applicable penalties, costs or expenses, including litigation costs and reasonable attorneys' fees if applicable) arising from or as a result of the failure of the Self-Funded Group Health Plan to comply or to be maintained, or to have been maintained, in compliance with all applicable Laws as of the date hereof or at any time prior thereto.

(c) any claims or liabilities asserted against the Buyer Indemnified Parties by an Acquired Company’s Broker.

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(d) any claims or liabilities regarding the MIP Plan including without limitation applicable penalties, cash or expenses including without limitation litigation costs and reasonable attorneys’ fees, if applicable.

The indemnification set forth in this Section 10A is subject to the Overall Proportion Indemnification Ceiling.

10B. Individual Indemnification By SNIH Stockholders. Notwithstanding anything in Section 10 to the contrary, this Section 10B is the exclusive remedy for breaches of the Several Representations and Warranties (as defined below). The “Several Representations and Warranties” of the SNIH Stockholders are the representations and warranties in Section 2A of this Agreement titled “Representations and Warranties of the SNIH Stockholders” and Section 4A of this Agreement titled “Representations and Warranties Concerning GEE Restricted Securities”. The Several Representations and Warranties shall survive the Closing hereunder (even if Buyer knew or had reason to know of any misrepresentation or breach of warranty at the time of Closing) and continue in full force and effect until the expiration of the applicable statutes of limitations (including any extension thereto). In the event any SNIH Stockholder breaches any of the Several Representations and Warranties and provided that Buyer makes a timely written claim for indemnification pursuant to the notice provisions in Section 14 below within the applicable survival period, then the SNIH Stockholder that breached shall be obligated to indemnify the Buyer Indemnified Parties, severally, not jointly, for the entirety of any Adverse Consequences, subject to the limitations and in the manner set forth herein, that any of the Buyer Indemnified Parties may suffer sustain or become subject to (including any Adverse Consequences for which timely notice was given and that the Buyer Indemnified Parties sustain or become subject to after the end of any applicable survival period) resulting from, arising out of, relating to, or caused by the breach. If the SNIH Stockholder fails to indemnify Buyer Indemnified Parties in the manner provided herein after Buyer delivers timely written notice as provided above, then the Buyer Indemnified Parties shall have the right to bring an action for indemnification for such claim including after the end of the applicable survival period. Indemnification payments that are due to Adverse Consequences suffered by any of the Buyer Indemnified Parties shall be paid to Buyer. Buyer shall be entitled to seek ‘set off’ or ‘recoupment’ for indemnification under this Section 10B in the same manner contemplated under Section 10.7 with respect to a respective SNIH Stockholder’s Promissory Note or Escrowed (stock shares or other) property, as may be owned by that stockholder.

The indemnification set forth in this Section 10B (i) is an independent indemnification section that applies to breaches of Section 2A only; (ii) with the exception of the Smith and Smith Holdings Joint Liability makes each SNIH Stockholder liable only for its own breach severally, not jointly; and (iii) is not subject to the Indemnification basket or the Indemnification Deductible or any ceiling other than the Overall Proportion Indemnification Ceiling. The indemnification under this Section 10B is sometimes referred to as the “Several Indemnification”.

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11. Tax Matters. The following provisions shall govern the allocation of responsibility as between Buyer and SNIH Stockholders for certain Tax matters following the Closing Date:

11.1 Tax Indemnification. SNIH Stockholders shall indemnify, severally and not jointly, in accordance with each such SNIH Stockholder’s SNIH Ownership Proportion, the Buyer Indemnified Parties for: (i) all Income and other Taxes (or the non-payment thereof) of the Acquired Companies for all taxable periods ending on or before the Closing Date and the portion through the end of the Closing Date for any taxable period that includes (but does not end on) the Closing Date (“Pre-Closing Tax Period”); (ii) any and all Income and other Taxes of any member of an affiliated, consolidated, combined, or unitary group of which any of the Acquired Companies (or any predecessor) is or was a member on or prior to the Closing Date, including pursuant to Treasury Regulation §1.1502-6 or any analogous or similar state, local, or non-U.S. law or regulation; and (iii) any and all Income and other Taxes of any person (other than the Acquired Companies) imposed on the Acquired Companies (or Surviving Company as a successor to SNI Holdco) as a transferee or successor, by contract or pursuant to any applicable Law which Taxes relate to an event or transaction occurring before the Closing.

(a) If Taxes were reflected as current liabilities in computing Closing Net Working Capital, then for purposes of the indemnification under above clauses (i), (ii) and (iii), the amount of the SNIH Stockholders’ indemnification obligation thereunder shall be reduced by the amount of Taxes so reflected (i.e., to avoid duplication). For example purposes only, if there were a current liability for Taxes taken into account in computing Closing Net Working Capital in the amount of Ten Thousand Dollars ($10,000), then SNIH Stockholders’ indemnification obligation shall be reduced by Ten Thousand Dollars ($10,000).

(b) The foregoing indemnification obligation includes without limitation SNIH Stockholders, indemnifying Buyer Indemnified Parties, severally and not jointly, in accordance with such SNIH Stockholder’s SNIH Ownership Proportion, against and to the extent of any liability of the Acquired Companies arising (i) because of any of the Acquired Companies’ misclassification of employees as Form 1099 ‘independent contractors,’ (ii) failing to withhold or pay any Taxes relating to employees by the Acquired Companies, or (iii) relating to any persons engaged (directly or indirectly) by the Acquired Companies as Form 1099 ‘independent contractors’ but for which W-2 filings and Tax treatment by the Acquired Companies for classification as an ‘employee’ and applicable Tax payments and withholdings by the Acquired Companies as employer was, or is subsequently determined to be, required by Law. SNIH Stockholders shall reimburse Buyer, severally and not jointly, in accordance with such SNIH Stockholder’s SNIH Ownership Proportion, for any Taxes of the Acquired Companies that are the responsibility of SNIH Stockholders pursuant to this Section 11.1 within fifteen (15) Business Days after notification to Stockholder’s Representation payment of such Taxes by Buyer or the Acquired Companies.

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Notwithstanding anything to the Contrary herein, no SNIH Stockholder will have any obligation hereunder this Section 11.1 in excess of such SNIH Stockholder’s Overall Proportion Indemnification Ceiling.

11.2 Straddle Period. In the case of any taxable period that includes (but does not end on) the Closing Date (a “Straddle Period”), the amount of any Income Taxes for the Pre-Closing Tax Period shall be determined based on an interim closing of the books as of the close of business on the Closing Date (and for such purpose, the taxable period of any partnership or other pass-through entity in which the Acquired Companies holds a beneficial interest shall be deemed to terminate at such time).

11.3 Responsibility for Filing Tax Returns. Buyer shall prepare or cause to be prepared and file or cause to be filed all Tax Returns for the Acquired Companies for all periods ending on or prior to the Closing Date that are filed after the Closing Date that were not previously filed before the Closing Date. All such Tax Returns shall be prepared in a manner consistent with prior practice, unless such prior practice is not in accordance with applicable Law. Buyer and SNIH Stockholders agree that all Transaction Tax Deductions shall be treated as properly allocable to the Pre-Closing Tax Period to the extent permitted by applicable Law. Subject to the foregoing, Buyer shall include all Transaction Tax Deductions as deductions in the Income Tax Returns of the Acquired Companies for the taxable period that ends on the Closing Date to the extent deductible under applicable Law. Buyer shall not take any action, or to the extent within its control permit any action to be taken, other than the transactions expressly contemplated hereby, that may prevent the taxable year of the Acquired Companies from ending for federal and state Income Tax purposes at the end of the day on which the Closing occurs. To the extent the Transaction Tax Deductions are not fully utilized in the taxable year that ends on the Closing Date, SNIH Stockholders, Buyer, and the Acquired Companies consent and agree that SNI Holdco shall elect to carry back any loss to prior taxable years to the fullest extent permitted by Law (using any available short-form or accelerated procedures and filing amended Tax Returns to the extent necessary), and Buyer shall prepare and timely file, or cause to be prepared and timely filed, any claim for refund resulting from such carryback as part of the preparation and filing of the Tax Returns described in this Section 11.3. Buyer may rely on any instructions from Stockholders’ Representative. Buyer shall permit SNIH Stockholders to review and comment on each such Tax Return described in the preceding sentence prior to filing and shall make all changes as are reasonably, timely requested by Stockholders’ Representative.

11.4 Refunds and Tax Benefits. Except to the extent that Income Tax refunds (including any refunds generated from a carryback of a loss for the taxable year of the Acquired Companies that ends on the date on which the Closing occurs described in Section 11.3 above) are treated as part of Current Assets for purposes of calculating Closing Net Working Capital under Appendix I, then any Income Tax refunds that are received by Buyer, Surviving Company or the Acquired Companies, and any amounts credited against Income Tax to which Buyer Surviving Company or the Acquired Companies become entitled, that relate to Income Tax periods or portions thereof ending on or before the Closing Date shall be for the account of SNIH Stockholders, and Buyer shall pay over to Stockholders’ Representative’s account for payment to SNIH Stockholders any such refund or the amount of any such credit within fifteen (15) Business Days after receipt or entitlement thereto. In addition, to the extent that a claim for refund or a proceeding results in a payment or credit against Income Tax by a taxing authority to Buyer Surviving Company or the Acquired Companies of any Income Tax liability accrued on the Most Recent Balance Sheet, Buyer shall pay such amount Stockholders’ Representative’s account for payment to SNIH Stockholders within fifteen (15) Business Days after receipt of the refund or entitlement thereto except to the extent such tax claim, proceeding or tax benefit was treated as part of current Assets for purposes of calculation Closing Net Working Capital under Appendix I.

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11.5 Cooperation on Tax Matters. Buyer, Surviving Company and SNIH Stockholders shall cooperate fully, as and to the extent reasonably requested by one of the other Parties, in connection with the filing of Tax Returns and any audit, litigation or other proceeding with respect to Taxes. Such cooperation shall include the retention and (upon the other Party’s request) the provision of records and information reasonably relevant to any such audit, litigation, or other proceeding and making employees available on a mutually convenient basis to provide additional information and explanation of any material provided hereunder. Buyer, Surviving Company and SNIH Stockholders agree to retain all books and records with respect to Tax matters pertinent to the Acquired Companies relating to any taxable period beginning before the Closing Date until expiration of the statute of limitations (and, to the extent notified by Buyer or Stockholders’ Representative, any extensions thereof) of the respective taxable periods, and to abide by all record retention agreements entered into with any taxing authority. Buyer and SNIH Stockholders further agree, upon request, to use their commercially reasonable efforts to obtain any certificate or other document from any Governmental Body or authority or any other Person as may be necessary to mitigate, reduce or eliminate any Tax that could be imposed (including with respect to the transactions contemplated hereby).

11.6 Tax Sharing Agreement. SNIH Stockholders covenant that all tax-sharing agreements or similar agreements with respect to or involving the Acquired Companies shall be terminated as of the Closing Date and, after the Closing Date, the Acquired Companies shall not be bound thereby or have any liability thereunder.

11.7 Certain Taxes and Fees. All transfer, documentary, sales, use, stamp, registration and other such Taxes and fees (including any penalties and interest) incurred in connection with this Agreement and the transactions contemplated herein shall be paid by each SNIH Stockholder, severally, and not jointly, in accordance with such SNIH Stockholder’s SNIH Ownership Proportion when due, and the Party required by applicable law shall file all necessary Tax Returns and other documentation with respect to all such transfer, documentary, sales, use, stamp, registration and other Taxes and fees, and, if required by applicable law, the other Party/Parties shall, and shall cause their Affiliates to, join in the execution of any such Tax Returns and other documentation. The expense of such filings shall be paid one-half by Buyer and one-half by the SNIH Stockholders, severally, and not jointly, in accordance with each such SNIH Stockholder’s SNIH Ownership Proportion.

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11.8 Payments to SNIH Stockholders. SNIH Stockholders acknowledge that (a) none of the compensation received by any SNIH Stockholder who is an employee of one of the Acquired Companies is intended to be separate consideration for, or allocable to, any of their shares of SNI Holdco stock. (b) none of the GEE Preferred Shares (as defined below) received by any SNIH Stockholder who is an employee of one of the Acquired Companies is intended to be separate consideration for or allocable to any employment agreement, and (c) the compensation paid to any such SNIH Stockholder will be for services actually rendered and will be commensurate with amounts paid to third parties bargaining at arm’s length for similar service.

11.9 Filing and Amended Tax Returns. Without the prior written consent of the Stockholders’ Representative (which consent may be withheld in the discretion of the Stockholders’ Representative not to be unreasonably withheld), Buyer will not: (i) amend or permit any of its Affiliates to amend, refile or otherwise modify any Tax Return relating to the Acquired Companies for a Pre-Closing Tax Period; or (ii) make or change any Tax election or accounting method with respect to, or that has retroactive effect to, any Pre-Closing Tax Period.

11.10 Inclusion in Buyer’s Consolidated Return. Buyer shall cause the Surviving Company and SNI Subsidiary to be included in a federal consolidated Income Tax Return of Buyer for the portion of their taxable year beginning on the day after the Closing Date.

11.11 Notwithstanding anything to the contrary above in this Section 11, Ronald R. Smith and Smith Holdings, LLC are related parties and for all purposes of this Agreement including this Section 11 are treated as one SNIH Stockholder, meaning that each is responsible for the breach by the other of any representations, warranties, and covenants, and each is jointly and severally responsible for the indemnification obligations of the other as if they are one and the same person (and any calculations of proportionate responsibility, if applicable, shall be calculated as the sum or combination (of their respective portions of responsibility) that would apply as to Ronald R. Smith and Smith Holdings, LLC).

12. Post-Closing Agreements. The SNIH Stockholders and the Buyer, as the case may be, agree that from and after the Closing Date:

12.1 Service Credit. Effective as of the Closing Date, the Buyer agrees that the SNI Subsidiary’s employees (the “Retained Employees”) and their dependents shall retain the same group medical and dental coverage (without regard to any waiting periods or pre-existing conditions limitations except to the extent such waiting periods and pre-existing conditions applied under, the Employee Benefit Plans immediately prior to the Closing Date); provided, however, that such coverages may be modified in the future. The Buyer further agrees that it shall retain the same level of prior service of the Retained Employees with SNI Subsidiary for purposes of eligibility, participation and vesting under all of the Buyer’s Employee Benefit Plans, programs and arrangements, including but not limited to Buyer’s paid time off plan.

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12.2 Further Assurances. At any time and from time to time after the Closing, at Buyer’s (or the Surviving Companies’) request, the respective SNIH Stockholder receiving such request, or the Buyer upon receiving a request from an SNIH Stockholder, without further consideration, promptly shall execute and deliver such instruments of sale, transfer, conveyance, assignment and confirmation, and take such other action, as may reasonably be requested to more effectively confirm and effectuate, perfect and document the Merger and each SNIH Stockholder’s authorization and agreement to same, transfer, convey and assign to Buyer, and to confirm the Buyer’s title to, SNI Holdco Shares and Certificates therefor, and Buyer’s acquisition of complete ownership of SNI Holdco and SNI Subsidiary, to put the Buyer in actual possession and operating control of the Acquired Companies, to assist the Buyer in exercising all rights with respect thereto, to ensure SNIH Stockholders receive the intended benefits of this Agreement, and to carry out the purpose and intent of this Agreement.

12.3 Cooperation in Litigation. Each Party hereto will fully cooperate with the other in the defense or prosecution of any litigation or proceeding already instituted or that may be instituted hereafter against or by such Party relating to or arising out of the conduct of the Business of the Acquired Companies prior to or after the Closing Date (other than litigation arising out of the transactions contemplated by this Agreement). Subject to Sections 10, 10A, 10B or 11of this Agreement, the Party requesting such cooperation shall pay the out-of-pocket expenses (including legal fees and disbursements) of the Party providing such cooperation and of its officers, directors and employees reasonably incurred in connection, with providing such cooperation, but shall not be responsible to reimburse the Party providing such cooperation for such Party’s time spent in such cooperation or the salaries or costs of fringe benefits or similar expenses paid by the Party providing such cooperation to its officers, directors and employees while assisting in the defense or prosecution of any such litigation or proceeding. Nothing in this Section 11.4 shall be construed to abrogate, limit or otherwise reduce any party’s rights to indemnification pursuant to Sections 10, 10A, 10B or 11 above.

12.4 Press Releases and Public Announcements. None of the SNIH Stockholders, Acquired Subsidiaries, or any officer, employee, representative or agent of the Acquired Subsidiaries, will issue any press release or other public announcement regarding the proposed Agreement. SNIH Stockholders and Acquired Subsidiaries shall use best efforts to cause Acquired Subsidiaries’ employees to not disclose any information about the transaction or confidential GEE information that is non-public or trade in Buyer’s stock or disseminate insider information unless approved in advance by Buyer’s counsel in writing. After Closing, no client or employee notifications will be made unless approved in writing by the Buyer. Once Closing has occurred, only the Buyer will make any announcement at its sole discretion. The Buyer will not announce any transaction prior to Closing unless the Parties mutually agree to such disclosure, or it is required to do so as determined by Buyer’s counsel because of SEC rules, regulations and interpretations or other applicable Law.

12.5 Omitted

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12.6 D&O Tail Insurance Coverage. The Acquired Companies will, prior to or at Closing, purchase “tail coverage” for the Directors and Officers liability insurance (“D&O Tail Coverage”). Any liability of Surviving Company or Acquired Companies for D&O Tail Coverage not fully discharged prior to Closing will be deducted from Net Working Capital as a Current Liability. Buyer and its Affiliates will take no action to terminate or modify such coverage.

12.7 Buyer Stockholder Meeting. On or prior to the 45th calendar day after the Closing Date, Buyer will prepare and file with the SEC the Buyer Proxy Statement. Buyer will furnish all information concerning Buyer and Merger Subsidiary, and the SNIH Stockholders will furnish all information concerning SNI Holdco, SNI Subsidiary and the SNIH Stockholders, as may be reasonably requested in connection with the preparation, filing and distribution of the Buyer Proxy Statement. Following the Closing Date, in compliance with applicable Law, Buyer will agree upon a meeting date and record date for a meeting of the its stockholders, and Buyer will establish such record date for, duly call, give notice of, convene and hold such meeting of its stockholders (the "Buyer Stockholder Meeting") for the purpose of obtaining the approval of the Preferred Conversion and the Note Conversion (the “Conversion”). Buyer may adjourn or postpone the Buyer Stockholder Meeting (i) to the extent necessary to ensure that any supplement or amendment to the Buyer Proxy Statement that it determines in good faith is required by Law to be provided to its stockholders in advance of the Buyer Stockholder Meeting, (ii) if, as of the time that the Buyer Stockholder Meeting is scheduled, there are insufficient shares of GEE Common Stock represented (either in person or proxy) to constitute a quorum necessary to conduct the business of the Buyer Stockholder Meeting, or (iii) if, as of the time that the Buyer Stockholder Meeting is scheduled, adjournment of the Buyer Stockholder Meeting is necessary to enable Buyer to solicit additional proxies if there are not sufficient votes in favor of the Conversion. Buyer will, through its board of directors recommend to its stockholders (and include such recommendation in the Buyer Proxy Statement) that they approve the Conversion. In the event that Buyer does not obtain the approval of its stockholders at the Buyer Stockholder Meeting of the Preferred Conversion and the Note Conversion, Buyer agrees to promptly take all actions necessary to hold a subsequent meeting of its stockholders for the purpose of obtaining the approval of the Conversion and will continue to do so until such conversion is approved.

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12.8 Piggyback Registrations.

(a) For a period of five (5) years following the Effective Time of the Merger, the Buyer agrees that it shall notify each of the SNIH Stockholders who is a holder of Registrable Securities (a “Holder”) in writing within ten (10) calendar days prior to the anticipated filing date for any registration statement under the Securities Act for purposes of effecting an offering of securities of the Buyer (including, but not limited to, registration statements relating to primary and secondary offerings of securities of the Buyer filed on Form S-1 or Form S-3 or any similar or successor form to such forms, but excluding registration statements filed on Form S-8 and Form S-4 or any similar or successor form to such forms or any other registration statements relating to (i) any employee benefit plan or (ii) a corporate reorganization, merger or acquisition or (iii) non-convertible debt securities) and will afford each such Holder an opportunity to include (“piggy back”) in such registration statement all or any part of the Registrable Securities then held by such Holder. Each such Holder desiring to include in any such registration statement all or any part of the Registrable Securities held by such Holder shall, within five (5) calendar days after receipt of the above-described notice from the Buyer, so notify the Buyer in writing, and in such notice shall inform the Buyer of the number of Registrable Securities such Holder wishes to include in such registration statement. Holders of Registrable Securities (i) agree to keep confidential the knowledge and information received from the Buyer, prior to actual notice to the public, of any securities registration statement to be filed by the Buyer as it will be considered material non-public information and, as such (ii) not to trade in the Registrable Securities of Buyer in any manner whatsoever and under any exemption from registration until such time as the registration statement is filed with the SEC and becomes effective. If a Holder decides not to include all of its Registrable Securities in any registration statement filed by the Buyer, such Holder shall nevertheless continue to have the right to include any Registrable Securities in any subsequent registration statement or registration statements as may be filed by the Buyer with respect to offerings of its securities, all upon the terms and conditions set forth herein.

(b) If a registration statement under which the Buyer gives notice under this Section is for an underwritten offering, then the Buyer shall so advise the Holders of Registrable Securities. In such event, the right of any such Holder’s Registrable Securities to be included in a registration pursuant to this Section shall be conditioned upon such Holder’s participation in such underwriting and the inclusion of such Holder’s Registrable Securities in the underwriting to the extent provided herein. All Holders proposing to distribute their Registrable Securities through such underwriting shall enter into an underwriting agreement in customary form with the managing underwriter or underwriter(s) selected by the Buyer for such underwriting. Notwithstanding the foregoing, if the managing underwriter(s) determine(s) in good faith that equity market conditions and marketing factors (including but not limited to a determination that the shares proposed to be included in the underwriting cannot be sold in an orderly manner at a price that is acceptable to the Buyer) require a limitation of the number of shares to be underwritten, then the managing underwriter(s) may exclude shares (including Registrable Securities) from the registration and the underwriting, and the number of shares that may be included in the registration and the underwriting shall be allocated, first, to the Buyer, and second, to all Holders of Company securities having piggyback registration rights (including Holders of Registrable Securities) requesting inclusion of their securities in such registration statement on a pro rata basis based on the total number of securities for which registration was requested. If any Holder disapproves of the terms of any such underwriting, such Holder may elect to withdraw therefrom by written notice to the Buyer and the underwriter, delivered at least ten (10) business days prior to the Effective Time of the registration statement. Any Registrable Securities excluded or withdrawn from such underwritten offering shall be excluded and withdrawn from such registration.

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For purposes of this Agreement, the term “Registrable Securities” means: (i) any and all shares of GEE Common Stock acquired by certain SNIH Stockholders or participants in the MIP upon (A) the conversion of the Series B Convertible Preferred Stock or (B) the conversion of or the payment of interest on the 9.5% Convertible Note, (collectively, the “Securities”), (ii) any securities issued as (or issuable upon the conversion or exercise of any warrant, right or other security which is issued as) a dividend or other distribution with respect to, in exchange for or in replacement of, the Securities, provided, that any of the foregoing securities shall cease to be Registrable Securities upon the earliest to occur of the following: (A) a sale of such security pursuant to an effective registration statement; (B) a sale of such security pursuant to Rule 144 or any similar provision then in force under the Securities Act (in which case, only the security sold shall cease to be a Registrable Security); (C) eligibility for sale of such security under Rule 144 (other than securities owned by Mr. Smith or Smith Holdings, LLC); or (D) when such security ceases to be outstanding.

12.9 Demand Registration Rights. The Buyer shall provide to all holders of Registrable Securities a one time resale registration right to register up to thirty-five percent of the Registrable Securities held by each, if the Stockholder Representative makes such demand and if: (A) (i) by the third anniversary of the Closing Date the Buyer has not undertaken one or more offerings that permitted each such holder to sell up to thirty-five percent of the Registrable Securities issued to such holder, and (ii) the market price of the Registrable Security is greater than or equal to the market price of such security on the Closing Date, or (B) by the fifth anniversary of the Closing Date the Buyer has not undertaken on or more offerings that permitted each such holder to sell up to thirty-five percent of the Registrable Securities issued to such holder. Assuming that the conditions enumerated in the first sentence of this Section 12.9 have been met, upon the written demand (a “Demand Notice”) of any Holder of Registrable Securities (the “Initiating Holder”), the Company shall register, on one occasion only, up to 35% of the Registrable Securities held by such Holder and up to 35% of the Registrable Securities held by any other Holders who request that their Registrable Securities be included in such registration in accordance with the terms set forth below ( a “Demand Registration”). The Company covenants and agrees to give written notice of its receipt of any Demand Notice by any Holder to all other registered Holders of Registrable Securities within ten (10) days after the date of the receipt of any such Demand Notice. Each such Holder desiring to include in such registration statement up to 35% of the Registrable Securities then held by such Holder shall, within five (5) calendar days after receipt of the above-described notice from the Company, so notify the Company in writing, and in such notice shall inform the Company of the number of Registrable Securities such Holder wishes to include in such registration statement. On such occasion, the Company will file a registration statement with the SEC covering the sale of such Registrable Securities within sixty (60) days after receipt of a Demand Notice and use its reasonable best efforts to have the registration statement declared effective promptly thereafter, subject to compliance with review by the SEC.

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Notwithstanding the foregoing, if the board of directors of the Company, in its good faith judgment, determines that any registration of Registrable Securities under this Section 12.9 should not be made or continued because it would materially interfere with any material or potentially material financing, acquisition, corporate reorganization or merger or other transaction involving the Company, including negotiations related thereto, or require the Company to disclose any material nonpublic information which would reasonably be likely to be detrimental to the Company or otherwise make it undesirable for the Company to complete a Demand Registration at that time (a “Valid Business Reason”), (x) the Company may postpone filing a Registration Statement (but not the preparation of the Registration Statement) relating to a Demand Registration until such Valid Business Reason no longer exists, but in no event for more than one hundred twenty (120) days after the date when the Demand Registration was requested or, if later, after the occurrence of the Valid Business Reason and (y) in case a Registration Statement has been filed relating to a Demand Registration, the Company may postpone amending or supplementing such Registration Statement, (in which case, if the Valid Business Reason no longer exists or if more than one 120-day period has passed since such postponement, the initiating holders may request a new Demand Registration or request the prompt amendment or supplement of such Registration Statement). The Company shall give written notice to all Holders of Registrable Securities who have elected to participate in the demand registration of its determination to postpone filing, amending or supplementing a Registration Statement and of the fact that the Valid Business Reason for such postponement no longer exists, in each case, promptly after the occurrence thereof (which notice shall notify each Holder only of the occurrence of such an event or the fact that it no longer exists and shall provide no additional information regarding such event to the extent such information would constitute material nonpublic information).

12.10 Registration Expenses.

Except as provided in this Section 12.10, the Company shall pay all registration expenses in connection with a Demand Registration whether or not such Demand Registration becomes effective. Notwithstanding the foregoing if the initiating holders withdraw or revoke a request for a Demand Registration without the prior written consent of the Company, the related Demand Registration shall be counted as a Demand Registration of purposes of Section 12.9 unless the initiating holders agree to pay all fees and expenses incurred by the Company in connection with such withdrawn registration.

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13. Notices. All notices and other communications required or permitted hereunder shall be in writing and shall be deemed duly given (a) on the date of delivery if delivered personally, (b) on the date sent by facsimile (with confirmation of transmission) if sent during normal business hours of the recipient during a Business Day, and otherwise on the next Business Day, if sent after normal business hours of the recipient, (c) if dispatched via a nationally recognized overnight courier service (delivery receipt requested) with charges paid by the dispatching party, on the later of (i) the first Business Day following the date of dispatch, or (ii) the scheduled date of delivery by such service, or (d) on the fifth Business Day following the date of mailing, if mailed by registered or certified mail, return receipt requested, postage prepaid to the party to receive such notice, at the following addresses, or such other address as Buyer may designate for Buyer and Stockholders’ Representative may designate for SNIH Stockholders (collectively) and Stockholders’ Representative from time to time by notice in accordance with this Section.

If to the SNIH Stockholders or Stockholders’ Representative:

Ronald R. Smith

7 Mutiny Place

Key Largo, FL 81523

Facsimile: (305) 852-4101

With a copy (which shall not constitute notice) to:

Steven F. Carman, Esq.

Husch Blackwell LLP

111 Congress Ave Ste. 1400,

Austin, TX 78701

Direct: 512.370.3451
Fax: 512.479.1101

If to the Buyer:

GEE Group Inc.

Attn: Derek Dewan, CEO

13500 Sutton Park Drive South, Suite 204

Jacksonville, Florida 32224

With a copy (which shall not constitute notice) to:

Averitt & Alford, P.A.

Attn: Barry C. Averitt, Esq.

3010 South Third Street, Suite B

Jacksonville Beach, Florida 32250

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14. Succession and Assignment. This Agreement shall be binding upon and inure to the benefit of the Parties named herein and their respective successors and permitted assigns. No Party may assign either this Agreement or any of his, her, or its rights, interests, or obligations hereunder without the prior written approval of Buyer and SNIH Stockholders; provided, however, that Buyer may: (i) assign any or all of its rights and interests hereunder to one (1) or more of its Affiliates; and (ii) designate one (1) or more of its Affiliates to perform its obligations hereunder (in any or all of which cases Buyer nonetheless shall remain responsible for the performance of all of its obligations hereunder).

15. Entire Agreement; Amendment; Attachments.

15.1 Entire Agreement. This Agreement, all Disclosure Schedules and Exhibits hereto, and all agreements and instruments to be delivered by the Parties pursuant hereto represent the entire understanding and agreement between the Parties hereto with respect to the subject matter hereof and supersede all prior oral and written and all contemporaneous oral negotiations, commitments and understandings between such Parties.

15.2 Amendment. The Buyer, with the consent of its respective board of directors, or officers authorized by such board and Merger Subsidiary, or the Stockholders’ Representative acting for all the SNIH Stockholders (pursuant to the authority granted in Section 17 below) may amend or modify this Agreement only by a written instrument executed by the Buyer, Merger Subsidiary, SNI Holdco and the Stockholders’ Representative.

15.3 Attachments; Disclosure Schedules. The Exhibits, Appendices and Disclosure Schedules identified in this Agreement are hereby incorporated as integral parts of this Agreement. All capitalized terms used in the Disclosure Schedules not otherwise defined shall have the meanings ascribed to them in this Agreement. The Disclosure Schedule number listed in the title of each Disclosure Schedule corresponds to that Section of this Agreement.

16. Stockholders’ Representative.

16.1 Mr. Smith confirms that each SNIH Stockholder has signed a Letter of Transmittal in the form attached as Exhibit D prior to the execution and delivery of this Agreement pursuant to which each SNIH Stockholder hereby has appointed Ronald R. Smith as the Stockholders’ Representative and as agent and attorney-in-fact for and on behalf of each SNIH Stockholder, with full powers of substitution, to give and receive notices and communications, to agree to, negotiate, enter into settlements and compromises of, and demand dispute resolution and comply with orders of arbitrators, courts, tribunals or other Governmental Bodies and awards of arbitrators, courts, tribunals or other Governmental Bodies with respect to any claims or other matters that may arise under this Agreement or the other ancillary transaction documents, and to take all actions and execute all such documents necessary or appropriate in the good faith discretion of the Stockholders’ Representative for the accomplishment of the transactions contemplated by this Agreement and the other ancillary transactions, including, without limitation, the power:

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(a) to agree with Buyer and Merger Subsidiary with respect to any matter or thing required by or deemed necessary by Stockholders’ Representative in connection with this Agreement, including without limitation any amendments to this Agreement;

(b) to receive and hold the Merger Consideration and any other amounts payable pursuant to this Agreement and to distribute the same to the SNIH Stockholders;

(c) to establish an account to hold a reasonable portion of the Merger Consideration and to use such portion of the Merger Consideration for out-of-pocket costs and expenses in connection herewith;

(d) to execute and deliver any and all other agreements, documents and other papers which the Stockholders’ Representative deems necessary or appropriate in connection with this Agreement or the Escrow Agreement, or any of the transactions contemplated hereby or thereby;

(e) to terminate, amend, waive or interpret any provision of this Agreement or the Escrow Agreement;

(f) to act for each SNIH Stockholder and all SNIH Stockholders with regard to the indemnification matters referred to in this Agreement, including, without limitation, the power to compromise or settle any claim on behalf of such SNIH Stockholder subject to obtaining the consent of Thrivent, which shall not be unreasonably withheld;

(g) to retain attorneys, accountants and other professionals to provide services to the Stockholders’ Representative in fulfillment of his obligations under this Agreement and as otherwise deemed appropriate in connection with the Closing of the transactions contemplated by this Agreement or related matters arising thereafter; and

(h) to do or refrain from doing any further act or deed on behalf of each SNIH Stockholder which the Stockholders’ Representative deems necessary or appropriate in his sole discretion relating to the subject matter of this Agreement as fully and completely as such SNIH Stockholder could if personally present.

16.2 Notwithstanding the foregoing or anything else in this Agreement, the Stockholders’ Representative shall have no authority to defend a breach or alleged breach by a SNIH Stockholder of any representation, warranty or covenant of this Agreement, as to which such SNIH Stockholder is solely liable or potentially liable, and such SNIH Stockholder shall have the sole authority to defend against any such claim.

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16.3 No bond shall be required of the Stockholders’ Representative, and the Stockholders’ Representative shall receive no compensation for his services.

16.4 Neither the Stockholders’ Representative nor any of his agents or employees shall be liable to any SNIH Stockholder of any error of judgment, or any action taken, suffered or omitted to be taken, under this Agreement except in the case of its gross negligence, willful misconduct or fraud. The Stockholders’ Representative may consult with legal counsel, independent public accountants or other experts selected by him and shall not be liable for any action taken or omitted to be taken in good faith by him in accordance with the advice of such counsel, accounts or experts.

16.5 In the Letter of Transmital, each SNIH Stockholder hereby agrees to indemnify and hold the Stockholders’ Representative harmless from any and all liability, loss, cost, damage or expense (including attorneys’ fees) reasonably incurred or suffered as a result of the performance of his duties under this Agreement, except such that arises from the gross negligence or willful misconduct or fraud of the Stockholders’ Representative.

16.6 A decision, act, consent or instruction of the Stockholders’ Representative shall constitute a decision of all SNIH Stockholders and shall be final, binding and conclusive upon each SNIH Stockholder. Stockholder’s Representative shall promptly give written notices to Thrivent, within three (3) Business Days, of any decision, consent given, instructions given or actions taken as a Stockholder’s Representative in accordance with the notice procedures of Section 13 to an address provided by Thrivent.

16.7 Upon the eighteen (18) month anniversary of the Effective Date, the Stockholders Representative shall distribute the remaining portion, if any, of the $500,000 expense fund in Section 2.1(d) to the SNIH Stockholders in accordance with their SNIH Ownership Proportion and instructions set forth on Exhibit B. Additionally, Stockholders Representative shall promptly pay to the respective SNIH Stockholders the allocable amounts due to each such stockholder upon any deposit into Stockholders Representative account of the payments contemplated in Section 2.3(a) (next to last sentence), 10A(a) (last sentence), and 11.4 which are due or to be paid to those SNIH Stockholders

17. Miscellaneous.

17.1 Waiver of Subrogation by SNIH Stockholders. Notwithstanding anything to the contrary in this Agreement or otherwise, no SNIH Stockholder shall have any right of contribution or subrogation against the Acquired Companies, or either Acquired Company, with respect to any breach or default by either or both of the Acquired Companies of or under any of its or their representations, warranties, covenants or agreements in this Agreement (specifically including without limitation if the stockholder is required to indemnify the Buyer Indemnified Parties as a result of that breach or default by the Acquired Companies).

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17.2 No Other Disclosures.

(a) Except for the representations and warranties expressly set forth in this Agreement, the Principal Stockholders and Acquired Companies have not made and the Buyer is not relying on any other representations or warranties by them, expressed or implied, concerning the Acquired Companies, the SNI Holdco Shares or any aspect of this Agreement or the transactions contemplated or referenced herein. Any item, fact or circumstance disclosed in one SNIH Disclosure Schedule section or subsection that applies and is materially relevant to a different Section of the SNIH Disclosure Schedules may be deemed disclosed by an appropriate cross-reference to the SNIH Disclosure Schedule section or subsection containing the relevant disclosure item, fact or circumstance.

(b) Except for the representations and warranties expressly set forth in this Agreement, Buyer has not made and the SNIH Stockholders are not relying on any other representations or warranties by Buyer, expressed or implied, concerning the Buyer, the Merger Subsidiary, the GEE Preferred Shares or any aspect of this Agreement or the transactions contemplated or referenced herein. Any item, fact or circumstance disclosed in one Buyer’s Disclosure Schedule section or subsection that applies and is materially relevant to a different Section of the Buyer’s Disclosure Schedules may be deemed disclosed by an appropriate cross-reference to the Buyer’s Disclosure Schedule section or subsection containing the relevant disclosure item, fact or circumstance.

17.3 Expenses. Except as otherwise expressly provided herein, each Party hereto shall pay its own expenses incurred in preparing this Agreement and consummating the transactions contemplated hereby, including, but not limited to, any such costs and expenses incurred by any Party in connection with the negotiation, preparation and performance of and compliance with the terms of this Agreement (including, without limitation, the fees and expenses of legal counsel, accountants, investment bankers or other representatives and consultants); provided, that the SNIH Stockholders shall be responsible for such expenses of the Acquired Companies. The SNIH Stockholders shall cause all transaction related expenses of the SNIH Stockholders to be invoiced at or prior to the Closing, except for those of Thrivent and Madison.

17.4 Governing Law. This Agreement shall be governed by and construed in accordance with the laws of the State of Delaware, without regard to conflicts of law principles.

17.5 Jurisdiction and Venue. The Parties agree that the courts of the State of Florida and the federal courts of the United States located in the State of Florida shall have non-exclusive jurisdiction over any dispute, claim or controversy which may arise involving this Agreement or its subject matter. The Parties waive any defense of lack of personal jurisdiction that any of them may have otherwise had to an action brought in Florida. The Parties agree that exclusive venue shall lie solely in the appropriate federal or state court located in Duval County, Florida; provided that this provision shall not prohibit a Party from commencing an action in any court with appropriate jurisdiction for the purpose of enforcing this choice of venue provision, and bringing such an action shall not serve to waive such Party’s rights under the choice of venue provision. The Parties irrevocably submit and consent to the above jurisdiction and chosen venue and except as provided herein waive any right they may have to bring or maintain an action in any other jurisdiction or venue or seek any change of jurisdiction or venue or that such venue is inconvenient.

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17.6 Waiver of Jury Trial.

THE PARTIES HEREBY AGREE THAT ANY CONTROVERSY WHICH MAY ARISE UNDER THIS AGREEMENT OR OUT OF THE RELATIONSHIP ESTABLISHED BY THIS AGREEMENT WOULD INVOLVE COMPLICATED AND DIFFICULT FACTUAL AND LEGAL ISSUES AND THAT, THEREFORE, ANY ACTION BROUGHT BY ONE PARTY AGAINST THE OTHER, IN EACH CASE WHETHER ALONE OR IN COMBINATION WITH OTHERS, WHETHER ARISING OUT OF THIS AGREEMENT OR OTHERWISE, SHALL BE DETERMINED BY A JUDGE SITTING WITHOUT A JURY. ACCORDINGLY, EACH PARTY, TO THE EXTENT PERMITTED BY LAW, HEREBY KNOWINGLY, VOLUNTARILY AND INTENTIONALLY WAIVES ITS RIGHT TO A TRIAL BY JURY IN ANY LEGAL ACTION OR OTHER LEGAL PROCEEDING ARISING OUT OF OR RELATING TO THIS AGREEMENT AND THE TRANSACTION IT CONTEMPLATES, WHETHER IN CONTRACT, TORT OR OTHERWISE.

17.7 Section Headings. The section headings are for the convenience of the Parties and in no way alter, modify, amend, limit, or restrict the contractual obligations of the Parties.

17.8 Severability. The invalidity or unenforceability of any provision of this Agreement shall not affect the validity or enforceability of any other provision of this Agreement.

17.9 Construction. The language used in this Agreement shall be deemed to be the language chosen by the Parties hereto to express their mutual intent, and no rule of strict construction will be applied against any Person. The use of the word “including” in this Agreement or in any of the agreements contemplated hereby shall be by way of example rather than by limitation. Whenever the context of this Agreement requires, the gender of all words herein shall include the masculine, feminine and neuter, and the number of all words herein shall include the singular and plural.

17.10 No Third Party Beneficiaries. Nothing herein expressed or implied is intended or shall be construed to confer upon or give to any Person, other than the Parties hereto and their respective permitted successors and assigns, any rights or remedies under or by reason of this Agreement, such third parties specifically including without limitation employees and creditors of the Acquired Companies and investors or financing sources of the Buyer.

17.11 Counterparts. This Agreement may be executed in one or more counterparts, including each of which may be delivered via email or facsimile, and shall be deemed to be an original but all of which, when taken together, shall be one and the same document.

17.12 Specific Performance. The Parties acknowledge that the Acquired Companies’ Business is unique and recognize and affirm that in the event of a breach of this Agreement by any Party, money damages may be inadequate and the other Party may have no adequate remedy at law. Accordingly, all Parties hereto agree that each Party shall have the right, in addition to any other rights and remedies existing in its favor, to enforce its rights and each other’s Party obligations hereunder not only by an action or actions for damages but also by an action or actions for specific performance, injunctive and/or other equitable relief. Each of the Parties hereto hereby waives the defense that there is an adequate remedy at law.

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IN WITNESS WHEREOF, this Agreement has been duly executed by the Parties hereto as of and on the date first above written.

BUYER: GEE GROUP INC.

By:	/s/ Andrew J. Norstrud
Name:	Andrew J. Norstrud
Title:	CFO

MERGER SUBSIDIARY: GEE GROUP PORTFOLIO, INC.

By:	/s/ Andrew J. Norstrud
Name:	Andrew J. Norstrud
Title:	CFO

SNI HOLDCO: SNI HOLDCO INC.

By:	/s/ Andrew J. Norstrud
Name:	Andrew J. Norstrud
Title:	CFO

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STOCKHOLDERS’ REPRESENTATIVE:	Madison Capital Funding LLC

/s/ Ronald R. Smith	By:	/s/ Jennifer Cotton
Ronald R. Smith	Name:	Jennifer Cotton
	Title:	Managing Director

PRINCIPAL STOCKHOLDERS:	Smith Holdings, LLC

Thrivent Financial for Lutherans	By:	/s/ Ronald R. Smith
	Name:	Ronald R. Smith
Title:

By:	/s/ Geoff Huber
Name:	Geoff Huber
Title:	Senior Managing Director

/s/ Ronald R. Smith
Ronald R. Smith

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EXHIBIT A – DEFINITIONS

“Accounts Receivable” has the meaning set forth in Section 3.15.

“Accredited Investor” has the meaning set forth in Regulation D promulgated under the Securities Act.

“Acquired Companies” means SNI Holdco and SNI Subsidiary, collectively, and “Acquired Company” means any one of the Acquired Companies.

“Acquired Companies’ Disclosure Schedule/Schedules” has the meaning set forth in Section 3.

“Acquired Companies’ Intellectual Property” has the meaning given such term in Section 3.13.

“Acquired Companies’ Real Property Lease” or “Acquired Companies’ Real Property Leases” has the meaning set forth in Section 3.14 of this Agreement.

“Acquired Companies’ Software” has the meaning set forth in Section 3.31(a).

“Acquired Companies’ Tangible Personal Property” has the meaning given such term in Section 3.12.

“Acquired Companies’ Transaction Expenses” means: (i) the aggregate fees and expenses of the Acquired Companies relating to the transactions contemplated hereby to (A) RW Baird for investment banking services for the Acquired Companies and (B) Husch Blackwell LLP for legal services to the Acquired Companies, and (c) Acquired Companies’ accounting firm for tax and accounting services to the Acquired Companies and (D) any other advisors, in each case for clauses (A), (B), (C), and (D) above to the extent unpaid at the time determination (which, unless otherwise expressly indicated herein, shall be the Closing Date) and to the extent related to the transactions contemplated hereby and (ii) all obligations to pay bonuses or other similar forms of compensation (including any payment pursuant to the MIP) to directors, officers, employees, consultants or agents payable in connection with the transactions contemplated by this Agreement.

“Adverse Consequences” means all actions, suits, proceedings, hearings, investigations, charges, complaints, claims, demands, injunctions, judgments, orders, decrees, rulings, damages, deficiencies, dues, penalties, fines, costs, reasonable amounts paid in settlement, liabilities, obligations, taxes, liens, losses, expenses, and fees, including court costs and reasonable attorneys’ fees and expenses to the extent suffered by an Indemnified Party. For purposes of indemnification under this Agreement, the term Adverse Consequences shall be determined without regard to any materiality, Material Adverse Effect or other similar qualification.

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“Affiliate” means: (i) in the case of an individual, the members of the immediate family (including the individual’s spouse and the parents, siblings and children of the individual and/or the individual’s spouse) and any Business Entity that directly or indirectly, through one or more intermediaries, controls, or is controlled by, or is under common control with, any of the foregoing individuals; or (ii) in the case of a Business Entity, another Business Entity or a person that directly or indirectly, through one or more intermediaries, controls, or is controlled by, or is under common control with, the Business Entity.

“Affiliated Group” means any affiliated group within the meaning of that term in Code Section 1504(a) or any similar group under a similar provisions of state, local or non-US Law.

“Agreement” has the meaning set forth in the preface of this Agreement.

“Applicable Rate” means corporate interest at a base rate equal to the “prime rate” published daily in the Wall Street Journal.

“As Covered Basis” has the meaning set forth in Section 2.5(c).

“Auditor” has the meaning set forth in Section 2.3(c).

“Baird” means RW Baird, the financial advisor to the Acquired Companies.

“Baird Release” has the meaning set forth in Section 3.43 of this Agreement.

“Benchmark Net Working Capital” has the meaning set forth in Appendix I.

“Books and Records” has the meaning set forth in Section 3.17.

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“Business” means the staffing, recruitment, employee placement services business, and all other businesses by the Acquired Companies, including but not limited to the following: staff augmentation and consulting services, including without limitation relating to contract labor, contingent employment, staff augmentation, permanent placement, temporary or contract to hire, retained search, and vendor management systems (“VMS”) and resource process outsourcing (“RPO”), and management service provider (“MSP”).

“Business Day” or “Business Days” means any day, excluding Saturday, Sunday and any national or Florida state holiday.

“Business Entity” means any corporation, partnership, limited liability company, trust or other domestic or foreign form of business association or organization.

“Buyer” has the meaning set forth in the preface.

“Buyer Indemnified Parties” has the meaning set forth in Section 10.2.

“Buyer’s Disclosure Schedule/Schedules” has the meaning set forth in Section 4A(b).

“Buyer’s NWC” has the meaning set forth in Section 2.3(b).

“Buyer’s Primary Lender” shall mean the lender(s) that provides the primary, senior financing funding for Buyer and its Affiliates, including to finance portions of this transaction, including without limitation, if applicable, PNC Bank, National Association (“PNC”).

“Buyer Proxy Statement” means the proxy statement of Buyer relating to the approval by the stockholders of Buyer in compliance with Section 712 of the NYSE MKT Company Guide and Regulation 14A under the Exchange Act of (i) the issuance of shares of GEE Common Stock in excess of the Conversion Limit in connection with the Preferred Conversion, (ii) the issuance shares of GEE Common Stock in excess of the Conversion Limit in connection with the Note Conversion.

“Buyer Stockholder Meeting” has the meaning set forth in Section 12.8.

“CERCLA” has the meaning set forth in Section 3.33(e).

“Certificate” has the meaning set forth in Section 1.5(a).

“Certificate of Merger” has the meaning set forth in Section 1.3(b).

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“Charter” means the Certificate of Incorporation, Articles of Incorporation or Organization or other organizational document of a corporation or other Business Entity, as amended and restated through the date hereof.

“Closing” has the meaning set forth in Section 1.3(a).

“Closing Cash Payment” has the meaning set forth in Section 2.1.

“Closing Date” has the meaning set forth in Section 1.3(a).

“Closing Net Working Capital” has the meaning set forth in Appendix I.

“COBRA” means the requirements of Part 6 of Subtitle B of Title I of ERISA and Code Section 4980B and of any similar state law.

“Code” means the Internal Revenue Code of 1986, and the regulations thereunder, published Internal Revenue Service rulings, and court decisions in respect thereof, all as the same shall be in effect at the time.

“Confidential Information” has the meaning set forth in Section 12.2(a) of this Agreement.

“Contracts” has the meaning set forth in Section 3.18(a).

“Conversion Limit” shall have the meaning ascribed to that term in the Promissory Note and the Statement Establishing Series B Convertible Preferred Stock.

“Core Employee” means an employee of one of the Acquired Companies (i) whose work product belongs to one of the Acquired Companies or (ii) whose services are provided to one of the Acquired Companies as opposed to clients or customers of the Acquired Companies.

“D&O Tail Coverage” has the meaning given such term in Section 12.7.

“Data Laws” means laws, regulations, guidelines, and rules in any jurisdiction (federal, state, provincial, or local) applicable to data privacy, data security, and/or personal information, as well as industry standards applicable to the Acquired Companies.

“Dissenting Shares” has the meaning given such term in Section 2.7.

“EDGAR System” means the Electronic Data Gathering, Analysis, and Retrieval system, which performs automated collection, validation, indexing, acceptance, and forwarding of submissions by companies and others who are required by law to file forms with the U.S. Securities and Exchange Commission.

“Effective Time” has the meaning set forth in Section 1.3(b).

“Employee Benefit Plan” means any “employee benefit plan” (as such term is defined in ERISA Section 3(3)) and any other material employee benefit plan, program or arrangement of any kind, including without limitation, each pension, benefit, retirement, supplemental retirement, compensation, employment, consulting, profit-sharing, deferred compensation, incentive, bonus, performance award, phantom equity, stock, stock-based, change in control, retention, severance, salary continuation, accrued leave, sick leave, vacation, paid time off, health, medical, disability, life insurance, accidental death and dismemberment insurance, welfare, fringe benefit and other similar agreement, plan, contract, policy, program, practice or arrangement (and any amendments thereto), in each case whether or not reduced to writing and whether funded or unfunded, whether or not tax-qualified and whether or not subject to ERISA, which is or has been established, maintained, sponsored, contributed to, or required to be contributed to by the Acquired Companies for the benefit of any current or former employee, officer, director, retiree, independent contractor or consultant of the Acquired Companies or any spouse or dependent of such individual, or under which the Acquired Companies have or may have any Liability, or with respect to which Buyer or any of its Affiliates would reasonably be expected to have any liability, contingent or otherwise.

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“Employee Pension Benefit Plan” has the meaning set forth in ERISA Section 3(2).

“Employee Welfare Benefit Plan” has the meaning set forth in ERISA Section 3(1).

“Environmental, Health, and Safety Requirements” means all federal, state, local, and non-U.S. statutes, regulations, ordinances, and similar provisions having the force or effect of law, all judicial and administrative orders and determinations, and all common law concerning public health and safety, worker health and safety, pollution, or protection of the environment, including all those relating to the presence, use, production, generation, handling, transportation, treatment, storage, disposal, distribution, labeling, testing, processing, discharge, release, threatened release, control, exposure to, or cleanup of any hazardous materials, substances, wastes, chemical substances, mixtures, pesticides, pollutants, contaminants, toxic chemicals, petroleum products or byproducts, asbestos, polychlorinated biphenyls, noise, odor, mold, or radiation.

“Environmental Claim” or “Environmental Claims” has the meaning set forth in Section 3.33(g).

“Environmental Laws” has the meaning set forth in Section 3.33(e).

“ERISA” means the Employee Retirement Income Security Act of 1974, and any similar or successor federal statute, and the rules, regulations and interpretations thereunder, all as the same shall be in effect at the time.

“ERISA Affiliate” means, for purposes of Title IV of ERISA, any trade or business, whether or not incorporated, that together with the Acquired Companies, would be deemed to be a “single employer” within the meaning of Section 4001 of ERISA, and, for purposes of the Code, any member of any group that, together with the Acquired Companies, is treated as a “single employer” for purposes of Section 414 of the Code.

“Escrow Agent” means UMB Bank, N.A., a national banking association.

“Escrow Agreement” has the meaning given that term forth in Section 2.4.

“Fiduciary” has the meaning set forth in ERISA Section 3(21).

“Final Closing Net Working Capital” has the meaning set forth in 2.3(c).

“Financial Statements” has the meaning set forth in Section 3.8.

“Form 1099 Contractors” means any personnel who are “leased” to customers of the Acquired Companies or whose services are provided to customers of the Acquired Companies including those provided directly or through entities (e.g. corporations) owned by the personnel, who are not treated as being W-2 employees of the Acquired Companies.

“Fundamental Representations and Warranties” has the meaning set forth in Section 10.1.

“Fundamental Representations and Warranties Indemnification Ceiling” has the meaning set forth in Section 10.2(b).

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“GAAP” means United States generally accepted accounting principles as in effect from time to time, consistently applied.

“GEE Common Stock” means the no par value common stock of GEE.

“GEE Party” or “GEE Parties” has the meaning set forth in Section 4.5.

“GEE Preferred Shares” has the meaning set forth in Section 2.5.

“GEE Preferred Stock” means shares of GEE’s Series A Convertible Preferred Stock without par value having such preferences and rights as set forth in the Statement of Resolution Establishing Series of Series A Convertible Preferred Stock.

“GEE Stock” has the meaning set forth in Section 4A(a).

“GEE Restricted Securities” has the meaning set forth in Section 4A(a).

“Governmental Body” means any:

(a) nation, state, county, city, town, borough, village, district, or other jurisdiction;

(b) federal, state, local, municipal, foreign, multinational, or other government;

(c) governmental or quasi-governmental authority of any nature (including any agency, branch, department, board, commission, court, tribunal, or other entity exercising governmental or quasi-governmental powers);

(d) body exercising, or entitled or purporting to exercise, any administrative, executive, judicial, legislative, police, regulatory, or taxing authority or power, whether local, national, or international; or

(e) official of any of the foregoing.

“Hazardous Substance” has the meaning set forth in Section 3.33(f).

“Health Plan Insurer” has the meaning set forth in 10A(b) of this Agreement.

“Improvements” has the meaning set forth in Section 3.14(f).

“Income Tax” means any federal, state, local, or non-U.S. Tax that is, in whole or in part, based on or measured by net income or gains, and any similar Tax (including any gross receipts tax and any franchise tax imposed in lieu of a Tax that is, in whole or in part, based on or measured by net income or gains), including any interest, penalty, or addition thereto, whether disputed or not.

“Income Tax Return” means any return, declaration, report, claim for refund, or information return or statement relating to Income Taxes, including any schedule or attachment thereto, and including any amendment thereof.

“Indebtedness” means all obligations, contingent or otherwise, whether current or long-term, which in accordance with GAAP would be classified upon the obligor’s balance sheet as liabilities (other than deferred taxes) and shall also include capitalized leases, guaranties, endorsements (other than for collection in the Ordinary Course of Business) or other arrangements whereby responsibility is assumed for the obligations of others, including any agreement to purchase or otherwise acquire the obligations of others or any agreement, contingent or otherwise, to furnish funds for the purchase of goods, supplies or services for the purpose of payment of the obligations of others.

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“Indemnification Basket” has the meaning set forth in Section 10.2(a).

“Indemnified Party” has the meaning set forth in Section 10.5(a).

“Indemnifying Party” has the meaning set forth in Section 10.5(a).

“Indemnify” has the meaning set forth in Section 10.2.

“Independent Accountants” has the meaning set forth in Appendix I.

“Insider” means (i) any officer, director, employee, member or stockholder of either Acquired Company or any other Party to this Agreement; or (ii) any Person in which any individual listed in clause (i) hereof has a beneficial interest.

“Insurance Policy” or “Insurance Policies” has the meaning set forth in Section 3.11

“Intellectual Property” means all of the following in any jurisdiction throughout the world: (a) all inventions (whether patentable or unpatentable and whether or not reduced to practice), all improvements thereto, and all patents, patent applications, and patent disclosures, together with all reissuances, continuations, continuations-in-part, revisions, extensions, and reexaminations thereof; (b) all trademarks, service marks, trade dress, logos, slogans, trade names, corporate names, Internet domain names, and rights in telephone numbers, together with all translations, adaptations, derivations, and combinations thereof and including all goodwill associated therewith, and all applications, registrations, and renewals in connection therewith; (c) all copyrightable works, all copyrights, and all applications, registrations, and renewals in connection therewith; (d) all mask works and all applications, registrations, and renewals in connection therewith; (e) all Trade Secrets and confidential business information (including ideas, research and development, know-how, formulas, compositions, manufacturing and production processes and techniques, technical data, designs, drawings, specifications, customer and supplier lists, pricing and cost information, and business and marketing plans and proposals); (f) all computer software (including source code, executable code, data, databases, and related documentation); (g) all material advertising and promotional materials; (h) all other proprietary rights; and (i) all copies and tangible embodiments thereof (in whatever form or medium).

“Key Employee “or “Key Employees” has the meaning set forth in Section 3.21(a).

“Knowledge”

(a) An individual (including Ronald Smith, Vince Lombardo and Peter Langlois) will be deemed to have Knowledge of a particular fact or other matter if:

(i) that individual is actually aware of that fact or matter or;

(ii) a prudent individual could be expected to discover or otherwise become aware of that fact or matter in the course of conducting a reasonably comprehensive investigation regarding the accuracy of any representation or warranty in this Agreement.

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(b) A Person (other than an individual) will be deemed to have Knowledge of a particular fact or other matter if any individual who is serving, or who has at any time served, as director, officer, partner, manager, executor or trustee of that Person (or in any similar capacity) has or at any time had, Knowledge of that fact or other matter (as set forth in clauses (a)(i) and (ii) above).

(c) Notwithstanding clause (b) above, the Acquired Companies will be deemed to have “Knowledge” of a particular fact or other matter if either of the Acquired Companies is deemed to have Knowledge of that fact or other matter, and either Acquired Company will be deemed to have Knowledge of the fact or other matter only if Ronald Smith, Vince Lombardo, or Peter Langlois is deemed to have Knowledge of that fact or other matters (in accordance with clause (a) above).

“Labor Laws” means all applicable Laws respecting labor, employment, fair employment practices, labor relations, terms and conditions of employment, immigration, employee classification and wages, hours, meal and break periods, hiring, promotion, termination, workers’, compensation, occupational safety and health employer or workplace requirements, standards and practices, plant closings, withholding of taxes, employment discrimination, harassment, retaliation, disability rights or benefits, equal employment opportunity, equal pay, employee privacy, employee leave requirements, health and medical insurance (including the Affordable Care Act), unemployment insurance and similar matters.

“Latest Balance Sheet” or “Most Recent Balance Sheet” means the balance sheet contained within the Most Recent Financial Statements.

“Law” (singular; “Laws” if plural) means any federal, state, local domestic (United States state or territories) and, where the context applies, foreign, laws, statutes, codes, ordinances, rules, regulations and the like, as well as common law. The term “Law” includes, without limitation, the following statutes, as amended, and in effect from time to time up to the Closing Date, and any regulations promulgated pursuant thereto, and any state or local statutes, ordinances, rules, regulations and the like addressing similar issues: the Comprehensive Environmental Response, Compensation and Liability Act; the Emergency Planning and Community Right-to-Know Act; the Hazardous Substances Transportation Act; the Resource Conservation and Recovery Act (including but not limited to Subtitle I relating to underground Storage Tanks); the Solid Waste Disposal Act; the Clean Water Act; the Clean Air Act; the Toxic Substances Control Act; and any similar state and local laws, and all amendments thereto, or the by-laws, the rules, regulations and interpretations thereunder, all as the same shall be in effect from time to time.

“Leased Real Property” means all leasehold or subleasehold estates and other rights to use or occupy any land, buildings, structures, improvements, fixtures, or other interest in real property held by either Acquired Company.

“Leases” or “Lease” means all leases, subleases, licenses, concessions and other agreements (written or oral), including all amendments, extensions, renewals, guaranties, and other agreements with respect thereto, pursuant to which either Acquired Company holds any Leased Real Property, including the right to all security deposits and other amounts and instruments held by or on behalf of the applicable Acquired Company thereunder.

“Letter of Transmittal” has the meaning set forth in Section 2.6(a).

“Lien” or “Liens” means, with respect to any asset, any mortgage, deed of trust, pledge, hypothecation, assignment, security interest, lien, charge, restriction, adverse claim by or equitable rights or interest of any third-party, title defect or encumbrance of any kind (including any conditional sale or other title retention agreement, any lease in the nature thereof, any assignment or other conveyance of any right to receive income and any assignment of receivables with recourse against assignor), any filing of any financing statement as debtor under the Uniform Commercial Code or comparable law of any jurisdiction and any agreement to give or make any of the foregoing.

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“Long Term Debt” means liability owing to any lenders (including Monroe Capital) by the Acquired Companies that is not included as Current Liabilities in determining Net Working Capital in Appendix I.

“Material Adverse Effect” or “Material Adverse Change” means any effect or change that would be materially adverse to, or would likely have a material adverse impact or effect on: (a) the Business (or other business), operations, assets, liabilities, condition or prospects (financial or otherwise) of the Acquired Companies or either Acquired Company; (b) the ability of either of the Acquired Companies to perform its obligations under any of the Merger Documents; (c) the validity or enforceability of any of the Merger Documents; or (d) the rights and remedies of the Buyer under any of the Merger Documents.

“Material Customers” has the meaning given such term in Section 3.25.

“Material Leased Real Property” means any Leased Property that is leased by either Acquired Company at an annual rent in excess of Twelve Thousand Dollars ($12,000).

“Merger” has the meaning set forth in Section 1.2.

“Merger Consideration” has the meaning set forth in Section 2.

“Merger Consideration Allocation Schedule” has the meaning set forth in Section 2.

“Merger Subsidiary” has the meaning set forth in the preface of this Agreement.

“MIP” has the meaning given such term in Section 2.1(b).

“MIP Estoppels” means estoppels to be signed by participants in the MIP in a form prepared by Buyer.

“Most Recent Fiscal Month End” has the meaning set forth in Section 3.8(b).

“Most Recent Fiscal Quarter End” has the meaning set forth in Section 4.3.

“Most Recent Fiscal Year End” has the meaning set forth in Section 3.8.

“Multiemployer Plan” has the meaning set forth in ERISA Section 3(37).

“Necessary Permits” or “Permits” (“Permit” if singular) mean all licenses, permits, franchises, orders, approvals, accreditations, written waivers and other governmental and other authorizations as are necessary in order to enable the Acquired Companies (prior to Closing) and Buyer and the Surviving Company and its subsidiary (SNI Subsidiary) (after Closing) to continue to own, operate and conduct the Business as currently conducted and proposed to be conducted and to occupy and use the Acquired Companies’ real and personal properties without incurring any material liability.

“Non-Fundamental Representations and Warranties” has the meaning set forth in Section 10.1.

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“Non-Fundamental Representations and Warranties Indemnification Ceiling” has the meaning set forth in Section 10.2(b).

“Non-Competition Agreements” has the meaning set forth in Section 7.

“Nonqualified Plan” has the meaning set forth in Section 3.22(f).

“Note Conversion” means collectively (i) the conversion of the Promissory Note into shares of GEE Common Stock in accordance with the terms of the Promissory Note (ii) the payment of any interest on the Promissory Note in shares of GEE Common Stock and (iii) the issuance of any other shares of GEE Common Stock in connection with the Company’s issuance of the Promissory Note.

“NWC Adjustment Amount” has the meaning set forth in Section 2.3.

“Ordinary Course of Business” means the ordinary course of business consistent with past custom and practice (including with respect to quantity and frequency).

“Party” or “Parties” has the meaning set forth in the preface.

“Person” means an individual, a partnership, a corporation, a limited liability company, an association, a joint stock company, a trust, a joint venture, an unincorporated organization, any other business entity, a governmental entity (or any department, agency, or political subdivision thereof) or other entity.

“Pre-Closing Tax Period” has the meaning set forth in Section 11.1.

“Preferred Conversion” has the meaning set for in Section 2.5.

“Prohibited Transactions” has the meaning set forth in ERISA Section 406 and Code Section 4975.

“Promissory Note” or “Promissory Notes” has the meaning set forth in Section 2.4.

“Public Reports” has the meaning set forth in Section 4A(b)(ii).

“Real Property “or“Real Properties” means real property and real estate.

“Real Property Lease” or “Real Property Leases” has the meaning set forth in Section 3.14.

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“Records” means information that is inscribed on a tangible medium or that is stored in electronic or other medium.

“Registrable Securities” has the meaning set forth in Section 12.9.

“Retained Employees” has the meaning set forth in Section 12.1.

“Schedules” means collectively the Disclosure Schedules prepared and delivered to SNIH Stockholders by Buyer and the Disclosure Schedules prepared and delivered to Buyer by the Acquired Companies and Stockholders’ Representative. “Schedule” is the singular for “Schedules”.

“SEC” means the Securities and Exchange Commission.

“Securities” has the meaning set forth in Section 12.9.

“Securities Act” means the Securities Act of 1933, as amended.

“Securities Exchange Act” means the Securities Exchange Act of 1934, as amended.

“Self-Funded Group Health Plan” means the plan described herein at Section 3.22(d).

“Stockholders’ Representative” has the meaning set forth in the preface of this Agreement.

“SNI Holdco” has the meaning set forth in the preface of this Agreement.

“SNI Holdco Shares” has the meaning set forth in Section 1.5(a).

“SNI Lender” means Monroe Capital.

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“SNI Subsidiary” has the meaning set forth in the Preliminary Statement B at the beginning of this Agreement.

“SNIH Disclosure Schedule/Schedules” has the meaning set forth in the introductory paragraph of Section 2A.

“SNIH Stockholder” has the meaning set forth in Section 3.39.

“Statement of Resolution Establishing Series A Convertible Preferred Stock” means GEE’s Statement of Resolution Establishing Series of Series A Convertible Preferred Stock in the form attached as Exhibit H.

“Straddle Period” has the meaning set forth in Section 11.2.

“Subsidiary(ies)” means, with respect to any Person: (a) any corporation, association or other entity of which at least a majority in interest of the outstanding capital stock or other equity securities having by the terms thereof voting power under ordinary circumstances to elect a majority of the directors, managers or trustees thereof, irrespective of whether or not at the time capital stock or other equity securities of any other class or classes of such corporation, association or other entity shall have or might have power by reason of the happening of any contingency, is at the time, directly or indirectly, owned or controlled by such Person; or (b) any entity (other than a corporation) in which such Person, one or more Subsidiaries of such Person, or such Person and one or more Subsidiaries of such Person, directly or indirectly, at the date of determination thereof, has at least majority ownership interest. For purposes of this Agreement, a Subsidiary of SNI Holdco shall include the direct and indirect Subsidiaries of SNI Holdco.

“Surviving Company” has the meaning set forth in Section 1.2

“Systems” has the meaning set forth in Section 3.31(c).

“Tax” or “Taxes” means any federal, state, local, or non-U.S. income, gross receipts, license, payroll, employment (including taxes under the Affordable Care Act), excise, severance, stamp, occupation, premium, windfall profits, environmental (including taxes under Code §59A), customs duties, capital stock, franchise, profits, withholding, social security (or similar), unemployment, disability, real property, personal property, sales, use, transfer, registration, value added, alternative or add-on minimum, estimated, or other tax of any kind whatsoever, including any interest, penalty, or addition thereto, whether disputed or not.

“Tax Return” or“Tax Returns” means any return, declaration, report, claim for refund, or information return or statement relating to Taxes, including any schedule or attachment thereto, and including any amendment thereof.

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“Third-Party Claim” has the meaning set forth in Section 10.5(a).

“Trade Secret” means all know-how, confidential or proprietary information, customer lists, technical information, data, process technology, plans, drawings, inventions, and discoveries, whether or not patentable.

“Transaction Expenses” means (i) the aggregate fees and expenses of the Acquired Companies or the SNIH Stockholders relating to the transactions contemplated hereby to (A) RW Baird for investment banking services for the Acquired Companies and (B) Husch Blackwell LLP for legal services to the Acquired Companies, and (C) for tax and accounting services to the Company and (D) any other advisors, in each case for clauses (A), (B), (C), & (D) above to the extent unpaid at the time of determination (which, unless otherwise expressly indicated herein, shall be the Closing Date) and to the extent related to the transactions contemplated hereby and (ii) all obligations to pay bonuses or other similar forms of compensation (including any payment pursuant to the MIP) to directors, officers, employees, consultants or agents payable in connection with the transactions contemplated by this Agreement.

“Transaction Tax Deductions” means any item of loss deduction, or credit resulting from or attributable to: (i) any employee bonuses or other compensation paid by (or on behalf of) the Acquired Companies on or before the Closing Date in connection with the transactions contemplated hereunder, (ii) any Transaction Expenses of the SNIH Stockholders that are properly deductible by the Acquired Companies for Tax purposes, and (iii) any unamortized (as of immediately prior to the Closing) capitalized debt costs or debt prepayment fees or penalties.

“Valid Business Reason” has the meaning set forth in Section 12.10.

“Working Capital Reserve Fund” has the meaning set forth in Section 2.2.

“Written,” “in writing” or words of similar meaning shall include any written materials, emails or any other forms of written documentation or communication (including any electronic form).

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Exhibit B

[Intentionally Omitted]

84

Exhibit C

Promissory Notes

(see attached)

85

Exhibit D

Letter of Transmittal

(see attached)

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Exhibit E

Non-Competition Agreements

(see attached)

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Exhibit F

SNIH Stockholders’ Release

(see attached)

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Exhibit G

Litigation Matters

(see attached)

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Exhibit H

GEE Statement of Resolution

Establishing Series of Series A Convertible Preferred Stock

(see attached)

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APPENDIX I

[Intentionally Omitted]

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ANNEX B

OFFICE OF THE SECRETARY OF STATE

JESSE WHITE • Secretary of State

APRIL 3, 2017 4241-517-1

NCR
600 S 2ND
SPRINGFIELD, IL 62704

RE GEE GROUP INC.

DEAR SIR OR MADAM:

ENCLOSED YOU WILL FIND THE STATEMENT OF RESOLUTION ESTABLISHING SERIES FOR THE ABOVE CORPORATION.

THE FILING FEE IS HEREBY ACKNOWLEDGED.

SINCERELY,

JESSE WHTIE
SECRETARY OF STATE
DEPARTMENT OF BUSINESS SERVICES
CORPORATION DIVISION
TELEPHONE (217) 782-6961

BCA 6.10

File # 4241-517-1
Clerk

FILED
APR 03 2017
JESSE WHITE
SECRETARY OF STATE

FEE 25

STATEMENT OF RESOLUTION ESTABLISHING SERIES
GEE GROUP INC.

Pursuant to the provisions of "The Business Corporation Act of 1983", the undersigned corporation hereby submits the following Statement of Resolution Establishing Series.

1. The name of the corporation is GEE Group Inc.

2. The Board of Directors on March 30, 2017 duly adopted the following resolution establishing and designating one or more series and fixing and determining the relative rights and preferences thereof:

WHEREAS, the Amended and Restated Articles of Incorporation, as amended of the Company (the "Articles of Incorporation") authorize the issuance of up to 20,000,000 shares of preferred stock, without par value per share of the Company ("Preferred Stock") in one or more series, and expressly authorizes the Board to provide, out of the unissued shares of Preferred Stock, for series of Preferred Stock, and, with respect to each such series, to establish and fix the number of shares to be included in any series of Preferred Stock and the designation, relative rights, powers, preferences, limitations and restrictions of the shares of such series; and

WHEREAS, it is the desire of the Board to establish and fix the number of shares to be included in a new series of Preferred Stock and the designation, relative rights, powers, preferences, limitations and restrictions of the shares of such new series.

NOW, THEREFORE, BE IT RESOLVED, that the Board does hereby provide for the issue of a series of Preferred Stock and does hereby establish and fix and herein state and express the designation, relative rights, powers, preferences, limitations and restrictions of such series of Preferred Stock as follows:

1. Designation. There shall be a series of Preferred Stock that shall be designated as "Series B Convertible Preferred Stock" (the "Series B Preferred Stock") and the number of Shares constituting such series shall be 5,950,000. The relative rights, powers, preferences, limitations and restrictions of the Series B Preferred Stock shall be as set forth herein.

2. Defined Terms. For purposes hereof, the following terms shall have the following meanings:

"**Articles of Incorporation**" has the meaning set forth in the Recitals.

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"**Board**" has the meaning set forth in the Recitals.

"**Change of Control**" means (a) any sale, lease or transfer or series of sales, leases or transfers of all or substantially all of the assets of the Company and its Subsidiaries; (b) any sale, transfer or issuance (or series of sales, transfers or issuances) of capital stock by the Company or the holders of Common Stock (or other voting stock of the Company) that results in the inability of the holders of Common Stock (or other voting stock of the Company) immediately prior to such sale, transfer or issuance to designate or elect a majority of the board of directors (or its equivalent) of the Company; or (c) any merger, consolidation, recapitalization or reorganization of the Company with or into another Person (whether or not the Company is the surviving corporation) that results in the inability of the holders of Common Stock (or other voting stock of the Company) immediately prior to such merger, consolidation, recapitalization or reorganization to designate or elect a majority of the board of directors (or its equivalent) of the resulting entity or its parent company.

"**Company**" has the meaning set forth in the Preamble.

"**Conversion Limit**" has the meaning set for in **Section 7.1** hereof.

"**Conversion Price**" has the meaning set forth in **Section 7.1**.

"**Conversion Shares**" means the shares of Common Stock or other capital stock of the Company then issuable upon conversion of the Series B Preferred Stock in accordance with the terms of **Section** 7.

"**Date of Issuance**" means, for any Share of Series B Preferred Stock, the date on which the Company initially issues such Share (without regard to any subsequent transfer of such Share or reissuance of the certificate(s) representing such Share).

"**Deemed Liquidation**" has the meaning set forth in **Section 5.1(b)**

"**Junior Securities**" means, collectively, the Common Stock and any other class of preferred stock issued by the Company.

"**Liquidation**" has the meaning set forth in **Section 5.1(a)**.

"**Liquidation Value**" means, with respect to any Share, $4.86 (as adjusted for any stock splits, recapitalizations or similar transaction with respect to the Series B Preferred Stock).

"**9.5% Convertible Notes**" means the Company's 9.5% Convertible Subordinated Notes due 2021.

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"**Person**" means an individual, Company, partnership, joint venture, limited liability company, governmental authority, unincorporated organization, trust, association or other entity.

"**Securities Act**" means the Securities Act of 1933, as amended, or any successor federal statute, and the rules and regulations thereunder, which shall be in effect at the time.

"**Share**" means a share of Series B Preferred Stock.

"**Subsidiary**" means, with respect to any Person, any other Person of which a majority of the outstanding shares or other equity interests having the power to vote for directors or comparable managers are owned, directly or indirectly, by the first Person.

3. Rank. With respect to distribution of assets upon liquidation, dissolution or winding up of the Company, whether voluntary or involuntary, all Shares of the Series B Preferred Stock shall rank senior to all Junior Securities.

4. Dividends. If the Company declares or pays a dividend or distribution on the Common Stock, whether such dividend or distribution is payable in cash, securities or other property, including the purchase or redemption by the Company or any of its Subsidiaries of shares of Common Stock for cash, securities or property, the Company shall simultaneously declare and pay a dividend on the Series B Preferred Stock on a pro rata basis with the Common Stock determined on an as-converted basis assuming all Shares had been converted pursuant to **Section 7** as of immediately prior to the record date of the applicable dividend (or if no record date is fixed, the date as of which the record holders of Common Stock entitled to such dividends are to be determined).

5. Liquidation.

5.1 Liquidation; Deemed Liquidation

(a) Liquidation. In the event of any voluntary or involuntary liquidation, dissolution or winding up of the Company (a "Liquidation"), the holders of Shares of Series B Preferred Stock then outstanding shall be entitled to be paid out of the assets of the Company available for

11077330.7225064-10006

3

distribution to its stockholders, before any payment shall be made to the holders of Junior Securities by reason of their ownership thereof, an amount in cash equal to the aggregate Liquidation Value of all Shares held by such holders, plus all unpaid accrued and accumulated dividends on all such Shares (whether or not declared).

(b) Deemed Liquidation. The occurrence of a Change of Control shall be deemed a Liquidation for purposes of this **Section 5** (a "Deemed Liquidation"). Upon the consummation of any such Deemed Liquidation, the holders of the Series B Preferred Stock shall, in consideration for cancellation of their Shares, be entitled to the same rights such holders are entitled to under this **Section 5** upon the occurrence of a Liquidation, including the right to receive the full preferential payment from the Company of the amounts payable with respect to the Series B Preferred Stock under **Section 5.1(a)** hereof. Notwithstanding the foregoing, nothing in this **Section 5.1(b)** shall limit in any respect the right of any holder of Series B Preferred Stock to elect the benefits of either this **Section 5** or **Section 7.5(b)** in connection with any Change of Control.

(c) Deemed Liquidation Procedures. In furtherance of the foregoing, the Company shall take such actions as are necessary to give effect to the provisions of **Section 5.1(b)**, including, without limitation, (i) in the case of a Change of Control structured as a merger, consolidation or similar reorganization, causing the definitive agreement relating to such transaction to provide for a rate at which the Shares of Series B Preferred Stock are converted into or exchanged for cash, new securities or other property as a majority of the then outstanding Shares, including Thrivent Financial for Lutherans, may elect, or (ii) in the case of a Change of Control structured as an asset sale, as promptly as practicable following such transaction, either dissolving the Company and distributing the assets of the Company in accordance with applicable law or redeeming all outstanding Shares of Series B Preferred Stock and, in the case of both (i) and (ii), giving effect to the preferences and priorities set forth in **Section 3** and **Section 5**. The Company shall promptly provide to the holders of Shares of Series B Preferred Stock such information concerning the terms of such Change of Control, and the value of the assets of the Company as may reasonably be requested by the holders of Series B Preferred Stock. The amount deemed distributed to the holders of Series B Preferred Stock upon any such Change of Control in consideration for the Shares held by such holders shall be the cash or Fair Market Value of the securities or other property received by the Company or the holders of Common Stock in such Change of Control transaction.

5.2 Insufficient Assets. If upon any Liquidation (or Deemed Liquidation) the remaining assets of the Company available for distribution to its stockholders shall be insufficient to pay the holders of the Shares of Series B Preferred Stock the full preferential amount to which they are entitled under **Section 5.1**, (a) the holders of the Shares shall share ratably in any distribution of the remaining assets and funds of the Company based on the percentage of Shares of the Series B Preferred Stock held by each such Holder and (b) the Company shall not make or agree to make any payments to the holders of Junior Securities.

11077330.7225064-10006 4

5.3 Notice. In the event of any Liquidation (or Deemed Liquidation), the Company shall, within ten (10) days of the date the Board approves such action, or no later than twenty (20) days of any stockholders' meeting called to approve such action, or within twenty (20) days of the commencement of any involuntary proceeding, whichever is earlier, give each holder of Shares of Series B Preferred Stock written notice of the proposed action. Such written notice shall describe the material terms and conditions of such proposed action, including a description of the stock, cash and property to be received by the holders of Shares upon consummation of the proposed action and the date of delivery thereof. If any material change in the facts set forth in the initial notice shall occur, the Company shall promptly give written notice to each holder of Shares of such material change.

6. Voting.

6.1 Voting Generally. Except as set forth in **Section 6.2** or as may be required by Illinois law, the holders of the Series B Preferred Stock shall have no voting rights.

6.2 Special Voting Right. Without the prior written consent of holders of not less than a majority of the then total outstanding Shares of Series B Preferred Stock, voting separately as a single class with one vote per Share, in person or by proxy, either in writing without a meeting or at an annual or a special meeting of such holders, and any other applicable stockholder approval requirements required by law, the Company shall not create, or authorize the creation of, any additional class or series of capital stock of the Company (or any security convertible into or exercisable for any class or series of capital stock of the Company) that ranks pari passu with or superior to the Series B Preferred Stock in relative rights, preferences or privileges (including with respect to dividends, liquidation or voting).

7. Conversion.

7.1 Right to Convert Each share of Series B Preferred Stock shall be convertible into one share of Common Stock, subject to the adjustments set forth in **Section 7.5**. Subject to the provisions of this **Section 7**, at any time and from time to time, any holder of Series B Preferred Stock shall have the right by written election to the Company to convert all or any portion of the outstanding Shares of Series B Preferred Stock held by such holder into an aggregate number of shares of Common Stock as is determined by (i) multiplying the number of Shares to be converted by the Liquidation Value thereof, (ii) adding to the result all accrued and unpaid dividends on such Shares to be converted, and then (iii) dividing the result by the Conversion Price in effect immediately prior to such conversion. The initial conversion price per Share (the "Conversion Price") shall be the Liquidation Value of such Share, subject to adjustment as applicable in accordance with **Section 7.5** below. Unless and until such time as the Company has received Requisite Stockholder Approval a holder of Shares of Series B Preferred Stock shall not be permitted to effect any conversion of any Shares of Series B Preferred Stock to the extent that the shares of Common Stock issuable upon such conversion when taken together with the shares of Common Stock previously issued with respect to (i) prior conversions of Shares of Series B Preferred Stock, and/or (ii) prior conversions of any 9.5% Convertible Notes and/or (iii)

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7.2 Procedures for Conversion; Effect of Conversion

(a) Procedures for Holder Conversion. In order to effectuate a conversion of Shares of Series B Preferred Stock pursuant to **Section7.1**, a holder shall (a) submit a written election to the Company that such holder elects to convert Shares, the number of Shares elected to be converted and (b) surrender, along with such written election, to the Company the certificate or certificates representing the Shares being converted, duly assigned or endorsed for transfer to the Company (or accompanied by duly executed stock powers relating thereto) or, in the event the certificate or certificates are lost, stolen or missing, accompanied by an affidavit of loss executed by the holder. The conversion of such Shares hereunder shall be deemed effective as of the date of surrender of such Series B Preferred Stock certificate or certificates or delivery of such affidavit of loss. Upon the receipt by the Company of a written election and the surrender of such certificate(s) and accompanying materials, the Company shall as promptly as practicable (but in any event within five (5) days thereafter) deliver to the relevant holder (a) a certificate in such holder's name (or the name of such holder's designee as stated in the written election) for the number of shares of Common Stock to which such holder shall be entitled upon conversion of the applicable Shares as calculated pursuant to **Section 7.1** and, if applicable (b) a certificate in such holder's (or the name of such holder's designee as stated in the written election) for the number of Shares of Series B Preferred Stock represented by the certificate or certificates delivered to the Company for conversion but otherwise not elected to be converted pursuant to the written election. All shares of capital stock issued hereunder by the Company shall be duly and validly issued, fully paid and nonassessable, free and clear of all taxes, liens, charges and encumbrances with respect to the issuance thereof and listed for trading on the NYSE MKT or other principal market on which the Common Stock is then traded..

(c) Effect of Conversion. All Shares of Series B Preferred Stock converted as provided in this **Section 7** shall no longer be deemed outstanding as of the effective time of the applicable conversion and all rights with respect to such Shares shall immediately cease and terminate as of

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such time, other than the right of the holder to receive shares of Common Stock in exchange therefor.

7.3 Reservation of Stock. The Company shall at all times when any Shares of Series B Preferred Stock is outstanding reserve and keep available out of its authorized but unissued shares of capital stock, solely for the purpose of issuance upon the conversion of the Series B Preferred Stock, such number of shares of Common Stock issuable upon the conversion of all outstanding Series B Preferred Stock pursuant to this **Section 7**, taking into account any adjustment to such number of shares so issuable in accordance with **Section 7.5** hereof. The Company shall take all such actions as may be necessary to assure that all such shares of Common Stock may be so issued without violation of any applicable law or governmental regulation or any requirements of any domestic securities exchange upon which shares of Common Stock may be listed (except for official notice of issuance which shall be immediately delivered by the Company upon each such issuance).

7.4 No Charge or Payment. The issuance of certificates for shares of Common Stock upon conversion of Shares of Series B Preferred Stock pursuant to **Section 7.1** shall be made without payment of additional consideration by, or other charge, cost or tax to, the holder in respect thereof.

7.5 Adjustment to Conversion Price and Number of Conversion Shares. In order to prevent dilution of the conversion rights granted under this **Section 7**, the Conversion Price and the number of Conversion Shares issuable on conversion of the Shares of Series B Preferred Stock shall be subject to adjustment from time to time as provided in this **Section 7.5**.

(a) Adjustment to Conversion Price and Conversion Shares Upon Subdivision or Combination of Common Stock. If the Company shall, at any time after the Date of Issuance subdivide (by any stock split, recapitalization or otherwise) its outstanding shares of Common Stock into a greater number of shares, the Conversion Price in effect immediately prior to any such dividend, distribution or subdivision shall be proportionately reduced and the number of Conversion Shares issuable upon conversion of the Series B Preferred Stock shall be proportionately increased. If the Company shall at any time after the Date of Issuance combine (by combination, reverse stock split or otherwise) its outstanding shares of Common Stock into a smaller number of shares, the Conversion Price in effect immediately prior to such combination shall be proportionately increased and the number of Conversion Shares issuable upon conversion of the Series B Preferred Stock shall be proportionately decreased. Any adjustment under this **Section 7.5(a)** shall become effective at the close of business on the date the subdivision or combination becomes effective.

(b) Adjustment to Conversion Price and Conversion Shares Upon Reorganization, Reclassification, Consolidation or Merger. In the event of any (i) capital reorganization of the Company, (ii) reclassification of the stock of the Company (other than a change in par value or from par value to without par value or from without par value to par value or as a result of a subdivision, split-up or combination of shares), (iii) consolidation or merger of the Company

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with or into another Person, (iv) sale of all or substantially all of the Company's assets to another Person or (v) other similar transaction , in each case which entitles the holders of Common Stock to receive (either directly or upon subsequent liquidation) stock, securities or assets with respect to or in exchange for Common Stock, each Share of Series B Preferred Stock shall, immediately after such reorganization, reclassification, consolidation, merger, sale or similar transaction, remain outstanding and shall thereafter, in lieu of or in addition to (as the case may be) the number of Conversion Shares then convertible for such Share, be exercisable for the kind and number of shares of stock or other securities or assets of the Company or of the successor Person resulting from such transaction to which such Share would have been entitled upon such reorganization, reclassification, consolidation, merger, sale or similar transaction if the Share had been converted in full immediately prior to the time of such reorganization, reclassification, consolidation, merger, sale or similar transaction and acquired the applicable number of Conversion Shares then issuable hereunder as a result of such conversion (without taking into account any limitations or restrictions on the convertibility of such Share, if any); and, in such case, appropriate adjustment shall be made with respect to such holder's rights hereunder to insure that the provisions of this **Section 7** shall thereafter be applicable, as nearly as possible, to the Series B Preferred Stock in relation to any shares of stock, securities or assets thereafter acquirable upon conversion of Series B Preferred Stock (including, in the case of any consolidation, merger, sale or similar transaction in which the successor or purchasing Person is other than the Company, an immediate adjustment in the Conversion Price to the value per share for the Common Stock reflected by the terms of such consolidation, merger, sale or similar transaction, and a corresponding immediate adjustment to the number of Conversion Shares acquirable upon conversion of the Series B Preferred Stock without regard to any limitations or restrictions on conversion, if the value so reflected is less than the Conversion Price in effect immediately prior to such consolidation, merger, sale or similar transaction). The provisions of this **Section 7.5(b)** shall similarly apply to successive reorganizations, reclassifications, consolidations, mergers, sales or similar transactions. The Company shall not effect any such reorganization, reclassification, consolidation, merger, sale or similar transaction unless, prior to the consummation thereof, the successor Person (if other than the Company) resulting from such reorganization, reclassification, consolidation, merger, sale or similar transaction, shall assume, by written instrument, the obligation to deliver to the holders of Series B Preferred Stock such shares of stock, securities or assets which, in accordance with the foregoing provisions, such holders shall be entitled to receive upon conversion of the Series B Preferred Stock. Notwithstanding anything to the contrary contained herein, with respect to any corporate event or other transaction contemplated by the provisions of this **Section 7.5(b)**, each holder of Shares of Series B Preferred Stock shall have the right to elect prior to the consummation of such event or transaction, to give effect to the provisions of **Section 5.1(b)** (if applicable to such event or transaction) hereunder, instead of giving effect to the provisions contained in this **Section 7.5(b)** with respect to such holder's Series B Preferred Stock.

(c) Certificate as to Adjustment.

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(i) As promptly as reasonably practicable following any adjustment of the Conversion Price, but in any event not later than ten (10) days thereafter, the Company shall furnish to each holder of record of Series B Preferred Stock at the address specified for such holder in the books and records of the Company (or at such other address as may be provided to the Company in writing by such holder) a certificate of an executive officer setting forth in reasonable detail such adjustment and the facts upon which it is based and certifying the calculation thereof.

(ii) As promptly as reasonably practicable following the receipt by the Company of a written request by any holder of Series B Preferred Stock, but in any event not later than five (5) days thereafter, the Company shall furnish to such holder a certificate of an executive officer certifying the Conversion Price then in effect and the number of Conversion Shares or the amount, if any, of other shares of stock, securities or assets then issuable to such holder upon conversion of the Shares of Series B Preferred Stock held by such holder.

(d) Notices. In the event:

(i) that the Company shall take a record of the holders of its Common Stock (or other capital stock or securities at the time issuable upon conversion of the Series B Preferred Stock) for the purpose of entitling or enabling them to receive any dividend or other distribution; or

(ii) of any capital reorganization of the Company, any reclassification of the Common Stock of the Company, any consolidation or merger of the Company with or into another Person, or sale of all or substantially all of the Company's assets to another Person; or

then, and in each such case, the Company shall send or cause to be sent to each holder of record of Series B Preferred Stock at the address specified for such holder in the books and records of the Company (or at such other address as may be provided to the Company in writing by such holder) at least five (5) days prior to the applicable record date or the applicable expected effective date, as the case may be, for the event, a written notice specifying, as the case may be, (A) the record date for such dividend or distribution and a description of such dividend or distribution, or (B) the effective date on which such reorganization, reclassification, consolidation, merger, sale, dissolution, liquidation or winding-up is proposed to take place, and the date, if any is to be fixed, as of which the books of the Company shall close or a record shall be taken with respect to which the holders of record of Common Stock (or such other capital stock or securities at the time issuable upon conversion of the Series B Preferred Stock) shall be entitled to exchange their shares of Common Stock (or such other capital stock or securities) for

11077330.7225064-10006 9

securities or other property deliverable upon such reorganization, reclassification, consolidation, merger, sale, dissolution, liquidation or winding-up, and the amount per share and character of such exchange applicable to the Series B Preferred Stock and the Conversion Shares.

8. Reissuance of Series B Preferred Stock. Any Shares of Series B Preferred Stock converted or otherwise acquired by the Company shall be cancelled and retired as authorized and issued shares of capital stock of the Company and no such Shares shall thereafter be reissued, sold or transferred.

9. Notices. Except as otherwise provided herein, all notices, requests, consents, claims, demands, waivers and other communications hereunder shall be in writing and shall be deemed to have been given: (a) when delivered by hand (with written confirmation of receipt); (b) when received by the addressee if sent by a nationally recognized overnight courier (receipt requested); (c) on the date sent by facsimile or e-mail of a PDF document (with confirmation of transmission) if sent during normal business hours of the recipient, and on the next business day if sent after normal business hours of the recipient; or (d) on the third day after the date mailed, by certified or registered mail, return receipt requested, postage prepaid. Such communications must be sent (a) to the Company, at its principal executive offices and (b) to any stockholder, at such holder's address at it appears in the stock records of the Company(or at such other address for a stockholder as shall be specified in a notice given in accordance with this **Section 9**).

10. Amendment and Waiver. No term of the Series B Preferred Stock may be amended, modified or waived except by an instrument in writing executed by the Company and the holders of at least a majority of the then outstanding Shares of Series B Preferred Stock, and any such written amendment, modification or waiver will be binding upon the Company and each holder of Series B Preferred Stock. No amendment, modification or waiver of the terms or relative priorities of the Series B Preferred Stock may be accomplished by the merger, consolidation or other transaction of the Company with another corporation or entity unless the Company has obtained the prior written consent of the holders in accordance with this **Section 10**.

The undersigned corporation has caused this statement to be signed by its duly authorized officers, each of whom affirm, under penalties of perjury, that the facts stated herein are true.

Dated: April 3, 2017

GEE Group Inc.
(Exact Name of Corporation)

GEE Group Inc.
(Exact Name of Corporation)

attested by: ____________
(Signature of Secretary)
Andrew J. Norstrud, Secretary

by ____________
(Signature of President)
Derek Dewan, Chief Executive Officer and Chairman of the Board

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ANNEX C

THIS SECURITY HAS NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED, OR APPLICABLE STATE SECURITIES LAWS, AND ACCORDINGLY, MAY NOT BE OFFERED FOR SALE, SOLD, TRANSFERRED OR ASSIGNED EXCEPT PURSUANT TO (A) AN EFFECTIVE REGISTRATION STATEMENT FOR THE SECURITIES UNDER THE SECURITIES ACT OF 1933, AS AMENDED, OR (B) EXEMPTION FROM THE REGISTRATION REQUIREMENTS THEREUNDER. NOTWITHSTANDING THE FOREGOING, THE SECURITIES MAY BE PLEDGED IN CONNECTION WITH A BONA FIDE MARGIN ACCOUNT OR OTHER LOAN OR FINANCING ARRANGEMENT SECURED BY THE SECURITIES.

Original Issue Date: April 3, 2017

$

9.5% CONVERTIBLE SUBORDINATED NOTE

DUE October 3, 2021

THIS CONVERTIBLE SUBORDINATED NOTE is one of a series of duly authorized and validly issued 9.5% Convertible Subordinated Notes of GEE Group, Inc., an Illinois corporation, with headquarters at 184 Shuman Blvd Ste 420, Naperville, Illinois 60563 (the “Company”), designated as its 9.5% Convertible Subordinated Note, due on the four and a half year anniversary of the Original Issue Date (this note, the “Note” and, collectively with the other such series of notes, the “Notes”).

FOR VALUE RECEIVED, the Company promises to pay to ___________ or its registered assigns (the “Holder”), or shall have paid pursuant to the terms hereunder, the principal sum of $________________ (________________DOLLARS) by the four and a half year anniversary of the Original Issue Date, or such earlier date as this Note is required or permitted to be repaid as provided hereunder (the “Maturity Date”), and to pay interest to the Holder on the aggregate unconverted and then outstanding principal amount of this Note in accordance with the provisions hereof. This Note is subject to the following additional provisions:

Section 1. Definitions. For the purposes hereof, in addition to the terms defined elsewhere in this Note, the following terms shall have the following meanings:

“9.5% Convertible Notes” or “Notes” means the 9.5% Convertible Notes issued by the Company on the date hereof, including this Note.

“Acquisition” means the Company’s acquisition of SNI Holdco and its subsidiaries pursuant to the Merger Agreement.

“Alternate Consideration” shall have the meaning set forth in Section 5(b).

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“Bankruptcy Event” means any of the following events: (a) the Company or any Significant Subsidiary (as such term is defined in Rule 1-02(w) of Regulation S-X) thereof commences a case or other proceeding under any bankruptcy, reorganization, arrangement, adjustment of debt, relief of debtors, dissolution, insolvency or liquidation or similar law of any jurisdiction relating to the Company or any Significant Subsidiary thereof; (b) there is commenced against the Company or any Significant Subsidiary thereof any such case or proceeding that is not dismissed within 60 days after commencement; (c) the Company or any Significant Subsidiary thereof is adjudicated insolvent or bankrupt or any order of relief or other order approving any such case or proceeding is entered; (d) the Company or any Significant Subsidiary thereof suffers any appointment of any custodian or the like for it or any substantial part of its property that is not discharged or stayed within 60 calendar days after such appointment; (e) the Company or any Significant Subsidiary thereof makes a general assignment for the benefit of creditors; (f) the Company or any Significant Subsidiary thereof calls a meeting of its creditors with a view to arranging a composition, adjustment or restructuring of its debts; or (g) the Company or any Significant Subsidiary thereof, by any act or failure to act, expressly indicates its consent to, approval of or acquiescence in any of the foregoing or takes any corporate or other action for the purpose of effecting any of the foregoing.

“Business Day” means any day except Saturday, Sunday, any day which shall be a federal legal holiday in the United States or any day on which banking institutions in the State of New York are authorized or required by law or other governmental action to close.

“Buy-In” shall have the meaning set forth in Section 4(c)(iv).

“Change of Control” shall mean any of the following: (A) the Company effects any sale of all or substantially all of its assets in one transaction or a series of related transactions or (B) the consummation of any transaction (including, without limitation, any merger or consolidation), the result of which is that any person or entity together with their affiliates, becomes the beneficial owner, directly or indirectly, of more than 50% of the Common Stock of the Company.

“Common Stock” means the common stock, without par value per share, of the Company and stock of any other class of securities into which such securities may hereafter be reclassified or changed into.

“Conversion Date” shall have the meaning set forth in Section 4(a).

“Conversion Limit” shall have the meaning set forth in Section 4(a).

“Conversion Price” shall have the meaning set forth in Section 4(b).

“Conversion Shares” means, collectively, the shares of Common Stock issuable upon conversion of this Note in accordance with the terms hereof.

“Event of Default” shall have the meaning set forth in Section 8(a).

“Exchange Act” means the Securities Exchange Act of 1934, as amended, and the rules and regulations promulgated thereunder.

“Fundamental Transaction” shall have the meaning set forth in Section 5(b).

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“Holder” shall have the meaning set forth in the second paragraph of this Note.

“Interest Payment Date” shall have the meaning set forth in Section 2(a).

“Maturity Date” shall have the meaning set forth in the second paragraph of this Note.

“Merger Agreement” means the Agreement and Plan of Merger dated as of March 31, 2017 by and among the Company, GEE Group Portfolio, Inc., a Delaware corporation, SNI Holdco, Ronald R. Smith as representative of the stockholders of SNI Holdco and the stockholders of SNI Holdco named therein.

“New York Courts” shall have the meaning set forth in Section 9(e).

“Note” or “Notes” shall have the meaning set forth in the first paragraph of this Note.

“Note Register” shall have the meaning set forth in Section 2(b).

“Notice of Conversion” shall have the meaning set forth in Section 4(a).

“Original Conversion Price” shall mean $5.83 per share of Common Stock.

“Original Issue Date” means the date of the first issuance of the Notes, regardless of any transfers of any Note and regardless of the number of instruments which may be issued to evidence such Notes.

“Person” means an individual or corporation, partnership, trust, incorporated or unincorporated association, joint venture, limited liability company, joint stock company, government (or an agency or subdivision thereof) or other entity of any kind.

Requisite Stockholder Approval” means approval by the stockholders of the Company in compliance with Section 712 of the NYSE MKT Company Guide and Regulation 14A under the Securities Exchange Act of 1934, as amended, of the issuance of shares of Common Stock in excess of the Conversion Limit upon (i) the conversion of the Company’s Series B Convertible Preferred Stock, and/or (ii) the conversion of the Notes and/or (iii) the payment of interest on the Notes in shares of Common Stock and/or (iv) any other issuance of Common Stock in connection with the issuance of the Notes.

“Securities Act” means the Securities Act of 1933, as amended, and the rules and regulations promulgated thereunder.

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“Share Delivery Date” shall have the meaning set forth in Section 4(c)(ii).

“SNI Holdco” means SNI Holdco, Inc. , a Delaware corporation.

“Subordination Agreement” means the Subordination and Intercreditor Agreement entered into as of March 31, 2017, by and among PNC Bank, National Association, as administrative agent and collateral agent for the Senior Lenders referred to therein, the Holder, the Company, each subsidiary of the Company listed as a “Borrower” on the signature pages thereto and each subsidiary of the Company listed as a “Guarantor” on the signature pages thereto.

“Trading Day” means a day on which the principal Trading Market is open for business.

“Trading Market” means the following markets or exchanges on which the Common Stock is listed or quoted for trading on the date in question: the NYSE MKT, the Nasdaq Capital Market, the Nasdaq Global Market, the New York Stock Exchange or the OTC Bulletin Board.

“VWAP” means, for any date, the price determined by the first of the following clauses that applies: (a) if the Common Stock is then listed or quoted on a Trading Market, the daily volume weighted average price of the Common Stock for such date (or the nearest preceding date) on the Trading Market on which the Common Stock is then listed or quoted for trading as reported by Bloomberg L.P. (based on a Trading Day from 9:30 a.m. (New York City time) to 4:02 p.m. (New York City time); (b) if the Common Stock is not then quoted for trading on the OTC Bulletin Board and if prices for the Common Stock are then reported in the “Pink Sheets” published by Pink Sheets, LLC (or a similar organization or agency succeeding to its functions of reporting prices), the most recent bid price per share of the Common Stock so reported; or (c) in all other cases, the fair market value of a share of Common Stock as determined by an independent appraiser selected in good faith by the Holder and reasonably acceptable to the Company.

Section 2. Interest.

a) Payment of Interest. The Company shall pay interest to the Holder on the aggregate unconverted and then outstanding principal amount of this Note at the rate of 9.5% per annum. Interest shall be paid quarterly in arrears on June 30, September 30, December 31 and March 31, beginning on June 30, 2017, on each Conversion Date (as to that principal amount then being converted), and on the Maturity Date (except that, if any such date is not a Business Day, then such payment shall be due on the next succeeding Business Day) (each such date, an “Interest Payment Date”). At the option of the Company, interest may be paid on an Interest Payment Date either in cash or in shares of Common Stock of the Company, which Common Stock shall be valued at the average daily VWAP of the Common Stock for the 20 Trading Days immediately prior to such Interest Payment Date provided, however, that unless and until such time as the Company has received Requisite Stockholder Approval the Company shall not be permitted to make any interest payment in shares of Common Stock to the extent that such issuance would cause the Company to exceed the Conversion Limit.

b) Interest Calculations. Interest shall be calculated on the basis of a 360-day year and shall accrue daily commencing on the Original Issue Date until payment in full of the principal sum, together with all accrued and unpaid interest and other amounts which may become due hereunder, has been made. Interest shall cease to accrue with respect to any principal amount converted, provided that the Company actually delivers the Conversion Shares within the time period as set forth in Section 4(c)(ii). Interest hereunder will be paid to the Person in whose name this Note is registered on the records of the Company regarding registration and transfers of this Note (the “Note Register”).

c) Prepayment. Except as otherwise set forth in this Note, the Company may not prepay any portion of the principal amount of this Note without the prior written consent of the Holder. Any prepayments of the 9.5% Convertible Notes shall be made on a pro rata basis to all holders of 9.5% Convertible Notes based on the aggregate principal amount of 9.5% Convertible Notes held by such holders.

d) Mandatory Repayment. The principal amount of this Note together with accrued and unpaid interest thereon shall be immediately due and payable by the Company upon the consummation by the Company of any Change of Control.

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Section 3. Registration of Transfers and Exchanges.

a) Denominations. This Note is exchangeable for an equal aggregate principal amount of Notes of different authorized denominations, as requested by the Holder surrendering the same. No service charge will be payable for such registration of transfer or exchange.

b) Investment Representations. This Note has been issued subject to certain investment representations of the original Holder set forth in the Merger Agreement and may be transferred or exchanged only in compliance with the Merger Agreement and applicable federal and state securities laws and regulations.

c) Reliance on Note Register. The Company and any agent of the Company may treat the Person in whose name this Note is duly registered on the Note Register as the owner hereof for the purpose of receiving payment as herein provided and for all other purposes, whether or not this Note is overdue.

Section 4. Conversion.

a) Voluntary Conversion. At any time after the Original Issue Date until this Note is no longer outstanding, this Note and any accrued and unpaid interest shall be convertible, in whole or in part, into shares of Common Stock at the option of the Holder, at any time and from time to time; provided, however, that unless and until such time as the Company has received Requisite Stockholder Approval the Holder shall not be permitted to effect any conversion of this Note to the extent that the shares of Common Stock issuable upon such conversion when taken together with the shares of Common Stock previously issued with respect to (i) prior conversions of any shares of the Company’s Series B Convertible Preferred Stock and/or (ii) prior conversions of any other 9.5% Convertible Notes and/or (iii) the payment of dividends on any 9.5% Convertible Notes in shares of Common Stock and/or (iv) otherwise in connection with the issuance of the 9.5% Convertible Notes shall result in the issuance of shares of Common Stock that constitute more than 19.99% of the Common Stock outstanding immediately prior to the closing date of the Acquisition (the “Conversion Limit”). In the event that the Holder elects to effect a conversion that would exceed the Conversion Limit prior to the Company’s receipt of Requisite Stockholder Approval, the Company shall, in lieu of effecting such conversion, pay to the Holder in cash, an amount per share equal to the then applicable Conversion Price per share. The Holder shall effect conversions by delivering to the Company a Notice of Conversion, the form of which is attached hereto as Annex A (a “Notice of Conversion”), specifying therein the principal amount of this Note to be converted and the date on which such conversion shall be effected (a “Conversion Date”). If no Conversion Date is specified in a Notice of Conversion, the Conversion Date shall be the date that such Notice of Conversion is deemed delivered hereunder. The Company shall, promptly upon its receipt of a Notice of Conversion, notify the Holder by telephone and by facsimile of the number of shares of Common Stock outstanding on such date and the number of Conversion Shares which would be issuable to the Holder if the conversion requested in such Notice of Conversion were effected in full, whereupon, notwithstanding anything to the contrary set forth in this Note, the Holder may, to the extent that the Holder determines that such conversion would result in the Holder and its affiliates beneficially owning more than 4.99% of the Company's outstanding shares of Common Stock, within one Trading Day of its receipt of the Company's notice as required by this sentence, revoke such conversion in whole or in part by notifying the Company by telephone or facsimile. To effect conversions hereunder, the Holder shall not be required to physically surrender this Note to the Company unless the entire principal amount of this Note plus all accrued and unpaid interest thereon has been so converted. Conversions hereunder shall have the effect of lowering the outstanding principal amount of this Note in an amount equal to the applicable conversion. The Holder and the Company shall maintain records showing the principal amount(s) converted and the date of such conversion(s). The Holder, and any assignee by acceptance of this Note, acknowledge and agree that, by reason of the provisions of this paragraph, following conversion of a portion of this Note, the unpaid and unconverted principal amount of this Note may be less than the amount stated on the face hereof.

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b) Conversion Price. The “Conversion Price” shall be an amount equal to the Original Conversion Price, subject to adjustment as provided in Section 5.

c) Mechanics of Conversion.

i. Conversion Shares Issuable Upon Conversion of Principal Amount. The number of shares of Common Stock issuable upon a conversion hereunder shall be determined by the quotient obtained by dividing (x) the outstanding principal amount and any accrued and unpaid interest of this Note to be converted by (y) the Conversion Price then in effect.

ii. Delivery of Certificate Upon Conversion. Not later than three (3) Trading Days after each Conversion Date (the “Share Delivery Date”), the Company shall deliver, or cause to be delivered, to the Holder a certificate or certificates representing the Conversion Shares representing the number of shares of Common Stock being acquired upon the conversion of this Note.

iii. Failure to Deliver Certificates. If in the case of any Notice of Conversion such certificate or certificates are not delivered to or as directed by the applicable Holder by the third Trading Day after the Conversion Date, the Holder shall be entitled to elect by written notice to the Company at any time on or before its receipt of such certificate or certificates, to rescind such conversion, in which event the Company shall promptly return to the Holder any original Note delivered to the Company and the Holder shall promptly return the Common Stock certificates representing the principal amount of this Note tendered for conversion to the Company, if any such certificates have been delivered to the Holder.

iv. Compensation for Buy-In on Failure to Timely Deliver Certificates Upon Conversion. In addition to any other rights available to the Holder, if the Company fails for any reason to deliver to the Holder such certificate or certificates by the Share Delivery Date pursuant to Section 4(c)(ii), and if after such Share Delivery Date the Holder is required by its brokerage firm to purchase (in an open market transaction or otherwise) shares of Common Stock to deliver in satisfaction of a sale by such Holder of the Conversion Shares which the Holder was entitled to receive upon the conversion relating to such Share Delivery Date (a “Buy-In”), then the Company shall (A) pay in cash to the Holder (in addition to any other remedies available to or elected by the Holder) the amount by which (x) the Holder’s total purchase price (including any brokerage commissions) for the Common Stock so purchased exceeds (y) the product of (1) the aggregate number of shares of Common Stock that such Holder was entitled to receive from the conversion at issue multiplied by (2) the Conversion Price of such conversion and (B) at the option of the Holder, either reissue (if surrendered) this Note in a principal amount equal to the principal amount of the attempted conversion or deliver to the Holder the number of shares of Common Stock that would have been issued if the Company had timely complied with its delivery requirements under Section 4(c)(ii). For example, if the Holder purchases 1,000 shares of Common Stock having a total purchase price of $5,000 (including brokerage commissions) to cover a Buy-In with respect to an attempted conversion of this Note into 1,000 shares of Common Stock at a Conversion Price of $4.00 per share, under clause (A) of the immediately preceding sentence, the Company shall be required to pay the Holder $1,000. The Holder shall provide the Company written notice indicating the amounts payable to the Holder in respect of the Buy-In and, upon request of the Company, evidence of the amount of such loss. Nothing herein shall limit a Holder’s right to pursue any other remedies available to it hereunder, at law or in equity including, without limitation, a decree of specific performance and/or injunctive relief with respect to the Company’s failure to timely deliver certificates representing shares of Common Stock upon conversion of this Note as required pursuant to the terms hereof.

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v. Reservation of Shares Issuable Upon Conversion. The Company covenants that it will at all times reserve and keep available out of its authorized and unissued shares of Common Stock for the sole purpose of issuance upon conversion of this Note and payment of interest on this Note, each as herein provided, free from preemptive rights or any other actual contingent purchase rights of Persons other than the Holder (and the other holders of the Notes), not less than such aggregate number of shares of the Common Stock as shall be issuable (taking into account the adjustments and restrictions of Section 5 and Section 5.1) upon the conversion of the outstanding principal amount of this Note and payment of interest hereunder. The Company covenants that all shares of Common Stock that shall be so issuable shall, upon issue, be duly authorized, validly issued, fully paid and nonassessable and shall be listed for trading on the Trading Market.

vi. Fractional Shares. Upon a conversion hereunder the Company shall not be required to issue stock certificates representing fractions of shares of Common Stock, but may if otherwise permitted, make a cash payment in respect of any final fraction of a share based on the VWAP at such time. If the Company elects not, or is unable, to make such a cash payment, the Holder shall be entitled to receive, in lieu of the final fraction of a share, one (1) whole share of Common Stock.

vii. Transfer Taxes. The issuance of certificates for shares of the Common Stock on conversion of this Note shall be made without charge to the Holder hereof for any documentary stamp or similar taxes that may be payable in respect of the issue or delivery of such certificates, provided that the Company shall not be required to pay any tax that may be payable in respect of any transfer involved in the issuance and delivery of any such certificate upon conversion in a name other than that of the Holder of this Note so converted and the Company shall not be required to issue or deliver such certificates unless or until the person or persons requesting the issuance thereof shall have paid to the Company the amount of such tax or shall have established to the satisfaction of the Company that such tax has been paid.

Section 5. Certain Adjustments.

a) Stock Dividends, Stock Combinations and Stock Splits. If the Company, at any time while this Note is outstanding: (A) pays a stock dividend or otherwise makes a distribution or distributions payable in shares of Common Stock on shares of Common Stock; (B) subdivides outstanding shares of Common Stock into a larger number of shares; or (C) combines (including by way of a reverse stock split) outstanding shares of Common Stock into a smaller number of shares; then the Conversion Price shall be multiplied by a fraction of which the numerator shall be the number of shares of Common Stock (excluding any treasury shares of the Company) outstanding immediately before such event and of which the denominator shall be the number of shares of Common Stock outstanding immediately after such event. Any adjustment made pursuant to this Section shall become effective immediately after the record date for the determination of stockholders entitled to receive such dividend or distribution and shall become effective immediately after the effective date in the case of a subdivision, combination or re-classification.

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b) Fundamental Transaction. If, at any time while this Note is outstanding, (A) the Company effects any merger or consolidation of the Company with or into another Person other than to change the state of incorporation of the Company and other than merger or consolidation that results in a Change of Control of the Company, (B) any tender offer or exchange offer (whether by the Company or another Person) is completed pursuant to which holders of Common Stock are permitted to tender or exchange their shares for other securities, cash or property other than a tender offer or exchange offer that results in a Change of Control of the Company, or (C) the Company effects any reclassification of the Common Stock (other than a change in par value or from par value to without par value or from without par value to par value or as a result of a subdivision, split-up or combination of shares) or any compulsory share exchange pursuant to which the Common Stock is effectively converted into or exchanged for other securities, cash or property (in any such case, a “Fundamental Transaction”), then, upon any subsequent conversion of this Note, the Holder shall have the right to receive, for each Conversion Share that would have been issuable upon such conversion immediately prior to the occurrence of such Fundamental Transaction, the same kind and amount of securities, cash or property as it would have been entitled to receive upon the occurrence of such Fundamental Transaction if it had been, immediately prior to such Fundamental Transaction, the holder of one (1) share of Common Stock (the “Alternate Consideration”). For purposes of any such conversion, the determination of the Conversion Price shall be appropriately adjusted to apply to such Alternate Consideration based on the amount of Alternate Consideration issuable in respect of one (1) share of Common Stock in such Fundamental Transaction, and the Company shall apportion the Conversion Price among the Alternate Consideration in a reasonable manner reflecting the relative value of any different components of the Alternate Consideration. If holders of Common Stock are given any choice as to the securities, cash or property to be received in a Fundamental Transaction, then the Holder shall be given the same choice as to the Alternate Consideration it receives upon any conversion of this Note following such Fundamental Transaction. To the extent necessary to effectuate the foregoing provisions, any successor to the Company or surviving entity in such Fundamental Transaction shall issue to the Holder a new note consistent with this Note and evidencing the Holder’s right to convert such note into Alternate Consideration. The terms of any agreement pursuant to which a Fundamental Transaction is effected shall include, without limitation, terms requiring any such successor or surviving entity to comply with the provisions of this Section 5 and insuring that this Note (or any such replacement security) will be similarly adjusted upon any subsequent transaction analogous to the transactions set forth in this Section 5.

Section 5.1

a) Calculations. All calculations under Section 5 shall be made to the nearest cent or the nearest 1/100th of a share, as the case may be. For purposes of Section 5, the number of shares of Common Stock deemed to be issued and outstanding as of a given date shall be the sum of the number of shares of Common Stock (excluding any treasury shares of the Company) issued and outstanding.

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b) Notice to the Holder.

i. Adjustment to Conversion Price. Whenever the Conversion Price is adjusted pursuant to any provision of Section 5, the Company shall promptly mail to each Holder a notice setting forth the Conversion Price after such adjustment and setting forth a brief statement of the facts requiring such adjustment.

ii. Notice to Allow Conversion by Holder. Subject to the requirements of applicable law, including, but not limited to, Regulation FD, if (A) the Company shall declare a dividend (or any other distribution in whatever form) on the Common Stock, (B) the Company shall declare a special nonrecurring cash dividend on or a redemption of the Common Stock, (C) the Company shall authorize the granting to all holders of the Common Stock of rights or warrants to subscribe for or purchase any shares of capital stock of any class or of any rights, (D) the approval of any stockholders of the Company shall be required in connection with any reclassification of the Common Stock, any consolidation or merger to which the Company is a party, any sale or transfer of all or substantially all of the assets of the Company, of any compulsory share exchange whereby the Common Stock is converted into other securities, cash or property or (E) the Company shall authorize the voluntary or involuntary dissolution, liquidation or winding up of the affairs of the Company, then, in each case, the Company shall cause to be filed at each office or agency maintained for the purpose of conversion of this Note, and shall cause to be delivered to the Holder at its last address as it shall appear upon the Note Register, at least 20 calendar days prior to the applicable record or effective date hereinafter specified, a notice stating (x) the date on which a record is to be taken for the purpose of such dividend, distribution, redemption, rights or warrants, or if a record is not to be taken, the date as of which the holders of the Common Stock of record to be entitled to such dividend, distributions, redemption, rights or warrants are to be determined or (y) the date on which such reclassification, consolidation, merger, sale, transfer or share exchange is expected to become effective or close, and the date as of which it is expected that holders of the Common Stock of record shall be entitled to exchange their shares of the Common Stock for securities, cash or other property deliverable upon such reclassification, consolidation, merger, sale, transfer or share exchange, provided that the failure to deliver such notice or any defect therein or in the delivery thereof shall not affect the validity of the corporate action required to be specified in such notice. The Holder is entitled to convert this Note during the 20-day period commencing on the date of such notice through the effective date of the event triggering such notice.

Section 6. Redemption.

a) Redemption. On or after the one year anniversary of the Original Issue Date, at any time that the average daily VWAP of the Common Stock reported on the principal Trading Market for the Common Stock exceeds the then applicable Conversion Price for a period of 20 Trading Days, the Company shall have the right to redeem in cash all or any portion of this Note for an amount equal to 100% of the then outstanding principal amount of this Note being redeemed, plus accrued and unpaid interest thereon. Any election by the Company to redeem this Note shall be submitted in writing to the Holder not less than 20 calendar days prior to the date selected for such redemption. Any call for redemption of any portion of this Note by the Company pursuant to this Section 6(a) shall be made on a pro rata basis with the other outstanding 9.5% Convertible Notes. Even after receipt of any call for redemption, Holder may elect to convert the outstanding principal amount of the Note pursuant to Section 4 by the delivery of a Notice of Conversion to the Company at any time prior to 20 calendar days prior to receipt of any call for redemption under this Section 6.

9

Section 7. Subordination.

The Company and the Holder each acknowledge and agree that all obligations under this Note are subject to the terms of the Subordination Agreement.

Section 8. Events of Default.

a) Definition of Event of Default “Event of Default” means, wherever used herein, any of the following events (whatever the reason for such event and whether such event shall be voluntary or involuntary or effected by operation of law or pursuant to any judgment, decree or order of any court, or any order, rule or regulation of any administrative or governmental body):

i. any default in the payment of (A) the principal amount of any Note or (B) interest and other amounts owing to a Holder on any Note, as and when the same shall become due and payable (whether on a Conversion Date or the Maturity Date or by acceleration or otherwise) which default, solely in the case of an interest payment or other default under clause (B) above, is not cured within five (5) Trading Days;

ii. the Company shall fail to observe or perform any other covenant or agreement contained in the Notes which failure is not cured, if possible to cure, within the earlier to occur of (A) five (5) Trading Days after notice of such failure sent by the Holder to the Company and (B) ten (10) Trading Days after the Company has become aware of such failure;

iii. the Company shall be subject to a Bankruptcy Event;

iv. any monetary judgment, writ or similar final process shall be entered against the Company, any subsidiary or any of its or their respective property or other assets for more than $250,000, and such judgment, writ or similar final process shall remain unvacated, unbonded or unstayed for a period of 45 calendar days.

b) Remedies Upon Event of Default. If any Event of Default occurs, the outstanding principal amount of this Note, plus accrued but unpaid interest and other amounts owing in respect thereof through the date of acceleration, shall become, at the election of holder(s) of a majority of the then outstanding principal amount of the 9.5% Convertible Notes, immediately due and payable in cash; provided however, that notwithstanding the foregoing, the 9.5% Convertible Notes shall become immediately due and payable in cash without the need for any action on the part of the holder(s) thereof upon the occurrence of any Bankruptcy Event with respect to the Company. Commencing on the date of any Event of Default that results in the eventual acceleration of this Note, the interest rate on this Note shall accrue at an interest rate equal to the greater of 18% per annum or the maximum rate permitted under applicable law. Upon the payment in full of the outstanding principal amount of this Note, plus accrued but unpaid interest and other amounts owing in respect thereof through the date of acceleration, the Holder shall promptly surrender this Note to or as directed by the Company. In connection with such acceleration described herein, the Holders need not provide, and the Company hereby waives, any presentment, demand, protest or other notice of any kind, and the Holder may immediately and without expiration of any grace period enforce any and all of its rights and remedies hereunder and all other remedies available to it under applicable law. Such acceleration may be rescinded and annulled by the holders of a majority of the then outstanding principal amount of the 9.5% Convertible Notes at any time prior to payment hereunder and the Holder shall have all rights as a holder of this Note until such time, if any, as the Holder receives full payment pursuant to this Section 8(b). No such rescission or annulment shall affect any subsequent Event of Default or impair any right consequent thereon.

10

Section 9. Miscellaneous.

a) Notices. Any and all notices or other communications or deliveries to be provided by the Holder hereunder, including, without limitation, any Notice of Conversion, shall be in writing and delivered personally, by facsimile, or sent by a nationally recognized overnight courier service, addressed to the Company, at the address set forth above, facsimile number 770-234-5730, Attn: Andrew Norstrud, Chief Financial Officer, or such other facsimile number or address as the Company may specify for such purpose by notice to the Holder delivered in accordance with this Section 9. Any and all notices or other communications or deliveries to be provided by the Company hereunder shall be in writing and delivered personally, by facsimile, or sent by a nationally recognized overnight courier service addressed to each Holder at the facsimile number or address of such Holder appearing on the books of the Company, or if no such facsimile number or address appears, at the principal place of business of the Holder. Any notice or other communication or deliveries hereunder shall be deemed given and effective on the earliest of (i) the date of transmission, if such notice or communication is delivered via facsimile at the facsimile number specified in this Section 9 prior to 5:30 p.m. (New York City time), (ii) the date immediately following the date of transmission, if such notice or communication is delivered via facsimile at the facsimile number specified in this Section 9 between 5:30 p.m. (New York City time) and 11:59 p.m. (New York City time) on any date, (iii) the second Business Day following the date of mailing, if sent by nationally recognized overnight courier service, or (iv) upon actual receipt by the party to whom such notice is required to be given.

b) Right of Set-Off. Notwithstanding any other term of this Note, the Company shall have the right at any time and from time to time, to the extent provided in the Merger Agreement, to set off any amounts payable to the holders of the Notes against amounts owing by the SNIH Stockholders (as defined in the Merger Agreement) to the Company or the other Buyer Indemnified Parties (as defined in the Merger Agreement) pursuant to Section 10 or Section 10A of the Merger Agreement. The Company agrees to notify each holder of Notes promptly after any such setoff, which notification shall include a statement describing in reasonable detail the amounts owing to the Company pursuant to Section 10 or Section 10A of the Merger Agreement as to which it exercised such right of setoff, provided however, that the failure to give such notice shall not affect the validity of such setoff. If, however, it is ultimately determined that such amounts were not due to the Company or the other Buyer Indemnified Parties pursuant to Section 10 or Section 10A of the Merger Agreement, then any amounts to which the Company exercised its right of set-off under this 9(b) shall be promptly reinstated under this Note as obligations of the Company.

11

c) Absolute Obligation. Except as expressly provided herein, no provision of this Note shall alter or impair the obligation of the Company, which is absolute and unconditional, to pay the principal of and accrued interest, as applicable, on this Note at the time, place, and rate, and in the coin or currency, herein prescribed. This Note is a direct debt obligation of the Company. This Note ranks pari passu with all other Notes now or hereafter issued under the terms set forth herein.

d) Lost or Mutilated Note. If this Note shall be mutilated, lost, stolen or destroyed, the Company shall execute and deliver, in exchange and substitution for and upon cancellation of a mutilated Note, or in lieu of or in substitution for a lost, stolen or destroyed Note, a new Note for the principal amount of this Note so mutilated, lost, stolen or destroyed, but only upon receipt of evidence of such loss, theft or destruction of such Note, and of the ownership hereof, reasonably satisfactory to the Company.

e) Governing Law. All questions concerning the construction, validity, enforcement and interpretation of this Note shall be governed by and construed and enforced in accordance with the internal laws of the State of New York, without regard to the principles of conflict of laws thereof. Each party agrees that all legal proceedings concerning the interpretation, enforcement and defense of the transactions contemplated by any of the Transaction Documents (whether brought against a party hereto or its respective Affiliates (as defined in Rule 12b-2 of the Exchange Act), directors, officers, shareholders, employees or agents) shall be commenced in the state and federal courts sitting in the City of New York, Borough of Manhattan (the “New York Courts”). Each party hereto hereby irrevocably submits to the exclusive jurisdiction of the New York Courts for the adjudication of any dispute hereunder or in connection herewith or with any transaction contemplated hereby or discussed herein (including with respect to the enforcement of any of the Transaction Documents), and hereby irrevocably waives, and agrees not to assert in any suit, action or proceeding, any claim that it is not personally subject to the jurisdiction of such New York Courts, or such New York Courts are improper or inconvenient venue for such proceeding. Each party hereby irrevocably waives personal service of process and consents to process being served in any such suit, action or proceeding by mailing a copy thereof via registered or certified mail or overnight delivery (with evidence of delivery) to such party at the address in effect for notices to it under this Note and agrees that such service shall constitute good and sufficient service of process and notice thereof. Nothing contained herein shall be deemed to limit in any way any right to serve process in any other manner permitted by applicable law. Each party hereto hereby irrevocably waives, to the fullest extent permitted by applicable law, any and all right to trial by jury in any legal proceeding arising out of or relating to this Note or the transactions contemplated hereby. If either party shall commence an action or proceeding to enforce any provisions of this Note, then the prevailing party in such action or proceeding shall be reimbursed by the other party for its attorneys’ fees and other costs and expenses incurred in the investigation, preparation and prosecution of such action or proceeding.

12

f) Waiver. No provision of this Note may be amended or waived without the written consent of the Company and the holders of a majority of the outstanding principal amount of the 9.5% Convertible Notes and the Company; provided, however, that notwithstanding the foregoing, no amendment or waiver of any provision of this Note that would change the interest rate of this Note or extend the Maturity Date of this Note may be made without the prior written consent of the Holder of this Note. Any waiver by the Company or a holder of a breach of any provision of this Note shall not operate as or be construed to be a waiver of any other breach of such provision or of any breach of any other provision of this Note. The failure of the Company or the Holder to insist upon strict adherence to any term of this Note on one or more occasions shall not be considered a waiver or deprive that party of the right thereafter to insist upon strict adherence to that term or any other term of this Note. Any waiver by the Company or the Holder must be in writing.

g) Severability. If any provision of this Note is invalid, illegal or unenforceable, the balance of this Note shall remain in effect, and if any provision is inapplicable to any Person or circumstance, it shall nevertheless remain applicable to all other Persons and circumstances. If it shall be found that any interest or other amount deemed interest due hereunder violates the applicable law governing usury, the applicable rate of interest due hereunder shall automatically be lowered to equal the maximum rate of interest permitted under applicable law. The Company covenants (to the extent that it may lawfully do so) that it shall not at any time insist upon, plead, or in any manner whatsoever claim or take the benefit or advantage of, any stay, extension or usury law or other law which would prohibit or forgive the Company from paying all or any portion of the principal of or interest on this Note as contemplated herein, wherever enacted, now or at any time hereafter in force, or which may affect the covenants or the performance of this indenture, and the Company (to the extent it may lawfully do so) hereby expressly waives all benefits or advantage of any such law, and covenants that it will not, by resort to any such law, hinder, delay or impeded the execution of any power herein granted to the Holder, but will suffer and permit the execution of every such as though no such law has been enacted.

h) Next Business Day. Whenever any payment or other obligation hereunder shall be due on a day other than a Business Day, such payment shall be made on the next succeeding Business Day.

i) Headings. The headings contained herein are for convenience only, do not constitute a part of this Note and shall not be deemed to limit or affect any of the provisions hereof.

13

*********************

IN WITNESS WHEREOF, the Company has caused this Note to be duly executed by a duly authorized officer as of the date first above indicated.

GEE GROUP, INC.

By:	/s/ Derek Dewan
Derek Dewan
Title:	Chief Executive Officer

14

ANNEX A

NOTICE OF CONVERSION

The undersigned hereby elects to convert principal under the 9.5% Convertible Subordinated Note of GEE Group, Inc., an Illinois corporation (the “Company”), due on October 3, 2021, into shares of common stock, without par value per share (the “Common Stock”), of the Company according to the conditions hereof, as of the date written below. If shares are to be issued in the name of a person other than the undersigned, the undersigned will pay all transfer taxes payable with respect thereto and is delivering herewith such certificates and opinions as reasonably requested by the Company in accordance therewith. No fee will be charged to the holder for any conversion, except for such transfer taxes, if any.

The undersigned agrees to comply with the prospectus delivery requirements under the applicable securities laws in connection with any transfer of the aforesaid shares of Common Stock.

Conversion calculations:

Date to Effect Conversion:

Principal Amount of Note to be Converted:

Number of shares of Common Stock to be issued:

Signature:

Name:
Address:

15

ANNEX D

March 31, 2017

The Board of Directors of

GEE Group Inc.

184 Shuman Blvd., Suite 420

Naperville, IL 60563

Members of the Board:

Stifel, Nicolaus & Company, Incorporated (“Stifel” or “we”) has been advised that GEE Group Inc. (the “Company” or “GEE”) is considering entering into an Agreement and Plan of Merger (the “Merger Agreement”) with SNI Holdco Inc. (the “Seller”), pursuant to which the Seller will be merged with and into a wholly-owned subsidiary of the Company with the subsidiary continuing as the surviving corporation (the “Merger”), and all issued and outstanding shares (as defined in the Merger Agreement, the “Shares”) of the Seller (the “Seller Common Stock”) will be converted into the right to receive in the aggregate (a) $44.7 million in cash (the “Cash Consideration”); (b) $12.5 million aggregate principal amount of convertible notes issued by the Company (the “Convertible Seller Notes”); and (c) an issue of non-voting convertible preferred stock of the Company having an aggregate principal amount of $28.8 million (the “Convertible Preferred Non-Voting Stock”) (collectively, the “Merger Consideration”), subject to adjustment and on terms and conditions more fully set forth in the Merger Agreement.

The Board of Directors of the Company (the “Board”) has requested Stifel’s opinion, as investment bankers, as to the fairness, from a financial point of view, to the Company of the Merger Consideration to be paid by the Company to the holders of shares in the Merger pursuant to the Merger Agreement (the “Opinion”).

In rendering our Opinion, we have, among other things:

(i)	discussed the Merger and related matters with the Company’s counsel and reviewed a draft copy of the Merger Agreement dated March 30, 2017;

(ii)	reviewed the audited consolidated financial statements of the Company contained in its Annual Reports on Form 10-K for the three years ended September 30, 2016 and unaudited consolidated financial statements of the Company contained in its Quarterly Report on Form 10-Q for the quarter ended December 31, 2016;

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Stifel, Nicolaus & Company, Incorporated | Member SIPC & NYSE | www.stifel.com

The Board of Directors – GEE Group Inc.

March 31, 2017

(iii)	reviewed the audited consolidated financial statements of the Seller for the three years ended December 31, 2015 and unaudited consolidated financial statements of the Seller for the year ended December 31, 2016;

(iv)	reviewed and discussed with the Company’s management certain other publicly available information concerning the Company and the Seller;

(v)	held discussions with the Company’s senior management, including estimates of certain cost savings, operating synergies, merger charges and the pro forma financial impact of the Merger on the Company;

(vi)	reviewed certain non-publicly available information concerning the Company and the Seller, including internal financial analyses and forecasts prepared by the management of the Company and the Seller and held discussion with the senior management of the Company and the Seller regarding recent developments;

(vii)	reviewed and analyzed certain publicly available information concerning the terms of selected merger and acquisition transactions that we considered relevant to our analysis;

(viii)	reviewed and analyzed certain publicly available financial and stock market data relating to selected public companies that we deemed relevant to our analysis;

(ix)	participated in certain discussions and negotiations between representatives of the Company and the Seller;

(x)	reviewed the reported prices and trading activity of the equity securities of the Company;

(xi)	conducted such other financial studies, analyses and investigations and considered such other information as we deemed necessary or appropriate for purposes of our opinion; and

(xii)	took into account our assessment of general economic, market and financial conditions and our experience in other transactions, as well as our experience in securities valuations and our knowledge of the Company’s industry generally.

In rendering our Opinion, we have relied upon and assumed, without independent verification, the accuracy and completeness of all of the financial and other information that was provided to Stifel by or on behalf of the Company or the Seller, or that was otherwise reviewed by Stifel, and have not assumed any responsibility for independently verifying any of such information. With respect to the financial forecasts supplied to us by the Company and the Seller (including, without limitation, potential cost savings and operating synergies realized by a potential acquirer), we have assumed, at the direction of the Company, that they were reasonably prepared on the basis reflecting the best currently available estimates and judgments of the management of the Company and the Seller, as applicable, as to the future operating and financial performance of the Company and the Seller, as applicable, and that they provided a reasonable basis upon which we could form our opinion. Such forecasts and projections were not prepared with the expectation of public disclosure. All such projected financial information is based on numerous variables and assumptions that are inherently uncertain, including, without limitation, factors related to general economic and competitive conditions. Accordingly, actual results could vary significantly from those set forth in such projected financial information. Stifel has relied on this projected information without independent verification or analyses and does not in any respect assume any responsibility for the accuracy or completeness thereof.

The Board of Directors – GEE Group Inc.

March 31, 2017

We also assumed that there were no material changes in the assets, liabilities, financial condition, results of operations, business or prospects of either the Company or the Seller since the date of the last financial statements of each company made available to us. We did not make or obtain any independent evaluation, appraisal or physical inspection of either the Company’s or the Seller’s assets or liabilities, the collateral securing any of such assets or liabilities, or the collectability of any such assets nor did we review loan or credit files of the Company or the Seller, nor have we been furnished with any such evaluation or appraisal. Estimates of values of companies and assets do not purport to be appraisals or necessarily reflect the prices at which companies or assets may actually be sold. Because such estimates are inherently subject to uncertainty, Stifel assumes no responsibility for their accuracy. With respect to the pro forma balance sheet provided to us by the Company’s management, we have assumed, at the direction of the Company, that it accurately reflects the pro forma combined balance sheet of the Company and the Seller immediately after the closing of the Merger.

We have assumed, with your consent, that there are no factors that would delay or subject to any adverse conditions any necessary regulatory or governmental approval and that all conditions to the Merger will be satisfied and not waived. In addition, we have assumed that the definitive Merger Agreement will not differ materially from the draft we reviewed. We have also assumed that the Merger will be consummated substantially on the terms and conditions described in the Merger Agreement, without any waiver of material terms or conditions by the Company or any other party and without any anti-dilution or other adjustment to the Merger Consideration, and that obtaining any necessary regulatory approvals or satisfying any other conditions for consummation of the Merger will not have an adverse effect on the Company, the Seller or the Merger. We have assumed that all representations and warranties of the Seller and its shareholders in the Merger Agreement are true and correct and that no additional payments will be required by GEE, any subsidiary of GEE or the Seller on account of dissenter’s or appraisal rights or in respect of shareholder claims for breach of fiduciary duty, breach of contract or otherwise. We have assumed that the Merger will be consummated in a manner that complies with the applicable provisions of the Securities Act of 1933, as amended, the Securities Exchange Act of 1934, as amended, and all other applicable federal and state statutes, rules and regulations. We have assumed that each share of Convertible Preferred Non-Voting Stock to be issued by GEE in the Merger has the same economic value as a share of GEE’s common stock, based on the volume weighted average closing price of GEE common stock as reported on the NYSE MKT market for the twenty (20) trading days preceding the signing of the Merger Agreement. We have further assumed that the Company has relied upon the advice of its counsel, independent accountants and other advisors (other than Stifel) as to all legal, financial reporting, tax, accounting and regulatory matters with respect to the Company, the Merger and the Merger Agreement.

The Board of Directors – GEE Group Inc.

March 31, 2017

Our Opinion is limited to whether the Merger Consideration to be paid by the Company to the holders of Shares is fair to the Company, from a financial point of view, and does not address any other terms, aspects or implications of the Merger including, without limitation, the form or structure of the Merger, any consequences of the Merger on the Company, its stockholders, creditors or otherwise, or any terms, aspects or implications of any voting, support, stockholder or other agreements, arrangements or understandings contemplated or entered into in connection with the Merger or otherwise. Our Opinion also does not consider, address or include: (i) any other strategic alternatives currently (or which have been or may be) contemplated by the Board or the Company; (ii) the legal, tax or accounting consequences of the Merger on the Company or the holders of the Company’s Common Stock including, without limitation, whether or not the Merger will qualify as a tax-free reorganization pursuant to Section 368 of the Internal Revenue Code; (iii) the fairness of the amount or nature of any compensation to any of the Company’s officers, directors or employees, or class of such persons, relative to the compensation to the holders of the Company’s securities; (iv) the effect of the Merger on holders of any class of securities of the Company, or any class of securities of any other party to any transaction contemplated by the Merger Agreement; (v) whether the Company has sufficient cash, available lines of credit or other sources of funds to enable it to pay the Cash Consideration component of the Merger Consideration to the holders of Shares of Seller Common Stock at the closing of the Merger; (vi) the allocation among holders of Shares of the Convertible Preferred Non-Voting Stock, the Convertible Seller Note and the Cash Consideration; or (vii) any advice or opinions provided by Robert W. Baird & Co. Incorporated, Grant Thornton LLP, or any other advisor to the Company or the Seller. We do not address, in our analyses, our Opinion, or otherwise, among other things, any individual transaction or group of transactions, or other terms, conditions or any other aspect of any individual transaction or group of transactions, that is or are a part of the Merger, including without limitation any terms or conditions of any of the agreements relating to the issuance or potential issuance of Convertible Seller Note and Convertible Preferred Non-Voting Stock of the Company in the Merger. Furthermore, we are not expressing any opinion herein as to the prices, trading range or volume at which the Company’s securities will trade following public announcement or consummation of the Merger.

Our Opinion is necessarily based on economic, market, financial and other conditions as they exist on, and on the information made available to us by or on behalf of the Company or its advisors, or information otherwise reviewed by Stifel, as of the date of this Opinion. It is understood that subsequent developments may affect the conclusion reached in this Opinion and that Stifel does not have any obligation to update, revise or reaffirm this Opinion. Further, as the Board is aware, our Opinion is solely for the information of, and is solely directed to, the Board for its information and assistance in connection with its consideration of the financial terms of the Merger and is not to be relied upon by any shareholder of the Company or the Seller or any other person or entity. As such, our duty runs only to the Board and not to any shareholders of the Company or any other person. Our Opinion does not constitute a recommendation to the Board as to how the Board should vote on the Merger or to any shareholder of the Company or the Seller as to how any such shareholder should vote at any shareholders’ meeting at which the Merger is considered, or whether or not any shareholder of the Company or the Seller should enter into a voting, shareholders’, or affiliates’ agreement with respect to the Merger, elect to receive the Cash Consideration, the Convertible Seller Note or the Convertible Preferred Non-Voting Stock (or any combination thereof), or exercise any dissenters’ or appraisal rights that may be available to a shareholder of the Seller. In addition, the Opinion does not compare the relative merits of the Merger with any other alternative transactions or business strategies which may have been available to the Company and does not address the underlying business decision of the Board or the Company to proceed with or effect the Merger. We were not requested to, and we did not, explore alternatives to the Merger or solicit the interest of any other parties in pursuing transactions with the Company.

The Board of Directors – GEE Group Inc.

March 31, 2017

Stifel, as part of its investment banking services, is regularly engaged in the independent valuation of businesses and securities in connection with mergers, acquisitions, underwritings, sales and distributions of listed and unlisted securities, private placements and valuations for estate, corporate and other purposes. We have acted as financial advisor to the Company in connection with the Merger and will receive a fee for our services, a substantial portion of which is contingent upon the completion of the Merger (the “Advisory Fee”). We have also acted as financial advisor to the Board and will receive a fee upon the delivery of this Opinion that is not contingent upon consummation of the Merger (the “Opinion Fee”). In addition, Stifel acted as a financing agent for the Company in connection with the Merger for which Stifel will be paid customary financing fees by the Company at closing of the Merger (“Financing Fees”). Except for the Advisory Fee and Financing Fees specified in our engagement letter, we will not receive any other significant payment or compensation contingent upon the successful consummation of the Merger. In addition, the Company has agreed to indemnify us for certain liabilities arising out of our engagement. Other than the present engagement by the Company, there are no material relationships that existed during the two years prior to the date of this Opinion or that are mutually understood to be contemplated in which any compensation was received or is intended to be received as a result of the relationship between Stifel and any party to the Merger. Stifel may seek to provide investment banking services to the Company or its affiliates in the future, for which we would seek customary compensation. In the ordinary course of business, Stifel and our clients may transact in the equity securities of the Company and may at any time hold a long or short position in such securities.

Stifel’s Fairness Opinion Committee has approved the issuance of this Opinion. Our Opinion may not be published or otherwise used or referred to, nor shall any public reference to Stifel be made, without our prior written consent, except in accordance with the terms and conditions of Stifel’s engagement letter agreement with the Company.

Based upon and subject to the foregoing, we are of the opinion that, as of the date hereof, the Merger Consideration to be paid by the Company to the holders of Shares of Seller Common Stock in the Merger pursuant to the Merger Agreement is fair to the Company, from a financial point of view.

Very truly yours,

STIFEL, NICOLAUS & COMPANY, INCORPORATED

ANNEX E

Form of Amendment to GEE Group, Inc. 2013 Incentive Stock Plan

Section 4.1 of the Article IV of the 2013 Incentive Stock Plan (the “Plan”) is hereby amended in its entirety to read as follows (capitalized terms used herein without definition shall have the meanings ascribed thereto in the Plan):

4.1 Number of Shares Available. Subject to adjustment under Section 4.5, the total number of shares of Common Stock reserved and available for distribution pursuant to the grant of Awards under the Plan shall be 4,000,000 shares of Common Stock. Such shares may consist, in whole or in part, of authorized and unissued shares or treasury shares.

Subject to adjustment under Section 4.5, the maximum number of shares of Common Stock reserved and available for distribution pursuant to the grant of Options under the Plan shall be 2,000,000 shares of Common Stock. Subject to adjustment under Section 4.5, the maximum number of shares of Common Stock reserved and available for distribution pursuant to the grant of Restricted Stock under the Plan shall be 2,000,000 shares of Common Stock.

ANNEX F

UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

FORM 10-K

☒ Annual Report Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

For the fiscal year ended September 30, 2016

☐ Transition Report Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Commission File Number 1-05707

GEE GROUP INC.
(Exact name of registrant as specified in its charter)

Illinois	36-6097429
(State or other jurisdiction of incorporation or organization)	(I.R.S. Employer Identification Number)

184 Shuman Blvd., Suite 420, Naperville, IL	60563
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (630) 954-0400

___________________________________________________________
(Former name, former address and former fiscal year, if changed since last report)

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Name of each exchange on which registered
Common Stock, no par value	NYSE MKT

Securities registered pursuant to Section 12(g) of the Act: None

Indicate by check mark if the registrant is a well-known seasoned issuer, as defined in Rule 405 of the Securities Act. Yes ☐ No ☒

Indicate by check mark if the registrant is not required to file reports pursuant to Section 13 or Section 15(d) of the Act. Yes ☐ No ☒

Indicate by check mark whether the registrant (1) has filed all reports required to be filed by Section 13 or 15(d) of the Securities Exchange Act of 1934 during the preceding 12 months (or for such shorter period that the registrant was required to file such reports), and (2) has been subject to such filing requirements for the past 90 days. Yes ☒ No ☐

Indicate by check mark whether the registrant has submitted electronically and posted on its corporate Web site, if any, every Interactive Data File required to be submitted and posted pursuant to Rule 405 of Regulation S-T (Section 232.405 of this chapter) during the preceding 12 months (or for such shorter period that the registrant was required to submit and post such files). Yes ☒ No ☐

Indicate by check mark if disclosure of delinquent filers pursuant to Item 405 of Regulation S-K is not contained herein, and will not be contained, to the best of registrant’s knowledge, in definitive proxy or information statements incorporated by reference in Part III of this Form 10-K or any amendment to the Form 10-K. ☐

Indicate by checkmark whether the registrant is a large accelerated filer, an accelerated filer, a non-accelerated filer or a smaller reporting company. See the definitions of “large accelerated filer,” “accelerated filer” and “smaller reporting company” in Rule 12b-2 of the Exchange Act (check one):

Large accelerated filer	☐	Accelerated filer	☐
Non-accelerated filer	☐	Smaller reporting company	☒

Indicate by checkmark whether the registrant is a shell company (as defined in Rule 12b-2 of the Exchange Act). Yes ☐ No ☒

The aggregate market value of shares of common stock held by non-affiliates of the registrant on March 31, 2016 was 7,274,956 x $4.30 = $31,282,311.

The number of shares outstanding of the registrant’s common stock as of December 21, 2016 was 9,378,892.

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PART I

Forward Looking Statements

This Annual Report on Form 10-K includes forward-looking statements within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended (the “Exchange Act”). The Company has based these forward-looking statements on the Company’s current expectations and projections about future events. These forward-looking statements are subject to known and unknown risks, uncertainties and assumptions about us and the Company’s subsidiaries that may cause the Company’s actual results, levels of activity, performance or achievements to be materially different from any future results, levels of activity, performance or achievements expressed or implied by such forward-looking statements. In some cases, you can identify forward-looking statements by terminology such as “may,” “will,” “should,” “could,” “would,” “expect,” “plan,” “anticipate,” “believe,” “estimate,” “continue” or the negative of such terms or other similar expressions. Factors that might cause or contribute to such a material difference include, but are not limited to, those discussed elsewhere in this Annual Report, including the section entitled “Risk Factors” and the risks discussed in the Company’s other Securities and Exchange Commission filings. The following discussion should be read in conjunction with the Company’s audited Financial Statements and related Notes thereto included elsewhere in this report.

Item 1. Business.

General

GEE Group Inc. (the “Company”, “us”, “our” or “we”) was incorporated in the State of Illinois in 1962 and is the successor to employment offices doing business since 1893. The Company has several corporations and names it does business under and are all consolidated under GEE Group, Inc. These names include Triad Personnel Services, Inc., General Employment, Ashley Ellis and Omni One.

In April 2015, the Company entered into a stock exchange agreement with Brittany M. Dewan as Trustee of the Derek E. Dewan Irrevocable Living Trust II dated the 27th of July, 2010, Brittany M. Dewan, individually, Allison Dewan, individually, Mary Menze, individually, and Alex Stuckey, individually (collectively, the “Scribe Shareholders”), pursuant to which the Company acquired 100% of the outstanding stock of Scribe Solutions Inc., a provider of data entry assistants (medical scribes) who specialize in electronic medical records (EMR) services for emergency departments, specialty physician practices and clinics (“Scribe”), from the Scribe Shareholders for 640,000 shares of Series A Preferred Stock of the Company. In addition, the Company issued to the Scribe Shareholders warrants to purchase shares of the Company’s common stock in exchange for warrants to purchase shares of Scribe’s common stock.

In July 2015, the Company entered a stock purchase agreement with Tricia Dempsey (the “Agile Seller”), pursuant to which the Company acquired on July 31, 2015, 100% of the outstanding stock of Agile Resources, Inc., a Georgia corporation and a provider of innovative IT staffing solutions and IT consulting services, for up to a total of approximately $4,000,000 in consideration, subject to certain adjustments. The purchase price consisted of $2,500,000 in cash (subject to minimum working capital), the issuance to the Agile Seller of 120,192 shares of Company common stock and up to $500,000 of an “earnout”.

On October 4, 2015, the Company entered a Stock Purchase Agreement with William Daniel Dampier and Carol Lee Dampier (the “Access Sellers”) pursuant to which the Company acquired on October 4, 2015, 100% of the outstanding stock of Access Data Consulting Corporation., a Colorado corporation, for a purchase price equal to approximately $16,000,000 in consideration. The purchase price consisted of $8,000,000 in cash (subject to minimum working capital), the issuance to the Access Sellers 327,869 shares of Company common stock, a Promissory note in the aggregate of $3,000,000 and up to $2,000,000 of an “earnout”. On April 4, 2016, the Company issued approximately 123,000 of additional shares of common stock to the Sellers of Access Data Consulting Corporation. This was based on market value of the stock on April 4, 2016 being approximately $544,000 less than $2,000,000 six month guaranteed and based on the closing stock price of $4.44 per common share. The Company recognized a loss on change of contingent consideration of approximately $44,000 for the year ended September 30, 2016. The Company also recognized a gain of approximately $2,000,000 on a change in contingent consideration, as the earnout was not achieved. In addition, the Company increased the original purchase price by approximately $600,000 related to a mutual tax election as described in the purchase agreement.

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On January 1, 2016, the Company entered a Stock Purchase Agreement (the "Paladin Agreement") with Enoch S. Timothy and Dorothy Timothy . Pursuant to the terms of the Paladin Agreement the Company acquired on January 1, 2016, 100% of the outstanding stock of Paladin Consulting Inc., a Texas corporation ("Paladin"), for a purchase price (the "Purchase Price") equal to $1,750,000, minus the Circle Lending Loan Amount ( as defined in the Paladin Agreement) plus up to $1,000,000 in contingent promissory notes, minus the NWC Reduction Amount (as defined in the Paladin Agreement ) (if any) plus up to $1,250,000 of "earnouts", for a total of approximately $2,625,000.

Recent Developments

On October 9, 2015, the Company filed a certificate of change to our amended and restated articles of incorporation with the Secretary of the State of Illinois to effectuate a reverse stock split of our issued and outstanding common stock on a 1-for-10 basis (the “Reverse Stock Split”); and increased the total number of authorized shares of Common Stock of the Company from 20,000,000, post Reverse Stock Split, to 200,000,000 (the “Capital Increase”). The Reverse Stock Split and the Capital Increase, were approved by the Company’s shareholders at an annual meeting held on September 15, 2015.

The Reverse Stock Split became effective with the FINRA as of the open of business on October 9, 2015. As a result of the Reverse Stock Split, every 10 shares of our pre-Reverse Split common stock was combined and reclassified into one share of our common stock. No fractional shares of common stock were issued as a result of the Reverse Split.

Throughout this annual report on form 10-K, each instance that refers to a number of shares of our common stock, refers to the number of shares of common stock after giving effect to the Reverse Stock Split, unless otherwise indicated.

On July 12, 2016, the Company filed an Articles of Amendment to its Amended and Restated Certificate of Incorporation (the "Articles of Amendment") with the Secretary of State of Illinois to change the name of the Company to "GEE Group Inc." (the "Name Change Amendment"). The Name Change Amendment was approved by the Company's shareholders at the annual meeting held on July 12, 2016, and became effective on July 18, 2016.

The Company effected this name change to better reflect the fact that it provides and markets its staffing services under a variety of different trade names and operating brands. The Company's new CUSIP number for the Company's Common Stock, no par value, in connection with the Name Change Amendment is 36165A 201.

A form of the Articles of Amendment that was filed with the Secretary of State of Illinois was filed as Exhibit 3.1 to the Form 8-K filed with the SEC on July 14, 2016.

Services Provided

The Company and its subsidiaries provide the following services: (a) professional placement services specializing in the placement of information technology, engineering, medical data entry assistants (medical scribes) who specialize in electronic medical records (EMR) services for emergency departments, specialty physician practices and clinics and accounting professionals for direct hire and contract staffing, (b) temporary staffing services in light industrial staffing.

Together with its subsidiaries, the Company provides staffing services through a network of branch offices located in major metropolitan areas throughout the United States. The Company’s professional staffing services provide information technology, engineering, medical and accounting professionals to clients on either a regular placement basis or a temporary contract basis. The Company’s industrial staffing business provides weekly temporary staffing for light industrial clients, primarily in Ohio.

The percentage of revenues derived from each of the Company’s continuing operations is as follows:

	Year Ended September 30,
	2016	2015
Industrial contract services	26%	61%
Professional contract services	66%	24%
Direct hire placement services	8%	15%

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Marketing

The Company markets its services using the trade names General Employment Enterprises, Omni One, Business Management Personnel, Ashley Ellis, Agile Resources, Scribe Solutions Inc., Access Data Consulting Corporation, Paladin Consulting Inc., Triad Personnel Services, Triad Staffing, Generation Technologies, BMCH, and BMCHPA. As of September 30, 2016, we operated twenty branch offices in downtown or suburban areas of major U.S. cities in ten states. We have one office located in each of Arizona, Colorado, Georgia, Indiana, Illinois and Massachusetts, two offices in each of California, Texas, three offices in Florida and seven offices in Ohio.

The Company markets its staffing services to prospective clients primarily through telephone marketing by its recruiting and sales consultants, and through mailing of employment bulletins which list candidates available for placement and contract employees available for assignment.

There was no customer that represented more than 10% of the Company’s consolidated revenue in fiscal 2016 or fiscal 2015.

Competition

The staffing industry is highly competitive. There are relatively few barriers to entry by firms offering placement services, while significant amounts of working capital typically are required for firms offering contract services. The Company’s competitors include many sole-proprietorship operations, as well as regional and national organizations. Many of them are large corporations with substantially greater resources than the Company.

The Company’s professional and industrial staffing services compete by providing highly qualified candidates who are well matched for the position, by responding quickly to client requests, and by establishing offices in convenient locations. As part of its service, the Company provides professional reference checking, scrutiny of candidates’ work experience and optional background checks. In general, pricing is secondary to quality of service as a competitive factor. During slow hiring periods, however, competition can put pressure on the Company’s pricing.

Recruiting

The success of the Company’s services is highly dependent on its ability to obtain qualified candidates. Prospective employment candidates are generally recruited over the telephone, by the Company’s employment consultants or through postings on the Internet. For Internet postings, the Company maintains its own web page at www.geegroup.com and uses other Internet job posting bulletin board services. The Company maintains database records of applicants’ skills to assist in matching them with job openings and contract assignments. The Company generally screens and interviews all applicants who are presented to its clients.

Employees

As of September 30, 2016, the Company had approximately 147 regular employees and the number of contract service employees varied week to week from a minimum of approximately 900 to a maximum of 7,100.

Available Information

We file annual reports on Form 10-K, quarterly reports on Form 10-Q, current reports on Form 8-K, proxy and information statements and amendments to reports filed or furnished pursuant to Sections 13(a), 14 and 15(d) of the Exchange Act. The public may obtain these filings at the Securities and Exchange Commission (the “SEC”) Public Reference Room at 100 F Street, NE, Washington DC 20549 or by calling the SEC at 1-800-SEC-0330. The SEC also maintains a web site at http//www.sec.gov that contains reports, proxy and information statements and other information regarding the Company and other companies that file material with the SEC electronically. Copies of the Company’s reports can be obtained, free of charge, electronically through our internet website, http//www.geegroup.com. Information on the Company’s website is not incorporated in this report by the foregoing reference.

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Item 1A. Risk Factors.

WE HAVE EXPERIENCED LOSSES FROM OPERATIONS AND MAY NOT BE PROFITABLE IN THE FUTURE.

The Company experienced a loss for the year ended September 30, 2015. There can be no assurance that the Company will not incur losses in the future. There are no assurances that the Company will be able to generate sufficient revenue to meet its operating expenditures or operate profitably in the future.

RECENT GLOBAL TRENDS IN THE FINANCIAL MARKETS COULD ADVERSELY AFFECT OUR BUSINESS, LIQUIDITY AND FINANCIAL RESULTS.

Recent global economic conditions, including disruption of financial markets, could adversely affect our business and results of operations, primarily through limiting our access to credit, our ability to refinance debt and disrupting our customers’ businesses, which are heavily dependent on retail and e-commerce transactions. Although we currently believe that we will be able to obtain the necessary financing in the future, there is no assurance that these institutions will be able to loan us the necessary capital, which could have a material adverse impact on our business. In addition, continuation or worsening of general market conditions in the United States economy important to our businesses may adversely affect our customers’ level of spending, ability to obtain financing for acquisitions and ability to make timely payments to us for our services, which could require us to increase our allowance for doubtful accounts, negatively impact our days sales outstanding and adversely affect our results of operations.

WE DEPEND ON ATTRACTING, INTEGRATING, MANAGING, AND RETAINING QUALIFIED PERSONNEL.

Our success depends upon our ability to attract, integrate, manage and retain personnel who possess the skills and experience necessary to fulfill our clients’ needs. Our ability to hire and retain qualified personnel could be impaired by any diminution of our reputation, decrease in compensation levels relative to our competitors or modifications to our total compensation philosophy or competitor hiring programs. If we cannot attract, hire and retain qualified personnel, our business, financial condition and results of operations may suffer. Our future success also depends upon our ability to manage the performance of our personnel. Failure to successfully manage the performance of our personnel could affect our profitability by causing operating inefficiencies that could increase operating expenses and reduce operating income.

WE MAY NOT BE ABLE TO COMPETE EFFECTIVELY.

Competition in the market for placement and staffing services is intense. The Company faces competition from many larger, more established companies. In addition, other companies could seek to introduce competing services and increased competition could result in a decrease in the price charged by the Company’s competitors for their services or reduce demand for the Company’s products and services, which would have a material adverse effect on the Company’s business, operating results and financial condition. There can be no assurance that the Company will be able to compete successfully with its existing or potential competitors, which may have substantially greater financial, technical, and marketing resources, longer operating histories, greater name recognition or more established relationships in the industry than the Company. If any of these competitors provides competitive services to the marketplace in the future, the Company cannot be sure that it will have the resources or expertise to compete successfully.

CHANGES IN GOVERNMENT REGULATION COULD LIMIT OUR GROWTH OR RESULT IN ADDITIONAL COSTS OF DOING BUSINESS.

We are subject to the same federal, state and local laws as other companies conducting placement and staffing services, which is extensive. The adoption or modification of laws related to the placement and staffing industry, such as the Healthcare for America Plan, could harm our business, operating results and financial condition by increasing our costs and administrative burdens.

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INTERRUPTION OF THE COMPANY’S BUSINESS COULD RESULT FROM INCREASED SECURITY MEASURES IN RESPONSE TO TERRORISM.

The continued threat of terrorism within the United States and the ongoing military action and heightened security measures in response to such threat has and may cause significant disruption to commerce. The U.S. economy in general is being adversely affected by terrorist activities and potential activities. Any economic downturn could adversely impact the Company’s results of operations, impair the Company’s ability to raise capital or otherwise adversely affect the Company’s ability to grow the business. It is impossible to predict how this may affect the Company’s business or the economy in the U.S. and in the world. In the event of further threats or acts of terrorism, the Company’s business and operations may be severely and adversely affected or destroyed.

SUBSTANTIAL ALTERATION OF THE COMPANY’S CURRENT BUSINESS AND REVENUE MODEL COULD HURT SHORT-TERM RESULTS.

The Company’s present business and revenue model represents the current view of the optimal business and revenue structure, which is to derive revenues and achieve profitability in the shortest period. There can be no assurance that current models will not be altered significantly or replaced with an alternative model that is driven by motivations other than near-term revenues and/or profitability (for example, building market share before the Company’s competitors). Any such alteration or replacement of the business and revenue model may ultimately result in the deferring of certain revenues in favor of potentially establishing larger market share. The Company cannot assure that any adjustment or change in the business and revenue model will prove to be successful.

THE REQUIREMENTS OF BEING A PUBLIC COMPANY MAY STRAIN OUR RESOURCES AND DISTRACT MANAGEMENT.

As a public company, we are subject to the reporting requirements of the Exchange Act and the Sarbanes-Oxley Act of 2002 (the “Sarbanes-Oxley Act”). These requirements are extensive. The Exchange Act requires that we file annual, quarterly and current reports with respect to our business and financial condition. The Sarbanes-Oxley Act requires that we maintain effective disclosure controls and procedures and internal controls over financial reporting.

We may incur significant costs associated with our public company reporting requirements and costs associated with applicable corporate governance requirements. We expect all of these applicable rules and regulations to significantly increase our legal and financial compliance costs and to make some activities more time consuming and costly. This may divert management’s attention from other business concerns, which could have a material adverse effect on our business, financial condition and results of operations. We also expect that these applicable rules and regulations may make it more difficult and more expensive for us to obtain director and officer liability insurance and we may be required to accept reduced policy limits and coverage or incur substantially higher costs to obtain the same or similar coverage. As a result, it may be more difficult for us to attract and retain qualified individuals to serve on our Board of Directors or as executive officers. We are currently evaluating and monitoring developments with respect to these rules, and we cannot predict or estimate the amount of additional costs we may incur or the timing of such costs.

FAILURE TO ACHIEVE AND MAINTAIN EFFECTIVE INTERNAL CONTROLS IN ACCORDANCE WITH SECTION 404 OF THE SARBANES-OXLEY ACT COULD HAVE A MATERIAL ADVERSE EFFECT ON OUR BUSINESS AND OPERATING RESULTS. IN ADDITION, CURRENT AND POTENTIAL STOCKHOLDERS COULD LOSE CONFIDENCE IN OUR FINANCIAL REPORTING, WHICH COULD HAVE A MATERIAL ADVERSE EFFECT ON OUR STOCK PRICE.

Effective internal controls are necessary for us to provide reliable financial reports and effectively prevent fraud. If we cannot provide reliable financial reports or prevent fraud, our operating results could be harmed. We are required to document and test our internal control procedures in order to satisfy the requirements of Section 404 of the Sarbanes-Oxley Act, which requires annual management assessments of the effectiveness of our internal controls over financial reporting. During the course of our testing, we may identify deficiencies which we may not be able to remediate in time for compliance with the requirements of Section 404. In addition, if we fail to maintain the adequacy of our internal controls, as such standards are modified, supplemented or amended from time to time; we may not be able to ensure that we can conclude on an ongoing basis that we have effective internal controls over financial reporting in accordance with Section 404 of the Sarbanes-Oxley Act. Failure to achieve and maintain an effective internal control environment could also cause investors to lose confidence in our reported financial information, which could have a material adverse effect on our stock price.

7

We cannot provide assurance as to the result of these efforts. We cannot be certain that any measures we take will ensure that we implement and maintain adequate internal controls in the future. Any failure to implement required new or improved controls, or difficulties encountered in their implementation, could harm our operating results or cause us to fail to meet our reporting obligations.

A MORE ACTIVE, LIQUID TRADING MARKET FOR OUR COMMON STOCK MAY NOT DEVELOP, AND THE PRICE OF OUR COMMON STOCK MAY FLUCTUATE SIGNIFICANTLY.

Although our common stock is listed on the NYSE MKT, we cannot assure you that an active public market will develop for our common stock. There has been relatively limited trading volume in the market for our common stock, and a more active, liquid public trading market may not develop or may not be sustained. Limited liquidity in the trading market for our common stock may adversely affect a stockholder's ability to sell its shares of common stock at the time it wishes to sell them or at a price that it considers acceptable. If a more active, liquid public trading market does not develop, we may be limited in our ability to raise capital by selling shares of common stock and our ability to acquire other companies or assets by using shares of our common stock as consideration. In addition, if there is a thin trading market or "float" for our stock, the market price for our common stock may fluctuate significantly more than the stock market as a whole. Without a large float, our common stock would be less liquid than the stock of companies with broader public ownership and, as a result, the trading prices of our common stock may be more volatile. Furthermore, the stock market is subject to significant price and volume fluctuations, and the price of our common stock could fluctuate widely in response to several factors, including:

•	our quarterly or annual operating results;
•	changes in our earnings estimates;
•	investment recommendations by securities analysts following our business or our industry;
•	additions or departures of key personnel;
•	changes in the business, earnings estimates or market perceptions of our competitors;
•	our failure to achieve operating results consistent with securities analysts' projections;
•	changes in industry, general market or economic conditions; and
•	announcements of legislative or regulatory changes.

The stock market has experienced extreme price and volume fluctuations in recent years that have significantly affected the quoted prices of the securities of many companies, including companies in our industry. The changes often appear to occur without regard to specific operating performance. The price of our common stock could fluctuate based upon factors that have little or nothing to do with our company and these fluctuations could materially reduce our stock price.

NO DIVIDENDS ANTICIPATED.

We intend to retain all future earnings for use in the development of our business and do not anticipate paying any cash dividends on our common stock in the near future.

WE MAY NOT BE ABLE TO OBTAIN THE NECESSARY ADDITIONAL FINANCING TO ACHIEVE OUR STRATEGIC GOALS.

There is no guarantee that we will be able to obtain any additional financing that may be required to continue to expand our business. Our continued viability depends on our ability to raise capital. Changes in economic, regulatory or competitive conditions may lead to cost increases. Management may also determine that it is in our best interest to expand more rapidly than currently intended, to expand marketing activities, to develop new or enhance existing services or products, to respond to competitive pressures or to acquire complementary services, businesses or technologies. In any such case or other change of circumstance, additional financing will be necessary. If any additional financing is required, there can be no assurances that we will be able to obtain such additional financing on terms acceptable to us and at times required by us, if at all. In such event, we may be required to materially alter our business plan or curtail all or a part of our expansion plans.

8

WE MAY NOT BE ABLE TO MANAGE EXPECTED GROWTH AND INTERNAL EXPANSION.

We have not yet undergone the significant managerial and internal expansion that we expect will occur, and our inability to manage growth could hurt our results of operations. Expansion of our operations will be required to address anticipated growth of our customer base and market opportunities. Expansion will place a significant strain on our management, operational and financial resources. Currently, we have a limited number of employees. We will need to improve existing procedures and controls as well as implement new transaction processing, operational and financial systems, procedures and controls to expand, train and manage our employee base. Our failure to manage growth effectively could have a damaging effect on our business, results of operations and financial condition.

WE COULD BE HARMED BY IMPROPER DISCLOSURE OR LOSS OF SENSITIVE OR CONFIDENTIAL COMPANY, EMPLOYEE, ASSOCIATE OR CLIENT DATA, INCLUDING PERSONAL DATA.

In connection with the operation of our business, we store, process and transmit a large amount of data, including personnel and payment information, about our employees, clients, associates and candidates, a portion of which is confidential and/or personally sensitive. In doing so, we rely on our own technology and systems, and those of third party vendors we use for a variety of processes. We and our third party vendors have established policies and procedures to help protect the security and privacy of this information. Unauthorized disclosure or loss of sensitive or confidential data may occur through a variety of methods. These include, but are not limited to, systems failure, employee negligence, fraud or misappropriation, or unauthorized access to or through our information systems, whether by our employees or third parties, including a cyberattack by computer programmers, hackers, members of organized crime and/or state-sponsored organizations, who may develop and deploy viruses, worms or other malicious software programs.

Such disclosure, loss or breach could harm our reputation and subject us to government sanctions and liability under our contracts and laws that protect sensitive or personal data and confidential information, resulting in increased costs or loss of revenues. It is possible that security controls over sensitive or confidential data and other practices we and our third party vendors follow may not prevent the improper access to, disclosure of, or loss of such information. The potential risk of security breaches and cyberattacks may increase as we introduce new services and offerings, such as mobile technology. Further, data privacy is subject to frequently changing rules and regulations, which sometimes conflict among the various jurisdictions in which we provide services. Any failure or perceived failure to successfully manage the collection, use, disclosure, or security of personal information or other privacy related matters, or any failure to comply with changing regulatory requirements in this area, could result in legal liability or impairment to our reputation in the marketplace.

WE COULD BE ADVERSELY AFFECTED BY RISKS ASSOCIATED WITH ACQUISITIONS AND JOINT VENTURES.

We intend to expand our business through investments in joint ventures with, or acquisitions of, complementary businesses, technologies, services or products, subject to our business plans and management's ability to identify, acquire and develop suitable investments or acquisition targets in both new and existing service categories. In certain circumstances, acceptable investments or acquisition targets might not be available. Acquisitions involve a number of risks, including: (1) difficulty in integrating the operations, technologies, products and personnel of an acquired business, including consolidating redundant facilities and infrastructure; (2) potential disruption of our ongoing business and the distraction of management from our day-to-day operations; (3) difficulty entering markets in which we have limited or no prior experience and in which competitors have a stronger market position; (4) difficulty maintaining the quality of services that such acquired companies have historically provided; (5) potential legal and financial responsibility for liabilities of acquired businesses; (6) overpayment for the acquired company or assets or failure to achieve anticipated benefits, such as cost savings and revenue enhancements; (7) increased expenses associated with completing an acquisition and amortizing any acquired intangible assets; (8) challenges in implementing uniform standards, accounting policies, customs, controls, procedures and policies throughout an acquired business; (9) failure to retain, motivate and integrate key management and other employees of the acquired business; and (10) loss of customers and a failure to integrate customer bases.

In addition, if we incur indebtedness to finance an acquisition, it may reduce our capacity to borrow additional amounts and require us to dedicate a greater percentage of our cash flow from operations to payments on our debt, thereby reducing the cash resources available to us to fund capital expenditures, pursue other acquisitions or investments in new business initiatives and meet general corporate and working capital needs. This increased indebtedness may also limit our flexibility in planning for, and reacting to, changes in or challenges relating to our business and industry.

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The use of our common stock or other securities (including those convertible into or exchangeable or exercisable for our common stock) to finance any such acquisition may also result in dilution of our existing shareholders.

The potential risks associated with future acquisitions could disrupt our ongoing business, result in the loss of key customers or personnel, increase expenses and otherwise have a material adverse effect on our business, results of operations and financial condition.

WE FACE SIGNIFICANT EMPLOYMENT-RELATED LEGAL RISK.

We employ people internally and in the workplaces of other businesses. Many of these individuals have access to client information systems and confidential information. An inherent risk of such activity includes possible claims of errors and omissions; intentional misconduct; release, misuse or misappropriation of client intellectual property, confidential information, funds, or other property; cyber security breaches affecting our clients and/or us; discrimination and harassment claims; employment of illegal aliens; criminal activity; torts; or other claims. Such claims may result in negative publicity, injunctive relief, criminal investigations and/or charges, civil litigation, payment by us of monetary damages or fines, or other material adverse effects on our business.

Item 1B. Unresolved Staff Comments.

Not applicable.

Item 2. Properties.

The Company’s policy is to lease commercial office space for all of its offices. The Company’s headquarters are located in a building near Chicago, Illinois. The Company leases approximately 5,000 square feet of space at that location under a lease that will expire in 2018.

The Company’s staffing offices are located in downtown and suburban business centers in the following ten states: Arizona, California, Colorado, Florida, Georgia, Illinois, Indiana, Massachusetts, Ohio, and Texas. Established offices are operated from leased space ranging from 800 to 7,500 square feet, generally for initial lease periods of one to five years, with cancellation clauses after certain periods of occupancy in some cases. Management believes that existing facilities are adequate for the Company’s current needs and that its leasing strategies provide the Company with sufficient flexibility to open or close offices to accommodate business needs.

Item 3. Legal Proceedings.

As of September 30, 2016, the Company was not a party to any material legal proceedings.

Item 4. Mine Safety Disclosures.

Not applicable.

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PART II

Item 5. Market for Registrant’s Common Equity, Related Stockholder Matters and Issuer Purchases of Equity Securities.

Market Information

The Company’s common stock is listed on the NYSE MKT and is traded under the symbol “JOB.” The following table sets forth the quarterly high and low sales prices per share of the Company’s common stock on the consolidated market for each quarter within the last two fiscal years.

	Fourth Quarter	Third Quarter	Second Quarter	First Quarter
Fiscal 2016:
High	$6.89	$4.60	$5.99	$7.70
Low	3.61	3.71	3.56	4.00

Fiscal 2015:
High	$9.80	$12.00	$17.40	$18.70
Low	3.60	7.10	5.80	1.20

Holders of Record

There were approximately 625 holders of record of the Company’s common stock on December 21, 2016.

Dividends

No dividends were declared or paid during the years ended September 30, 2016 and September 30, 2015. We do not anticipate paying any cash dividends for the foreseeable future.

During the years ended September 30, 2016 and 2015, no equity securities of the Company were repurchased by the Company.

Securities Authorized for Issuance under Equity Compensation Plans

As of September 30, 2016, there were stock options outstanding under the Company’s 1995 Stock Option Plan, Second Amended and Restated 1997 Stock Option Plan, 1999 Stock Option Plan and the 2011 Company Incentive Plan. All four plans were approved by the shareholders. The 1995 Stock Option Plan and the 1999 Stock Option Plan have expired, and no further options may be granted under those plans. During fiscal 2009, the Second Amended and Restated 1997 Stock Option Plan was amended to make an additional 59,200 options available for granting and as of September 30, 2013, there were no shares available for issuance under the Amended and Restated 1997 Stock Option Plan. As of September 30, 2016, there were shares available for issuance under the 2011 Company Incentive Plan, however management does not anticipate issuing any shares under this plan. The plans granted specified numbers of options to non-employee directors, and they authorized the Compensation Committee of the Board of Directors to grant either incentive or non-statutory stock options to employees. Vesting periods are established by the Compensation Committee at the time of grant. All stock options outstanding as of September 30, 2016 and September 30, 2015 were non-statutory stock options, had exercise prices equal to the market price on the date of grant, and had expiration dates ten years from the date of grant.

On July 23, 2013, the Board of Directors approved the Company’s 2013 Incentive Stock Plan (the “2013 Plan”), and resolved to cease issuing securities under all prior Company equity compensation plans. The 2013 Plan was approved by the Company’s shareholders at the Annual Meeting of Stockholders on September 9, 2013. The purpose of the 2013 Plan is to provide additional incentives to select persons who can make, are making, and continue to make substantial contributions to the growth and success of the Company, to attract and retain the employment and services of such persons, and to encourage and reward such contributions, by providing these individuals with an opportunity to acquire or increase stock ownership in the Company through either the grant of options or restricted stock. The 2013 Plan is administered by the Compensation Committee or such other committee as is appointed by the Board of Directors pursuant to the 2013 Plan (the “Committee”). The Committee has full authority to administer and interpret the provisions of the 2013 Plan including, but not limited to, the authority to make all determinations with regard to the terms and conditions of an award made under the 2013 Plan. The maximum number of shares that may be granted under the 2013 Plan is 1,000,000. This number is subject to adjustment to reflect changes in the capital structure or organization of the Company.

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(number of shares in thousands)

Plan category	Number of securities to be issued upon exercise of outstanding options, warrants and rights	Weighted-average exercise price of outstanding options, warrants and rights	Number of securities remaining available for future issuance under equity compensation plans (excluding securities reflected in first column)

Equity compensation plans approved by security holders	568	$5.09	470	(1)

Equity compensation plans not approved by security holders	—	—	—

Total	568	$5.09	470	(1)

(1) Includes only the number of securities that could be issuable under the 2013 Plan.

Item 6. Selected Financial Data.

Not applicable.

Item 7. Management’s Discussion and Analysis of Financial Condition and Results of Operations.

You should read the following discussion in conjunction with our consolidated financial statements and related notes included elsewhere in this report. Management’s discussion and analysis contains forward-looking statements that are provided to assist in the understanding of anticipated future performance. However, future performance involves risks and uncertainties which may cause actual results to differ materially from those expressed in the forward-looking statements. See “Forward-Looking Statements”.

Overview

We specialize in the placement of information technology, engineering, and accounting professionals for direct hire and contract staffing for our clients, and provide temporary staffing services for our light industrial clients. As a result of our acquisition of Scribe Solutions in April 2015, we now also offer data entry assistants (medical scribes) who specialize in electronic medical records (EMR) services for emergency departments, specialty physician practices and clinics. There is currently a growing need for medical scribes due to the rise in EMR being utilized for billing and documentation of health care services and the meaningful use requirements that are part of the Affordable Care Act. The acquisitions of Agile Resources, Inc. a Georgia Corporation ("Agile"), Access Data Consulting Corporation, a Colorado corporation ("Access") and Paladin Consulting Inc., a Texas corporation ("Paladin") expanded our geographical footprint within the placement and contract staffing of information technology.

Our staffing services are provided through a network of twenty branch offices located in downtown or suburban areas of major U.S. cities in ten states. We have one office located in each of Arizona, Colorado, Georgia, Indiana, Illinois and Massachusetts, two offices in each of California, and Texas, three offices in Florida and seven offices in Ohio.

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Management has implemented a strategy which included cost reduction efforts as well as identifying strategic acquisitions, financed primarily through the issuance of equity and debt, to improve the overall profitability and cash flows of the Company. We believe our current segments complement one another and position us for future growth.

Results of Operations

Net Revenues

Consolidated net revenues are comprised of the following:

	Year Ended September 30,
(In Thousands)	2016	2015

Industrial contract services	$21,916	$26,499
Professional contract services	54,249	10,223
Direct hire placement services	6,909	6,665

Consolidated net revenues	$83,074	$43,387

Consolidated net revenues increased approximately $39,687,000 or 91% compared with the same period last year. The Company acquired Scribe as of April 1, 2015, Agile as of July 31, 2015, Access as of October 4, 2015, and Paladin as of January 1, 2016, which increased the professional contract services by approximately $3,915,000, $10,725,000, $19,015,000 and $14,461,000, respectively. The Acquisition of Agile, Access and Paladin increased direct hire placement service revenue by approximately $841,000, $196,000, and $236,000, respectively for the year ended September 30, 2016. With the July 2015 capital raise and addition of executive management, the Company has stabilized its sales force and is investing in revenue growth. Industrial contract services were down due to the loss of a client, subsequent to the period ended March 31, 2015, with annual revenues of approximately two million dollars and due to certain non-profitable business that management eliminated. Management continues to take action to increase the number of experienced sales agents and recruiters to increase sales.

Cost of Contract Services

Consolidated cost of contract services are comprised of the following:

	Year Ended September 30,
(In Thousands)	2016	2015

Industrial contract services	$19,037	$23,234
Professional contract services	40,408	7,000

Consolidated cost of contract services	$59,445	$30,234

Cost of services includes wages and related payroll taxes and employee benefits of the Company’s employees while they work on contract assignments. Cost of contract services for the year ended September 30, 2016, increased by approximately 97% to approximately $59 million compared with the prior year of approximately $30 million. Cost of contract services, as a percentage of contract revenue, for the year ended September 30, 2016, increased by approximately 2% to 72% compared to 70% in the prior year. The change in the contract revenue gross margin is related to several factors, including the addition of lower gross margin from the Paladin acquisition as of January 1, 2016, offset by higher professional service contract revenue due to acquisitions and the overall decrease in our workers' compensation rates for the state of Ohio.

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Gross Profit percentage by segment:

Gross Profit Margin %	Year Ended September 30, 2016	Year Ended September 30, 2015
Direct hire placement services	100%	100%
Industrial contract services	13.1%	12.3%
Professional contract services	25.5%	31.5%
Combined Gross Profit Margin % (1)	28.4%	30.3%

(1) Includes gross profit from direct hire placements, which all associated costs are recorded as selling, general and administrative expenses.

Selling, General and Administrative Expenses

Selling, general and administrative expenses include the following categories:

•	Compensation and benefits in the operating divisions, which includes salaries, wages and commissions earned by the Company’s employment consultants and branch managers on permanent and temporary placements.

•	Administrative compensation, which includes salaries, wages, payroll taxes and employee benefits associated with general management and the operation of the finance, legal, human resources and information technology functions.

•	Occupancy costs, which includes office rent, depreciation and amortization, and other office operating expenses.

•	Recruitment advertising, which includes the cost of identifying job applicants.

•	Other selling, general and administrative expenses, which includes travel, bad debt expense, fees for outside professional services and other corporate-level expenses such as business insurance and taxes.

The Company's largest selling, general and administrative expense is for compensation in the operating divisions. Most of the Company's sales agents and recruiters are paid on a commission basis and receive advances against future commissions. When commissions are earned, prior advances are applied against them and the sales agent or recruiter is paid the net amount. The Company recognizes the full amount as commission expense, and advance expense is reduced by the amount recovered. Thus, the Company's advance expense represents the net amount of advances paid, less amounts applied against commissions, plus commission accruals for billed but uncollected revenue.

Selling, general and administrative expenses for the year ended September 30, 2016, increased by approximately $6.1 million to approximately $19.9 million as compared to the prior year of approximately $13.8 million. The increase was primarily related to the general selling, general and administrative expenses of Agile, Access and Paladin following their acquisitions by the Company.

Acquisition, Integration and Restructuring Charges

Acquisition, integration and restructuring charges, legal expenses, travel expenses, finder's fees, severance agreements and other expenses that the Company has expensed as incurred and related to various transactions the Company has or expects to execute. The Company expects to have these expenses each quarter while we continue our growth strategy, however these expenses would not necessarily be incurred by the Company on a recurring basis in normal operations, without acquisitions.

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The acquisition, integration and restructuring charges for the year ended September 30, 2016, increased approximately $329,000 or 88% compared with the prior year as the Company continues to evaluate potential acquisitions and perform due diligence, and complete the acquisitions of Paladin and Access during the year.

Depreciation Expense

Depreciation expense for the year ended September 30, 2016, increased $155,000, or 88% compared with the prior year, primarily as a result of the acquisitions and the depreciation of their property and equipment.

Amortization Expense

Amortization expense for the year ended September 30, 2016, increased $1,088,000, or 243% compared with the prior year, primarily as a result of the acquisitions and the related amortization of their identified intangible assets.

Change in Derivative Liability

Change in derivative liability for the year ended September 30, 2016, decreased to $0, compared with the prior year as a result of the Brio loan being fully converted to stock in the prior year.

Change in Contingent Consideration

At the time the Company makes an acquisition, the Company estimates contingent consideration, such as earn-outs or other guarantees that could affect the purchase price when the contingency is resolved. Contingent consideration is evaluated by management each quarter or when the contingency is resolved. The change in contingent consideration with respect to the Company's acquisitions was approximately $1,581,000 during the year ended September 30, 2016. The change was related to an $1,956,000 gain recognized from the reduction in Access contingent consideration as a result of a decrease in expected EBITDA, offset by a $375,000 loss recognized for the increase in Paladin expected contingent consideration as a result of an increase in their expected EBITDA.

Loss on Extinguishment of Debt

Loss on the extinguishment of debt for the year ended September 30, 2016, decreased to $0, compared with the prior year as the debt was converted during the prior year.

Interest Expense

Interest expense for the year ended September 30, 2016, increased $1,058,000, or 194% compared with the prior year primarily as a result of a new lender, the interest expense for acquisition payments and higher average borrowings during fiscal year 2016.

Liquidity and Capital Resources

The following table sets forth certain consolidated statements of cash flows data (in thousands):

	For the year ended September 30, 2016	For the year ended September 30, 2015
Cash flows provided by (used in) operating activities	$723	$(650)
Cash flows used in investing activities	$(9,515)	$(2,762)
Cash flows provided by financing activities	$5,388	$9,176

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As of September 30, 2016, the Company had cash of approximately $2,528,000, which was a decrease of approximately $3,404,000 from approximately $5,932,000 at September 30, 2015. Negative working capital at September 30, 2016 was approximately $(597,000), as compared to working capital of approximately $5,636,000 for September 30, 2015. The cash has been used primarily in the acquisitions of several entities. The Company’s current ratio was approximately 96%, a decrease of approximately 80% from the prior year. Shareholders’ equity as of September 30, 2016, was approximately $24,533,000 which represented approximately 53% of total assets. At the Company's option, approximately $500,000 of its current liabilities related to the acquisitions can be paid in stock at market price, instead of cash. The net income for the year ended September 30, 2016, was approximately $1,173,000.

Net cash provided by (used in) operating activities for the years ended September 30, 2016 and 2015 was approximately $723,000 and $(650,000), respectively. The fluctuation is due to the significant increase in accounts payable and offset by the reduction of accrued compensation and other current items. In addition to non-cash related expense for depreciation, amortization and stock compensation.

Net cash used in investing activities for the years ended September 30, 2016 and 2015 was ($9,515,000) and ($2,762,000) respectively. The primary use of cash was for the acquisitions of Access and Paladin during the year ended September 30, 2016.

Net cash flow provided by financing activities for the years ended September 30, 2016 and 2015 was approximately $5,388,000 and $9,176,000, respectively. Fluctuations in financing activities are attributable to the level of net borrowings and the proceeds of the subordinated debt.

All of the Company’s office facilities are leased. As of September 30, 2016, future minimum lease payments under non-cancelable lease commitments having initial terms in excess of one year, including closed offices, totaled approximately $2,326,000.

On September 27, 2013, the Company ("Borrower") entered into agreements with ACF FINCO I LP (successor-in-interest to Keltic Financial Partners II, LP) ("ACF") ("Lender"), that provides the Company with long term financing through a six million dollar ($6,000,000) secured revolving note (the "Note"). The Note has a term of three years and has no amortization prior to maturity. The interest rate for the Note is a fluctuating rate that, when annualized, is equal to the greatest of (A) the Prime Rate plus three and one quarter percent (3.25%), (B) the LIBOR Rate plus six and one quarter percent (6.25%), and (C) six and one half percent (6.50%), with the interest paid on a monthly basis. Loan advances pursuant to the Note are based on the accounts receivable balance and other assets. The Company incurred certain cash expense and commitment fees related to obtaining the agreement of approximately $170,000, which has been paid. The Note is secured by all of the Company's property and assets, whether real or personal, tangible or intangible, and whether now owned or hereafter acquired, or in which it now has or at any time in the future may acquire any right, title or interests. On January 1, 2016, the Company entered into an eighth Amendment and Waiver to the Loan and Security Agreement with ACF to increase the maximum amount of revolving credit under the Amended Credit Agreement from $6,000,000 to $10,000,000. On September 27, 2016, the Company entered into a ninth Amendment and Waiver to the Loan and Security Agreement with ACF. Pursuant to the Amendment, the Lender agreed (i) to decrease the annual Facility Fee (as defined in the Credit Agreement) payable by Borrower on the total Revolving Credit Limit (as defined in the Credit Agreement) to 0.75% , (ii) to allow the Borrower to make certain prepayments of amounts owed under the Amended Credit Agreement and the other loan documents on or prior to September 27, 2018, (iii) to amend the provision regarding liquidated damages payable by Borrower in the event of any early termination of the revolving credit line under the Amended Credit Agreement such that Borrower shall pay liquidated damages to Lender in an amount equal to the Revolving Credit Limit multiplied by (X) two percent (2.00%) if such prepayment, repayment, demand or acceleration occurs prior to September 28, 2017, and (Y) one percent (1.00%) if such prepayment, repayment, demand or acceleration occurs on or after September 28, 2017, (iv) to change the minimum EBITDA (as defined in the Amended Credit Agreement) thresholds required to be maintained by the Company as outlined below (v) to extend the Revolving Credit Termination Date to the earliest to occur of (a) September 27, 2018, (b) the date Lender terminates the Revolving Credit pursuant to the terms of the Amended Credit Agreement, and (c) the date on which repayment of the Revolving Credit, or any portion thereof, becomes immediately due and payable pursuant to the terms of the Amended Credit Agreement, (vi) to amend the definition of EBITDA and (vii) to change the Revolving Credit Rate to a fluctuating rate that, when annualized, is equal to the greatest of (A) the Prime Rate plus one and one half percent (1.50%), (B) the LIBOR Rate plus four and one half percent (4.50%), and (C) four and three quarters percent (4.75%). At September 30, 2016 and 2015 the interest rate was 4.75% and 6.5%, respectively.

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The Company has entered into other Amendments with ACF that did not materially change the terms of the Note. As of the date of this report, the Company was in compliance with all such covenants or had received waivers related thereto. The Company has several administrative covenants and the following financial covenant:

The Company must maintain the following EBITDA:

(a) The twelve (12) consecutive calendar month period ending on September 30, 2016, to be less than Three Million Two Hundred Forty One Thousand and 00/100 Dollars ($3,241,000);

(b) The twelve (12) consecutive calendar month period ending on December 31, 2016, to be less than Three Million Eight Hundred Thousand and 00/100 Dollars ($3,800,000);

(c) The twelve (12) consecutive calendar month period ending on March 31, 2017, to be less than Four Million Two Hundred Thousand and 00/100 Dollars ($4,200,000);

(d) The twelve (12) consecutive calendar month period ending on June 30, 2017, to be less than Four Million Six Hundred Thousand and 00/100 Dollars ($4,600,000);

(e) The twelve (12) consecutive calendar month period ending on September 30, 2017, to be less than Five Million and 00/100 Dollars ($5,000,000); and

(f) For any period commencing on or after October 1, 2017, no less than such amounts as are established by Lender for such period based on the annual financial projections including such period delivered by Borrower. Borrower acknowledges and agrees that the above EBITDA covenant levels, and Lender’s adjustment in accordance with the preceding sentence, have been established by Lender based on Borrower’s operations as conducted on September 1, 2016, and that any material change to such operations, whether by Strategic Acquisition or otherwise, will necessitate an adjustment by Lender of the above EBITDA covenant levels, and that Lender will make such adjustments in Lender’s permitted discretion.

As of September 30, 2016, the Company was in compliance with the EBITDA covenant and all other administrative covenants. At September 30, 2016, there was approximately $1,250,000 available on the line of credit. The interest expense related to the lines of credit for the years ended September 30, 2016 and 2015 approximated $723,000 and $347,000, respectively.

The Company believes that the borrowing availability under the ACF facility will be adequate to fund the working capital needs. In recent years, the Company has incurred significant losses and negative cash flows from operations. Management has implemented a strategy which included cost reduction efforts as well as identifying strategic acquisitions, financed primarily through the issuance of equity and debt, to improve the overall profitability and cash flows of the Company. In addition, as discussed above, the Company entered into the ACF facility to provide working capital financing.

On January 8, 2015, the Company completed a securities offering with 18 individuals who collectively have purchased a total of 200,000 shares of Preferred Stock (“Series A Preferred Stock”) from the Company for a total purchase price of $2,000,000. Each share of Series A Preferred stock was initially convertible, at the election of the holder, into 50 shares of the Company’s common stock. The Company netted approximately $1,960,000, with approximately $1,000,000 to be used as working capital and the remaining $960,000 for marketing, acquisitions, expansion and to further the operations of the Company. All shares of Series A Preferred Stock issued to the aforementioned individuals were converted into common stock prior to September 30, 2015.

On July 22, 2015, the Company entered into an underwriting agreement (the "Underwriting Agreement") with Roth Capital Partners, LLC (the "Representative"), as the representative of the several underwriters identified therein (collectively, the "Underwriters"), pursuant to which the Company agreed to offer and sell up to 1,120,000 shares of the Company's common stock, no par value (the "Common Stock"), at a price of $7.00 per share. Under the terms of the Underwriting Agreement, the Company granted the Representative an option, exercisable for 30 days, to purchase up to an additional 168,000 shares of Common Stock to cover over-allotments, if any.

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The Company received net proceeds from this offering and the overallotment, after deducting underwriting discounts and commissions and offering expenses payable by the Company of approximately $7.8 million and issued 1,246,000 common shares, this includes the Underwriters exercise of the over-allotment option.

The Company also issued warrants (the "Underwriter's Warrant") to the Underwriters to purchase up to a total of 124,600 shares of Common Stock, at a price of $8.30 per common share and are exercisable for five years. The Underwriter's Warrant has a seven-year piggyback registration right with respect to shares of common stock underlying the Underwriter's Warrant from the date of the Underwriting Agreement.

On October 2, 2015, the Company issued and sold a subordinated note in the aggregate principal amount of $4,185,000 (the “Subordinated Note”) to JAX Legacy – Investment 1, LLC (the “Investor”) pursuant to a Subscription Agreement dated October 2, 2015 between the Company and the Investor (the “Subscription Agreement”). The Subordinated Note is due on October 2, 2018 (the “Maturity Date”). Interest on the Subordinated Note is payable as follows: (i) 10% interest per annum on the outstanding principal balance of the Subordinated Note shall be payable quarterly in arrears, in cash, on each December 30th, March 30th, June 30th, and September 30th, until the Maturity Date and (ii) 4% interest per annum until the Maturity Date on the original principal balance of the Subordinated Note ($502,200), was paid in advance on the issuance date of the Subordinated Note through the issuance to the Investor of 91,309 shares of the Company’s common stock (the “Interest Shares”). The Company may prepay the principal and interest under the Subordinated Note at any time, without penalty, provided, however, the Interest Shares shall be deemed paid in full and earned upon the issuance of the Subordinated Note. The Subordinated Note is subordinated in payment to the obligations of the Company to ACF FINCO I LLP pursuant to the terms and provisions of a Subordination and Inter-creditor Agreement dated October 2, 2015 between, ACF FINCO I LLP and the Investor. In connection with the issuance of the Subordinated Note the Company and the Investor entered into a Registration Rights Agreement dated October 2, 2015 (the “Registration Rights Agreement”) whereby the Company granted to the Investor certain piggyback registration rights with respect to the shares of Company common stock issued or issuable as interest payments under the Subordinated Note, and any shares of Company common stock issued as a dividend or other distribution with respect to, or in exchange for or in replacement of, shares of common stock of the Company issued or issuable as interest payments under the Subordinated Note.

On October 4, 2015, the Company issued to the former owners of Access Data Consulting Corporation a Promissory Note in the principal amount of $3,000,000. Interest on the outstanding principal balance of the Promissory Note is payable at the rate of 5.5% per annum. The principal and interest amount of the Promissory Note is payable as follows: (i) for the first twelve months commencing on November 4, 2015 and ending on October 4, 2016, a monthly payment of $57,000 in principal and interest, (ii) on October 4, 2016 a balloon payment of principal of $1,000,000, (iii) for the next twelve months commencing on November 4, 2016 and ending on October 4, 2017, a monthly payment of $28,000 in principal and interest, (iv) on October 4, 2017 a balloon payment of principal of $1,202,000 and (v) on October 4, 2017 any and all amounts of previously unpaid principal and accrued interest. The Promissory Note is subordinated in payment to the obligations of the Company to ACF FINCO I LLP pursuant to the terms and provisions of a Subordination and Intercreditor Agreement dated October 5, 2015 between ACF FINCO I LLP and the former owners. The Company is current on all payments of this loan.

In recent years, the Company has incurred significant losses and negative cash flows from operations. Management has implemented a strategy which included cost reduction efforts as well as identifying strategic acquisitions, financed primarily through the issuance of common stock, to improve the overall profitability and cash flows of the Company. Management believes with current cash flow from operations, the equity offerings, issued debt and the availability under the ACF facility, the Company will have sufficient liquidity for the next 12 months.

Off-Balance Sheet Arrangements

As of September 30, 2016 and 2015, and during the two years then ended, there were no transactions, agreements or other contractual arrangements to which an unconsolidated entity was a party, under which the Company (a) had any direct or contingent obligation under a guarantee contract, derivative instrument or variable interest in the unconsolidated entity, or (b) had a retained or contingent interest in assets transferred to the unconsolidated entity.

Critical Accounting Policies

The consolidated financial statements are prepared in conformity with accounting principles generally accepted in the United States of America and the rules of the United States Securities and Exchange Commission.

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The following accounting policies are considered by management to be “critical” because of the judgments and uncertainties involved, and because different amounts would be reported under different conditions or using different assumptions.

Estimates and Assumptions

Management makes estimates and assumptions that can affect the amounts of assets and liabilities reported as of the date of the consolidated financial statements, as well as the amounts of reported revenues and expenses during the periods presented. Those estimates and assumptions typically involve expectations about events to occur subsequent to the balance sheet date, and it is possible that actual results could ultimately differ from the estimates. If differences were to occur in a subsequent period, the Company would recognize those differences when they became known. Significant matters requiring the use of estimates and assumptions include, but may not be limited to, deferred income tax valuation allowances, accounts receivable allowances, accounting for acquisitions, accounting for derivative liabilities and evaluation of impairment. Management believes that its estimates and assumptions are reasonable, based on information that is available at the time they are made.

Revenue Recognition

Direct hire placement service revenues are recognized when applicants accept offers of employment, less a provision for estimated losses due to applicants not remaining employed for the Company’s guarantee period. Contract staffing service revenues are recognized when services are rendered.

Falloffs and refunds during the period are reflected in the consolidated statements of operations as a reduction of placement service revenues and were approximately $470,000 in fiscal 2016 and $904,000 in fiscal 2015. Expected future falloffs and refunds are reflected in the consolidated balance sheet as a reduction of accounts receivable and were approximately $60,000 and $86,000 as of September 30, 2016 and September 30, 2015, respectively.

Cost of Contract Staffing Services

The cost of contract services includes the wages and the related payroll taxes and employee benefits of the Company’s employees while they work on contract assignments.

Income Taxes

We record a provision for income taxes for the anticipated tax consequences of the reported results of operations using the asset and liability method. Under this method, we recognize deferred tax assets and liabilities for the expected future tax consequences of temporary differences between the financial reporting and tax basis of assets and liabilities, as well as for operating loss and tax credit carryforwards. Deferred tax assets and liabilities are measured using the tax rates that are expected to apply to taxable income for the years in which those tax assets and liabilities are expected to be realized or settled. We record a valuation allowance to reduce our deferred tax assets to the net amount that we believe is more likely than not to be realized.

Due to the private sale of shares of common stock to LEED HR during fiscal 2012 and the resulting change in control, the Company may be limited by Section 382 of the Internal Revenue Code as to the amount of net operating losses that may be used in future years.

Due to the issuance of convertible preferred shares related to the Scribe acquisition, the Company may be limited by Section 382 of the Internal Revenue Code as to the amount of net operating losses that may be used in future years.

We recognize tax benefits from uncertain tax positions only if we believe that it is more likely than not that the tax position will be sustained on examination by the taxing authorities based on the technical merits of the position. Although we believe that we have adequately reserved for our uncertain tax positions, we can provide no assurance that the final tax outcome of these matters will not be materially different. We make adjustments to these reserves when facts and circumstances change, such as the closing of a tax audit or the refinement of an estimate. To the extent that the final tax outcome of these matters is different than the amounts recorded, such differences will affect the provision for income taxes in the period in which such determination is made and could have a material impact on our financial condition and operating results.

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Accounts Receivable

The Company extends credit to its various customers based on evaluation of the customer’s financial condition and ability to pay the Company in accordance with the payment terms. An allowance for placement fall-offs is recorded, as a reduction of revenues, for estimated losses due to applicants not remaining employed for the Company’s guarantee period. An allowance for doubtful accounts is recorded, as a charge to bad debt expense, where collection is considered to be doubtful due to credit issues. These allowances together reflect management’s estimate of the potential losses inherent in the accounts receivable balances, based on historical loss statistics and known factors impacting its customers. The nature of the contract service business, where companies are dependent on employees for the production cycle allows for a small accounts receivable allowance. Based on management’s review of accounts receivable, an allowance for doubtful accounts of approximately $191,000 and $524,000 is considered necessary as of September 30, 2016, and September 30, 2015, respectively. The Company charges uncollectible accounts against the allowance once the invoices are deemed unlikely to be collectible.

Goodwill

Goodwill represents the excess of cost over the fair value of the net assets acquired in the various acquisitions. The Company assesses goodwill for impairment at least annually. Testing Goodwill for impairment, which allows the Company to first assess qualitative factors to determine whether the existence of events or circumstances leads to a determination that it is more likely than not that the fair value of a reporting unit is less than its carrying amount. If the entity determines that this threshold is not met, then performing the two-step impairment test is unnecessary. An impairment loss would be recognized to the extent the carrying value of goodwill exceeds its implied fair value.

Fair Value Measurement

The Company follows the provisions of the accounting standard which defines fair value, establishes a framework for measuring fair value and enhances fair value measurement disclosure. Under these provisions, fair value is defined as the price that would be received to sell an asset or paid to transfer a liability (i.e., the “exit price”) in an orderly transaction between market participants at the measurement date.

The standard establishes a hierarchy for inputs used in measuring fair value that maximizes the use of observable inputs and minimizes the use on unobservable inputs by requiring that the most observable inputs be used when available. Observable inputs are inputs that market participants would use in pricing the asset or liability developed based on market data obtained from sources independent of the Company. Unobservable inputs are inputs that reflect the Company’s assumptions about the assumptions market participants would use in pricing the asset or liability developed based on the best information available in the circumstances. The hierarchy is described below:

Level 1: Quoted prices (unadjusted) in active markets that are accessible at the measurement date for assets or liabilities. The fair value hierarchy gives the highest priority to Level 1 inputs.

Level 2: Observable prices that are based on inputs not quoted on active markets, but corroborated by market data.

Level 3: Unobservable inputs are used when little or no market data is available. The fair value hierarchy gives the lowest priority to Level 3 inputs.

The fair value of the Company’s current assets and current liabilities approximate their carrying values due to their short term nature. The carrying value of the Company’s long-term liabilities represents their fair value based on level 3 inputs, as discussed in Note 7. The Company’s goodwill and other intangible assets are measured at fair value on a non-recurring basis using level 3 inputs, as discussed in Note 4.

Intangible Assets

Customer lists, non-compete agreements, customer relationships, management agreements and trade names were recorded at their estimated fair value at the date of acquisition and are amortized over their estimated useful lives ranging from two to ten years using both accelerated and straight-line methods.

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Impairment of Long-lived Assets

The Company records an impairment of long-lived assets used in operations, other than goodwill, when events or circumstances indicate that the asset might be impaired and the estimated undiscounted cash flows to be generated by those assets over their remaining lives are less than the carrying amount of those items. The net carrying value of assets not recoverable is reduced to fair value, which is typically calculated using the undiscounted cash flow method. The Company did not record any impairment during the years ended September 30, 2016 and 2015.

Stock-Based Compensation

The Company accounts for stock-based awards to employees in accordance with applicable accounting principles, which requires compensation expense related to share-based transactions, including employee stock options, to be measured and recognized in the financial statements based on a determination of the fair value of the stock options. The grant date fair value is determined using the Black-Scholes-Merton ("Black-Scholes") pricing model. For all employee stock options, we recognize expense over the requisite service period on an accelerated basis over the employee's requisite service period (generally the vesting period of the equity grant). The Company's option pricing model requires the input of highly subjective assumptions, including the expected stock price volatility, expected term, and forfeiture rate. Any changes in these highly subjective assumptions significantly impact stock-based compensation expense.

Options awarded to purchase shares of common stock issued to non-employees in exchange for services are accounted for as variable awards in accordance with applicable accounting principles. Such options are valued using the Black-Scholes option pricing model.

See Note 9 for the assumptions used to calculate the fair value of stock-based employee and non-employee compensation. Upon the exercise of options, it is the Company's policy to issue new shares rather than utilizing treasury shares.

Segment Data

The Company has two operating business segments a) Contract staffing services, and b) Direct hire placement. These operating segments were determined based primarily on how the chief operating decision maker views and evaluates our operations. Operating results are regularly reviewed by the chief operating decision maker to make decisions about resources to be allocated to the segment and to assess its performance. Other factors, including type of business, type of employee, length of employment and revenue recognition are considered in determining these operating segments.

Recent Accounting Pronouncements

In September 2015, the FASB issued ASU 2015-16 - Business Combinations, which requires adjustments to provisional amounts recorded in business combinations to be recognized in the reporting period in which they are identified either separately on the face of the income statement or in the notes to the financial statements. ASU 2015-16 is effective for annual reporting periods beginning after December 15, 2015 and any interim periods within that period, and early adoption is permitted. We are currently evaluating ASU 2015-16 to determine if this guidance will have a material impact on our financial position, results of operations or cash flows.

In May 2014, the FASB issued authoritative guidance that provides companies with a single model for use in accounting for revenue arising from contracts with customers and supersedes current revenue recognition guidance, including industry-specific revenue guidance. The new guidance requires a company to recognize revenue to depict the transfer of goods or services to a customer at an amount that reflects the consideration it expects to receive in exchange for those goods or services. It also requires additional disclosure about the nature, amount, timing and uncertainty of revenue and cash flows arising from customer contracts, including significant judgments and changes in judgments and assets recognized from costs incurred to obtain or fulfill a contract. The guidance permits companies to either apply the requirements retrospectively to all prior periods presented, or apply the requirements in the year of adoption, through a cumulative adjustment. The amended guidance also requires additional quantitative and qualitative disclosures. In March 2016, amended guidance was issued to clarify implementation guidance on principal versus agent consideration. In April 2016 an amendment provided clarifications on determining whether a promised license provides a customer with a right to use or a right to access an entity’s intellectual property. In May 2016 an amendment provided narrow scope improvements and practical expedients to reduce the potential diversity, cost and complexity of applying new revenue standard. These amendments, as well as the original guidance, are all effective for annual and interim periods beginning after December 15, 2017. The new standard will be effective for the Company beginning January 1, 2018 and the Company intends to implement the standard with the modified retrospective approach, which recognizes the cumulative effect of application recognized on that date. The Company is in the process of evaluating the impact of adoption of this guidance on its financial statements.

21

In November 2015, the FASB issued authoritative guidance which changes how deferred taxes are classified on a company's balance sheet. The new guidance eliminates the current requirement for companies to present deferred tax liabilities and assets as current and noncurrent in a classified balance sheet. Instead, companies will be required to classify all deferred tax assets and liabilities as noncurrent. The new guidance is effective for annual reporting periods beginning after December 15, 2016. Early adoption is permitted for all entities as of the beginning of an interim or annual reporting period. The guidance may be applied either prospectively, for all deferred tax assets and liabilities, or retrospectively (i.e., by reclassifying the comparative balance sheet). If applied prospectively, entities are required to include a statement that prior periods were not retrospectively adjusted. If applied retrospectively, entities are also required to include quantitative information about the effects of the change on prior periods. Except for balance sheet classification requirements related to deferred tax assets and liabilities, the Company does not expect this guidance to have an effect on its financial statements. The Company is in the process of evaluating the impact of adoption of this guidance on its financial statements.

In March 2016, the Financial Accounting Standards Board ("FASB") issued Accounting Standards Update ("ASU") 2016-09, Improvements to Employee Share-Based Payment Accounting ("ASU 2016-09"). ASU 2016-09 simplifies several aspects of the accounting for share-based payment transactions, including the income tax consequences, classification of awards as either equity or liabilities and classification on the statement of cash flows. This ASU is effective for fiscal years, and interim periods within those years, beginning after December 15, 2016. Early adoption is permitted. The Company is currently assessing the potential impact of adopting ASU 2016-09 on its financial statements and related disclosures.

In February 2016, the FASB issued authoritative guidance which changes financial reporting as it relates to leasing transactions. Under the new guidance, lessees will be required to recognize a lease liability, measured on a discounted basis; and a right-of-use asset, for the lease term. The new guidance is effective for annual and interim periods beginning after December 15, 2018. Early application is permitted for all entities upon issuance. Lessees and lessors must apply a modified retrospective transition approach for leases existing at, or entered into after, the beginning of the earliest comparative period presented in the financial statements. The Company is in the process of evaluating the impact of adoption of this guidance on its financial statements.

In August 2016, the FASB issued authoritative guidance designed to address diversity in how certain cash receipts and cash payments are presented and classified in the statement of cash flows, including: i) contingent consideration payments made after a business combination; ii) proceeds from the settlement of insurance claims; and iii) proceeds from the settlement of corporate-owned life insurance policies. The new guidance is effective for the Company for fiscal years beginning after December 15, 2017, and interim periods within those fiscal years. Early adoption is permitted in any interim or annual period. The Company believes the adoption of this guidance will not have a material impact on its financial statements.

No other recent accounting pronouncements were issued by FASB and the SEC that are believed by management to have a material impact on the Company’s present or future financial statements.

Item 7A. Quantitative and Qualitative Disclosures About Market Risk.

Not applicable.

22

Item 8. Financial Statements and Supplementary Data.

F-1

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Board of Directors and Shareholders

GEE Group, Inc.

Naperville, Illinois

We have audited the accompanying consolidated balance sheets of GEE Group, Inc. as of September 30, 2016 and 2015, and the related consolidated statements of operations, shareholders’ equity, and cash flows for each of the years then ended. The Company’s management is responsible for these financial statements. Our responsibility is to express an opinion on these financial statements based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. The Company is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Company’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements referred to above present fairly, in all material respects, the consolidated financial position of GEE Group, Inc. as of September 30, 2016 and 2015, and the results of its operations and its cash flows for each of the years then ended, in conformity with accounting principles generally accepted in the United States of America.

/s/ Friedman LLP
Marlton, New Jersey
December 22, 2016

F-2

GEE GROUP INC.
CONSOLIDATED BALANCE SHEETS
(In Thousands)

	September 30,	September 30,
	2016	2015

ASSETS
CURRENT ASSETS:
Cash	$2,528	$5,932
Accounts receivable, less allowances (2016 - $191; 2015 - $524)	11,569	6,156
Other current assets	1,500	942
Total current assets	15,597	13,030
Property and equipment, net	611	706
Other long-term assets	34	22
Goodwill	18,590	8,220
Intangible assets, net	11,094	4,896
TOTAL ASSETS	$45,926	$26,874

LIABILITIES AND SHAREHOLDERS' EQUITY
CURRENT LIABILITIES:
Short-term debt	$7,127	$2,850
Accounts payable	2,224	825
Accrued compensation	3,116	2,687
Other current liabilities	692	532
Short-term portion of subordinated debt	1,285	-
Contingent consideration	1,750	500
Total current liabilities	16,194	7,394
Deferred rent	162	243
Subordinated debt	4,981	-
Other long-term liabilities	56	-
Total long-term liabilities	5,199	243
Commitments and contingencies
SHAREHOLDERS' EQUITY
Preferred stock; no par value; authorized - 20,000 shares; issued and outstanding - none	-	-
Common stock, no-par value; authorized - 200,000 shares; issued and outstanding - 9,379
shares at September 30, 2016 and 8,833 shares at September 30, 2015	-	-
Additional paid in capital	37,615	33,492
Accumulated deficit	(13,082)	(14,255)
Total shareholders' equity	24,533	19,237
TOTAL LIABILITIES AND SHAREHOLDERS' EQUITY	$45,926	$26,874

The accompanying notes are an integral part of these consolidated financial statements.

F-3

GEE GROUP INC.
CONSOLIDATED STATEMENTS OF OPERATIONS
(In Thousands, Except Per Share Data)

	Years Ended September 30,
	2016	2015

NET REVENUES:
Contract staffing services	$76,165	$36,722
Direct hire placement services	6,909	6,665
NET REVENUES	83,074	43,387
Cost of contract services	59,445	30,234
Selling, general and administrative expenses	19,863	13,789
Acquisition, integration and restructuring expenses	702	373
Depreciation expense	331	176
Amortization of intangible assets	1,536	448
INCOME (LOSS) FROM OPERATIONS	1,197	(1,633)
Change in derivative liability	-	(2,251)
Change in contingent consideration	1,581	-
Loss on extinguishment of debt	-	(234)
Interest expense	(1,602)	(544)
INCOME (LOSS) BEFORE INCOME TAX PROVISION	1,176	(4,662)
Provision for income tax	(3)	-
NET INCOME (LOSS)	$1,173	$(4,662)
NET INCOME (LOSS) ATTRIBUTABLE TO COMMON STOCKHOLDERS	$1,173	$(4,662)

BASIC INCOME (LOSS) PER SHARE	$0.13	$(1.14)
WEIGHTED AVERAGE NUMBER OF SHARES - BASIC	9,313	4,084
DILUTED INCOME (LOSS) PER SHARE	$0.12	$(1.14)
WEIGHTED AVERAGE NUMBER OF SHARES - DILUTED	9,891	4,084

The accompanying notes are an integral part of these consolidated financial statements.

F-4

GEE GROUP INC.
CONSOLIDATED STATEMENTS OF SHAREHOLDERS' EQUITY
(In Thousands)

	Common	Additional	Preferred			Total
	Stock	Paid	Stock	Preferred	Accumulated	Shareholders'
	Shares	In Capital	Shares	Stock	Deficit	Equity

Balance, September 30, 2014	2,589	$11,658	-	$-	$(9,593)	$2,065

Proceeds from sale of preferred, net of fees	-	-	200	1,961	-	1,961

Issuance of preferred shares for acqusition of Scribe	-	-	640	6,265	-	6,265

Conversion of note payable	317	2,867	-	-	-	2,867

Issuance of stock for board of directors	35	258	-	-	-	258

Issuance of warrant for Scribe acquisition (see note 9)	-	1,330	-	-	-	1,330

Exercise of stock options	62	194	-	-	-	194

Issuance of stock for the exercise of warrants and options, cashless	149	-	-	-	-	-

Issuance of stock for conversion of preferred stock (including accrued dividends)	4,315	8,226	(840)	(8,226)	-	-

Stock compensation expense	-	340	-	-	-	340

Issuance of stock, net of expenese and warrants issued	1,246	7,754	-	-	-	7,754

Issuance of Stock for acquisition of Agile	120	865	-	-	-	865

Net loss	-	-	-	-	(4,662)	(4,662)

Balance, September 30, 2015	8,833	$33,492	-	$-	$(14,255)	$19,237

Shares issued for JAX Legacy debt	95	589	-	-	-	589

Issuance of common stock for contingent consideration related to the acquisition of Access Data Consulting Corporation	123	544	-	-	-	544

Amortization of stock option expense	-	793	-	-	-	793

Issuance of common stock for acquisition of Access Data Consulting Corporation	328	2,197	-	-	-	2,197

Net income	-	-	-	-	1,173	1,173

Balance, September 30, 2016	9,379	$37,615	-	$-	$(13,082)	$24,533

The accompanying notes are an integral part of these consolidated financial statements.

F-5

GEE GROUP INC.
CONSOLIDATED STATEMENTS OF CASH FLOWS
(In Thousands)

	Years Ended September 30,
	2016	2015

CASH FLOWS FROM OPERATING ACTIVITIES:
Net income (loss)	$1,173	$(4,662)
Adjustments to reconcile net income (loss) to cash (used in) provided by operating activities:
Depreciation and amortization	1,867	733
Stock issued for services	-	189
Stock option expense	793	340
Provision for doubtful accounts	(44)	40
Change in fair value of derivative liability	-	2,251
Loss on extinguishment of debt	-	234
Loss on abandonment of fixed assets	-	15
Amortization of debt discount	215	-
Change in contingent cosideration	(1,581)	-
Changes in operating assets and liabilities -
Accounts receivable	(100)	223
Accounts payable	343	(1,068)
Accrued compensation	(871)	54
Other current items, net	(1,086)	857
Long-term liabilities	14	144
Net cash provided by (used in) operating activities	723	(650)

CASH FLOWS FROM INVESTING ACTIVITIES:
Acquisition of property and equipment	(120)	(186)
Acquisition payments	(9,395)	(2,351)
Partial payment of earn-out	-	(225)
Net cash used in investing activities	(9,515)	(2,762)

CASH FLOWS FROM FINANCING ACTIVITIES:
Proceeds from subordinated debt	4,107	-
Payments on the debt related to acquisitions	(492)	-
Proceeds from the issuance of equity, net	-	7,754
Proceeds from the issuance of preferred stock	-	1,826
Proceeds from the exercise of stock options	-	194
Payments on capital lease	(66)	(101)
Net proceeds (payments) from short-term debt	1,839	(497)
Net cash provided by financing activities	5,388	9,176

Net change in cash	(3,404)	5,764

Cash at beginning of year	5,932	168

Cash at end of year	$2,528	$5,932

SUPPLEMENTAL CASH FLOW INFORMATION:

Cash paid for interest	$1,070	$274
Cash paid for taxes	$3	$4
Issuance of preferred shares for acquisition	$-	$(135)
Non-cash financing activities
Conversion of note payable	$-	$2,867
Issuance of shares for accrued board fees	$-	$69
Conversion of Perferred Stock	$-	$8,226
Issuance of stock for acquisition of Agile	$-	$865
Preferred stock and warrants issued for Scribe acquisitions	$-	$7,730
Stock paid for prepaid interest on subordinated note	$566	$-
Stock paid for fees in connection with subordinated note	$23	$-
Issuance of common stock for acquisition	$2,197	$-
Note issued in connection with acquisition	$3,000	$-
Earn-out liability, contingent consideration, and other liabilities incurred in connection with acquisition	$4,246	$-
Payment of contingent consideration with common shares	$544	$-

The accompanying notes are an integral part of these consolidated financial statements.

F-6

GENERAL EMPLOYMENT ENTERPRISES, INC.

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

1. Description of Business

GEE Group Inc. (the “Company”, “us”, “our” or “we”) was incorporated in the State of Illinois in 1962 and is the successor to employment offices doing business since 1893. The Company has several corporations and names it does business under and are all consolidated under GEE Group, Inc. These names include Triad Personnel Services, Inc., General Employment, Ashley Ellis and Omni One.

In April 2015, the Company entered into a stock exchange agreement with Brittany M. Dewan as Trustee of the Derek E. Dewan Irrevocable Living Trust II dated the 27th of July, 2010, Brittany M. Dewan, individually, Allison Dewan, individually, Mary Menze, individually, and Alex Stuckey, individually (collectively, the “Scribe Shareholders”), pursuant to which the Company acquired 100% of the outstanding stock of Scribe Solutions Inc., a provider of data entry assistants (medical scribes) who specialize in electronic medical records (EMR) services for emergency departments, specialty physician practices and clinics (“Scribe”), from the Scribe Shareholders for 640,000 shares of Series A Preferred Stock of the Company. In addition, the Company issued to the Scribe Shareholders warrants to purchase shares of the Company’s common stock in exchange for warrants to purchase shares of Scribe’s common stock.

In July 2015, the Company entered a stock purchase agreement with Tricia Dempsey (the “Agile Seller”), pursuant to which the Company acquired on July 31, 2015, 100% of the outstanding stock of Agile Resources, Inc., a Georgia corporation and a provider of innovative IT staffing solutions and IT consulting services, for up to a total of approximately $4,000,000 in consideration, subject to certain adjustments. The purchase price consisted of $2,500,000 in cash (subject to minimum working capital), the issuance to the Agile Seller of 120,192 shares of Company common stock and up to $500,000 of an “earnout”.

On October 4, 2015, the Company entered a Stock Purchase Agreement with William Daniel Dampier and Carol Lee Dampier (the “Access Sellers”) pursuant to which the Company acquired on October 4, 2015, 100% of the outstanding stock of Access Data Consulting Corporation., a Colorado corporation, for a purchase price equal to approximately $16,000,000 in consideration. The purchase price consisted of $8,000,000 in cash (subject to minimum working capital), the issuance to the Access Sellers 327,869 shares of Company common stock, a Promissory note in the aggregate of $3,000,000 and up to $2,000,000 of an “earnout”. On April 4, 2016, the Company issued approximately 123,000 of additional shares of common stock to the Sellers of Access Data Consulting Corporation. This was based on market value of the stock on April 4, 2016 being approximately $544,000 less than $2,000,000 six month guaranteed and based on the closing stock price of $4.44 per common share. The Company recognized a loss on change of contingent consideration of approximately $44,000 for the year ended September 30, 2016. The Company also recognized a gain of approximately $2,000,000 on a change in contingent consideration, as the earnout was not achieved. In addition, the Company increased the original purchase price by approximately $600,000 related to a mutual tax election as described in the purchase agreement.

On January 1, 2016, the Company entered a Stock Purchase Agreement (the "Paladin Agreement") with Enoch S. Timothy and Dorothy Timothy (collectively, the " Paladin Sellers"). Pursuant to the terms of the Paladin Agreement the Company acquired on January 1, 2016, 100% of the outstanding stock of Paladin Consulting Inc., a Texas corporation ("Paladin"), for a purchase price (the "Purchase Price") equal to $1,750,000, minus the Circle Lending Loan Amount (as defined in the Paladin Agreement) plus up to $1,000,000 in contingent promissory notes, minus the NWC Reduction Amount (as defined in the Paladin Agreement) (if any) plus up to $1,250,000 of "earnouts", for a total of approximately $2,625,000.

2. Significant Accounting Policies and Estimates

Basis of Presentation

The consolidated financial statements are prepared in conformity with accounting principles generally accepted in the United States of America and the rules of the United States Securities and Exchange Commission.

F-7

Principles of Consolidation

The consolidated financial statements include the accounts and transactions of the Company and its wholly-owned subsidiaries. All significant inter-company accounts and transactions are eliminated in consolidation.

Reverse Stock Split

On October 9, 2015, the Company filed a certificate of change to our amended and restated articles of incorporation with the Secretary of the State of Illinois in order to effectuate a reverse stock split of our issued and outstanding common stock on a 1-for-10 basis (the "Reverse Stock Split"); and increased the total number of authorized shares of Common Stock of the Company from 20,000,000, post Reverse Stock Split, to 200,000,000.

The Reverse Stock Split became effective with the FINRA as of the open of business on October 9, 2015. As a result of the Reverse Stock Split, every 10 shares of the Company's pre-Reverse Split common stock was combined and reclassified into one share of the Company's common stock. No fractional shares of common stock were issued as a result of the Reverse Split.

Throughout the consolidated financial statements, each instance that refers to a number of shares of the Company's common stock, refers to the number of shares of common stock after giving effect to the Reverse Stock Split, unless otherwise indicated.

Estimates and Assumptions

Management makes estimates and assumptions that can affect the amounts of assets and liabilities reported as of the date of the condensed consolidated financial statements, as well as the amounts of reported revenues and expenses during the periods presented. Those estimates and assumptions typically involve expectations about events to occur subsequent to the balance sheet date, and it is possible that actual results could ultimately differ from the estimates. If differences were to occur in a subsequent period, the Company would recognize those differences when they became known. Significant matters requiring the use of estimates and assumptions include, but may not be limited to, deferred income tax valuation allowances, accounts receivable allowances, accounting for acquisitions, accounting for derivatives and evaluation of impairment. Management believes that its estimates and assumptions are reasonable, based on information that is available at the time they are made.

Revenue Recognition

Direct hire placement service revenues are recognized when applicants accept offers of employment, less a provision for estimated losses due to applicants not remaining employed for the Company’s guarantee period. Contract staffing service revenues are recognized when services are rendered.

Falloffs and refunds during the period are reflected in the consolidated statements of operations as a reduction of placement service revenues and were approximately $470,000 in fiscal 2016 and $904,000 in fiscal 2015. Expected future falloffs and refunds are reflected in the consolidated balance sheet as a reduction of accounts receivable and were approximately $60,000 and $86,000 as of September 30, 2016 and September 30, 2015, respectively.

Cost of Contract Staffing Services

The cost of contract services includes the wages and the related payroll taxes and employee benefits of the Company’s employees while they work on contract assignments.

Cash and Cash Equivalents

Highly liquid investments with a maturity of three months or less when purchased are considered to be cash equivalents. At September 30, 2016 and September 30, 2015, there were no cash equivalents. The Company maintains deposits in financial institutions in excess of amounts guaranteed by the Federal Deposit Insurance Corporation. Cash and cash equivalents are maintained at financial institutions and, at times, balances may exceed federally insured limits. We have never experienced any losses related to these balances.

F-8

Accounts Receivable

The Company extends credit to its various customers based on evaluation of the customer’s financial condition and ability to pay the Company in accordance with the payment terms. An allowance for placement fall-offs is recorded, as a reduction of revenues, for estimated losses due to applicants not remaining employed for the Company’s guarantee period. An allowance for doubtful accounts is recorded, as a charge to bad debt expense, where collection is considered to be doubtful due to credit issues. These allowances together reflect management’s estimate of the potential losses inherent in the accounts receivable balances, based on historical loss statistics and known factors impacting its customers. The nature of the contract service business, where companies are dependent on employees for the production cycle allows for a small accounts receivable allowance. Based on management’s review of accounts receivable, an allowance for doubtful accounts of approximately $191,000 and $524,000 is considered necessary as of September 30, 2016, and September 30, 2015, respectively. The Company charges uncollectible accounts against the allowance once the invoices are deemed unlikely to be collectible.

Property and Equipment

Property and equipment are recorded at cost. Depreciation expense is calculated on a straight-line basis over estimated useful lives of five years for computer equipment and two to ten years for office equipment, furniture and fixtures. The Company capitalizes computer software purchased or developed for internal use and amortizes it over an estimated useful life of five years. The carrying value of property and equipment is reviewed for impairment whenever events or changes in circumstances indicate that it may not be recoverable. If the carrying amount of an asset group is greater than its estimated future undiscounted cash flows, the carrying value is written down to the estimated fair value. There was no impairment of property and equipment for the years ended September 30, 2016 and 2015.

Goodwill

Goodwill represents the excess of cost over the fair value of the net assets acquired in the various acquisitions. The Company assesses goodwill for impairment at least annually. Testing goodwill for impairment allows the Company to first assess qualitative factors to determine whether the existence of events or circumstances leads to a determination that it is more likely than not that the fair value of a reporting unit is less than its carrying amount. If the entity determines that this threshold is not met, then performing the two-step impairment test is unnecessary. An impairment loss would be recognized to the extent the carrying value of goodwill exceeds its implied fair value.

Fair Value Measurement

The Company follows the provisions of the accounting standard which defines fair value, establishes a framework for measuring fair value and enhances fair value measurement disclosure. Under these provisions, fair value is defined as the price that would be received to sell an asset or paid to transfer a liability (i.e., the “exit price”) in an orderly transaction between market participants at the measurement date.

The standard establishes a hierarchy for inputs used in measuring fair value that maximizes the use of observable inputs and minimizes the use on unobservable inputs by requiring that the most observable inputs be used when available. Observable inputs are inputs that market participants would use in pricing the asset or liability developed based on market data obtained from sources independent of the Company. Unobservable inputs are inputs that reflect the Company’s assumptions about the assumptions market participants would use in pricing the asset or liability developed based on the best information available in the circumstances. The hierarchy is described below:

Level 1: Quoted prices (unadjusted) in active markets that are accessible at the measurement date for assets or liabilities. The fair value hierarchy gives the highest priority to Level 1 inputs.

Level 2: Observable prices that are based on inputs not quoted on active markets, but corroborated by market data.

Level 3: Unobservable inputs are used when little or no market data is available. The fair value hierarchy gives the lowest priority to Level 3 inputs.

The fair value of the Company’s current assets and current liabilities approximate their carrying values due to their short term nature. The carrying value of the Company’s long-term liabilities represents their fair value based on level 3 inputs, as discussed in Notes 7. The Company’s goodwill and other intangible assets are measured at fair value on a non-recurring basis using level 3 inputs, as discussed in Note 4.

F-9

Earnings and Loss per Share

Basic loss per share is computed by dividing net loss attributable to common stockholders by the weighted average common shares outstanding for the period. Diluted loss per share is computed giving effect to all potentially dilutive common shares. Potentially dilutive common shares may consist of incremental shares issuable upon the exercise of stock options and warrants and the conversion of notes payable to common stock. In periods in which a net loss has been incurred, all potentially dilutive common shares are considered anti-dilutive and thus are excluded from the calculation. Common share equivalents of approximately 577,000 was included in the computation of diluted earnings per share for the year ended September 30, 2016. There were approximately 413,000 and 534,000 of common stock equivalents excluded for the year ended September 30, 2016 and September 30, 2015, respectively because their effect is anti-dilutive.

Advertising Expenses

Most of the Company’s advertising expense budget is used to support the Company’s business. Most of the advertisements are in print or internet media, with expenses recorded as they are incurred. For the years ended September 30, 2016 and 2015, included in selling, general and administrative expenses was advertising expense totaling approximately $834,000 and $751,000, respectively.

Intangible Assets

Customer lists, non-compete agreements, customer relationships and trade names were recorded at their estimated fair value at the date of acquisition and are amortized over their estimated useful lives ranging from two to ten years using both accelerated and straight-line methods.

Impairment of Long-lived Assets

The Company records an impairment of long-lived assets used in operations, other than goodwill, when events or circumstances indicate that the asset might be impaired and the estimated undiscounted cash flows to be generated by those assets over their remaining lives are less than the carrying amount of those items. The net carrying value of assets not recoverable is reduced to fair value, which is typically calculated using the discounted cash flow method. The Company did not record any impairment during the years ended September 30, 2016 and 2015.

Stock-Based Compensation

The Company accounts for stock-based awards to employees in accordance with applicable accounting principles, which requires compensation expense related to share-based transactions, including employee stock options, to be measured and recognized in the financial statements based on a determination of the fair value of the stock options. The grant date fair value is determined using the Black-Scholes-Merton ("Black-Scholes") pricing model. For all employee stock options, we recognize expense over the requisite service period on an accelerated basis over the employee's requisite service period (generally the vesting period of the equity grant). The Company's option pricing model requires the input of highly subjective assumptions, including the expected stock price volatility, expected term, and forfeiture rate. Any changes in these highly subjective assumptions significantly impact stock-based compensation expense.

Options awarded to purchase shares of common stock issued to non-employees in exchange for services are accounted for as variable awards in accordance with applicable accounting principles. Such options are valued using the Black-Scholes option pricing model.

See Note 9 for the assumptions used to calculate the fair value of stock-based employee and non-employee compensation. Upon the exercise of options, it is the Company's policy to issue new shares rather than utilizing treasury shares.

F-10

Income Taxes

We record a provision for income taxes for the anticipated tax consequences of the reported results of operations using the asset and liability method. Under this method, we recognize deferred tax assets and liabilities for the expected future tax consequences of temporary differences between the financial reporting and tax basis of assets and liabilities, as well as for operating loss and tax credit carryforwards. Deferred tax assets and liabilities are measured using the tax rates that are expected to apply to taxable income for the years in which those tax assets and liabilities are expected to be realized or settled. We record a valuation allowance to reduce our deferred tax assets to the net amount that we believe is more likely than not to be realized.

Due to the private sale of shares of common stock to LEED HR during fiscal 2012 and the resulting change in control, the Company may be limited by Section 382 of the Internal Revenue Code as to the amount of net operating losses that may be used in future years.

Due to the issuance of convertible preferred shares related to the Scribe acquisition, the Company may be limited by Section 382 of the Internal Revenue Code as to the amount of net operating losses that may be used in future years.

We recognize tax benefits from uncertain tax positions only if we believe that it is more likely than not that the tax position will be sustained on examination by the taxing authorities based on the technical merits of the position. Although we believe that we have adequately reserved for our uncertain tax positions, we can provide no assurance that the final tax outcome of these matters will not be materially different. We make adjustments to these reserves when facts and circumstances change, such as the closing of a tax audit or the refinement of an estimate. To the extent that the final tax outcome of these matters is different than the amounts recorded, such differences will affect the provision for income taxes in the period in which such determination is made and could have a material impact on our financial condition and operating results.

Reclassification

Certain reclassifications have been made to the financial statements as of and for the years ended September 30, 2015 to conform to the current year presentation. There is no effect on assets, liabilities, equity or net income.

Segment Data

The Company has two operating business segments a) Contract staffing services and b) Direct hire placement. These operating segments were determined based primarily on how the chief operating decision maker views and evaluates our operations. Operating results are regularly reviewed by the chief operating decision maker to make decisions about resources to be allocated to the segment and to assess its performance. Other factors, including type of business, type of employee, length of employment and revenue recognition are considered in determining these operating segments.

Recent Accounting Pronouncements

In September 2015, the FASB issued ASU 2015-16 - Business Combinations, which requires adjustments to provisional amounts recorded in business combinations to be recognized in the reporting period in which they are identified either separately on the face of the income statement or in the notes to the financial statements. ASU 2015-16 is effective for annual reporting periods beginning after December 15, 2015 and any interim periods within that period, and early adoption is permitted. We are currently evaluating ASU 2015-16 to determine if this guidance will have a material impact on our financial position, results of operations or cash flows.

In May 2014, the FASB issued authoritative guidance that provides companies with a single model for use in accounting for revenue arising from contracts with customers and supersedes current revenue recognition guidance, including industry-specific revenue guidance. The new guidance requires a company to recognize revenue to depict the transfer of goods or services to a customer at an amount that reflects the consideration it expects to receive in exchange for those goods or services. It also requires additional disclosure about the nature, amount, timing and uncertainty of revenue and cash flows arising from customer contracts, including significant judgments and changes in judgments and assets recognized from costs incurred to obtain or fulfill a contract. The guidance permits companies to either apply the requirements retrospectively to all prior periods presented, or apply the requirements in the year of adoption, through a cumulative adjustment. The amended guidance also requires additional quantitative and qualitative disclosures. In March 2016, amended guidance was issued to clarify implementation guidance on principal versus agent consideration. In April 2016 an amendment provided clarifications on determining whether a promised license provides a customer with a right to use or a right to access an entity’s intellectual property. In May 2016 an amendment provided narrow scope improvements and practical expedients to reduce the potential diversity, cost and complexity of applying new revenue standard. These amendments, as well as the original guidance, are all effective for annual and interim periods beginning after December 15, 2017. The new standard will be effective for the Company beginning January 1, 2018 and the Company intends to implement the standard with the modified retrospective approach, which recognizes the cumulative effect of application recognized on that date. The Company is in the process of evaluating the impact of adoption of this guidance on its financial statements.

F-11

In November 2015, the FASB issued authoritative guidance which changes how deferred taxes are classified on a company's balance sheet. The new guidance eliminates the current requirement for companies to present deferred tax liabilities and assets as current and noncurrent in a classified balance sheet. Instead, companies will be required to classify all deferred tax assets and liabilities as noncurrent. The new guidance is effective for annual reporting periods beginning after December 15, 2016. Early adoption is permitted for all entities as of the beginning of an interim or annual reporting period. The guidance may be applied either prospectively, for all deferred tax assets and liabilities, or retrospectively (i.e., by reclassifying the comparative balance sheet). If applied prospectively, entities are required to include a statement that prior periods were not retrospectively adjusted. If applied retrospectively, entities are also required to include quantitative information about the effects of the change on prior periods. Except for balance sheet classification requirements related to deferred tax assets and liabilities, the Company does not expect this guidance to have an effect on its financial statements. The Company is in the process of evaluating the impact of adoption of this guidance on its financial statements.

In March 2016, the Financial Accounting Standards Board ("FASB") issued Accounting Standards Update ("ASU") 2016-09, Improvements to Employee Share-Based Payment Accounting ("ASU 2016-09"). ASU 2016-09 simplifies several aspects of the accounting for share-based payment transactions, including the income tax consequences, classification of awards as either equity or liabilities and classification on the statement of cash flows. This ASU is effective for fiscal years, and interim periods within those years, beginning after December 15, 2016. Early adoption is permitted. The Company is currently assessing the potential impact of adopting ASU 2016-09 on its financial statements and related disclosures.

In February 2016, the FASB issued authoritative guidance which changes financial reporting as it relates to leasing transactions. Under the new guidance, lessees will be required to recognize a lease liability, measured on a discounted basis; and a right-of-use asset, for the lease term. The new guidance is effective for annual and interim periods beginning after December 15, 2018. Early application is permitted for all entities upon issuance. Lessees and lessors must apply a modified retrospective transition approach for leases existing at, or entered into after, the beginning of the earliest comparative period presented in the financial statements. The Company is in the process of evaluating the impact of adoption of this guidance on its financial statements.

In August 2016, the FASB issued authoritative guidance designed to address diversity in how certain cash receipts and cash payments are presented and classified in the statement of cash flows, including: i) contingent consideration payments made after a business combination; ii) proceeds from the settlement of insurance claims; and iii) proceeds from the settlement of corporate-owned life insurance policies. The new guidance is effective for the Company for fiscal years beginning after December 15, 2017, and interim periods within those fiscal years. Early adoption is permitted in any interim or annual period. The Company believes the adoption of this guidance will not have a material impact on its financial statements.

No other recent accounting pronouncements were issued by FASB and the SEC that are believed by management to have a material impact on the Company’s present or future financial statements.

3. Property and Equipment

Property and equipment consisted of the following as of September 30:

(In thousands)	Useful Lives	2016	2015

Computer software	5 years	$1,447	$1,447
Office equipment, furniture and fixtures and leasehold improvements	2 to 10 years	2,514	2,278
Total property and equipment, at cost		3,961	3,725
Accumulated depreciation and amortization		(3,350)	(3,019)
Property and equipment, net		$611	$706

F-12

Leasehold improvements are amortized over the term of the lease.

Depreciation expense for the year ended September 30, 2016 and 2015 was approximately $331,000 and $176,000, respectively.

Total cost of property and equipment recorded under capital leases and accumulated depreciation as of September 30, 2016 and 2015 is approximately $188,000 and $94,000 and $285,000 and $157,000, respectively. Depreciation expense for property and equipment under capital lease for the year ended September 30, 2016 and 2015 was approximately $89,000 and $73,000, respectively.

4. Goodwill and Intangible Assets

Goodwill

The following table sets forth activity in goodwill from September 2014 through September 30, 2016. See Note 12 for details of acquisitions that occurred during the year ended September 30, 2016 and 2015. (thousands)

Goodwill as of September 30, 2014	$1,106
Acquisition of Scribe	5,290
Acquisition of Agile	1,824
Goodwill as of September 30, 2015	$8,220
Acquisition of Access	8,316
Acquisition of Paladin	2,054
Goodwill as of September 30, 2016	$18,590

During the year ended September 30, 2016 the Company did not record any impairment of goodwill.

Intangible Assets

As of September 30, 2016

(In Thousands)	Cost	Accumulated Amortization	Net Book Value

Customer relationships	$10,758	$2,662	$8,096
Trade name	2,429	285	2,144
Non-compete agreements	1,061	207	854

	$14,248	$3,154	$11,094

As of September 30, 2015

(In Thousands)	Cost	Accumulated Amortization	Net Book Value

Customer relationships	$5,232	$1,557	$3,675
Trade name	1,057	56	1,001
Non-compete agreements	225	5	220

	$6,514	$1,618	$4,896

F-13

The amortization expense attributable to the amortization of identifiable intangible assets was approximately $1,536,000 and $475,000 for the years ended September 30, 2016 and 2015, respectively.

The trade names are amortized on a straight – line basis over the estimated useful life of ten years. Customer relationships are amortized based on the future undiscounted cash flows or straight – line basis over estimated remaining useful lives of five to ten years. Non-compete agreements are amortized based on a straight-line basis over the term of the non-compete agreement, typically five years. Over the next five years and thereafter, annual amortization expense for these finite life intangible assets will total approximately $11,094,000, as follows: fiscal 2017 - $1,477,000, fiscal 2018 - $1,480,000, fiscal 2019 - $1,485,000, fiscal 2020 – $1,482,000, fiscal 2021 – $1,060,000 and thereafter - $4,110,000.

The following table sets forth activity in intangible assets from September 30, 2014 through September 30, 2016. See Note 12 for details of acquisitions that occurred during the year ended September 30, 2016 and 2015. (thousands)

Intangible Assets as of September 30, 2014	$2,707
Acquisition of Scribe	2,216
Acquisition of Agile	1,591
Less accumulated amortization	(1,618)
Intangible Assets as of September 30, 2015	$4,896
Acquisition of Access	5,930
Acquisition of Paladin	1,804
Less accumulated amortization	(1,536)
Intangible Assets as of September 30, 2016	$11,094

During the year ended September 30, 2016, the Company did not record any impairment of intangible assets.

5. Short-term Debt

On September 27, 2013, the Company ("Borrower") entered into agreements with ACF FINCO I LP (successor-in-interest to Keltic Financial Partners II, LP) ("ACF") ("Lender"), that provides the Company with long term financing through a six million dollar ($6,000,000) secured revolving note (the "Note"). The Note has a term of three years and has no amortization prior to maturity. The interest rate for the Note is a fluctuating rate that, when annualized, is equal to the greatest of (A) the Prime Rate plus three and one quarter percent (3.25%), (B) the LIBOR Rate plus six and one quarter percent (6.25%), and (C) six and one half percent (6.50%), with the interest paid on a monthly basis. Loan advances pursuant to the Note are based on the accounts receivable balance and other assets. The Company incurred certain cash expense and commitment fees related to obtaining the agreement of approximately $170,000, which has been paid. The Note is secured by all of the Company's property and assets, whether real or personal, tangible or intangible, and whether now owned or hereafter acquired, or in which it now has or at any time in the future may acquire any right, title or interests. On January 1, 2016, the Company entered into an eighth Amendment and Waiver to the Loan and Security Agreement with ACF to increase the maximum amount of revolving credit under the Amended Credit Agreement from $6,000,000 to $10,000,000. On September 27, 2016, the Company entered into a ninth Amendment and Waiver to the Loan and Security Agreement with ACF. Pursuant to the Amendment, the Lender agreed (i) to decrease the annual Facility Fee (as defined in the Credit Agreement) payable by Borrower on the total Revolving Credit Limit (as defined in the Credit Agreement) to 0.75% , (ii) to allow the Borrower to make certain prepayments of amounts owed under the Amended Credit Agreement and the other loan documents on or prior to September 27, 2018, (iii) to amend the provision regarding liquidated damages payable by Borrower in the event of any early termination of the revolving credit line under the Amended Credit Agreement such that Borrower shall pay liquidated damages to Lender in an amount equal to the Revolving Credit Limit multiplied by (X) two percent (2.00%) if such prepayment, repayment, demand or acceleration occurs prior to September 28, 2017, and (Y) one percent (1.00%) if such prepayment, repayment, demand or acceleration occurs on or after September 28, 2017, (iv) to change the minimum EBITA (as defined in the Amended Credit Agreement) thresholds required to be maintained by the Company as outlined below (v) to extend the Revolving Credit Termination Date to the earliest to occur of (a) September 27, 2018, (b) the date Lender terminates the Revolving Credit pursuant to the terms of the Amended Credit Agreement, and (c) the date on which repayment of the Revolving Credit, or any portion thereof, becomes immediately due and payable pursuant to the terms of the Amended Credit Agreement, (vi) to amend the definition of EBITDA and (vii) to change the Revolving Credit Rate to a fluctuating rate that, when annualized, is equal to the greatest of (A) the Prime Rate plus one and one half percent (1.50%), (B) the LIBOR Rate plus four and one half percent (4.50%), and (C) four and three quarters percent (4.75%). At September 30, 2016 and 2015 the interest rate was 4.75% and 6.5%, respectively.

F-14

The Company has entered into other Amendments with ACF that did not materially change the terms of the Note. As of the date of this report, the Company was in compliance with all such covenants or had received waivers related thereto. The Company has several administrative covenants and the following financial covenant:

The Company must maintain the following EBITDA:

(a) The twelve (12) consecutive calendar month period ending on September 30, 2016, to be less than Three Million Two Hundred Forty One Thousand and 00/100 Dollars ($3,241,000);

(b) The twelve (12) consecutive calendar month period ending on December 31, 2016, to be less than Three Million Eight Hundred Thousand and 00/100 Dollars ($3,800,000);

(c) The twelve (12) consecutive calendar month period ending on March 31, 2017, to be less than Four Million Two Hundred Thousand and 00/100 Dollars ($4,200,000);

(d) The twelve (12) consecutive calendar month period ending on June 30, 2017, to be less than Four Million Six Hundred Thousand and 00/100 Dollars ($4,600,000);

(e) The twelve (12) consecutive calendar month period ending on September 30, 2017, to be less than Five Million and 00/100 Dollars ($5,000,000); and

(f) For any period commencing on or after October 1, 2017, no less than such amounts as are established by Lender for such period based on the annual financial projections including such period delivered by Borrower. Borrower acknowledges and agrees that the above EBITDA covenant levels, and Lender’s adjustment in accordance with the preceding sentence, have been established by Lender based on Borrower’s operations as conducted on September 1, 2016, and that any material change to such operations, whether by Strategic Acquisition or otherwise, will necessitate an adjustment by Lender of the above EBITDA covenant levels, and that Lender will make such adjustments in Lender’s permitted discretion.

As of September 30, 2016, the Company was in compliance with the EBITDA covenant and all other administrative covenants. At September 30, 2016, there was approximately $1,250,000 available on the line of credit. The interest expense related to the lines of credit for the years ended September 30, 2016 and 2015 was approximated $723,000 and $347,000, respectively.

6. Accrued Compensation

Accrued Compensation includes accrued wages, the related payroll taxes, employee benefits of the Company's employees while they work on contract assignments, commissions earned and not yet paid and estimated commission payable.

7. Subordinated Debt

On October 2, 2015, the Company issued and sold the Subordinated Note to JAX Legacy – Investment 1, LLC (the "Investor") pursuant to a Subscription Agreement dated October 2, 2015 between the Company and the Investor (the "Subscription Agreement") in the amount of $4,185,000. The Subordinated Note is due on October 2, 2018 (the "Maturity Date"). Interest on the Subordinated Note is payable as follows: (i) 10% interest per annum on the outstanding principal balance of the Subordinated Note shall be payable quarterly in arrears, in cash, on each December 30th, March 30th, June 30th, and September 30th, until the Maturity Date and (ii) 4% interest per annum until the Maturity Date on the original principal balance of the Subordinated Note, was paid in advance on the issuance date of the Subordinated Note through the issuance to the Investor of approximately 91,000 shares of the Company's common stock (the "Interest Shares") valued at approximately $566,000. The Company may prepay the principal and interest under the Subordinated Note at any time, without penalty, provided, however, the Interest Shares shall be deemed paid in full and earned upon the issuance of the Subordinated Note. The Subordinated Note is subordinated in payment to the obligations of the Company to ACF FINCO I LLP pursuant to the terms and provisions of a Subordination and Intercreditor Agreement dated October 2, 2015 between, ACF FINCO I LLP and the Investor. In connection with the issuance of the Subordinated Note the Company and the Investor entered into a Registration Rights Agreement dated October 2, 2015 (the "Registration Rights Agreement") whereby the Company granted to the Investor certain piggyback registration rights with respect to the shares of Company common stock issued or issuable as interest payments under the Subordinated Note, and any shares of Company common stock issued as a dividend or other distribution with respect to, or in exchange for or in replacement of, shares of common stock of the Company issued or issuable as interest payments under the Subordinated Note. The Company paid fees of approximately $25,000 and 3,000 shares of common stock to the Investor, valued at approximately $23,000. In addition, the Company had approximately $33,000 of legal fees related to the transaction. Total discount recorded at issuance was approximately $647,000. Total amortization of debt discount for the year ended September 30, 2016 was approximately $215,000.

F-15

On October 4, 2015, the Company issued to the sellers of Access Data Consulting Corporation (see note 12) a Promissory Note. Interest on the outstanding principal balance of the Promissory Note is payable at the rate of 5.5% per annum. The principal and interest amount of the Promissory Note is payable as follows: (i) for the first twelve months commencing on November 4, 2015 and ending on October 4, 2016, a monthly payment of approximately $57,000 in principal and interest, (ii) on October 4, 2016 a balloon payment of principal of $1,000,000, (iii) for the next twelve months commencing on November 4, 2016 and ending on October 4, 2017, a monthly payment of approximately $28,000 in principal and interest, (iv) on October 4, 2017 a balloon payment of principal of $1,202,000 and (v) on October 4, 2017 any and all amounts of previously unpaid principal and accrued interest. The Promissory Note is subordinated in payment to the obligations of the Company to ACF FINCO I LLP pursuant to the terms and provisions of a Subordination and Intercreditor Agreement dated October 5, 2015 between ACF FINCO I LLP and the Sellers of Access Data Consulting Corporation.

Balance as of September 30, 2016 (In Thousands)
JAX Legacy debt	$4,185
Access Data debt	2,510
JAX Legacy debt discount	(429)

Total debt	6,266

Short-term portion of debt	(1,285)

Long-term portion of debt	$4,981

Over the next three years, the payments of subordinated debt will total approximately $6,695,000 as follows: fiscal 2017 - $1,285,000, fiscal 2018 - $1,225,000, fiscal 2019 - $4,185,000.

8. Other Current Liabilities

Other current liabilities consisted of the following:

	September 30,
(In Thousands)	2016	2015

Accrued expenses	$494	$242
Accrued sales tax	168	129
Capital lease – short-term	20	85
Deferred rent	10	56
Customer deposits	-	20

Total other current liabilities	$692	$532

F-16

9. Common Stock and Preferred Stock

On January 8, 2015, the Company completed a securities offering with 18 individuals who collectively have purchased a total of 200,000 shares of Preferred Stock from the Company for a total purchase price of $2,000,000. The Company netted approximately $1,960,000, with approximately $1,000,000 to be used as working capital and the remaining $1,000,000 for marketing, acquisitions, expansion and to further the operations of the Company. Each share of Preferred Stock is initially convertible, at the election of the holder, into 5 shares of the Company’s Common Stock.

In addition, dividends were payable in kind at the Company’s option at a rate of eight percent (8%) annually. Payments of annual dividends have not been declared by the Company’s Board of Directors on the outstanding Series A shares because of losses sustained by the Company. See note 12 for additional preferred shares issued related to the Scribe acquisition. As of September 30, 2016, there were no preferred dividends in arrears as all Series A preferred shares and the accrued dividends have been converted into common stock.

During the year ended September 30, 2015, the Company issued 61,500 shares of common stock to employees or former directors of the Company who exercised their stock options. Approximately $194,000 was received related to the exercise of these options.

During the year ended September 30, 2015 a total of 5,055,673 shares of common stock were issued, however no cash was received for these issuances.

122,412 shares of common stock were issued related to several cashless warrant conversions.

120,192 shares of common stock were issued related to the acquisition of Agile.

34,402 shares of common stock were issued to the Board of Directors that were board members prior to January 1, 2015 for services provided prior to January 1, 2015. A portion of these were issued by the Company to settle approximately $69,000 of accrued board fees from December 31, 2014. These shares were valued at $258,000.

26,859 shares of common stock were issued to employees of the Company who exercised their stock options on a cashless basis.

Brio converted $632,500 of its outstanding loan into 316,250 shares of the Company’s common stock. Based on the closing stock prices of $8.50, $1.30 and $7.80 per common share, the shares were valued at approximately $2,866,750.

840,000 shares of Series A preferred stock and the accumulated interest converted into 4,315,318 shares of common stock. As of September 30, 2016, there were no outstanding shares of preferred stock.

On July 22, 2015, the Company entered into an underwriting agreement (the "Underwriting Agreement") with Roth Capital Partners, LLC (the "Representative"), as the representative of the several underwriters identified therein (collectively, the "Underwriters"), pursuant to which the Company agreed to offer and sell up to 1,120,000 shares of the Company's common stock, no par value (the "Common Stock"), at a price of $7.00 per share. Under the terms of the Underwriting Agreement, the Company has granted the Representative an option, exercisable for 30 days, to purchase up to an additional 168,000 shares of Common Stock to cover over-allotments, if any.

The Company received net proceeds from this offering, after deducting underwriting discounts and commissions and offering expenses payable by the Company of approximately $7.8 million and issued 1,246,000 common shares, this includes the Underwriters exercise of the over-allotment option.

The Company also issued warrants (the "Underwriter's Warrant") to the Underwriters to purchase up to a total of 124,600 shares of Common Stock, at a price of $8.40 per common share and are exercisable for five years. The Underwriter's Warrant has a seven-year piggyback registration right with respect to shares of common stock underlying the Underwriter's Warrant from the date of the Underwriting Agreement.

F-17

On October 2, 2015, the Company issued approximately 95,000 shares of common stock to JAX Legacy related to the subordinated note. The stock was valued at approximately $589,000.

On October 4, 2015, the Company issued approximately 328,000 shares of common stock to the sellers of Access Data Consulting Corporation. The Company also agreed if the closing price of the Company's common stock on the trading day immediately preceding the day on which the Issued Shares are first freely salable under Rule 144 (the "Rule 144 Date") is less than 90% of the Issue Price, then the Company shall make a one-time adjustment and shall promptly pay to the Sellers, in the form of additional shares of common stock of the Company at the market value on the Rule 144 Date, the difference between the aggregate value of the Issued Shares at the Issue Price and the aggregate value of the Issued Shares at the closing price on the Rule 144 Date. The Company has recorded a liability of approximately $500,000 in contingent consideration.

On April 4, 2016, the Company issued approximately 123,000 shares of common stock to the sellers of Access Data Consulting Corporation related to the guarantee. This was based on market value of the stock on April 4, 2016 being approximately $544,000 less than the $2,000,000 six-month guarantee provided in the Access Data Agreement and based on the closing stock price of $4.44 per common share.

Stock Options

The Company has recognized compensation expense in the amount of approximately $793,000 and $340,000 (excluding $189,000 of stock compensation for board shares issued) during the years ended September 30, 2016 and 2015, respectively.

Warrants

(Number of Warrants in Thousands)	Number of Shares	Exercise Price	Expiration

Outstanding at September 30, 2014	387	$2.50	2/07/2020

Warrants exercised
Aracle warrants	(150)	$2.50
Warrants granted
Scribe warrants	635	$2.00	4/1/2025
Roth warrants	81	$8.40	7/22/2020
Maxim warrants	44	$8.40	7/22/2020
Outstanding at September 30, 2015	997	$4.54
Warrants exercised	-	-
Warrants granted	-	-
Outstanding at September 30, 2016	997	$4.54

The weighted average exercise price of outstanding warrants was $4.54 at September 30, 2015 and September 30, 2016, with expiration dates ranging from February 7, 2020 to April 1, 2025.

F-18

10. Stock Option Plans

As of September 30, 2016, there were stock options outstanding under the Company’s 1995 Stock Option Plan, Second Amended and Restated 1997 Stock Option Plan, 1999 Stock Option Plan and the 2011 Company Incentive Plan. All four plans were approved by the shareholders. The 1995 Stock Option Plan and the 1999 Stock Option Plan have expired, and no further options may be granted under those plans. During fiscal 2009, the Second Amended and Restated 1997 Stock Option Plan was amended to make an additional 592,000 options available for granting and as of September 30, 2013 there were no shares available for issuance under the Amended and Restated 1997 Stock Option Plan. As of September 30, 2016, there were no shares available for issuance under the 2011 Company Incentive Plan. The plans granted specified numbers of options to non-employee directors, and they authorized the Compensation Committee of the Board of Directors to grant either incentive or non-statutory stock options to employees. Vesting periods are established by the Compensation Committee at the time of grant. All stock options outstanding as of September 30, 2016 and September 30, 2015 were non-statutory stock options, had exercise prices equal to the market price on the date of grant, and had expiration dates ten years from the date of grant.

On July 23, 2013, the Board of Directors approved the Company’s 2013 Incentive Stock Plan (the “2013 Plan”), and resolved to cease issuing securities under all prior Company equity compensation plans. The 2013 Plan was approved by the Company’s shareholders at the Annual Meeting of Stockholders on September 9, 2013. The purpose of the 2013 Plan is to provide additional incentives to select persons who can make, are making, and continue to make substantial contributions to the growth and success of the Company, to attract and retain the employment and services of such persons, and to encourage and reward such contributions, by providing these individuals with an opportunity to acquire or increase stock ownership in the Company through either the grant of options or restricted stock. The 2013 Plan is administered by the Compensation Committee or such other committee as is appointed by the Board of Directors pursuant to the 2013 Plan (the “Committee”). The Committee has full authority to administer and interpret the provisions of the 2013 Plan including, but not limited to, the authority to make all determinations with regard to the terms and conditions of an award made under the 2013 Plan. The maximum number of shares that may be granted under the 2013 Plan is 1,000,000. This number is subject to adjustment to reflect changes in the capital structure or organization of the Company.

A summary of stock option activity is as follows:

	Year Ended September 30,
(Number of Options in Thousands)	2016	2015

Number of options outstanding:
Beginning of year	414	342
Granted	163	191
Exercised	-	(90)
Terminated	(9)	(29)

End of year	568	414

Number of options exercisable at end of year	230	121
Number of options available for grant at end of year	470	530

Weighted average option prices per share:
Granted during the year	$5.17	$7.00
Exercised during the year	-	2.85
Terminated during the year	5.99	2.00
Outstanding at end of year	5.09	5.05
Exercisable at end of year	4.39	3.72

Stock options outstanding as of September 30, 2016 were as follows (number of options in thousands):

Range of Exercise Prices	Number Outstanding	Weighted Average Price	Number Exercisable	Weighted Average Price	Average Remaining Life (Years)

Under $5.00	276	$3.40	163	$3.17	7.0
5.01 to 10.00	290	6.58	65	7.00	8.5
$10.01 to 23.90	2	$23.90	2	$23.90	0.4

F-19

As of September 30, 2016, the aggregate intrinsic value of outstanding stock options and exercisable stock options was approximately $461,000 and $303,000, respectively.

The average fair value of stock options granted was estimated to be $5.17 per share in fiscal 2016 and $7.00 per share in fiscal 2016 and 2015, respectively. This estimate was made using the Black-Scholes option pricing model and the following weighted average assumptions:

	2016	2015

Expected option life (years)	10	10
Expected stock price volatility	125%	104%
Expected dividend yield	-%	-%
Risk-free interest rate	2.20%	2.20%

Stock-based compensation expense attributable to stock options was $793,000 and $340,000 in 2016 and 2015, respectively. As of September 30, 2016, there was approximately $1,300,000 of unrecognized compensation expense related to unvested stock options outstanding, and the weighted average vesting period for those options was 2.5 years.

11. Income Taxes

The components of the provision for income taxes are as follows:

	Year Ending September 30,
(In Thousands)	2016	2015

Current tax provision	$3	$-
Deferred tax provision	-	-

Provision for income taxes	$3	$-

The differences between income taxes calculated at the statutory U.S. federal income tax rate and the Company’s provision for income taxes are as follows:

	Year Ended September 30,
(In Thousands)	2016	2015

Income tax provision at statutory federal tax rate	$456	$-
Valuation allowance	(453)	(-)

Provision for income taxes	$3	$-

F-20

The net deferred income tax asset balance related to the following:

	Year Ended September 30,
(In Thousands)	2016	2015

Current tax provision	$3	$-
Deferred tax provision (credit) related to:
Temporary differences	-	-
Stock option expense	512	234
Vacation expense	48	(25)
Intangible assets	112	126
Deferred tax liability from acquisitions	(2,064)	(633)
Allowance for doubtful accounts	67	101
Other	61	-
Loss carryforwards	5,272	5,849
Valuation allowances	(4,008)	(5,652)

Provision for income taxes	$-	$-

As of September 30, 2016, there were approximately $9,167,000 of losses available to reduce federal taxable income in future years through 2034, and there were approximately $7,167,000 of losses available to reduce state taxable income in future years, expiring from 2015 through 2034. Due to common stock transactions in the prior years, it is likely that the Company will be limited by Section 382 of the Internal Revenue Code as to the amount of net operating losses that may be used in future years. The Company is currently evaluating the effects of any such limitation.

Future realization of the tax benefits of existing temporary differences and net operating loss carryforwards ultimately depends on the existence of sufficient taxable income within the carryforward period. As of September 30, 2016 and 2015, the Company performed an evaluation to determine whether a valuation allowance was needed. The Company considered all available evidence, both positive and negative, which included the results of operations for the current and preceding years. The Company also considered whether there was any currently available information about future years. Because long-term contracts are not a significant part of the Company’s business, future results cannot be reliably predicted by considering past trends or by extrapolating past results. Moreover, the Company’s earnings are strongly influenced by national economic conditions and have been volatile in the past. Considering these factors, the Company determined that it was not possible to reasonably quantify future taxable income. The Company determined that it is more likely than not that all of the deferred tax assets will not be realized. Accordingly, the Company maintained a full valuation allowance as of September 30, 2016 and 2015.

As a result of continuing losses, we have determined that it is more likely than not that we will not realize the benefits of the deferred tax assets and therefore we have recorded a valuation allowance to reduce the carrying value of the deferred tax assets to zero. The valuation allowance decreased by $1,644,000 and $173,000 in 2016 and 2015, respectively.

We file federal and state income tax returns in jurisdictions with varying statutes of limitations. Due to our net operating loss carryforwards, our income tax returns generally remain subject to examination by federal and most state tax authorities. We are not currently under examination in any federal or state jurisdiction.

F-21

12. Acquisitions

Scribe

On December 11, 2014, the Company entered into a Stock Exchange Agreement (the “SCRIBE Agreement”) with Brittany M. Dewan as Trustee of the Derek E. Dewan Irrevocable Living Trust II dated the 27th of July, 2010, Brittany M. Dewan, individually, Allison Dewan, individually, Mary Menze, individually, and Alex Stuckey, individually (collectively, the “Scribe Shareholders”). Scribe Solutions, Inc. (“Scribe”) provides data entry assistants (medical scribes) who specialize in electronic medical records (EMR) services for emergency departments, specialty physician practices and clinics. The transaction was unanimously approved by written consent of the board of directors of the Company (the “Board”) and the holders of a majority of the Company’s outstanding stock. The Scribe transaction closed on April 1, 2015. Pursuant to the terms of the SCRIBE Agreement the Company acquired 100% of the outstanding stock of Scribe Solutions Inc., (“Scribe”) from the Scribe Shareholders for 640,000 shares of Series A Preferred Stock (the “Preferred Stock”) of the Company. In addition, the Company exchanged warrants to purchase up to 635,000 shares of the Company’s common stock, for $2.00 per share, with a term of 10 years (the “Warrants”), for Scribe warrants held by three individuals. The issuances of Preferred Stock and Warrants by the Company was effected in reliance on the exemptions from registration afforded by Section 4(a)(2) of the Securities Act of 1933, (the “Securities Act”), and Rule 506 of Regulation D promulgated thereunder.

Under the purchase method of accounting, the transaction was valued for accounting purposes at an estimated $7.7 million, which was the estimated fair value of the Company at the date of acquisition. The estimate was based on the consideration paid of 640,000 preferred shares and the 635,000 warrants granted. The 640,000 preferred shares are valued at approximately $6,400,000, and the 635,000 warrants are valued at approximately $1,330,000. The Black-Scholes option pricing model was used to value the warrants based upon an expected stock price volatility of 253.7%, a 10 year expected life of the warrant and a risk free interest rate of approximately 1.6%.

The assets and liabilities of Scribe were recorded at their respective fair values as of the closing date of the Scribe Agreement, and the following table summarizes these values based on the balance sheet at April 1, 2015, the closing date.

The intangibles were recorded, based on the Company’s estimate of fair value, which consist primarily of customer lists and trade name with an estimated life of ten years and goodwill. Upon completion of an independent purchase price allocation and valuation, the allocation intangible assets were adjusted accordingly.

(in Thousands)

$676	Assets Purchased
452	Liabilities Assumed
224	Net Assets Purchased
7,730	Purchase Price
$7,506	Intangible Asset from Purchase

The primary intangible assets acquired have been identified as the customer list, trade name and goodwill and have been allocated as follows:

$1,470	Customer list
746	Trade name
5,290	Goodwill
$7,506

Goodwill and intangibles related to the acquisition of Scribe will not be deductible for tax purposes.

F-22

Agile

On July 31, 2015 the Company entered into a Stock Purchase Agreement (the "Agile Agreement") with Tricia Dempsey ("Seller"). Pursuant to the terms of the Agile Agreement on July 31, 2015 the Company acquired 100% of the outstanding stock of Agile Resources, Inc., a Georgia corporation ("Agile").

Agile was founded by Seller in 2003 and provides innovative IT staffing solutions and IT consulting services ranging from legacy platforms to emerging technologies to a diversified client base across many industry verticals. Agile has a sophisticated recruiting and delivery engine and utilizes state-of-the-art technology to deliver top talent with a rapid time to market. Agile delivers CIO advisory services and IT project support resources in the areas of application architecture and delivery, enterprise operations, information lifecycle management and project management all with flexible delivery options. The staffing alternatives include the provision of contract IT professionals, contract-to-permanent and permanent placement in addition to providing IT solutions for project work including statement-of-work (SOW) engagements on a time-and-materials (T&M) basis. Agile's IT staffing solutions include providing professionals with expertise in the areas of .net, share-point, enterprise resource planning (ERP), software engineering, database support (Microsoft SQL, Oracle, Sybase & Informix), legacy systems support, data analytics, cloud migration, big data, cyber-security, health IT, network and help-desk support and mobile applications.

Under the purchase method of accounting, the transaction was valued for accounting purposes at an estimated $3,507,000, which was the estimated fair value of the consideration paid by the Company, after it was determined post closing that the net working capital was only approximately $92,000. The estimate was based on the consideration paid of 120,192 shares of common stock valued based on the closing price on July 31, 2015 of $7.20 per share and estimated cash of approximately $2,642,000 paid based on terms of the agreement.

The assets and liabilities of Agile are recorded at their respective fair values as of the closing date of the Agile Agreement, and the following table summarizes these values. This included approximately $500,000 of contingent consideration management estimated at the date of closing would be paid.

The intangibles were recorded, based on the estimated of fair value, which consist primarily of customer relationships with an estimated life of five to ten years and goodwill.

(in Thousands)

$1,571	Assets Purchased
1,479	Liabilities Assumed
92	Net Assets Purchased
3,507	Purchase Price
$3,415	Intangible Asset from Purchase

Intangible asset detail

$1,071	Intangible asset customer list
295	Intangible asset trade name
225	Intangible asset non-compete agreement
1,824	Goodwill
$3,415	Intangible Asset from Purchase

Goodwill and intangibles related to the acquisition of Agile will not be deductible for tax purposes.

Access

On October 4, 2015, the Company entered into a Stock Purchase Agreement (the "Access Data Agreement") with William Daniel Dampier and Carol Lee Dampier (collectively, the "Sellers"). Pursuant to the terms of the Access Data Agreement the Company acquired on October 4, 2015, 100% of the outstanding stock of Access Data Consulting Corporation., a Colorado corporation ("Access Data"), for a purchase price (the "Purchase Price") equal to $13,000,000 plus or minus the NWC Adjustment Amount (as defined below) plus up to $2,000,000 of an "earnout".

F-23

The consideration shall be paid as follows:

•	Cash Payment to Sellers. At the closing, the Company paid to Sellers $7,000,000 in cash (the "Closing Cash Payment").

•

Working Capital Reserve Fund. In addition to the Closing Cash Payment to Sellers, the Company shall pay to Sellers an additional $1,000,000 (the "Working Capital Holdback"), plus or minus the NWC Adjustment Amount, in cash within twenty (20) days after the completion of an audit of Access Data's financial information from its most recent fiscal year end to the closing date, but in any event not later than ninety (90) days after the closing date. The estimated working capital was approximately $1,879,000. As of May 14, 2016, the Company had fully paid the liability related to the Working Capital Reserve Fund.

•

Purchase Price Adjustment – Working Capital. The Purchase Price will be adjusted (positively or negatively) based upon the difference in the book value of the "Closing Working Capital" as compared to the "Benchmark Working Capital" of $2 million (such difference to be called the "NWC Adjustment Amount"). If the NWC Adjustment Amount is positive the Purchase Price will be increased by the NWC Adjustment Amount. If the NWC Adjustment Amount is negative, the Purchase Price will be decreased by the NWC Adjustment Amount. If the Purchase Price increases, then the Company will pay to the Sellers the sum of the increase plus the Working Capital Holdback within twenty (20) days of a final determination. If the Purchase Price decreases then Sellers will pay the amount of the decrease to the Company within twenty (20) days of a final determination, which first shall be funded from the Working Capital Holdback held by the Company (which shall be credited to the Sellers). If the amount of the Purchase Price decrease exceeds the Working Capital Holdback, then the Sellers will pay the difference to the Company within twenty (20) days of a final determination. If the Working Capital Holdback exceeds the payment due from the Sellers, then the remaining balance of those funds after the payment to the Company shall be paid to the Sellers.

•

Sellers' Promissory Notes at the closing, the Company delivered to the Sellers a Subordinated Nonnegotiable Promissory Note (the "Sellers' Promissory Note") executed by the Company in the aggregate principal amount of $3,000,000. The Sellers' Promissory Note is secured by the certain collateral of the Company pursuant to a Security Agreement dated as of October 4, 2015 by and among the Company and the Sellers (the "Security Agreement").

•

Earnout Payment. Up to an additional $2,000,000 (the "Earnout") may be paid by the Company to the Sellers with respect to the fiscal year ended September 30, 2016, subject to the satisfaction of certain earnout provisions contained in the Access Data Agreement. Any earnout payment to be paid by the Company shall be paid 50% in the form of cash and 50% in the form of shares of Company common stock. A contingent liability of $2,000,000 was initially recorded in contingent consideration related to this potential earn-out based on Managements' estimated first year performance at the time of the acquisition. As of September 30, 2016 management had determined Access would not meet the minimum threshold to earn any earn-out and the liability was reduced to $0.

•

Payment of Shares of Company Common Stock. Two Million Dollars ($2,000,000) of the Purchase Price will be paid in issued shares of common stock of the Company. The number of shares of common stock payable to the Sellers will be approximately 328,000 shares at $6.10 per share (the "Issue Price"); provided however, that if, during such twenty (20) day trading period, the Company pays a dividend in, splits, combines into a smaller number of shares, or issues by reclassification any additional shares of its common stock (a "Stock Event"), then the closing prices used in the above calculation shall be appropriately adjusted to provide the Sellers the same economic effect as contemplated by this Agreement prior to such action. This stock was valued at approximately $2,197,000 based on the closing price of $6.70 on October 5, 2015. If the closing price of the shares of the Company's common stock on the trading day immediately preceding the day on which the Issued Shares are first freely salable under Rule 144 (the "Rule 144 Date") is less than 90% of the Issue Price, then the Company shall make a one-time adjustment and shall promptly pay to the Sellers, in stock in the form of additional shares of common stock of the Company at the market value on the Rule 144 Date, the difference between the aggregate value of the Issued Shares at the Issue Price and the aggregate value of the Issued Shares at the closing price on the Rule 144 Date, the "guarantee". A contingent liability of $500,000 was recorded in contingent consideration related to this potential adjustment in shares issued. On April 4, 2016 the Company issued approximately 123,000 shares of common stock to the Sellers of Access Data Consulting Corporation. This was based on market value of the stock on April 4, 2016 being approximately $544,000 less than $2,000,000 six month guaranteed and based on the closing stock price of $4.44 per common share. The Company recognized a loss on change of contingent consideration of approximately $44,000 for the year ended September 30, 2016.

F-24

The Company recognized a net gain on change of contingent consideration of approximately $1,956,000 related to the issuance of additional stock and reduction of estimated earnout payments. The Company increased the original purchase price by approximately $600,000 related to a mutual tax election as described in the purchase agreement.

On October 4, 2015, the Company issued to the Sellers the Sellers' Promissory Note. Interest on the outstanding principal balance of the Sellers' Promissory Note is payable at the rate of 5.5% per annum. The principal and interest amount of the Sellers' Promissory Note is payable as follows: (i) for the first twelve months commencing on November 4, 2015 and ending on October 4, 2016, a monthly payment of approximately $57,000 in principal and interest, (ii) on October 4, 2016 a balloon payment of principal of $1,000,000, (iii) for the next twelve months commencing on November 4, 2016 and ending on October 4, 2017, a monthly payment of approximately $28,000 in principal and interest, (iv) on October 4, 2017 a balloon payment of principal of approximately $1,202,000 and (v) on October 4, 2017 any and all amounts of previously unpaid principal and accrued interest. The Sellers' Promissory Note is subordinated in payment to the obligations of the Company to ACF FINCO I LLP pursuant to the terms and provisions of a Subordination and Intercreditor Agreement dated October 5, 2015 between ACF FINCO I LLP and the Sellers.

The intangibles were recorded, based on the estimated of fair value, which consist primarily of customer lists with an estimated life of five to ten years and goodwill.

(in Thousands)

$3,597	Assets Purchased
1,675	Liabilities Assumed
1,922	Net Assets Purchased
16,168	Purchase Price
$14,246	Intangible Asset from Purchase

Intangible asset detail

$4,579	Intangible asset customer relationships
757	Intangible asset trade name
594	Intangible asset non-compete agreement
8,316	Goodwill
$14,246	Intangible Asset from Purchase

Under the 338(h)(10) election, all goodwill and intangibles related to the acquisition of Access will be fully deductible for tax purposes.

Paladin

GEE Group Inc. (the "Company") entered into a Stock Purchase Agreement dated as of January 1, 2016 (the "Paladin Agreement") with Enoch S. Timothy and Dorothy Timothy (collectively, the "Sellers"). Pursuant to the terms of the Paladin Agreement the Company acquired on January 1, 2016, 100% of the outstanding stock of Paladin Consulting Inc., a Texas corporation ("Paladin"), for a purchase price (the "Purchase Price") equal to $1,750,000, minus the Circle Lending Loan Amount (as defined below) plus up to $1,000,000 in contingent promissory notes, minus the NWC Reduction Amount (as defined below) (if any) plus up to $1,250,000 of "earnouts".

F-25

The consideration shall be paid as follows:

•	Cash Payment to Sellers. At the closing, the Company paid to the Sellers $1,750,000 in cash.

•

Contingent Promissory Notes. Up to an additional $1,000,000 of the Purchase Price shall subsequently be paid by the Company to the Sellers in the form of contingent Promissory Notes (the "Promissory Notes") if (i) the final determination of the Revenue (as defined in the Paladin Agreement) for the period beginning on January 1, 2016 and ending on December 31, 2016 (the "Earnout Period") exceeds $15,000,000 and (ii) Adjusted EBITDA (as defined in the Paladin Agreement) for the Earnout Period, exceeds $500,000. The principal amount of the Promissory Notes is subject to reduction by the NWC Reduction Amount (as defined below). There was no liability recorded for this as the estimated negative working capital exceeds $1,000,000 at December 31, 2015.

•

NWC Reduction Amount. The Sellers have agreed to pay to the Company the amount by which the Net Working Capital of Paladin (defined as Paladin's Current Assets, determined in accordance with GAAP minus Paladin's Current Liabilities, determined in accordance with GAAP) is a negative number. The Purchase Price shall be reduced dollar for dollar for each dollar by which the Net Working Capital is a negative amount (i.e., less than $0). The amount by which the Net Working Capital is less than $0 is the "NWC Reduction Amount." The reduction shall first be applied to reduce the $1,000,000 portion of the Purchase Price that is the Promissory Notes. If the reduction exceeds $1,000,000, then that excess shall be immediately paid by the Sellers via a wire transfer of the applicable dollar amount to the Company. There was no liability recorded for this as the estimated negative working capital exceeds $1,000,000 at December 31, 2015.

•

Earnout Payment. Up to an additional $750,000 of the Purchase Price (the "Earnout") will subsequently be paid by the Company to Sellers with respect to the Earnout Period, in accordance with and subject to the terms and conditions in the Paladin Agreement. Any Earnout payment made by the Company, shall, at the option of the Company, be paid (i) in shares of common stock of the Company or (ii) in immediately available funds. Certain "Retention Bonuses" (as defined in the Paladin Agreement) paid to employees of Paladin on or before February 1, 2017, but not exceeding $275,000 in the aggregate will reduce the Earnout payment. For the year ended September 30, 2016 the Company recognized a $375,000 loss on change of contingent consideration.

•

Additional Stock Earnout Payment. Up to an additional $500,000 of the Purchase Price (the "Additional Earnout") will subsequently be paid by the Company to Sellers in accordance with and subject to the terms and conditions in the Paladin Agreement. Any such Additional Earnout payment shall be paid in shares of common stock of the Company.

•

Subordinated Deferred Payment Rights. Notwithstanding the above, the Sellers have agreed that the Earnout Payment and Additional Stock Earnout Payment shall be subordinate and junior in right of payment to any "Senior Indebtedness" (as defined in the Paladin Agreement) now or hereafter existing to "Senior Lenders" (current or future) (as defined in the Paladin Agreement).

Under the purchase method of accounting, the transaction was valued for accounting purposes at an estimated $2,625,000, which was the estimated fair value of the consideration paid by the Company, after it was determined post-closing that the net negative working capital was approximately $1,387,000. The estimate was based on the consideration paid of $1,750,000 paid in cash, approximately $500,000 of contingent stock consideration related to Paladin exceeding the threshold EBITDA of $650,000 and the estimated contingent consideration related to Paladin exceeding the threshold EBITDA of $650,000 by approximately $75,000. A contingent liability of $375,000 was initially recorded related to this earn-out, which is five times the estimated EBITDA above the $650,000 threshold. Management does not expect to recover the negative working capital directly from the Seller, only a reduction in possible future earn-out payments. As of September 30, 2016, management revalued the contingent liability to the full $750,000 with a $375,000 loss recognized in the income statement.

The assets and liabilities of Paladin were recorded at their respective fair values as of the closing date of the Paladin Agreement, and the following table summarizes these values based on the estimated balance sheet at January 1, 2016.

The intangibles were recorded, based on the estimated fair value, which are expected to consist primarily of customer lists, trade name and a non-compete agreement with estimated lives of five to ten years and goodwill. Upon completion of an independent purchase price allocation and valuation, the allocation intangible assets will be adjusted accordingly.

F-26

(in Thousands)

$2,460	Assets Purchased
3,693	Liabilities Assumed
(1,233)	Net Assets Purchased
2,625	Purchase Price
$3,858	Intangible Asset from Purchase

Intangible asset detail

$947	Intangible asset customer list
615	Intangible asset trade name
242	Intangible asset non-compete agreement
2,054	Goodwill
$3,858	Intangible Asset from Purchase

Under the 338(h)(10) election, all goodwill and intangibles related to the acquisition of Paladin will be fully deductible for tax purposes.

Consolidated pro-forma unaudited financial statements

The following unaudited pro forma combined financial information is based on the historical financial statements of the Company and Scribe Solutions Inc., Agile Resources, Inc., Access Data Consulting Corporation and Paladin Consulting, Inc., after giving effect to the Company's acquisition as if the acquisitions occurred on October 1, 2014.

The following unaudited pro forma information does not purport to present what the Company's actual results would have been had the acquisitions occurred on October 1, 2014, nor is the financial information indicative of the results of future operations. The following table represents the unaudited consolidated pro forma results of operations for the years ended September 30, 2016 and 2015 as if the acquisition occurred on October 1, 2014. The pro forma results of operations for the year ended September 30, 2016 only include Paladin, as all other acquisitions either occurred prior to October 1, 2015 or had an immaterial effect on pro forma balances. Operating expenses have been increased for the amortization expense associated with the estimated fair value adjustment as of each acquisition during the respective period for the expected definite lived intangible assets. Operating expenses have been increased for the amortization expense associated with the fair value adjustment of definite lived intangible assets of approximately $50,000 more in 2016 and has been increased by approximately $1,250,000 in 2015.

(in Thousands, except per share data)

Pro Forma, unaudited	Year Ended September 30, 2016	Year Ended September 30, 2015

Net sales	$87,973	$95,000
Cost of sales	$63,322	$70,477
Operating expenses	$23,172	$24,337
Net income (loss)	$1,452	$(3,050)
Basic income (loss) per common share	$0.16	$(0.68)
Dilutive income (loss) per common share	$0.15	$(0.68)

F-27

The Company's consolidated financial statements for the years ended September 30, 2016 include the actual results of Scribe Solutions Inc., Agile Resources, Inc., Access Data Consulting Corporation and Paladin Consulting, Inc. since the date of acquisition, respectively.

Revenue and net income for each acquisition for the years ended September 30, 2016 included in the statement of operations (in Thousands)	Revenue	Net Income

Scribe Solutions, Inc.	$3,915	$655
Agile Resources, Inc.	$11,565	$839
Access Data Consulting Corporation	$19,211	$1,344
Paladin Consulting, Inc.	$14,697	$842

The Company's consolidated financial statements for the years ended September 30, 2015 include the actual results of Scribe Solutions Inc. and Agile Resources, Inc., since the date of acquisition, respectively.

Revenue and net income for each acquisition for the years ended September 30, 2015 included in the statement of operations (in Thousands)	Revenue	Net Income

Scribe Solutions, Inc.	$2,087	$362
Agile Resources, Inc.	$1,550	$182

13. Leases

The Company leases space for all of its branch offices, which are located either in downtown or suburban business centers, and for its corporate headquarters. Branch offices are generally leased over periods from three to five years. The corporate office lease expires in 2018. The leases generally provide for payment of basic rent plus a share of building real estate taxes, maintenance costs and utilities.

Rent expense was approximately $1,114,000 in fiscal 2016 and $761,000 in fiscal 2015. As of September 30, 2016, future minimum lease payments due under non-cancelable lease agreements having initial terms in excess of one year, including certain closed offices, equipment and facilities, totaled approximately $2,326,000, as follows: fiscal 2017 - $834,000, fiscal 2018 - $693,000, fiscal 2019 - $526,000, fiscal 2020 – $231,000, fiscal 2021 – $42,000, and thereafter - $2,326,000.

14. Segment Data

The Company provides the following distinctive services: (a) direct hire placement services, (b) temporary professional services staffing in the fields of information technology, engineering, medical, and accounting, and (c) temporary light industrial staffing. These distinct services can be divided into two reportable segments, Industrial Staffing Services and Professional Staffing Services. Selling, general and administrative expenses are not completely separately allocated among light industrial services and professional staffing services.

F-28

Unallocated Corporate expenses primarily include, certain executive compensation expenses and salaries, certain administrative salaries, corporate legal expenses, stock amortization expenses, consulting expenses, audit fees, corporate rent and facility costs, board fees, acquisition, integration and restructuring expenses and interest expense.

Segment Data

	Fiscal Year Ended
	September 30,
(In Thousands)	2016	2015

Industrial Staffing Services
Industrial services revenue	$21,916	$26,499
Industrial services gross margin	13.1%	12.3%
Operating Income	$539	$607
Depreciation & amortization	280	270
Accounts receivable – net	3,145	2,897
Intangible assets	908	1,121
Goodwill	1,083	1,083
Total assets	$7,448	$6,960

Professional Staffing Services
Permanent placement revenue	$6,909	$6,665
Placement services gross margin	100%	100%
Professional services revenue	54,249	10,223
Professional services gross margin	25.2%	31.5%
Operating income	$3,962	$251
Depreciation and amortization	1,587	354
Accounts receivable – net	8,424	3,259
Intangible assets	10,186	3,775
Goodwill	17,507	7,137
Total assets	$38,478	$19,914

Unallocated Expenses
Corporate administrative expenses	$1,709	$1,460
Corporate facility expenses	81	80
Board related expenses	19	238
Stock option amortization expense	793	340
Acquisition, integration and restructuring expenses	702	373
Total unallocated expenses	$3,304	$2,491

Consolidated
Total revenue	$83,074	$43,387
Operating income (loss)	1,197	(1,633)
Depreciation and amortization	1,867	624
Total accounts receivables – net	11,569	6,156
Intangible assets	11,094	4,896
Goodwill	18,590	8,220
Total assets	$45,926	$26,874

F-29

Item 9. Changes in and Disagreements with Accountants on Accounting and Financial Disclosure.

None.

Item 9A. Controls and Procedures.

We carried out an evaluation required by Rule 13a-15 of the Exchange Act under the supervision and with the participation of our management, including our Chief Executive Officer and Principal Financial Officer, of the effectiveness of the design and operation of the Company’s “disclosure controls and procedures” and “internal control over financial reporting” as of the end of the period covered by this Annual Report.

The evaluation of the Company’s disclosure controls and procedures and internal control over financial reporting included a review of our objectives and processes, implementation by us and the effect on the information generated for use in this Annual Report. In the course of this evaluation and in accordance with Section 302 of the Sarbanes Oxley Act, we sought to identify material weaknesses in our controls, to determine whether we had identified any acts of fraud involving personnel who have a significant role in our internal control over financial reporting that would have a material effect on our consolidated financial statements, and to confirm that any necessary corrective action, including process improvements, were being undertaken. Our evaluation of our disclosure controls and procedures is done quarterly and management reports the effectiveness of our controls and procedures in our periodic reports filed with the Securities and Exchange Commission. Our internal control over financial reporting is also evaluated on an ongoing basis by our executive management and by other individuals in our organization. The overall goals of these evaluation activities are to monitor our disclosure controls and procedures and internal control over financial reporting and to make modifications as necessary. We periodically evaluate our processes and procedures and make improvements as required.

Because of inherent limitations, disclosure controls and procedures and internal control over financial reporting may not prevent or detect misstatements. In addition, projections of any evaluation of effectiveness to future periods are subject to the risk that controls may become inadequate because of changes in conditions or that the degree of compliance with the policies or procedures may deteriorate. Management applies its judgment in assessing the benefits of controls relative to their costs. Because of the inherent limitations in all control systems, no evaluation of controls can provide absolute assurance that all control issues and instances of fraud, if any, within the Company have been detected. The design of any system of controls is based in part upon certain assumptions about the likelihood of future events, and there can be no assurance that any design will succeed in achieving its stated goals under all potential future conditions, regardless of how remote.

Disclosure Controls and Procedures

Disclosure controls and procedures are designed with the objective of ensuring that (i) information required to be disclosed in our reports filed under the Exchange Act is recorded, processed, summarized and reported within the time periods specified in the rules and forms of the Securities and Exchange Commission and (ii) information is accumulated and communicated to management, including our Chief Executive Officer and Principal Financial Officer, as appropriate to allow timely decisions regarding required disclosures. Based on their evaluation, our Chief Executive Officer and Principal Financial Officer have concluded that our disclosure controls and procedures were effective as of September 30, 2016.

Management’s Report on Internal Control over Financial Reporting

Our management is responsible for establishing and maintaining adequate internal control over financial reporting, as such term is defined in Exchange Act Rule 13a-15(f). Under the supervision and with the participation of our management, including our Principal Executive Officer and Chief Financial Officer, we conducted an evaluation of the effectiveness of our internal control over financial reporting based on the 2013 framework in Internal Control—Integrated Framework issued by the Committee of Sponsoring Organizations of the Treadway Commission. Internal control over financial reporting is a process designed to provide reasonable assurance regarding the reliability of financial reporting and the preparation of financial statements for external purposes in accordance with generally accepted accounting principles and includes those policies and procedures that (i) pertain to the maintenance of records that, in reasonable detail, accurately and fairly reflect the transactions and dispositions of the assets of the Company; (ii) provide reasonable assurance that transactions are recorded as necessary to permit the preparation of financial statements in accordance with generally accepted accounting principles and that receipts and expenditures of the Company are being made only in accordance with authorizations of our management and directors; and (iii) provide reasonable assurance regarding prevention or timely detection of unauthorized acquisition, use or disposition of the Company’s assets that could have a material effect on the financial statements. Based on the foregoing evaluation, our management concluded that our internal control over financial reporting was effective as of September 30, 2016.

There were no changes in our internal controls over financial reporting during the fourth quarter of the year ended September 30, 2016, that have materially affected, or are reasonably likely to materially affect, our internal control over financial reporting.

Item 9B. Other Information.

None

23

PART III

Item 10. Directors, Executive Officers and Corporate Governance.

DIRECTORS AND EXECUTIVE OFFICERS

Executive Officers

The named executive officers and directors of the Company as of December 21, 2016 are as follows:

Name	Age	Position
Derek Dewan	61	Chief Executive Officer, Chairman of the Board
Alex Stuckey	50	President and Chief Operating Officer
Andrew J. Norstrud	43	Chief Financial Officer, Treasurer and Director
George A. Bajalia *	58	Director
William M. Isaac*	72	Director
Dr. Arthur B. Laffer*	76	Director
Peter J. Tanous*	78	Director
Thomas C. Williams*	57	Director

* Indicates member of Audit, Compensation and Nominating Committees.

Derek Dewan – Chief Executive Officer, Chairman of the Board

Mr. Dewan, former Chairman and Chief Executive Officer (CEO) of Scribe Solutions, Inc. was elected Chairman of the Board of Directors and CEO of the Company effective April 1, 2015. Mr. Dewan was previously Chairman and CEO of MPS Group, Inc. In January 1994, Mr. Dewan joined AccuStaff Incorporated, MPS Group's predecessor, as President and Chief Executive Officer, and took that company public in August 1994. Under Mr. Dewan's leadership the company became a Fortune 1000 world-class, global multi-billion dollar staffing services provider through significant organic growth and strategic acquisitions. MPS Group grew to include a vast network of offices in the United States, Canada, the United Kingdom, Continental Europe, Asia and Australia. MPS Group experienced many years of continued success during Mr. Dewan's tenure and he led successful secondary stock offerings of $110 million and $370 million. The company was on the Wall Street Journal's "top performing stock list" for three consecutive years and included in the Standard and Poor’s (S&P) Mid-Cap 400. In 2009, Mr. Dewan was instrumental in the sale of MPS Group to the largest staffing company in the world, Adecco Group, for $1.3 billion.

Alex Stuckey, President and Chief Operating Officer

Mr. Stuckey joined the Company in April 2015 as its Chief Operating Officer and President. Mr. Stuckey was the President and Chief Operating Officer of Scribe Solutions, Inc. Prior to joining Scribe, Mr. Stuckey was the founder and Chief Executive Officer of Fire Fighters Equipment Co. Mr. Stuckey led that company from a start up to a multi-million dollar enterprise with substantial net profits through both organic and acquisition growth. At Fire Fighters, Mr. Stuckey developed unique marketing strategies, which were revolutionary to the industry. His efforts led to a successful stock sale of Fire Fighters to Cintas. Stuckey also has extensive experience in banking and finance, which he obtained after a successful career at Barnett Bank as a special assets officer. Mr. Stuckey graduated from Florida State University with a bachelor’s in Entrepreneurship and Business Enterprises.

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Andrew J. Norstrud – Chief Financial Officer, Treasurer and Director

Mr. Norstrud joined the Company in March 2013 as CFO and served as CEO from March 7, 2014 until April 1, 2015. Mr. Norstrud became a director of the Company on March 7, 2014. Prior to joining the Company, Mr. Norstrud was a consultant with Norco Accounting and Consulting from October 2011 until March 2013. From October 2005 to October 2011, Mr. Norstrud served as the Chief Financial Officer for Jagged Peak. Prior to his role at Jagged Peak, Mr. Norstrud was the Chief Financial Officer of Segmentz, Inc. (XPO Logistics), and played an instrumental role in the company achieving its strategic goals by pursuing and attaining growth initiatives, building a financial team, completing and integrating strategic acquisitions and implementing the structure required of public companies. Previously, Mr. Norstrud worked for Grant Thornton LLP and PricewaterhouseCoopers LLP and has extensive experience with young, rapid growth public companies. Mr. Norstrud earned a BA in Business and Accounting from Western State College and a Master of Accounting with a systems emphasis from the University of Florida. Mr. Norstrud is a Florida licensed Certified Public Accountant.

George A. Bajalia – Director

Mr. Bajalia joined the Company as a director in January 2015. Mr. Bajalia has over 30 years of business experience, with financial, operational and management expertise in many industries including the staffing industry. Since 2001, Bajalia has provided consulting, advisory and interim management services to executive management, boards, business owners and private equity firms. He has assisted them with implementing their growth and working capital strategies, turnarounds, recapitalizations and strategic objectives.

Mr. Bajalia started his career as a certified public accountant (CPA) at KPMG Peat Marwick in 1980. From 1984 to 1991, Bajalia worked in all areas of finance and as a portfolio company manager for an investment holding company based in Florida. In 1991 he became the chief financial officer (CFO) of one of the public company portfolio investments, Wickes Inc. The company was a leading multi-state distributor of building materials and manufacturer of building components in the US with approximately $1 billion in revenue. During his tenure with Wickes, Mr. Bajalia led the development and implementation of a turnaround and strategic business plan and a $300 million recapitalization including a public stock and bond offering.

From 1998 to 2001 Mr. Bajalia served as chief executive officer (CEO) and chief operating officer (COO) of the professional services division of MPS Group, Inc. (MPS), a publicly traded staffing company. This division had offices throughout the United States and the United Kingdom, and over $650 million in revenue and $80 million in pretax profits. Mr. Bajalia’s achievements with MPS included the integration of five specialty business units, which led to increased organic revenue growth of $200 million and pretax profits of $40 million within two years. He also served as a director of MPS.

Mr. Bajalia’s leadership and communication skills have earned him the reputation as a results-oriented manager. He received his B.S. in Accounting from Florida State University, is a licensed CPA and real estate broker, and is a member of several professional associations.

William M. Isaac – Director

Mr. Isaac joined the Company as a director in June 2015. A former Chairman of the Federal Deposit Insurance Corporation (“FDIC”), he has significant experience as a director on boards of directors of several public and private companies, including publicly traded (NYSE) staffing giant MPS Group, Inc., which was sold to the largest staffing firm in the world, Adecco Group for $1.3 billion in 2009. Mr. Isaac is presently a senior managing director of FTI Consulting, Inc. (“FTI”) and serves as Global Head of FTI’s Financial Institutions practice.

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Mr. Isaac has extensive experience in business, finance and governance. In 1986, he founded The Secura Group, a leading financial institutions consulting firm and operated the business until it was acquired by FTI in 2011. Prior to forming Secura, Mr. Isaac headed the FDIC during the banking crisis of the 1980s, serving under Presidents Carter and Reagan from 1978 through 1985. Mr. Isaac currently serves as a member of the board of TSYS, a leading worldwide payments system processing company, and is the former Chairman of Fifth Third Bancorp, one of the nation’s leading banking companies. Also, Isaac is a former member of the boards of Trans Union Corporation; The Associates prior to its sale to Citigroup and Amex Centurion Bank. He is involved extensively in thought leadership relating to the financial services industry. Mr. Isaac is the author of Senseless Panic: How Washington Failed America with a foreword by legendary former Federal Reserve Chairman Paul Volcker. Senseless Panic provides an inside account of the banking and S&L crises of the 1980s and compares that period to the financial crisis of 2008-2009. Mr. Isaac’s articles are published in the Wall StreetJournal, Washington Post, New York Times, American Banker, Forbes, Financial Times, Washington Times, and other leading publications. He also appears regularly on television and radio, testifies before Congress, and is a frequent speaker before audiences throughout the world.

Mr. Isaac served as chairman of the FDIC during one of the most tumultuous periods in US banking history. Some 3,000 banks and thrifts failed during the 1980s, including Continental Illinois and nine of the ten largest banks in Texas. The President appointed Mr. Isaac to the board of the FDIC at the age of 34, making him the youngest FDIC board member and chairman in history. Mr. Isaac also served as chairman of the Federal Financial Institutions Examination Council (1983-85), as a member of the Depository Institutions Deregulation Committee (1981–85), and as a member of the Vice President’s Task Group on Regulation of Financial Services (1984).

Mr. Isaac began his career as an attorney with Foley & Lardner and was a senior partner with Arnold & Porter. He holds a JD, summa cum laude, College of Law, The Ohio State University (“OSU”) and a B.S in economics and LLD (“honorary”) from Miami University, Oxford, Ohio. Isaac is involved with several charitable and not for profit organizations including current and past service on the OSU Foundation Board, member of the OSU “Presidents Club”, former Trustee of the Miami University Foundation Board and a member the University’s “Business Advisory Council”, Goodwill Industries and the Community Foundation of Sarasota, Fl. Bill received a “Distinguished Achievement Medal” in 1995 from Miami University and a “Distinguished Alumnus Award” in 2013 from OSU.

Dr. Arthur B. Laffer – Director

Dr. Laffer joined the Company as a director in January 2015. Dr. Arthur Laffer is the founder and chairman of Laffer Associates, an economic research and consulting firm. A former member of President Reagan’s Economic Policy Advisory Board during the 1980s, Dr. Laffer’s economic acumen and influence have earned him the distinction in many publications as “The Father of Supply-Side Economics”. He has served on several boards of directors of public and private companies, including staffing giant MPS Group, Inc., which was sold to Adecco Group for $1.3 billion in 2009. Dr. Laffer was previously a consultant to Secretary of the Treasury William Simon, Secretary of Defense Donald Rumsfeld, and Secretary of the Treasury George Shultz. In the early 1970s, Dr. Laffer was the first to hold the title of Chief Economist at the Office of Management and Budget (OMB) under Mr. Shultz.

Additionally, Dr. Laffer was formerly the Distinguished University Professor at Pepperdine University and a member of the Pepperdine Board of Directors. He also served as Charles B. Thornton Professor of Business Economics at the University of Southern California and as Associate Professor of Business Economics at the University of Chicago.

Laffer is credited with advancing the concept of supply-side economics when he drew a curve on the back of a napkin at a dinner meeting, showing that government tax receipts can sometimes increase when federal income tax rates are lowered. The Laffer Curve and supply–side economics served as the foundation for Reaganomics in the 1980s when Dr. Laffer served on the President’s Economic Policy Advisory Board from 1981 to 1989. Dr. Laffer has been recognized for his achievements in economics, having been featured in Time Magazine’s 1999 cover story, “The Century’s Greatest Minds”, for inventing the Laffer Curve, which Time deemed “one of a few of the advances that powered this extraordinary century”. Bloomberg BusinessWeek recently featured the Laffer Curve as part of “The 85 Most Disruptive Ideas in Our History”. A video is available on their website which features a re-creation of the famous drawing of the Laffer Curve with Donald Rumsfeld and Dick Cheney.

Dr. Laffer has received multiple awards for his economic work, including two Graham and Dodd Awards from the Financial Analyst Federation; the Distinguished Service Award by the National Association of Investment Clubs; the Adam Smith Award for his insights and contributions to the Wealth of Nations; and the Daniel Webster Award for public speaking by the International Platform Association. Dr. Laffer received a B.A. in economics from Yale University and an MBA and Ph.D. in economics from Stanford University.

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Peter J. Tanous – Director

Mr. Tanous joined the Company as a director in May 2015. He has served on several boards of directors of public and private companies, including staffing giant and publicly traded (NYSE) MPS Group, Inc. (“MPS”), which was sold to the largest staffing company in the world, Adecco Group for $1.3 billion in 2009. Mr. Tanous is Chairman of Lynx Investment Advisory of Washington D.C., an SEC registered investment advisory firm. In prior years, Mr. Tanous was International Regional Director with Smith Barney and a member of the executive committee of Smith Barney International, Inc. He served for ten years as executive vice president and a director of Bank Audi (USA) in New York, and was earlier chairman of Petra Capital Corporation in New York. A graduate of Georgetown University, he serves on the university’s investment committee and as a member of the Georgetown University Library Board.

Mr. Tanous’ book, Investment Gurus, published by Prentice Hall in 1997, received wide critical acclaim in financial circles and was chosen as a main selection of The Money Book Club. His subsequent book, The Wealth Equation, was also chosen as a Money Book Club main selection. Investment Visionaries, was published in August 2003 by Penguin Putnam and Kiplinger’s Build a Winning Portfolio, was published by Kaplan Press in January 2008. Tanous co-authored (with Dr. Arthur Laffer, the “Father of Supply Side Economics” and Stephen Moore, former Wall Street Journal writer and editorial board member) “The End of Prosperity,” published by Simon & Schuster in October 2008. His most recent book, Debt, Deficits and the Demise of the American Economy, co-authored with Jeff Cox, finance editor at CNBC, was published by Wiley in May 2011. In addition to Georgetown University, Tanous serves on several investment committees including: St. Jude Children’s Research Hospital and Lebanese American University.

Mr. Tanous’ experience as a director on corporate boards is extensive. At MPS Group (“MPS”), he served as chairman of the audit committee and on several other committees over many years. He gained significant staffing industry knowledge and experience as MPS was one of the largest companies in the U.S. in the field of professional staffing with specialization in accounting, engineering, health care and legal services including a significant concentration on information technology delivered through its “Modis” brand. Also, Mr. Tanous served on the board of Cedars Bank, Los Angeles, a California state commercial bank with branches in Orange County and San Francisco, and as a director at Worldcare Ltd., Cambridge, Mass, a company in the field of health care services and telemedicine diagnostics.

Thomas C. Williams – Director

Mr. Williams has served as a director of the Company since July 2009. Since 2005, Mr. Williams has served as acting Vice Chairman of Capital Management of Bermuda (previously Travelers of Bermuda), a company providing pension benefits for expatriates who have worked outside the U.S. and accrued benefits towards their retirement which are not covered by their domestic pension plans. Additionally, Mr. Williams has served as the Chief Executive Officer of Innova Insurance Ltd., a Bermuda based insurer, which provides extension risk to the Capital Markets on life insurance related assets from 2005 to 2009 when it was acquired. Mr. Williams is Chairman of the Nominating Committee and is a member of the Audit and Compensation Committees. The Company believes that Mr. Williams is qualified to sit on the Board of Directors because of his significant management experience.

All executive officers are elected annually by the Board of Directors at the first meeting of the Board of Directors held following each Annual Meeting of Shareholders, and they hold office until their successors are elected and qualified. There are no family relationships among any of the directors or executive officers of the Company.

Section 16(a) Beneficial Ownership Reporting Compliance

Section 16(a) of the Exchange Act requires the Company’s directors and officers, and persons who own more than 10% of a registered class of its equity securities, to file reports of ownership and changes in ownership (typically, Forms 3, 4 and/or 5) of such equity securities with the SEC. Such entities are also required by SEC regulations to furnish the Company with copies of all such Section 16(a) reports.

Based solely on a review of Forms 3 and 4 and amendments thereto furnished to the Company and written representations that no Form 5 or amendments thereto were required, the Company believes that during the fiscal year ended September 30, 2016 and 2015, its directors and officers, and greater than 10% beneficial owners, have complied with all Section 16(a) filing.

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Board of Directors Leadership Structure and Role in Risk Oversight

Our Board has no policy regarding the separation of the offices of Chairman of the Board and Chief Executive Officer. We currently combine the role of Chairman of the Board and Chief Executive Officer. The Board believes that Mr. Dewan’s service as both Chairman of the Board and Chief Executive Officer is in the best interests of the Company and its shareholders. Mr. Dewan possesses detailed and in-depth knowledge of the issues, opportunities and challenges facing the Company and its business and is thus best positioned to develop agendas that ensure that the Board’s time and attention are focused on the most critical matters. His combined role enables decisive leadership, ensures clear accountability and enhances the Company’s ability to communicate its strategy clearly and consistently to the Company’s shareholders, employees and customers.

Independent directors and management have different perspectives and roles in strategy development. The Company’s independent directors bring experience, oversight and expertise from outside the company and industry, while the management brings company-specific experience and expertise. The Board of Directors believes that a board of directors combined with independent board members and management is in the best interest of shareholders because it promotes strategy development and execution, and facilitates information flow between management and the Board of Directors, which are essential to effective governance.

The Board of Directors does not have a lead independent director. The Board of Directors provides overall risk oversight for the Company as part of its normal, ongoing responsibilities. It receives reports from Mr. Dewan, Mr. Norstrud and other members of senior management on a periodic basis on areas of risk facing the Company. In addition, Board of Directors committees oversee specific elements of risk or potential risk.

Director Independence

The Board of Directors has determined that each director, other than Mr. Dewan and Mr. Norstrud, is an independent director under the listing standards of the NYSE MKT. In addition, the Board of Directors has determined that each current member of the Audit Committee meets the additional independence criteria required for audit committee membership under the listing standards of the NYSE MKT and Rule 10A-3 of the Exchange Act.

Board of Directors and Committee Meetings

The Board of Directors meets on a regularly scheduled basis to review significant developments affecting the Company and to act on matters requiring Board of Directors approval. It also holds special meetings when an important matter requires Board of Directors action between scheduled meetings. The Board of Directors held 6 meetings during the last fiscal year. No director of the Company attended less than 75% of the total meetings of the Board of Directors and Committees on which such Board of Directors members served during this period.

The members of the Board of Directors are expected to attend the Company’s Annual Meeting of Shareholders. There are three standing committees of the Board of Directors, which are the Nominating Committee, the Audit Committee and the Compensation Committee.

Nominating Committee

The functions of the Nominating Committee are to assist the Board of Directors in identifying, interviewing and recommending to the Board of Directors qualified candidates to fill positions on the Board of Directors. The Nominating Committee met one time during fiscal 2016.

The Company does not have a policy regarding the consideration of diversity, however defined, in identifying nominees for director. Instead, in evaluating candidates to serve on the Company’s Board of Directors, consideration is given to the level of experience, financial literacy and business acumen of the candidate. In addition, qualified candidates for director are those who, in the judgment of the Nominating Committee, have significant decision-making responsibility, with business, legal or academic experience. The Nominating Committee will consider recommendations for Board of Directors candidates that are received from various sources, including directors and officers of the Company, other business associates and shareholders, and all candidates will be considered on an equal basis, regardless of source.

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Shareholders may contact the Nominating Committee to make such recommendations by writing in care of the Secretary of the Company, at 184 Shuman Blvd., Suite 420, Naperville, Illinois 60563. Submissions must be in accordance with the Company’s By-Laws and include: (a) a statement that the writer is a shareholder and is proposing a candidate for consideration by the Nominating Committee; (b) the name, address and number of shares beneficially owned by the shareholder; (c) the name, address and contact information of the candidate being recommended; (d) a description of the qualifications and business experience of the candidate; (e) a statement detailing any relationships between the candidate and the Company and any relationships or understandings between the candidate and the proposing shareholder; and (f) the written consent of the candidate that the candidate is willing to serve as a director if nominated and elected.

The Nominating Committee is presently composed of three non-employee, independent directors: Thomas C. Williams (Chairman), Dr. Arthur B. Laffer, and Peter J Tanous.

The Board of Directors has adopted a written charter for the Nominating Committee. The Nominating Committee Charter is not available on the Company’s website. A copy of the Nominating Committee Charter was attached as an appendix to the proxy statement prepared in connection with the January 21, 2011, Annual Meeting of Shareholders.

Audit Committee

The Audit Committee is primarily concerned with the effectiveness of the Company’s accounting policies and practices, its financial reporting and its internal accounting controls. In addition, the Audit Committee reviews and approves the scope of the annual audit of the Company’s books, reviews the findings and recommendations of the independent registered public accounting firm at the completion of their audit, and approves annual audit fees and the selection of an auditing firm. The Audit Committee met four times during fiscal 2016.

The Audit Committee is presently composed of four non-employee, independent directors: Peter J. Tanous (Chairman), Dr. Arthur B. Laffer, George A. Bajalia and William M. Isaac. Peter J. Tanous was appointed by the Board of Directors as the Chairman of the Audit Committee in July of 2016. The Board of Directors has determined that Mr. Bajalia, Dr. Laffer, Mr. Tanous and Mr. Isaac are all considered an “audit committee financial expert” as defined by rules of the SEC. The Board of Directors has determined that each audit committee financial expert meets the additional independence criteria required under the listing standards of the NYSE MKT and Rule 10A-3 of the Exchange Act.

The Board of Directors has adopted a written charter for the Audit Committee. The Audit Committee Charter is not available on the Company’s website. A copy of the Audit Committee Charter is attached to the form 10Q filed filed with the SEC on February 16, 2016.

Compensation Committee

The Compensation Committee has the sole responsibility for approving and evaluating the officer compensation plans, policies and programs. It may not delegate this authority. It meets as often as necessary to carry out its responsibilities. The Compensation Committee has the authority to retain compensation consultants, but has not done so. The Compensation Committee met one time during fiscal 2016.

In the past, the Compensation Committee has met each September to consider the compensation of the Company’s executive officers, including the establishment of base salaries and performance targets for the succeeding year, and the consideration of stock option awards. Management provides the Compensation Committee with such information as may be requested by the Compensation Committee, which in the past has included historical compensation information of the executive officers, tally sheets, internal pay equity statistics, and market survey data. Under the guidelines of the NYSE MKT, the Chief Executive Officer may not be present during the Compensation Committee’s deliberations regarding his compensation. If requested by the Committee, the Chief Executive Officer may provide recommendations regarding the compensation of the other officers.

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The Compensation Committee also has the responsibility to make recommendations to the Board of Directors regarding the compensation of directors.

The Compensation Committee is presently composed of three non-employee, independent directors: Dr. Arthur B. Laffer (Chairman), George A. Bajalia and Thomas C. Williams.

The Board of Directors has adopted a written charter for the Compensation Committee. The Compensation Committee Charter is not available on the Company’s website. A copy the Compensation Committee Charter was attached as an appendix to the proxy statement prepared in connection with the January 28, 2010, Annual Meeting of Shareholders.

Mergers and Acquisition Committee

The Mergers and Acquisition Committee has the responsibility for evaluating acquisitions and the necessary financing to complete the acquisitions that are determined by management to meet the minimum criteria for evaluation. The Mergers and Acquisitions Committee has the responsibility to keep the entire board informed of managements acquisitions and only after the Committee has determined an acquisition qualifies is the acquisition presented to the entire board for approval The Mergers and Acquisition Committee has the authority to retain compensation consultants, but has not done so. The Mergers and Acquisition Committee met twice during fiscal 2016.

The Mergers and Acquisition Committee is presently composed of three non-employee, independent directors: George A. Bajalia (Chairman), Dr. Arthur B. Laffer, and William M. Isaac.

Shareholder Communications

The Board of Directors has established a procedure by which shareholders of the Company can communicate with the Board of Directors. Shareholders interested in communicating with the Board of Directors as a group or with individual directors may do so, in writing. Correspondence to the directors should be sent by regular mail c/o the Secretary, General Employment Enterprises, Inc., 184 Shuman Blvd, Suite 420, Naperville, Illinois 60563. Any such correspondence will be reviewed by the Secretary, who will then forward it to the appropriate parties. Communications that are solicitations or deemed to be irrelevant to the Board of Directors’ responsibilities may be discarded, at the discretion of the Secretary.

Corporate Code of Ethics

We have a Code of Ethics that applies to all directors and employees, including our senior management team. The Code of Ethics is designed to deter wrongdoing, to promote the honest and ethical conduct of all employees and to promote compliance with applicable governmental laws, rules and regulations. We intend to satisfy the disclosure requirements under applicable SEC rules relating to amendments to the Code of Ethics or waivers from any provision thereof applicable to our principal executive officer, our principal financial officer and principal accounting officer by posting such information on our website pursuant to SEC rules.

Our Code of Ethics was attached as an exhibit to our Form 10-K filed with the SEC on March 29, 2013. In addition, you may obtain a printed copy of the Code of Ethics, without charge, by sending a request to: General Employment Enterprises, Inc., 184 Shuman Blvd., Suite 420, Naperville, Illinois 60563, Attn.: Secretary.

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Item 11. Executive Compensation.

EXECUTIVE COMPENSATION

Summary Compensation Information

The following table summarizes all compensation awarded to, earned by or paid to all individuals serving as the Company’s principal executive officer, its two most highly compensated executive officers other than the principal executive officer, and up to two additional individuals who were serving as executive officers at the end of the last completed fiscal year, for each of the last two completed fiscal years. These individuals are referred to throughout this proxy statement as the “named executive officers.”

Summary Compensation Table

Name and Principal Position	Fiscal Year	Salary ($)	Bonus ($)	Stock Awards ($)	Option Awards ($)	Non Equity Incentive Plan Compensation ($)	Nonqualified Deferred Compensation Earnings ($)		All Other Compensation ($)	Total ($)

Derek Dewan (1)	2016	130,000	-	-	-	-	-		-	130,000
Chief Executive Officer	2015	50,000	-	-	-	-	-		-	50,000

Alex Stuckey (2)	2016	174,000	-	-	-	-	-		-	174,000
Chief Operating Officer	2015	84,000	-	-	-	-	-		-	84,000

Andrew Norstrud	2016	246,000	-	-	-	-	-	(3)	-	246,000
Chief Financial Officer and Treasurer	2015	250,000	-	-	-	-	192,000	(3)	-	442,000

___________

(1)	Mr. Dewan was appointed as Chairman of the Board of Directors and the Chief Executive Officer of the Company on April 1, 2015.

(2)	Mr. Stuckey became the President and Chief Operating Officer on April 1, 2015.

(3)	Mr. Norstrud has served as Chief Financial Officer of the Company since March, 2013. Mr. Norstrud served as Chief Executive Officer of the Company from March 7, 2014 until April 1, 2015. Mr. Norstrud was granted options to purchase 30,000 shares of common stock during the fiscal year 2015 and was granted options to purchase 0 shares of common stock during fiscal year 2016.

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Employment and Change in Control Agreements

Andrew Norstrud: On August 13, 2013, the Company entered an employment agreement with Andrew J. Norstrud (the “Norstrud Employment Agreement”). The Norstrud Employment Agreement provided for a three-year term ending on March 29, 2016, unless employment is earlier terminated in accordance with the provisions thereof. Mr. Norstrud received a starting base salary at the rate of $200,000 per year which was adjusted by the Compensation Committee to $250,000 per year. Mr. Norstrud received options to purchase 20,000 shares of the Company’s common stock in connection with his execution of the Norstrud Employment Agreement, and is also entitled to receive an annual bonus based on criteria to be agreed to by Mr. Norstrud and the Compensation Committee. Mr. Norstrud was granted an additional option to purchase 100,000 and 20,000 shares of the Company’s common stock in connection with his employment with the Company. The Norstrud Employment Agreement contains standard termination, change of control, non-compete and confidentiality provisions. On July 24, 2015, the Company entered into an amendment to the Norstrud Employment Agreement pursuant to which Mr. Norstrud’s term of employment was extended to March 29, 2017. Additionally, the term will automatically extend for successive one year periods unless written notice is given by either party no later than 90 days prior to the expiration of the initial term.

Derek Dewan: On August 12, 2016, the Company entered an employment agreement with Derek Dewan (the “Dewan Employment Agreement”). The Dewan Employment Agreement provides for a five-year term ending on August 15, 2021, unless employment is earlier terminated in accordance with the provisions thereof and after the initial term has a standard 1 year automatic extension clause if there is no notice the Company of termination. Mr. Dewan received a starting base salary at the rate of $300,000 per year which can be adjusted by the Compensation Committee. Mr. Dewan is entitled to receive an annual bonus based on criteria to be agreed to by Mr. Dewan and the Compensation Committee. The Dewan Employment Agreement contains standard termination, change of control, non-compete and confidentiality provisions.

Option Awards

The option awards column represents the fair value of the stock options as measured on the grant date. The methods and assumptions used to determine the fair value of stock options granted are disclosed in “Note 10 - Stock Option Plans” in the notes to consolidated financial statements contained elsewhere herein.

All stock options awarded to the named executive officers during fiscal 2016 and 2015 were at option prices that were equal to the market price on the date of grant, had vesting dates three years or less after the date of grant, and had expiration dates ten years after the date of grant.

Outstanding Equity Awards at Fiscal Year-End

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Outstanding Equity Awards at Fiscal Year- End Table

The following table summarizes equity awards granted to Named Executive Officers and directors that were outstanding as of September 30, 2016:

	Option Awards					Stock Awards
Name	Number of Securities Underlying Unexercised Options: # Exercisable	Number of Securities Underlying Unexercised Options: # Unexercisable	Equity Incentive Plan Awards: Number of Securities Underlying Unearned and Unexercisable Options:	Option Exercise Price $	Option Expiration Date	# of Shares or Units of Stock That Have Not Vested #	Market Value of Shares or Units of Stock That Have Not Vested $	Equity Incentive Plan Awards: Number of Unearned Shares, Units or Other Rights That Have Not Vested #	Equity Incentive Plan Awards: Market of Payout Value of Unearned Shares, Units or Other Rights That Have Not Vested $

Derek Dewan, Chief Executive Officer	-	-	-	-	-	-	-	-	-

Alex Stuckey, President and Chief Operating Officer	-	-	-	-	-	-	-	-	-

Andrew Norstrud,	20,000	20,000	-	2.50	1/27/2024	-	-	-	-
Chief Financial Officer and Treasurer	100,000	-	-	3.50	3/04/2024	-	-	-	-
	10,000	-	-	7.00	7/24/2025	-	-	-	-

Retirement Benefits

The Company does not maintain a tax-qualified defined benefit retirement plan for any of its executive officers or employees. The Company has a 401(k) retirement plan in which all full-time employees may participate after one year of service.

DIRECTOR COMPENSATION

Compensation of Directors

Under the Company’s standard compensation arrangements that were in effect during fiscal 2015, each non-employee director received a monthly retainer of $2,000. This was discontinued as of April 18, 2015 and the members of the Board of Directors have only received stock options for their services as board members. Employees of the Company did not receive any additional compensation for service on the Board of Directors.

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The following table sets forth information concerning the compensation paid to each of the non-employee directors during fiscal 2016:

Director Compensation

Name	Fees Earned or Paid in Cash ($)	Option Awards (1) ($)	Total ($)

George A. Bajalia	18,750	-	18,750
William M. Isaac	-	77,000	77,000
Dr. Arthur B. Laffer	-	77,000	77,000
Peter J. Tanous	-	77,000	77,000
Thomas C. Williams	-	-	-

(1)	The aggregate number of outstanding option awards at the end of fiscal 2016 were as follows for each of the non-employee directors: George A. Bajalia – none, William M. Isaac – 20,000, Dr. Arthur B. Laffer – 20,000, Peter J. Tanous – 20,000 and Thomas C. Williams – none.

Option Awards

The option awards column represents the fair value of the stock options as measured on the grant date. The methods and assumptions used to determine the fair value of stock options granted are disclosed in “Note 10 - Stock Option Plans” in the notes to consolidated financial statements in the Company’s Annual Report for fiscal 2016.

Item 12. Security Ownership of Certain Beneficial Owners and Management and Related Stockholder Matters.

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

The following table sets forth information concerning the beneficial ownership of our voting securities as of December 21, 2016 by (i) each person who is known by us, based solely on a review of public filings, to be the beneficial owner of more than 5% of any class of our outstanding voting securities, (ii) each director, (iii) each executive officer named in the Summary Compensation Table and (iv) all executive officers and directors as a group.

Under applicable SEC rules, a person is deemed to be the “beneficial owner” of a voting security if such person has (or shares) either investment power or voting power over such security or has (or shares) the right to acquire such security within 60 days by any of a number of means, including upon the exercise of options or warrants or the conversion of convertible securities. A beneficial owner’s percentage ownership is determined by assuming that options, warrants and convertible securities that are held by the beneficial owner, but not those held by any other person, and which are exercisable or convertible within 60 days, have been exercised or converted.

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Unless otherwise indicated, we believe that all persons named in the table below have sole voting and investment power with respect to all voting securities shown as being owned by them. Unless otherwise indicated, the address of each beneficial owner in the table below is care of General Employment Enterprises, Inc., 184 Shuman Blvd, Suite 420, Naperville, Illinois 60563.

Name and Address of Beneficial Owner	Amount and Nature of Beneficial Ownership		Percent of Class(1)
Directors and Executive Officers
Derek Dewan	443,266	(2)	4.35%
Andrew J. Norstrud	135,000	(3)	1.31%
Dr. Arthur Laffer	93,571	(4)	*	%
Thomas Williams	55,000	(5)	*	%
Peter Tanous	14,000	(6)	*	%
William Isaac	42,500	(7)	*	%
George A. Bajalia	48,571	(8)	*	%
Alex Stuckey	2,080,300	(9)	20.40%
Current directors and executive officers as a group (8 individuals)	2,873,300		28.53%
5% or Greater Holders
Brittany M. Dewan as Trustee of the Derek E. Dewan Irrevocable Living Trust II dated the 27th of July, 2010	655,042	(10)	6.43%

__________

*	Represents less than 1%.

(1)	Based on 9,378,892 shares issued and outstanding as of December 21, 2016.

(2)

Represents 154,630 shares of common stock that Mr. Dewan owns independently. The remaining 288,636 shares can be acquired by Mr. Dewan upon the exercise of 288,636 common stock purchase warrants of the Company, at an exercise price of $2.00 per share. Mr. Dewan beneficially owns 443,266 shares and has sole voting and dispositive power over the shares.

(3)

Represents (i) 5,000 shares of Common Stock, and (ii) 150,000 shares of Common Stock issuable upon the exercise of stock options approximately 130,000 are currently exercisable and included in the ownership table.

(4)

Represents (i) 78,571 shares of Common Stock, and (ii) 55,000 shares of Common Stock issuable upon the exercise of stock options approximately 15,000 are currently exercisable and included in the ownership table.

(5)

Represents (i) 15,000 shares of common stock, (ii) 40,000 shares issuable upon the exercise of stock options of which approximately 40,000 are currently exercisable and included in the ownership table.

(6)

Represents (i) 4,000 shares of Common Stock, and (ii) 50,000 shares issuable upon the exercise of stock options of which approximately 10,000 are currently exercisable and included in the ownership table.

(7)

Represents (i) 30,000 shares of Common Stock and (ii) 42,500 shares issuable upon the exercise of stock options of which approximately 12,500 are currently exercisable and included in the ownership table.

(8)

Represents (i) 28,571 shares of Common Stock owned through Landmark Financial Corp, and (ii) 40,000 shares issuable upon the exercise of stock options of which approximately 20,000 are currently exercisable and included in the ownership table. Mr. Bajalia beneficially owns 28,571 shares of Common Stock and has sole voting and dispositive power over these shares.

(9)

Represents 150,000 shares of common stock that Mr. Stuckey acquired as a member of JOB LLC when JOB LLC distributed its assets to its members. Mr. Stuckey owns 1,637,663 shares of common stock from the conversion of 320,000 shares of the Company’s Series A Convertible Preferred Stock. The remaining 288,636 Shares can be acquired by Mr. Stuckey upon the exercise of 288,636 common stock purchase warrants of the Company, at an exercise price of $2.00 per share. Mr. Stuckey beneficially owns 2,076,234 shares of common stock and has sole voting and dispositive power over the shares.

(10)

Ms. Brittany M. Dewan is the trustee of the Derek E. Dewan Irrevocable Living Trust II Dated the 27th of July, 2010. Ms. Dewan has the sole voting power and sole dispositive power over the 655,042 shares of Common Stock.

35

Item 13. Certain Relationships and Related Transactions, and Director Independence.

Director Independence

Our Board of Directors is responsible to make independence determinations annually with the assistance of the Nominating Committee. Such independence determinations are made by reference to the independence standard under the definition of “independent director” under the NYSE MKT Listed Company Manual. Our Board of Directors has affirmatively determined that George A. Bajalia, William Isaac, Dr. Arthur B. Laffer, Peter Tanous, and Thomas C. Williams satisfy the independence standards under the NYSE MKT Listed Company Manual.

In addition to the independence standards provided in the NYSE MKT Listed Company Manual, our Board of Directors has determined that each director who serves on our Audit Committee satisfies standards established by the SEC providing that, in order to qualify as “independent” for the purposes of membership on that committee, members of audit committees may not (1) accept directly or indirectly any consulting, advisory or other compensatory fee from the Company other than their director compensation or (2) be an affiliated person of the Company or any of its subsidiaries. The Board of Directors has also determined that each member of the Compensation Committee satisfies the newly-adopted NYSE MKT standards for independence of Compensation Committee members, which became effective on July 1, 2013.

Related Party Transactions

Other than as disclosed below, except for the Norstrud Employment Agreement and the Dewan Employment Agreement described in "Executive Compensation" above, there have been no transactions since October 1, 2014, or any currently proposed transaction or series of similar transactions to which the Company was or is to be a party, in which the amount involved exceeds $120,000 and in which any current or former director or officer of the Company, any 5% or greater shareholder of the Company or any member of the immediate family of any such persons had or will have a direct or indirect material interest.

In April 2015, the Company entered into a stock exchange agreement with Brittany M. Dewan as Trustee of the Derek E. Dewan Irrevocable Living Trust II dated the 27th of July, 2010, Brittany M. Dewan, individually, Allison Dewan, individually, Mary Menze, individually, and Alex Stuckey, individually (collectively, the “Scribe Shareholders”), pursuant to which the Company acquired 100% of the outstanding stock of Scribe Solutions Inc., a provider of data entry assistants (medical scribes) who specialize in electronic medical records (EMR) services for emergency departments, specialty physician practices and clinics (“Scribe”), from the Scribe Shareholders for 640,000 shares of Series A Preferred Stock of the Company. In addition, the Company exchanged warrants to purchase up to 635,000 shares of the Company’s common stock, for $2.00 per share, with a term of 5 years (the “Warrants”), for Scribe warrants held by two individuals. The issuances of the Series A Preferred Stock and Warrants by the Company was effected in reliance on the exemptions from registration afforded by Section 4(a)(2) of the Securities Act of 1933, and Rule 506 of Regulation D promulgated thereunder.

Under its charter, the Audit Committee of our Board of Directors is responsible to review and approve or ratify any transaction between the Company and a related person that is required to be disclosed under the rules and regulations of the SEC. Our management is responsible for bringing any such transaction to the attention of the Audit Committee. In approving or rejecting any such transaction, the Audit Committee considers the relevant facts and circumstances, including the material terms of the transaction, risks, benefits, costs, availability of other comparable services or products and, if applicable, the impact on a director’s independence.

36

Item 14. Principal Accountant Fees and Services.

The Audit Committee of the Company’s Board of Directors has selected Friedman, LLP to serve as the Company’s independent registered public accounting firm and to audit the Company’s consolidated financial statements for the fiscal years ending September 30, 2016 and 2015. Friedman LLP has served as the Company’s independent registered public accounting firm since November 29, 2012.

The following table presents fees billed by Friedman, LLP for the following professional services rendered for the Company for the fiscal years ended September 30, 2016 and 2015:

	Fiscal 2016	Fiscal 2015

Audit fees	$163,000	$160,000
Audit-related fees	143,000	18,500
Tax fees	—	—
All other fees	—	—

“Audit fees” relate to services for the audit of the Company’s consolidated financial statements for the fiscal year and for reviews of the interim consolidated financial statements included in the Company’s quarterly reports filed with the SEC.

“Audit-related fees” relate to services that are reasonably related to the audit of the Company’s consolidated financial statements and are not included in “audit fees.” These services include audits of the Company’s 401(k) retirement plan and audits related to acquisitions and S-8 filings.

The Audit Committee’s policy is to pre-approve all audit and non-audit services provided by the independent registered public accounting firm, and to not engage them to perform the specific non-audit services proscribed by law or regulation. At the beginning of each fiscal year, the Audit Committee meets with the independent registered public accounting firm and approves the fees and services to be performed for the ensuing year. On a quarterly basis, the Audit Committee reviews the fees billed for all services provided for the year to date, and it pre-approves additional services if necessary. The Audit Committee’s pre-approval policies allow management to engage the independent registered public accounting firm for consultations on tax or accounting matters up to an aggregate of $10,000 annually. All fees listed in the table above were approved in accordance with the Audit Committee’s policies.

37

PART IV

Item 15. Exhibits and Financial Statement Schedules.

Exhibits

The following exhibits are filed as part of this report:

No.	Description of Exhibit

2.01

Securities Purchase and Tender Offer Agreement, dated March 30, 2009, by and among GEE Group Inc. and PSQ, LLC. Incorporated by reference to Exhibit 2.1 to the Company’s Current Report on Form 8-K dated March 30, 2009, Commission File No. 1-05707.

2.02	Acquisition of Assets of On-Site Services dated June 2. 2010. Incorporated by reference to Exhibit 2.1 to the Company’s Current Report on Form 8-K dated June 8, 2010, File No. 1-05707.

2.03

Financial Statements of On-Site Services dated August 16, 2010, Incorporated by reference to Exhibit 99.1, Exhibit 99.2 and Exhibit 99.3 to the Company’s Current Report on Form 8-K dated August 16, 2010, File No. 1-05707.

3.01

Articles of Incorporation and amendments thereto. Incorporated by reference to Exhibit 3 to the Company’s Quarterly Report on Form 10-QSB for the quarter ended March 31, 1996, Commission File No. 1-05707.

3.02	Amended and Restated Articles of Incorporation. Incorporated by reference to Exhibit 3(i) to the Company’s Form 8-K filed with the Commission on December 6, 2013.

3.03	By-Laws of GEE Group Inc. as amended June 30, 2009. Incorporated by reference to Exhibit 3.1 to the Company’s Current Report on Form 8-K dated March 30, 2009, Commission File No. 1-05707

3.04

Certificate of designation of series a convertible preferred stock of GEE Group Inc. Incorporated by reference to Exhibit 3.04 to the Company’s Annual Report on Form 10-K filed with the SEC on December 22, 2014.

3.05

Articles of Amendment to the Amended and Restated Articles of Incorporation of the Company Reflecting the Reverse Stock Split. Incorporated by reference to Exhibit 3.1 to the Company’s Current Report on Form 8-K filed with the Commission on October 9, 2015

3.06

Articles of Amendment to the Amended and Restated Articles of Incorporation of the Company Reflecting the Capital Increase. Incorporated by reference to Exhibit 3.2 to the Company’s Current Report on Form 8-K filed with the Commission on October 9, 2015

3.07

Articles of Amendment to the Amended and Restated Articles of Incorporation of the Company. Incorporated by reference to Exhibit 3.1 to the Company’s Current Report on Form 8-K filed with the Commission on July 14, 2016

4.01

Rights Agreement dated as of February 4, 2000, between GEE Group Inc. and Continental Stock Transfer and Trust Company, as Rights Agent. Incorporated by reference to Exhibit 1 to the Company’s Registration Statement on Form 8-A filed with the Securities and Exchange Commission on February 7, 2000, Commission File No. 1-05707.

4.02

Amendment No. 1 to Rights Agreement, dated as of March 30, 2009, by and between General Employment Enterprises, Inc. and Continental Stock Transfer and Trust Company, as Rights Agent. Incorporated by reference to Exhibit 4.1 to the Company’s Registration Statement on Form 8-A/A filed with the Securities and Exchange Commission on March 31, 2009, Commission File No. 1-05707.

38

4.03

Subordinated Nonnegotiable Promissory Note dated October 4, 2015 from GEE Group Inc. to William Daniel Dampier and Carol Lee Dampier. Incorporated by reference to Exhibit 4.1 to the Company’s Form 8-K filed with the Commission on October 7, 2015.

4.04

Promissory Note dated October 2, 2015 from GEE Group Inc. to JAX Legacy – Investment 1, LLC. Incorporated by reference to Exhibit 4.2 to the Company’s Form 8-K filed with the Commission on October 7, 2015.

4.05

Form of Contingent Promissory Note issuable by the Company. to Enoch S. Timothy and Dorothy Timothy. Incorporated by reference to Exhibit 4.1 to the Company’s Current Report on Form 8-K filed with the Commission on January 4, 2016

10.01*

Key Manager Plan, adopted May 22, 1990. Incorporated by reference to Exhibit 10(h) to the Company’s Annual Report on Form 10-K for the fiscal year ended September 30, 1990, Commission File No. 1-05707.

10.02*	GEE Group Inc. 1995 Stock Option Plan. Incorporated by reference to Exhibit 4.1 to the Company’s Form S-8 Registration Statement dated April 25, 1995, Registration No. 33-91550.

10.03*	Second Amended and Restated GEE Group Inc. 1997 Stock Option Plan. Incorporated by reference to Exhibit 10.03 to the Company’s Annual Report on Form 10-K filed with the SEC on January 8, 2010.

10.04*	GEE Group Inc. 1999 Stock Option Plan. Incorporated by reference to Exhibit 10 of the Company’s Quarterly Report on Form 10-Q for the quarter ended March 31, 1999, Commission File No. 1-05707.

10.05*

Chief Executive Officer Bonus Plan, adopted September 24, 2001. Incorporated by reference to Exhibit 10.11 to the Company’s Annual Report on Form 10-K for the fiscal year ended September 30, 2001, Commission File No. 1-05707.

10.06*

Operational Vice President Bonus Plan effective for fiscal years beginning on or after October 1, 2004. Incorporated by reference to Exhibit 10.01 to the Company’s Quarterly Report on Form 10-QSB for the quarterly period ended December 31, 2004, Commission File No. 1-05707.

10.07*

Form of stock option agreement under the GEE Group Inc. 1997 Stock Option Plan. Incorporated by reference to Exhibit 99.01 to the Company’s current report on Form 8-K dated September 25, 2006, Commission File No. 1-05707.

10.08*

Chief Executive Officer Bonus Plan Amendment 1, effective for fiscal years beginning on or after October 1, 2006. Incorporated by reference to Exhibit 10.01 to the Company’s quarterly report on Form 10-QSB for the quarterly period ended December 31, 2006, Commission File No. 1-05707.

10.09*

Form of director stock option agreement under the Amended and Restated GEE Group Inc., 1997 Stock Option Plan. Incorporated by reference to Exhibit 10.15 to the Company’s Annual Report on Form 10-KSB for the fiscal year ended September 30, 2007, Commission File No. 1-05707.

10.10*

Form of stock option agreement under the GEE Group Inc. 1999 Stock Option Plan. Incorporated by reference to Exhibit 10.16 to the Company’s Annual Report on Form 10-KSB for the fiscal year ended September 30, 2007, Commission File No. 1-05707.

10.11*

Form of indemnity agreement with directors and officers, adopted November 19, 2007. Incorporated by reference to Exhibit 10.20 to the Company’s Annual Report on Form 10-KSB for the fiscal year ended September 30, 2007, Commission File No. 1-05707.

39

10.12*

Escrow Agreement, dated as of March 30, 2009, by and among GEE Group Inc., PSQ, LLC and Park Avenue Bank, as escrow agent. Incorporated by reference to Exhibit 10.1 to the Company’s Current Report on Form 8-K dated March 30, 2009, Commission File No. 1-05707.

10.13*

Consulting Agreement, dated as of March 30, 2009, by and among Herbert F. Imhoff, Jr., GEE Group Inc. and PSQ LLC. Incorporated by reference to Exhibit 10.2 to the Company’s Current Report on Form 8-K dated March 30, 2009, Commission File No. 1-05707.

10.14*

Registration Rights Agreement, dated as of March 30, 2009, by and between GEE Group Inc., PSQ, LLC and Herbert F. Imhoff, Jr. Incorporated by reference to Exhibit 10.3 to the Company’s Current Report on Form 8-K dated March 30, 2009, Commission File No. 1-05707.

10.15*

Amendment No. 1, dated as of June 22, 2009, to Consulting Agreement, dated as of March 30, 2009, by and among Herbert F. Imhoff, Jr., GEE Group Inc. and PSQ LLC. Incorporated by reference to Exhibit 10.2 to the Company’s Current Report on Form 8-K dated June 22, 2009, Commission File No. 1-05707.

10.16*

Employment Agreement between GEE Group Inc. and Kent M. Yauch, dated June 26, 2009. Incorporated by reference to Exhibit 10.4 to the Company’s Current Report on Form 8-K dated June 22, 2009, Commission File No. 1-05707.

10.17*

Employment Agreement between GEE Group Inc. and Marilyn L. White, dated June 26, 2009. Incorporated by reference to Exhibit 10.5 to the Company’s Current Report on Form 8-K dated June 22, 2009, Commission File No. 1-05707.

10.18*

Form of director stock option under the Second Amended and Restated GEE Group Inc., 1997 Stock Option Plan. Incorporated by reference to Appendix A to the Company’s Definitive Information Statement filed with the SEC on October 16, 2009.

10.19*

Form of employee stock option under the Second Amended and Restated GEE Group Inc. 1997 Stock Option Plan. Incorporated by reference to Appendix A to the Company’s Definitive Information Statement filed with the SEC on October 16, 2009.

10.20*

Amendment No. 4 dated as of February 5, 2010 to Statement of Acquisition of Beneficial Ownership by Herbert F. Imhoff, Jr. Incorporated by reference to Form SC 13D dated February 5, 2010, Commission File No. 5-40677.

10.21

Account Purchase Agreement dated as December 14, 2010 by and betweenWells Fargo Bank, National Association and Triad Personnel Services, Inc., the Company, BMPS, Inc., BMCH, Inc. d/b/a Triad Personnel Services, and BMCH PA, Inc. d/b/a Triad Temporaries (the “Account Purchase Agreement”). Incorporated by reference to Exhibit 10.01 to the Company’s Quarterly Report on Form 10-Q for the quarterly period ended March 31, 2011, Commission File No. 001-05707.

10.22	First Amendment to Account Purchase Agreement dated May 2, 2011. Incorporated by reference to Exhibit 10.22 to the Company’s Annual Report on Form 10-K filed with the SEC on March 29, 2013.

10.23

Second Amendment to Account Purchase Agreement dated as February 15, 2012. Incorporated by reference to Exhibit 99.1 to the Company’s Current Report on Form 8-K dated March 30, 2012, Commission File No. 001-05707.

10.24	Third Amendment to Account Purchase Agreement dated September 25, 2012. Incorporated by reference to Exhibit 10.24 to the Company’s Annual Report on Form 10-K filed with the SEC on March 29, 2013.

10.25	Fourth Amendment to Account Purchase Agreement dated December 14, 2012. Incorporated by reference to Exhibit 10.25 to the Company’s Annual Report on Form 10-K filed with the SEC on March 29, 2013.

10.26	Fifth Amendment to Account Purchase Agreement dated as January 14, 2013. Incorporated by reference to Exhibit 10.26 to the Company’s Annual Report on Form 10-K filed with the SEC on March 29, 2013.

40

10.27

Asset Purchase Agreement, dated as of August 31, 2011, by and among GEE Group Inc., Ashley Ellis LLC and Brad A. Imhoff. Incorporated by reference to Exhibit 2.1 to the Company’s Current Report on Form 8-K dated September 7, 2011, Commission File No. 001-05707.

10.28

Registration Rights Agreement, dated as of August 31, 2011, by and between GEE Group Inc. and Ashley Ellis LLC. Incorporated by reference to Exhibit 10.1 to the Company’s Current Report on Form 8-K dated September 7, 2011, Commission File No. 001-05707.

10.29

Employment Agreement, dated as of August 31, 2011, by and between GEE Group Inc., and Katy M. Imhoff. Incorporated by reference to Exhibit 10.2 to the Company’s Current Report on Form 8-K dated September 7, 2011, Commission File No. 001-05707.

10.30

Change of Control Agreement, dated as of August 31, 2011, by and between GEE Group Inc. and Katy M. Imhoff. Incorporated by reference to Exhibit 10.3 to the Company’s Current Report on Form 8-K dated September 7, 2011, Commission File No. 001-05707.

10.31

Employment Agreement, dated as of September 1, 2011, by and between GEE Group Inc., and Salvatore J. Zizza. Incorporated by reference to Exhibit 10.4 to the Company’s Current Report on Form 8-K dated September 7, 2011, Commission File No. 001-05707.

10.32

Change of Control Agreement, dated as of September 1, 2011, by and between GEE Group Inc. and Salvatore J. Zizza. Incorporated by reference to Exhibit 10.5 to the Company’s Current Report on Form 8-K dated September 7, 2011, Commission File No. 001-05707.

10.33

Employment Agreement, dated as of August 31, 2011, by and between GEE Group Inc. and Brad A. Imhoff. Incorporated by reference to Exhibit 10.6 to the Company’s Current Report on Form 8-K dated September 7, 2011, Commission File No. 001-05707.

10.34

Change of Control Agreement, dated as of August 31, 2011, by and between GEE Group Inc. and Brad A. Imhoff. Incorporated by reference to Exhibit 10.7 to the Company’s Current Report on Form 8-K dated September 7, 2011, Commission File No. 001-05707.

10.35

Registration Rights Agreement, effective as of December 30, 2010, by and among GEE Group Inc., Triad Personnel Services, Inc., DMCC Staffing, LLC and RFFG of Cleveland, LLC. Incorporated by reference to Exhibit 10.1 to the Company’s Current Report on Form 8-K dated January 5, 2011, Commission File No. 001-05707.

10.36	GEE Group Inc. 2011 Incentive Plan. Incorporated by reference as Appendix B to the Company’s Proxy Statement dated January 23, 2012, Commission File No. 1-05707.*

10.37	Sixth Amendment to Account Purchase Agreement dated as March 27, 2013. Incorporated by reference to Exhibit 10.37 to the Company’s Annual Report on Form 10-K filed with the SEC on March 29, 2013.

41

10.38	Amended and Restated Employment Agreement with Brad A. Imhoff dated June 26, 2013. Incorporated by reference to Exhibit 10.1 to the Company’s Form 8-K filed with the Commission on July 1, 2013.

10.39	Amended and Restated Employment Agreement with Katy Imhoff dated June 26, 2013. Incorporated by reference to Exhibit 10.2 to the Company’s Form 8-K filed with the Commission on July 1, 2013.

10.40	Executive Employment Agreement with Andrew Norstrud, dated March 29, 2013. Incorporated by reference to Exhibit 10.38 to the Company’s Form 10-Q filed with the Commission on August 15, 2013.

10.41

Amendment to Asset Purchase Agreement by and among DMCC Staffing, LLC, RFFG of Cleveland, LLC, the Company and Triad Personnel Services, Inc., dated April 17, 2013. Incorporated by reference to Exhibit 10.1 to the Company’s Form 8-K filed with the Commission on April 24, 2013.

10.42	GEE Group Inc. 2013 Incentive Stock Plan, effective July 23, 2013. Incorporated by reference as Exhibit A to the Company’s Proxy Statement dated August 21, 2013, Commission File No. 001-05707.*

10.43

Loan and Security agreement and betweenKeltic Financial Partners II, LLP and GEE Group Inc., Triad Personnel Services, Inc., BMPS, Inc., BMCH, Inc. d/b/a Triad Personnel Services, and BMCH PA, Inc., Triad Logistics (the “Loan Agreement”). Incorporated by reference to Exhibit 10.43 to the Company’s Form 10-K filed with the Commission on January 13, 2014.

10.44

Second Amendment to Loan and Security agreement and betweenACF FINCO I LP (successor-in-interest to Keltic Financial Partners II, LP) and GEE Group Inc., Triad Personnel Services, Inc., BMPS, Inc., BMCH, Inc. d/b/a Triad Personnel Services, and BMCH PA, Inc., Triad Logistics (the “Loan Agreement”). Incorporated by reference to Exhibit 10.44 to the Company’s Annual Report on Form 10-K filed with the SEC on December 22, 2014.

10.45

Securities Purchase Agreement by and between GEE Group Inc. and Aracle SPF I, LLC dated March 31, 2014. Incorporated by reference to Exhibit 10.1 to the Company’s Form 10-Q filed with the Commission on May 20, 2014.

10.46

First Amendment and Waiver to the Loan and Security Agreement between GEE Group Inc. and Keltic Financial Partners II, LP, dated September 27, 2013 Incorporated by reference to Exhibit 10.2 to the Company’s Form 10-Q filed with the Commission on May 20, 2014.

10.47	Convertible Note Issued to Brio Capital Master Fund, Ltd. Dated August 6, 2014. Incorporated by reference to Exhibit 10.1 to the Company’s Form 10-Q filed with the Commission on August 14, 2014.

10.48

Securities Purchase Agreement by and between GEE Group Inc. and Brio Capital Master Fund, Ltd. dated August 6, 2014. Incorporated by reference to Exhibit 10.2 to the Company’s Form 10-Q filed with the Commission on August 14, 2014.

10.49

Stock Exchange Agreement by and between GEE Group Inc., Brittany M. Dewan as Trustee of the Derek E. Dewan Irrevocable Living Trust II dated the 27th of July, 2010, Brittany M. Dewan, individually, Allison Dewan, individually, Mary Menze, individually, and Alex Stuckey, individually. Incorporated by reference to Appendix B of Schedule 14C filed on March 6, 2015.

42

10.50

The Amendment to the Employment Agreement by and among GEE Group Inc. and Mr. Andrew J. Norstrud, effective as of July 24, 2015. Incorporated by reference to Exhibit 10.1 to the Company’s Form 8-K filed with the Commission on July 28, 2015.

10.51

Stock Purchase Agreement dated July 31, 2015 by and between GEE Group Inc. and Tricia Dempsey. Incorporated by reference to Exhibit 10.1 to the Company’s Form 8-K filed with the Commission on August 4, 2015.

10.52

Stock Purchase Agreement dated October 4, 2015 by and among GEE Group Inc., William Daniel Dampier and Carol Lee Dampier. Incorporated by reference to Exhibit 10.1 to the Company’s Form 8-K filed with the Commission on October 7, 2015.

10.53

Subordinated Security Agreement dated October 4, 2015 by and among GEE Group Inc., William Daniel Dampier and Carol Lee Dampier. Incorporated by reference to Exhibit 10.2 to the Company’s Form 8-K filed with the Commission on October 7, 2015.

10.54

Registration Rights Agreement dated October 2, 2015 by and between GEE Group Inc. and JAX Legacy – Investment 1, LLC. Incorporated by reference to Exhibit 10.3 to the Company’s Form 8-K filed with the Commission on October 7, 2015.

10.55

Subscription Agreement dated October 2, 2015 by and between GEE Group Inc. and JAX Legacy – Investment 1, LLC. Incorporated by reference to Exhibit 10.4 to the Company’s Form 8-K filed with the Commission on October 7, 2015.

10.56

Stock Purchase Agreement dated as of January 1, 2016 by and among General Employment Enterprises, Inc., Enoch S. Timothy and Dorothy Timothy. Incorporated by reference to Exhibit 10.1 to the Company’s Current Report on Form 8-K filed with the Commission on January 4, 2016

10.57

Eighth Amendment, Consent and Waiver dated as of January 1, 2016 (the "Amendment") to the Loan and Security Agreement dated September 27, 2013 by and among the Company, the Borrowers named therein, Access Data, Paladin and ACF FINCO I LP, as Lender Incorporated by reference to Exhibit 10.1 to the Company’s Current Report on Form 8-K filed with the Commission on January 5, 2016

10.58

Form of Amended and Restated Revolving Credit Note dated as of January 1, 2016. Incorporated by reference to Exhibit 10.1 to the Company’s Current Report on Form 8-K filed with the Commission on January 5, 2016

10.59	Employment Agreement dated August 12, 2016 between the Company and Derek Dewan. Incorporated by reference to Exhibit 10.56 to the Company’s Quarterly Report on Form 10-Q filed on August 15, 2016

43

10.60

Ninth Amendment, Consent and Waiver dated as of September 27, 2016 to the Loan and Security Agreement dated September 27, 2013 by and among the Company, the other borrowers parties thereto and ACF FINCO I LP, as Lender Incorporated by reference to Exhibit 10.1 to the Company’s Current Report on Form 8-K filed on September 29, 2016

10.61	Form of Amended and Restated Revolving Credit Note dated as of September 27, 2016. Incorporated by reference to Exhibit 10.2 to the Company’s Current Report on Form 8-K filed on September 29, 2016

10.62

Reaffirmation Agreement dated as of September 27, 2016 by and among the Company, the other borrowers parties thereto and ACF FINCO LLP, as Lender . Incorporated by reference to Exhibit 10.3 to the Company’s Current Report on Form 8-K filed on September 29, 2016

14.01

GEE Group Inc. Code of Ethics for Directors, Officers and Employees, adopted as of August 16, 2004. Incorporated by reference to Exhibit 14.01 to the Company’s Form 8-K Current Report dated August 16, 2004, Commission File No. 1-05707.

23.01	Consent of Independent Registered Public Accounting Firm.

31.01	Certification of the principal executive officer required by Rule 13a-14(a) or Rule 15d-14(a) of the Exchange Act.

31.02	Certification of the principal financial officer required by Rule 13a-14(a) or Rule 15d-14(a) of the Exchange Act.

32.01	Certifications of the principal executive officer required by Rule 13a-14(a) or Rule 15d-14(a) of the Exchange Act and Section 1350 of Chapter 63 of Title 18 of the United States Code.

32.02	Certifications for the principal financial officer required by Rule 13a-14(a) or Rule 15d-14(a) of the Exchange Act and Section 1350 of Chapter 63 of Title 18 of the United States Code.

101.INS	XBRL Instant Document

101.SCH	XBRL Schema Document

101.CAL	XBRL Calculation Linkbase Document

101.DEF	XBRL Definition Linkbase Document

101.LAB	XBRL Label Linkbase Document

101.PRE	XBRL Presentation Linkbase Document
_______________

* Management contract or compensatory plan or arrangement.

44

SIGNATURES

Pursuant to the requirements of Section 13 or 15(d) of the Exchange Act, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

GEE GROUP INC.

(Registrant)

Pursuant to the requirements of the Exchange Act, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

Date: December 22, 2016	By:	/s/ Derek Dewan
Derek Dewan Chief Executive Officer, Chairman of the Board
(Principal Executive Officer)

Date: December 22, 2016	By:	/s/ Andrew J. Norstrud
Andrew J. Norstrud
Chief Financial Officer
(Principal Financial and Accounting Officer)

Date: December 22, 2016	By:	/s/ George A. Bajalia
George A. Bajalia

Date: December 22, 2016	By:	/s/ William M. Isaac
William M. Isaac, Director

Date: December 22, 2016	By:	/s/ Dr. Arthur B. Laffer
Dr. Arthur B. Laffer, Director

Date: December 22, 2016	By:	/s/ Peter J. Tanous
Peter J. Tanous

Date: December 22, 2016	By:	/s/ Thomas C. Williams
Thomas C. Williams, Director

45

ANNEX G

UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

FORM 10-Q

☒	QUARTERLY REPORT UNDER SECTION 13 or 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934

For the quarterly period ended March 31, 2017

OR

☐	TRANSITION REPORT PURSUANT TO SECTION 13 OR 15(D) OF THE SECURITIES EXCHANGE ACT OF 1934

Commission File Number 1-05707

GEE GROUP INC.
(Exact name of registrant as specified in its charter)

Illinois	36-6097429
(State or other jurisdiction of incorporation or organization)	(I.R.S. Employer Identification Number)

184 Shuman Blvd., Suite 420, Naperville, IL 60563

(Address of principal executive offices)

(630) 954-0400

(Registrant’s telephone number, including area code)

Indicate by check mark whether the registrant (1) has filed all reports required to be filed by Section 13 or 15(d) of the Securities Exchange Act of 1934 during the preceding 12 months (or for such shorter period that the registrant was required to file such reports), and (2) has been subject to such filing requirements for the past 90 days. Yes ☒ No ☐

Indicate by check mark whether the registrant has submitted electronically and posted on its corporate Web site, if any, every Interactive Data File required to be submitted and posted pursuant to Rule 405 of Regulation S-T (Section 232.405 of this chapter) during the preceding 12 months (or for such shorter period that the registrant was required to submit and post such files). Yes ☒ No ☐

Indicate by check mark whether the registrant is a large accelerated filer, an accelerated filer, a non-accelerated filer or a smaller reporting company. See the definitions of “large accelerated filer,” “accelerated filer” and “smaller reporting company” in Rule 12b-2 of the Exchange Act.

Large accelerated filer	☐	Accelerated filer	☐
Non-accelerated filer	☐	Smaller reporting company	☒
		Emerging Growth Company	☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Indicate by check mark whether the registrant is a shell company (as defined in Rule 12b-2 of the Exchange Act). Yes ☐ No ☒

The number of shares outstanding of the registrant’s common stock as of May 15, 2017 was 9,878,892.

GEE GROUP INC.

Form 10-Q

For the Quarter Ended March 31, 2017

2

CAUTIONARY STATEMENT REGARDING FORWARD LOOKING STATEMENTS

As a matter of policy, the Company does not provide forecasts of future financial performance. The statements made in this quarterly report on Form 10-Q which are not historical facts are forward-looking statements within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended. Such forward-looking statements often contain or are prefaced by words such as "believe", "will" and "expect." These statements are based on current expectations, estimates and projections about our business based, in part, on assumptions made by management. These statements are not guarantees of future performance and involve risks, uncertainties and assumptions that are difficult to predict. As a result of a number of factors, our actual results could differ materially from those set forth in the forward-looking statements. Certain factors that might cause the Company's actual results to differ materially from those in the forward-looking statements include, without limitation, general business conditions, the demand for the Company's services, competitive market pressures, the ability of the Company to attract and retain qualified personnel for regular full-time placement and contract assignments, the possibility of incurring liability for the Company's business activities, including the activities of its contract employees and events affecting its contract employees on client premises, and the ability to attract and retain qualified corporate and branch management, as well as those risks discussed in the Company's annual report on Form 10-K for the year ended September 30, 2016, and in other documents which we file with the Securities and Exchange Commission. Any forward-looking statements speak only as of the date on which they are made, and the Company is under no obligation to (and expressly disclaims any such obligation to) and does not intend to update or alter its forward-looking statements whether as a result of new information, future events or otherwise.

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PART I – FINANCIAL INFORMATION

Item 1. Financial Statements.

GEE GROUP INC.
CONDENSED CONSOLIDATED BALANCE SHEETS (unaudited)
(In Thousands)

	March 31, 2017	September 30, 2016
ASSETS
CURRENT ASSETS:
Cash	$1,562	$2,528
Accounts receivable, less allowances (March and September - $191)	13,099	11,569
Other current assets	1,492	1,500
Total current assets	16,153	15,597
Property and equipment, net	527	611
Other long-term assets	34	34
Goodwill	18,590	18,590
Intangible assets, net	10,356	11,094
TOTAL ASSETS	$45,660	$45,926
LIABILITIES AND SHAREHOLDERS' EQUITY
CURRENT LIABILITIES:
Short-term debt	$7,142	$7,127
Accounts payable	1,263	2,224
Accrued compensation	3,281	3,116
Other current liabilities	1,240	692
Short-term portion of subordinated debt	1,357	1,285
Contingent consideration	480	1,750
Total current liabilities	14,763	16,194
Deferred rent	149	162
Subordinated debt	4,863	4,981
Other long-term liabilities	45	56
Total long-term liabilities	5,057	5,199
Commitments and contingencies
SHAREHOLDERS' EQUITY
Preferred stock; no par value; authorized - 20,000 shares; issued and outstanding - none
Preferred series A stock, 160 authorized; issued and outstanding - none
Preferred series B stock, mandatorily convertible - 5,950 authorized; issued and outstanding - none	-	-
Common stock, no-par value; authorized - 200,000 shares; issued and outstanding - 9,879
shares at March 31, 2017 and 9,379 shares at September 30, 2016, respectively	-	-
Additional paid in capital	39,000	37,615
Accumulated deficit	(13,160)	(13,082)
Total shareholders' equity	25,840	24,533
TOTAL LIABILITIES AND SHAREHOLDERS' EQUITY	$45,660	$45,926

The accompanying notes are an integral part of the unaudited condensed consolidated financial statements.

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GEE GROUP INC.
CONDENSED CONSOLIDATED STATEMENTS OF OPERATIONS (unaudited)
(In Thousands, Except Per Share Data)

	Three Months Ended March 31,		Six Months Ended March 31,
	2017	2016	2017	2016

NET REVENUES:
Contract staffing services	$20,090	$19,607	$39,946	$35,606
Direct hire placement services	1,459	2,059	2,609	3,685
NET REVENUES	21,549	21,666	42,555	39,291

Cost of contract services	15,894	15,630	31,457	27,967
GROSS PROFIT	5,655	6,036	11,098	11,324

Selling, general and administrative expenses	4,811	5,143	9,306	9,651
Acquisition, integration and restructuring expenses	77	122	100	568
Depreciation expense	71	76	150	142
Amortization of intangible assets	369	435	738	772
INCOME FROM OPERATIONS	327	260	804	191
Change in contingent consideration	-	156	-	156
Interest expense	(392)	(409)	(752)	(734)
INCOME (LOSS) BEFORE INCOME TAX PROVISION	(65)	7	52	(387)
Provision for income tax	(64)	-	(130)	-
NET INCOME (LOSS)	$(129)	$7	$(78)	$(387)
NET INCOME (LOSS) ATTRIBUTABLE TO COMMON STOCKHOLDERS	$(129)	$7	$(78)	$(387)

BASIC INCOME (LOSS) PER SHARE	$(0.01)	$0.00	$(0.01)	$(0.04)
WEIGHTED AVERAGE NUMBER OF SHARES - BASIC	9,384	9,256	9,382	9,252
DILUTED INCOME (LOSS) PER SHARE	$(0.01)	$0.00	$(0.01)	$(0.04)
WEIGHTED AVERAGE NUMBER OF SHARES - DILUTED	9,384	9,779	9,382	9,252

The accompanying notes are an integral part of the unaudited condensed consolidated financial statements.

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GEE GROUP INC.
CONDENSED CONSOLIDATED STATEMENTS OF SHAREHOLDERS' EQUITY (unaudited)
(In Thousands)

	Common Stock	Additional Paid	Preferred Stock	Preferred	Accumulated	Total Shareholders'
	Shares	In Capital	Shares	Stock	Deficit	Equity

Balance, September 30, 2015	8,833	$33,492	-	$-	$(14,255)	$19,237

Shares issued for JAX Legacy debt	95	589	-	-	-	589

Issuance of common stock for contingent consideration related to the acquisition of Access Data Consulting Corporation	123	544	-	-	-	544

Amortization of stock option expense	-	793	-	-	-	793

Issuance of common stock for acquisition of Access Data Consulting Corporation	328	2,197	-	-	-	2,197

Net income	-	-	-	-	1,173	1,173

Balance, September 30, 2016	9,379	$37,615	-	$-	$(13,082)	$24,533

Amortization of stock option expense	-	385	-	-	-	385

Exercise of stock warrants	500	1,000	-	-	-	1,000

Net loss	-	-	-	-	(78)	(78)

Balance, March 31, 2017	9,879	$39,000	-	$-	$(13,160)	$25,840

The accompanying notes are an integral part of the unaudited condensed consolidated financial statements.

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GEE GROUP INC.
CONDENSED CONSOLIDATED STATEMENTS OF CASH FLOWS (unaudited)
(In Thousands)

	Six Months Ended March 31,
	2017	2016

CASH FLOWS FROM OPERATING ACTIVITIES:
Net loss	$(78)	$(387)
Adjustments to reconcile net loss to cash (used in) provided by operating activities:
Depreciation and amortization	888	914
Stock option expense	385	392
Provision for doubtful accounts	-	46
Amortization of debt discount	107	107
Change in contingent consideration	-	(156)
Changes in operating assets and liabilities -
Accounts receivable	(1,530)	242
Accounts payable	(961)	522
Accrued compensation	165	(450)
Other current items, net	756	(522)
Long-term liabilities	(13)	(25)
Net cash (used in) provided by operating activities	(281)	683

CASH FLOWS FROM INVESTING ACTIVITIES:
Acquisition of property and equipment	(66)	(14)
Acquisition payments	(470)	(9,217)
Net cash used in investing activities	(536)	(9,231)

CASH FLOWS FROM FINANCING ACTIVITIES:
Proceeds from subordinated debt	-	4,107
Payments on the debt related to acquisitions	(1,153)	(220)
Proceeds from exercise of stock warrants	1,000	-
Payments on capital lease	(11)	(56)
Net proceeds from short-term debt	15	1,701
Net cash (used in) provided by financing activities	(149)	5,532

Net change in cash	(966)	(3,016)

Cash at beginning of period	2,528	5,932

Cash at end of period	$1,562	$2,916

SUPPLEMENTAL CASH FLOW INFORMATION:

Cash paid for interest	$656	$468
Cash paid for taxes	$130	$-
Non-cash financing activities
Stock paid for prepaid interest on subordinated note	$-	$566
Stock paid for fees in connection with subordinated note	$-	$23
Issuance of common stock for acquisition	$-	$2,197
Note issued in connection with acquisition	$-	$3,000
Earn-out liability, contingent consideration, and other liabilities incurred in connection with acquisition	$-	$4,246

The accompanying notes are an integral part of the unaudited condensed consolidated financial statements.

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NOTES TO CONDENSED CONSOLIDATED FINANCIAL STATEMENTS (Unaudited)

1. Description of Business

GEE Group Inc. (the "Company", "us", "our" or "we") was incorporated in the State of Illinois in 1962 and is the successor to employment offices doing business since 1893. We are a provider of permanent and temporary professional, industrial and physician assistant staffing and placement services in and near several major U.S cities. We specialize in the placement of information technology, engineering, medical and accounting professionals for direct hire and contract staffing for our clients, and provide temporary staffing services for our commercial clients. Through our acquisition of Scribe Solutions in April 2015, we also offer data entry assistants (medical scribes) who specialize in electronic medical records (EMR) services for emergency departments, specialty physician practices and clinics.

2. Significant Accounting Policies and Estimates

The accompanying unaudited condensed consolidated financial statements of the Company have been prepared in accordance with accounting principles generally accepted in the United States of America for interim financial information and with the instructions to Article 8 of Regulation S-X. Accordingly, they do not include all of the information and footnotes required by accounting principles generally accepted in the United States of America for complete consolidated financial statements. In the opinion of management, all adjustments considered necessary for a fair presentation have been included. Operating results for the three and six-month period ended March 31, 2017 are not necessarily indicative of the results that may be expected for the year ending September 30, 2017. The unaudited condensed consolidated financial statements should be read in conjunction with the consolidated financial statements and footnotes thereto included in the Company's Annual Report on Form 10-K for the year ended September 30, 2016 as filed on December 22, 2016.

Principles of Consolidation

The condensed unaudited consolidated financial statements include the accounts and transactions of the Company and its wholly-owned subsidiaries. All inter-company accounts and transactions are eliminated in consolidation.

Estimates and Assumptions

Management makes estimates and assumptions that can affect the amounts of assets and liabilities reported as of the date of the consolidated financial statements, as well as the amounts of reported revenues and expenses during the periods presented. Those estimates and assumptions typically involve expectations about events to occur subsequent to the balance sheet date, and it is possible that actual results could ultimately differ from the estimates. If differences were to occur in a subsequent period, the Company would recognize those differences when they became known. Significant matters requiring the use of estimates and assumptions include, but may not be limited to, deferred income tax valuation allowances, accounts receivable allowances, accounting for acquisitions, and evaluation of impairment. Management believes that its estimates and assumptions are reasonable, based on information that is available at the time they are made.

Revenue Recognition

Direct hire placement service revenues are recognized when applicants accept offers of employment, less a provision for estimated losses due to applicants not remaining employed for the Company's guarantee period. Contract staffing service revenues are recognized when services are rendered.

Falloffs and refunds during the period are reflected in the unaudited condensed consolidated statements of operations as a reduction of placement service revenues and were approximately $125,000 and $218,000 for the six-month period ended March 31, 2017 and 2016 respectively. Expected future falloffs and refunds are reflected in the consolidated balance sheet as a reduction of accounts receivable and were approximately $60,000 as of March 31, 2017 and September 30, 2016, respectively.

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Cost of Contract Staffing Services

The cost of contract services includes the wages and the related payroll taxes and employee benefits of the Company's employees while they work on contract assignments.

Cash and Cash Equivalents

Highly liquid investments with a maturity of three months or less when purchased are considered to be cash equivalents. At March 31, 2017 and September 30, 2016, there were no cash equivalents. The Company maintains deposits in financial institutions in excess of amounts guaranteed by the Federal Deposit Insurance Corporation. Cash and cash equivalents are maintained at financial institutions and, at times, balances may exceed federally insured limits. We have never experienced any losses related to these balances.

Accounts Receivable

The Company extends credit to its various customers based on evaluation of the customer's financial condition and ability to pay the Company in accordance with the payment terms. An allowance for placement fall-offs is recorded, as a reduction of revenues, for estimated losses due to applicants not remaining employed for the Company's guarantee period. An allowance for doubtful accounts is recorded, as a charge to bad debt expense, where collection is considered to be doubtful due to credit issues. These allowances together reflect management's estimate of the potential losses inherent in the accounts receivable balances, based on historical loss statistics and known factors impacting its customers. The nature of the contract service business, where companies are dependent on employees for the production cycle allows for a small accounts receivable allowance. Based on management's review of accounts receivable, an allowance for doubtful accounts of approximately $191,000 is considered necessary as of March 31, 2017 and September 30, 2016, respectively. The Company charges uncollectible accounts against the allowance once the invoices are deemed unlikely to be collectible. The reserve includes the $60,000 reserve for permanent placement falloffs considered necessary as of March 31, 2017 and September 30, 2016, respectively.

Property and Equipment

Property and equipment are recorded at cost. Depreciation expense is calculated on a straight-line basis over estimated useful lives of five years for computer equipment and two to ten years for office equipment, furniture and fixtures. The Company capitalizes computer software purchased or developed for internal use and amortizes it over an estimated useful life of five years. The carrying value of property and equipment is reviewed for impairment whenever events or changes in circumstances indicate that it may not be recoverable. If the carrying amount of an asset group is greater than its estimated future undiscounted cash flows, the carrying value is written down to the estimated fair value. There was no impairment of property and equipment for the six-months ended March 31, 2017 and 2016.

Goodwill

Goodwill represents the excess of cost over the fair value of the net assets acquired in the various acquisitions. The Company assesses goodwill for impairment at least annually. Testing goodwill for impairment allows the Company to first assess qualitative factors to determine whether the existence of events or circumstances leads to a determination that it is more likely than not that the fair value of a reporting unit is less than its carrying amount. If the entity determines that this threshold is not met, then performing the two-step impairment test is unnecessary. An impairment loss would be recognized to the extent the carrying value of goodwill exceeds its implied fair value.

Fair Value Measurement

The Company follows the provisions of the accounting standard which defines fair value, establishes a framework for measuring fair value and enhances fair value measurement disclosure. Under these provisions, fair value is defined as the price that would be received to sell an asset or paid to transfer a liability (i.e., the "exit price") in an orderly transaction between market participants at the measurement date.

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The standard establishes a hierarchy for inputs used in measuring fair value that maximizes the use of observable inputs and minimizes the use on unobservable inputs by requiring that the most observable inputs be used when available. Observable inputs are inputs that market participants would use in pricing the asset or liability developed based on market data obtained from sources independent of the Company. Unobservable inputs are inputs that reflect the Company's assumptions about the assumptions market participants would use in pricing the asset or liability developed based on the best information available in the circumstances. The hierarchy is described below:

Level 1: Quoted prices (unadjusted) in active markets that are accessible at the measurement date for assets or liabilities. The fair value hierarchy gives the highest priority to Level 1 inputs.

Level 2: Observable prices that are based on inputs not quoted on active markets, but corroborated by market data.

Level 3: Unobservable inputs are used when little or no market data is available. The fair value hierarchy gives the lowest priority to Level 3 inputs.

The fair value of the Company's current assets and current liabilities approximate their carrying values due to their short term nature. The carrying value of the Company's long-term liabilities represents their fair value based on level 3 inputs, as further discussed in note 8. The Company's goodwill and other intangible assets are measured at fair value on a non-recurring basis using level 3 inputs.

Earnings and Loss per Share

Basic loss per share is computed by dividing net loss attributable to common stockholders by the weighted average common shares outstanding for the period. Diluted loss per share is computed giving effect to all potentially dilutive common shares. Potentially dilutive common shares may consist of incremental shares issuable upon the exercise of stock options and warrants and the conversion of notes payable to common stock. In periods in which a net loss has been incurred, all potentially dilutive common shares are considered anti-dilutive and thus are excluded from the calculation. There were approximately 1,038,602 and 619,700 of common stock equivalents excluded for the six months ended March 31, 2017 and 2016, respectively, because their effect is anti-dilutive. Common share equivalents of approximately 523,000 were included in the computation of diluted earnings per share for the three months ended March 31, 2016. There were approximately 1,053,421 of common stock equivalents excluded for the three months ended March 31, 2017, because their effect is anti-dilutive.

Advertising Expenses

Most of the Company's advertising expense budget is used to support the Company's business. Most of the advertisements are in print or internet media, with expenses recorded as they are incurred. For the three and six months ended March 31, 2017 and 2016, included in selling, general and administrative expenses was advertising expense totaling approximately $216,000 and $504,000, and approximately $251,000 and $549,000, respectively.

Intangible Assets

Customer lists, non-compete agreements, customer relationships, management agreements and trade names were recorded at their estimated fair value at the date of acquisition and are amortized over their estimated useful lives ranging from two to ten years using both accelerated and straight-line methods.

Impairment of Long-lived Assets

The Company records an impairment of long-lived assets used in operations, other than goodwill, when events or circumstances indicate that the asset might be impaired and the estimated undiscounted cash flows to be generated by those assets over their remaining lives are less than the carrying amount of those items. The net carrying value of assets not recoverable is reduced to fair value, which is typically calculated using the discounted cash flow method. The Company did not record any impairment during the six months ended March 31, 2017 and 2016.

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Stock-Based Compensation

The Company accounts for stock-based awards to employees in accordance with applicable accounting principles, which requires compensation expense related to share-based transactions, including employee stock options, to be measured and recognized in the financial statements based on a determination of the fair value of the stock options. The grant date fair value is determined using the Black-Scholes-Merton ("Black-Scholes") pricing model. For all employee stock options, we recognize expense over the requisite service period on an accelerated basis over the employee's requisite service period (generally the vesting period of the equity grant). The Company's option pricing model requires the input of highly subjective assumptions, including the expected stock price volatility, expected term, and forfeiture rate. Any changes in these highly subjective assumptions significantly impact stock-based compensation expense.

Options awarded to purchase shares of common stock issued to non-employees in exchange for services are accounted for as variable awards in accordance with applicable accounting principles. Such options are valued using the Black-Scholes option pricing model.

Upon the exercise of options, it is the Company's policy to issue new shares rather than utilizing treasury shares.

Income Taxes

We record a provision for income taxes for the anticipated tax consequences of the reported results of operations using the asset and liability method. Under this method, we recognize deferred tax assets and liabilities for the expected future tax consequences of temporary differences between the financial reporting and tax basis of assets and liabilities, as well as for operating loss and tax credit carryforwards. Deferred tax assets and liabilities are measured using the tax rates that are expected to apply to taxable income for the years in which those tax assets and liabilities are expected to be realized or settled. We record a valuation allowance to reduce our deferred tax assets to the net amount that we believe is more likely than not to be realized.

Due to the private sale of shares of common stock to LEED HR during fiscal 2012 and the resulting change in control, the Company may be limited by Section 382 of the Internal Revenue Code as to the amount of net operating losses that may be used in future years.

Due to the issuance of convertible preferred shares related to the Scribe acquisition, the Company may be limited by Section 382 of the Internal Revenue Code as to the amount of net operating losses that may be used in future years.

We recognize tax benefits from uncertain tax positions only if we believe that it is more likely than not that the tax position will be sustained on examination by the taxing authorities based on the technical merits of the position. Although we believe that we have adequately reserved for our uncertain tax positions, we can provide no assurance that the final tax outcome of these matters will not be materially different. We make adjustments to these reserves when facts and circumstances change, such as the closing of a tax audit or the refinement of an estimate. To the extent that the final tax outcome of these matters is different than the amounts recorded, such differences will affect the provision for income taxes in the period in which such determination is made and could have a material impact on our financial condition and operating results.

Reclassification

Certain reclassifications have been made to the financial statements as of and for the three and six months ended March 31, 2016 to conform to the current year presentation. There is no effect on assets, liabilities, equity or net income.

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Segment Data

The Company provides the following distinctive services: (a) direct hire placement services, (b) temporary professional services staffing in the fields of information technology, engineering, medical, and accounting, and (c) temporary light industrial staffing. These distinct services can be divided into two reportable segments, Industrial Staffing Services and Professional Staffing Services. Selling, general and administrative expenses are not completely separately allocated among light industrial services and professional staffing services. Operating results are regularly reviewed by the chief operating decision maker to make decisions about resources to be allocated to the segment and to assess its performance. Other factors, including type of business, type of employee, length of employment and revenue recognition are considered in determining these operating segments.

3. Recent Accounting Pronouncements

In May 2014, the Financial Accounting Standards Board (“FASB”) issued authoritative guidance that provides companies with a single model for use in accounting for revenue arising from contracts with customers and supersedes current revenue recognition guidance, including industry-specific revenue guidance. The new guidance requires a company to recognize revenue to depict the transfer of goods or services to a customer at an amount that reflects the consideration it expects to receive in exchange for those goods or services. It also requires additional disclosure about the nature, amount, timing and uncertainty of revenue and cash flows arising from customer contracts, including significant judgments and changes in judgments and assets recognized from costs incurred to obtain or fulfill a contract. The guidance permits companies to either apply the requirements retrospectively to all prior periods presented, or apply the requirements in the year of adoption, through a cumulative adjustment. The amended guidance also requires additional quantitative and qualitative disclosures. In March 2016, amended guidance was issued to clarify implementation guidance on principal versus agent consideration. In April 2016, an amendment provided clarifications on determining whether a promised license provides a customer with a right to use or a right to access an entity’s intellectual property. In May 2016, an amendment provided narrow scope improvements and practical expedients to reduce the potential diversity, cost and complexity of applying new revenue standard. These amendments, as well as the original guidance, are all effective for annual and interim periods beginning after December 15, 2017. The new standard will be effective for the Company beginning January 1, 2018 and the Company intends to implement the standard with the modified retrospective approach, which recognizes the cumulative effect of application recognized on that date. The Company is in the process of evaluating the impact of adoption of this guidance on its financial statements.

In November 2015, the FASB issued authoritative guidance which changes how deferred taxes are classified on a company's balance sheet. The new guidance eliminates the current requirement for companies to present deferred tax liabilities and assets as current and noncurrent in a classified balance sheet. Instead, companies will be required to classify all deferred tax assets and liabilities as noncurrent. The new guidance is effective for annual reporting periods beginning after December 15, 2016. Early adoption is permitted for all entities as of the beginning of an interim or annual reporting period. The guidance may be applied either prospectively, for all deferred tax assets and liabilities, or retrospectively (i.e., by reclassifying the comparative balance sheet). If applied prospectively, entities are required to include a statement that prior periods were not retrospectively adjusted. If applied retrospectively, entities are also required to include quantitative information about the effects of the change on prior periods. Except for balance sheet classification requirements related to deferred tax assets and liabilities, the Company does not expect this guidance to have an effect on its financial statements. The Company is in the process of evaluating the impact of adoption of this guidance on its financial statements.

In March 2016, the FASB issued Accounting Standards Update ("ASU") 2016-09, Improvements to Employee Share-Based Payment Accounting ("ASU 2016-09"). ASU 2016-09 simplifies several aspects of the accounting for share-based payment transactions, including the income tax consequences, classification of awards as either equity or liabilities and classification on the statement of cash flows. This ASU is effective for fiscal years, and interim periods within those years, beginning after December 15, 2016. Early adoption is permitted. The Company is currently assessing the potential impact of adopting ASU 2016-09 on its financial statements and related disclosures.

In February 2016, the FASB issued authoritative guidance which changes financial reporting as it relates to leasing transactions. Under the new guidance, lessees will be required to recognize a lease liability, measured on a discounted basis; and a right-of-use asset, for the lease term. The new guidance is effective for annual and interim periods beginning after December 15, 2018. Early application is permitted for all entities upon issuance. Lessees and lessors must apply a modified retrospective transition approach for leases existing at, or entered into after, the beginning of the earliest comparative period presented in the financial statements. The Company is in the process of evaluating the impact of adoption of this guidance on its financial statements.

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In August 2016, the FASB issued authoritative guidance designed to address diversity in how certain cash receipts and cash payments are presented and classified in the statement of cash flows, including: i) contingent consideration payments made after a business combination; ii) proceeds from the settlement of insurance claims; and iii) proceeds from the settlement of corporate-owned life insurance policies. The new guidance is effective for the Company for fiscal years beginning after December 15, 2017, and interim periods within those fiscal years. Early adoption is permitted in any interim or annual period. The Company believes the adoption of this guidance will not have a material impact on its financial statements.

In January 2017, the FASB issued ASU 2017-01, Business Combinations (Topic 805): Clarifying the Definition of a Business, which clarifies the definition of a business to assist entities with evaluating whether transactions should be accounted for as acquisitions (or disposals) of assets or businesses. The standard will be effective for the Company in the first quarter of 2019. Early adoption is permitted. The Company is currently evaluating the impact of adopting this ASU on its consolidated financial statements.

In January 2017, the FASB issued ASU 2017-04, “Intangibles - Goodwill and Other (Topic 350): Simplifying the Test for Goodwill Impairment”. The update simplifies how an entity is required to test goodwill for impairment by eliminating Step 2 from the goodwill impairment test. Step 2 measures a goodwill impairment loss by comparing the implied fair value of a reporting unit’s goodwill with the carrying amount. The new rules will be effective for the Company in the first quarter of 2021. Early adoption is permitted The Company is currently evaluating the impact of adopting this ASU on its consolidated financial statements. No other recent accounting pronouncements were issued by FASB and the SEC that are believed by management to have a material impact on the Company's present or future financial statements.

4. Property and Equipment

Property and equipment, net consisted of the following:

(In thousands)	Useful Lives	March 31, 2017	September 30, 2016

Computer software	5 years	$1,447	$1,447
Office equipment, furniture and fixtures and leasehold improvements	2 to 10 years	2,580	2,514
Total property and equipment, at cost		4,027	3,961
Accumulated depreciation and amortization		(3,500)	(3,350)
Property and equipment, net		$527	$611

Leasehold improvements are amortized over the term of the lease.

Depreciation expense for the three and six month periods ended March 31, 2017 and 2016 was approximately $71,000 and $150,000, and approximately $76,000 and $142,000, respectively.

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5. Intangible Assets

As of March 31, 2017

(In Thousands)	Cost	Accumulated Amortization	Net Book Value

Customer Relationships	$10,758	$3,173	$7,585
Trade Name	2,429	405	2,024
Non-Compete Agreements	1,061	314	747
	$14,248	$3,892	$10,356

As of September 30, 2016

(In Thousands)	Cost	Accumulated Amortization	Net Book Value

Customer Relationships	$10,758	$2,662	$8,096
Trade Name	2,429	285	2,144
Non-Compete Agreements	1,061	207	854
	$14,248	$3,154	$11,094

The amortization expense attributable to the amortization of identifiable intangible assets was approximately $369,000 and $738,000 and $407,000 and $744,000 for the three and six months ended March 31, 2017 and 2016, respectively. In addition to amortization expense for intangible assets, the Company incurred amortization of deferred financing fees of $28,000 for the three and six months ended March 31, 2016.

The trade names are amortized on a straight – line basis over the estimated useful life of ten years. Customer relationships are amortized based on the future undiscounted cash flows or straight – line basis over estimated remaining useful lives of five to ten years. Non-compete agreements are amortized based on a straight-line basis over the term of the non-compete agreement, typically five years. Over the next five years and thereafter, annual amortization expense for these finite life intangible assets will total approximately $10,356,000, as follows: fiscal 2017 - $738,000, fiscal 2018 - $1,481,000, fiscal 2019 - $1,485,000, fiscal 2020 - $1,482,000, fiscal 2021 - $1,077,000 and thereafter - $4,093,000.

Long-lived assets, such as purchased intangibles subject to amortization, are reviewed for impairment when events or changes in circumstances indicate that the carrying amount of an asset may not be recoverable. The Company regularly evaluates whether events and circumstances have occurred that indicate possible impairment and relies on a number of factors, including operating results, business plans, economic projections, and anticipated future cash flows. The Company uses an estimate of the future undiscounted net cash flows of the related asset or asset group over the remaining life in measuring whether the assets are recoverable.

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6. Short-term Debt

On September 27, 2013, the Company ("Borrower") entered into agreements with ACF FINCO I LP (successor-in-interest to Keltic Financial Partners II, LP) ("ACF") ("Lender"), that provides the Company with long term financing through a six million dollar ($6,000,000) secured revolving note (the "Note"). The Note has a term of three years and has no amortization prior to maturity. The interest rate for the Note is a fluctuating rate that, when annualized, is equal to the greatest of (A) the Prime Rate plus three and one quarter percent (3.25%), (B) the LIBOR Rate plus six and one quarter percent (6.25%), and (C) six and one half percent (6.50%), with the interest paid on a monthly basis. Loan advances pursuant to the Note are based on the accounts receivable balance and other assets. The Company incurred certain cash expense and commitment fees related to obtaining the agreement of approximately $170,000, which has been paid. The Note is secured by all of the Company's property and assets, whether real or personal, tangible or intangible, and whether now owned or hereafter acquired, or in which it now has or at any time in the future may acquire any right, title or interests. On January 1, 2016, the Company entered into an eighth Amendment and Waiver to the Loan and Security Agreement with ACF to increase the maximum amount of revolving credit under the Amended Loan Agreement from $6,000,000 to $10,000,000. On September 27, 2016, the Company entered into a ninth Amendment and Waiver to the Loan and Security Agreement with ACF. Pursuant to the Amendment, the Lender agreed (i) to decrease the annual Facility Fee (as defined in the Credit Agreement) payable by Borrower on the total Revolving Credit Limit (as defined in the Loan Agreement) to 0.75% , (ii) to allow the Borrower to make certain prepayments of amounts owed under the Amended Loan Agreement and the other loan documents on or prior to September 27, 2018, (iii) to amend the provision regarding liquidated damages payable by Borrower in the event of any early termination of the revolving credit line under the Amended Credit Agreement such that Borrower shall pay liquidated damages to Lender in an amount equal to the Revolving Credit Limit multiplied by (X) two percent (2.00%) if such prepayment, repayment, demand or acceleration occurs prior to September 28, 2017, and (Y) one percent (1.00%) if such prepayment, repayment, demand or acceleration occurs on or after September 28, 2017, (iv) to change the minimum EBITDA (as defined in the Amended Credit Agreement) thresholds required to be maintained by the Company as outlined below (v) to extend the Revolving Credit Termination Date to the earliest to occur of (a) September 27, 2018, (b) the date Lender terminates the Revolving Credit pursuant to the terms of the Amended Credit Agreement, and (c) the date on which repayment of the Revolving Credit, or any portion thereof, becomes immediately due and payable pursuant to the terms of the Amended Loan Agreement, (vi) to amend the definition of EBITDA and (vii) to change the Revolving Credit Rate to a fluctuating rate that, when annualized, is equal to the greatest of (A) the Prime Rate plus one and one half percent (1.50%), (B) the LIBOR Rate plus four and one half percent (4.50%), and (C) four and three quarters percent (4.75%). On January 20, 2017, the Company entered into a Tenth Amendment, Consent and Waiver to the Loan and Security Agreement. Pursuant to the Amendment, the Lender agreed (i) to consent to the Company’s execution and delivery of the Addendum and the consummation of the transactions contemplated by the Addendum, (ii) to allow the Company to pay the Earnout (as defined in the Paladin Agreement) Cash Payment to the Sellers, (iii) to allow the Company to issue the Subordinated Note to the Sellers and (iv) to amend the terms of the Loan Agreement to reflect the amended and restructured terms of the Earnouts. In connection with the execution and delivery of the Amendment, the Sellers and the Lender executed and delivered Amendment No. 1 dated January 20, 2017 to the Subordination Agreement between the Sellers and the Lender dated as of January 1, 2016.

Also in connection with the execution of the Amendment, the Borrowers, the Validity Party, the Guarantor, the Subordinated Creditors and the Lender executed and delivered a Reaffirmation Agreement effective as of January 20, 2017 (the “Reaffirmation Agreement”) pursuant to which, among other things, (i) the Borrowers reaffirmed their obligations to Lender under each of the Loan Documents (as defined in the Reaffirmation Agreement), (ii) the Validity Party (as defined in the Reaffirmation Agreement) reaffirmed his obligations under the Validity Agreement (as defined in the Reaffirmation Agreement) and each of the Loan Documents, (iii) the Guarantor (as defined in the Reaffirmation Agreement) reaffirmed his obligations under the Amended and Restated Guaranty Agreement dated on or about September 27, 2013 and each of the Loan Documents and (iv) each of the Subordinated Creditors (as defined in the Reaffirmation Agreement) reaffirmed its obligations under its respective Subordination Agreement (as defined in the Reaffirmation Agreement).

At March 31, 2017 and September 30, 2016, the interest rate was 4.75%, respectively.

At March 31, 2017, there was no availability on the line of credit as the Company was in the process of refinancing this loan. The interest expense related to the lines of credit for the three and six months ended March 31, 2017 and 2016 approximated $172,000 and $337,000, and $182,000 and $291,000, respectively.

The Company and its subsidiaries, as borrowers, entered into a Revolving Credit, Term Loan and Security Agreement (the “Credit Agreement”) with PNC Bank, National Association (“PNC”), and certain investment funds managed by MGG Investment Group LP (“MGG”), with an effective date of April 3, 2017.

Under the terms of the Credit Agreement, the Company may borrow up to $73,750,000 consisting of a four-year term loan in the principal amount of $48,750,000 and revolving loans in a maximum amount up to the lesser of (i) $25,000,000 or (ii) an amount determined pursuant to a borrowing base that is calculated based on the outstanding amount of the Company’s eligible accounts receivable, as described in the Credit Agreement. The loans under the Credit Agreement mature on March 31, 2021. The Company used approximately $7,631,000 of the proceeds to payoff the ACF FINCO I LP note. See subsequent event footnote for additional information.

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7. Accrued Compensation

Accrued Compensation includes accrued wages, the related payroll taxes, employee benefits of the Company's employees while they work on contract assignments, commissions earned and not yet paid and estimated commission payable.

8. Subordinated Debt

On October 2, 2015, the Company issued and sold the Subordinated Note to JAX Legacy – Investment 1, LLC (the "Investor") pursuant to a Subscription Agreement dated October 2, 2015 between the Company and the Investor (the "Subscription Agreement") in the amount of $4,185,000. The Subordinated Note is due on October 2, 2018 (the "Maturity Date"). Interest on the Subordinated Note is payable as follows: (i) 10% interest per annum on the outstanding principal balance of the Subordinated Note shall be payable quarterly in arrears, in cash, on each December 30th, March 30th, June 30th, and September 30th, until the Maturity Date and (ii) 4% interest per annum until the Maturity Date on the original principal balance of the Subordinated Note, was paid in advance on the issuance date of the Subordinated Note through the issuance to the Investor of approximately 91,000 shares of the Company's common stock (the "Interest Shares") valued at approximately $566,000. The Company may prepay the principal and interest under the Subordinated Note at any time, without penalty, provided, however, the Interest Shares shall be deemed paid in full and earned upon the issuance of the Subordinated Note. The Subordinated Note is subordinated in payment to the obligations of the Company to ACF FINCO I LLP pursuant to the terms and provisions of a Subordination and Intercreditor Agreement dated October 2, 2015 between, ACF FINCO I LLP and the Investor. In connection with the issuance of the Subordinated Note the Company and the Investor entered into a Registration Rights Agreement dated October 2, 2015 (the "Registration Rights Agreement") whereby the Company granted to the Investor certain piggyback registration rights with respect to the shares of Company common stock issued or issuable as interest payments under the Subordinated Note, and any shares of Company common stock issued as a dividend or other distribution with respect to, or in exchange for or in replacement of, shares of common stock of the Company issued or issuable as interest payments under the Subordinated Note. The Company paid fees of approximately $25,000 and 3,000 shares of common stock to the Investor, valued at approximately $23,000. In addition, the Company had approximately $33,000 of legal fees related to the transaction. Total discount recorded at issuance was approximately $647,000. Total amortization of debt discount for the six months ended March 31, 2017 was approximately $107,000.

On April 3, 2017, the Company and Jax amended and restated the Subordinated Note in its entirety in the form of the 10% Convertible Subordinated Note (the “10% Note”) in the aggregate principal amount of $4,185,000. The 10% Note matures on October 3, 2021 (the “Maturity Date”). The 10% Note is convertible into shares of the Company’s Common Stock at a conversion price equal to $5.83 per share (subject to adjustment as provided in the 10% Note upon any stock dividend, stock combination or stock split or upon the consummation of certain fundamental transactions) (the “Conversion Price”).

On October 4, 2015, the Company issued to the sellers of Access Data Consulting Corporation (see note 10) a Promissory Note. Interest on the outstanding principal balance of the Promissory Note is payable at the rate of 5.5% per annum. The principal and interest amount of the Promissory Note is payable as follows: (i) for the first twelve months commencing on November 4, 2015 and ending on October 4, 2016, a monthly payment of approximately $57,000 in principal and interest, (ii) on October 4, 2016 a balloon payment of principal of $1,000,000, (iii) for the next twelve months commencing on November 4, 2016 and ending on October 4, 2017, a monthly payment of approximately $28,000 in principal and interest, (iv) on October 4, 2017 a balloon payment of principal of $1,202,000 and (v) on October 4, 2017 any and all amounts of previously unpaid principal and accrued interest. The Promissory Note is subordinated in payment to the obligations of the Company to ACF FINCO I LLP pursuant to the terms and provisions of a Subordination and Intercreditor Agreement dated October 5, 2015 between ACF FINCO I LLP and the Sellers of Access Data Consulting Corporation.

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On January 20, 2017, the Company entered into Addendum No. 1 (the “Addendum”) to the Stock Purchase Agreement dated as of January 1, 2016 (the “Paladin Agreement”) by and among the Company and Enoch S. Timothy and Dorothy Timothy (collectively, the “Sellers”). Pursuant to the terms of the Addendum, the Company and the Sellers agreed (a) that the conditions to the “Earnouts” (as defined in the Paladin Agreement) had been satisfied or waived and (b) that the amounts payable to the Sellers in connection with the Earnouts shall be amended and restructured as follows: (i) the Company paid $250,000 in cash to the Sellers prior to January 31, 2017 (the “Earnout Cash Payment”) and (ii) the Company shall issue to the Sellers a subordinated promissory note in the principal amount of $1,000,000 (the “Subordinated Note”), The Subordinated Note shall bear interest at the rate of 5.5% per annum. Interest on the Subordinated Note shall be payable monthly. The Subordinated Note shall have a term of three years and may be prepaid without penalty. The principal of and interest on the Subordinated Note may be paid, at the option of the Company, either in cash or in shares of common stock of the Company or in any combination of cash and common stock. The Sellers have agreed that all payments and obligations under the Subordinated Note shall be subordinate and junior in right of payment to any “Senior Indebtedness” (as defined in the Paladin Agreement) now or hereafter existing to “Senior Lenders” (current or future) (as defined in the Paladin Agreement).

Balance as of March 31, 2017:
JAX Legacy debt	$4,185
Access Data debt	1,357
Paladin debt	1,000
JAX Legacy debt discount	(322)

Total subordinated debt	6,220

Short-term portion of subordinated debt	(1,357)

Long-term portion of subordinated debt	$4,863

Over the next four years, the payments of subordinated debt will total approximately $6,542,000 as follows: fiscal 2017 - $113,000 fiscal 2018 - $1,244,000, fiscal 2020 - $1,000,000 and fiscal 2021 - $4,185,000.

9. Equity

On October 2, 2015, the Company issued approximately 95,000 shares of common stock to JAX Legacy related to the subordinated note. The stock was valued at approximately $589,000.

On October 4, 2015, the Company issued approximately 328,000 shares of common stock to the sellers of Access Data Consulting Corporation. The Company also agreed if the closing price of the Company's common stock on the trading day immediately preceding the day on which the Issued Shares are first freely salable under Rule 144 (the "Rule 144 Date") is less than 90% of the Issue Price, then the Company shall make a one-time adjustment and shall promptly pay to the Sellers, in stock in the form of additional shares of common stock of the Company at the market value on the Rule 144 Date, the difference between the aggregate value of the Issued Shares at the Issue Price and the aggregate value of the Issued Shares at the closing price on the Rule 144 Date. The Company had recorded a liability of approximately $500,000 in contingent consideration.

On April 4, 2016, the Company issued approximately 123,000 shares of common stock to the sellers of Access Data Consulting Corporation related to the guarantee, discussed above. This was based on market value of the stock on April 4, 2016 being approximately $544,000 less than the $2,000,000 six month guarantee provided in the Access Data Agreement and based on the closing stock price of $4.44 per common share.

On March 31, 2017, the Company issued approximately 500,000 shares of common stock to two related party warrant holders and received cash of $1,000,000.

Stock Options

The Company has recognized compensation expense in the amount of approximately $385,000 and $392,000 during the six months ended March 31, 2017 and 2016, respectively, related to the issuance of stock options. The Company has recognized compensation expense in the amount of approximately $191,000 and $230,000 during the three months ended March 31, 2017 and 2016, respectively, related to the issuance of stock options.

During the six month period ended March 31, 2017, there were options granted to purchase 40,000 shares of common stock with a weighted average price of $4.72 per common share. This estimated value was made using the Black-Scholes option pricing model. The average expected life (years) of the options were 7, the estimated stock price volatility was 104% and the risk-free interest rate was 2.2%. The calculated compensation value of these grants was approximately $172,000. At March 31, 2017 there was approximately $1,092,000 of unrecognized compensation expense for all options.

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10. Acquisitions

Access

On October 4, 2015, the Company entered into a Stock Purchase Agreement (the "Access Data Agreement") with William Daniel Dampier and Carol Lee Dampier (collectively, the "Sellers"). Pursuant to the terms of the Access Data Agreement the Company acquired on October 4, 2015, 100% of the outstanding stock of Access Data Consulting Corporation., a Colorado corporation ("Access Data"), for a purchase price (the "Purchase Price") equal to approximately $16,168,000, which includes $600,000 related to a mutual tax election of which $200,000 was paid during the six months ended March 31, 2017 and the remaining $400,000 is included in current liabilities.

Paladin

The Company entered into a Stock Purchase Agreement dated as of January 1, 2016 (the "Paladin Agreement") with Enoch S. Timothy and Dorothy Timothy (collectively, the "Sellers"). Pursuant to the terms of the Paladin Agreement the Company acquired on January 1, 2016, 100% of the outstanding stock of Paladin Consulting Inc., a Texas corporation ("Paladin"), for a purchase price (the "Purchase Price") equal to approximately $2,625,000.

Consolidated pro-forma unaudited financial statements

The following unaudited pro forma combined financial information is based on the historical financial statements of the Company and Paladin Consulting, Inc., after giving effect to the Company's acquisition as if the acquisitions occurred on October 1, 2015.

The following unaudited pro forma information does not purport to present what the Company's actual results would have been had the acquisitions occurred on October 1, 2015, nor is the financial information indicative of the results of future operations. The following table represents the unaudited consolidated pro forma results of operations for the six months ended March 31, 2016 as if the acquisition occurred on October 1, 2015. The pro forma results of operations for the six months ended March 31, 2016 only include Paladin, as all other acquisitions either occurred prior to October 1, 2015 or had an immaterial effect on pro forma balances. Operating expenses have been increased for the amortization expense associated with the estimated fair value adjustment as of each acquisition during the respective period for the expected definite lived intangible assets. Operating expenses have been increased for the amortization expense associated with the fair value adjustment of definite lived intangible assets of approximately $51,000 for the six months ended March 31, 2016 for the Paladin acquisition.

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(in Thousands, except per share data)

Six Months Ended March 31, 2016
Net sales	$44,076
Cost of sales	31,863
Operating expenses	12,131
Net loss	$(470)
Basic and dilutive loss per common share	$(0.05)

The Company's consolidated financial statements for the three and six months ended March 31, 2017 include the actual results of all acquisitions.

11. Commitments and Contingencies

Lease

The Company leases space for all of its branch offices, which are located either in downtown or suburban business centers, and for its corporate headquarters. Branch offices are generally leased over periods from three to five years. The corporate office lease expires in 2018. The leases generally provide for payment of basic rent plus a share of building real estate taxes, maintenance costs and utilities.

Rent expense was approximately $307,000 and $579,000 and $260,000 and $502,000 for the three and six month periods ended March 31, 2017 and 2016, respectively. As of March 31, 2017, future minimum lease payments due under non-cancelable lease agreements having initial terms in excess of one year, including certain closed offices, totaled approximately $2,357,000 as follows: fiscal 2017 - $475,000, fiscal 2018 - $844,000, fiscal 2019 - $641,000, fiscal 2020 - $238,000 fiscal 2021 - $74,000 and thereafter - $85,000.

12. Segment Data

The Company provides the following distinctive services: (a) direct hire placement services, (b) temporary professional services staffing in the fields of information technology, engineering, medical, and accounting, and (c) temporary light industrial staffing. These distinct services can be divided into two reportable segments, Industrial Staffing Services and Professional Staffing Services. Selling, general and administrative expenses are not completely separately allocated among light industrial services and professional staffing services.

Unallocated corporate expenses primarily include, corporate legal expenses, consulting expenses, corporate payroll, audit fees, corporate rent and facility costs, board fees and interest expense.

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	Three Months Ended		Six Months Ended
	March 31,		March 31,
(In Thousands)	2017	2016	2017	2016

Industrial Staffing Services
Industrial services revenue	$6,125	$4,874	$12,106	$10,874
Industrial services gross margin	13.7%	10.8%	15.0%	11.3%
Operating income (loss)	$249	$(27)	$589	$40
Depreciation & amortization	68	87	141	138
Accounts receivable – net	3,644	2,116	3,644	2,116
Intangible assets	800	1,014	800	1,014
Goodwill	1,084	1,084	1,084	1,084
Total assets	$8,269	$6,629	$8,269	$6,629

Professional Staffing Services
Permanent placement revenue	$1,459	$2,059	$2,609	$3,685
Placement services gross margin	100%	100%	100%	100%
Professional services revenue	$13,965	$14,733	$27,840	$24,732
Professional services gross margin	24.1%	19.9%	24.0%	23.9%
Operating income	$1,068	$1,118	$2,116	$2,254
Depreciation and amortization	372	424	747	776
Accounts receivable – net	9,455	8,839	9,455	8,838
Intangible assets	9,556	10,653	9,556	10,653
Goodwill	17,506	17,108	17,506	17,109
Total assets	$37,391	$38,659	$37,391	$38,659

Unallocated Expenses
Corporate administrative expenses	$634	$429	$1,235	$1,041
Corporate facility expenses	69	50	143	102
Stock option amortization expense	191	230	385	392
Board related expenses	19	0	38	0
Acquisition, integration and restructuring expenses	77	122	100	568
Total unallocated expenses	$990	$831	$1,901	$2,103

Consolidated
Total revenue	$21,549	$21,666	$42,555	$39,291
Operating income	327	260	804	191
Depreciation and amortization	440	511	888	914
Total accounts receivables – net	13,099	10,954	13,099	10,954
Intangible assets	10,356	11,667	10,356	11,667
Goodwill	18,590	18,193	18,590	18,193
Total assets	$45,660	$45,288	$45,660	$45,288

13. Subsequent Events

The Company and its subsidiaries, as borrowers, entered into a Revolving Credit, Term Loan and Security Agreement (the “Credit Agreement”) with PNC Bank, National Association (“PNC”), and certain investment funds managed by MGG Investment Group LP (“MGG”). All funds were distributed on April 3, 2017 (the “Closing Date”).

Under the terms of the Credit Agreement, the Company may borrow up to $73,750,000 consisting of a four-year term loan in the principal amount of $48,750,000 (“Term Loan”) and revolving loans (“Revolver”) in a maximum amount up to the lesser of (i) $25,000,000 or (ii) an amount determined pursuant to a borrowing base that is calculated based on the outstanding amount of the Company’s eligible accounts receivable, as described in the Credit Agreement. The loans under the Credit Agreement mature on March 31, 2021.

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Amounts borrowed under the Credit Agreement may be used by the Company to repay existing indebtedness, to partially fund capital expenditures, to fund a portion of the purchase price for the acquisition of all of the issued and outstanding stock of SNI Holdco Inc. pursuant to that certain Agreement and Plan of Merger (the “Merger Agreement”) noted below, to provide for on-going working capital needs and general corporate needs, and to fund future acquisitions subject to certain customary conditions of the lenders. On the closing date of the Credit Agreement, the Company borrowed $56,226,316 which was used by the Company to repay existing indebtedness, to pay fees and expenses relating to the Credit Agreement, and to pay a portion of the purchase price for the acquisition of all of the outstanding stock of SNI Holdco Inc.

The loans under the Credit Agreement will bear interest at rates at the Company’s option of LIBOR rate plus 10% or PNC’s floating base rate plus 9%. The Term Loans may consist of Domestic Rate Loans or LIBOR Rate Loans, or a combination thereof.

The Credit Agreement is secured by all of the Company’s property and assets, whether real or personal, tangible or intangible, and whether now owned or hereafter acquired, or in which it now has or at any time in the future may acquire any right, title or interests.

The Term Loans were advanced on the Closing Date and are, with respect to principal, payable as follows, subject to acceleration upon the occurrence of an Event of Default under the Credit Agreement or termination of the Credit Agreement and provided that all unpaid principal, accrued and unpaid interest and all unpaid fees and expenses shall be due and payable in full on March 31, 2021. Principal payments are required as follows: Fiscal year 2017 - $609,000, Fiscal year 2018 – $5,789,000, Fiscal year 2019 – $6,094,000, Fiscal year 2020 – $6,398,000 and Fiscal year 2021 - $29,860,000.

The Credit Agreement contains certain covenants including the following:

Fixed Charge Coverage Ratio. The Company shall cause to be maintained as of the last day of each fiscal quarter, a Fixed Charge Coverage Ratio for itself and its subsidiaries on a Consolidated Basis of not less the amount set forth in the Credit Agreement, which ranges from 1.10 to 1.0 to 1.40 to 1.0.

Minimum EBITDA. The Company shall cause to be maintained as of the last day of each fiscal quarter, EBITDA for itself and its subsidiaries on a Consolidated Basis of not less than the amount set forth in the Credit Agreement for each fiscal quarter specified therein, in each case, measured on a trailing four (4) quarter basis as set in the Credit Agreement, which ranges from $13,000,000 to $24,000,000 over the term of the Credit Agreement.

Senior Leverage Ratio. The Company shall cause to be maintained as of the last day of each fiscal quarter, a Senior Leverage Ratio for itself and its subsidiaries on a Consolidated Basis of not greater than the amount set forth in the Credit Agreement for each fiscal quarter, in each case, measured on a trailing four (4) quarter basis as set in the agreement, which ranges from 4.50 to 1.0 to 1.5 to 1.0 over the term of the Credit Agreement.

In addition to these financial covenants, the Credit Agreement includes other restrictive covenants. The Credit Agreement permits capital expenditures up to a certain level, and contains customary default and acceleration provisions. The Credit Agreement also restricts, above certain levels, acquisitions, incurrence of additional indebtedness, and payment of dividends.

At close, the Company used approximately $7,476,000 of the revolver in relations to the transaction and refinancing of the ACF FINCO I, LP loan.

In connection with this Credit Agreement, the Company agreed to pay an original discount fee of approximately $901,300, a closing fee for the term loan of approximately $75,000 and a closing fee for the revolving credit facility of approximately $500,000. In addition, the Company paid early termination fees of approximately $240,000 to ACF FINCO I, LP in connection with the refinancing of its indebtedness to ACF FINCO I, LP.

On April 3, 2017, the Company and Jax amended and restated the Subordinated Note in its entirety in the form of a 10% Convertible Subordinated Note (the “10% Note”) in the aggregate principal amount of $4,185,000. The 10% Note matures on October 3, 2021 (the “Maturity Date”). The 10% Note is convertible into shares of the Company’s Common Stock at a conversion price equal to $5.83 per share (subject to adjustment as provided in the 10% Note upon any stock dividend, stock combination or stock split or upon the consummation of certain fundamental transactions) (the “Conversion Price”). All or any portion of the 10% Note may be redeemed by the Company for cash at any time on or after April 3, 2018 that the average daily VWAP of the Company’s Common Stock reported on the principal trading market for the Common Stock exceeds the then applicable Conversion Price for a period of 20 trading days. The redemption price shall be an amount equal to 100% of the then outstanding principal amount of the 10% Note being redeemed, plus accrued and unpaid interest thereon.

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The Company entered into an Agreement and Plan of Merger dated as of March 31, 2017 (the “Merger Agreement”) by and among the Company, GEE Group Portfolio, Inc., a Delaware corporation and a wholly owned subsidiary of the Company, (the “GEE Portfolio”), SNI Holdco Inc., a Delaware corporation (“SNI Holdco”), Smith Holdings, LLC a Delaware limited liability company, Thrivent Financial for Lutherans, a Wisconsin corporation, organized as a fraternal benefits society (“Thrivent”), Madison Capital Funding, LLC, a Delaware limited liability company (“Madison”) and Ronald R. Smith, in his capacity as a stockholder (“Mr. Smith” and collectively with Smith Holdings, LLC, Thrivent and Madison, the “Principal Stockholders”) and Ronald R. Smith in his capacity as the representative of the SNIH Stockholders (“Stockholders’ Representative”). The Merger Agreement provided for the merger subject to the terms and conditions set forth in the Merger Agreement of SNI Holdco with and into GEE Portfolio pursuant to which GEE Portfolio would be the surviving corporation (the “Merger”). The Merger was consummated on April 3, 2017. As a result of the merger, GEE Portfolio became the owner of 100% of the outstanding capital stock of SNI Companies, Inc., a Delaware corporation and a wholly-owned subsidiary of SNI Holdco (“SNI Companies” and collectively with SNI Holdco, the “Acquired Companies”).

The aggregate consideration paid for the shares of SNI Holdco (the “Merger Consideration”) was $66.4 million.

Consideration was comprised of the following:

•	The Company paid an aggregate of $25,100,000 in cash to the SNIH Stockholders and others as they directed (the “Closing Cash Payment”).

•

Issuance of 9.5% Convertible Subordinated Notes. At the Closing, the Company issued and paid to certain SNIH Stockholders an aggregate of $12.5 million in aggregate principal amount of its 9.5% Convertible Subordinated Notes (the “9.5% Notes”).

•

Issuance of Series B Convertible Preferred Stock. At the Closing, the Company agreed to issue to certain SNIH Stockholders upon receipt of duly executed letters of transmittal an aggregate of approximately 5,926,000 shares of its Series B Convertible Preferred Stock (with a value of $28,800,000 based on the average daily VWAP of the Common Stock for the 20 trading days immediately prior to the closing date of the Merger).

Cash Payment to Former Senior Lender of the Company. At the Closing, the Company paid $7,630,697 to ACF FINCO, LLP, the Company’s former senior lender to repay in full the indebtedness owed by the Company to ACF FINCO, LLP as of the date of the Closing.

Cash Payment to Senior Lender of Acquired Companies. At the closing, the Company paid $20,220,710.88 to Monroe Capital, the senior lender to the Acquired Companies to repay in full the indebtedness owed by the Acquired Companies to Monroe Capital as of the date of the Closing.

The SNIH Stockholders have agreed to indemnify the Company with respect to the breach of the representations and warranties set forth in the Merger Agreement. The relative responsibility and Indemnification Ceiling of each SNIH Stockholder is determined as set forth in the Merger Agreement. In addition, the indemnification obligations of the SNIH Stockholders are subject to certain overall baskets, deductibles and ceilings as set forth in the Merger Agreement. The Company is entitled to seek ‘set off’ or ‘recoupment’ for indemnification with respect to a respective SNIH Stockholder’s 9.5% Notes or stock or other property, as may be owned by that SNIH Stockholder and held in escrow. $8.6 million in aggregate principal amount of the 9.5% Notes will be held in escrow by the Escrow Agent against which the Company may seek set-off in the event of certain indemnification obligations of the SNIH Stockholders. These 9.5% Notes will be released from escrow after a period of eighteen months if there are no outstanding claims for indemnification, but not if there are outstanding claims for indemnification.

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The Company has agreed to prepare and file with the Securities and Exchange Commission a proxy statement for the purpose of convening a meeting of its stockholders to obtain Requisite Shareholder Approval (as defined below) to approve the conversion of shares of Series B Convertible Preferred Stock and 9.5% Notes into shares of Common Stock and the payment of interest on the 9.5% Notes in shares of Common Stock in excess of the Conversion Limit (as defined below).

The Company has agreed to provide the SNIH Stockholders with certain piggyback and demand registration rights with respect to the shares of Common Stock that are issuable upon the conversion of the Series B Convertible Preferred Stock and the 9.5% Notes.

The transactions contemplated by the Merger Agreement were unanimously approved by the board of directors of the Company and GEE Portfolio, by the Company as sole stockholder of GEE Portfolio and by each of the Acquired Companies.

The Company utilized $52,336,000 of the proceeds from its Credit Agreement to finance the Closing Cash Payment to the SNIH Stockholders as well as the other cash payments described above and made at the Closing.

SNI Companies, led by co-founder and current Chairman and CEO Ron Smith, is a premier provider of recruitment and staffing services specializing in administrative, finance, accounting, banking, technology, and legal professions. Through its Staffing Now®, Accounting Now®, SNI Technology®, SNI Financial®, Legal Now®, SNI Energy® and SNI Certes® divisions, SNI Companies delivers staffing solutions on a temporary/contract, temp/contract-to hire, full time and direct hire basis, across a wide range of disciplines and industries including finance, accounting, banking, technical, software, tax, human resources, legal, engineering, construction, manufacturing, natural resources, energy and administrative professional. SNI Companies has offices in Colorado, Connecticut, Washington DC, Georgia, Illinois, Iowa, Louisiana, Maryland, Massachusetts, Minnesota, New Jersey, Pennsylvania, Texas and Virginia.

The assets acquired primarily consist of accounts receivable, unbilled revenue, deposit, leases, customer contracts, fixed assets and other current assets. In addition, the purchase price for the Acquired Companies includes value derived from goodwill and the talented sales and recruiting personnel employed by the Acquired Companies.

On April 3, 2017, the Company and Thrivent entered into an Agreement which restricts Thrivent from converting all or any portion of its shares of Series B Convertible Preferred Stock to the extent that after giving effect to such conversion as set forth in a written election to GEE to convert the Preferred Stock, Thrivent (together with Thrivent’s Affiliates, and any other person or entity acting as a group together with Thrivent or any of Thrivent’s Affiliates), would beneficially own Common Stock in excess of 4.99% of the number of shares of the Common Stock outstanding immediately after giving effect to the issuance of shares of Common Stock issuable upon conversion of Thrivent’s Series B Convertible Preferred Stock (the “Beneficial Ownership Limitation”). The Beneficial Ownership Limitation may be waived by Thrivent, upon not less than 61 days’ prior notice to the Company that Thrivent would like to waive the Beneficial Ownership Limitation with regard to any or all shares of Common Stock issuable upon conversion of the Series B Convertible Preferred Stock.

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On April 3, 2017, the Company issued and paid to certain SNIH Stockholders as part of the Merger Consideration an aggregate of $12.5 million in aggregate principal amount of its 9.5% Notes. The 9.5% Notes mature on October 3, 2021 (the “Maturity Date”). The 9.5% Notes are convertible into shares of the Company’s Common Stock at a conversion price equal to $5.83 per share (subject to adjustment as provided in the 9.5% Note upon any stock dividend, stock combination or stock split or upon the consummation of certain fundamental transactions) (the “Conversion Price”) ; provided, however, that unless and until such time as the Company has received Requisite Stockholder Approval the Company shall not be permitted to make any interest payment in shares of Common Stock to the extent that such issuance would cause the Company to exceed the Conversion Limit. Interest on the 9.5% Notes accrues at the rate of 9.5% per annum and shall be paid quarterly in arrears on June 30, September 30, December 31 and March 31, beginning on June 30, 2017, on each conversion date with respect to the 9.5% Notes (as to that principal amount then being converted), and on the Maturity Date (each such date, an “Interest Payment Date”). At the option of the Company, interest may be paid on an Interest Payment Date either in cash or in shares of Common Stock of the Company, which Common Stock shall be valued at the average daily VWAP of the Common Stock for the 20 trading days immediately prior to such Interest Payment Date provided, however, that unless and until such time as the Company has received Requisite Stockholder Approval the Company shall not be permitted to make any interest payment in shares of Common Stock to the extent that such issuance would cause the Company to exceed the Conversion Limit. For purposes of the 9.5% Notes and the Company’s Series B Convertible Preferred Stock, the term “Requisite Stockholder Approval” means approval by the stockholders of the Company in compliance with Section 712 of the NYSE MKT Company Guide and Regulation 14A under the Securities Exchange Act of 1934, as amended, of the issuance of shares of Common Stock that would constitute more than 19.99% of the Common Stock outstanding immediately prior to the closing date of the Merger (the “Conversion Limit”) upon (i) the conversion of the Company’s Series B Convertible Preferred Stock, and/or (ii) the conversion of the 9.5% Notes and/or (iii) the payment of interest on the 9.5% Notes in shares of Common Stock and/or (iv) any other issuance of Common Stock in connection with the issuance of the 9.5% Notes. All or any portion of the 9.5% Notes may be redeemed by the Company for cash at any time on or after April 3, 2018 that the average daily VWAP of the Company’s Common Stock reported on the principal trading market for the Common Stock exceeds the then applicable Conversion Price for a period of 20 trading days. The redemption price shall be an amount equal to 100% of the then outstanding principal amount of the 9.5% Notes being redeemed, plus accrued and unpaid interest thereon. Except as otherwise provided in the 9.5% Notes, the Company may not prepay any portion of the principal amount of any 9.5% Note without the prior written consent of the holder thereof. Any prepayments of the 9.5% Notes shall be made on a pro rata basis to all holders of 9.5% Notes based on the aggregate principal amount of 9.5% Notes held by such holders. The Company shall be required to prepay the 9.5% Notes together with accrued and unpaid interest thereon upon the consummation by the Company of any Change of Control. For purposes of the 9.5% Notes, a Change of Control of the Company shall mean any of the following: (A) the Company effects any sale of all or substantially all of its assets in one transaction or a series of related transactions or (B) the consummation of any transaction (including, without limitation, any merger or consolidation), the result of which is that any person or entity together with their affiliates, becomes the beneficial owner, directly or indirectly, of more than 50% of the Common Stock of the Company. Thrivent is restricted in its 9.5% Note from converting all or any portion of its 9.5% Note into shares of Common Stock to the extent that after giving effect to such conversion Thrivent (together with its affiliates and any other person or entity acting as a group together with the Thrivent or any of Thrivent’s affiliates) would beneficially own Common Stock in excess of 4.99% of the number of shares of the Common Stock outstanding immediately after giving effect to the issuance of shares of Common Stock issuable upon conversion of the Notes (the “Beneficial Ownership Limitation”) The Beneficial Ownership Limitation may be waived by Thrivent, upon not less than 61 days’ prior notice to the Company that Thrivent would like to waive the Beneficial Ownership Limitation with regard to any or all shares of Common Stock issuable upon conversion of its 9.5% Note. Each of the 9.5% Notes is subject to the right by the Company to the extent provided in the Merger Agreement, to set off any amounts payable to the holders of the 9.5% Notes against amounts owing by the SNIH Stockholders to the Company or the other Buyer Indemnified Parties. Each of the 9.5% Notes is subordinated in payment to the obligations of the Company to the lenders parties to the Credit Agreement pursuant to those certain Subordination and Intercreditor Agreements, each dated as of March 31, 2017 by and among the Company, the Borrowers, the Agent and each of the holders of the 9.5% Notes.

None of the 9.5% Notes issued to the SNIH Stockholders are registered under the Securities Act of 1933, as amended (the “Securities Act”). Each of the SNIH Stockholders who received 9.5% Notes is an accredited investor. The issuance of the 9.5% Notes to such SNIH Stockholders is exempt from the registration requirements of the Act in reliance on an exemption from registration provided by Section 4(2) of the Act.

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On April 3, 2017, the Company agreed to issue to certain SNIH Stockholders upon receipt of duly executed letters of transmittal as part of the Merger Consideration, an aggregate of approximately 5,926,000 shares of its Series B Convertible Preferred Stock to certain of the SNIH Stockholders as part of the Merger Consideration. The Series B Convertible Preferred Stock has a liquidation preference equal to $4.86 per share and ranks senior to all “Junior Securities” (including the Company’s Common Stock) with respect to any distribution of assets upon liquidation, dissolution or winding up of the Company, whether voluntary or involuntary. In the event that the Company declares or pays a dividend or distribution on its Common Stock, whether such dividend or distribution is payable in cash, securities or other property, including the purchase or redemption by the Company or any of its subsidiaries of shares of Common Stock for cash, securities or property, the Company is required to simultaneously declare and pay a dividend on the Series B Convertible Preferred Stock on a pro rata basis with the Common Stock determined on an as-converted basis assuming all shares had been converted as of immediately prior to the record date of the applicable dividend or distribution. Except as set forth in the Resolution Establishing Series (as defined below) as may be required by Illinois law, the holders of the Series B Convertible Preferred Stock have no voting rights. Pursuant to the Resolution Establishing Series, without the prior written consent of holders of not less than a majority of the then total outstanding Shares of Series B Convertible Preferred Stock, voting separately as a single class, the Company shall not create, or authorize the creation of, any additional class or series of capital stock of the Company (or any security convertible into or exercisable for any class or series of capital stock of the Company) that ranks pari passu with or superior to the Series B Convertible Preferred Stock in relative rights, preferences or privileges (including with respect to dividends, liquidation or voting). Each share of Series B Convertible Preferred Stock shall be convertible at the option of the holder thereof into one share of Common Stock at an initial conversion price equal to $4.86 per share, each as subject to adjustment in the event of stock splits, stock combinations, capital reorganizations, reclassifications, consolidations, mergers or sales, as set forth in the Resolution Establishing Series: provided, however, that unless and until such time as the Company has received Requisite Stockholder Approval a holder of Shares of Series B Convertible Preferred Stock shall not be permitted to effect any conversion of any shares of Series B Preferred Stock to the extent that the shares of Common Stock issuable upon such conversion when taken together with the shares of Common Stock previously issued with respect to (i) prior conversions of shares of Series B Convertible Preferred Stock, and/or (ii) prior conversions of any 9.5% Notes and/or (iii) the payment of dividends on any 9.5% Notes in shares of Common Stock and/or (iv) otherwise in connection with the issuance of the 9.5% Notes would result in the issuance of shares of Common Stock that exceed the Conversion Limit.

None of the shares of Series B Preferred Stock issued to the SNIH Stockholders are registered under the Securities Act. Each of the SNIH Stockholders who received shares of Series B Preferred Stock is an accredited investor. The issuance of the shares of Series B Preferred Stock to such SNIH Stockholders is exempt from the registration requirements of the Act in reliance on an exemption from registration provided by Section 4(2) of the Act.

On April 3, 2017, the Company filed a Statement of Resolution Establishing its Series B Convertible Preferred Stock with the State of Illinois. (the Resolution Establishing Series”). Pursuant to the Resolution Establishing Series, the Company designated 5,950,000 of its authorized preferred stock as “Series B Convertible Preferred Stock”, without par value.

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Item 2. Management’s Discussion and Analysis of Financial Condition and Results of Operations.

Overview

We specialize in the placement of information technology, engineering, and accounting professionals for direct hire and contract staffing for our clients, and provide temporary staffing services for our light industrial clients. As a result of our acquisition of Scribe Solutions, Inc. ("Scribe") in April 2015, we now also offer data entry assistants (medical scribes) who specialize in electronic medical records (EMR) services for emergency departments, specialty physician practices and clinics. There is currently a growing need for medical scribes due to the rise in EMR being utilized for billing and documentation of health care services and the meaningful use requirements that are part of the Affordable Care Act. The acquisitions of Agile Resources, Inc. a Georgia Corporation ("Agile"), Access Data Consulting Corporation, a Colorado corporation ("Access") and Paladin Consulting Inc., a Texas corporation (“Paladin”) expanded our geographical footprint within the placement and contract staffing of information technology.

Our staffing services are provided through a network of twenty branch offices located in downtown or suburban areas of major U.S. cities in ten states. We have one office located in each of Arizona, Colorado, Georgia, Indiana, Illinois and Massachusetts, two offices in each of California and Texas, three offices in Florida and seven offices in Ohio.

Management has implemented a strategy which included cost reduction efforts as well as identifying strategic acquisitions, financed primarily through the issuance of equity and debt to improve the overall profitability and cash flows of the Company. We believe our current segments complement one another and position us for future growth.

Results of Operations – Three Months Ended March 31, 2017 Compared to the Three Months Ended March 31, 2016

Results of Operations

Net Revenues

Consolidated net revenues are comprised of the following:

	Three Months Ended March 31,
(In thousands)	2017	2016	$ change	% change
Direct hire placement services	$1,459	$2,059	$(600)	(29)%
Professional contract services	13,965	14,733	(768)	(5)
Industrial contract services	6,125	4,874	1,251	26
Consolidated Net Revenues	$21,549	$21,666	$(117)	(0.5)%

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Consolidated net revenues decreased approximately $117,000 or 0.5% compared with the same period last year. Direct hire placement services and professional contract services is down as the total number of recruiters and sales professionals are down in the Company, however management does expect to increase hiring in the following quarter. Industrial contract services increased due to a management effort to replace certain customers lost in the prior year. Executive management has started to hire additional national sales force that can be serviced by the expanded geographical service area.

Cost of Contract Services

Cost of services includes wages and related payroll taxes and employee benefits of the Company's employees while they work on contract assignments. Cost of contract services for the three-month period ended March 31, 2017 increased by approximately 2% to approximately $15,894,000 compared with the prior period of approximately $15,630,000 for the three-month period ended March 31, 2016. Cost of contract services, as a percentage of contract revenue, for the three-month period ended March 31, 2017 increased approximately 2% to 74% compared with the prior period of approximately 72%. The change in the contract revenue gross margin is related to several factors, including the addition of lower gross margin from Paladin and Industrial contract services.

Gross Profit percentage by segment:

	Three Months Ended	Three Months Ended
Gross Profit Margin %	March 31, 2017	March 31, 2016
Direct hire placement services	100%	100%
Industrial contract services	13.7%	10.8%
Professional contract services	24.1%	19.9%
Combined Gross Profit Margin % (1)	26.2%	27.9%

(1) Includes gross profit from direct hire placements, which all associated costs are recorded as selling, general and administrative expenses.

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Selling, General and Administrative Expenses

Selling, general and administrative expenses include the following categories:

☐

Compensation and benefits in the operating divisions, which includes salaries, wages and commissions earned by the Company's employment consultants and branch managers on permanent and temporary placements.

☐

Administrative compensation, which includes salaries, wages, payroll taxes and employee benefits associated with general management and the operation of the finance, legal, human resources and information technology functions.

☐	Occupancy costs, which includes office rent, and other office operating expenses.

☐	Recruitment advertising, which includes the cost of identifying job applicants.

☐

Other selling, general and administrative expenses, which includes travel, bad debt expense, fees for outside professional services and other corporate-level expenses such as business insurance and taxes.

The Company's largest selling, general and administrative expense is for compensation in the operating divisions. Most of the Company's sales agents and recruiters are paid on a commission basis and receive advances against future commissions. When commissions are earned, prior advances are applied against them and the sales agent or recruiter is paid the net amount. The Company recognizes the full amount as commission expense, and advance expense is reduced by the amount recovered. Thus, the Company's advance expense represents the net amount of advances paid, less amounts applied against commissions, plus commission accruals for billed but uncollected revenue.

Selling, general and administrative expenses for the three months ended March 31, 2017 decreased by approximately $332,000 or approximately 6% compared to the same period last year. The decrease in selling, general and administrative expenses was a result of management’s effort to consolidate and create efficiencies within the consolidated companies.

Acquisition, Integration and Restructuring Charges

Acquisition, integration and restructuring charges, are legal expenses, travel expenses, finder’s fees, severance agreements and other expenses that the Company has expensed as incurred and related to various transactions the Company has or expects to execute. The Company expects to have these expenses each quarter while we continue our growth strategy, however these expenses would not necessarily be incurred by the Company on a recurring basis in normal operations, without acquisitions.

The acquisition, integration and restructuring charges for the three months ended March 31, 2017, decreased by approximately $45,000 compared with the same period last year as the Company continues to evaluate potential acquisitions and perform due diligence, however no acquisitions were closed during the period.

Results of Operations – Six Months Ended March 31, 2017 Compared to the Six Months Ended March 31, 2016

Results of Operations

Net Revenues

Consolidated net revenues are comprised of the following:

	Six Months Ended March 31,
(In thousands)	2017	2016	$ change	% change
Direct hire placement services	$2,609	$3,685	$(1,076)	(29)%
Professional contract services	27,840	24,732	3,108	13
Industrial contract services	12,106	10,874	1,232	11
Consolidated Net Revenues	$42,555	$39,291	$3,264	8%

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Consolidated net revenues increased approximately $3,264,000 or 8% compared with the same period last year. The Company acquired Paladin as of January 1, 2016, which increased the professional contract services by approximately $4,429,000, however these gains were offset by overall lower professional contract revenue. Direct hire placement services have not been a focus of the acquired entities, however management does not believe that the decrease in permanent placement services will continue. Executive management has stabilized its sales force, consolidated and expanded its sales strategy and is investing in revenue growth.

Cost of Contract Services

Cost of services includes wages and related payroll taxes and employee benefits of the Company's employees while they work on contract assignments. Cost of contract services for the six-month period ended March 31, 2017 increased by approximately 12% to approximately $31,457,000 compared with the prior period of approximately $27,967,000 for the six-month period ended March 31, 2016. Cost of contract services, as a percentage of contract revenue, for the six-month period ended March 31, 2017 increased approximately 3% to approximately 74% compared with the prior period of approximately 71%. The change in the contract revenue gross margin is related to several factors, including the addition of lower gross margin from the Paladin acquisition as of January 1, 2016 and increase in Industrial contract services.

Gross Profit percentage by segment:

	Six Months Ended	Six Months Ended
Gross Profit Margin %	March 31, 2017	March 31, 2016
Direct hire placement services	100%	100%
Industrial contract services	15.0%	11.3%
Professional contract services	24.0%	23.9%
Combined Gross Profit Margin % (1)	26.1%	28.8%

(1) Includes gross profit from direct hire placements, which all associated costs are recorded as selling, general and administrative expenses.

Selling, General and Administrative Expenses

Selling, general and administrative expenses include the following categories:

☐

Compensation and benefits in the operating divisions, which includes salaries, wages and commissions earned by the Company's employment consultants and branch managers on permanent and temporary placements.

☐

Administrative compensation, which includes salaries, wages, payroll taxes and employee benefits associated with general management and the operation of the finance, legal, human resources and information technology functions.

☐	Occupancy costs, which includes office rent, and other office operating expenses.

☐	Recruitment advertising, which includes the cost of identifying job applicants.

☐

Other selling, general and administrative expenses, which includes travel, bad debt expense, fees for outside professional services and other corporate-level expenses such as business insurance and taxes.

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The Company's largest selling, general and administrative expense is for compensation in the operating divisions. Most of the Company's sales agents and recruiters are paid on a commission basis and receive advances against future commissions. When commissions are earned, prior advances are applied against them and the sales agent or recruiter is paid the net amount. The Company recognizes the full amount as commission expense, and advance expense is reduced by the amount recovered. Thus, the Company's advance expense represents the net amount of advances paid, less amounts applied against commissions, plus commission accruals for billed but uncollected revenue.

Selling, general and administrative expenses for the six months ended March 31, 2017 decreased by approximately $345,000 or 4% compared to the same period last year. The decrease in selling, general and administrative expenses was a result of management effort to consolidate and create efficiencies within the consolidated companies.

Acquisition, Integration and Restructuring Charges

Acquisition, integration and restructuring charges, are legal expenses, travel expenses, finder’s fees, severance agreements and other expenses that the Company has expensed as incurred and related to various transactions the Company has or expects to execute. The Company expects to have these expenses each quarter while we continue our growth strategy, however these expenses would not necessarily be incurred by the Company on a recurring basis in normal operations, without acquisitions.

The acquisition, integration and restructuring charges for the six months ended March 31, 2017, decreased by approximately $468,000 compared with the same period last year as the Company continues to evaluate potential acquisitions and perform due diligence, however no acquisitions were closed during the period.

Liquidity and Capital Resources

The following table sets forth certain consolidated statements of cash flows data (in thousands):

	For the six months ended March 31, 2017	For the six months ended March 31, 2016
Cash flows (used in) provided by operating activities	$(281)	$683
Cash flows used in investing activities	$(536)	$(9,231)
Cash flows (used in) provided by financing activities	$(149)	$5,532

As of March 31, 2017, the Company had cash of approximately $1,562,000, which was a decrease of approximately $966,000 from approximately $2,528,000 at September 30, 2016. Working capital at March 31, 2017 was approximately $1,390,000, as compared to negative working capital of approximately $(597,000) for September 30, 2016. The net loss for the six months ended March 31, 2017, was approximately $(78,000).

Net cash used in and provided by operating activities for the six months ended March 31, 2017 and 2016 was approximately $(281,000) and $683,000, respectively. The fluctuation is due to the significant increase in accounts receivable, decrease in accrued compensation and decrease in accounts payable for the six months ended March 31, 2017 and offset by non-cash related expense for depreciation, amortization and stock compensation.

Net cash used in investing activities for the six months ended March 31, 2017 and 2016 was approximately ($536,000) and ($9,231,000), respectively. The primary use of cash was for payments to Access Sellers and the purchase of equipment for the six months ended March 31, 2017. The primary use of cash was for payments for acquisitions of Access and Paladin during the six months ended March 31, 2016.

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Net cash flows used in and provided by financing activities for the six months ended March 31, 2017 was approximately $(149,000) compared to approximately $5,532,000 in the six months ended March 31, 2016. Fluctuations in financing activities are attributable to the level of net borrowings of the secured revolving note and the proceeds of the subordinated debt for the acquisitions. The Company received $1,000,000 related to the exercise of two related party warrants.

All of the Company's office facilities are leased. As of March 31, 2017, future minimum lease payments under non-cancelable lease commitments having initial terms more than one year, including closed offices, totaled approximately $2,357,000.

The Company and its subsidiaries, as borrowers, entered into a Revolving Credit, Term Loan and Security Agreement (the “Credit Agreement”) with PNC Bank, National Association (“PNC”), and certain investment funds managed by MGG Investment Group LP (“MGG”), with an effective date of April 3, 2017.

Under the terms of the Credit Agreement, the Company may borrow up to $73,750,000 consisting of a four-year term loan in the principal amount of $48,750,000 and revolving loans in a maximum amount up to the lesser of (i) $25,000,000 or (ii) an amount determined pursuant to a borrowing base that is calculated based on the outstanding amount of the Company’s eligible accounts receivable, as described in the Credit Agreement. The loans under the Credit Agreement mature on March 31, 2021.

Amounts borrowed under the Credit Agreement may be used by the Company to repay existing indebtedness, to partially fund capital expenditures, to fund a portion of the purchase price for the acquisition of all of the issued and outstanding stock of SNI Holdco Inc. pursuant to that certain Agreement and Plan of Merger (the “Merger Agreement”) , to provide for on-going working capital needs and general corporate needs, and to fund future acquisitions subject to certain customary conditions of the lenders. On the closing date of the Credit Agreement, the Company borrowed $56,226,316.74 which was used by the Company to repay existing indebtedness, to pay fees and expenses relating to the Credit Agreement, and to pay a portion of the purchase price for the acquisition of all of the outstanding stock of SNI Holdco Inc. pursuant to the Merger Agreement.

The loans under the Credit Agreement will bear interest at rates at the Company’s option of LIBOR rate plus 10% or PNC’s floating base rate plus 9%. The Term Loans may consist of Domestic Rate Loans or LIBOR Rate Loans, or a combination thereof.

The Credit Agreement is secured by all of the Company’s property and assets, whether real or personal, tangible or intangible, and whether now owned or hereafter acquired, or in which it now has or at any time in the future may acquire any right, title or interests.

The Term Loans were advanced on the Closing Date and are, with respect to principal, payable as follows, subject to acceleration upon the occurrence of an Event of Default under the Credit Agreement or termination of the Credit Agreement and provided that all unpaid principal, accrued and unpaid interest and all unpaid fees and expenses shall be due and payable in full on March 31, 2021. Principal payments are required as follows: Fiscal year 2017 - $609,000, Fiscal year 2018 – $5,789,000, Fiscal year 2019 – $6,094,000, Fiscal year 2020 – $6,398,000 and Fiscal year 2021 - $29,860,000.

The Credit Agreement contains certain covenants including the following:

Fixed Charge Coverage Ratio. The Company shall cause to be maintained as of the last day of each fiscal quarter, a Fixed Charge Coverage Ratio for itself and its subsidiaries on a Consolidated Basis of not less the amount set forth in the Credit Agreement, which ranges from 1.10 to 1.0 to 1.40 to 1.0.

Minimum EBITDA. The Company shall cause to be maintained as of the last day of each fiscal quarter, EBITDA for itself and its subsidiaries on a Consolidated Basis of not less than the amount set forth in the Credit Agreement for each fiscal quarter specified therein, in each case, measured on a trailing four (4) quarter basis as set in the Credit Agreement, which ranges from $13,000,000 to $24,000,000 over the term of the Credit Agreement.

Senior Leverage Ratio. The Company shall cause to be maintained as of the last day of each fiscal quarter, a Senior Leverage Ratio for itself and its subsidiaries on a Consolidated Basis of not greater than the amount set forth in the Credit Agreement for each fiscal quarter, in each case, measured on a trailing four (4) quarter basis as set in the agreement, which ranges from 4.50 to 1.0 to 1.5 to 1.0 over the term of the Credit Agreement.

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In addition to these financial covenants, the Credit Agreement includes other restrictive covenants. The Credit Agreement permits capital expenditures up to a certain level, and contains customary default and acceleration provisions. The Credit Agreement also restricts, above certain levels, acquisitions, incurrence of additional indebtedness, and payment of dividends.

In connection with this Credit Agreement, the Company agreed to pay on original discount fee of approximately $901,300, a closing fee for the term loan of approximately $75,000 and a closing fee for the revolving credit facility of approximately $500,000. In addition, the Company paid early termination fees of approximately $240,000 to ACF FINCO I, LP in connection with the refinancing of its indebtedness to ACF FINCO I, LP.

The Company believes that the borrowing availability under the new PNC Credit Agreement will be adequate to fund its working capital needs.

On October 2, 2015, the Company issued and sold a subordinated note in the aggregate principal amount of $4,185,000 (the "Subordinated Note") to JAX Legacy – Investment 1, LLC (the "Investor") pursuant to a Subscription Agreement dated October 2, 2015 between the Company and the Investor (the "Subscription Agreement"). The Subordinated Note is due on October 2, 2018 (the "Maturity Date"). Interest on the Subordinated Note is payable as follows: (i) 10% interest per annum on the outstanding principal balance of the Subordinated Note payable quarterly in arrears, in cash, on each December 30th, March 30th, June 30th, and September 30th, until the Maturity Date and (ii) 4% interest per annum until the Maturity Date on the original principal balance of the Subordinated Note ($566,000), was paid in advance on the issuance date of the Subordinated Note through the issuance to the Investor of approximately 91,000 shares of the Company's common stock (the "Interest Shares"). The Company may prepay the principal and interest under the Subordinated Note at any time, without penalty, provided, however, the Interest Shares shall be deemed paid in full and earned upon the issuance of the Subordinated Note. The Subordinated Note is subordinated in payment to the obligations of the Company to ACF FINCO I LLP pursuant to the terms and provisions of a Subordination and Intercreditor Agreement dated October 2, 2015 between, ACF FINCO I LLP and the Investor. In connection with the issuance of the Subordinated Note the Company and the Investor entered into a Registration Rights Agreement dated October 2, 2015, whereby the Company granted to the Investor certain piggyback registration rights with respect to the shares of Company common stock issued or issuable as interest payments under the Subordinated Note, and any shares of Company common stock issued as a dividend or other distribution with respect to, or in exchange for or in replacement of, shares of common stock of the Company issued or issuable as interest payments under the Subordinated Note.

On April 3, 2017, the Company and Jax amended and restated the Subordinated Note in its entirety in the form of the 10% Convertible Subordinated Note (the “10% Note”) in the aggregate principal amount of $4,185,000. The 10% Note matures on October 3, 2021 (the “Maturity Date”). The 10% Note is convertible into shares of the Company’s Common Stock at a conversion price equal to $5.83 per share (subject to adjustment as provided in the 10% Note upon any stock dividend, stock combination or stock split or upon the consummation of certain fundamental transactions) (the “Conversion Price”). The 10% Note is subordinated in payment to the obligations of the Company to the lenders parties to the Credit Agreement, pursuant to a Subordination and Intercreditor Agreements, dated as of March 31, 2017 by and among the Company, the Borrowers, the Agent and Jax. The 10% Note issued to Jax is not registered under the Securities Act of 1933, as amended (the “Securities Act”). Jax is an accredited investor. The issuance of the 10% Note to Jax is exempt from the registration requirements of the Act in reliance on an exemption from registration provided by Section 4(2) of the Act.

On October 4, 2015, the Company issued to the former owners of Access Data Consulting Corporation a Promissory Note in the principal amount of $3,000,000. Interest on the outstanding principal balance of the Promissory Note is payable at the rate of 5.5% per annum. The principal and interest amount of the Promissory Note is payable as follows: (i) for the first twelve months commencing on November 4, 2015 and ending on October 4, 2016, a monthly payment of $57,000 in principal and interest, (ii) on October 4, 2016 a balloon payment of principal of $1,000,000, (iii) for the next twelve months commencing on November 4, 2016 and ending on October 4, 2017, a monthly payment of $28,000 in principal and interest, (iv) on October 4, 2017 a balloon payment of principal of $1,202,000 and (v) on October 4, 2017 any and all amounts of previously unpaid principal and accrued interest. The Promissory Note is subordinated in payment to the obligations of the Company to ACF FINCO I LLP pursuant to the terms and provisions of a Subordination and Intercreditor Agreement dated October 5, 2015 between ACF FINCO I LLP and the Sellers of Access Data Consulting Corporation. The Company is current on all payments of this loan.

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In recent years, the Company has incurred significant losses and negative cash flows from operations. Management has implemented a strategy which included cost reduction efforts as well as identifying strategic acquisitions, financed primarily through the issuance of common stock, to improve the overall profitability and cash flows of the Company. Management believes with current cash flow from operations, the equity offerings, issued debt and the availability under the PNC Credit Agreement, the Company will have sufficient liquidity for the next 12 months.

Off-Balance Sheet Arrangements

As of March 31, 2017, there were no transactions, agreements or other contractual arrangements to which an unconsolidated entity was a party, under which the Company (a) had any direct or contingent obligation under a guarantee contract, derivative instrument or variable interest in the unconsolidated entity, or (b) had a retained or contingent interest in assets transferred to the unconsolidated entity.

Item 3. Quantitative and Qualitative Disclosures About Market Risk.

Not applicable.

Item 4. Controls and Procedures.

Disclosure Controls and Procedures

As of March 31, 2017, the Company's management evaluated, with the participation of its principal executive officer and its principal financial officer, the effectiveness of the Company's disclosure controls and procedures, as defined in Rules 13a-15(e) and 15d-15(e) of the Securities Exchange Act of 1934, as amended (the Exchange Act"). Based on that evaluation, the Company's principal executive officer and its principal financial officer concluded that the Company's disclosure controls and procedures were effective as of March 31, 2017.

Changes in Internal Control over Financial Reporting

There were no changes in the Company's internal control over financial reporting or in any other factors that could significantly affect these controls, during the Company's second quarter ended March 31, 2017, that have materially affected, or are reasonably likely to materially affect, the Company's internal control over financial reporting.

33

PART II – OTHER INFORMATION.

Item 1. Legal Proceedings.

As of March 31, 2017, there were no material legal proceedings pending against the Company.

Item 1A. Risk Factors.

Not required.

Item 2. Unregistered Sales of Equity Securities and Use of Proceeds.

Not required.

Item 3. Defaults Upon Senior Securities.

None.

Item 4. Mine Safety Disclosures.

Not Applicable

Item 5. Other Information.

None.

34

Item 6. Exhibits

The following exhibits are filed as a part of Part I of this report:

No.	Description of Exhibit

23.1	Consent of Independent Auditor

31.01	Certifications of the principal executive officer required by Rule 13a-14(a) or Rule 15d-14(a) of the Exchange Act.

31.02	Certifications of the principal financial officer required by Rule 13a-14(a) or Rule 15d-14(a) of the Exchange Act.

32.01	Certifications of the principal executive officer required by Rule 13a-14(a) or Rule 15d-14(a) of the Exchange Act and Section 1350 of Title 18 of the United States Code.

32.02	Certifications of the principal financial officer required by Rule 13a-14(a) or Rule 15d-14(a) of the Exchange Act and Section 1350 of Title 18 of the United States Code.

101.INS	Instance Document

101.SCH	XBRL Taxonomy Extension Schema Document

101.CAL	XBRL Taxonomy Extension Calculation Linkbase Document

101.DEF	XBRL Taxonomy Extension Definition Linkbase Document

101.LAB	XBRL Taxonomy Extension Label Linkbase Document

101.PRE	XBRL Taxonomy Extension Presentation Linkbase Document

35

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

GEE GROUP INC.
(Registrant)

Date: May 15, 2017	By:	/s/ Derek Dewan
Derek Dewan
Chief Executive Officer
(Principal Executive Officer)

	By:	/s/ Andrew J. Norstrud
Andrew J. Norstrud
Chief Financial Officer (Principal Financial and Accounting Officer)

36

ANNEX H

CONSENT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

We hereby consent to the incorporation by reference in this Schedule 14A Proxy Statement of our report dated December 22, 2016 relating to the consolidated financial statements of GEE Group, Inc., which appears in GEE Group, Inc.’s Annual Report on Form 10-K for the fiscal year ended September 30, 2016 which is annexed to this Proxy Statement.

/s/ Friedman LLP

June 7, 2017

Marlton, New Jersey

ANNEX I

Consent of Independent Auditor

We consent to the incorporation by reference in the Registration Statement on Form S-3 (No. 333-204080) and Registration Statements on Form S-8 (Nos. 333-207179, 333-166173 and 333-25129) of GEE Group, Inc. of our report dated March 29, 2017 relating to the consolidated financial statements of SNI Holdco Inc., appearing in this Preliminary Proxy Statement on Schedule 14A.

/s/ RSM US LLP

Des Moines, Iowa

June 7, 2017

ANNEX J

☐    FOLD AND DETACH HERE AND READ THE REVERSE SIDE    ☐

PROXY	PROXY

GEE GROUP, INC.

PROXY FOR THE 2017 ANNUAL MEETING OF STOCKHOLDERS

OF GEE GROUP, INC.

184 Shuman Blvd., Suite 420, Naperville, IL 60563

THIS PROXY IS SOLICITED BY THE BOARD OF DIRECTORS

The undersigned stockholder of GEE GROUP, INC. hereby appoints DEREK DEWAN AND/OR ANDREW J. NORSTRUD, as proxies (with full power of substitution) to vote all shares which the undersigned would be entitled to vote at the Annual Meeting of stockholders to be held on _____________, 2017, at 9:00a.m. Eastern time at _____________________ and any adjournment thereof.

THIS PROXY WHEN PROPERLY EXECUTED WILL BE VOTED AS DIRECTED. IF NO DIRECTION IS MADE, THIS PROXY WILL BE VOTED IN ACCORDANCE WITH THE BOARD OF DIRECTORS' RECOMMENDATIONS. THE BOARD OF DIRECTORS RECOMMENDS A VOTE FOR EACH OF THE NOMINEES LISTED ON THE REVERSE SIDE, AND A VOTE FOR PROPOSALS 1, 2, 4, 5 and 6.

Continued, and to be marked, dated and signed on the reverse side.

Please mail this proxy in the enclosed envelope as promptly as possible.

☐ FOLD AND DETACH HERE AND READ THE REVERSE SIDE    ☐

PROXY FOR THE 2017 ANNUAL MEETING OF STOCKHOLDERS OF GEE GROUP, INC. 184 Shuman Blvd., Suite 420, Naperville, IL 60563	Please mark your votes like this	☐

THE BOARD OF DIRECTORS RECOMMENDS A VOTE FOR EACH OF THE DIRECTOR NOMINEES LISTED BELOW, AND A VOTE FOR PROPOSALS 1,2,4,5 and 6.

1.	APPROVAL OF ISSUANCE OF SHARES OF COMMON STOCK UPON CONVERSION OF SERIES B PREFERRED STOCK IN EXCESS OF 19.99% OF OUTSTANDING SHARES	FOR ☐	AGAINST ☐	ABSTAIN ☐	2.	APPROVAL OF ISSUANCE OF SHARES OF COMMON STOCK UPON CONVERSION OF OR PAYMENT OF INTEREST ON 9.5% CONVERTIBLE SUBORDINATED NOTES IN EXCESS OF 19.99% OF OUTSTANDING SHARES	FOR ☐	AGAINST ☐	ABSTAIN ☐

3.	ELECTION OF DIRECTORS, NOMINEES: Mr. Derek Dewan, Dr. Arthur Laffer, Mr. Thomas Williams, Mr. Peter Tanous, Mr. William Isaac, Mr. George A. Bajalia and Mr. Ronald Smith. For, except vote withheld from the following nominee(s):	FOR ☐	WITHHOLD ☐		4.	To ratify the appointment of Friedman LLP as the Company's independent registered public accounting firm for 2017	FOR ☐	AGAINST ☐	ABSTAIN ☐

5,	To approve an amendment to the Company's 2013 Incentive Stock Plan to increase the number of shares available for issuance pursuant to awards granted under the 2013 Plan from 1,000,000 shares to 4,000,000 shares	FOR ☐	AGAINST ☐	ABSTAIN ☐	6.

To approve the adjournment of the Annual Meeting to a later date or dates, if necessary, to permit further solicitation of proxies in the event there are not sufficient votes at the time of the Annual Meeting to approve the Preferred Conversion Proposal and/or the Note Conversion Proposal

							FOR ☐	AGAINST ☐	ABSTAIN ☐

					7.	In their discretion, in the transaction of such other business as may properly come before the meeting.

					You are encouraged to specify your choice by marking the appropriate box with an "X" but you need not mark any boxes if you wish to vote in accordance with the Board of Directors' recommendation.

						COMPANY ID: PROXY NUMBER: ACCOUNT NUMBER:

Signature						Date _________, 2017

Note: The signer hereby revokes all proxies heretofore given by the signer to vote at said meeting or any adjournments thereof. Please sign exactly as name appears hereon. Joint owners should each sign. When signing as attorney, executor, administrator, trustee or guardian, please give full title as such.